UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-23147

First Trust Exchange-Traded Fund VIII
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

        First Trust CEF Income Opportunity ETF (FCEF)

        First Trust Municipal CEF Income Opportunity ETF (MCEF)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2021
----------------------------

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

Shareholder Letter...........................................................  1
Fund Performance Overview

Portfolio of Investments

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective(s). Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.


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SHAREHOLDER LETTER
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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
CEF Income Opportunity ETF ("FCEF") and the First Trust Municipal CEF Income
Opportunity ETF ("MCEF" and together with FCEF, the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII, which contains detailed information about the Funds for the twelve months ended August 31, 2021.

The coronavirus ("COVID-19") pandemic has proven to be as stubborn as advertised. We were warned by the scientific community early on that we would have to coexist with this virus from here on out, and that appears to be the case some 19 months after its onset. While the three main vaccines have proven to be effective at keeping those people who have gotten all the required shots out of the hospital, the U.S., unfortunately, had only achieved a 54% fully vaccinated rate as of September 9, 2021, according to the Centers for Disease
Control and Prevention. If you add in the people ages 18 and older who have received just one of the two-dose vaccines, it jumps to 75.3%. The U.S. and global economies continue to underperform due to the pandemic. The U.S. alone had a record high 10.9 million job openings at the end of July 2021, according to the latest Job Openings and Labor Turnover Survey from the Department of
Labor. It appears that many people do not seem to want to work right now. An estimated 7.5 million unemployment recipients in the U.S. were scheduled to lose their benefits on September 6, 2021. Perhaps that will be enough to incentivize people to go back to work.

The Federal Reserve (the "Fed") continues to play a major role in the U.S.
economy. It has kept short-term interest rates artificially low for the better part of the past 13 years. The Federal Funds target rate (upper bound), while held at 0.25% for roughly nine of those 13 years, reached as high as 2.50% in the same 13-year period, but only for a few months and that was just prior to the COVID-19 pandemic, according to data from the Fed. For comparative purposes, the target rate averaged 2.56% for the 30-year period ended September 21, 2021.
It currently stands at 0.25%. In addition to keeping rates low, the Fed has been buying assets, specifically Treasuries and mortgage-backed securities. It has been buying a combined $120 billion of these securities every month. This has helped keep bond yields artificially low as well. As of February 26, 2020, the value of the assets on the Fed's balance sheet totaled $4.16 trillion, according to its own data. As of September 15, 2021, the assets were valued at $8.45 trillion. Keep in mind, the balance sheet stood at $1 trillion on September 17,
2008. That was during the 2007-2008 Financial Crisis. Due to the reopening of the U.S. economy and a bigger-than-expected rise in inflation this year, the Fed has signaled that it could begin to taper its bond buying program by the end of
2021. With respect to the Federal Funds rate, the Fed continues to say it intends to leave short-term rates where they are until 2023. In other words, the
Fed is poised to maintain its accommodative stance towards monetary policy. They are not looking to get tight - just less loose. We will monitor this scenario closely in the months ahead to see if the Fed's actions impact the direction of interest rates and bond yields.

Overall, I am pleased to report that the securities markets have performed well in this tumultuous climate. It appears, in our opinion, that the extremely low interest rates offered on savings vehicles has motivated many investors to assume more risk to potentially generate higher returns. The S&P 500(R) Index
(the "Index") posted a total return of 31.17% for the 12-month period ended
August 31, 2021, according to Bloomberg. For comparative purposes, from 1926 through 2020 (95 years), the Index returned an average of 10.28% per year on a total return basis, according to Morningstar/Ibbotson Associates. Should interest rates and bond yields eventually trend higher, investors should be prepared for a bit of turbulence as stocks and bonds may be subjected to some potential short-term profit taking, in my opinion. Having said that, I encourage investors to stay the course. I remain optimistic due in large part to the trillions of dollars in government stimulus money already circulating in the economy as well as the potential for trillions of additional dollars from
President Joe Biden's infrastructure and "human infrastructure" bills still weaving their way through Congress. It's hard to bet against growth in the current climate.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)

The First Trust CEF Income Opportunity ETF (the "Fund") seeks to provide current income with a secondary emphasis on total return. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges. The Fund is classified as "diversified" under the
Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FCEF."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (9/27/16)     Inception (9/27/16)
                                                           8/31/21            to 8/31/21              to 8/31/21
FUND PERFORMANCE
NAV                                                         34.19%              10.90%                   66.39%
Market Price                                                33.83%              10.83%                   65.93%

INDEX PERFORMANCE
Russell 3000(R) Index                                       33.04%              18.32%                  129.05%
Blended Benchmark (1)                                       30.00%               9.92%                   59.36%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 6.)

-----------------------------
(1)   A blended benchmark (the "Blended Benchmark") comprised 60% of the First
      Trust Equity Closed-End Fund Total Return Index, a cap-weighted index
      (based on NAV) designed to provide a broad representation of the equity based closed-end fund universe, and 40% of the First Trust Taxable Fixed
      Income Closed-End Fund Total Return Index, a cap-weighted index (based on
      NAV) designed to provide a broad representation of the taxable fixed income closed-end fund universe, has been selected as a secondary benchmark to provide a more direct correlation to the Fund's underlying portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 60-40 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Eaton Vance Tax-Advantaged Global Dividend
   Income Fund                                     4.8%
BlackRock Science & Technology Trust               4.7
Cohen & Steers REIT and Preferred and
   Income Fund, Inc.                               4.1
Eaton Vance Tax-Advantaged Dividend Income
   Fund                                            3.9
Eaton Vance Tax-Advantaged Global Dividend
   Opportunities Fund                              3.8
Tekla Healthcare Investors                         3.7
Tekla Healthcare Opportunities Fund                3.5
Ares Dynamic Credit Allocation Fund, Inc.          3.4
Gabelli Dividend & Income Trust (The)              3.3
BlackRock Science & Technology Trust II            3.3
                                                --------
     Total                                        38.5%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
WORLD REGIONS                                  INVESTMENTS
----------------------------------------------------------
North America                                     78.8%
Europe                                            11.8
Asia                                               9.4
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
MARKET CAPITALIZATION                          INVESTMENTS
----------------------------------------------------------
Mega                                              28.7%
Large                                             35.3
Mid                                               25.8
Small                                              6.6
Micro                                              3.6
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
CREDIT QUALITY (2)                             INVESTMENTS
----------------------------------------------------------
AAA                                                5.9%
AA                                                 0.5
A                                                  1.3
BBB                                               19.0
BB                                                27.6
B                                                 26.6
CCC-D                                              8.9
NR                                                10.2
                                                --------
     Total                                       100.0%
                                                ========


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     SEPTEMBER 27, 2016 - AUGUST 31, 2021

            First Trust CEF Income      Russell 3000(R)       Blended
               Opportunity ETF               Index           Benchmark
9/28/16            $10,000                  $10,000           $10,000
2/28/17             10,698                   11,058            10,693
8/31/17             11,348                   11,637            11,267
2/28/18             11,572                   12,853            11,410
8/31/18             12,267                   13,993            12,041
2/28/19             12,044                   13,502            11,833
8/31/19             12,658                   14,177            12,452
2/29/20             12,451                   14,434            12,117
8/31/20             12,401                   17,216            12,258
2/28/21             14,636                   19,532            14,085
8/31/21             16,638                   22,903            15,935


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

(2) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest)
to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)

The First Trust Municipal CEF Income Opportunity ETF (the "Fund") seeks to provide current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets
(including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges which invest primarily in municipal debt securities, some or all of which pay interest that is exempt from regular federal income taxes. The Fund may also invest in exchange-traded funds. The Fund is classified as
"diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "MCEF."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (9/27/16)     Inception (9/27/16)
                                                           8/31/21            to 8/31/21              to 8/31/21
FUND PERFORMANCE
NAV                                                         16.37%               5.10%                  27.75%
Market Price                                                16.44%               5.09%                  27.67%

INDEX PERFORMANCE
Bloomberg Municipal Bond Index                               3.40%               3.44%                  18.11%
First Trust Municipal Closed-End Fund Total Return
   Index (1)                                                17.36%               5.85%                  32.31%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 6.)

-----------------------------
(1)   The First Trust Municipal Closed-End Fund Total Return Index, a
      cap-weighted index (based on NAV) designed to provide a broad representation of the taxable fixed income closed-end fund universe, has been selected as a secondary benchmark to provide a more direct correlation to the Fund's underlying portfolio. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Nuveen AMT-Free Municipal Credit Income
   Fund                                            5.1%
Nuveen AMT-Free Quality Municipal Income
   Fund                                            5.1
Nuveen Quality Municipal Income Fund               4.6
BlackRock MuniYield Quality Fund, Inc.             4.1
BlackRock MuniYield Quality Fund III, Inc.         4.0
Invesco Quality Municipal Income Trust             4.0
BlackRock Muni Intermediate Duration
   Fund, Inc.                                      3.9
BlackRock MuniHoldings Fund, Inc.                  3.8
Nuveen Municipal Credit Opportunities Fund         3.6
Nuveen Municipal Credit Income Fund                3.5
                                                --------
     Total                                        41.7%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
TOP STATE EXPOSURE                             INVESTMENTS
----------------------------------------------------------
Illinois                                          11.6%
California                                         9.0
New York                                           8.7
Texas                                              7.8
Florida                                            6.7
                                                --------
     Total                                        43.8%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
CREDIT QUALITY (2)                             INVESTMENTS
----------------------------------------------------------
AAA                                                6.8%
AA                                                26.4
A                                                 24.5
BBB                                               18.0
BB                                                 6.7
B                                                  1.9
CCC-D                                              1.2
NR                                                14.5
                                                --------
     Total                                       100.0%
                                                ========


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               SEPTEMBER 27, 2016 - AUGUST 31, 2021

            First Trust Municipal CEF       Bloomberg Barclays       First Trust Municipal
             Income Opportunity ETF        Municipal Bond Index      Closed-End Fund Index
9/28/16              $10,000                     $10,000                    $10,000
2/28/17                9,433                       9,758                      9,359
8/31/17                9,919                      10,128                      9,978
2/28/18                9,415                      10,003                      9,399
8/31/18                9,613                      10,178                      9,693
2/28/19                9,889                      10,416                     10,017
8/31/19               10,858                      11,066                     11,182
2/29/20               11,086                      11,402                     11,415
8/31/20               10,977                      11,424                     11,273
2/28/21               11,636                      11,522                     11,971
8/31/21               12,775                      11,813                     13,231


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
(2)   The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 5


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NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust CEF Income Opportunity ETF ("FCEF") and the First
Trust Municipal CEF Income Opportunity ETF ("MCEF" and together with FCEF, the
"Funds"), each a series of the First Trust Exchange-Traded Fund VIII, and is responsible for the selection and ongoing monitoring of the securities in the
Funds' portfolios and certain other services necessary for the management of the portfolios.

PORTFOLIO MANAGEMENT

Ken Fincher, Senior Vice President of First Trust, and Jordan Ramsland, Vice
President of First Trust, are the Funds' portfolio managers and have responsibility for the day-to-day management of each Fund's investment portfolio. Mr. Fincher has nearly 30 years of experience in financial markets.
His current responsibilities include management of two First Trust exchange-traded funds and separately managed accounts that invest primarily in closed-end funds. He has also helped develop new product structures in the closed-end fund space. Mr. Fincher has been named Outstanding Individual
Contributor to the Closed-End Fund Sector in 2007, 2006, 2005 and 2004 by
financial analysts and his peers in the closed-end fund community and served on the Closed-End Fund committee of the Investment Company Institute. Mr. Fincher received a B.A. in financial administration from Michigan State University and an M.B.A. from Loyola University Graduate School of Business. Mr. Ramsland
joined First Trust in 2013, and his current responsibilities include research and management of strategies that invest primarily in closed-end funds. He is responsible for updating and maintaining First Trust's proprietary closed-end fund models as part of the investment process for the First Trust closed-end funds, exchange-traded funds and separately managed accounts. Mr. Ramsland graduated from Palm Beach Atlantic University in 2011 with a B.S. in Finance.

                                   COMMENTARY
FCEF

MARKET RECAP

Equity and taxable fixed income closed-end funds ("CEFs") enjoyed strong returns during the Fund's fiscal year ended August 31, 2021. This was dually led by underlying net asset value ("NAV") appreciation and share prices rising faster than NAVs. As the economy began to heal after the coronavirus ("COVID-19")
induced sell-off, many investors looked to CEFs as a source for income and capital appreciation.

Discounts to NAV narrowed over the fiscal year ended August 31, 2021. Discounts in the equity space on average narrowed to -5.23% (versus -11.62% on August 31,
2020). In Taxable Fixed Income CEFs, these have traded up to an average 1.18%
premium to NAV (versus a -5.71% discount on August 31, 2020) during the fiscal year. The average discount of the underlying funds in which the Fund invests narrowed during the fiscal year from -9.24% to -3.94%.

PERFORMANCE ANALYSIS

On a NAV basis through the fiscal year ended August 31, 2021, the Fund provided a total return of 34.19%. The Fund's Blended Benchmark (the "Blended Benchmark")
consists of 60% of the First Trust Equity Closed-End Fund Total Return Index and
40% of the First Trust Taxable Fixed Income Closed-End Fund Total Return Index
and provided a total return of 30.00% over the same period. The Fund's NAV total return outperformed the Blended Benchmark's total return by 4.19% for the fiscal year ended August 31, 2021. The Fund's share price return of 33.83% outperformed the Blended Benchmark's total return by 3.83% for the same period.

The primary factor resulting in outperformance relative to the Blended Benchmark was security selection within the equity and Taxable Fixed Income CEFs market.
Additionally, overweighting equity CEFs, and underweighting Taxable Fixed Income funds relative to the Blended Benchmark was also additive to relative performance, as equity-based funds outperformed during the Fund's fiscal year ended August 31, 2021.

MARKET AND FUND OUTLOOK

As most equity funds posted strong returns during the Fund's fiscal year ended
August 31, 2021, we have seen a number of funds raise distributions now that embedded gains increased amidst the economic recovery.

The cost of short-term financing (leverage) looks to be low for the near-term, with many investors closely watching the Federal Reserve's (the "Fed") actions regarding its bond tapering plan as a potential precursor to the Fed's action on the short end of the curve. As short-term interest rates remain near zero, investors in CEFs continue to benefit from the spread earned by borrowing short and investing long. When the Fed ultimately hints at raising short-term rates, we would expect Taxable Fixed Income investors to migrate toward shorter duration securities.

                                                                          Page 7


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

As we mentioned last year, COVID-19-induced weakness in share prices emboldened some activist shareholders to step up the pressure on fund sponsors to attempt to narrow discounts. We have seen in the past, and expect to continue to see, corporate actions as funds look to fend off these shareholders by enacting mergers, tender offers, and secondary market buybacks. In some instances, this can be a positive for funds, but more often, the fund is left with a smaller asset base, higher fixed costs per share and wider bid/ask spreads which can make trading in and out more inefficient.

The CEF initial public offering calendar has been very strong with a new deal coming to market each month in 2021. The cumulative assets raised year-to-date have surpassed all full calendar years since 2013. We believe the new CEF structure, in which the fund sponsor pays the sales charges, creates a wider investment audience. New issues have typically been coming to market with a twelve-to-fifteen-year term with the potential to become perpetual in nature.

We continue to focus on buying funds based on fundamentals, while seeking to identify opportunities that can provide investors with the potential for an attractive total return, whether it be on the equity or fixed income side of the ledger. As in any market, there will be winners and losers, so it is important to stay active in that portion of your portfolio that invests in CEFs.

MCEF

MARKET RECAP

Through the fiscal year ended August 31, 2021, municipal CEFs have returned
17.36%, as measured by the Fund's CEF benchmark, the First Trust Municipal
Closed-End Fund Total Return Index. Performance during the fiscal year steadily pushed higher as global economies began to reopen. Discounts continued to tighten throughout the fiscal year, and the average fund now trades at a slight premium to NAV amidst strong investor demand. The average discount in the national municipal space narrowed from a discount of -5.17% to a 1.40% premium over the past year, according to Morningstar.

Some drivers that we believe will help the municipal space moving forward are the continued low cost of borrowing (leverage), the potential for personal and corporate tax increases, infrastructure spending, and the view by retail investors that municipals continue to offer a safe haven. Additionally, there has been a continued effort by CEF sponsors to merge smaller municipal funds to form funds with a larger asset base to create greater economies of scale and increase liquidity, which we see as a positive for shareholders.

PERFORMANCE ANALYSIS

On a NAV basis through the fiscal year ended August 31, 2021, the Fund provided a total return of 16.37%, and returned 16.44% on a share price basis. The Fund's secondary benchmark, the First Trust Municipal Closed-End Total Return Fund
Index provided a total return of 17.36% over the same period. The Fund's NAV and share price total return trailed the secondary benchmark's total return by 0.99%
and 0.92%, respectively, during the same period. The underperformance was primarily due to exposure to shorter duration term CEFs and exchange-traded funds which generally trailed longer duration municipal CEFs. In comparison to the Bloomberg Municipal Bond Index, which returned 3.40% during the fiscal year, municipal CEFs greatly outperformed.

Throughout the fiscal year ended August 31, 2021, the Fund continued to roll out of its defensive positioning as several shorter duration funds matured, with most proceeds being deployed in longer duration leveraged municipal CEFs.

Increased earnings in the Fund allowed for two increases in the monthly distribution rate during the Fund's fiscal year ended August 31, 2021. Overall, this amounted to a 13.6% increase in the monthly distribution paid during the fiscal year.

MARKET AND FUND OUTLOOK

CEFs investing in municipal bonds benefited from the underlying bonds being seen as a "safe haven" as financial markets pushed through their COVID-19-induced recovery. Additionally, unprecedented fiscal and monetary stimulus provided a backstop to municipalities and allowed defaults to stay low thus far during the economic rebound. Widespread vaccine availability in the United States also aided in the "return to normalcy" as the economy continued to heal, though the
Delta variant has put a damper on the speed of the recovery. Moving forward, the municipal space will be faced with challenges as existing higher coupon bonds are called away and replaced with lower yielding bonds in the low current interest rate environment. We anticipate that a majority of the returns over the next twelve months will come from the income paid out by the funds. Overall, we remain cautiously optimistic as the world continues to heal from its physical and economic wounds.

We believe that active management in the CEF space matters.


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2021 (UNAUDITED)

As a shareholder of First Trust CEF Income Opportunity ETF or First Trust
Municipal CEF Income Opportunity ETF (each a "Fund" and collectively, the
"Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------
                                                                                      ANNUALIZED
                                                                                     EXPENSE RATIO   EXPENSES PAID
                                                     BEGINNING         ENDING        BASED ON THE      DURING THE
                                                   ACCOUNT VALUE    ACCOUNT VALUE      SIX-MONTH       SIX-MONTH
                                                   MARCH 1, 2021   AUGUST 31, 2021    PERIOD (a)     PERIOD (a) (b)
-------------------------------------------------------------------------------------------------------------------
FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)
Actual                                               $1,000.00        $1,137.10          0.85%           $4.58
Hypothetical (5% return before expenses)             $1,000.00        $1,020.92          0.85%           $4.33

FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)
Actual                                               $1,000.00        $1,097.90          0.75%           $3.97
Hypothetical (5% return before expenses)             $1,000.00        $1,021.42          0.75%           $3.82


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which each Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2021 through August 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 9


FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CLOSED-END FUNDS -- 99.0%
               CAPITAL MARKETS -- 99.0%
       23,699  Adams Natural Resources Fund,
                  Inc.                                  $     352,167
       41,175  Advent Convertible and Income
                  Fund                                        784,796
        9,391  Angel Oak Dynamic Financial
                  Strategies Income Term Trust                194,675
       21,352  Apollo Tactical Income Fund, Inc.              339,070
       79,601  Ares Dynamic Credit Allocation
                  Fund, Inc.                                1,296,700
       23,653  Barings Global Short Duration
                  High Yield Fund                             405,176
       23,537  BlackRock Corporate High Yield
                  Fund, Inc.                                  296,566
       24,382  BlackRock Health Sciences
                  Trust II                                    700,739
       26,549  BlackRock Multi-Sector Income
                  Trust                                       495,139
       32,517  BlackRock Science & Technology
                  Trust                                     1,784,208
       30,781  BlackRock Science & Technology
                  Trust II                                  1,264,483
       49,743  Blackstone Strategic Credit Fund               689,438
       15,940  Central Securities Corp.                       683,985
       25,878  Cohen & Steers Infrastructure
                  Fund, Inc.                                  753,050
       57,522  Cohen & Steers REIT and
                  Preferred and Income Fund, Inc.           1,580,129
       62,501  DoubleLine Income Solutions
                  Fund                                      1,118,768
       11,227  Eaton Vance Enhanced Equity
                  Income Fund                                 217,579
       44,127  Eaton Vance Short Duration
                  Diversified Income Fund                     601,892
       52,464  Eaton Vance Tax-Advantaged
                  Dividend Income Fund                      1,497,323
       81,842  Eaton Vance Tax-Advantaged
                  Global Dividend Income Fund               1,820,985
       45,067  Eaton Vance Tax-Advantaged
                  Global Dividend Opportunities
                  Fund                                      1,448,453
       47,017  Gabelli Dividend & Income
                  Trust (The)                               1,270,399
       18,421  General American Investors Co.,
                  Inc.                                        829,129
        2,495  John Hancock Financial
                  Opportunities Fund                          109,705
       44,946  John Hancock Tax-Advantaged
                  Dividend Income Fund                      1,100,728
       13,343  Lazard Global Total Return and
                  Income Fund, Inc.                           290,877
       36,481  Macquarie Global Infrastructure
                  Total Return Fund, Inc.                     864,600
        4,374  Morgan Stanley China A Share
                  Fund, Inc.                                   90,104

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
      159,547  Nuveen Credit Strategies Income
                  Fund                                  $   1,037,056
       86,076  Nuveen Preferred & Income
                  Opportunities Fund                          863,342
       29,353  Nuveen Real Asset Income and
                  Growth Fund                                 473,170
       41,057  Nuveen Tax-Advantaged
                  Dividend Growth Fund                        680,725
       77,055  PGIM Global High Yield Fund,
                  Inc.                                      1,210,534
       48,715  PIMCO Dynamic Credit and
                  Mortgage Income Fund                      1,094,139
       17,314  PIMCO Dynamic Income
                  Opportunities Fund                          375,021
       33,858  Principal Real Estate Income
                  Fund                                        528,523
       17,155  Royce Micro-Cap Trust, Inc.                    205,174
       41,247  Royce Value Trust, Inc.                        781,218
       21,558  Source Capital, Inc.                         1,004,271
       53,276  Tekla Healthcare Investors                   1,425,133
       54,777  Tekla Healthcare Opportunities
                  Fund                                      1,355,183
       20,309  Tekla Life Sciences Investors                  443,752
       23,070  Templeton Emerging Markets
                  Fund                                        412,722
       29,415  Tri-Continental Corp.                        1,027,466
       24,503  Virtus AllianzGI Artificial
                  Intelligence & Technology
                  Opportunities Fund                          685,349
       26,163  Virtus AllianzGI Convertible &
                  Income 2024 Target Term Fund                270,264
       11,958  Virtus AllianzGI Equity &
                  Convertible Income Fund                     368,187
       49,381  Western Asset Emerging Markets
                  Debt Fund, Inc.                             686,890
       54,490  Western Asset High Income
                  Opportunity Fund, Inc.                      286,073
       14,332  Western Asset Inflation-Linked
                  Opportunities & Income Fund                 190,902
                                                        -------------
               TOTAL CLOSED-END FUNDS
                  -- 99.0%                                 38,285,957
               (Cost $33,653,987)                       -------------

               MONEY MARKET FUNDS -- 0.9%
      339,896  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class
                  0.01% (a)                                   339,896
               (Cost $339,896)                          -------------

               TOTAL INVESTMENTS -- 99.9%                  38,625,853
               (Cost $33,993,883) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                          49,516
                                                        -------------
               NET ASSETS -- 100.0%                     $  38,675,369
                                                        =============

Page 10                 See Notes to Financial Statements


FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $34,003,914. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $5,219,818 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $597,879. The net unrealized appreciation was $4,621,939.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Closed-End Funds*       $ 38,285,957     $        --     $         --
Money Market Funds           339,896              --               --
                        ---------------------------------------------
Total Investments       $ 38,625,853     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 11


FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CLOSED-END FUNDS -- 96.4%
               CAPITAL MARKETS -- 96.4%
       33,713  BlackRock Long-Term Municipal
                  Advantage Trust                       $     487,827
       45,573  BlackRock Muni Intermediate
                  Duration Fund, Inc.                         716,408
       20,382  BlackRock Municipal 2030 Target
                  Term Trust                                  536,047
       29,599  BlackRock Municipal Income
                  Trust                                       462,336
       34,865  BlackRock Municipal Income
                  Trust II                                    561,327
       40,220  BlackRock MuniHoldings Fund,
                  Inc.                                        690,980
       26,890  BlackRock MuniHoldings
                  Investment Quality Fund                     400,123
       22,588  BlackRock MuniHoldings Quality
                  Fund II, Inc.                               327,074
       44,015  BlackRock MuniYield Quality
                  Fund, Inc.                                  739,012
       35,735  BlackRock MuniYield Quality
                  Fund II, Inc.                               522,803
       48,910  BlackRock MuniYield Quality
                  Fund III, Inc.                              733,650
       12,733  DTF Tax-Free Income, Inc.                      190,231
       18,650  Eaton Vance Municipal Bond
                  Fund                                        257,743
       10,424  Eaton Vance Municipal Income
                  2028 Term Trust                             241,889
       29,175  Eaton Vance Municipal Income
                  Trust                                       417,494
       42,613  Invesco Municipal Trust                        600,417
       16,355  Invesco Pennsylvania Value
                  Municipal Income Trust                      221,610
       53,365  Invesco Quality Municipal
                  Income Trust                                727,365
       42,025  Invesco Trust for Investment
                  Grade Municipals                            599,277
       13,597  Invesco Value Municipal Income
                  Trust                                       231,829
       11,358  MainStay MacKay DefinedTerm
                  Municipal Opportunities Fund                257,259
       13,466  Neuberger Berman Municipal
                  Fund, Inc.                                  226,633
       51,310  Nuveen AMT-Free Municipal
                  Credit Income Fund                          933,329
       58,023  Nuveen AMT-Free Quality
                  Municipal Income Fund                       921,405
       32,622  Nuveen Dynamic Municipal
                  Opportunities Fund                          539,894
       20,575  Nuveen Enhanced Municipal
                  Value Fund                                  349,775
       11,984  Nuveen Intermediate Duration
                  Municipal Term Fund                         177,363
       12,479  Nuveen Intermediate Duration
                  Quality Municipal Term Fund                 186,686

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
       36,107  Nuveen Municipal Credit Income
                  Fund                                  $     627,901
       41,839  Nuveen Municipal Credit
                  Opportunities Fund                          655,617
       37,607  Nuveen Municipal High Income
                  Opportunity Fund                            577,267
       50,560  Nuveen Municipal Value Fund,
                  Inc.                                        595,091
       51,472  Nuveen Quality Municipal
                  Income Fund                                 837,449
       40,238  Western Asset Intermediate Muni
                  Fund, Inc.                                  391,113
       15,880  Western Asset Municipal High
                  Income Fund, Inc.                           129,581
       36,687  Western Asset Municipal Partners
                  Fund, Inc.                                  600,933
                                                        -------------
               TOTAL CLOSED-END FUNDS
                  -- 96.4%                                 17,672,738
               (Cost $16,772,537)                       -------------

               EXCHANGE-TRADED FUNDS -- 2.7%
               CAPITAL MARKETS -- 2.7%
        7,732  VanEck Vectors High-Yield Muni
                  ETF                                         491,059
               (Cost $494,644)                          -------------

               TOTAL INVESTMENTS -- 99.1%                  18,163,797
               (Cost $17,267,181) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.9%                         164,050
                                                        -------------
               NET ASSETS -- 100.0%                     $  18,327,847
                                                        =============

(a)   Aggregate cost for federal income tax purposes is $17,269,380. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $928,424 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $34,007. The net unrealized appreciation was $894,417.

Page 12                 See Notes to Financial Statements


FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Closed-End Funds*       $ 17,672,738     $        --     $         --
Exchange-Traded Funds*       491,059              --               --
                        ---------------------------------------------
Total Investments       $ 18,163,797     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 13


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2021


                                                                                                      FIRST TRUST
                                                                               FIRST TRUST           MUNICIPAL CEF
                                                                               CEF INCOME               INCOME
                                                                             OPPORTUNITY ETF        OPPORTUNITY ETF
                                                                                 (FCEF)                 (MCEF)
                                                                             ---------------        ---------------
ASSETS:
Investments, at value..................................................      $    38,625,853        $    18,163,797
Cash...................................................................                   --                167,546
Dividends receivables..................................................               76,642                 48,934
                                                                             ---------------        ---------------
   Total Assets........................................................           38,702,495             18,380,277
                                                                             ---------------        ---------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................                   --                 41,273
   Investment advisory fees............................................               27,126                 11,157
                                                                             ---------------        ---------------
   Total Liabilities...................................................               27,126                 52,430
                                                                             ---------------        ---------------
NET ASSETS.............................................................      $    38,675,369        $    18,327,847
                                                                             ===============        ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $    34,038,380        $    17,360,448
Par value..............................................................               15,050                  8,500
Accumulated distributable earnings (loss)..............................            4,621,939                958,899
                                                                             ---------------        ---------------
NET ASSETS.............................................................      $    38,675,369        $    18,327,847
                                                                             ===============        ===============
NET ASSET VALUE, per share.............................................      $         25.70        $         21.56
                                                                             ===============        ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            1,505,000                850,002
                                                                             ===============        ===============
Investments, at cost...................................................      $    33,993,883        $    17,267,181
                                                                             ===============        ===============


Page 14                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2021


                                                                                                      FIRST TRUST
                                                                               FIRST TRUST           MUNICIPAL CEF
                                                                               CEF INCOME               INCOME
                                                                             OPPORTUNITY ETF        OPPORTUNITY ETF
                                                                                 (FCEF)                 (MCEF)
                                                                             ---------------        ---------------
INVESTMENT INCOME:
Dividends..............................................................      $     1,241,614        $       471,862
                                                                             ---------------        ---------------
   Total investment income.............................................            1,241,614                471,862
                                                                             ---------------        ---------------
EXPENSES:
Investment advisory fees...............................................              289,694                 81,895
                                                                             ---------------        ---------------
   Total expenses......................................................              289,694                 81,895
                                                                             ---------------        ---------------
NET INVESTMENT INCOME (LOSS)...........................................              951,920                389,967
                                                                             ---------------        ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................              743,787                107,619
   In-kind redemptions.................................................            1,101,644                    464
   Distribution of capital gains from investment companies.............              147,586                  7,204
                                                                             ---------------        ---------------
Net realized gain (loss)...............................................            1,993,017                115,287
Net change in unrealized appreciation (depreciation) on investments....            7,167,845              1,141,529
                                                                             ---------------        ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            9,160,862              1,256,816
                                                                             ---------------        ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $    10,112,782        $     1,646,783
                                                                             ===============        ===============


                        See Notes to Financial Statements                Page 15


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                                         FIRST TRUST                        FIRST TRUST
                                                                          CEF INCOME                    MUNICIPAL CEF INCOME
                                                                       OPPORTUNITY ETF                    OPPORTUNITY ETF
                                                                            (FCEF)                             (MCEF)
                                                               --------------------------------   --------------------------------
                                                                    YEAR             YEAR              YEAR             YEAR
                                                                    ENDED            ENDED             ENDED            ENDED
                                                                  8/31/2021        8/31/2020         8/31/2021        8/31/2020
                                                               ---------------  ---------------   ---------------  ---------------
OPERATIONS:
Net investment income (loss).............................      $       951,920  $     1,441,253   $       389,967  $       321,427
Net realized gain (loss).................................            1,993,017        1,374,432           115,287           11,822
Net change in unrealized appreciation (depreciation).....            7,167,845       (2,466,746)        1,141,529         (559,211)
                                                               ---------------  ---------------   ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations.......................................           10,112,782          348,939         1,646,783         (225,962)
                                                               ---------------  ---------------   ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................           (1,686,588)      (2,002,675)         (395,501)        (289,376)
                                                               ---------------  ---------------   ---------------  ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................            6,988,057       14,808,321         8,430,208        3,994,750
Cost of shares redeemed..................................          (10,040,378)     (16,937,688)               --       (5,618,446)
                                                               ---------------  ---------------   ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................           (3,052,321)      (2,129,367)        8,430,208       (1,623,696)
                                                               ---------------  ---------------   ---------------  ---------------
Total increase (decrease) in net assets..................            5,373,873       (3,783,103)        9,681,490       (2,139,034)

NET ASSETS:
Beginning of period......................................           33,301,496       37,084,599         8,646,357       10,785,391
                                                               ---------------  ---------------   ---------------  ---------------
End of period............................................      $    38,675,369  $    33,301,496   $    18,327,847  $     8,646,357
                                                               ===============  ===============   ===============  ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................            1,655,000        1,705,000           450,002          550,002
Shares sold..............................................              300,000          750,000           400,000          200,000
Shares redeemed..........................................             (450,000)        (800,000)               --         (300,000)
                                                               ---------------  ---------------   ---------------  ---------------
Shares outstanding, end of period........................            1,505,000        1,655,000           850,002          450,002
                                                               ===============  ===============   ===============  ===============


Page 16                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CEF INCOME OPPORTUNITY ETF (FCEF)


                                                                     YEAR ENDED AUGUST 31,                   PERIOD
                                                         ----------------------------------------------      ENDED
                                                            2021        2020        2019        2018     8/31/2017 (a)
                                                         ----------  ----------  ----------  ----------  --------------
Net asset value, beginning of period..................    $  20.12    $  21.75    $  22.26    $  21.66      $  20.05
                                                          --------    --------    --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................        0.65        0.82        0.82        0.78          1.02
Net realized and unrealized gain (loss)...............        6.07       (1.29)      (0.18)       0.93          1.61
                                                          --------    --------    --------    --------      --------
Total from investment operations......................        6.72       (0.47)       0.64        1.71          2.63
                                                          --------    --------    --------    --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................       (0.84)      (1.10)      (0.96)      (1.01)        (0.79)
Net realized gain.....................................       (0.30)      (0.06)      (0.19)      (0.10)        (0.12)
Return of capital.....................................          --          --          --          --         (0.11)
                                                          --------    --------    --------    --------      --------
Total distributions...................................       (1.14)      (1.16)      (1.15)      (1.11)        (1.02)
                                                          --------    --------    --------    --------      --------
Net asset value, end of period........................    $  25.70    $  20.12    $  21.75    $  22.26      $  21.66
                                                          ========    ========    ========    ========      ========
TOTAL RETURN (b)......................................       34.19%      (2.04)%      3.18%       8.09%        13.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $ 38,675    $ 33,301    $ 37,085    $ 45,754      $ 31,517
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c).....        0.85%       0.85%       0.85%       0.85%         0.85% (d)
Ratio of net investment income (loss) to average net
   assets.............................................        2.79%       4.01%       3.92%       3.14%         5.99% (d)
Portfolio turnover rate (e)...........................           8%          6%         13%         15%           23%


FIRST TRUST MUNICIPAL CEF INCOME OPPORTUNITY ETF (MCEF)


                                                                     YEAR ENDED AUGUST 31,                   PERIOD
                                                         ----------------------------------------------      ENDED
                                                            2021        2020        2019        2018     8/31/2017 (a)
                                                         ----------  ----------  ----------  ----------  --------------
Net asset value, beginning of period..................    $  19.21    $  19.61    $  17.94    $  19.20      $  20.05
                                                          --------    --------    --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................        0.70        0.68        0.62        0.64          0.61
Net realized and unrealized gain (loss)...............        2.39       (0.48)       1.65       (1.24)        (0.80)
                                                          --------    --------    --------    --------      --------
Total from investment operations......................        3.09        0.20        2.27       (0.60)        (0.19)
                                                          --------    --------    --------    --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................       (0.74)      (0.60)      (0.60)      (0.64)        (0.61)
Net realized gain.....................................       (0.00)(f)      --          --          --            --
Return of capital.....................................          --          --          --       (0.02)        (0.05)
                                                          --------    --------    --------    --------      --------
Total distributions...................................       (0.74)      (0.60)      (0.60)      (0.66)        (0.66)
                                                          --------    --------    --------    --------      --------
Net asset value, end of period........................    $  21.56    $  19.21    $  19.61    $  17.94      $  19.20
                                                          ========    ========    ========    ========      ========
TOTAL RETURN (b)......................................       16.37%       1.10%      12.96%      (3.09)%       (0.81)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $ 18,328    $  8,646    $ 10,785    $ 13,454      $ 13,441
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c).....        0.75%       0.75%       0.75%       0.75%         0.75% (d)
Ratio of net investment income (loss) to average net
   assets.............................................        3.57%       3.49%       3.49%       3.54%         3.59% (d)
Portfolio turnover rate (e)...........................          17%          7%         20%         11%           18%


(a)   Inception date is September 27, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount is less than $0.01.

                        See Notes to Financial Statements                Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of forty-nine funds that are offering shares. This report covers the two funds (each a "Fund" and collectively, the "Funds") listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market
LLC ("Nasdaq").

   First Trust CEF Income Opportunity ETF - (ticker "FCEF")
   First Trust Municipal CEF Income Opportunity ETF - (ticker "MCEF")

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund and principally invests in a portfolio of closed-end investment companies that are listed and traded in the
United States on registered exchanges ("Closed-End Funds"). FCEF's primary investment objective is to provide current income with a secondary emphasis on total return. MCEF's investment objective is to provide current income. Each
Fund seeks to achieve its investment objective(s) by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in Closed-End Funds. MCEF invests in Closed-End Funds ("Municipal
Closed-End Funds") which invest primarily in municipal debt securities, some or all of which pay interest that is exempt from regular federal income taxes
("Municipal Securities"). The Funds may also invest in exchange-traded funds.
Closed-End Funds issue shares of common stock that are traded on a securities exchange. Because the shares of Closed-End Funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company, investors seek to buy and sell shares of Closed-End Funds in the secondary market.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

                                                                         Page 19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2021 was as follows:


                                                       Distributions  Distributions  Distributions  Distributions
                                                         paid from      paid from      paid from      paid from
                                                         Ordinary        Capital      Tax-Exempt      Return of
                                                          Income          Gains         Income         Capital
                                                       -------------  -------------  -------------  -------------
First Trust CEF Income Opportunity ETF                 $   1,243,133  $     443,455  $          --  $          --
First Trust Municipal CEF Income Opportunity ETF               9,130             --        386,371             --


The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2020 was as follows:
follows:


                                                       Distributions  Distributions  Distributions  Distributions
                                                         paid from      paid from      paid from      paid from
                                                         Ordinary        Capital      Tax-Exempt      Return of
                                                          Income          Gains         Income         Capital
                                                       -------------  -------------  -------------  -------------
First Trust CEF Income Opportunity ETF                 $   1,906,929  $      95,746  $          --  $          --
First Trust Municipal CEF Income Opportunity ETF               2,603             --        286,773             --


As of August 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                      Accumulated        Net
                                                                      Undistributed   Capital and    Unrealized
                                                                        Ordinary         Other      Appreciation
                                                                         Income       Gain (Loss)   (Depreciation)
                                                                      -------------  -------------  -------------
First Trust CEF Income Opportunity ETF                                $          --  $          --  $   4,621,939
First Trust Municipal CEF Income Opportunity ETF                             35,215         29,267        894,417


D. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

In addition, the First Trust Municipal CEF Income Opportunity ETF intends to invest in such Municipal Closed-End Funds to allow it to qualify to pass through
"exempt dividends" as defined in the Internal Revenue Code.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019,
2020 and 2021 remain open to federal and state audit. As of August 31, 2021, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2021, the
Funds had no capital loss carryforwards for federal income tax purposes.

During the taxable year ended August 31, 2021, the following Fund utilized non-expiring capital loss carryforwards in the following amount:

                                                               Capital Loss
                                                               Carryforward
                                                                 Utilized
                                                               -------------
First Trust Municipal CEF Income Opportunity ETF               $      83,418

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2021, the Funds had no net late year ordinary or capital losses.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2021, the adjustments for each Fund were as follows:


                                                                        Accumulated
                                                        Accumulated     Net Realized
                                                       Net Investment   Gain (Loss)       Paid-in
                                                       Income (Loss)   on Investments     Capital
                                                       --------------  --------------  --------------
First Trust CEF Income Opportunity ETF                 $      291,213  $   (1,136,352) $      845,139
First Trust Municipal CEF Income Opportunity ETF                1,257          (2,542)          1,285


E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Funds' assets and is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees
(if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective
Fund.

FCEF and MCEF have each agreed to pay First Trust an annual unitary management fee equal to 0.85% and 0.75% of its average daily net assets, respectively. In addition, each Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each
Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2021, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                 Purchases         Sales
                                                                ------------    ------------
First Trust CEF Income Opportunity ETF                          $  3,471,703    $  2,692,272
First Trust Municipal CEF Income Opportunity ETF                   2,023,365       1,872,529


For the fiscal year ended August 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                 Purchases         Sales
                                                                ------------    ------------
First Trust CEF Income Opportunity ETF                          $  6,921,867    $  9,831,404
First Trust Municipal CEF Income Opportunity ETF                   8,300,595              --


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2022.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

On September 20, 2021, FT Cboe Vest International Equity Buffer ETF - September
and FT Cboe Vest Nasdaq-100(R) Buffer ETF - September, each an additional series of the Trust, began trading under the symbols "YSEP" and "QSPT," respectively, on Cboe BZX Exchange, Inc.

On September 21, 2021, First Trust SkyBridge Crypto Industry and Digital Economy
ETF, an additional series of the Trust, began trading under the symbol "CRPT" on
NYSE Arca, Inc.

On October 14, 2021, First Trust Multi-Manager Small Cap Opportunities ETF, an
additional series of the Trust, began trading under the symbol "MMSC" on NYSE
Arca, Inc.

On October 21, 2021, First Trust Municipal CEF Income Opportunity ETF announced that the Board of Trustees of the Trust approved certain changes to the Fund's principal investment strategies, which will be submitted to shareholders of the
Fund for approval. The proposed changes will convert the Fund from its current fund-of-funds investment strategy to one that seeks to provide the same investment objective of current income by investing directly in municipal debt securities. The Fund would still have the ability to invest up to 10% of its net assets in closed end investment companies that invest primarily in municipal debt securities. A special shareholder meeting of the Fund to vote on the changes described above is expected to be held in the fourth quarter of 2021.
Upon approval of such strategy changes, the Fund will be renamed "First Trust
Flexible Municipal High Income ETF" and the Fund's ticker symbol will be changed to "MFLX." In connection with the implementation of the proposed strategy changes, the following persons will serve as additional members of the Fund's portfolio management team and will manage the Fund's non-closed-end fund investments:

o     Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager of First
         Trust; and
o     Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager of
         First Trust.

                                                                         Page 23

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust CEF Income Opportunity ETF and First Trust Municipal CEF Income
Opportunity ETF (the "Funds"), each a series of the First Trust Exchange-Traded
Fund VIII, including the portfolios of investments, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended August 31, 2021, 2020, 2019, and 2018, and the period from September 27, 2016 (commencement of operations)
through August 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2021, 2020, 2019, and 2018, and for the period from
September 27, 2016 (commencement of operations) through August 31, 2017, in conformity with accounting principles generally accepted in the United States of
America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 22, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                  Dividends Received Deduction
                                                                  ----------------------------
First Trust CEF Income Opportunity ETF                                         *
First Trust Municipal CEF Income Opportunity ETF                               *


* The actual percentage of income dividends that qualify for the dividend received deduction will be available to corporate shareholders shortly after the calendar year end.

For the taxable year ended August 31, 2021, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:


                                                                   Qualified Dividend Income
                                                                  ----------------------------
First Trust CEF Income Opportunity ETF                                         **
First Trust Municipal CEF Income Opportunity ETF                               **


** The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.

For the taxable year ended August 31, 2021, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement. The First Trust Municipal CEF Income
Opportunity ETF designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August
31, 2021:


Federal and State Income Tax                                               Percentages
-------------------------------------                                    ---------------
Tax-Exempt Interest Dividends                                                 98.34%
Alternative Minimum Tax (AMT)                                                 14.18%


For the fiscal year ended August 31, 2021, the amount of long-term capital gain distributions designated by First Trust CEF Income Opportunity ETF was $443,455,
which is taxable at the applicable capital gain tax rates for federal income tax purposes.

                                                                         Page 25


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;

                                                                         Page 27

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the following two series of the Trust (each a
"Fund" and collectively, the "Funds"):

   First Trust CEF Income Opportunity ETF (FCEF)
   First Trust Municipal CEF Income Opportunity ETF (MCEF)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021. The
Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the
"Expense Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.
The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor's CEF Management Team is responsible for the day-to-day management of the Funds' investments. The Board considered the background and experience of the members of the CEF Management
Team, including the Board's prior meetings with members of the Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its CEF Management Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the
Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each Fund invests in underlying funds, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying funds. The Board considered that, to the extent any of the underlying funds are other funds in the First Trust Fund Complex, the Advisor has agreed to offset the unitary fee paid by each Fund related to the Fund's assets invested in the affiliated underlying funds. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the
Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for FCEF was above the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group and that the unitary fee rate for MCEF was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group. The Board also noted that each
Fund's total (net) expense ratio (including acquired fund fees and expenses) was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in the respective Expense Group. With respect to the
Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the
Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for each Fund contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information comparing each Fund's performance for periods ended
December 31, 2020 to the performance of the funds in its Performance Universe and, for FCEF, to that of a blended benchmark index and, for MCEF, to that of a benchmark index. Based on the information provided, the Board noted that FCEF underperformed its Performance Universe median for the one-year period ended
December 31, 2020, but outperformed its Performance Universe median for the three-year period ended December 31, 2020 and outperformed its blended benchmark index for the one- and three-year periods ended December 31, 2020. The Board also noted that MCEF outperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2020.

                                                                         Page 29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 26, 2021 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee's annual meeting held on March 16, 2021 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                  FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS                OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          210          None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           210          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial            210          Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),          210          None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              210          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 31


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
       NAME                    OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer
(1966)                Executive Officer                                (January 2016 to Present), Controller (January 2011
                                                   o Since Inception   to January 2016), Senior Vice President (April 2007
                                                                       to January 2016), First Trust Advisors L.P. and First
                                                                       Trust Portfolios L.P.; Chief Financial Officer
                                                                       (January 2016 to Present), BondWave LLC
                                                                       (Software Development Company) and Stonebridge
                                                                       Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since Inception   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term   General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                    First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception   Counsel, BondWave LLC; Secretary, Stonebridge
                                                                       Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                          and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1966)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1970)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 33

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

      First Trust TCW Opportunistic Fixed Income ETF (FIXD)

      First Trust TCW Unconstrained Plus Bond ETF (UCON)

      First Trust TCW Securitized Plus ETF (DEED)

      First Trust TCW Emerging Markets Debt ETF (EFIX)

      First Trust TCW ESG Premier Equity ETF (EPRE)

----------------------------
       Annual Report
    For the Period Ended
      August 31, 2021
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

Shareholder Letter..........................................................   2
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or TCW Investment Management Company LLC ("TCW" or
the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2021. Please note that the First Trust TCW Emerging Markets Debt ETF ("EFIX")
was incepted on February 17, 2021 and the First Trust TCW ESG Premier Equity ETF
("EPRE") was incepted on May 25, 2021, and so information in this letter and the annual report prior to the inception date of each Fund will not apply to these
Funds.

The coronavirus ("COVID-19") pandemic has proven to be as stubborn as advertised. We were warned by the scientific community early on that we would have to coexist with this virus from here on out, and that appears to be the case some 19 months after its onset. While the three main vaccines have proven to be effective at keeping those people who have gotten all the required shots out of the hospital, the U.S., unfortunately, had only achieved a 54% fully vaccinated rate as of September 9, 2021, according to the Centers for Disease
Control and Prevention. If you add in the people ages 18 and older who have received just one of the two-dose vaccines, it jumps to 75.3%. The U.S. and global economies continue to underperform due to the pandemic. The U.S. alone had a record high 10.9 million job openings at the end of July 2021, according to the latest Job Openings and Labor Turnover Survey from the Department of
Labor. It appears that many people do not seem to want to work right now. An estimated 7.5 million unemployment recipients in the U.S. were scheduled to lose their benefits on September 6, 2021. Perhaps that will be enough to incentivize people to go back to work.

The Federal Reserve (the "Fed") continues to play a major role in the U.S.
economy. It has kept short-term interest rates artificially low for the better part of the past 13 years. The Federal Funds target rate (upper bound), while held at 0.25% for roughly nine of those 13 years, reached as high as 2.50% in the same 13-year period, but only for a few months and that was just prior to the COVID-19 pandemic, according to data from the Fed. For comparative purposes, the target rate averaged 2.56% for the 30-year period ended September 21, 2021.
It currently stands at 0.25%. In addition to keeping rates low, the Fed has been buying assets, specifically Treasuries and mortgage-backed securities. It has been buying a combined $120 billion of these securities every month. This has helped keep bond yields artificially low as well. As of February 26, 2020, the value of the assets on the Fed's balance sheet totaled $4.16 trillion, according to its own data. As of September 15, 2021, the assets were valued at $8.45 trillion. Keep in mind, the balance sheet stood at $1 trillion on September 17,
2008. That was during the 2007-2008 Financial Crisis. Due to the reopening of the U.S. economy and a bigger-than-expected rise in inflation this year, the Fed has signaled that it could begin to taper its bond buying program by the end of
2021. With respect to the Federal Funds rate, the Fed continues to say it intends to leave short-term rates where they are until 2023. In other words, the
Fed is poised to maintain its accommodative stance towards monetary policy. They are not looking to get tight - just less loose. We will monitor this scenario closely in the months ahead to see if the Fed's actions impact the direction of interest rates and bond yields.

Overall, I am pleased to report that the securities markets have performed well in this tumultuous climate. It appears, in our opinion, that the extremely low interest rates offered on savings vehicles has motivated many investors to assume more risk to potentially generate higher returns. The S&P 500(R) Index
(the "Index") posted a total return of 31.17% for the 12-month period ended
August 31, 2021, according to Bloomberg. For comparative purposes, from 1926 through 2020 (95 years), the Index returned an average of 10.28% per year on a total return basis, according to Morningstar/Ibbotson Associates. Should interest rates and bond yields eventually trend higher, investors should be prepared for a bit of turbulence as stocks and bonds may be subjected to some potential short-term profit taking, in my opinion. Having said that, I encourage investors to stay the course. I remain optimistic due in large part to the trillions of dollars in government stimulus money already circulating in the economy as well as the potential for trillions of additional dollars from
President Joe Biden's infrastructure and "human infrastructure" bills still weaving their way through Congress. It's hard to bet against growth in the current climate.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

The investment objective of the First Trust TCW Opportunistic Fixed Income ETF
(the "Fund") is to seek to maximize long-term total return. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in fixed income securities. The Fund's investments principally include securities issued or guaranteed by the U.S.
government or its agencies, instrumentalities or U.S. government-sponsored entities; Treasury Inflation Protected Securities (TIPS); agency and non-agency residential mortgage-backed securities (RMBS); agency and non-agency commercial mortgage-backed securities (CMBS); agency and non-agency asset-backed securities
(ABS); U.S. corporate bonds; fixed income securities issued by non-U.S.
corporations and governments, including issuers with significant ties to emerging market countries; bank loans, including first lien senior secured floating rate bank loans; municipal bonds; collateralized loan obligations
(CLOs); Rule 144A securities, and other debt securities bearing fixed, floating or variable interest rates of any maturity. The Fund may utilize listed and over-the-counter derivatives instruments. Shares of the Fund are listed on The
Nasdaq Stock Market LLC under the ticker symbol "FIXD."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL          CUMULATIVE
                                                                                            TOTAL RETURNS         TOTAL RETURNS
                                                                        1 Year Ended     Inception (2/14/17)     Inception (2/14/17)
                                                                           8/31/21           to 8/31/21            to 8/31/21
FUND PERFORMANCE
NAV                                                                          0.77%               4.62%                22.76%
Market Value                                                                 0.82%               4.64%                22.86%

INDEX PERFORMANCE
Bloomberg U.S. Aggregate Bond Index                                         -0.08%               4.08%                19.94%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              FEBRUARY 14, 2017 - AUGUST 31, 2021

              First Trust TCW             Bloomberg
            Opportunistic Fixed        U.S. Aggregate
                Income ETF               Bond Index
2/14/17           $10,000                 $10,000
2/28/17            10,068                  10,066
8/31/17            10,323                  10,342
2/28/18            10,130                  10,117
8/31/18            10,265                  10,233
2/28/19            10,470                  10,437
8/31/19            11,325                  11,274
2/29/20            11,699                  11,657
8/31/20            12,182                  12,004
2/28/21            12,048                  11,818
8/31/21            12,276                  11,994


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
FUND ALLOCATION                                NET ASSETS
----------------------------------------------------------
U.S. Government Bonds and Notes                   36.9%
U.S. Government Agency Mortgage-Backed
   Securities                                     30.1
Corporate Bonds and Notes                         17.9
Asset-Backed Securities                            7.6
Mortgage-Backed Securities                         7.6
Foreign corporate Bonds and Notes                  5.2
Senior Floating-Rate Loan Interests                1.8
Foreign Sovereign Bonds and Notes                  1.6
Municipal Bond                                     0.9
U.S. Treasury Bills                               10.8
Money Market Funds                                 2.6
Put Swaptions Purchased                            0.0*
Put Options Purchased                              0.0*
Put Options Written                                0.0*
Net Other Assets and Liabilities**               (23.0)
                                                -------
   Total                                         100.0%
                                                =======

 *  Amount is less than 0.1%.
 ** Includes variation margin on futures contracts and unrealized appreciation/
    depreciation on interest rate swap agreements.

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
CREDIT QUALITY(1)                             INVESTMENTS
----------------------------------------------------------
Government/Agency                                 64.6%
AAA                                                3.5
AA+                                                0.3
AA                                                 0.8
AA-                                                1.0
A+                                                 0.6
A                                                  1.6
A-                                                 2.6
BBB+                                               4.3
BBB                                                5.9
BBB-                                               3.6
BB+                                                2.0
BB                                                 1.0
BB-                                                0.8
B+                                                 0.2
B                                                  0.9
B-                                                 0.3
CCC+                                               0.1
CCC                                                1.2
CCC-                                               0.6
CC                                                 2.4
C                                                  0.5
D                                                  1.0
NR                                                 0.2
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
TOP TEN HOLDINGS                              INVESTMENTS
----------------------------------------------------------
U.S. Treasury Note, 0.13%, 08/31/23                7.1%
Federal National Mortgage Association, Pool
   TBA, 2.00%, 10/15/51                            7.0
Federal National Mortgage Association, Pool
   TBA, 2.50%, 10/15/51                            6.9
U.S. Treasury Note, 0.13%, 07/31/23                5.7
U.S. Treasury Bond, 2.00%, 08/15/51                4.2
U.S. Treasury Bill, 0.00%, 12/09/21                3.7
U.S. Treasury Note, 0.75%, 08/31/26                3.2
U.S. Treasury Note, 0.63%, 07/31/26                2.9
U.S. Treasury Note, 0.88%, 06/30/26                2.8
U.S. Treasury Bond, 2.38%, 05/15/51                1.5
                                                -------
   Total                                          45.0%
                                                =======

-----------------------------
(1)   The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of McGraw Hill Companies, Inc., Moody's Investors Service, Inc.,
      Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
      BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S.
      Agency mortgage-backed securities appear under "Government/Agency". Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

The investment objective of the First Trust TCW Unconstrained Plus Bond ETF (the
"Fund") is to seek to maximize long-term total return. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of fixed income securities. The Fund's investment sub-advisor, TCW Investment Management Company
LLC, manages the Fund's portfolio in an "unconstrained" manner, meaning that its investment universe is not limited to the securities of any particular index and it has discretion to invest in fixed income securities of any type or credit quality. The Fund's investments principally include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S.
government-sponsored entities; Treasury Inflation Protected Securities (TIPS);
agency and non-agency residential mortgage-backed securities (RMBS); agency and non-agency commercial mortgage-backed securities (CMBS); agency and non-agency asset-backed securities (ABS); U.S. corporate bonds; fixed income securities issued by non-U.S. corporations and governments, including issuers with significant ties to emerging market countries; bank loans, including first lien senior secured floating rate bank loans; municipal bonds; collateralized loan obligations (CLOs); Rule 144A securities, and other debt securities bearing fixed, floating or variable interest rates of any maturity. The Fund may also invest in preferred stock and common stock and the Fund may utilize listed and over-the-counter derivatives. Under normal market conditions, the Fund's average portfolio duration will vary from between 0 to 10 years. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol "UCON."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL          CUMULATIVE
                                                                                            TOTAL RETURNS         TOTAL RETURNS
                                                                        1 Year Ended      Inception (6/4/18)    Inception (6/4/18)
                                                                          8/31/21             to 8/31/21            to 8/31/21
FUND PERFORMANCE
NAV                                                                        4.04%                5.01%                 17.16%
Market Value                                                               3.99%                5.05%                 17.33%

INDEX PERFORMANCE
ICE BofA US Dollar 3-Month Deposit Offered Rate Average Index              0.21%                1.51%                  4.96%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JUNE 4, 2018 - AUGUST 31, 2021

              First Trust TCW            ICE BofA US Dollar
            Opportunistic Fixed       3-Month Deposit Offered
                Income ETF               Rate Average Index
6/4/18            $10,000                    $10,000
8/31/18            10,106                     10,057
2/28/19            10,323                     10,185
8/31/19            10,728                     10,318
2/29/20            10,960                     10,425
8/31/20            11,261                     10,475
2/28/21            11,596                     10,488
8/31/21            11,716                     10,496


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON) (CONTINUED)

----------------------------------------------------------
                                                % OF TOTAL
FUND ALLOCATION                                 NET ASSETS
----------------------------------------------------------
Asset-Backed Securities                           18.4%
Mortgage-Backed Securities                        18.3
Corporate Bonds and Notes                         18.2
U.S. Government Agency Mortgage-Backed
   Securities                                     14.6
Foreign Corporate Bonds and Notes                  6.4
Foreign Sovereign Bonds                            3.9
U.S. Government Bonds and Notes                    0.4
Municipal Bonds                                    0.3
U.S. Treasury Bills                               22.1
Money Market Funds                                 7.1
Net Other Assets and Liabilities*                 (9.7)
                                                -------
   Total                                         100.0%
                                                =======

* Includes variation margin on futures contracts and unrealized appreciation/
  depreciation on interest rate swap agreements.

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
CREDIT QUALITY(1)                             INVESTMENTS
----------------------------------------------------------
Government/Agency                                 36.2%
AAA                                                6.6
AA+                                                0.4
AA                                                 1.3
AA-                                                1.4
A+                                                 0.8
A                                                  2.1
A-                                                 3.8
BBB+                                               3.9
BBB                                                6.4
BBB-                                               4.6
BB+                                                2.8
BB                                                 2.3
BB-                                                3.1
B+                                                 1.3
B                                                  2.8
B-                                                 1.5
CCC+                                               0.6
CCC                                                4.5
CCC-                                               2.8
CC                                                 6.9
C                                                  1.8
D                                                  2.1
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
TOP TEN HOLDINGS                              INVESTMENTS
----------------------------------------------------------
Federal National Mortgage Association, Pool
   TBA, 2.00%, 10/15/51                            5.3%
U.S. Treasury Bill, 0.00%, 01/06/22                4.8
U.S. Treasury Bill, 0.00%, 12/09/21                4.5
Federal National Mortgage Association, Pool
   TBA, 2.50%, 10/15/51                            4.3
U.S. Treasury Bill, 0.00%, 02/03/22                3.4
U.S. Treasury Bill, 0.00%, 01/20/22                2.6
U.S. Treasury Bill, 0.00%, 10/05/21                2.3
U.S. Cash Management Bill, 0.00%, 12/14/21         2.2
U.S. Treasury Bill, 0.00%, 10/07/21                1.7
IndyMac INDX Mortgage Loan Trust, Series
   2006-AR2, Class 1A1B, 1 Mo. LIBOR +
   0.42%, 0.50%, 04/25/46                          0.5
                                                -------
   Total                                          31.6%
                                                =======

-----------------------------
(1)   The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of McGraw Hill Companies, Inc., Moody's Investors Service, Inc.,
      Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
      BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S.
      Agency mortgage-backed securities appear under "Government/Agency". Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)

The First Trust TCW Securitized Plus ETF seeks to maximize long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in securitized debt securities, including asset-backed securities, residential and commercial mortgage-backed securities and collateralized loan obligations ("CLOs"). The Fund's investment sub-advisor, TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor")
seeks to outperform the Bloomberg U.S. Mortgage-Backed Securities Index over time through the utilization of independent, bottom-up research to identify securities that are relatively undervalued. Under normal conditions, the Fund's average portfolio duration varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S.
Mortgage-Backed Securities Index. As a separate measure, there is no limit on the weighted average maturity of the Fund's portfolio. While maturity refers to the expected life of a security, duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol "DEED."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL          CUMULATIVE
                                                                                            TOTAL RETURNS         TOTAL RETURNS
                                                                        1 Year Ended     Inception (4/29/20)    Inception (4/29/20)
                                                                          8/31/21             to 8/31/21            to 8/31/21
FUND PERFORMANCE
NAV                                                                        2.93%                5.06%                 6.84%
Market Value                                                               3.05%                5.06%                 6.84%

INDEX PERFORMANCE
Bloomberg U.S. Mortgage-Backed Securities Index                           -0.18%                0.14%                 0.18%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 APRIL 29, 2020 - AUGUST 31, 2021

                                           Bloomberg
              First Trust TCW         U.S. Mortgage-Backed
            Securitized Plus ETF        Securities Index
4/29/20           $10,000                   $10,000
4/29/20            10,000                    10,000
8/31/20            10,380                    10,036
2/28/21            10,492                     9,990
8/31/21            10,684                    10,018


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED) (CONTINUED)

----------------------------------------------------------
                                                % OF TOTAL
FUND ALLOCATION                                 NET ASSETS
----------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                     52.1%
U.S. Treasury Bills                               31.3
Mortgage-Backed Securities                        26.5
U.S. Government Bonds and Notes                   20.0
Asset-Backed Securities                           18.9
Money Market Funds                                 1.5
Net Other Assets and Liabilities*                (50.3)
                                                -------
   Total                                         100.0%
                                                =======

* Includes variation margin on futures contracts and unrealized appreciation on forward foreign currency contracts.

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
CREDIT QUALITY(1)                              INVESTMENTS
----------------------------------------------------------
Government/Agency                                 69.5%
AAA                                                6.2
AA+                                                0.8
AA                                                 1.1
AA-                                                0.3
A+                                                 0.2
A                                                  1.5
A-                                                 1.2
BBB                                                0.5
BBB-                                               0.9
BB                                                 0.9
BB-                                                0.6
B+                                                 0.8
B                                                  0.7
B-                                                 1.3
CCC+                                               0.2
CCC                                                4.0
CCC-                                               1.2
CC                                                 5.0
C                                                  1.7
D                                                  1.4
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Federal National Mortgage Association, Pool
   TBA, 2.00%, 10/15/51                           12.2%
Federal National Mortgage Association, Pool
   TBA, 2.50%, 10/15/51                           12.2
U.S. Treasury Bill, 0.00%, 10/05/21                6.2
U.S. Cash Management Bill, 0.00%, 12/21/21         6.0
U.S. Treasury Note, 0.13%, 08/31/23                4.8
Government National Mortgage Association,
   Pool TBA, 2.50%, 10/15/51                       3.3
U.S. Treasury Bill, 0.00%, 01/06/22                3.2
Federal National Mortgage Association, Pool
   TBA, 2.00%, 10/15/36                            2.6
U.S. Treasury Bill, 0.00%, 01/20/22                2.4
U.S. Treasury Note, 0.13%, 07/31/23                2.2
                                                -------
   Total                                          55.1%
                                                =======

-----------------------------
(1)   The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of McGraw Hill Companies, Inc., Moody's Investors Service, Inc.,
      Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
      BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S.
      Agency mortgage-backed securities appear under "Government/Agency." Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)

The First Trust TCW Emerging Markets Debt ETF (the "Fund") seeks to provide high total return from current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in debt securities issued or guaranteed by companies, financial institutions and government entities located in emerging market countries. An "emerging market country" is a country that, at the time the Fund invests in the related security or instrument, is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index.
The Fund's investments include, but are not limited to, debt securities issued by sovereign entities, quasi-sovereign entities and corporations.
"Quasi-Sovereign" refers to an entity that is either 100% owned by a sovereign entity or whose debt is 100% guaranteed by a sovereign entity. The Fund may invest up to 25% of its net assets in securities issued by corporations in emerging market countries that are not Quasi-Sovereign entities. The Fund will invest at least 90% of its assets in dollar-denominated securities. The Fund may invest up to 10% of its assets in securities denominated in Euros and/or
Japanese yen. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol "EFIX."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUMULATIVE
                                                                                                                 TOTAL RETURNS
                                                                                                              Inception (2/17/21)
                                                                                                                  to 8/31/21
FUND PERFORMANCE
NAV                                                                                                                  1.93%
Market Value                                                                                                         1.58%

INDEX PERFORMANCE
JP Morgan Emerging Market Bond Index Global Diversified                                                              2.65%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                FEBRUARY 17, 2021 - AUGUST 31, 2021

             First Trust TCW            JP Morgan Emerging
             Emerging Markets           Market Bond Index
                 Debt ETF               Global Diversified
2/17/21          $10,000                     $10,000
2/28/21            9,825                       9,822
8/31/21           10,193                      10,265


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX) (CONTINUED)

----------------------------------------------------------
                                                % OF TOTAL
ASSET CLASSIFICATION                           INVESTMENTS
----------------------------------------------------------
Foreign Sovereign Bonds and Notes                 61.8%
Foreign Corporate Bonds and Notes                 34.7
Money Market Funds                                 3.5
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
CREDIT QUALITY(1)                              INVESTMENTS
----------------------------------------------------------
AA                                                 3.5%
AA-                                                4.4
A                                                  2.2
A-                                                 5.2
BBB                                                5.6
BBB-                                              10.3
BB+                                                6.6
BB                                                 3.7
BB-                                               19.4
B+                                                 7.4
B                                                 10.9
B-                                                11.9
CCC+                                               2.1
CCC                                                3.2
CCC-                                               2.0
CC                                                 1.6
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Qatar Petroleum (USD), 2.25%, 07/12/31             3.2%
Egypt Government International Bond (USD),
   7.05%, 01/15/32                                 2.9
Paraguay Government International Bond
   (USD), 5.60%, 03/13/48                          2.6
Dominican Republic International Bond (USD),
   4.88%, 09/23/32                                 2.5
Bahrain Government International Bond (USD),
   5.25%, 01/25/33                                 2.3
KazMunayGas National Co. JSC (USD), 3.50%,
   04/14/33                                        2.2
Panama Government International Bond (USD),
   2.25%, 09/29/32                                 2.1
Ukraine Government International Bond (USD),
   7.75%, 09/01/27                                 2.1
Colombia Government International Bond
   (USD), 4.13%, 02/22/42                          2.1
Petroleos Mexicanos (USD), 5.35%, 02/12/28         2.0
                                                -------
   Total                                          24.0%
                                                =======

-----------------------------
(1)   The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of McGraw Hill Companies, Inc., Moody's Investors Service, Inc.,
      Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
      BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S.
      Agency mortgage-backed securities appear under "Government/Agency." Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE) The First Trust TCW ESG Premier
Equity ETF's (the "Fund") investment objective is to seek to provide investors with long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of
U.S. companies that meet TCW Investment Management Company LLC's environmental, social and governance (ESG) criteria. Although the Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size. Shares of the Fund are listed on The
NYSE Arca, Inc. under the ticker "EPRE."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUMULATIVE
                                                                                                                 TOTAL RETURNS
                                                                                                              Inception (5/25/21)
                                                                                                                  to 8/31/21
FUND PERFORMANCE
NAV                                                                                                                  7.56%
Market Value                                                                                                         7.66%

INDEX PERFORMANCE
Russell 1000(R) Index                                                                                                8.23%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  MAY 25, 2021 - AUGUST 31, 2021

            First Trust TCW ESG
            Premier Equity ETF          Russell 1000(R) Index
5/25/21           $10,000                      $10,000
8/31/21            10,756                       10,823


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Industrials                                       49.8%
Information Technology                            28.3
Financials                                         9.2
Health Care                                        5.1
Consumer Staples                                   4.6
Consumer Discretionary                             3.0
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Clarivate PLC                                     10.4%
Vertiv Holdings Co.                                8.4
HEICO Corp.                                        5.9
Microsoft Corp.                                    5.8
Dye & Durham Ltd.                                  5.7
Mettler-Toledo International, Inc.                 5.1
IHS Markit Ltd.                                    5.0
Copart, Inc.                                       4.9
MSCI, Inc.                                         4.7
Fiserv, Inc.                                       4.7
                                                -------
   Total                                          60.6%
                                                =======


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                         Page 13


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust TCW Opportunistic Fixed Income ETF ("FIXD"), the First Trust TCW
Unconstrained Plus Bond ETF ("UCON"), the First Trust TCW Securitized Plus ETF
("DEED"), the First Trust TCW Emerging Markets Debt ETF ("EFIX"), and the First
Trust TCW ESG Premier Equity ETF ("EPRE") (each a "Fund"). First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor") serves as investment sub-advisor. In this capacity, TCW is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio.
TCW, with principal offices at 865 South Figueroa Street, Los Angeles,
California 90017, was founded in 1987, and is a wholly-owned subsidiary of The
TCW Group, Inc. ("TCW Group"). TCW, together with TCW Group and its other subsidiaries, which provide investment management and investment advisory services, had approximately $270.8 billion under management or committed to management, including $233.1 billion of U.S. fixed income investments, as of
August 31, 2021.

                           PORTFOLIO MANAGEMENT TEAM

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

Tad Rivelle, Chief Investment Officer of the Fixed Income Group of TCW
Stephen M. Kane, CFA, Generalist Portfolio Manager in the Fixed Income
   Group of TCW
Laird Landmann, Co-Director and Generalist Portfolio Manager in the Fixed Income
   Group of TCW
Bryan T. Whalen, CFA, Generalist Portfolio Manager in the Fixed Income
   Group of TCW

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)

Bryan T. Whalen, CFA, Generalist Portfolio Manager in the Fixed Income
   Group of TCW
Mitchell Flack, Managing Director of Securitized Products at TCW
Elizabeth J. Crawford, Senior Vice President of Securitized Products at TCW
Harrison Choi, Managing Director of Securitized Products at TCW

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)

Penelope D. Foley, Group Managing Director at TCW
David I. Robbins, Group Managing Director at TCW
Alex Stanojevic, Group Managing Director at TCW

FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)

Joseph R. Shaposhnik, Managing Director of TCW

                                   COMMENTARY

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

MARKET RECAP

Financial markets gained momentum in the latter part of 2020 on optimism surrounding the introduction of effective vaccines for the coronavirus
("COVID-19") and continued their pursuit of record highs (particularly in the equity space). This led to increased concerns regarding inflation, and thus a significant re-pricing higher of interest rates in the opening months of 2021.
Pricing pressures did ultimately manifest in the second quarter of 2021, with consecutive upside surprises for the consumer price index ("CPI") which brought year-over-year advance to 5.4% as of July 2021, the highest level since 2008.
While the reflation trade subsequently stalled as markets appeared to buy into the Federal Reserve's (the "Fed") narrative that these higher inflation prints would prove transitory, the 10-Year U.S. Treasury yield still was over 60 basis points ("bps") higher year-over-year, closing August 2021 at 1.31%.
Macroeconomic data prints were generally positive during the 12-month period ended August 31, 2021, including a surge in manufacturing indices, relatively strong earnings results, and an uptick in consumer confidence from pandemic


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

depths. However, there was some pull back in the summer of 2021 as risk-off concerns have more recently reared their head over the spread of the Delta variant, bringing into question the sustainability of the global economic recovery with softer data prints. Still, the valuation backdrop could be arguably characterized as 'complacent' given that yield spreads for fixed income sectors are trading through historical tights despite heightened potential for a policy misstep going forward. Central bank support remains critical, and the Fed maintains an accommodative policy stance having left rates and the pace of bond buying unchanged at their June 2021 meeting, followed by cautious remarks from
Fed Chairman Jerome Powell at the Fed's Jackson Hole annual policy retreat in
August. Despite leaving the door open for a possible September taper announcement, Powell indicated there is still room for improvement in employment metrics and reiterated the transitory nature of recent inflation prints.
Nevertheless, the most recent median policy rate, or "dot plot", forecasted two rate hikes by the end of 2023, a faster than anticipated pace of tightening due to upgraded estimates for growth and inflation. If monetary support is withdrawn more quickly than markets expect (or at an earlier date than expected), there is little cushion in current spread levels to take this into account, suggesting caution is warranted.

While equity markets continued to notch record highs and gained a staggering 30%
through August 2021, the Bloomberg U.S. Aggregate Bond Index delivered a slight negative total return profile (-0.08%), largely driven by a -2.1% return for
Treasuries. Agency mortgage-backed securities ("MBS") were also weighed down by rate volatility as well as concerns over the prospect of Fed tapering, despite still benefitting from the central bank's sponsorship. The sector fell -0.2%
during the period and was one of the only to post negative excess returns. In contrast, corporate credit was the beneficiary of solid demand amid a global dearth of yield and advanced 2.5%, outpacing Treasuries by 533 bps. Even more impressively, high yield garnered a 10.1% return as investors sought out higher yielding products, and the option-adjusted spread ("OAS") of the sector compressed to historical tights (+288 bps at the end of August 2021). Lower quality credits outperformed, with an 18.7% return during the period.
Securitized products generally trailed corporates, though legacy non-agency MBS delivered steady positive returns, recovering from early 2020 losses amid a strong housing market, improved sentiment, and ongoing improvement in the macro environment. Commercial MBS gained 1.6%, driven by non-agency backed collateral, which delivered nearly 390 bps of positive excess returns. Finally, asset-backed securities ("ABS") rose 0.9% and performed ahead of duration-matched Treasuries by roughly 84 bps.

PERFORMANCE ANALYSIS

The Fund returned 0.77% based on net asset value ("NAV") and 0.82% based on market price for the 12-month period ended August 31, 2021, while the Bloomberg
U.S. Aggregate Index (the "Index") fell by -0.08%. Outperformance was driven by the issue selection, particularly within investment grade corporates, notwithstanding a drag from an underweight to the sector as spreads compressed amid the improved economy. More specifically credit holdings in the portfolio maintained a higher average yield than those in the benchmark, which benefitted relative returns, along with the emphasis on wirelines, airlines, and finance companies, all top performing sectors over the period, and an underweight to lagging utilities. Among securitized products, the overweight to agency MBS held back returns as the sector trailed Treasuries on a duration-adjusted basis, though the portfolio's preference for lower coupon To Be Announced ("TBAs")
benefitted relative performance on an issue selection basis as TBAs continued to provide higher running yields than pools. Additionally, legacy non-agency MBS holdings contributed as the sector benefitted from the ongoing strength in housing with the added bonus of being mostly floating rate amid the rise in yields. Meanwhile, ABS were sustained in part by the progress in the labor markets, with positive contributions led by floating rate government guaranteed student loans. Finally, the duration profile of the portfolio has been adjusted in a disciplined manner given the evolving value proposition but was shorter than the Index for most of the period, which rewarded returns as Treasury yields rose. Derivative positioning in the Fund is largely focused on futures positions used to manage duration, with a small allocation to interest rate swaps and options, of which the impact on performance was minimal.

MARKET AND FUND OUTLOOK

COVID-19 and the associated disruptions delivered an unprecedented shock to the
U.S. economy and the recovery has proceeded in fits and starts. With no historical corollary to reference, economic forecasting is particularly difficult. Perhaps most uniquely, U.S. households experienced a massive gain in wealth in 2020 (roughly $13.5 trillion), in stark contrast with the last recession, during which households lost $8 trillion. The impact of government stimulus efforts has clearly been substantial, while the impact on consumer finances and overall demand as that stimulus fades in the coming months is uncertain. All of this implies that asset prices at all-time highs supported by relentlessly optimistic economic outlooks, in our opinion, do not fully account for the myriad risks confronting the economy today. In our view, those downside risks include the potential for slowing growth in the U.S. or China later this year, as well as policymakers' significant challenge of engineering a smooth exit from policy support or shifting to a more hawkish policy stance in the face of rising price pressures. Facing this uncertainty, current market spreads seem to reflect a Goldilocks scenario of strong growth, contained inflation, and

                                                                         Page 15


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

rising earnings, yet debt has grown to record levels. In the unlikely event the
Goldilocks scenario plays out, the scope for further spread tightening is limited, reducing the potential upside, while any of the numerous risks could lead to substantially wider spreads and poor performance.

Given prevailing conditions, the Fund is more defensively positioned, with what we view as ample levels of liquidity to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum (given tight A/BBB relationships), reducing tight commodity-exposed names/sectors, swapping into shorter-dated maturities (where curves are flat), and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Within securitized, the Fund continues to prefer current coupon agency MBS TBAs which remain attractive given the relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship as well as money center banks. In our view, legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In commercial mortgage-backed securities ("CMBS"), though current holdings continue to focus on top-of the-capital structure exposures in single asset, single borrower
("SASB") AAA-rated issues, opportunities are beginning to present in AA- and
A-rated collateral with good loan-to-value ("LTV") ratios, i.e., protection, and good spread compensation. A similar strategy applies to collateralized loan obligations ("CLOs"), with possible additions on well-collateralized AA-rated issues offering good yields. Lastly, though currently a small position, emerging market debt issues are add candidates on cheaper entry points.

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

MARKET RECAP

Financial markets gained momentum in the latter part of 2020 on optimism surrounding the introduction of effective vaccines for the coronavirus
("COVID-19") and continued their pursuit of record highs (particularly in the equity space). This led to increased concerns regarding inflation, and thus a significant re-pricing higher of interest rates in the opening months of 2021.
Pricing pressures did ultimately manifest in the second quarter of 2021, with consecutive upside surprises for the CPI which brought year-over-year advance to
5.4% as of July 2021, the highest level since 2008. While the reflation trade subsequently stalled as markets appeared to buy into the Fed's narrative that these higher inflation prints would prove transitory, the 10-Year U.S. Treasury yield still was over 60 basis points ("bps") higher year-over-year, closing
August 2021 at 1.31%. Macroeconomic data prints were generally positive during the 12-month period ended August 31, 2021, including a surge in manufacturing indices, relatively strong earnings results, and an uptick in consumer confidence from pandemic depths. However, there was some pull back in the summer of 2021 as risk-off concerns have more recently reared their head over the spread of the Delta variant, bringing into question the sustainability of the global economic recovery with softer data prints. Still, the valuation backdrop could be arguably characterized as 'complacent' given that yield spreads for fixed income sectors are trading through historical tights despite heightened potential for a policy misstep going forward. Central bank support remains critical, and the Fed maintains an accommodative policy stance having left rates and the pace of bond buying unchanged at their June 2021 meeting, followed by cautious remarks from Fed Chairman Jerome Powell at the Fed's Jackson Hole annual policy retreat in August. Despite leaving the door open for a possible
September taper announcement, Powell indicated there is still room for improvement in employment metrics and reiterated the transitory nature of recent inflation prints. Nevertheless, the most recent median policy rate, or "dot plot", forecasted two rate hikes by the end of 2023, a faster than anticipated pace of tightening due to upgraded estimates for growth and inflation. If monetary support is withdrawn more quickly than markets expect (or at an earlier date than expected), there is little cushion in current spread levels to take this into account, suggesting caution is warranted.

While equity markets continued to notch record highs and gained a staggering 30%
through August 2021, the Bloomberg U.S. Aggregate Bond Index delivered a slight negative total return profile (-0.08%), largely driven by a -2.1% return for
Treasuries. Agency MBS were also weighed down by rate volatility as well as concerns over the prospect of Fed tapering, despite still benefitting from the central bank's sponsorship. The sector fell -0.2% during the period and was one of the only to post negative excess returns. In contrast, corporate credit was the beneficiary of solid demand amid a global dearth of yield and advanced 2.5%, outpacing Treasuries by 533 bps. Even more impressively, high yield garnered a
10.1% return as investors sought out higher yielding products, and the OAS of the sector compressed to historical tights (+288 bps at the end of August 2021).
Lower quality credits outperformed, with an 18.7% return during the period.
Securitized products generally trailed corporates, though legacy non-agency MBS delivered steady positive returns, recovering from early 2020 losses amid a strong housing market, improved sentiment, and ongoing improvement in the macro environment. Commercial MBS gained 1.6%, driven by non-agency backed collateral, which delivered nearly 390 bps of positive excess returns. Finally, ABS rose
0.9% and performed ahead of duration-matched Treasuries by roughly 84 bps.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

PERFORMANCE ANALYSIS

The Fund returned 4.04% based on NAV and 3.99% based on market price, for the
12-month period ended August 31, 2021, while the ICE BofA US Dollar 3-Month
Deposit Offered Rate Average Index returned 0.21%. While the positive duration position of the portfolio resulted in a drag on performance as Treasury yields rose, favorable issue selection among corporate credit and non-agency MBS more than offset the drag, driving outperformance. Agency MBS, CMBS, and ABS also contributed, though somewhat more modestly. Among corporates, the allocation to high yield credit boosted returns as the sector outpaced Treasuries by over
1,000 bps, while investment grade credit also performed well with yield premiums declining. The largest contributions came from finance companies, midstream energy, and airline holdings, all top performing areas of the corporate market, and alongside this outperformance, the overall allocation to corporate credit was selectively trimmed over the period. The small position in emerging market debt was also additive as the sector reversed course in the second half of the period as growth estimates picked up amid improved economic metrics in the U.S.
and China, notwithstanding a slower pace of COVID-19 vaccinations and delayed reopenings. Derivative positioning in the Fund is largely focused on futures positions used to manage duration, with a small allocation to interest rate swaps and options, of which the impact on performance was minimal.

MARKET AND FUND OUTLOOK

COVID-19 and the associated disruptions delivered an unprecedented shock to the
U.S. economy and the recovery has proceeded in fits and starts. With no historical corollary to reference, economic forecasting is particularly difficult. Perhaps most uniquely, U.S. households experienced a massive gain in wealth in 2020 (roughly $13.5 trillion), in stark contrast with the last recession, during which households lost $8 trillion. The impact of government stimulus efforts has clearly been substantial, while the impact on consumer finances and overall demand as that stimulus fades in the coming months is uncertain. All of this implies that asset prices at all-time highs supported by relentlessly optimistic economic outlooks, in our opinion, do not fully account for the myriad risks confronting the economy today. In our view, those downside risks include the potential for slowing growth in the U.S. or China later this year, as well as policymakers' significant challenge of engineering a smooth exit from policy support or shifting to a more hawkish policy stance in the face of rising price pressures. Facing this uncertainty, current market spreads seem to reflect a Goldilocks scenario of strong growth, contained inflation, and rising earnings, yet debt has grown to record levels. In the unlikely event the
Goldilocks scenario plays out, the scope for further spread tightening is limited, reducing the potential upside, while any of the numerous risks could lead to substantially wider spreads and poor performance.

Given prevailing conditions, the Fund is more defensively positioned, with what we view as ample levels of liquidity to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum (given tight A/BBB relationships), reducing tight commodity-exposed names/sectors, swapping into shorter-dated maturities (where curves are flat), and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Within securitized, the Fund continues to prefer current coupon agency MBS TBAs which remain attractive given the relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship as well as money center banks. In our view, legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset, SASB AAA-rated issues, opportunities are beginning to present in AA- and
A-rated collateral with good LTV ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions on well-collateralized AA-rated issues offering good yields. Lastly, though currently a small position, emerging market debt issues are add candidates on cheaper entry points.

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)

MARKET RECAP

Financial markets gained momentum in the latter part of 2020 on optimism surrounding the introduction of effective vaccines for COVID-19 and continued
their pursuit of record highs (particularly in the equity space). This led to increased concerns regarding inflation, and thus a significant re-pricing higher of interest rates in the opening months of 2021. Pricing pressures did ultimately manifest in the second quarter of 2021, with consecutive upside surprises for the CPI which brought year-over-year advance to 5.4% as of July
2021, the highest level since 2008. While the reflation trade subsequently stalled as markets appeared to buy into the Fed's narrative that these higher inflation prints would prove transitory, the 10-Year U.S. Treasury yield still was over 60 bps higher year-over-year, closing August 2021 at 1.31%.
Macroeconomic data prints were generally positive during the 12-month period ended August 31, 2021, including a surge in manufacturing indices, relatively strong earnings results, and an uptick in consumer confidence from pandemic depths. However, there was some pull back in the summer of 2021 as risk-off

                                                                         Page 17


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

concerns have more recently reared their head over the spread of the Delta variant, bringing into question the sustainability of the global economic recovery with softer data prints. Still, the valuation backdrop could be arguably characterized as 'complacent' given that yield spreads for fixed income sectors are trading through historical tights despite heightened potential for a policy misstep going forward. Central bank support remains critical, and the Fed maintains an accommodative policy stance having left rates and the pace of bond buying unchanged at their June 2021 meeting, followed by cautious remarks from
Fed Chairman Jerome Powell at the Fed's Jackson Hole annual policy retreat in
August. Despite leaving the door open for a possible September taper announcement, Powell indicated there is still room for improvement in employment metrics and reiterated the transitory nature of recent inflation prints.
Nevertheless, the most recent median policy rate, or "dot plot", forecasted two rate hikes by the end of 2023, a faster than anticipated pace of tightening due to upgraded estimates for growth and inflation. If monetary support is withdrawn more quickly than markets expect (or at an earlier date than expected), there is little cushion in current spread levels to take this into account, suggesting caution is warranted.

While equity markets continued to notch record highs and gained a staggering 30%
through August 2021, the Bloomberg U.S. Aggregate Bond Index delivered a slight negative total return profile (-0.08%), largely driven by a -2.1% return for
Treasuries. Agency MBS were also weighed down by rate volatility as well as concerns over the prospect of Fed tapering, despite still benefitting from the central bank's sponsorship. The sector fell -0.2% during the period and was one of the only to post negative excess returns. In contrast, corporate credit was the beneficiary of solid demand amid a global dearth of yield and advanced 2.5%, outpacing Treasuries by 533 bps. Even more impressively, high yield garnered a
10.1% return as investors sought out higher yielding products, and the OAS of the sector compressed to historical tights (+288 bps at the end of August 2021).
Lower quality credits outperformed, with an 18.7% return during the period.
Securitized products generally trailed corporates, though legacy non-agency MBS delivered steady positive returns, recovering from early 2020 losses amid a strong housing market, improved sentiment, and ongoing improvement in the macro environment. Commercial MBS gained 1.6%, driven by non-agency backed collateral, which delivered nearly 390 bps of positive excess returns. Finally, ABS rose
0.9% and performed ahead of duration-matched Treasuries by roughly 84 bps.

PERFORMANCE ANALYSIS

The Fund returned 2.93% based on NAV and 3.05% based on market price for the
12-month period ended August 31, 2021, while the Bloomberg U.S. Mortgage-Backed
Securities Index (the "Index") fell by -0.18%. The underweight to agency MBS benefitted returns as the sector lagged Treasuries by nearly 50 bps, though the emphasis on lower coupons was a drag as higher coupons led. Nevertheless, the portfolio's emphasis on TBAs provided a tailwind to performance given the yield advantage of TBA positions. Non-agency MBS was also additive, as the largely floating rate holdings performed well amid rising rates, with the biggest contributions coming from issues backed by subprime and option adjustable-rate mortgage collateral. CMBS and ABS holdings were also significant to outperformance as reopenings and an improved outlook helped both sectors, along with strong sponsorship. Finally, the duration profile of the portfolio has been adjusted in a disciplined manner given the evolving value proposition but was shorter than the Index for most of the period, which rewarded returns as
Treasury yields rose. Derivative positioning in the Fund is largely focused on futures positions used to manage duration, with a small allocation to currency forwards which had little impact on performance.

MARKET AND FUND OUTLOOK

COVID-19 and the associated disruptions delivered an unprecedented shock to the
U.S. economy and the recovery has proceeded in fits and starts. With no historical corollary to reference, economic forecasting is particularly difficult. Perhaps most uniquely, U.S. households experienced a massive gain in wealth in 2020 (roughly $13.5 trillion), in stark contrast with the last recession, during which households lost $8 trillion. The impact of government stimulus efforts has clearly been substantial, while the impact on consumer finances and overall demand as that stimulus fades in the coming months is uncertain. All of this implies that asset prices at all-time highs supported by relentlessly optimistic economic outlooks, in our opinion, do not fully account for the myriad risks confronting the economy today. In our view, those downside risks include the potential for slowing growth in the U.S. or China later this year, as well as policymakers' significant challenge of engineering a smooth exit from policy support or shifting to a more hawkish policy stance in the face of rising price pressures. Facing this uncertainty, current market spreads seem to reflect a Goldilocks scenario of strong growth, contained inflation, and rising earnings, yet debt has grown to record levels. In the unlikely event the
Goldilocks scenario plays out, the scope for further spread tightening is limited, reducing the potential upside, while any of the numerous risks could lead to substantially wider spreads and poor performance.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

Given prevailing conditions, the Fund is more defensively positioned, with what we view as ample levels of liquidity to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum (given tight A/BBB relationships), reducing tight commodity-exposed names/sectors, swapping into shorter-dated maturities (where curves are flat), and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Within securitized, the Fund continues to prefer current coupon agency MBS TBAs which remain attractive given the relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship as well as money center banks. In our view, legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset, SASB AAA-rated issues, opportunities are beginning to present in AA- and
A-rated collateral with good LTV ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions on well-collateralized AA-rated issues offering good yields. Lastly, though currently a small position, emerging market debt issues are add candidates on cheaper entry points.

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)

MARKET RECAP

Emerging Markets ("EMs") sovereign spreads are 12 bps wider, and EMs corporate spreads are 9 bps wider for the third quarter through September 21, 2021. The market environment has been mixed, due to a combination of growth concerns related to the Delta variant earlier in the quarter, followed by some relief following the Jackson Hole meetings and comfort around tapering. More recently, regulatory concerns related to the Chinese property sector and general risk-off sentiment have weighed on the market (largely Asia high yield, which is approximately 70 bps wider for the quarter through September 21, 2021).

PERFORMANCE ANALYSIS

From the Fund's inception date of February 17, 2021 through August 31, 2021, the
Fund returned 1.93% based on NAV and 1.58% based on market price, while the JP
Morgan Emerging Market Bond Index Global Diversified returned 2.65%. The underperformance of 72 bps has been driven by Chinese property exposure, along with underweight positioning to Sri Lanka and Ecuador. We have reduced exposure to Chinese property given regulatory headwinds. For Sri Lanka, the underweight has been predicated upon concerns about debt sustainability. We believe we have been early with this call, as the sovereign has been able to muddle through.
That said, we remain concerned about fundamentals and are remaining underweight.
For Ecuador, we had been underweight heading into that country's Presidential elections in February 2021, as our research assessment, along with polls, suggested that the less market-friendly candidate was likely to win, which, in our view, would pressure the sovereign's relationship with the International
Monetary Fund ("IMF") and hurt long-term economic growth. Unexpectedly, the market-friendly candidate, Guillermo Lasso, won and we missed the immediate rally after the news. We have since shifted to a moderate overweight in Ecuador on the basis of a more constructive economic backdrop and relationship with the
IMF.

MARKET AND FUND OUTLOOK

We believe EMs will benefit from the improving global economic backdrop and continued policy accommodation from Developed Market central banks. Furthermore, we believe that the downside risks from the Delta variant are manageable, and that it has delayed, but not derailed, the overall improving global growth momentum, particularly as vaccine dissemination improves internationally (in both EMs and Europe). We believe returns for the balance of the year for dollar-denominated debt will largely be driven by carry, with some potential for spread tightening following the Fed's Jackson Hole meeting in August 2021, offset partially by rates grinding higher. Yields of approximately 5% for EM
Fixed Income appears attractive to us in the context of global fixed income.

We are positioned for an improvement in global growth, expressed via an overweight to high yield (which is less rate sensitive) relative to investment grade. Additionally, the Fund is moderately overweight Latin America, with select overweights concentrated in Mexico, Brazil, and other higher yielding sovereigns. The Fund is underweight Asia, largely due to valuations, and underweight in Europe, which reflects an overweight to Ukraine and an underweight to Russia due to tighter trading spreads in Central and Eastern
Europe sovereigns. The Fund is overweight the Middle East/Africa region as it will benefit, in our view, from an improvement in global growth and a supportive commodity backdrop.

                                                                         Page 19


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)

MARKET RECAP

Financial markets remained relatively steady during the 12-month period ended
August 31, 2021, as investors were optimistic about the reopening of the economy. Despite the ongoing pandemic, concerns regarding inflation, and rising interest rates, equities continued to trend upwards, hitting all-time highs during the period. Although there is lasting uncertainty regarding COVID-19 and new variants arising, the increasing number of vaccinated individuals seems to be curbing new cases and easing restrictions, at least in the United States. The
Fed has maintained that the rising CPI is not an indication of lasting inflation, rather a transitory adjustment. Short-term material shortages have led to sharp valuation/price increases for most commodities, although for the most part these have retreated to normal, pre-pandemic levels. Globally, different countries have faced a variety of issues stemming from the pandemic however many have continued to shrug off concerns similar to the U.S. markets.
The Chinese government took steps to crack down on some if its larger internet and educational companies, incorporating strict rules that companies must follow and harsh punishments for infractions. Although not directly targeted, companies like Alibaba Group and Tencent Holdings Ltd. were negatively impacted by the decision.

PERFORMANCE ANALYSIS

On a NAV basis, the Fund was up 7.56% during the period from the Fund's inception date of May 25, 2021 through August 31, 2021. On a market price basis, the Fund returned 7.66% from the Fund's inception date of May 25, 2021, through
August 31, 2021. The Fund's NAV return underperformed the Russell 1000(R) Index, which increased by 8.23%. Top performers in the period included MSCI Inc.
(Financials), Vertiv Holdings Co. (Industrials), and Microsoft Corp.
(Information Technology).

These companies implement responsible environmental, social and governance
("ESG") strategies and exemplify our belief that businesses that are conscious of their ESG impact are more likely to perform better in the long run. MSCI Inc.
is one holding we believe is worth noting as its services, namely ESG ratings and research, help investment managers identify how well companies are managing their impact across various environmental, social, and governance factors. The company presents these ratings similar to bond ratings, (AAA-CCC) while also providing related analysis of the performance of each business. We continue to prefer MSCI shares, as the company is a leader in providing critical data and support services to investment professionals and institutions worldwide.

The weakest performers in the period included Clarivate PLC (Industrials),
Cricut, Inc. (Consumer Discretionary), and HEICO Corp. (Industrials).

MARKET AND FUND OUTLOOK

We believe that the reopening of the U.S. and Global economies is providing a boost to economic output and corporate earnings. We expect this will create a favorable environment for equities, but we will continue to closely monitor the risks to this outlook, including the expensive valuation the market is currently assigning to the stock market and rising inflation expectations within the US.
We expect continued push and pull between the distribution of the COVID-19 vaccine aiding reopening, while the delta variant drives renewed shutdowns in certain regions.

We will also monitor interest rates and the Fed's stance on inflation and the pressures it may put on the markets. Fed Chairman Jerome Powell has reiterated that the inflation is transitory, and, if this holds true, we expect the equities markets to continue rising.

We also note that equity prices are being supported by a still very constructive outlook for corporate earnings growth. Earnings results for the second quarter of 2021 were nothing short of stellar, and the market consensus expects 9%
earnings per share growth for next year, driven by 7% revenue growth, according to Factset. We recognize the possibility these estimates are disrupted by the on-going COVID-19 pandemic, substantial tax increases proposed by Congress, and finally, we are mindful that equity market valuations are demanding, with the
S&P 500(R) Index trading at 21.1 times forward earnings, which is approximately
30% above its ten-year average of 16.3.

We continue to believe (supported by data) that companies that manage their environmental and social resources in a superior manner and have sensible corporate governance practices are likely to manage the rest of their business in a superior manner. Going forward, we will continue to seek out high quality businesses which offer predictable growth, consistent free cash flow, and capital light business models while also performing better than peers from an
ESG standpoint.


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2021 (UNAUDITED)

As a shareholder of First Trust TCW Opportunistic Fixed Income ETF, First Trust
TCW Unconstrained Plus Bond ETF, First Trust TCW Securitized Plus ETF, First
Trust TCW Emerging Markets Debt ETF or First Trust TCW ESG Premier Equity ETF
(each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1)
transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This
Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended August 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month
(or shorter) period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO        EXPENSES PAID
                                                    BEGINNING            ENDING          BASED ON THE          DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH            SIX-MONTH
                                                  MARCH 1, 2021      AUGUST 31, 2021      PERIOD (a)           PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
Actual                                              $1,000.00           $1,018.90            0.55%                $2.80
Hypothetical (5% return before expenses)            $1,000.00           $1,022.43            0.55%                $2.80

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
Actual                                              $1,000.00           $1,010.40            0.75%                $3.80
Hypothetical (5% return before expenses)            $1,000.00           $1,021.42            0.75%                $3.82

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
Actual                                              $1,000.00           $1,018.30            0.65%                $3.31
Hypothetical (5% return before expenses)            $1,000.00           $1,021.93            0.65%                $3.31

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
Actual                                              $1,000.00           $1,037.50            0.85%                $4.37
Hypothetical (5% return before expenses)            $1,000.00           $1,020.92            0.85%                $4.33


                                                                         Page 21


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED          EXPENSES PAID
                                                                                         EXPENSE RATIO      DURING THE PERIOD
                                                    BEGINNING            ENDING          BASED ON THE        MAY 25, 2021 (c)
                                                  ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS             TO
                                                 MAY 25, 2021 (c)    AUGUST 31, 2021     IN THE PERIOD     AUGUST 31, 2021 (d)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
Actual                                              $1,000.00           $1,075.60            0.85%                $2.39
Hypothetical (5% return before expenses)            $1,000.00           $1,020.92            0.85%                $4.33


(a)   These expense ratios reflect an expense waiver. See Note 3 in the Notes to
      Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2021 through August 31, 2021), multiplied by 184/365 (to reflect the six-month period).

(c)   Inception date.

(d)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 25,
      2021 through August 31,2021), multiplied by 99/365. Hypothetical expenses are assumed for the most recent six-month period.


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT BONDS AND NOTES -- 36.9%

$   56,704,000  U.S. Treasury Bond..................................................     2.25%       05/15/41    $   60,646,700
    85,125,000  U.S. Treasury Bond..................................................     2.38%       05/15/51        93,896,866
   265,460,000  U.S. Treasury Bond..................................................     2.00%       08/15/51       269,815,203
    11,726,242  U.S. Treasury Inflation Indexed Bond................................     0.13%       02/15/51        13,322,265
    93,210,000  U.S. Treasury Note..................................................     0.13%       06/30/23        93,140,821
   362,675,000  U.S. Treasury Note..................................................     0.13%       07/31/23       362,264,158
   452,325,000  U.S. Treasury Note..................................................     0.13%       08/31/23       451,600,574
   174,865,000  U.S. Treasury Note..................................................     0.88%       06/30/26       175,862,276
   186,425,000  U.S. Treasury Note..................................................     0.63%       07/31/26       185,172,457
   207,010,000  U.S. Treasury Note..................................................     0.75%       08/31/26       206,807,842
    40,665,000  U.S. Treasury Note..................................................     1.25%       08/15/31        40,471,206
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT BONDS AND NOTES..........................................................   1,953,000,368
                (Cost $1,939,062,233)                                                                            --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 30.1%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
                Federal Home Loan Mortgage Corporation
       263,309     Series 2017-4656, Class EZ.......................................     4.00%       02/15/47           303,868
                Federal National Mortgage Association
     2,742,804     Series 2012-20, Class ZT.........................................     3.50%       03/25/42         2,905,043
     3,023,599     Series 2012-84, Class VZ.........................................     3.50%       08/25/42         3,245,506
       473,490     Series 2018-38, Class PA.........................................     3.50%       06/25/47           492,096
     1,070,654     Series 2018-43, Class CT.........................................     3.00%       06/25/48         1,114,958
       453,596     Series 2018-86, Class JA.........................................     4.00%       05/25/47           472,514
       169,501     Series 2018-94, Class KD.........................................     3.50%       12/25/48           178,045
       212,837     Series 2019-1, Class KP..........................................     3.25%       02/25/49           223,032
       208,697     Series 2019-20, Class BA.........................................     3.50%       02/25/48           214,795
        98,281     Series 2019-52, Class PA.........................................     3.00%       09/25/49           102,159
                Government National Mortgage Association
       287,522     Series 2018-115, Class DE........................................     3.50%       08/20/48           307,964
       308,426     Series 2018-124, Class NW........................................     3.50%       09/20/48           331,500
       825,066     Series 2019-12, Class QA.........................................     3.50%       09/20/48           866,933
        85,526     Series 2019-71, Class PT.........................................     3.00%       06/20/49            88,418
       836,402     Series 2019-119, Class JE........................................     3.00%       09/20/49           865,837
                                                                                                                 --------------
                                                                                                                     11,712,668
                                                                                                                 --------------
                PASS-THROUGH SECURITIES -- 29.9%
                Federal Home Loan Mortgage Corporation
        92,899     Pool C91981......................................................     3.00%       02/01/38            97,350
        71,595     Pool G07961......................................................     3.50%       03/01/45            77,411
        69,623     Pool G08692......................................................     3.00%       02/01/46            73,597
     2,060,193     Pool G08715......................................................     3.00%       08/01/46         2,176,763
        40,986     Pool G08721......................................................     3.00%       09/01/46            43,299
       472,920     Pool G08726......................................................     3.00%       10/01/46           502,170
     1,135,915     Pool G08732......................................................     3.00%       11/01/46         1,206,536
       155,676     Pool G08738......................................................     3.50%       12/01/46           166,192
       290,019     Pool G08741......................................................     3.00%       01/01/47           307,912
       200,150     Pool G08747......................................................     3.00%       02/01/47           212,696
       152,209     Pool G08748......................................................     3.50%       02/01/47           162,516
       642,785     Pool G08750......................................................     3.00%       03/01/47           678,202
       166,643     Pool G08766......................................................     3.50%       06/01/47           177,242


                        See Notes to Financial Statements                Page 23


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Federal Home Loan Mortgage Corporation (Continued)
$      453,718     Pool G08788......................................................     3.50%       11/01/47    $      482,127
     1,496,552     Pool G08792......................................................     3.50%       12/01/47         1,593,214
       210,499     Pool G08800......................................................     3.50%       02/01/48           223,299
       313,364     Pool G08816......................................................     3.50%       06/01/48           332,051
       101,276     Pool G08833......................................................     5.00%       07/01/48           111,366
        20,579     Pool G08838......................................................     5.00%       09/01/48            22,638
       341,233     Pool G08843......................................................     4.50%       10/01/48           370,131
        79,086     Pool G08844......................................................     5.00%       10/01/48            86,922
       226,486     Pool G08849......................................................     5.00%       11/01/48           249,007
       594,581     Pool G16085......................................................     2.50%       02/01/32           626,854
       364,312     Pool G16350......................................................     2.50%       10/01/32           383,458
       470,795     Pool G16396......................................................     3.50%       02/01/33           504,931
     1,379,456     Pool G16524......................................................     3.50%       05/01/33         1,490,613
       150,499     Pool G18670......................................................     3.00%       12/01/32           159,628
        43,722     Pool G18691......................................................     3.00%       06/01/33            46,201
       129,926     Pool G18713......................................................     3.50%       11/01/33           138,609
     1,719,917     Pool G60038......................................................     3.50%       01/01/44         1,867,620
       468,925     Pool G60080......................................................     3.50%       06/01/45           510,890
       983,909     Pool G60344......................................................     4.00%       12/01/45         1,091,451
       304,460     Pool G60440......................................................     3.50%       03/01/46           331,699
       972,897     Pool G60582......................................................     3.50%       05/01/46         1,054,251
       874,361     Pool G60658......................................................     3.50%       07/01/46           963,104
       448,034     Pool G61556......................................................     3.50%       08/01/48           484,876
     2,785,665     Pool G61748......................................................     3.50%       11/01/48         3,033,055
       917,669     Pool G67700......................................................     3.50%       08/01/46           999,736
     2,086,442     Pool G67703......................................................     3.50%       04/01/47         2,276,521
     7,754,922     Pool G67706......................................................     3.50%       12/01/47         8,423,151
     1,829,286     Pool G67707......................................................     3.50%       01/01/48         2,017,847
    10,365,400     Pool G67708......................................................     3.50%       03/01/48        11,197,734
     1,942,178     Pool G67709......................................................     3.50%       03/01/48         2,115,240
     1,560,290     Pool G67710......................................................     3.50%       03/01/48         1,680,744
     2,348,014     Pool G67714......................................................     4.00%       07/01/48         2,577,051
     3,163,284     Pool G67717......................................................     4.00%       11/01/48         3,486,443
     5,170,024     Pool G67718......................................................     4.00%       01/01/49         5,639,482
       164,192     Pool Q44452......................................................     3.00%       11/01/46           173,114
       318,790     Pool Q50135......................................................     3.50%       08/01/47           339,393
    10,969,662     Pool QA7837......................................................     3.50%       03/01/50        11,943,135
    18,486,478     Pool RA3078......................................................     3.00%       07/01/50        19,692,078
     1,622,768     Pool RE6029......................................................     3.00%       02/01/50         1,660,103
    17,905,149     Pool SD0231......................................................     3.00%       01/01/50        19,039,666
     5,434,831     Pool SD7511......................................................     3.50%       01/01/50         5,879,460
    15,845,384     Pool SD7513......................................................     3.50%       04/01/50        17,178,166
     8,913,602     Pool SD7518......................................................     3.00%       06/01/50         9,491,322
       367,089     Pool U90772......................................................     3.50%       01/01/43           398,557
       449,175     Pool U99114......................................................     3.50%       02/01/44           487,680
       894,706     Pool ZA4692......................................................     3.50%       06/01/46           961,242
       468,271     Pool ZM0063......................................................     4.00%       08/01/45           517,671
    20,673,356     Pool ZM1779......................................................     3.00%       09/01/46        21,900,775
     4,454,608     Pool ZS4667......................................................     3.00%       06/01/46         4,709,478


Page 24                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Federal Home Loan Mortgage Corporation (Continued)
$    7,299,692     Pool ZS4688......................................................     3.00%       11/01/46    $    7,751,435
    12,799,416     Pool ZS4735......................................................     3.50%       09/01/47        13,535,000
       461,028     Pool ZS8602......................................................     3.00%       03/01/31           488,987
       800,690     Pool ZS9844......................................................     3.50%       07/01/46           863,199
     2,413,611     Pool ZT0277......................................................     3.50%       10/01/46         2,601,300
     1,023,096     Pool ZT0531......................................................     3.50%       04/01/47         1,115,995
     1,007,275     Pool ZT0536......................................................     3.50%       03/01/48         1,087,858
     3,152,550     Pool ZT0537......................................................     3.50%       03/01/48         3,432,526
       581,497     Pool ZT0542......................................................     4.00%       07/01/48           638,071
       138,983     Pool ZT1403......................................................     3.50%       11/01/33           148,640
     1,708,617     Pool ZT1703......................................................     4.00%       01/01/49         1,863,395
                Federal National Mortgage Association
     3,710,596     Pool AL8825......................................................     3.50%       06/01/46         4,016,166
       110,176     Pool AM5673......................................................     3.65%       04/01/23           114,200
       116,219     Pool AN2786......................................................     2.76%       09/01/36           128,280
     1,682,656     Pool AS0225......................................................     4.00%       08/01/43         1,849,918
     1,863,198     Pool AS3134......................................................     3.50%       08/01/44         2,014,262
       451,680     Pool AS6620......................................................     3.50%       02/01/46           485,568
       142,658     Pool AS9334......................................................     3.00%       03/01/32           151,077
       132,730     Pool AS9749......................................................     4.00%       06/01/47           143,393
       118,985     Pool BD7081......................................................     4.00%       03/01/47           128,779
     9,213,855     Pool BE3774......................................................     4.00%       07/01/47         9,967,882
     1,138,190     Pool BJ2692......................................................     3.50%       04/01/48         1,208,710
     2,120,000     Pool BL6060......................................................     2.46%       04/01/40         2,270,465
     1,325,618     Pool BM1903......................................................     3.50%       08/01/47         1,445,962
       377,064     Pool BM2000......................................................     3.50%       05/01/47           402,109
     1,025,188     Pool BM3260......................................................     3.50%       01/01/48         1,099,821
       606,135     Pool BM4299......................................................     3.00%       03/01/30           638,640
       574,884     Pool BM4304......................................................     3.00%       02/01/30           605,466
     1,082,878     Pool BM4472......................................................     3.50%       07/01/48         1,178,406
     2,418,319     Pool BM5585......................................................     3.00%       11/01/48         2,558,017
    18,117,557     Pool BN7755......................................................     3.00%       09/01/49        19,223,992
     1,330,080     Pool CA0854......................................................     3.50%       12/01/47         1,437,645
       620,947     Pool CA0907......................................................     3.50%       12/01/47           672,895
       535,338     Pool CA0996......................................................     3.50%       01/01/48           578,631
     3,903,377     Pool CA1182......................................................     3.50%       02/01/48         4,217,334
       763,135     Pool CA1187......................................................     3.50%       02/01/48           813,088
       561,892     Pool CA1710......................................................     4.50%       05/01/48           609,216
       362,639     Pool CA1711......................................................     4.50%       05/01/48           393,074
       238,890     Pool CA2208......................................................     4.50%       08/01/48           259,144
       649,444     Pool CA2327......................................................     4.00%       09/01/48           719,302
     4,325,243     Pool CA3633......................................................     3.50%       06/01/49         4,703,479
    16,580,967     Pool CA4534......................................................     3.00%       11/01/49        17,583,248
     5,643,381     Pool FM2870......................................................     3.00%       03/01/50         5,995,633
     9,363,346     Pool FM5397......................................................     3.00%       12/01/50        10,015,057
       339,019     Pool MA1146......................................................     4.00%       08/01/42           372,574
       575,861     Pool MA1373......................................................     3.50%       03/01/43           625,054
       597,133     Pool MA2077......................................................     3.50%       11/01/34           643,418
       153,504     Pool MA2145......................................................     4.00%       01/01/45           167,282


                        See Notes to Financial Statements                Page 25


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Federal National Mortgage Association (Continued)
$      666,699     Pool MA2670......................................................     3.00%       07/01/46    $      702,935
       629,251     Pool MA2806......................................................     3.00%       11/01/46           662,375
        18,846     Pool MA2896......................................................     3.50%       02/01/47            20,096
       623,365     Pool MA3057......................................................     3.50%       07/01/47           663,118
       297,519     Pool MA3088......................................................     4.00%       08/01/47           320,813
       649,864     Pool MA3210......................................................     3.50%       12/01/47           692,049
     7,250,960     Pool MA3238......................................................     3.50%       01/01/48         7,712,552
       678,288     Pool MA3239......................................................     4.00%       01/01/48           733,586
       311,017     Pool MA3276......................................................     3.50%       02/01/48           331,217
       897,794     Pool MA3332......................................................     3.50%       04/01/48           953,294
       241,904     Pool MA3336......................................................     3.50%       04/01/38           257,128
       172,524     Pool MA3410......................................................     3.50%       07/01/33           184,570
       269,242     Pool MA3537......................................................     4.50%       12/01/48           291,541
     1,056,715     Pool MA3846......................................................     3.00%       11/01/49         1,086,774
    12,049,008     Pool MA4093......................................................     2.00%       08/01/40        12,289,588
     8,315,748     Pool MA4128......................................................     2.00%       09/01/40         8,528,212
     8,919,966     Pool MA4152......................................................     2.00%       10/01/40         9,147,912
     4,838,381     Pool MA4176......................................................     2.00%       11/01/40         4,945,765
    15,782,386     Pool MA4364......................................................     2.00%       06/01/41        16,186,279
    60,175,000     Pool TBA (a).....................................................     1.50%       10/15/36        61,089,299
    82,825,000     Pool TBA (a).....................................................     2.00%       10/15/36        85,597,588
   443,960,000     Pool TBA (a).....................................................     2.00%       10/15/51       449,381,014
   424,450,000     Pool TBA (a).....................................................     2.50%       10/15/51       440,111,394
                Government National Mortgage Association
       249,201     Pool MA1157......................................................     3.50%       07/20/43           268,985
       804,108     Pool MA2825......................................................     3.00%       05/20/45           852,458
       279,331     Pool MA3521......................................................     3.50%       03/20/46           296,884
    11,649,628     Pool MA3662......................................................     3.00%       05/20/46        12,357,905
     1,085,931     Pool MA3663......................................................     3.50%       05/20/46         1,156,851
       717,137     Pool MA3735......................................................     3.00%       06/20/46           757,217
    15,069,900     Pool MA3937......................................................     3.50%       09/20/46        16,074,904
       208,079     Pool MA4069......................................................     3.50%       11/20/46           221,856
       115,825     Pool MA4195......................................................     3.00%       01/20/47           122,170
       142,739     Pool MA4196......................................................     3.50%       01/20/47           152,377
       677,289     Pool MA4261......................................................     3.00%       02/20/47           715,889
       181,620     Pool MA4262......................................................     3.50%       02/20/47           193,644
     4,876,942     Pool MA4322......................................................     4.00%       03/20/47         5,220,989
     4,930,727     Pool MA4382......................................................     3.50%       04/20/47         5,210,051
        62,725     Pool MA4453......................................................     4.50%       05/20/47            68,083
        63,283     Pool MA4586......................................................     3.50%       07/20/47            67,208
       435,353     Pool MA4588......................................................     4.50%       07/20/47           470,261
     1,065,317     Pool MA4651......................................................     3.00%       08/20/47         1,122,535
     1,615,426     Pool MA4652......................................................     3.50%       08/20/47         1,717,044
       570,432     Pool MA4719......................................................     3.50%       09/20/47           606,044
        73,677     Pool MA4722......................................................     5.00%       09/20/47            80,341
        53,554     Pool MA4777......................................................     3.00%       10/20/47            56,466
     1,414,167     Pool MA4778......................................................     3.50%       10/20/47         1,509,218
     1,294,933     Pool MA4836......................................................     3.00%       11/20/47         1,364,729
     1,402,011     Pool MA4837......................................................     3.50%       11/20/47         1,487,455


Page 26                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Government National Mortgage Association (Continued)
$      485,345     Pool MA4838......................................................     4.00%       11/20/47    $      521,252
        80,319     Pool MA4901......................................................     4.00%       12/20/47            85,610
       342,889     Pool MA4961......................................................     3.00%       01/20/48           361,205
       498,076     Pool MA4962......................................................     3.50%       01/20/48           529,348
       738,986     Pool MA4963......................................................     4.00%       01/20/48           787,884
       382,824     Pool MA5078......................................................     4.00%       03/20/48           406,610
       973,283     Pool MA5136......................................................     3.50%       04/20/48         1,035,598
       821,007     Pool MA5399......................................................     4.50%       08/20/48           878,989
       307,197     Pool MA5466......................................................     4.00%       09/20/48           326,690
        87,231     Pool MA5467......................................................     4.50%       09/20/48            93,389
       254,789     Pool MA5597......................................................     5.00%       11/20/48           274,650
       438,941     Pool MA5976......................................................     3.50%       06/20/49           452,969
        89,151     Pool MA6030......................................................     3.50%       07/20/49            92,314
       406,353     Pool MA6080......................................................     3.00%       08/20/49           418,802
    44,050,000     Pool TBA (a).....................................................     2.00%       10/15/51        44,898,307
    64,950,000     Pool TBA (a).....................................................     2.50%       10/15/51        67,246,084
                                                                                                                 --------------
                                                                                                                  1,582,239,627
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES........................................   1,593,952,295
                (Cost $1,586,753,099)                                                                            --------------

CORPORATE BONDS AND NOTES -- 17.9%

                AEROSPACE/DEFENSE -- 0.2%
       143,000  BAE Systems Holdings, Inc. (b)......................................     3.85%       12/15/25           157,502
     8,500,000  Boeing (The) Co.....................................................     1.43%       02/04/24         8,520,317
     1,610,000  Boeing (The) Co.....................................................     4.88%       05/01/25         1,800,689
                                                                                                                 --------------
                                                                                                                     10,478,508
                                                                                                                 --------------
                AGRICULTURE -- 0.5%
    11,920,000  BAT Capital Corp....................................................     3.56%       08/15/27        12,909,755
     2,650,000  BAT Capital Corp....................................................     2.73%       03/25/31         2,644,291
     2,280,000  BAT Capital Corp....................................................     4.39%       08/15/37         2,480,866
       545,000  BAT Capital Corp....................................................     4.54%       08/15/47           584,004
     4,250,000  Reynolds American, Inc..............................................     5.70%       08/15/35         5,199,447
     3,735,000  Reynolds American, Inc..............................................     5.85%       08/15/45         4,622,980
                                                                                                                 --------------
                                                                                                                     28,441,343
                                                                                                                 --------------
                AIRLINES -- 0.4%
       976,428  American Airlines Pass-Through Trust, Series 2014-1, Class A........     3.70%       10/01/26           993,277
       114,475  American Airlines Pass-Through Trust, Series 2015-2, Class AA.......     3.60%       09/22/27           119,233
     3,809,360  American Airlines Pass-Through Trust, Series 2016-1, Class AA.......     3.58%       01/15/28         3,933,363
       538,327  Continental Airlines Pass-Through Trust, Series 2007-1, Class A.....     5.98%       04/19/22           546,858
     4,701,030  Delta Air Lines Pass-Through Trust, Series 2020-1, Class AA.........     2.00%       06/10/28         4,718,691
     8,705,534  JetBlue Pass-Through Trust, Series 2020-1, Class A..................     4.00%       11/15/32         9,573,989
       428,165  US Airways Pass-Through Trust, Series 2012-1, Class A...............     5.90%       10/01/24           450,290
                                                                                                                 --------------
                                                                                                                     20,335,701
                                                                                                                 --------------
                AUTO MANUFACTURERS -- 0.6%
     1,440,000  Daimler Finance North America LLC (b)...............................     2.20%       10/30/21         1,444,718
     1,965,000  Daimler Finance North America LLC, 3 Mo. LIBOR +
                   0.90% (b) (c)....................................................     1.02%       02/15/22         1,973,058
       285,000  Ford Motor Credit Co. LLC, 3 Mo. LIBOR + 0.88% (c)..................     1.00%       10/12/21           285,010


                        See Notes to Financial Statements                Page 27


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                AUTO MANUFACTURERS (CONTINUED)
$    1,585,000  Ford Motor Credit Co. LLC...........................................     3.81%       10/12/21    $    1,587,726
     2,916,000  Ford Motor Credit Co. LLC...........................................     5.60%       01/07/22         2,957,845
     8,467,000  Ford Motor Credit Co. LLC...........................................     3.22%       01/09/22         8,530,503
       390,000  Ford Motor Credit Co. LLC, 3 Mo. LIBOR + 1.27% (c)..................     1.42%       03/28/22           390,163
       705,000  Ford Motor Credit Co. LLC...........................................     3.34%       03/28/22           713,199
       150,000  Ford Motor Credit Co. LLC, 3 Mo. LIBOR + 1.08% (c)..................     1.20%       08/03/22           149,589
     4,000,000  Ford Motor Credit Co. LLC...........................................     2.98%       08/03/22         4,063,800
       655,000  Ford Motor Credit Co. LLC...........................................     4.25%       09/20/22           674,650
     2,360,000  General Motors Financial Co., Inc...................................     4.38%       09/25/21         2,366,075
     2,140,000  General Motors Financial Co., Inc...................................     4.20%       11/06/21         2,155,034
       760,000  General Motors Financial Co., Inc...................................     3.45%       04/10/22           770,228
     2,095,000  General Motors Financial Co., Inc...................................     3.15%       06/30/22         2,137,544
                                                                                                                 --------------
                                                                                                                     30,199,142
                                                                                                                 --------------
                BANKS -- 3.6%
    14,290,000  Bank of America Corp. (d)...........................................     1.73%       07/22/27        14,485,635
    19,465,000  Bank of America Corp., Series N (d).................................     1.66%       03/11/27        19,688,776
     1,500,000  Bank of America Corp., Medium-Term Note (d).........................     1.32%       06/19/26         1,505,551
     2,345,000  Bank of America Corp., Medium-Term Note (d).........................     3.97%       03/05/29         2,648,989
    10,270,000  Bank of America Corp., Medium-Term Note (d).........................     2.09%       06/14/29        10,426,312
       210,000  Bank of America Corp., Medium-Term Note (d).........................     4.27%       07/23/29           241,706
     2,839,000  Bank of America Corp., Medium-Term Note (d).........................     3.97%       02/07/30         3,228,307
       840,000  Bank of America Corp., Medium-Term Note (d).........................     2.50%       02/13/31           863,291
     2,180,000  Citigroup, Inc. (d).................................................     3.35%       04/24/25         2,324,287
     7,680,000  Citigroup, Inc. (d).................................................     1.46%       06/09/27         7,706,734
     2,375,000  Citigroup, Inc. (d).................................................     3.52%       10/27/28         2,612,761
     1,670,000  Citigroup, Inc. (d).................................................     4.41%       03/31/31         1,959,860
     2,720,000  Fifth Third Bancorp.................................................     2.55%       05/05/27         2,887,507
    13,860,000  Goldman Sachs Group (The), Inc. (d).................................     1.43%       03/09/27        13,920,555
       750,000  Goldman Sachs Group (The), Inc. (d).................................     2.91%       07/24/23           766,632
     1,950,000  Goldman Sachs Group (The), Inc. (d).................................     3.27%       09/29/25         2,088,319
       734,000  Goldman Sachs Group (The), Inc......................................     3.50%       11/16/26           799,583
       955,000  Goldman Sachs Group (The), Inc. (d).................................     1.09%       12/09/26           948,134
     9,105,000  Goldman Sachs Group (The), Inc. (d).................................     1.54%       09/10/27         9,153,719
    13,465,000  JPMorgan Chase & Co. (d)............................................     0.97%       06/23/25        13,508,655
       500,000  JPMorgan Chase & Co.................................................     3.90%       07/15/25           551,628
     5,610,000  JPMorgan Chase & Co. (d)............................................     0.77%       08/09/25         5,598,151
     1,895,000  JPMorgan Chase & Co. (d)............................................     2.01%       03/13/26         1,955,041
     4,875,000  JPMorgan Chase & Co. (d)............................................     2.08%       04/22/26         5,036,571
     7,940,000  JPMorgan Chase & Co. (d)............................................     1.58%       04/22/27         8,019,099
       495,000  Morgan Stanley (d)..................................................     0.99%       12/10/26           489,259
     7,635,000  Morgan Stanley (d)..................................................     1.59%       05/04/27         7,711,465
     2,145,000  Morgan Stanley, Global Medium-Term Note, SOFR + 0.70% (c)...........     0.75%       01/20/23         2,150,240
    15,355,000  Morgan Stanley, Global Medium-Term Note (d).........................     1.51%       07/20/27        15,425,446
       400,000  PNC Bank N.A........................................................     3.80%       07/25/23           424,358
     5,385,000  Wells Fargo & Co. (d)...............................................     2.19%       04/30/26         5,595,530
     3,270,000  Wells Fargo & Co. (d)...............................................     3.07%       04/30/41         3,433,254
     2,300,000  Wells Fargo & Co., Medium-Term Note.................................     3.75%       01/24/24         2,466,600
     6,305,000  Wells Fargo & Co., Medium-Term Note (d).............................     2.16%       02/11/26         6,547,153
     1,600,000  Wells Fargo & Co., Medium-Term Note (d).............................     3.58%       05/22/28         1,776,670
     5,364,000  Wells Fargo & Co., Medium-Term Note (d).............................     2.39%       06/02/28         5,597,867


Page 28                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                BANKS (CONTINUED)
$    5,790,000  Wells Fargo & Co., Medium-Term Note (d).............................     2.88%       10/30/30    $    6,162,205
                                                                                                                 --------------
                                                                                                                    190,705,850
                                                                                                                 --------------
                BEVERAGES -- 0.1%
     2,700,000  Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.......     4.90%       02/01/46         3,447,605
       635,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.75%       01/23/29           755,744
     1,200,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.60%       04/15/48         1,480,552
       200,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.44%       10/06/48           241,721
                                                                                                                 --------------
                                                                                                                      5,925,622
                                                                                                                 --------------
                BIOTECHNOLOGY -- 0.4%
     1,412,000  Amgen, Inc..........................................................     4.40%       05/01/45         1,730,367
    11,260,000  Gilead Sciences, Inc., 3 Mo. LIBOR + 0.52% (c)......................     0.67%       09/29/23        11,263,978
       175,000  Gilead Sciences, Inc................................................     3.65%       03/01/26           193,062
     2,600,000  HCRX Investments Holdco L.P. (b)....................................     4.50%       08/01/29         2,637,277
     5,510,000  Regeneron Pharmaceuticals, Inc......................................     1.75%       09/15/30         5,306,468
                                                                                                                 --------------
                                                                                                                     21,131,152
                                                                                                                 --------------
                CHEMICALS -- 0.2%
     4,758,000  International Flavors & Fragrances, Inc. (b)........................     2.30%       11/01/30         4,824,992
     3,114,000  International Flavors & Fragrances, Inc.............................     5.00%       09/26/48         4,150,479
                                                                                                                 --------------
                                                                                                                      8,975,471
                                                                                                                 --------------
                COMMERCIAL SERVICES -- 0.1%
     2,500,000  RELX Capital, Inc...................................................     3.00%       05/22/30         2,687,236
                                                                                                                 --------------
                DIVERSIFIED FINANCIAL SERVICES -- 0.4%
     1,485,000  Air Lease Corp......................................................     3.50%       01/15/22         1,501,984
     1,890,000  Air Lease Corp......................................................     3.25%       03/01/25         2,009,392
       940,000  Air Lease Corp., Medium-Term Note...................................     0.70%       02/15/24           936,034
       360,000  Air Lease Corp., Medium-Term Note...................................     2.30%       02/01/25           372,169
     6,755,000  Discover Financial Services.........................................     3.95%       11/06/24         7,355,441
     6,562,000  GE Capital Funding LLC..............................................     4.40%       05/15/30         7,695,754
       450,000  Raymond James Financial, Inc........................................     4.95%       07/15/46           590,770
                                                                                                                 --------------
                                                                                                                     20,461,544
                                                                                                                 --------------
                ELECTRIC -- 1.2%
     2,000,000  Aep Transmission Co. LLC............................................     3.75%       12/01/47         2,311,893
     4,128,000  Alliant Energy Finance LLC (b)......................................     3.75%       06/15/23         4,353,248
     2,655,000  Alliant Energy Finance LLC (b)......................................     1.40%       03/15/26         2,641,814
       200,000  Ameren Illinois Co..................................................     3.70%       12/01/47           234,243
     3,000,000  Appalachian Power Co., Series Z.....................................     3.70%       05/01/50         3,352,947
       750,000  Cleco Power LLC.....................................................     6.00%       12/01/40         1,048,030
       500,000  Consolidated Edison Co. of New York, Inc............................     4.50%       05/15/58           622,348
     1,695,000  Dominion Energy, Inc., Series A.....................................     3.30%       03/15/25         1,829,947
       155,000  Duke Energy Carolinas LLC...........................................     3.70%       12/01/47           177,611
     7,030,000  Duke Energy Corp....................................................     2.55%       06/15/31         7,237,846
       750,000  Entergy Texas, Inc..................................................     3.45%       12/01/27           818,290
    11,418,000  FirstEnergy Transmission LLC (b)....................................     2.87%       09/15/28        12,089,400
     1,250,000  Interstate Power and Light Co.......................................     3.25%       12/01/24         1,340,948
     4,855,000  Interstate Power and Light Co.......................................     2.30%       06/01/30         4,944,564
     3,000,000  ITC Holdings Corp. (b)..............................................     2.95%       05/14/30         3,193,265
     1,750,000  Jersey Central Power & Light Co. (b)................................     4.30%       01/15/26         1,949,216
       830,000  Metropolitan Edison Co. (b).........................................     4.00%       04/15/25           883,255
     2,253,000  Metropolitan Edison Co. (b).........................................     4.30%       01/15/29         2,544,563


                        See Notes to Financial Statements                Page 29


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                ELECTRIC (CONTINUED)
$   10,000,000  Niagara Mohawk Power Corp. (b)......................................     3.03%       06/27/50    $    9,894,556
       825,000  Public Service Co. of New Mexico....................................     3.85%       08/01/25           899,111
       300,000  Southwestern Electric Power Co......................................     3.55%       02/15/22           301,977
       700,000  Trans-Allegheny Interstate Line Co. (b).............................     3.85%       06/01/25           760,363
     1,505,000  Xcel Energy, Inc....................................................     4.80%       09/15/41         1,893,548
                                                                                                                 --------------
                                                                                                                     65,322,983
                                                                                                                 --------------
                FOOD -- 0.2%
     1,000,000  Kraft Heinz Foods Co................................................     5.00%       07/15/35         1,241,822
     2,635,000  Kraft Heinz Foods Co................................................     5.20%       07/15/45         3,384,823
     2,755,000  Kraft Heinz Foods Co................................................     4.88%       10/01/49         3,428,186
        97,000  Kroger (The) Co.....................................................     5.40%       01/15/49           134,890
     1,250,000  Post Holdings, Inc. (b).............................................     5.50%       12/15/29         1,340,625
     2,877,000  Post Holdings, Inc. (b).............................................     4.63%       04/15/30         2,941,207
                                                                                                                 --------------
                                                                                                                     12,471,553
                                                                                                                 --------------
                FOREST PRODUCTS & PAPER -- 0.0%
     2,200,000  Georgia-Pacific LLC (b).............................................     2.30%       04/30/30         2,272,838
                                                                                                                 --------------
                GAS -- 0.0%
       500,000  Piedmont Natural Gas Co., Inc.......................................     3.35%       06/01/50           528,269
       400,000  Southern Co. Gas Capital Corp.......................................     5.88%       03/15/41           566,078
       200,000  Spire, Inc..........................................................     3.54%       02/27/24           206,663
                                                                                                                 --------------
                                                                                                                      1,301,010
                                                                                                                 --------------
                HEALTHCARE-PRODUCTS -- 0.2%
       525,000  Alcon Finance Corp. (b).............................................     2.75%       09/23/26           556,956
     1,500,000  Alcon Finance Corp. (b).............................................     2.60%       05/27/30         1,550,462
     3,015,000  DENTSPLY SIRONA, Inc................................................     3.25%       06/01/30         3,270,142
     6,000,000  PerkinElmer, Inc....................................................     2.55%       03/15/31         6,179,872
                                                                                                                 --------------
                                                                                                                     11,557,432
                                                                                                                 --------------
                HEALTHCARE-SERVICES -- 1.4%
       120,000  Anthem, Inc.........................................................     3.65%       12/01/27           134,434
     2,300,000  Anthem, Inc.........................................................     2.88%       09/15/29         2,456,837
     4,800,000  Bon Secours Mercy Health, Inc., Series 20-2.........................     2.10%       06/01/31         4,838,989
    11,208,000  Centene Corp........................................................     2.45%       07/15/28        11,388,085
     4,135,000  CommonSpirit Health.................................................     2.76%       10/01/24         4,346,414
     1,985,000  CommonSpirit Health.................................................     3.35%       10/01/29         2,157,934
     1,475,000  CommonSpirit Health.................................................     2.78%       10/01/30         1,544,638
     4,999,000  Fresenius Medical Care US Finance II, Inc. (b)......................     5.88%       01/31/22         5,109,312
     7,704,000  HCA, Inc............................................................     5.00%       03/15/24         8,476,286
       950,000  HCA, Inc............................................................     5.25%       04/15/25         1,084,937
     1,400,000  HCA, Inc............................................................     7.69%       06/15/25         1,704,129
     3,250,000  HCA, Inc............................................................     4.50%       02/15/27         3,686,062
     2,625,000  HCA, Inc............................................................     7.05%       12/01/27         3,305,230
     8,233,000  HCA, Inc............................................................     4.13%       06/15/29         9,324,071
       500,000  Humana, Inc.........................................................     3.15%       12/01/22           513,923
       360,000  Humana, Inc.........................................................     2.90%       12/15/22           370,767
     5,410,000  Humana, Inc.........................................................     2.15%       02/03/32         5,403,063
     2,000,000  Molina Healthcare, Inc. (b).........................................     4.38%       06/15/28         2,100,000
       200,000  New York and Presbyterian (The) Hospital............................     3.56%       08/01/36           227,737
     4,075,000  UnitedHealth Group, Inc.............................................     3.05%       05/15/41         4,323,751
       160,000  UnitedHealth Group, Inc.............................................     4.45%       12/15/48           208,280


Page 30                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                HEALTHCARE-SERVICES (CONTINUED)
$      725,000  UnitedHealth Group, Inc.............................................     3.88%       08/15/59    $      877,966
     2,630,000  Universal Health Services, Inc. (b).................................     1.65%       09/01/26         2,633,196
                                                                                                                 --------------
                                                                                                                     76,216,041
                                                                                                                 --------------
                INSURANCE -- 1.0%
    10,180,000  Athene Global Funding, SOFR + 0.70% (b) (c).........................     0.75%       05/24/24        10,242,027
     5,585,000  Athene Global Funding (b)...........................................     1.99%       08/19/28         5,555,768
     1,650,000  Farmers Exchange Capital (b)........................................     7.05%       07/15/28         2,068,115
       700,000  Farmers Exchange Capital III (b) (d)................................     5.45%       10/15/54           885,009
       600,000  Farmers Insurance Exchange (b)......................................     8.63%       05/01/24           715,180
     3,495,000  Farmers Insurance Exchange (b) (d)..................................     4.75%       11/01/57         4,023,888
     7,000,000  National General Holdings Corp. (b).................................     6.75%       05/15/24         8,108,870
     1,525,000  Nationwide Mutual Insurance Co., 3 Mo. LIBOR + 2.29% (b) (c)........     2.41%       12/15/24         1,526,923
     6,760,000  New York Life Insurance Co. (b).....................................     3.75%       05/15/50         7,812,019
     1,790,000  Teachers Insurance & Annuity Association of America (b).............     4.90%       09/15/44         2,360,045
     3,910,000  Teachers Insurance & Annuity Association of America (b).............     4.27%       05/15/47         4,823,280
     3,770,000  Teachers Insurance & Annuity Association of America (b).............     3.30%       05/15/50         4,057,779
       240,000  Teachers Insurance & Annuity Association of America (b) (d).........     4.38%       09/15/54           251,763
                                                                                                                 --------------
                                                                                                                     52,430,666
                                                                                                                 --------------
                INTERNET -- 0.1%
     4,825,000  Amazon.com, Inc.....................................................     2.88%       05/12/41         5,061,774
                                                                                                                 --------------
                MEDIA -- 0.7%
     2,475,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     4.91%       07/23/25         2,803,987
     1,410,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     2.30%       02/01/32         1,375,250
     1,471,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.38%       04/01/38         1,821,741
     6,920,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.38%       05/01/47         8,525,266
       100,000  Comcast Corp........................................................     3.97%       11/01/47           117,707
     7,180,000  Cox Communications, Inc. (b)........................................     2.60%       06/15/31         7,359,304
     5,275,000  Diamond Sports Group LLC / Diamond Sports Finance Co. (b)...........     5.38%       08/15/26         3,504,974
     2,450,000  Time Warner Cable LLC...............................................     5.50%       09/01/41         3,063,428
     4,000,000  ViacomCBS, Inc......................................................     4.20%       05/19/32         4,624,648
     1,380,000  Walt Disney (The) Co................................................     3.60%       01/13/51         1,594,028
                                                                                                                 --------------
                                                                                                                     34,790,333
                                                                                                                 --------------
                MISCELLANEOUS MANUFACTURING -- 0.1%
     1,000,000  General Electric Co., Global Medium-Term Note.......................     6.88%       01/10/39         1,514,454
     1,000,000  General Electric Co., Medium-Term Note, 3 Mo. LIBOR +
                   0.38% (c)........................................................     0.50%       05/05/26           988,703
     2,775,000  General Electric Co., Medium-Term Note..............................     6.75%       03/15/32         3,854,663
                                                                                                                 --------------
                                                                                                                      6,357,820
                                                                                                                 --------------
                OIL & GAS -- 0.1%
       635,000  Exxon Mobil Corp....................................................     4.23%       03/19/40           768,684
     3,180,000  Exxon Mobil Corp....................................................     4.33%       03/19/50         3,978,960
       400,000  Hess Corp...........................................................     5.60%       02/15/41           499,736
                                                                                                                 --------------
                                                                                                                      5,247,380
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 31


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                PACKAGING & CONTAINERS -- 0.2%
$    1,995,000  Amcor Flexibles North America, Inc..................................     2.63%       06/19/30    $    2,075,276
     4,157,000  Berry Global, Inc. (b)..............................................     1.57%       01/15/26         4,198,861
     2,125,000  Berry Global, Inc. (b)..............................................     4.88%       07/15/26         2,243,575
     3,670,000  WRKCo, Inc..........................................................     3.00%       06/15/33         3,910,562
                                                                                                                 --------------
                                                                                                                     12,428,274
                                                                                                                 --------------
                PHARMACEUTICALS -- 1.3%
     1,390,000  AbbVie, Inc.........................................................     3.80%       03/15/25         1,516,501
     4,997,000  AbbVie, Inc.........................................................     4.50%       05/14/35         6,079,735
       690,000  AbbVie, Inc.........................................................     4.05%       11/21/39           810,938
     4,150,000  AbbVie, Inc.........................................................     4.40%       11/06/42         5,052,918
     1,870,000  AbbVie, Inc.........................................................     4.45%       05/14/46         2,295,689
     1,895,000  Bayer US Finance II LLC (b).........................................     3.88%       12/15/23         2,021,821
     1,045,000  Bayer US Finance II LLC (b).........................................     3.38%       07/15/24         1,109,103
    11,880,000  Bayer US Finance II LLC (b).........................................     4.25%       12/15/25        13,234,061
     3,160,000  Bayer US Finance II LLC (b).........................................     4.38%       12/15/28         3,632,548
       815,000  Bayer US Finance II LLC (b).........................................     4.63%       06/25/38           978,720
       425,000  Bayer US Finance II LLC (b).........................................     4.40%       07/15/44           497,803
     2,540,000  Bayer US Finance II LLC (b).........................................     4.88%       06/25/48         3,219,431
     1,534,000  Becton Dickinson and Co.............................................     3.36%       06/06/24         1,638,524
     1,000,000  Becton Dickinson and Co.............................................     6.70%       08/01/28         1,278,096
     2,000,000  Cigna Corp..........................................................     3.40%       03/01/27         2,204,941
        75,000  Cigna Corp..........................................................     3.05%       10/15/27            81,033
     4,204,000  Cigna Corp..........................................................     2.40%       03/15/30         4,336,694
     1,030,000  Cigna Corp..........................................................     3.88%       10/15/47         1,170,306
     2,279,000  Cigna Corp..........................................................     3.40%       03/15/51         2,437,359
       150,000  CVS Health Corp.....................................................     3.88%       07/20/25           165,221
     4,225,000  CVS Health Corp.....................................................     1.75%       08/21/30         4,118,449
     1,850,000  CVS Health Corp.....................................................     5.13%       07/20/45         2,443,092
     4,775,000  CVS Health Corp.....................................................     5.05%       03/25/48         6,323,537
                                                                                                                 --------------
                                                                                                                     66,646,520
                                                                                                                 --------------
                PIPELINES -- 0.7%
       145,000  Energy Transfer L.P.................................................     5.20%       02/01/22           146,097
       375,000  Energy Transfer L.P.................................................     4.20%       04/15/27           417,356
       198,000  Energy Transfer L.P.................................................     5.50%       06/01/27           233,927
     2,030,000  Energy Transfer L.P.................................................     4.95%       06/15/28         2,353,583
       315,000  Energy Transfer L.P.................................................     3.75%       05/15/30           342,408
     3,200,000  Energy Transfer L.P.................................................     4.90%       03/15/35         3,686,466
     1,463,000  Energy Transfer L.P.................................................     6.50%       02/01/42         1,915,948
     1,135,000  Energy Transfer L.P.................................................     5.30%       04/01/44         1,324,127
       260,000  Energy Transfer L.P.................................................     5.15%       03/15/45           302,017
     2,600,000  Energy Transfer L.P.................................................     6.13%       12/15/45         3,350,018
     3,606,000  Energy Transfer L.P.................................................     5.40%       10/01/47         4,369,434
     1,225,000  Energy Transfer L.P.................................................     5.00%       05/15/50         1,437,630
     1,270,000  Kinder Morgan Energy Partners L.P...................................     5.80%       03/15/35         1,637,368
       650,000  Kinder Morgan, Inc..................................................     5.30%       12/01/34           805,900
     3,640,000  NGPL PipeCo LLC (b).................................................     4.88%       08/15/27         4,168,500
       150,000  Plains All American Pipeline L.P. / PAA Finance Corp................     2.85%       01/31/23           153,692
       425,000  Plains All American Pipeline L.P. / PAA Finance Corp................     3.55%       12/15/29           450,802
     1,350,000  Plains All American Pipeline L.P. / PAA Finance Corp................     3.80%       09/15/30         1,456,295
       716,000  Rockies Express Pipeline LLC (b)....................................     4.95%       07/15/29           745,825


Page 32                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                PIPELINES (CONTINUED)
$    1,500,000  Rockies Express Pipeline LLC (b)....................................     4.80%       05/15/30    $    1,553,190
     1,360,000  Rockies Express Pipeline LLC (b)....................................     6.88%       04/15/40         1,504,656
       329,909  Ruby Pipeline LLC (e)...............................................     8.00%       04/01/22           310,723
     1,775,000  TransMontaigne Partners L.P. / TLP Finance Corp.....................     6.13%       02/15/26         1,825,206
                                                                                                                 --------------
                                                                                                                     34,491,168
                                                                                                                 --------------
                REAL ESTATE INVESTMENT TRUSTS -- 1.4%
       250,000  Alexandria Real Estate Equities, Inc................................     4.30%       01/15/26           280,808
     1,107,000  Alexandria Real Estate Equities, Inc................................     3.80%       04/15/26         1,234,405
       612,000  Alexandria Real Estate Equities, Inc................................     4.50%       07/30/29           723,882
     4,320,000  American Campus Communities Operating Partnership L.P...............     3.75%       04/15/23         4,508,122
       800,000  American Campus Communities Operating Partnership L.P...............     4.13%       07/01/24           870,941
     4,545,000  American Campus Communities Operating Partnership L.P...............     3.30%       07/15/26         4,902,342
       332,000  American Campus Communities Operating Partnership L.P...............     3.63%       11/15/27           364,218
       215,000  American Tower Corp.................................................     3.00%       06/15/23           224,483
       785,000  Boston Properties L.P...............................................     3.20%       01/15/25           838,777
     1,593,000  Boston Properties L.P...............................................     3.25%       01/30/31         1,717,964
       625,000  CC Holdings GS V LLC / Crown Castle GS III Corp.....................     3.85%       04/15/23           658,336
       750,000  CubeSmart L.P.......................................................     4.38%       02/15/29           862,702
     3,425,000  CyrusOne L.P. / CyrusOne Finance Corp...............................     2.90%       11/15/24         3,594,298
     1,945,000  CyrusOne L.P. / CyrusOne Finance Corp...............................     2.15%       11/01/30         1,851,912
     1,150,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.38%       11/01/23         1,247,718
     4,785,000  GLP Capital L.P. / GLP Financing II, Inc............................     3.35%       09/01/24         5,061,831
     2,135,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.25%       06/01/25         2,396,228
     5,705,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.38%       04/15/26         6,548,028
     1,210,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.30%       01/15/29         1,422,446
     3,525,000  GLP Capital L.P. / GLP Financing II, Inc............................     4.00%       01/15/30         3,811,362
       914,000  Healthcare Realty Trust, Inc........................................     3.63%       01/15/28         1,010,154
     2,000,000  Healthcare Realty Trust, Inc........................................     2.05%       03/15/31         1,970,878
     2,000,000  Healthcare Trust of America Holdings L.P............................     3.10%       02/15/30         2,140,103
     3,490,000  Healthcare Trust of America Holdings L.P............................     2.00%       03/15/31         3,393,513
     3,680,000  Hudson Pacific Properties L.P.......................................     3.95%       11/01/27         4,068,059
     1,000,000  Hudson Pacific Properties L.P.......................................     4.65%       04/01/29         1,166,979
     1,000,000  Kilroy Realty L.P...................................................     3.45%       12/15/24         1,069,337
       860,000  Kilroy Realty L.P...................................................     2.50%       11/15/32           865,901
     1,300,000  Kimco Realty Corp...................................................     3.40%       11/01/22         1,339,141
     1,605,000  Lexington Realty Trust..............................................     2.70%       09/15/30         1,650,812
     1,837,000  Lexington Realty Trust..............................................     2.38%       10/01/31         1,823,579
       200,000  Life Storage L.P....................................................     3.88%       12/15/27           225,695
     1,135,000  Life Storage L.P....................................................     2.20%       10/15/30         1,138,725
       350,000  Piedmont Operating Partnership L.P..................................     3.40%       06/01/23           363,370
       670,000  Piedmont Operating Partnership L.P..................................     3.15%       08/15/30           692,495
       300,000  SL Green Operating Partnership L.P..................................     3.25%       10/15/22           308,291
       550,000  SL Green Realty Corp................................................     4.50%       12/01/22           571,439
     1,000,000  Ventas Realty L.P...................................................     2.65%       01/15/25         1,049,062
       220,000  Ventas Realty L.P...................................................     2.50%       09/01/31           221,448
     2,150,000  Ventas Realty L.P...................................................     4.88%       04/15/49         2,723,525
        75,000  Welltower, Inc......................................................     4.50%       01/15/24            81,028
     1,125,000  Welltower, Inc......................................................     4.00%       06/01/25         1,237,334
                                                                                                                 --------------
                                                                                                                     72,231,671
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 33


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                RETAIL -- 0.2%
$    7,335,000  7-Eleven, Inc. (b)..................................................     0.80%       02/10/24    $    7,337,866
     5,035,000  Magic Mergeco, Inc. (b).............................................     5.25%       05/01/28         5,173,463
       500,000  Walgreens Boots Alliance, Inc.......................................     3.30%       11/18/21           500,683
                                                                                                                 --------------
                                                                                                                     13,012,012
                                                                                                                 --------------
                SEMICONDUCTORS -- 0.1%
     6,300,000  Intel Corp..........................................................     3.05%       08/12/51         6,471,801
                                                                                                                 --------------
                SOFTWARE -- 0.3%
       140,000  Change Healthcare Holdings LLC / Change Healthcare Finance,
                   Inc. (b).........................................................     5.75%       03/01/25           141,575
     1,400,000  Fiserv, Inc.........................................................     2.25%       06/01/27         1,456,377
       510,000  Fiserv, Inc.........................................................     2.65%       06/01/30           530,290
     2,625,000  Oracle Corp.........................................................     2.88%       03/25/31         2,768,135
     9,540,000  Oracle Corp.........................................................     3.95%       03/25/51        10,592,549
                                                                                                                 --------------
                                                                                                                     15,488,926
                                                                                                                 --------------
                TELECOMMUNICATIONS -- 2.2%
     4,945,000  AT&T, Inc. (b)......................................................     2.55%       12/01/33         4,975,909
     3,175,000  AT&T, Inc...........................................................     4.50%       05/15/35         3,770,854
     3,500,000  AT&T, Inc...........................................................     5.25%       03/01/37         4,430,776
     3,140,000  AT&T, Inc...........................................................     4.30%       12/15/42         3,630,676
     8,270,000  AT&T, Inc...........................................................     4.75%       05/15/46        10,091,003
     3,880,000  AT&T, Inc...........................................................     4.50%       03/09/48         4,598,403
    14,047,000  AT&T, Inc. (b)......................................................     3.80%       12/01/57        14,953,368
     1,985,000  Level 3 Financing, Inc. (b).........................................     3.40%       03/01/27         2,094,870
     4,500,000  SES GLOBAL Americas Holdings G.P. (b)...............................     5.30%       03/25/44         5,279,145
     6,670,313  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (b).........................................     4.74%       03/20/25         7,135,233
    18,250,000  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (b).........................................     5.15%       03/20/28        21,040,425
     4,987,000  T-Mobile USA, Inc...................................................     2.25%       02/15/26         5,099,207
     5,090,000  T-Mobile USA, Inc. (b)..............................................     2.25%       02/15/26         5,204,525
     8,595,000  T-Mobile USA, Inc...................................................     3.75%       04/15/27         9,525,366
     2,300,000  T-Mobile USA, Inc...................................................     3.88%       04/15/30         2,576,805
     4,600,000  T-Mobile USA, Inc...................................................     2.55%       02/15/31         4,697,612
     2,845,000  T-Mobile USA, Inc...................................................     4.38%       04/15/40         3,333,927
       750,000  T-Mobile USA, Inc...................................................     4.50%       04/15/50           903,881
     2,515,000  Verizon Communications, Inc.........................................     2.10%       03/22/28         2,580,780
     2,585,000  Verizon Communications, Inc.........................................     2.55%       03/21/31         2,673,420
                                                                                                                 --------------
                                                                                                                    118,596,185
                                                                                                                 --------------
                TOTAL CORPORATE BONDS AND NOTES................................................................     951,737,956
                (Cost $921,459,658)                                                                              --------------

ASSET-BACKED SECURITIES -- 7.6%

                ACE Securities Corp. Home Equity Loan Trust
    16,892,011     Series 2007-HE1, Class A1, 1 Mo. LIBOR + 0.30% (c)...............     0.38%       01/25/37        11,299,750
    14,388,160     Series 2007-WM2, Class A1, 1 Mo. LIBOR + 0.21% (c)...............     0.29%       02/25/37         8,353,169
                AGL CLO 12 Ltd.
    13,000,000     Series 2021-12A, Class A1, 3 Mo. LIBOR + 1.16% (b) (c)...........     1.29%       07/20/34        13,015,873
                Ajax Mortgage Loan Trust
     3,724,608     Series 2019-F, Class A1, steps up to 3.86% on 11/25/26 (b) (f)...     2.86%       07/25/59         3,767,507


Page 34                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Ammc CLO 19 Ltd.
$    3,176,040     Series 2016-19A, Class AR, 3 Mo. LIBOR + 1.14% (b) (c)...........     1.27%       10/16/28    $    3,177,621
                Argent Securities, Inc.
       210,612     Series 2005-W2, Class M1, 1 Mo. LIBOR + 0.74% (c)................     0.82%       10/25/35           210,901
                Asset Backed Funding Certificates Trust
     9,806,458     Series 2006-HE1, Class A2B, 1 Mo. LIBOR + 0.11% (c)..............     0.19%       01/25/37         6,854,867
        61,842     Series 2006-OPT1, Class A2, 1 Mo. LIBOR + 0.28% (c)..............     0.36%       09/25/36            61,503
                Barings CLO Ltd.
       343,243     Series 2013-IA, Class AR, 3 Mo. LIBOR + 0.80% (b) (c)............     0.93%       01/20/28           343,638
       590,306     Series 2016-2A, Class AR, 3 Mo. LIBOR + 1.08% (b) (c)............     1.21%       07/20/28           590,515
    12,500,000     Series 2019-2A, Class A2R, 3 Mo. LIBOR + 1.70% (b) (c)...........     1.83%       04/15/36        12,497,359
                Brazos Higher Education Authority, Inc.
       270,000     Series 2011-1, Class A3, 3 Mo. LIBOR + 1.05% (c).................     1.18%       11/25/33           274,793
       300,000     Series 2011-2, Class A3, 3 Mo. LIBOR + 1.00% (c).................     1.13%       10/27/36           303,752
                Carrington Mortgage Loan Trust
     1,129,610     Series 2006-OPT1, Class M1, 1 Mo. LIBOR + 0.53% (c)..............     0.61%       02/25/36         1,126,852
                Citigroup Mortgage Loan Trust
     1,054,229     Series 2006-HE2, Class M1, 1 Mo. LIBOR + 0.29% (c)...............     0.37%       08/25/36         1,049,989
                Dryden Senior Loan Fund
       885,483     Series 2013-26A, Class AR, 3 Mo. LIBOR + 0.90% (b) (c)...........     1.03%       04/15/29           885,675
       572,000     Series 2013-28A, Class A1LR, 3 Mo. LIBOR + 1.20% (b) (c).........     1.32%       08/15/30           572,872
                ECMC Group Student Loan Trust
     1,621,417     Series 2017-2A, Class A, 1 Mo. LIBOR + 1.05% (b) (c).............     1.13%       05/25/67         1,656,329
                EFS Volunteer No 3 LLC
       123,674     Series 2012-1, Class A3, 1 Mo. LIBOR + 1.00% (b) (c).............     1.08%       04/25/33           124,464
                First Franklin Mortgage Loan Trust
    19,206,508     Series 2006-FF13, Class A2C, 1 Mo. LIBOR + 0.32% (c).............     0.40%       10/25/36        15,606,935
    14,083,479     Series 2007-FF2, Class A1, 1 Mo. LIBOR + 0.14% (c)...............     0.22%       03/25/37         9,603,843
                GE-WMC Mortgage Securities LLC
       708,543     Series 2005-1, Class M1, 1 Mo. LIBOR + 0.66% (c).................     0.74%       10/25/35           704,920
                GoldenTree Loan Management US CLO Ltd.
     5,000,000     Series 2020-8A, Class A, 3 Mo. LIBOR + 1.55% (b) (c).............     1.68%       07/20/31         5,004,340
     5,000,000     Series 2020-8A, Class AR (b) (c) (g).............................     0.00%       10/20/34         5,003,015
                GSAA Home Equity Trust
     1,207,948     Series 2005-6, Class M1, 1 Mo. LIBOR + 0.65% (c).................     0.73%       06/25/35         1,216,996
                GSAMP Trust
    14,925,305     Series 2006-NC2, Class A2C, 1 Mo. LIBOR + 0.30% (c)..............     0.38%       06/25/36        10,668,280
    10,633,380     Series 2007-FM2, Class A1, 1 Mo. LIBOR + 0.14% (c)...............     0.22%       01/25/37         7,793,652
                JP Morgan Mortgage Acquisition Trust
        86,152     Series 2006-ACC1, Class M1, 1 Mo. LIBOR + 0.41% (c)..............     0.49%       05/25/36            86,372
     2,424,499     Series 2006-WF1, Class A6........................................     6.50%       07/25/36         1,032,819
    19,790,990     Series 2006-WMC2, Class A4, 1 Mo. LIBOR + 0.30% (c)..............     0.38%       07/25/36        11,652,282
    20,939,630     Series 2006-WMC2, Class A5, 1 Mo. LIBOR + 0.50% (c)..............     0.58%       07/25/36        12,600,608
       405,000     Series 2007-CH2, Class MV1, 1 Mo. LIBOR + 0.28% (c)..............     0.36%       01/25/37           403,525
                Legacy Mortgage Asset Trust
     2,607,408     Series 2019-GS1, Class A1 (b) (f)................................     4.00%       01/25/59         2,614,532
     1,808,095     Series 2019-GS4, Class A1 (b) (f)................................     3.44%       05/25/59         1,811,671
                Lehman XS Trust
     3,609,784     Series 2006-9, Class A1C, 1 Mo. LIBOR + 0.52% (c)................     0.60%       05/25/46         3,465,788
                Long Beach Mortgage Loan Trust
       654,825     Series 2006-1, Class 1A, 1 Mo. LIBOR + 0.44% (c).................     0.52%       02/25/36           652,094


                        See Notes to Financial Statements                Page 35


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Magnetite VII Ltd.
$    4,634,184     Series 2012-7A, Class A1R2, 3 Mo. LIBOR + 0.80% (b) (c)..........     0.93%       01/15/28    $    4,638,472
                Magnetite XXVII Ltd.
     2,500,000     Series 2020-27A, Class A1, 3 Mo. LIBOR + 1.55% (b) (c)...........     1.68%       07/20/33         2,503,115
                Mastr Asset Backed Securities Trust
     7,665,497     Series 2006-WMC3, Class A2, 1 Mo. LIBOR + 0.05% (c)..............     0.13%       08/25/36         3,466,987
                Merrill Lynch First Franklin Mortgage Loan Trust
       327,435     Series 2007-3, Class A2B, 1 Mo. LIBOR + 0.13% (c)................     0.21%       06/25/37           308,062
                Mid-State Trust
       149,881     Series 2003-11, Class A1.........................................     4.86%       07/15/38           158,165
            Morgan Stanley ABS Capital I, Inc. Trust

    11,526,950     Series 2006-HE4, Class A3, 1 Mo. LIBOR + 0.30% (c)...............     0.38%       06/25/36         7,642,554
     6,063,922     Series 2006-HE8, Class A2B, 1 Mo. LIBOR + 0.10% (c)..............     0.18%       10/25/36         3,617,881
       662,340     Series 2006-NC1, Class M1, 1 Mo. LIBOR + 0.57% (c)...............     0.65%       12/25/35           663,336
     6,740,948     Series 2007-HE1, Class A2D, 1 Mo. LIBOR + 0.23% (c)..............     0.31%       11/25/36         4,979,023
    28,816,198     Series 2007-HE2, Class A2D, 1 Mo. LIBOR + 0.21% (c)..............     0.29%       01/25/37        17,856,911
     7,894,017     Series 2007-NC3, Class A2D, 1 Mo. LIBOR + 0.26% (c)..............     0.34%       05/25/37         7,046,810
                Navient Student Loan Trust
       250,369     Series 2014-1, Class A3, 1 Mo. LIBOR + 0.51% (c).................     0.59%       06/25/31           244,994
       215,460     Series 2014-3, Class A, 1 Mo. LIBOR + 0.62% (c)..................     0.70%       03/25/83           216,424
       180,734     Series 2015-1, Class A2, 1 Mo. LIBOR + 0.60% (c).................     0.68%       04/25/40           182,127
     1,750,000     Series 2016-2A, Class A3, 1 Mo. LIBOR + 1.50% (b) (c)............     1.58%       06/25/65         1,818,660
     3,819,787     Series 2016-5A, Class A, 1 Mo. LIBOR + 1.25% (b) (c).............     1.33%       06/25/65         3,918,655
       300,000     Series 2017-3A, Class A3, 1 Mo. LIBOR + 1.05% (b) (c)............     1.13%       07/26/66           305,614
     3,292,219     Series 2017-5A, Class A, 1 Mo. LIBOR + 0.80% (b) (c).............     0.88%       07/26/66         3,303,276
                New Century Home Equity Loan Trust
     1,959,032     Series 2005-4, Class M3, 1 Mo. LIBOR + 0.83% (c).................     0.91%       09/25/35         1,963,835
                OCP CLO Ltd.
     6,200,000     Series 2020-19A, Class A1, 3 Mo. LIBOR + 1.75% (b) (c)...........     1.88%       07/20/31         6,210,926
     6,200,000     Series 2020-19A, Class AR (b) (c) (g)............................     0.00%       10/20/34         6,203,739
     8,620,000     Series 2021-21A, Class B, 3 Mo. LIBOR + 1.70% (b) (c)............     1.83%       07/20/34         8,632,283
                Octagon Investment Partners 46 Ltd.
    14,000,000     Series 2020-2A, Class AR, 3 Mo. LIBOR + 1.16% (b) (c)............     1.27%       07/15/36        14,012,222
                Palmer Square Loan Funding Ltd.
        99,258     Series 2019-1A, Class A1, 3 Mo. LIBOR + 1.05% (b) (c)............     1.18%       04/20/27            99,382
     1,069,609     Series 2019-4A, Class A1, 3 Mo. LIBOR + 0.90% (b) (c)............     1.03%       10/24/27         1,070,144
                Residential Asset Securities Corp.
       167,314     Series 2006-EMX3, Class A3, 1 Mo. LIBOR + 0.56% (c)..............     0.64%       04/25/36           165,951
     1,139,542     Series 2006-KS3, Class M1, 1 Mo. LIBOR + 0.50% (c)...............     0.58%       04/25/36         1,140,682
                Rockford Tower CLO Ltd.
    10,000,000     Series 2017-3A, Class A, 3 Mo. LIBOR + 1.19% (b) (c).............     1.32%       10/20/30        10,005,000
                Saxon Asset Securities Trust
       634,407     Series 2007-2, Class A2C, 1 Mo. LIBOR + 0.24% (c)................     0.32%       05/25/47           551,528
                Securitized Asset-Backed Receivables LLC Trust
        71,865     Series 2006-OP1, Class M2, 1 Mo. LIBOR + 0.59% (c)...............     0.67%       10/25/35            71,857
    25,551,435     Series 2006-WM4, Class A1, 1 Mo. LIBOR + 0.19% (b) (c)...........     0.46%       11/25/36        15,856,102
                SFO Commercial Mortgage Trust
    10,000,000     Series 2021-555, Class A, 1 Mo. LIBOR + 1.15% (b) (c)............     1.25%       05/15/38        10,043,588
                Skyline Aircraft Finance LLC
    13,618,272     Series 2020-1, Class A (h) (i)...................................     3.23%       05/10/37        13,787,139


Page 36                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                SLC Student Loan Trust
$    5,054,000     Series 2006-1, Class A6, 3 Mo. LIBOR + 0.16% (c).................     0.28%       03/15/55    $    4,982,113
       126,871     Series 2006-2, Class A6, 3 Mo. LIBOR + 0.16% (c).................     0.28%       09/15/39           125,000
     1,656,387     Series 2008-1, Class A4A, 3 Mo. LIBOR + 1.60% (c)................     1.72%       12/15/32         1,675,471
                SLM Student Loan Trust
        59,468     Series 2003-10A, Class A3, 3 Mo. LIBOR + 0.47% (b) (c)...........     0.59%       12/15/27            59,484
       535,228     Series 2005-9, Class A7A, 3 Mo. LIBOR + 0.60% (c)................     0.73%       01/25/41           539,459
        80,000     Series 2007-7, Class B, 3 Mo. LIBOR + 0.75% (c)..................     0.88%       10/27/70            73,043
       830,559     Series 2008-1, Class A4, 3 Mo. LIBOR + 0.65% (c).................     0.78%       01/25/22           815,007
     4,860,170     Series 2008-2, Class A3, 3 Mo. LIBOR + 0.75% (c).................     0.88%       04/25/23         4,810,285
       130,000     Series 2008-2, Class B, 3 Mo. LIBOR + 1.20% (c)..................     1.33%       01/25/83           117,176
       700,000     Series 2008-3, Class B, 3 Mo. LIBOR + 1.20% (c)..................     1.33%       04/26/83           657,358
     4,920,359     Series 2008-6, Class A4, 3 Mo. LIBOR + 1.10% (c).................     1.23%       07/25/23         4,938,491
       320,000     Series 2008-7, Class B, 3 Mo. LIBOR + 1.85% (c)..................     1.98%       07/26/83           321,361
     2,312,178     Series 2008-8, Class A4, 3 Mo. LIBOR + 1.50% (c).................     1.63%       04/25/23         2,327,349
     4,150,000     Series 2011-2, Class A2, 1 Mo. LIBOR + 1.20% (c).................     1.28%       10/25/34         4,249,539
       704,380     Series 2012-2, Class A, 1 Mo. LIBOR + 0.70% (c)..................     0.78%       01/25/29           693,586
       687,135     Series 2012-3, Class A, 1 Mo. LIBOR + 0.65% (c)..................     0.73%       12/27/38           691,131
       255,834     Series 2012-6, Class A3, 1 Mo. LIBOR + 0.75% (c).................     0.83%       05/26/26           253,627
     3,701,277     Series 2012-7, Class A3, 1 Mo. LIBOR + 0.65% (c).................     0.73%       05/26/26         3,632,404
       555,000     Series 2012-7, Class B, 1 Mo. LIBOR + 1.80% (c)..................     1.88%       09/25/43           556,458
       131,067     Series 2013-2, Class A, 1 Mo. LIBOR + 0.45% (c)..................     0.53%       06/25/43           130,521
                Soundview Home Loan Trust
     7,374,822     Series 2007-OPT4, Class 1A1, 1 Mo. LIBOR + 1.00% (c).............     1.08%       09/25/37         5,970,181
                Structured Asset Investment Loan Trust
       816,687     Series 2004-6, Class A3, 1 Mo. LIBOR + 0.80% (c).................     0.88%       07/25/34           811,312
       152,277     Series 2005-2, Class M2, 1 Mo. LIBOR + 0.74% (c).................     0.82%       03/25/35           152,096
                Structured Asset Securities Corp. Mortgage Loan Trust
     1,350,000     Series 2005-NC2, Class M5, 1 Mo. LIBOR + 0.93% (c)...............     1.01%       05/25/35         1,353,542
                TAL Advantage VII LLC
    10,845,000     Series 2020-1A, Class A (b)......................................     2.05%       09/20/45        10,993,180
                TIF Funding II LLC
     8,972,500     Series 2020-1A, Class A (b)......................................     2.09%       08/20/45         9,077,475
                Treman Park CLO Ltd.
       573,281     Series 2015-1A, Class ARR, 3 Mo. LIBOR + 1.07% (b) (c)...........     1.20%       10/20/28           574,126
                Voya CLO Ltd.
    13,000,000     Series 2020-1A, Class AR, 3 Mo. LIBOR + 1.15% (b) (c)............     1.26%       07/16/34        12,995,224
                Wachovia Student Loan Trust
       886,939     Series 2006-1, Class A6, 3 Mo. LIBOR + 0.17% (b) (c).............     0.30%       04/25/40           872,232
                WaMu Asset-Backed Certificates WaMu Trust
     1,160,659     Series 2007-HE2, Class 2A1, 1 Mo. LIBOR + 0.11% (c)..............     0.19%       04/25/37           567,426
     4,027,685     Series 2007-HE2, Class 2A2, 1 Mo. LIBOR + 0.19% (c)..............     0.27%       04/25/37         1,996,816
     8,630,753     Series 2007-HE2, Class 2A3, 1 Mo. LIBOR + 0.25% (c)..............     0.33%       04/25/37         4,322,868
                Wellman Park CLO
    11,650,000     Series 2021-1A, Class B, 3 Mo. LIBOR + 1.60% (b) (c).............     1.73%       07/15/34        11,662,256
                                                                                                                 --------------
                TOTAL ASSET-BACKED SECURITIES..................................................................     401,772,142
                (Cost $398,909,726)                                                                              --------------


                        See Notes to Financial Statements                Page 37


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES -- 7.6%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.3%
                Alternative Loan Trust
$    6,080,811     Series 2005-16, Class A4, 1 Mo. LIBOR + 0.48% (c)................     0.56%       06/25/35    $    5,699,758
       832,947     Series 2005-56, Class 1A1, 1 Mo. LIBOR + 1.46% (c)...............     1.54%       11/25/35           826,823
     7,509,595     Series 2005-67CB, Class A1.......................................     5.50%       01/25/36         7,068,458
     2,961,664     Series 2007-13, Class A1.........................................     6.00%       06/25/47         2,215,886
                American Home Mortgage Assets Trust
    13,382,862     Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70% (c).....     0.80%       02/25/47         7,621,559
                American Home Mortgage Investment Trust
     1,925,167     Series 2005-4, Class 1A1, 1 Mo. LIBOR + 0.58% (c)................     0.66%       11/25/45         1,883,357
                Banc of America Funding Trust
       695,157     Series 2014-R6, Class 2A13 (b) (j)...............................     0.35%       07/26/36           684,281
                Bear Stearns Mortgage Funding Trust
       121,342     Series 2006-AR1, Class 1A1, 1 Mo. LIBOR + 0.21% (c)..............     0.29%       07/25/36           117,438
     2,969,895     Series 2006-AR3, Class 1A1, 1 Mo. LIBOR + 0.18% (c)..............     0.26%       10/25/36         2,845,302
     4,013,938     Series 2006-AR5, Class 2A1, 1 Mo. LIBOR + 0.19% (c)..............     0.27%       01/25/37         3,760,468
       207,714     Series 2007-AR5, Class 1A1G, 1 Mo. LIBOR + 0.16% (c).............     0.24%       06/25/47           198,316
                CIM Trust
     8,776,315     Series 2018-R6, Class A1, 1 Mo. LIBOR + 1.08% (b) (c)............     1.17%       09/25/58         8,721,592
     3,817,405     Series 2019-R1, Class A (b)......................................     3.25%       10/25/58         3,561,170
     4,610,083     Series 2019-R4, Class A1 (b).....................................     3.00%       10/25/59         4,704,532
     7,698,252     Series 2020-R3, Class A1A (b)....................................     4.00%       01/26/60         7,459,300
     9,862,290     Series 2020-R4, Class A1A (b) (k)................................     3.30%       06/25/60         9,874,852
    21,112,000     Series 2020-R7, Class A1B (b) (k)................................     2.25%       12/27/61        18,720,141
    22,617,960     Series 2021-R3, Class A1A (b)....................................     1.95%       06/25/57        22,745,213
     9,388,724     Series 2021-NR3, Class A1, steps up to 5.57% on
                     04/26/24 (b) (f)...............................................     2.57%       06/25/57         9,409,699
                CitiMortgage Alternative Loan Trust
     2,530,619     Series 2006-A4, Class 1A8........................................     6.00%       09/25/36         2,495,204
                Credit Suisse Mortgage Trust
    10,290,165     Series 2007-2, Class 1A4.........................................     5.75%       03/25/37         8,317,854
    28,977,326     Series 2007-3, Class 1A1A........................................     5.84%       04/25/37        10,877,152
        30,492     Series 2010-7R, Class 1A12 (b)...................................     4.00%       01/26/37            30,541
       109,816     Series 2010-8R, Class 4A5 (b) (j)................................     2.89%       12/26/35           110,602
        42,981     Series 2010-8R, Class 10A5 (b) (j)...............................     2.99%       04/26/47            42,966
    11,107,553     Series 2019-RPL8, Class A1 (b) (c)...............................     3.32%       10/25/58        11,187,939
                GMACM Mortgage Loan Trust
     1,525,024     Series 2006-AR1, Class 1A1 (j)...................................     3.05%       04/19/36         1,341,093
     1,659,399     Series 2006-J1, Class A4.........................................     5.75%       04/25/36         1,672,960
                GreenPoint Mortgage Funding Trust
       128,042     Series 2006-AR1, Class A1A, 1 Mo. LIBOR + 0.58% (c)..............     0.66%       02/25/36           127,674
                GSR Mortgage Loan Trust
    24,140,731     Series 2006-OA1, Class 2A2, 1 Mo. LIBOR + 0.52% (c)..............     0.60%       08/25/46        13,839,210
                HarborView Mortgage Loan Trust
       441,576     Series 2005-10, Class 2A1A, 1 Mo. LIBOR + 0.62% (c)..............     0.71%       11/19/35           397,258
     1,371,886     Series 2007-7, Class 1A1, 1 Mo. LIBOR + 1.00% (c)................     1.08%       10/25/37         1,333,831
                HomeBanc Mortgage Trust
       878,029     Series 2004-2, Class A1, 1 Mo. LIBOR + 0.74% (c).................     0.82%       12/25/34           927,313
                Impac CMB Trust
       225,696     Series 2005-2, Class 1A1, 1 Mo. LIBOR + 0.52% (c)................     0.60%       04/25/35           226,099
       755,981     Series 2005-4, Class 1A1A, 1 Mo. LIBOR + 0.54% (c)...............     0.62%       05/25/35           754,720


Page 38                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                IndyMac INDX Mortgage Loan Trust
$    1,563,962     Series 2005-AR14, Class 2A1A, 1 Mo. LIBOR + 0.60% (c)............     0.68%       07/25/35    $    1,458,783
    21,056,737     Series 2005-AR29, Class A1 (j)...................................     3.05%       01/25/36        20,341,814
     4,040,697     Series 2006-AR6, Class 2A1A, 1 Mo. LIBOR + 0.40% (c).............     0.48%       06/25/46         3,715,674
     5,035,069     Series 2007-FLX4, Class 2A2, 1 Mo. LIBOR + 0.25% (c).............     0.33%       07/25/37         4,903,987
                JP Morgan Mortgage Trust
     1,788,410     Series 2006-A4, Class 1A1 (j)....................................     2.86%       06/25/36         1,558,385
                Lehman XS Trust
       287,160     Series 2006-16N, Class A4A, 1 Mo. LIBOR + 0.19% (c)..............     0.27%       11/25/46           276,023
     5,553,383     Series 2007-16N, Class 1A1, 1 Mo. LIBOR + 0.47% (c)..............     0.55%       09/25/47         5,561,543
     3,087,105     Series 2007-16N, Class 2A1, 1 Mo. LIBOR + 0.40% (c)..............     0.48%       09/25/47         2,988,008
                Merrill Lynch Alternative Note Asset Trust
     4,375,010     Series 2007-OAR3, Class A1, 1 Mo. LIBOR + 0.19% (c)..............     0.27%       07/25/47         4,168,774
                Morgan Stanley Mortgage Loan Trust
       800,707     Series 2004-6AR, Class 1M1, 1 Mo. LIBOR + 0.98% (c)..............     1.06%       07/25/34           813,163
        42,895     Series 2005-2AR, Class A, 1 Mo. LIBOR + 0.26% (c)................     0.34%       04/25/35            42,754
                MortgageIT Trust
        70,723     Series 2005-5, Class A1, 1 Mo. LIBOR + 0.52% (c).................     0.60%       12/25/35            71,239
                Nomura Resecuritization Trust
     1,865,978     Series 2015-5R, Class 1A1 (b)....................................     4.00%       08/26/37         1,908,216
                Opteum Mortgage Acceptance Corp.
     1,127,792     Series 2005-5, Class 1A1D, 1 Mo. LIBOR + 0.76% (c)...............     0.84%       12/25/35         1,137,224
       381,662     Series 2006-1, Class 1APT, 1 Mo. LIBOR + 0.42% (c)...............     0.50%       04/25/36           367,618
                RALI Trust
     8,286,331     Series 2007-QS7, Class 1A1.......................................     6.00%       05/25/37         8,166,997
     3,873,904     Series 2007-QS9, Class A33.......................................     6.50%       07/25/37         3,825,159
                RFMSI Trust
     8,163,401     Series 2007-S6, Class 1A4........................................     6.00%       06/25/37         8,042,998
                Stanwich Mortgage Loan Co. LLC
     3,329,697     Series 2019-RPL1, Class A, steps up to 4.72% on
                     12/15/22 (b) (f)...............................................     3.72%       02/15/49         3,363,547
                Structured Adjustable Rate Mortgage Loan Trust
        26,881     Series 2004-12, Class 3A1 (j)....................................     2.45%       09/25/34            27,483
    26,879,041     Series 2006-2, Class 4A1 (j).....................................     3.15%       03/25/36        20,917,896
                Structured Asset Mortgage Investments II Trust
     2,725,300     Series 2006-AR1, Class 3A1, 1 Mo. LIBOR + 0.46% (c)..............     0.54%       02/25/36         2,626,296
     7,747,766     Series 2006-AR7, Class A1A, 1 Mo. LIBOR + 0.42% (c)..............     0.50%       08/25/36         7,841,412
     4,041,283     Series 2007-AR6, Class A1, 12 Mo. Treasury Average +
                     1.50% (c)......................................................     1.60%       08/25/47         3,971,561
                WaMu Mortgage Pass-Through Certificates Trust
        93,292     Series 2005-AR1, Class A2A1, 1 Mo. LIBOR + 0.68% (c).............     0.76%       01/25/45            93,482
       175,599     Series 2005-AR15, Class A1A1, 1 Mo. LIBOR + 0.52% (c)............     0.60%       11/25/45           173,466
       244,506     Series 2006-AR3, Class A1A, 12 Mo. Treasury Average +
                     1.00% (c)......................................................     1.10%       02/25/46           246,975
       364,353     Series 2006-AR4, Class 1A1A, 12 Mo. Treasury Average +
                     0.94% (c)......................................................     1.05%       05/25/46           361,698
                                                                                                                 --------------
                                                                                                                    280,772,736
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 39


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.3%
                BX Commercial Mortgage Trust
$    9,741,001     Series 2019-XL, Class A, 1 Mo. LIBOR + 0.92% (b) (c).............     1.02%       10/15/36    $    9,766,402
                Citigroup Commercial Mortgage Trust
    14,620,261     Series 2020-WSS, Class A, 1 Mo. LIBOR + 1.95% (b) (c)............     2.05%       02/15/39        15,162,894
                COMM Mortgage Trust
     8,249,616     Series 2012-CR4, Class A3........................................     2.85%       10/15/45         8,422,751
       206,646     Series 2012-CR5, Class A3........................................     2.54%       12/10/45           209,882
       315,000     Series 2012-CR5, Class A4........................................     2.77%       12/10/45           322,702
    13,200,000     Series 2013-SFS, Class A2 (b) (j)................................     3.09%       04/12/35        13,511,744
                DBJPM Mortgage Trust
     2,050,000     Series 2016-SFC, Class A (b).....................................     2.83%       08/10/36         2,118,641
                DROP Mortgage Trust
    12,284,000     Series 2021-FILE, Class B, 1 Mo. LIBOR + 1.70% (b) (c)...........     1.80%       04/15/26        12,345,784
                Eleven Madison Mortgage Trust
       305,000     Series 2015-11MD, Class A (b) (j)................................     3.67%       09/10/35           331,754
                GS Mortgage Securities Corp. Trust
    25,000,000     Series 2012-ALOH, Class A (b)....................................     3.55%       04/10/34        25,190,725
     9,581,658     Series 2019-70P, Class A, 1 Mo. LIBOR + 1.00% (b) (c)............     1.10%       10/15/36         9,592,479
                JP Morgan Chase Commercial Mortgage Securities Trust
     5,575,809     Series 2012-HSBC, Class A (b)....................................     3.09%       07/05/32         5,670,914
                Manhattan West
     3,855,000     Series 2020-1MW, Class A (b).....................................     2.13%       09/10/39         3,980,445
                MKT Mortgage Trust
     1,730,000     Series 2020-525M, Class A (b)....................................     2.69%       02/12/40         1,832,774
                Natixis Commercial Mortgage Securities Trust
     1,490,000     Series 2020-2PAC, Class A (b)....................................     2.97%       12/15/38         1,562,845
                SFAVE Commercial Mortgage Securities Trust
     9,265,000     Series 2015-5AVE, Class A2A (b) (j)..............................     3.66%       01/05/43        10,383,966
        50,000     Series 2015-5AVE, Class A2B (b) (j)..............................     4.14%       01/05/43            55,560
                UBS-Barclays Commercial Mortgage Trust
       242,490     Series 2013-C6, Class A3.........................................     2.97%       04/10/46           248,890
                                                                                                                 --------------
                                                                                                                    120,711,152
                                                                                                                 --------------
                TOTAL MORTGAGE-BACKED SECURITIES...............................................................     401,483,888
                (Cost $401,878,115)                                                                              --------------

  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES -- 5.2%

                AGRICULTURE -- 0.2%
     2,325,000  Imperial Brands Finance PLC (USD) (b)...............................     3.13%       07/26/24         2,452,341
     5,085,000  Imperial Brands Finance PLC (USD) (b)...............................     4.25%       07/21/25         5,586,589
                                                                                                                 --------------
                                                                                                                      8,038,930
                                                                                                                 --------------
                AIRLINES -- 0.0%
       634,800  Air Canada Pass-Through Trust, Series 2017-1, Class AA
                   (USD) (b)........................................................     3.30%       01/15/30           647,397
                                                                                                                 --------------


Page 40                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                BANKS -- 2.3%
       460,000  Credit Suisse Group AG (USD)........................................     4.55%       04/17/26    $      521,179
     4,095,000  Credit Suisse Group AG (USD) (b) (d)................................     2.19%       06/05/26         4,203,328
    13,020,000  Credit Suisse Group AG (USD) (b) (d)................................     1.31%       02/02/27        12,822,475
     3,365,000  Credit Suisse Group AG (USD) (b)....................................     4.28%       01/09/28         3,765,420
     4,760,000  Credit Suisse Group AG (USD) (b) (d)................................     3.09%       05/14/32         4,968,808
       400,000  Global Bank Corp. (USD) (d) (l).....................................     5.25%       04/16/29           428,082
     4,310,000  HSBC Holdings PLC (USD) (d).........................................     0.98%       05/24/25         4,313,386
        20,000  HSBC Holdings PLC (USD) (d).........................................     2.63%       11/07/25            20,944
     6,920,000  HSBC Holdings PLC (USD) (d).........................................     4.29%       09/12/26         7,691,473
     6,665,000  HSBC Holdings PLC (USD) (d).........................................     1.59%       05/24/27         6,690,252
     7,100,000  HSBC Holdings PLC (USD) (d).........................................     2.01%       09/22/28         7,171,504
     7,800,000  HSBC Holdings PLC (USD) (d).........................................     2.21%       08/17/29         7,867,441
     1,870,000  Lloyds Banking Group PLC (USD)......................................     3.90%       03/12/24         2,019,370
     4,280,000  Lloyds Banking Group PLC (USD) (d)..................................     3.87%       07/09/25         4,636,745
     5,000,000  Lloyds Banking Group PLC (USD) (d)..................................     1.63%       05/11/27         5,021,312
     7,600,000  Macquarie Group Ltd. (USD) (b) (d)..................................     1.34%       01/12/27         7,580,011
     8,170,000  NatWest Group PLC (USD) (d).........................................     4.27%       03/22/25         8,858,543
     9,565,000  Santander UK Group Holdings PLC (USD) (d)...........................     4.80%       11/15/24        10,398,891
    10,045,000  Santander UK Group Holdings PLC (USD) (d)...........................     1.09%       03/15/25        10,076,984
     1,585,000  Santander UK Group Holdings PLC (USD) (d)...........................     1.53%       08/21/26         1,593,409
     2,855,000  Santander UK Group Holdings PLC (USD) (d)...........................     1.67%       06/14/27         2,866,314
     1,190,000  Santander UK Group Holdings PLC (USD) (d)...........................     3.82%       11/03/28         1,315,627
     7,900,000  UBS AG (USD), SOFR + 0.45% (b) (c)..................................     0.50%       08/09/24         7,945,709
                                                                                                                 --------------
                                                                                                                    122,777,207
                                                                                                                 --------------
                BEVERAGES -- 0.2%
     6,760,000  Bacardi Ltd. (USD) (b)..............................................     4.45%       05/15/25         7,509,745
       245,000  Bacardi Ltd. (USD) (b)..............................................     4.70%       05/15/28           286,156
       385,000  Bacardi Ltd. (USD) (b)..............................................     5.30%       05/15/48           513,555
     1,800,000  Diageo Capital PLC (USD)............................................     2.13%       04/29/32         1,821,500
                                                                                                                 --------------
                                                                                                                     10,130,956
                                                                                                                 --------------
                COMMERCIAL SERVICES -- 0.3%
     2,800,000  DP World Crescent Ltd. (USD) (b)....................................     4.85%       09/26/28         3,218,152
     1,689,000  IHS Markit Ltd. (USD) (b)...........................................     5.00%       11/01/22         1,756,475
     2,500,000  IHS Markit Ltd. (USD)...............................................     3.63%       05/01/24         2,667,000
     3,510,000  IHS Markit Ltd. (USD) (b)...........................................     4.75%       02/15/25         3,901,716
     5,865,000  IHS Markit Ltd. (USD) (b)...........................................     4.00%       03/01/26         6,488,743
       250,000  IHS Markit Ltd. (USD)...............................................     4.75%       08/01/28           296,179
                                                                                                                 --------------
                                                                                                                     18,328,265
                                                                                                                 --------------
                DIVERSIFIED FINANCIAL SERVICES -- 0.6%
     1,500,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     3.95%       02/01/22         1,517,079
     1,100,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     3.50%       05/26/22         1,121,140
     3,111,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     4.88%       01/16/24         3,378,163
     2,930,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     2.88%       08/14/24         3,056,897
     1,000,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                  Trust  (USD)......................................................     3.50%       01/15/25         1,059,049


                        See Notes to Financial Statements                Page 41


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
     1,185,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     4.45%       10/01/25    $    1,301,560
       135,000  Avolon Holdings Funding Ltd. (USD) (b)..............................     5.25%       05/15/24           148,123
     1,755,000  Avolon Holdings Funding Ltd. (USD) (b)..............................     2.88%       02/15/25         1,810,597
     5,121,518  Avolon Holdings Funding Ltd. (USD) (b)..............................     2.53%       11/18/27         5,088,283
       840,000  Fondo Mivivienda S.A. (USD) (l).....................................     3.50%       01/31/23           866,284
     7,750,000  GE Capital International Funding Co. Unlimited Co. (USD)............     4.42%       11/15/35         9,412,201
       850,000  Park Aerospace Holdings Ltd. (USD) (b)..............................     4.50%       03/15/23           892,281
       467,000  Park Aerospace Holdings Ltd. (USD) (b)..............................     5.50%       02/15/24           512,679
                                                                                                                 --------------
                                                                                                                     30,164,336
                                                                                                                 --------------
                ELECTRIC -- 0.0%
     1,200,000  Empresas Publicas de Medellin ESP (USD) (l).........................     4.38%       02/15/31         1,188,024
       600,000  Minejesa Capital B.V. (USD) (b).....................................     5.63%       08/10/37           651,537
       250,000  Mong Duong Finance Holdings B.V. (USD) (l)..........................     5.13%       05/07/29           251,563
                                                                                                                 --------------
                                                                                                                      2,091,124
                                                                                                                 --------------
                FOOD -- 0.0%
       150,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (b)........................................................     5.50%       01/15/30           169,470
                                                                                                                 --------------
                INTERNET -- 0.1%
     2,775,000  Tencent Holdings Ltd. (USD) (b).....................................     3.98%       04/11/29         3,080,267
     4,540,000  Tencent Holdings Ltd. (USD) (b).....................................     3.84%       04/22/51         4,920,177
                                                                                                                 --------------
                                                                                                                      8,000,444
                                                                                                                 --------------
                MEDIA -- 0.1%
       345,000  Virgin Media Secured Finance PLC (USD) (b)..........................     5.50%       05/15/29           370,013
     6,737,000  Virgin Media Secured Finance PLC (USD) (b)..........................     4.50%       08/15/30         6,841,760
                                                                                                                 --------------
                                                                                                                      7,211,773
                                                                                                                 --------------
                MINING -- 0.2%
       267,000  Corp. Nacional del Cobre de Chile (USD) (l).........................     4.50%       09/16/25           299,108
     3,947,000  Corp. Nacional del Cobre de Chile (USD) (l).........................     3.15%       01/14/30         4,172,591
     2,860,000  Indonesia Asahan Aluminium Persero PT (USD) (b).....................     6.53%       11/15/28         3,515,898
       600,000  Indonesia Asahan Aluminium Persero PT (USD) (b).....................     5.45%       05/15/30           702,180
                                                                                                                 --------------
                                                                                                                      8,689,777
                                                                                                                 --------------
                OIL & GAS -- 0.4%
     1,600,000  KazMunayGas National Co. JSC (USD) (b)..............................     3.50%       04/14/33         1,677,600
     1,133,000  KazMunayGas National Co. JSC (USD) (l)..............................     5.38%       04/24/30         1,359,588
     1,567,000  KazMunayGas National Co. JSC (USD) (l)..............................     3.50%       04/14/33         1,642,999
       235,000  KazMunayGas National Co. JSC (USD) (l)..............................     5.75%       04/19/47           292,500
     2,504,000  Pertamina Persero PT (USD) (b)......................................     3.10%       08/27/30         2,620,385
       215,000  Petroleos Mexicanos (USD)...........................................     6.63%       06/15/35           208,546
     2,430,000  Petroleos Mexicanos (USD)...........................................     6.75%       09/21/47         2,149,335
     3,095,000  Petroleos Mexicanos (USD)...........................................     7.69%       01/23/50         2,977,421
     1,705,000  Petroleos Mexicanos (USD)...........................................     6.95%       01/28/60         1,506,896
     2,913,000  Petronas Capital Ltd. (USD) (b).....................................     3.50%       04/21/30         3,214,442
     1,650,000  Petronas Capital Ltd. (USD) (b).....................................     2.48%       01/28/32         1,682,219
     1,150,000  Saudi Arabian Oil Co. (USD) (b).....................................     2.25%       11/24/30         1,144,296
       650,000  Saudi Arabian Oil Co. (USD) (l).....................................     1.63%       11/24/25           657,345
       158,790  Transocean Pontus Ltd. (USD) (b)....................................     6.13%       08/01/25           158,040
       517,000  Transocean Poseidon Ltd. (USD) (b)..................................     6.88%       02/01/27           500,844
                                                                                                                 --------------
                                                                                                                     21,792,456
                                                                                                                 --------------


Page 42                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                OIL & GAS SERVICES -- 0.1%
     1,781,447  Transocean Phoenix 2 Ltd. (USD) (b).................................     7.75%       10/15/24    $    1,810,396
     2,763,750  Transocean Proteus Ltd. (USD) (b)...................................     6.25%       12/01/24         2,725,748
                                                                                                                 --------------
                                                                                                                      4,536,144
                                                                                                                 --------------
                PHARMACEUTICALS -- 0.0%
       625,000  Bayer US Finance II LLC (USD) (b)...................................     2.85%       04/15/25           649,853
     2,481,000  Endo Dac / Endo Finance LLC / Endo Finco, Inc. (USD) (b)............     6.00%       06/30/28         1,554,036
                                                                                                                 --------------
                                                                                                                      2,203,889
                                                                                                                 --------------
                PIPELINES -- 0.1%
     1,800,000  Galaxy Pipeline Assets Bidco Ltd. (USD) (b).........................     2.16%       03/31/34         1,795,788
       800,000  Southern Gas Corridor CJSC (USD) (l)................................     6.88%       03/24/26           949,916
                                                                                                                 --------------
                                                                                                                      2,745,704
                                                                                                                 --------------
                RETAIL -- 0.1%
       100,000  Alimentation Couche-Tard, Inc. (USD) (b)............................     3.55%       07/26/27           110,704
     4,230,000  Alimentation Couche-Tard, Inc. (USD) (b)............................     3.80%       01/25/50         4,637,210
                                                                                                                 --------------
                                                                                                                      4,747,914
                                                                                                                 --------------
                SAVINGS & LOANS -- 0.3%
     4,895,000  Nationwide Building Society (USD) (b) (d)...........................     3.62%       04/26/23         4,996,892
     6,645,000  Nationwide Building Society (USD) (b) (d)...........................     3.77%       03/08/24         6,949,878
     1,300,000  Nationwide Building Society (USD) (b) (d)...........................     4.36%       08/01/24         1,387,442
                                                                                                                 --------------
                                                                                                                     13,334,212
                                                                                                                 --------------
                TELECOMMUNICATIONS -- 0.2%
       400,000  C&W Senior Financing DAC (USD) (b)..................................     6.88%       09/15/27           425,740
     2,000,000  Intelsat Jackson Holdings S.A. (USD) (m)............................     5.50%       08/01/23         1,057,500
     3,860,000  Intelsat Jackson Holdings S.A. (USD) (b) (m)........................     8.50%       10/15/24         2,089,225
       390,000  Intelsat Jackson Holdings S.A. (USD) (b) (m)........................     9.75%       07/15/25           211,088
       500,000  SES S.A. (USD) (b)..................................................     3.60%       04/04/23           521,336
     2,777,000  Vodafone Group PLC (USD)............................................     4.88%       06/19/49         3,574,868
     1,375,000  Vodafone Group PLC (USD)............................................     4.25%       09/17/50         1,620,504
                                                                                                                 --------------
                                                                                                                      9,500,261
                                                                                                                 --------------
                TRANSPORTATION -- 0.0%
       726,000  Empresa de Transporte de Pasajeros Metro S.A. (USD) (b).............     3.65%       05/07/30           795,236
                                                                                                                 --------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES........................................................     275,905,495
                (Cost $273,776,271)                                                                              --------------

  PRINCIPAL                                                                                           STATED
    VALUE                                   DESCRIPTION                                 RATE (n)   MATURITY (o)      VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 1.8%

                CABLE AND SATELLITE -- 0.1%
$    1,000,000  DIRECTV Financing, LLC, Term Loan, 1 Mo. LIBOR + 5.00%,
                   0.75% Floor......................................................     5.75%       08/02/27           999,430
     2,338,010  EagleView Technology Corp. Term Loan B, 3 Mo. LIBOR + 3.50%,
                   0.00% Floor......................................................     3.64%       08/14/25         2,302,940
       725,000  Virgin Media Bristol LLC, Term Loan N, 1 Mo. LIBOR + 2.50%,
                   0.00% Floor......................................................     2.60%       01/31/28           716,844
                                                                                                                 --------------
                                                                                                                      4,019,214
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 43


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                                           STATED
    VALUE                                   DESCRIPTION                                 RATE (n)   MATURITY (o)      VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                CONSUMER PRODUCTS -- 0.1%
$    7,118,151  Zep, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 1.00% Floor............     5.00%       08/11/24    $    6,869,016
                                                                                                                 --------------
                DIVERSIFIED MANUFACTURING -- 0.0%
     1,290,101  Mirion Technologies, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%,
                   0.00% Floor...................................................... 4.23% - 4.27%   03/06/26         1,288,089
                                                                                                                 --------------
                ENTERTAINMENT -- 0.0%
           641  Caesars Resort Collection, LLC, Term Loan B, 3 Mo. LIBOR +
                   2.75%, 0.00% Floor...............................................     2.85%       12/22/24               635
                                                                                                                 --------------
                ENVIRONMENTAL -- 0.0%
       241,698  GFL Environmental, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                   0.50% Floor......................................................     3.50%       05/31/25           241,785
                                                                                                                 --------------
                FINANCE COMPANIES -- 0.1%
     5,000,000  Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B, 1 Mo. LIBOR +
                   2.25%, 0.50% Floor...............................................     2.75%       12/01/27         4,996,100
                                                                                                                 --------------
                FOOD AND BEVERAGE -- 0.0%
       175,056  Hostess Brands, LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75%
                   Floor............................................................     3.00%       08/03/25           173,962
         1,629  Hostess Brands, LLC, Term Loan B, 2 Mo. LIBOR + 2.25%, 0.75%
                   Floor............................................................     3.00%       08/03/25             1,619
       463,541     Hostess Brands, LLC, Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75%
                   Floor............................................................     3.00%       08/03/25           460,643
                                                                                                                 --------------
                                                                                                                        636,224
                                                                                                                 --------------
                GAMING -- 0.0%
       250,000  VICI Properties 1 LLC, Term Loan B, 1 Mo. LIBOR + 1.75%,
                   0.00% Floor......................................................     1.84%       12/22/24           248,465
                                                                                                                 --------------
                HEALTHCARE -- 0.2%
     2,144,625  ADMI Corp., Term Loan B, 1 Mo. LIBOR + 3.13%, 0.50%
                   Floor............................................................     3.63%       12/23/27         2,112,906
       893,216  CPI Holdco, LLC, Term Loan B, 1 Mo. LIBOR + 4.00%, 0.00%
                   Floor............................................................     3.83%       11/04/26           891,305
     1,388,120  Gentiva Health Services, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                   0.00% Floor......................................................     2.88%       07/02/25         1,384,650
     3,828,068  Grifols Worldwide Operations Ltd., Term Loan B, 1 Mo. LIBOR +
                   2.00%, 0.00% Floor...............................................     2.09%       11/15/27         3,774,475
     2,073,409  ICON Luxemburg S.A.R.L., Term Loan B, 1 Mo. LIBOR + 2.50%,
                   0.50% Floor......................................................     3.00%       07/01/28         2,071,252
     1,465,563  Pathway Vet Alliance LLC, Term Loan A, 1 Mo. LIBOR + 3.75%,
                   0.00% Floor......................................................     3.84%       03/31/27         1,455,714
       516,591  PRA Health Sciences, Term Loan, 1 Mo. LIBOR + 2.50%, 0.50%
                   Floor............................................................     3.00%       07/01/28           516,054
                                                                                                                 --------------
                                                                                                                     12,206,356
                                                                                                                 --------------
                INSURANCE -- 0.1%
     4,975,000  AmWINS Group, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75%
                   Floor............................................................     3.00%       02/19/28         4,924,553
                                                                                                                 --------------
                LEISURE -- 0.1%
     3,231,658  Cineworld Group PLC (Crown), Priority Term Loan B-1, Fixed Rate
                   at 15.25% (p)....................................................    15.25%       05/23/24         3,970,706
                                                                                                                 --------------


Page 44                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                                           STATED
    VALUE                                   DESCRIPTION                                 RATE (n)   MATURITY (o)      VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                MEDIA ENTERTAINMENT -- 0.0%
$      947,589  Diamond Sports Group, LLC, Term Loan, 1 Mo. LIBOR + 3.25%,
                   0.00% Floor......................................................     3.35%       08/24/26    $      589,476
                                                                                                                 --------------
                MEDICAL EQUIPMENT & DEVICES -- 0.1%
     4,228,750  Avantor Funding, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.50%
                   Floor............................................................     2.75%       11/06/27         4,223,464
                                                                                                                 --------------
                PACKAGING -- 0.2%
     1,273,386  Berry Global, Inc., Term Loan Z, 1 Mo. LIBOR + 1.75%, 0.00%
                   Floor............................................................     1.85%       07/01/26         1,261,186
     3,144,786  Charter NEX U.S., Inc., Term Loan, 1 Mo. LIBOR + 3.75%, 0.75%
                   Floor............................................................     4.50%       12/01/27         3,144,283
     1,542,250  Plaze, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor..........     4.50%       08/03/26         1,530,683
     2,224,187  Proampac PG Borrower LLC, Term Loan B, 1 Mo. LIBOR + 3.75%,
                   0.75% Floor......................................................     4.50%       11/03/25         2,222,808
                                                                                                                 --------------
                                                                                                                      8,158,960
                                                                                                                 --------------
                PHARMACEUTICALS -- 0.3%
     5,054,811  Elanco Animal Health, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%,
                   0.00% Floor......................................................     1.85%       08/01/27         4,963,623
     4,339,125  Horizon Therapeutics USA, Inc., Term Loan B, 1 Mo. LIBOR +
                   2.00%, 0.50% Floor...............................................     2.50%       03/15/28         4,317,429
     2,375,000  Jazz Financing LUX SARL, Term Loan B, 1 Mo. LIBOR + 3.50%,
                   0.50% Floor......................................................     4.00%       05/05/28         2,375,000
     4,000,000  Organon & Co., Term Loan, 1 Mo. LIBOR + 3.00%, 0.50%
                   Floor............................................................     3.50%       06/02/28         4,011,680
                                                                                                                 --------------
                                                                                                                     15,667,732
                                                                                                                 --------------
                RESTAURANTS -- 0.1%
     3,696,419  Northeast Foods LLC, Term Loan B, 3 Mo. LIBOR + 3.75%, 0.00%
                   Floor............................................................     3.85%       07/20/25         3,664,076
                                                                                                                 --------------
                SERVICES -- 0.0%
     1,690,763  Spin Holdco Inc., Term Loan, 1 Mo. LIBOR + 4.00%, 0.75%
                   Floor............................................................     4.75%       03/04/28         1,691,608
                                                                                                                 --------------
                TECHNOLOGY -- 0.2%
     3,989,848  Commscope, Inc., Term Loan B2, 3 Mo. LIBOR + 3.25%, 0.00%
                   Floor............................................................     3.34%       04/04/26         3,940,972
     4,001,473  Waystar Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.00%,
                   0.00% Floor......................................................     4.10%       10/23/26         3,988,988
                                                                                                                 --------------
                                                                                                                      7,929,960
                                                                                                                 --------------
                TELECOMMUNICATIONS -- 0.0%
     2,000,000  Intelsat Jackson Holdings S.A., Term Loan B, 1 Mo. LIBOR + 4.75%,
                   1.00% Floor......................................................     8.00%       11/27/23         2,028,760
     1,250,000  Intelsat Jackson Holdings S.A., Term Loan B.........................     6.63%       01/02/24         1,269,725
                                                                                                                 --------------
                                                                                                                      3,298,485
                                                                                                                 --------------
                WIRELINES -- 0.2%
     7,360,000  Level 3 Financing, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%,
                   0.00% Floor......................................................     1.84%       03/01/27         7,249,600
     2,236,149  Lumen Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%,
                   0.00% Floor......................................................     2.34%       03/15/27         2,207,258
                                                                                                                 --------------
                                                                                                                      9,456,858
                                                                                                                 --------------
                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS......................................................      94,081,762
                (Cost $94,247,833)                                                                               --------------


                        See Notes to Financial Statements                Page 45


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES -- 1.6%

                BRAZIL -- 0.1%
     1,200,000  Brazilian Government International Bond (USD).......................     2.88%       06/06/25    $    1,240,692
     3,830,000  Brazilian Government International Bond (USD).......................     3.88%       06/12/30         3,846,661
                                                                                                                 --------------
                                                                                                                      5,087,353
                                                                                                                 --------------
                CHILE -- 0.1%
     3,100,000  Chile Government International Bond (USD)...........................     2.45%       01/31/31         3,185,219
       300,000  Chile Government International Bond (USD)...........................     2.55%       01/27/32           308,931
                                                                                                                 --------------
                                                                                                                      3,494,150
                                                                                                                 --------------
                COLOMBIA -- 0.1%
     6,785,000  Colombia Government International Bond (USD)........................     3.00%       01/30/30         6,666,704
                                                                                                                 --------------
                DOMINICAN REPUBLIC -- 0.1%
     3,485,000  Dominican Republic International Bond (USD) (b).....................     4.50%       01/30/30         3,633,147
     1,680,000  Dominican Republic International Bond (USD) (l).....................     4.88%       09/23/32         1,768,217
                                                                                                                 --------------
                                                                                                                      5,401,364
                                                                                                                 --------------
                EGYPT -- 0.1%
       800,000  Egypt Government International Bond (USD) (l).......................     5.25%       10/06/25           844,080
     1,200,000  Egypt Government International Bond (USD) (b).......................     7.60%       03/01/29         1,320,180
                                                                                                                 --------------
                                                                                                                      2,164,260
                                                                                                                 --------------
                INDONESIA -- 0.1%
       957,000  Indonesia Government International Bond (USD).......................     2.85%       02/14/30         1,007,467
     2,600,000  Perusahaan Penerbit SBSN Indonesia III (USD) (b)....................     2.80%       06/23/30         2,705,534
                                                                                                                 --------------
                                                                                                                      3,713,001
                                                                                                                 --------------
                MEXICO -- 0.2%
     4,500,000  Mexico Government International Bond (USD)..........................     3.75%       01/11/28         4,979,452
     4,772,000  Mexico Government International Bond (USD)..........................     2.66%       05/24/31         4,736,544
     1,400,000  Mexico Government International Bond (USD)..........................     4.75%       04/27/32         1,625,498
       310,000  Mexico Government International Bond (USD)..........................     3.77%       05/24/61           296,213
                                                                                                                 --------------
                                                                                                                     11,637,707
                                                                                                                 --------------
                PANAMA -- 0.1%
     5,583,000  Panama Government International Bond (USD)..........................     3.16%       01/23/30         5,923,228
       500,000  Panama Government International Bond (USD)..........................     2.25%       09/29/32           488,465
                                                                                                                 --------------
                                                                                                                      6,411,693
                                                                                                                 --------------
                PARAGUAY -- 0.1%
     3,300,000  Paraguay Government International Bond (USD) (b)....................     4.95%       04/28/31         3,832,158
       647,000  Paraguay Government International Bond (USD) (b)....................     2.74%       01/29/33           644,574
                                                                                                                 --------------
                                                                                                                      4,476,732
                                                                                                                 --------------
                PERU -- 0.1%
     4,775,000  Peruvian Government International Bond (USD)........................     2.84%       06/20/30         4,946,423
                                                                                                                 --------------
                PHILIPPINES -- 0.0%
     1,570,000  Philippine Government International Bond (USD)......................     2.46%       05/05/30         1,659,264
       240,000  Philippine Government International Bond (USD)......................     1.65%       06/10/31           236,693
                                                                                                                 --------------
                                                                                                                      1,895,957
                                                                                                                 --------------
                QATAR -- 0.1%
     3,724,000  Qatar Government International Bond (USD) (l).......................     4.50%       04/23/28         4,403,630
     1,900,000  Qatar Government International Bond (USD) (l).......................     3.75%       04/16/30         2,168,751
       250,000  Qatar Government International Bond (USD) (l).......................     4.63%       06/02/46           317,500
                                                                                                                 --------------
                                                                                                                      6,889,881
                                                                                                                 --------------


Page 46                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                ROMANIA -- 0.1%
     3,000,000  Romanian Government International Bond (USD) (l)....................     3.00%       02/14/31    $    3,137,370
                                                                                                                 --------------
                SAUDI ARABIA -- 0.1%
       800,000  Saudi Government International Bond (USD) (l).......................     3.25%       10/26/26           870,404
     3,340,000  Saudi Government International Bond (USD) (l).......................     3.63%       03/04/28         3,709,063
       860,000  Saudi Government International Bond (USD) (b).......................     2.75%       02/03/32           895,032
                                                                                                                 --------------
                                                                                                                      5,474,499
                                                                                                                 --------------
                SOUTH AFRICA -- 0.1%
     6,024,000  Republic of South Africa Government International Bond (USD)........     4.85%       09/30/29         6,384,994
                                                                                                                 --------------
                TURKEY -- 0.0%
     1,200,000  Turkey Government International Bond (USD)..........................     3.25%       03/23/23         1,207,370
                                                                                                                 --------------
                UNITED ARAB EMIRATES -- 0.0%
     2,037,000  Abu Dhabi Government International Bond (USD) (l)...................     2.50%       09/30/29         2,158,540
                                                                                                                 --------------
                URUGUAY -- 0.1%
     3,260,000  Uruguay Government International Bond (USD).........................     4.38%       01/23/31         3,833,010
                                                                                                                 --------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES........................................................      84,981,008
                (Cost $85,065,742)                                                                               --------------

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MUNICIPAL BONDS -- 0.9%

                CALIFORNIA -- 0.3%
$    4,040,000  City of San Francisco CA Public Utilities Commission Water Rev..         2.83%       11/01/41         4,159,324
     2,585,000  Los Angeles CA Unif School District.................................     5.75%       07/01/34         3,488,793
     4,715,000  Regents of the Univ of CA Medical Center Pooled Rev.................     3.26%       05/15/60         5,052,411
                                                                                                                 --------------
                                                                                                                     12,700,528
                                                                                                                 --------------
                FLORIDA -- 0.0%
     2,000,000  Cnty of Miami-Dade FL Aviation Rev..................................     2.53%       10/01/30         2,078,672
                                                                                                                 --------------
                MASSACHUSETTS -- 0.0%
     1,845,000  Massachusetts Sch Bldg Auth.........................................     2.97%       10/15/32         1,999,099
                                                                                                                 --------------
                NEW JERSEY -- 0.1%
     2,000,000  NJ St Turnpike Auth Rev.............................................     1.86%       01/01/31         2,006,730
       500,000  NJ St Turnpike Auth Rev.............................................     3.73%       01/01/36           591,774
                                                                                                                 --------------
                                                                                                                      2,598,504
                                                                                                                 --------------
                NEW YORK -- 0.5%
     3,170,000  City of New York NY.................................................     3.62%       04/01/31         3,535,463
     3,620,000  City of New York NY.................................................     1.92%       08/01/31         3,638,902
     1,225,000  Metro Transprtn Auth................................................     5.18%       11/15/49         1,694,894
       400,000  New York City NY Transitional Fin Auth Rev Qualified Sch Constr,
                   Ser BD G-3.......................................................     5.27%       05/01/27           483,017
       970,000  New York City NY Transitional Fin Auth Rev, Ser A-3.................     3.96%       08/01/32         1,098,808
     6,940,000  New York City NY Transitional Fin Auth Rev, Ser B-3.................     1.85%       08/01/32         6,905,182
     5,140,000  New York State Urban Development Corp...............................     2.97%       03/15/34         5,513,501
     2,690,000  NY St Dorm Auth.....................................................     5.00%       03/15/24         2,982,690
     1,405,000  NY St Dorm Auth.....................................................     2.96%       02/15/32         1,531,937
                                                                                                                 --------------
                                                                                                                     27,384,394
                                                                                                                 --------------
                TOTAL MUNICIPAL BONDS..........................................................................      46,761,197
                (Cost $45,412,544)                                                                               --------------


                        See Notes to Financial Statements                Page 47


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. TREASURY BILLS -- 10.8%

$   36,725,000  U.S. Cash Management Bill...........................................      (q)        12/14/21    $   36,720,968
    43,090,000  U.S. Cash Management Bill...........................................      (q)        12/21/21        43,084,951
    80,785,000  U.S. Treasury Bill..................................................      (q)        10/05/21        80,782,116
    27,770,000  U.S. Treasury Bill..................................................      (q)        10/07/21        27,768,959
   238,750,000  U.S. Treasury Bill..................................................      (q)        12/09/21       238,722,095
    56,430,000  U.S. Treasury Bill..................................................      (q)        01/06/22        56,422,037
    13,970,000  U.S. Treasury Bill..................................................      (q)        01/13/22        13,967,920
    60,415,000  U.S. Treasury Bill..................................................      (q)        01/20/22        60,405,535
    15,695,000  U.S. Treasury Bill..................................................      (q)        02/10/22        15,691,998
                                                                                                                 --------------
                TOTAL U.S. TREASURY BILLS.......................................................................    573,566,579
                (Cost $573,568,022)                                                                              --------------

    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 2.6%

   138,848,485  JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class - 0.01% (r).....     138,848,485
                (Cost $138,848,485)                                                                              --------------

                TOTAL INVESTMENTS -- 123.0%....................................................................   6,516,091,175
                (Cost $6,458,981,728) (s)                                                                        --------------

                                                                         NOTIONAL      EXERCISE     EXPIRATION
                  DESCRIPTION                          COUNTERPARTY       AMOUNT         RATE          DATE          VALUE
----------------------------------------------------  --------------  --------------  -----------  ------------  --------------
PUT SWAPTIONS PURCHASED -- 0.0%

30 Year Interest Rate Swap, Pays 2.75% Semi-
   Annual, Receives 3 Mo. LIBOR Quarterly              Barclays PLC   $   19,380,000     2.75%       01/23/54           527,389
                (Cost $571,710)                                                                                  --------------

  NUMBER OF                                                              NOTIONAL      EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                           AMOUNT         PRICE         DATE          VALUE
--------------  ----------------------------------------------------  --------------  -----------  ------------  --------------
PURCHASED OPTIONS -- 0.0%

PUT OPTIONS PURCHASED -- 0.0%
         3,170  Eurodollar 2-Year Mid-Curve Options
                   Futures Put......................................  $  791,113,125    $99.13       12/10/21         1,525,562
                (Cost $1,391,414)                                                                                --------------

WRITTEN OPTIONS -- (0.0)%

PUT OPTIONS WRITTEN -- (0.0)%
        (6,340) Eurodollar 2-Year Mid-Curve Options
                   Futures Put......................................  (1,582,226,250)    98.75       12/10/21          (871,750)
                (Premiums received $894,422)                                                                     --------------
                NET OTHER ASSETS AND LIABILITIES -- (23.0)%..................................................    (1,219,604,904)
                                                                                                                 --------------
                NET ASSETS -- 100.0%.........................................................................    $5,297,667,472
                                                                                                                 ==============


Page 48                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

Futures Contracts at August 31, 2021 (See Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                                          NUMBER OF                                      (DEPRECIATION)/
        FUTURES CONTRACTS                POSITION         CONTRACTS     EXPIRATION DATE  NOTIONAL VALUE       VALUE
-----------------------------------  ----------------  ---------------  ---------------  --------------  ---------------
U.S. Treasury Ultra Bond Futures          Long               33            Dec-2021      $   6,510,281     $    15,378
U.S. 2-Year Treasury Notes                Short               4            Dec-2021           (881,312)           (586)
U.S. 10-Year Ultra Treasury Notes         Short              57            Dec-2021         (8,436,891)         (8,156)
                                                                                         -------------     -----------
                                                                                         $  (2,807,922)    $     6,636
                                                                                         =============     ===========


Interest Rate Swap Agreements at August 31, 2021 (see Note 2F - Swap Agreements
in the Notes to Financial Statements):


                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                         FLOATING        EXPIRATION        NOTIONAL                      (DEPRECIATION)/
           COUNTERPARTY                    RATE             DATE             VALUE         FIXED RATE         VALUE
-----------------------------------  ----------------  ---------------  ---------------  --------------  ---------------
Citibank, Global Markets, Inc.       3 month LIBOR(1)    07/24/2025     $   117,450,000    1.026%(1)       $  (173,804)
Citibank, Global Markets, Inc.       3 month LIBOR(1)    07/24/2025          86,880,000    1.034%(1)          (114,837)
Citibank, Global Markets, Inc        3 month LIBOR(1)    07/24/2025          58,725,000    1.073%(1)           (32,379)
Citibank, Global Markets, Inc        3 month LIBOR(2)    07/24/2053           9,810,000    1.773%(2)            35,356
Citibank, Global Markets, Inc        3 month LIBOR(2)    07/24/2053           7,260,000    1.785%(2)             4,352
Citibank, Global Markets, Inc        3 month LIBOR(2)    07/24/2053           4,905,000    1.807%(2)           (23,589)
                                                                        ---------------                    -----------
                                                                        $   285,030,000                    $  (304,901)
                                                                        ===============                    ===========


(1)   The Fund pays the floating rate and receives the fixed rate. The floating rate is not effective until 07/24/2023 and no interest is being accrued until that date.

(2)   The Fund pays the fixed rate and receives the floating rate. The floating rate is not effective until 07/24/2023 and no interest is being accrued until that date.

-----------------------------
(a)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2K - Mortgage Dollar Rolls in the Notes to Financial
      Statements).

(b)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's Advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2021, securities noted as such amounted to $800,582,232 or 15.1% of net assets.

(c)   Floating or variable rate security.

(d)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(e)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the
      Notes to Financial Statements).

(f)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(g)   When-issued security. The interest rate shown reflects the rate in effect at August 31, 2021. Interest will begin accruing on the security's first settlement date.

(h)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At August 31, 2021, securities noted as such are valued at
      $13,787,139 or 0.3% of net assets.

(i)   This security's value was determined using significant unobservable inputs
      (See Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(j)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

                        See Notes to Financial Statements                Page 49


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

(k)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(l)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(m)   This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(n)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset.

(o)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(p)   The issuer will pay interest on the loans in cash and in Payment-In-Kind
      ("PIK") interest. Interest paid in cash will accrue at the rate of 7.00%
      per annum ("Cash Interest Rate") and PIK interest will accrue on the loan at the rate of 8.25% per annum. For the fiscal year ended August 31, 2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $141,658 for Cineworld Group PLC.

(q)   Zero coupon security

(r)   Rate shown reflects yield as of August 31, 2021.

(s)   Aggregate cost for federal income tax purposes is $6,462,962,461. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $75,919,647 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $22,561,809. The net unrealized appreciation was $53,357,838. The unrealized amounts presented are inclusive of derivative contracts

LIBOR - London Interbank Offered Rate
SOFR  - Secured Overnight Finance Rate
TBA   - To-Be-Announced Security

Currency Abbreviations:
USD   - United States Dollar

Page 50                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2021           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
U.S. Government Bonds and Notes.......................  $  1,953,000,368   $           --    $  1,953,000,368   $             --
U.S. Government Agency Mortgage-Backed Securities.....     1,593,952,295               --       1,593,952,295                 --
Corporate Bonds and Notes*............................       951,737,956               --         951,737,956                 --
Asset-Backed Securities...............................       401,772,142               --         387,985,003         13,787,139
Mortgage-Backed Securities............................       401,483,888               --         401,483,888                 --
Foreign Corporate Bonds and Notes*....................       275,905,495               --         275,905,495                 --
Senior Floating-Rate Loan Interests*..................        94,081,762               --          94,081,762                 --
Foreign Sovereign Bonds and Notes **..................        84,981,008               --          84,981,008                 --
Municipal Bonds***....................................        46,761,197               --          46,761,197                 --
U.S. Treasury Bills...................................       573,566,579               --         573,566,579                 --
Money Market Funds....................................       138,848,485      138,848,485                  --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total Investments.....................................     6,516,091,175       138,848,485      6,363,455,551         13,787,139
Put Swaptions Purchased...............................           527,389                --            527,389                 --
Put Options Purchased.................................         1,525,562         1,525,562                 --                 --
Futures Contracts****.................................            15,378            15,378                 --                 --
Interest Rate Swap Agreements.........................            39,708                --             39,708                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total.................................................  $  6,518,199,212   $   140,389,425   $  6,364,022,648   $     13,787,139
                                                        ================   ===============   ================   ================

                                                       LIABILITIES TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2021           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
Put Options Written...................................  $       (871,750)  $      (871,750)  $             --   $             --
Futures Contracts****.................................            (8,742)           (8,742)                --                 --
Interest Rate Swap Agreements.........................          (344,609)               --           (344,609)                --
                                                        ----------------   ---------------   ----------------   ----------------
Total.................................................  $     (1,225,101)  $      (880,492)  $       (344,609)  $             --
                                                        ================   ===============   ================   ================


*    See Portfolio of Investments for industry breakout.
**   See Portfolio of Investments for country breakout.
***  See Portfolio of Investments for state breakout.
**** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

Level 3 Investments that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

                        See Notes to Financial Statements                Page 51


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES -- 18.4%

                321 Henderson Receivables LLC
$      291,103     Series 2013-2A, Class A (a)......................................     4.21%       03/15/62    $      334,882
                ABFC Trust
        91,121     Series 2007-NC1, Class A2, 1 Mo. LIBOR + 0.30% (a) (b)...........     0.38%       05/25/37            88,001
     1,110,831     Series 2007-WMC1, Class A1A, 1 Mo. LIBOR + 1.25% (b).............     1.33%       06/25/37           991,684
                ACE Securities Corp. Home Equity Loan Trust
     3,717,176     Series 2006-ASP6, Class A2C, 1 Mo. LIBOR + 0.16% (b).............     0.24%       12/25/36         1,782,133
       906,098     Series 2006-HE3, Class A2C, 1 Mo. LIBOR + 0.30% (b)..............     0.38%       06/25/36           804,027
     2,434,301     Series 2007-HE1, Class A1, 1 Mo. LIBOR + 0.30% (b)...............     0.38%       01/25/37         1,628,402
     3,291,375     Series 2007-WM2, Class A1, 1 Mo. LIBOR + 0.21% (b)...............     0.29%       02/25/37         1,910,836
                AGL CLO Ltd.
     1,200,000     Series 2021-12A, Class A1, 3 Mo. LIBOR + 1.16% (a) (b)...........     1.29%       07/20/34         1,201,465
                AIG CLO Ltd.
     1,600,000     Series 2018-1A, Class BR, 3 Mo. LIBOR + 1.70% (a) (b)............     1.83%       04/20/32         1,601,200
                Ameriquest Mortgage Securities, Inc., Asset Backed Pass-Through
                  Certificates
       670,015     Series 2002-AR1, Class M1, 1 Mo. LIBOR + 1.07% (b)...............     1.16%       09/25/32           693,448
                Argent Securities Trust
     1,376,674     Series 2006-W2, Class A2B, 1 Mo. LIBOR + 0.38% (b)...............     0.46%       03/25/36           939,055
                Argent Securities, Inc., Asset-Backed Pass-Through Certificates
       160,000     Series 2005-W3, Class M1, 1 Mo. LIBOR + 0.66% (b)................     0.74%       11/25/35           158,161
     2,200,000     Series 2005-W3, Class M2, 1 Mo. LIBOR + 0.69% (b)................     0.77%       11/25/35         2,107,225
                BCMSC Trust
     2,369,065     Series 2000-A, Class A5..........................................     8.32%       06/15/30           614,899
                BNC Mortgage Loan Trust
       855,261     Series 2006-2, Class A4, 1 Mo. LIBOR + 0.32% (b).................     0.40%       11/25/36           845,158
                Carrington Mortgage Loan Trust
        26,678     Series 2005-NC5, Class M1, 1 Mo. LIBOR + 0.72% (b)...............     0.80%       10/25/35            26,784
                C-BASS Trust
     2,916,670     Series 2007-CB1, Class AF2 (c)...................................     3.26%       01/25/37         1,319,637
     2,889,064     Series 2007-CB1, Class AF3 (c)...................................     3.26%       01/25/37         1,307,107
                Cedar Funding XIV CLO Ltd.
     1,850,000     Series 2021-14A, Class A, 3 Mo. LIBOR + 1.10% (a) (b)............     1.19%       07/15/33         1,851,891
                Citigroup Mortgage Loan Trust
     1,136,273     Series 2006-HE3, Class A2B, 1 Mo. LIBOR + 0.20% (b)..............     0.28%       12/25/36           915,021
                Citigroup Mortgage Loan Trust, Inc.
       425,000     Series 2007-WFH3, Class M1, 1 Mo. LIBOR + 0.26% (b)..............     0.34%       06/25/37           417,975
                Conseco Finance Corp.
         4,085     Series 1996-7, Class M1..........................................     7.70%       09/15/26             4,107
     1,260,041     Series 1999-3, Class A8..........................................     7.06%       02/01/31         1,225,242
                CoreVest American Finance Trust
       405,000     Series 2020-1, Class A2 (a)......................................     2.30%       03/15/50           414,882
     1,464,473     Series 2020-1, Class XA, IO (a) (d)..............................     2.84%       03/15/50           143,262
     1,326,972     Series 2020-3, Class XA, IO (a) (d)..............................     3.81%       08/15/53           171,412
     1,250,000     Series 2020-3, Class XB, IO (a) (d)..............................     2.75%       08/15/53           220,206
                Countrywide Asset-Backed Certificates
       157,943     Series 2006-6, Class 1A1, 1 Mo. LIBOR + 0.34% (b)................     0.42%       09/25/36           157,433
                Credit-Based Asset Servicing & Securitization LLC
       957,000     Series 2006-MH1, Class B1 (a) (c)................................     6.25%       10/25/36           989,176
                CWABS Asset-Backed Certificates Trust
     1,600,000     Series 2005-17, Class MV2, 1 Mo. LIBOR + 0.48% (b)...............     0.56%       05/25/36         1,567,242


Page 52                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Dryden CLO Ltd.
$      625,000     Series 2019-72A, Class BR, 3 Mo. LIBOR + 1.65% (a) (b)...........     1.77%       05/15/32    $      625,013
                Eaton Vance CLO Ltd.
     1,800,000     Series 2019-1A, Class AR, 3 Mo. LIBOR + 1.10% (a) (b)............     1.23%       04/15/31         1,801,681
     1,750,000     Series 2020-1A, Class AR (a) (b) (e).............................     0.00%       10/15/34         1,750,875
                ECMC Group Student Loan Trust
     1,801,575     Series 2017-2A, Class A, 1 Mo. LIBOR + 1.05% (a) (b).............     1.13%       05/25/67         1,840,366
                EquiFirst Mortgage Loan Trust
        52,888     Series 2005-1, Class M3, 1 Mo. LIBOR + 0.72% (b).................     0.80%       04/25/35            52,987
                First Franklin Mortgage Loan Trust
        76,663     Series 2006-FF11, Class 2A3, 1 Mo. LIBOR + 0.30% (b).............     0.38%       08/25/36            75,246
                Flatiron CLO Ltd.
     1,000,000     Series 2021-1A, Class B, 3 Mo. LIBOR + 1.60% (a) (b).............     1.75%       07/19/34           998,806
                Fremont Home Loan Trust
        60,856     Series 2005-D, Class 2A4, 1 Mo. LIBOR + 0.68% (b)................     0.76%       11/25/35            60,753
                GCI Funding I LLC
     1,597,465     Series 2021-1, Class A (a).......................................     2.38%       06/18/46         1,612,273
                Goldentree Loan Management US CLO Ltd.
     1,200,000     Series 2019-4A, Class AR, 3 Mo. LIBOR + 1.11% (a) (b)............     1.24%       04/24/31         1,200,300
                Golub Capital Partners CLO L.P.
     1,575,000     Series 2021-54A, Class A, 3 Mo. LIBOR + 1.53% (a) (b)............     1.65%       08/05/33         1,575,934
                GSAA Home Equity Trust
       513,072     Series 2007-8, Class A3, 1 Mo. LIBOR + 0.90% (b).................     0.98%       08/25/37           513,815
                GSAMP Trust
     1,168,900     Series 2006-HE4, Class A2D, 1 Mo. LIBOR + 0.52% (b)..............     0.60%       06/25/36         1,152,033
     1,280,775     Series 2007-FM2, Class A1, 1 Mo. LIBOR + 0.14% (b)...............     0.22%       01/25/37           938,734
                HPS Loan Management Ltd.
     1,225,000     Series 10A-16, Class A1RR, 3 Mo. LIBOR + 1.14% (a) (b)...........     1.27%       04/20/34         1,226,411
                Invitation Homes Trust
     1,147,889     Series 2018-SFR4, Class A, 1 Mo. LIBOR + 1.10% (a) (b)...........     1.19%       01/17/38         1,151,839
                JP Morgan Mortgage Acquisition Trust
       784,280     Series 2006-CH2, Class AF6, steps up to 6.04% after Redemption
                      Date (c)......................................................     5.54%       10/25/36           613,952
       653,264     Series 2006-WF1, Class A5........................................     6.91%       07/25/36           278,061
     1,093,425     Series 2007-CH2, Class AF6, steps up to 6.05% after Redemption
                      Date (c)......................................................     4.55%       01/25/37           783,378
                Lehman XS Trust
     1,656,229     Series 2006-15, Class A4, 1 Mo. LIBOR + 0.34% (b)................     0.42%       10/25/36         1,635,445
       986,279     Series 2007-11, Class A3, 1 Mo. LIBOR + 0.52% (b)................     0.60%       02/25/47           985,488
                Long Beach Mortgage Loan Trust
     2,426,187     Series 2006-8, Class 2A3, 1 Mo. LIBOR + 0.32% (b)................     0.40%       09/25/36           966,735
                Mastr Asset Backed Securities Trust
       136,467     Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (b)...............     0.24%       11/25/36           100,552
     1,792,731     Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.22% (b)...............     0.30%       08/25/36           930,803
                Merrill Lynch First Franklin Mortgage Loan Trust
     1,995,151     Series 2007-1, Class A1, 1 Mo. LIBOR + 0.14% (b).................     0.22%       04/25/37         1,223,301
     3,586,796     Series 2007-5, Class 1A, 1 Mo. LIBOR + 0.85% (b).................     0.93%       10/25/37         2,884,462
                Merrill Lynch Mortgage Investors Trust
     3,171,455     Series 2006-HE6, Class A2C, 1 Mo. LIBOR + 0.46% (b)..............     0.54%       11/25/37         1,576,505


                        See Notes to Financial Statements                Page 53


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Morgan Stanley ABS Capital I, Inc. Trust
$    2,044,675     Series 2006-HE8, Class A2B, 1 Mo. LIBOR + 0.10% (b)..............     0.18%       10/25/36    $    1,219,902
     1,979,633     Series 2006-HE8, Class A2C, 1 Mo. LIBOR + 0.14% (b)..............     0.22%       10/25/36         1,188,273
     1,376,021     Series 2007-HE4, Class A2B, 1 Mo. LIBOR + 0.18% (b)..............     0.26%       02/25/37           608,290
     2,113,591     Series 2007-NC3, Class A2D, 1 Mo. LIBOR + 0.26% (b)..............     0.34%       05/25/37         1,886,755
                Navient Student Loan Trust
        27,480     Series 2014-1, Class A3, 1 Mo. LIBOR + 0.51% (b).................     0.59%       06/25/31            26,890
       967,000     Series 2016-2A, Class A3, 1 Mo. LIBOR + 1.50% (a) (b)............     1.58%       06/25/65         1,004,939
     1,804,624     Series 2016-5A, Class A, 1 Mo. LIBOR + 1.25% (a) (b).............     1.33%       06/25/65         1,851,333
                Nelnet Student Loan Trust
     2,271,250     Series 2006-1, Class A6, 3 Mo. LIBOR + 0.45% (a) (b).............     0.58%       08/23/36         2,261,629
                Neuberger Berman Loan Advisers CLO Ltd.
     1,300,000     Series 2021-43A, Class A, 3 Mo. LIBOR + 1.13% (a) (b)............     1.24%       07/17/35         1,301,375
                NovaStar Mortgage Funding Trust
       842,616     Series 2007-2, Class A1A, 1 Mo. LIBOR + 0.20% (b)................     0.28%       09/25/37           829,254
                OCP CLO Ltd.
     1,500,000     Series 2021-21A, Class B, 3 Mo. LIBOR + 1.70% (a) (b)............     1.83%       07/20/34         1,502,137
                OHA Credit Funding Ltd.
     2,000,000     Series 2019-3A, Class AR, 3 Mo. LIBOR + 1.14% (a) (b)............     1.29%       07/02/35         2,002,500
                Progress Residential Trust
     1,766,000     Series 2018-SFR3, Class E (a)....................................     4.87%       10/17/35         1,770,951
     1,045,000     Series 2018-SFR3, Class G (a)....................................     5.62%       10/17/35         1,047,400
     1,100,000     Series 2019-SFR1, Class F (a)....................................     5.06%       08/17/35         1,124,474
     1,226,000     Series 2019-SFR2, Class E (a)....................................     4.14%       05/17/36         1,252,838
     1,200,000     Series 2019-SFR3, Class F (a)....................................     3.87%       09/17/36         1,229,907
                Residential Asset Mortgage Products, Inc.
        41,565     Series 2005-RZ3, Class M3, 1 Mo. LIBOR + 0.83% (b)...............     0.91%       09/25/35            41,586
     1,400,000     Series 2006-NC2, Class M1, 1 Mo. LIBOR + 0.54% (b)...............     0.62%       02/25/36         1,360,545
     2,150,000     Series 2006-RZ2, Class M1, 1 Mo. LIBOR + 0.50% (b)...............     0.58%       05/25/36         2,124,049
                Residential Asset Securities Corp.
        97,419     Series 2005-KS11, Class M2, 1 Mo. LIBOR + 0.63% (b)..............     0.71%       12/25/35            97,266
       118,292     Series 2006-KS3, Class M1, 1 Mo. LIBOR + 0.50% (b)...............     0.58%       04/25/36           118,410
                Sabey Data Center Issuer LLC
     1,210,000     Series 2020-1, Class A2 (a)......................................     3.81%       04/20/45         1,288,007
                Saxon Asset Securities Trust
     1,613,237     Series 2006-1, Class M1, 1 Mo. LIBOR + 0.47% (b).................     0.55%       03/25/36         1,607,780
                Securitized Asset Backed Receivables LLC Trust
     2,715,331     Series 2006-CB5, Class A3, 1 Mo. LIBOR + 0.28% (b)...............     0.36%       06/25/36         2,111,149
                Skyline Aircraft Finance LLC
       680,914     Series 2020-1, Class A (f) (g)...................................     3.23%       05/10/37           689,357
                SLC Student Loan Trust
     1,193,427     Series 2008-1, Class A4A, 3 Mo. LIBOR + 1.60% (b)................     1.72%       12/15/32         1,207,177
                SLM Student Loan Trust
         1,375     Series 2007-4, Class R (f).......................................     0.00%       01/25/42           706,475
       905,000     Series 2007-7, Class B, 3 Mo. LIBOR + 0.75% (b)..................     0.88%       10/27/70           826,294
       300,000     Series 2008-2, Class B, 3 Mo. LIBOR + 1.20% (b)..................     1.33%       01/25/83           270,405
       300,000     Series 2008-3, Class B, 3 Mo. LIBOR + 1.20% (b)..................     1.33%       04/26/83           281,725
       918,870     Series 2008-4, Class A4, 3 Mo. LIBOR + 1.65% (b).................     1.78%       07/25/22           928,478
     1,569,972     Series 2008-5, Class A4, 3 Mo. LIBOR + 1.70% (b).................     1.83%       07/25/23         1,586,213
       650,000     Series 2008-5, Class B, 3 Mo. LIBOR + 1.85% (b)..................     1.98%       07/25/73           643,754
       300,000     Series 2008-6, Class B, 3 Mo. LIBOR + 1.85% (b)..................     1.98%       07/26/83           301,254


Page 54                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                SLM Student Loan Trust (Continued)
$      220,000     Series 2008-8, Class B, 3 Mo. LIBOR + 2.25% (b)..................     2.38%       10/25/75    $      223,436
     1,274,899     Series 2008-9, Class A, 3 Mo. LIBOR + 1.50% (b)..................     1.63%       04/25/23         1,285,109
       800,000     Series 2008-9, Class B, 3 Mo. LIBOR + 2.25% (b)..................     2.38%       10/25/83           809,060
       100,000     Series 2012-7, Class B, 1 Mo. LIBOR + 1.80% (b)..................     1.88%       09/25/43           100,263
                Soundview Home Loan Trust
     2,389,453     Series 2007-OPT1, Class 2A3, 1 Mo. LIBOR + 0.21% (b).............     0.29%       06/25/37         1,955,227
       242,147     Series 2007-OPT2, Class 2A4, 1 Mo. LIBOR + 0.25% (b).............     0.33%       07/25/37           217,359
                Specialty Underwriting & Residential Finance Trust
     3,281,337     Series 2006-AB3, Class A2C, 1 Mo. LIBOR + 0.24% (b)..............     0.32%       09/25/37         2,739,492
                Stack Infrastructure Issuer LLC
       848,250     Series 2019-1A, Class A2 (a).....................................     4.54%       02/25/44           896,385
                Structured Asset Securities Corp Mortgage Loan Trust
     1,274,334     Series 2006-BC3, Class A3, 1 Mo. LIBOR + 0.32% (b)...............     0.40%       10/25/36         1,231,258
                Structured Receivables Finance LLC
       100,457     Series 2010-B, Class A (a).......................................     3.73%       08/15/36           104,790
                TAL Advantage VII LLC
     2,259,375     Series 2020-1A, Class A (a)......................................     2.05%       09/20/45         2,290,246
                Textainer Marine Containers VIII Ltd.
     1,828,385     Series 2020-2A, Class A (a)......................................     2.10%       09/20/45         1,860,903
                Tricon American Homes Trust
       823,000     Series 2017-SFR1, Class D (a)....................................     3.41%       09/17/34           823,427
     1,400,000     Series 2017-SFR2, Class E (a)....................................     4.22%       01/17/36         1,442,385
                Wachovia Student Loan Trust
     1,747,459     Series 2006-1, Class B, 3 Mo. LIBOR + 0.24% (a) (b)..............     0.37%       04/25/40         1,655,192
                WaMu Asset-Backed Certificates WaMu Trust
     1,726,151     Series 2007-HE2, Class 2A3, 1 Mo. LIBOR + 0.25% (b)..............     0.33%       04/25/37           864,574
                Washington Mutural Asset-Backed Certificates WMABS Trust
       500,815     Series 2006-HE5, Class 1A, 1 Mo. LIBOR + 0.16% (b)...............     0.24%       10/25/36           436,144
                                                                                                                 --------------
                TOTAL ASSET-BACKED SECURITIES...................................................................    112,221,722
                (Cost $112,582,761)                                                                              --------------

MORTGAGE-BACKED SECURITIES -- 18.3%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.5%
                Adjustable Rate Mortgage Trust
        99,841     Series 2005-8, Class 3A21 (d)....................................     2.59%       11/25/35            87,785
                Alternative Loan Trust
       855,425     Series 2005-13CB, Class A8.......................................     5.50%       05/25/35           861,145
       281,384     Series 2005-16, Class A3, 1 Mo. LIBOR + 0.50% (b)................     0.58%       06/25/35           264,047
       866,815     Series 2005-65CB, Class 2A4......................................     5.50%       12/25/35           794,479
        81,738     Series 2005-76, Class 1A1, 12 Mo. Treasury Average + 1.48% (b)...     1.58%       01/25/36            82,461
       318,244     Series 2006-33CB, Class 2A1......................................     6.00%       11/25/36           253,453
     1,037,145     Series 2007-15CB, Class A6.......................................     5.75%       07/25/37           847,276
       548,094     Series 2007-OA6, Class A1B, 1 Mo. LIBOR + 0.20% (b)..............     0.28%       06/25/37           530,418
                American Home Mortgage Assets Trust
     1,622,693     Series 2006-1, Class 1A1, 1 Mo. LIBOR + 0.42% (b)................     0.50%       05/25/46         1,543,041
     1,546,892     Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70% (b).         0.80%       02/25/47           880,957
                American Home Mortgage Investment Trust
       647,556     Series 2005-4, Class 1A1, 1 Mo. LIBOR + 0.58% (b)................     0.66%       11/25/45           633,493
                Banc of America Funding Trust
       829,190     Series 2007-1, Class TA3A, 1 Mo. LIBOR + 0.32% (b)...............     0.40%       01/25/37           757,790


                        See Notes to Financial Statements                Page 55


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                BCAP LLC Trust
$      487,595     Series 2007-AA3, Class 1A1A, 1 Mo. LIBOR + 0.42% (b).............     0.50%       04/25/37    $      470,131
       765,051     Series 2015-RR2, Class 25A3 (a) (d)..............................     0.51%       10/28/36           760,634
                Bear Stearns ALT-A Trust
     1,107,768     Series 2004-8, Class M1, 1 Mo. LIBOR + 0.92% (b).................     1.00%       09/25/34         1,117,498
     2,028,881     Series 2006-1, Class 21A2 (d)....................................     3.06%       02/25/36         1,708,836
                Bear Stearns Mortgage Funding Trust
       670,574     Series 2006-AR1, Class 1A1, 1 Mo. LIBOR + 0.21% (b)..............     0.29%       07/25/36           648,998
       596,764     Series 2006-AR3, Class 1A1, 1 Mo. LIBOR + 0.18% (b)..............     0.26%       10/25/36           571,728
       217,245     Series 2007-AR1, Class 1A1, 1 Mo. LIBOR + 0.16% (b)..............     0.24%       01/25/37           207,862
       199,037     Series 2007-AR3, Class 1A1, 1 Mo. LIBOR + 0.14% (b)..............     0.22%       03/25/37           190,634
                CIM Trust
       195,029     Series 2018-R6, Class A1, 1 Mo. LIBOR + 1.08% (a) (b)............     1.17%       09/25/58           193,813
       835,351     Series 2020-R7, Class A1A (a) (h)................................     2.25%       12/27/61           840,064
     1,614,287     Series 2021-R3, Class A1A (a)....................................     1.95%       06/25/57         1,623,370
                Citigroup Mortgage Loan Trust
       610,558     Series 2005-8, Class 2A4A........................................     5.50%       09/25/35           607,612
     1,312,651     Series 2009-10, Class 2A2 (a)....................................     7.00%       12/25/35         1,229,527
                Credit Suisse Mortgage Trust
        24,775     Series 2010-7R, Class 1A12 (a)...................................     4.00%       01/26/37            24,814
        61,507     Series 2014-2R, Class 28A1 (a) (d)...............................     3.00%       06/27/37            62,118
       906,261     Series 2014-8R, Class 3A2 (a) (d)................................     3.84%       02/27/36           778,927
     1,632,800     Series 2014-11R, Class 17A2, 1 Mo. LIBOR + 0.15% (a) (b).........     0.24%       12/27/36         1,501,053
     1,790,549     Series 2021-RPL4, Class A1 (a)...................................     1.80%       12/27/60         1,801,014
                Deutsche Alt-A Securities Mortgage Loan Trust
     1,588,063     Series 2007-AR3, Class 2A5, 1 Mo. LIBOR + 0.40% (b)..............     0.48%       06/25/37         1,531,410
                DSLA Mortgage Loan Trust
        64,593     Series 2004-AR4, Class 2A1A, 1 Mo. LIBOR + 0.72% (b).............     0.81%       01/19/45            58,664
                First Horizon Alternative Mortgage Securities Trust
        46,222     Series 2004-AA4, Class A1 (d)....................................     2.38%       10/25/34            47,919
     2,185,793     Series 2005-AA4, Class 2A1 (d)...................................     2.35%       06/25/35         2,136,343
     1,181,579     Series 2007-FA1, Class A4........................................     6.25%       03/25/37           768,720
                GreenPoint Mortgage Funding Trust
        70,644     Series 2006-AR1, Class A1A, 1 Mo. LIBOR + 0.58% (b)..............     0.66%       02/25/36            70,441
       415,527     Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.20% (b).............     0.28%       03/25/47           422,939
       677,539     Series 2007-AR2, Class 2A1, 1 Mo. LIBOR + 0.40% (b)..............     0.48%       05/25/37           678,239
                GreenPoint MTA Trust
       396,091     Series 2005-AR3, Class 1A1, 1 Mo. LIBOR + 0.48% (b)..............     0.56%       08/25/45           383,320
                HarborView Mortgage Loan Trust
       196,119     Series 2005-9, Class 2A1A, 1 Mo. LIBOR + 0.68% (b)...............     0.77%       06/20/35           193,202
       540,416     Series 2005-9, Class 2A1C, 1 Mo. LIBOR + 0.90% (b)...............     0.99%       06/20/35           536,985
       838,375     Series 2007-7, Class 1A1, 1 Mo. LIBOR + 1.00% (b)................     1.08%       10/25/37           815,119
                HomeBanc Mortgage Trust
       131,179     Series 2005-4, Class A1, 1 Mo. LIBOR + 0.54% (b).................     0.62%       10/25/35           131,445
                Impac CMB Trust
        62,845     Series 2005-1, Class 1A1, 1 Mo. LIBOR + 0.52% (b)................     0.60%       04/25/35            63,614
                IndyMac INDX Mortgage Loan Trust
     1,788,765     Series 2005-16IP, Class A1, 1 Mo. LIBOR + 0.64% (b)..............     0.72%       07/25/45         1,595,724
     3,169,101     Series 2006-AR2, Class 1A1B, 1 Mo. LIBOR + 0.42% (b).............     0.50%       04/25/46         3,036,423
       587,769     Series 2006-AR4, Class A1A, 1 Mo. LIBOR + 0.42% (b)..............     0.50%       05/25/46           575,812


Page 56                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                IndyMac INDX Mortgage Loan Trust (Continued)
$      247,167     Series 2006-AR21, Class A1, 1 Mo. LIBOR + 0.24% (b)..............     0.32%       08/25/36    $      243,796
       174,244     Series 2007-FLX2, Class A1C, 1 Mo. LIBOR + 0.19% (b).............     0.27%       04/25/37           166,753
                JP Morgan Alternative Loan Trust
       685,986     Series 2006-S1, Class 3A4........................................     6.18%       03/25/36           689,909
        70,430     Series 2007-S1, Class A2, 1 Mo. LIBOR + 0.68% (b)................     0.76%       04/25/47            69,333
                Legacy Mortgage Asset Trust
       909,849     Series 2020-GS2, Class A1, steps up to 5.75% on
                      03/26/23 (a) (c)..............................................     2.75%       03/25/60           916,951
                Lehman Mortgage Trust
       894,076     Series 2006-1, Class 1A5.........................................     5.50%       02/25/36           683,907
                Lehman XS Trust
       222,791     Series 2005-5N, Class 3A1A, 1 Mo. LIBOR + 0.30% (b)..............     0.38%       11/25/35           221,592
       825,491     Series 2006-2N, Class 2A1, 12 Mo. Treasury Average +
                      2.02% (b).....................................................     2.12%       02/25/36           842,586
       704,434     Series 2007-12N, Class 1A3A, 1 Mo. LIBOR + 0.20% (b).............     0.28%       07/25/47           708,614
     1,768,852     Series 2007-16N, Class 1A1, 1 Mo. LIBOR + 0.47% (b)..............     0.55%       09/25/47         1,771,451
                MASTR Adjustable Rate Mortgages Trust
       721,505     Series 2004-14, Class B1, 1 Mo. LIBOR + 2.15% (b)................     2.23%       01/25/35           765,794
       414,309     Series 2007-2, Class A1, 1 Mo. LIBOR + 0.30% (b).................     0.38%       03/25/47           405,460
     4,700,000     Series 2007-HF2, Class A2, 1 Mo. LIBOR + 1.10% (b)...............     1.18%       09/25/37         2,281,763
                Merrill Lynch Mortgage Investors Trust
       150,616     Series 2003-D, Class A, 1 Mo. LIBOR + 0.62% (b)..................     0.70%       08/25/28           150,900
       227,713     Series 2004-E, Class A2B, 6 Mo. LIBOR + 0.72% (b)................     0.93%       11/25/29           234,122
                Morgan Stanley Resecuritization Trust
        75,060     Series 2014-R8, Class 3B1, 12 Mo. Treasury Average +
                      0.75% (a) (b).................................................     0.86%       06/26/47            75,005
                Nomura Resecuritization Trust
     2,383,526     Series 2014-1R, Class 1A13, 1 Mo. LIBOR + 0.32% (a) (b)..........     0.41%       10/26/36         2,295,267
                Opteum Mortgage Acceptance Corp Trust
     2,779,376     Series 2006-1, Class 1AC1, 1 Mo. LIBOR + 0.60% (b)...............     0.68%       04/25/36         2,705,434
                RALI Trust
     1,801,217     Series 2005-QO1, Class A1, 1 Mo. LIBOR + 0.30% (b)...............     0.38%       08/25/35         1,544,956
     3,079,471     Series 2006-QO10, Class A1, 1 Mo. LIBOR + 0.32% (b)..............     0.40%       01/25/37         2,959,245
       574,736     Series 2006-QS6, Class 1A15......................................     6.00%       06/25/36           554,390
     1,205,453     Series 2007-QH4, Class A1, 1 Mo. LIBOR + 0.19% (b)...............     0.27%       05/25/37         1,162,176
     1,117,799     Series 2007-QH9, Class A1 (d)....................................     1.36%       11/25/37         1,071,752
                Structured Adjustable Rate Mortgage Loan Trust
        42,836     Series 2005-12, Class 3A1 (d)....................................     2.52%       06/25/35            41,249
       441,897     Series 2006-11, Class 1A1, 1 Mo. LIBOR + 0.32% (b)...............     0.40%       12/25/36           436,594
       695,567     Series 2007-4, Class 1A1, 1 Mo. LIBOR + 0.48% (b)................     0.56%       05/25/37           715,070
       667,498     Series 2007-4, Class 1A2, 1 Mo. LIBOR + 0.44% (b)................     0.52%       05/25/37           652,809
                Structured Asset Mortgage Investments II Trust
       329,311     Series 2005-AR2, Class 2A1, 1 Mo. LIBOR + 0.46% (b)..............     0.54%       05/25/45           329,959
       514,402     Series 2006-AR1, Class 3A1, 1 Mo. LIBOR + 0.46% (b)..............     0.54%       02/25/36           495,715
       398,863     Series 2006-AR3, Class 12A1, 1 Mo. LIBOR + 0.44% (b).............     0.52%       05/25/36           390,599
       451,820     Series 2006-AR4, Class 3A1, 1 Mo. LIBOR + 0.38% (b)..............     0.46%       06/25/36           427,521
        65,684     Series 2006-AR5, Class 1A1, 1 Mo. LIBOR + 0.42% (b)..............     0.50%       05/25/36            57,795
     1,958,548     Series 2006-AR6, Class 2A1, 1 Mo. LIBOR + 0.38% (b)..............     0.46%       07/25/46         1,713,263
     1,077,242     Series 2006-AR8, Class A1A, 1 Mo. LIBOR + 0.40% (b)..............     0.48%       10/25/36         1,046,631
       468,177     Series 2007-AR1, Class 1A1, 1 Mo. LIBOR + 0.16% (b)..............     0.24%       01/25/37           454,355


                        See Notes to Financial Statements                Page 57


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                Structured Asset Mortgage Investments II Trust (Continued)
$      182,170     Series 2007-AR1, Class 2A1, 1 Mo. LIBOR + 0.18% (b)..............     0.26%       01/25/37    $      175,415
       730,352     Series 2007-AR6, Class A1, 12 Mo. Treasury Average +
                      1.50% (b).....................................................     1.60%       08/25/47           717,752
                Structured Asset Mortgage Investments Trust
       148,514     Series 2003-AR3, Class A1, 1 Mo. LIBOR + 0.68% (b)...............     0.77%       11/19/33           149,081
                TBW Mortgage-Backed Trust
       416,294     Series 2006-4, Class A4..........................................     6.66%       09/25/36           412,259
                WaMu Mortgage Pass-Through Certificates Trust
       146,021     Series 2004-AR12, Class A2A, 1 Mo. LIBOR + 0.78% (b).............     0.86%       10/25/44           144,269
       344,713     Series 2006-AR3, Class A1A, 12 Mo. Treasury Average +
                      1.00% (b).....................................................     1.10%       02/25/46           348,194
        54,134     Series 2006-AR11, Class 1A, 12 Mo. Treasury Average +
                      0.96% (b).....................................................     1.06%       09/25/46            51,164
       915,164     Series 2007-OA5, Class 1A, 12 Mo. Treasury Average +
                      0.75% (b).....................................................     0.85%       06/25/47           884,322
                Washington Mutual Mortgage Pass-Through Certificates WMALT
                  Trust
     2,475,494     Series 2006-AR6, Class 2A, 12 Mo. Treasury Average +
                      0.96% (b).....................................................     1.06%       08/25/46         1,655,827
       762,049     Series 2007-OC1, Class A4, 1 Mo. LIBOR + 0.32% (b)...............     0.40%       01/25/47           784,077
                Wells Fargo Mortgage Backed Securities Trust
       289,372     Series 2007-AR5, Class A1 (d)....................................     3.04%       10/25/37           286,128
                                                                                                                 --------------
                                                                                                                     69,812,501
                                                                                                                 --------------
                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS -- 6.8%
                AREIT Trust
       680,000     Series 2020-CRE4, Class B, SOFR + 4.26% (a) (b)..................     4.31%       04/15/37           691,084
                Banc of America Commercial Mortgage Trust
    15,307,770     Series 2015-UBS7, Class XA, IO (d)...............................     0.94%       09/15/48           415,098
                Bayview Commercial Asset Trust
       839,422     Series 2005-4A, Class A1, 1 Mo. LIBOR + 0.45% (a) (b)............     0.53%       01/25/36           808,439
                BBCMS Mortgage Trust
     1,640,000     Series 2020-BID, Class A, 1 Mo. LIBOR + 2.14% (a) (b)............     2.24%       10/15/37         1,654,552
                BDS Ltd.
     1,125,000     Series 2020-FL6, Class D, SOFR + 2.86% (a) (b)...................     2.91%       09/15/35         1,145,134
                Benchmark Mortgage Trust
     1,182,454     Series 2018-B6, Class A2.........................................     4.20%       10/10/51         1,246,034
                BF Mortgage Trust
     1,300,000     Series 2019-NYT, Class D, 1 Mo. LIBOR + 2.00% (a) (b)............     2.10%       12/15/35         1,298,656
                BFLD Trust
       782,000     Series 2021-FPM, Class A, 1 Mo. LIBOR + 1.60% (a) (b)............     1.70%       06/15/38           785,047
                BXMT Ltd.
     1,175,000     Series 2020-FL3, Class A, SOFR + 1.51% (a) (b)...................     1.56%       03/15/37         1,178,120
                CAMB Commercial Mortgage Trust
     1,000,000     Series 2019-LIFE, Class F, 1 Mo. LIBOR + 2.55% (a) (b)...........     2.65%       12/15/37         1,005,138
                Citigroup Commercial Mortgage Trust
       976,637     Series 2020-WSS, Class B, 1 Mo. LIBOR + 2.00% (a) (b)............     2.10%       02/15/39           992,269
                COMM Mortgage Trust
     1,054,000     Series 2012-CR4, Class AM........................................     3.25%       10/15/45         1,062,465
     1,524,094     Series 2012-CR4, Class XA, IO (d)................................     1.84%       10/15/45            21,779
     1,421,511     Series 2014-CR14, Class A2.......................................     3.15%       02/10/47         1,439,785


Page 58                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
                COMM Mortgage Trust (Continued)
$    4,601,344     Series 2020-CBM, Class XCP, IO (a) (d)...........................     0.72%       02/10/37    $       90,578
    21,254,000     Series 2020-SBX, Class X, IO (a) (d).............................     0.66%       01/10/38           507,014
                Credit Suisse Mortgage Trust
     1,700,000     Series 2019-UVIL, Class D (a) (d)................................     3.39%       12/15/41         1,623,065
     1,180,000     Series 2020-TMIC, Class A, 1 Mo. LIBOR + 3.00%, 3.25%
                      Floor (a) (b).................................................     3.25%       12/15/35         1,200,609
    25,699,000     Series 2021-980M, Class X, IO (a) (d) (f)........................     1.11%       07/15/31         1,176,038
                DBWF Mortgage Trust
       600,000     Series 2016-85T, Class A (a).....................................     3.79%       12/10/36           670,441
                DROP Mortgage Trust
     1,000,000     Series 2021-FILE, Class B, 1 Mo. LIBOR + 1.70% (a) (b)...........     1.80%       04/15/26         1,005,030
                GPMT Ltd.
     1,815,000     Series 2021-FL3, Class A, 1 Mo. LIBOR + 1.25% (a) (b)............     1.34%       07/16/35         1,818,194
                GS Mortgage Securities Corp Trust
     2,600,000     Series 2020-UPTN, Class XA, IO (a) (d)...........................     0.45%       02/10/37            31,655
                GS Mortgage Securities Trust
     1,004,580     Series 2014-GC18, Class A3.......................................     3.80%       01/10/47         1,045,490
                Hilton USA Trust
     1,630,000     Series 2016-SFP, Class C (a).....................................     4.12%       11/05/35         1,645,358
                JP Morgan Chase Commercial Mortgage Securities Trust
     1,321,000     Series 2021-1440, Class B, 1 Mo. LIBOR + 1.75% (a) (b)...........     1.85%       03/15/36         1,323,651
       700,000     Series 2021-1440, Class C, 1 Mo. LIBOR + 2.30% (a) (b)...........     2.40%       03/15/36           701,722
                Life Mortgage Trust
     1,130,000     Series 2021-BMR, Class G, 1 Mo. LIBOR + 2.95% (a) (b)............     3.05%       03/15/38         1,134,202
                Merit Hill Commercial Mortgage Pass-Through Certificates
       900,000     Series 2020-HILL, Class F, 1 Mo. LIBOR + 4.10% (a) (b)...........     4.20%       08/15/37           909,395
                Morgan Stanley Capital I Trust
     1,603,000     Series 2016-UB12, Class A3.......................................     3.34%       12/15/49         1,720,503
    28,903,282     Series 2018-H4, Class XA, IO (d).................................     1.03%       12/15/51         1,494,690
     1,050,000     Series 2018-MP, Class A (a) (d)..................................     4.42%       07/11/40         1,193,895
                MSCG Trust
       945,000     Series 2015-ALDR, Class A2 (a) (d)...............................     3.58%       06/07/35           980,241
     1,645,000     Series 2018-SELF, Class E, 1 Mo. LIBOR + 2.15% (a) (b)...........     2.25%       10/15/37         1,650,622
                MSDB Trust
       500,000     Series 2017-712F, Class A (a) (d)................................     3.43%       07/11/39           539,175
                Natixis Commercial Mortgage Securities Trust
     1,100,000     Series 2018-850T, Class A, 1 Mo. LIBOR + 0.78% (a) (b)...........     0.88%       07/15/33         1,096,123
                One Market Plaza Trust
       476,000     Series 2017-1MKT, Class A (a)....................................     3.61%       02/10/32           484,467
                RBS Commercial Funding, Inc. Trust
     1,285,000     Series 2013-GSP, Class A (a) (d).................................     3.96%       01/15/32         1,360,086
                SFAVE Commercial Mortgage Securities Trust
       545,000     Series 2015-5AVE, Class C (a) (d)................................     4.53%       01/05/43           505,900
                VMC Finance LLC
       779,000     Series 2021-FL4, Class B, 1 Mo. LIBOR + 1.80% (a) (b)............     1.89%       06/16/36           781,394
                Wells Fargo Commercial Mortgage Trust
    10,467,000     Series 2021-SAVE, Class XCP, IO (a) (d)..........................    10.12%       02/15/40           838,320
                                                                                                                 --------------
                                                                                                                     41,271,458
                                                                                                                 --------------
                TOTAL MORTGAGE-BACKED SECURITIES...............................................................     111,083,959
                (Cost $110,612,526)                                                                              --------------


                        See Notes to Financial Statements                Page 59


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES -- 18.2%

                ADVERTISING -- 0.1%
$      675,000  National CineMedia LLC (a)..........................................     5.88%       04/15/28    $      596,960
                                                                                                                 --------------
                AEROSPACE/DEFENSE -- 0.1%
       635,000  Boeing (The) Co.....................................................     1.43%       02/04/24           636,518
                                                                                                                 --------------
                AGRICULTURE -- 0.4%
        30,000  BAT Capital Corp....................................................     2.73%       03/25/31            29,935
     1,250,000  BAT Capital Corp....................................................     4.54%       08/15/47         1,339,458
       645,000  Reynolds American, Inc..............................................     5.85%       08/15/45           798,346
                                                                                                                 --------------
                                                                                                                      2,167,739
                                                                                                                 --------------
                AIRLINES -- 0.3%
       325,476  American Airlines Pass-Through Trust, Series 2014-1, Class A........     3.70%       10/01/26           331,092
       179,442  Continental Airlines Pass-Through Trust, Series 2007-1, Class A.....     5.98%       04/19/22           182,286
       580,369  JetBlue Pass-Through Trust, Series 2020-1, Class A..................     4.00%       11/15/32           638,266
       489,719  United Airlines Pass-Through Trust, Series 2013-1, Class A..........     4.30%       08/15/25           529,816
       121,638  US Airways Pass-Through Trust, Series 2012-1, Class A...............     5.90%       10/01/24           127,923
                                                                                                                 --------------
                                                                                                                      1,809,383
                                                                                                                 --------------
                AUTO MANUFACTURERS -- 0.6%
       310,000  Daimler Finance North America LLC (a)...............................     2.20%       10/30/21           311,016
       520,000  Daimler Finance North America LLC, 3 Mo. LIBOR +
                   0.90% (a) (b)....................................................     1.02%       02/15/22           522,132
       300,000  Ford Motor Credit Co. LLC, 3 Mo. LIBOR + 0.88% (b)..................     1.00%       10/12/21           300,011
        96,000  Ford Motor Credit Co. LLC...........................................     3.22%       01/09/22            96,720
       500,000  Ford Motor Credit Co. LLC, 3 Mo. LIBOR + 1.27% (b)..................     1.42%       03/28/22           500,208
     1,554,000  Ford Motor Credit Co. LLC...........................................     3.34%       03/28/22         1,572,073
       115,000  General Motors Financial Co., Inc...................................     4.38%       09/25/21           115,296
        80,000  General Motors Financial Co., Inc...................................     3.45%       04/10/22            81,077
                                                                                                                 --------------
                                                                                                                      3,498,533
                                                                                                                 --------------
                BANKS -- 2.7%
       750,000  Bank of America Corp. (i)...........................................     1.73%       07/22/27           760,268
     2,305,000  Bank of America Corp., Series N (i).................................     1.66%       03/11/27         2,331,499
       390,000  Bank of America Corp., Medium-Term Note (i).........................     3.82%       01/20/28           434,882
       815,000  Bank of America Corp., Medium-Term Note (i).........................     2.09%       06/14/29           827,404
       465,000  Bank of America Corp., Medium-Term Note (i).........................     3.97%       02/07/30           528,765
       165,000  Bank of America Corp., Medium-Term Note (i).........................     2.88%       10/22/30           174,901
       100,000  Citigroup, Inc. (i).................................................     2.88%       07/24/23           102,194
       500,000  Citigroup, Inc. (i).................................................     3.35%       04/24/25           533,093
       225,000  Citigroup, Inc. (i).................................................     4.08%       04/23/29           255,399
       135,000  Comerica, Inc. (i)..................................................     5.63%         (j)              149,512
     1,495,000  Goldman Sachs Group (The), Inc. (i).................................     1.43%       03/09/27         1,501,532
       615,000  Goldman Sachs Group (The), Inc. (i).................................     1.54%       09/10/27           618,291
       955,000  JPMorgan Chase & Co. (i)............................................     0.97%       06/23/25           958,096
       705,000  JPMorgan Chase & Co. (i)............................................     0.77%       08/09/25           703,511
       355,000  JPMorgan Chase & Co. (i)............................................     2.01%       03/13/26           366,248
       130,000  JPMorgan Chase & Co. (i)............................................     2.08%       04/22/26           134,309
     1,150,000  JPMorgan Chase & Co. (i)............................................     1.58%       04/22/27         1,161,456
       200,000  JPMorgan Chase & Co. (i)............................................     4.01%       04/23/29           227,177
       540,000  Morgan Stanley ABS Capital I, Inc. Trust (i)........................     1.59%       05/04/27           545,408
       510,000  Morgan Stanley, Global Medium-Term Note.............................     3.70%       10/23/24           555,743
     1,605,000  Morgan Stanley, Global Medium-Term Note (i).........................     1.51%       07/20/27         1,612,363
       140,000  Wells Fargo & Co., Medium-Term Note (i).............................     2.16%       02/11/26           145,377


Page 60                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                BANKS (CONTINUED)
$      510,000  Wells Fargo & Co., Medium-Term Note (i).............................     3.58%       05/22/28    $      566,313
       360,000  Wells Fargo & Co., Medium-Term Note (i).............................     2.39%       06/02/28           375,696
       250,000  Wells Fargo & Co., Medium-Term Note.................................     4.15%       01/24/29           287,935
       305,000  Wells Fargo & Co., Medium-Term Note (i).............................     2.88%       10/30/30           324,607
                                                                                                                 --------------
                                                                                                                     16,181,979
                                                                                                                 --------------
                BEVERAGES -- 0.4%
       235,000  Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide,
                   Inc..............................................................     4.90%       02/01/46           300,069
       215,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.60%       04/15/48           265,266
       500,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.50%       06/01/50           620,924
       390,000  Constellation Brands, Inc...........................................     4.25%       05/01/23           413,424
       720,000  Primo Water Holdings, Inc. (a)......................................     4.38%       04/30/29           727,747
                                                                                                                 --------------
                                                                                                                      2,327,430
                                                                                                                 --------------
                BIOTECHNOLOGY -- 0.5%
       650,000  Gilead Sciences, Inc., 3 Mo. LIBOR + 0.52% (b)......................     0.67%       09/29/23           650,230
     1,080,000  HCRX Investments Holdco L.P. (a)....................................     4.50%       08/01/29         1,095,484
     1,000,000  Illumina, Inc.......................................................     2.55%       03/23/31         1,026,693
                                                                                                                 --------------
                                                                                                                      2,772,407
                                                                                                                 --------------
                CHEMICALS -- 0.1%
       475,000  International Flavors & Fragrances, Inc. (a)........................     1.23%       10/01/25           473,871
                                                                                                                 --------------
                COMMERCIAL SERVICES -- 0.1%
       336,000  Adtalem Global Education, Inc. (a)..................................     5.50%       03/01/28           344,407
       375,000  Carriage Services, Inc. (a).........................................     4.25%       05/15/29           376,054
        61,000  Service Corp. International.........................................     4.63%       12/15/27            64,565
                                                                                                                 --------------
                                                                                                                        785,026
                                                                                                                 --------------
                COMPUTERS -- 0.1%
       465,000  NCR Corp. (a).......................................................     5.13%       04/15/29           482,711
                                                                                                                 --------------
                DIVERSIFIED FINANCIAL SERVICES -- 0.1%
       570,000  Air Lease Corp......................................................     3.88%       07/03/23           602,113
                                                                                                                 --------------
                ELECTRIC -- 0.7%
        75,000  Alliant Energy Finance LLC (a)......................................     3.75%       06/15/23            79,093
       365,000  Appalachian Power Co., Series X.....................................     3.30%       06/01/27           397,819
       100,000  Evergy Metro, Inc...................................................     4.20%       06/15/47           123,000
     1,254,000  FirstEnergy Corp., Series C.........................................     3.40%       03/01/50         1,251,241
       100,000  Metropolitan Edison Co. (a).........................................     3.50%       03/15/23           103,646
       550,000  NextEra Energy Capital Holdings, Inc., 3 Mo. LIBOR + 0.27% (b)......     0.40%       02/22/23           550,062
       345,000  NextEra Energy Capital Holdings, Inc................................     0.65%       03/01/23           346,437
       500,000  Pennsylvania Electric Co. (a).......................................     4.15%       04/15/25           537,968
       100,000  Puget Sound Energy, Inc.............................................     4.22%       06/15/48           123,912
       450,000  Southwestern Electric Power Co., Series M...........................     4.10%       09/15/28           513,764
                                                                                                                 --------------
                                                                                                                      4,026,942
                                                                                                                 --------------
                ENGINEERING & CONSTRUCTION -- 0.1%
       563,000  Artera Services LLC (a).............................................     9.03%       12/04/25           615,781
                                                                                                                 --------------
                ENTERTAINMENT -- 0.3%
       189,000  Caesars Entertainment, Inc. (a).....................................     6.25%       07/01/25           200,000
       515,000  Churchill Downs, Inc. (a)...........................................     5.50%       04/01/27           535,600
       600,000  Cinemark USA, Inc. (a)..............................................     5.25%       07/15/28           570,801
       117,000  Live Nation Entertainment, Inc. (a).................................     4.75%       10/15/27           119,018


                        See Notes to Financial Statements                Page 61


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                ENTERTAINMENT (CONTINUED)
$      341,000  Live Nation Entertainment, Inc. (a).................................     3.75%       01/15/28    $      341,518
                                                                                                                 --------------
                                                                                                                      1,766,937
                                                                                                                 --------------
                ENVIRONMENTAL CONTROL -- 0.1%
       200,000  Clean Harbors, Inc. (a).............................................     4.88%       07/15/27           209,646
       370,000  Waste Pro USA, Inc. (a).............................................     5.50%       02/15/26           377,552
                                                                                                                 --------------
                                                                                                                        587,198
                                                                                                                 --------------
                FOOD -- 0.7%
       240,000  Kraft Heinz Foods Co................................................     4.38%       06/01/46           278,486
       765,000  Kraft Heinz Foods Co................................................     4.88%       10/01/49           951,928
       140,000  Kroger (The) Co.....................................................     4.45%       02/01/47           170,715
        20,000  Pilgrim's Pride Corp. (a)...........................................     5.88%       09/30/27            21,370
       286,000  Pilgrim's Pride Corp. (a)...........................................     4.25%       04/15/31           308,333
     1,200,000  Pilgrim's Pride Corp. (a) (e).......................................     3.50%       03/01/32         1,227,234
       615,000  Post Holdings, Inc. (a).............................................     4.63%       04/15/30           628,725
       400,000  Post Holdings, Inc. (a).............................................     4.50%       09/15/31           404,000
       387,000  Smithfield Foods, Inc. (a)..........................................     5.20%       04/01/29           452,126
                                                                                                                 --------------
                                                                                                                      4,442,917
                                                                                                                 --------------
                FOREST PRODUCTS & PAPER -- 0.1%
       600,000  Clearwater Paper Corp. (a)..........................................     4.75%       08/15/28           616,770
                                                                                                                 --------------
                GAS -- 0.0%
       155,000  Southern Co. Gas Capital Corp.......................................     5.88%       03/15/41           219,355
                                                                                                                 --------------
                HEALTHCARE-PRODUCTS -- 0.0%
       208,000  Hologic, Inc. (a)...................................................     4.63%       02/01/28           221,529
                                                                                                                 --------------
                HEALTHCARE-SERVICES -- 1.5%
       635,000  Barnabas Health, Inc., Series 2012..................................     4.00%       07/01/28           724,944
       135,000  Centene Corp........................................................     4.25%       12/15/27           142,762
       953,000  Centene Corp........................................................     2.45%       07/15/28           968,312
       621,000  Centene Corp........................................................     3.00%       10/15/30           641,547
       250,000  CommonSpirit Health.................................................     3.35%       10/01/29           271,780
       370,000  CommonSpirit Health.................................................     2.78%       10/01/30           387,468
       700,000  Fresenius Medical Care US Finance II, Inc. (a)......................     5.88%       01/31/22           715,447
       260,000  HCA, Inc............................................................     5.00%       03/15/24           286,064
        90,000  HCA, Inc............................................................     5.25%       04/15/25           102,784
       360,000  HCA, Inc............................................................     7.05%       12/01/27           453,289
       417,000  HCA, Inc............................................................     4.13%       06/15/29           472,263
       520,000  HCA, Inc............................................................     2.38%       07/15/31           520,158
       470,000  HCA, Inc............................................................     5.25%       06/15/49           612,727
       365,000  HCA, Inc., Medium-Term Note.........................................     7.58%       09/15/25           443,632
       100,000  Humana, Inc.........................................................     3.15%       12/01/22           102,785
       919,000  Molina Healthcare, Inc. (a).........................................     3.88%       11/15/30           981,157
       874,000  Prime Healthcare Services, Inc. (a).................................     7.25%       11/01/25           936,272
       150,000  Tenet Healthcare Corp...............................................     4.63%       07/15/24           152,250
       250,000  Tenet Healthcare Corp. (a)..........................................     4.88%       01/01/26           259,637
       178,000  Tenet Healthcare Corp. (a)..........................................     4.63%       06/15/28           184,453
                                                                                                                 --------------
                                                                                                                      9,359,731
                                                                                                                 --------------
                INSURANCE -- 0.8%
       315,000  Acrisure LLC / Acrisure Finance, Inc. (a)...........................     4.25%       02/15/29           312,250
       550,000  AmWINS Group, Inc. (a)..............................................     4.88%       06/30/29           559,625
       775,000  Farmers Insurance Exchange (a)......................................     8.63%       05/01/24           923,774


Page 62                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                INSURANCE (CONTINUED)
$      465,000  Farmers Insurance Exchange (a) (i)..................................     4.75%       11/01/57    $      535,367
       750,000  MassMutual Global Funding II (a)....................................     3.40%       03/08/26           826,662
     1,000,000  Nationwide Mutual Insurance Co., 3 Mo. LIBOR + 2.29% (a) (b)........     2.41%       12/15/24         1,001,261
        50,000  Teachers Insurance & Annuity Association of America (a).............     4.27%       05/15/47            61,679
       220,000  Teachers Insurance & Annuity Association of America (a).............     3.30%       05/15/50           236,794
       175,000  Teachers Insurance & Annuity Association of America (a) (i).........     4.38%       09/15/54           183,577
                                                                                                                 --------------
                                                                                                                      4,640,989
                                                                                                                 --------------
                MEDIA -- 1.1%
       624,000  Cable One, Inc. (a).................................................     4.00%       11/15/30           632,171
       609,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...................     4.50%       08/15/30           637,124
       295,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     2.30%       02/01/32           287,729
       370,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.38%       05/01/47           455,831
       100,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.75%       04/01/48           128,769
       173,000  Cox Communications, Inc. (a)........................................     3.15%       08/15/24           184,017
       680,000  Cox Communications, Inc. (a)........................................     2.60%       06/15/31           696,981
        20,000  CSC Holdings LLC (a)................................................     5.38%       02/01/28            21,075
       287,000  CSC Holdings LLC (a)................................................     6.50%       02/01/29           317,135
       500,000  CSC Holdings LLC (a)................................................     3.38%       02/15/31           476,290
       772,000  Diamond Sports Group LLC / Diamond Sports Finance Co. (a)...........     5.38%       08/15/26           512,955
       312,000  Diamond Sports Group LLC / Diamond Sports Finance Co. (a)...........     6.63%       08/15/27           134,550
       450,000  DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (a)..............     5.88%       08/15/27           470,995
       459,000  Scripps Escrow II, Inc. (a).........................................     5.38%       01/15/31           454,900
     1,145,000  Sinclair Television Group, Inc. (a).................................     4.13%       12/01/30         1,120,812
       390,000  Walt Disney (The) Co................................................     4.00%       10/01/23           418,788
                                                                                                                 --------------
                                                                                                                      6,950,122
                                                                                                                 --------------
                OIL & GAS -- 0.3%
       105,000  Antero Resources Corp. (a)..........................................     8.38%       07/15/26           119,045
       210,000  Exxon Mobil Corp....................................................     4.33%       03/19/50           262,761
       295,000  Hess Corp...........................................................     4.30%       04/01/27           328,069
       800,000  Sunoco L.P. / Sunoco Finance Corp...................................     4.50%       05/15/29           811,248
                                                                                                                 --------------
                                                                                                                      1,521,123
                                                                                                                 --------------
                OIL & GAS SERVICES -- 0.1%
       536,000  Archrock Partners L.P. / Archrock Partners Finance Corp. (a)........     6.25%       04/01/28           546,720
       340,000  USA Compression Partners L.P. / USA Compression Finance
                   Corp.............................................................     6.88%       04/01/26           353,716
                                                                                                                 --------------
                                                                                                                        900,436
                                                                                                                 --------------
                PACKAGING & CONTAINERS -- 0.2%
        58,000  Ball Corp...........................................................     4.00%       11/15/23            61,407
       650,000  Berry Global, Inc. (a)..............................................     4.88%       07/15/26           686,270
        58,000  Graphic Packaging International LLC.................................     4.88%       11/15/22            60,596
        20,000  Mauser Packaging Solutions Holding Co. (a)..........................     5.50%       04/15/24            20,259
        60,000  Sealed Air Corp. (a)................................................     5.50%       09/15/25            67,390
        20,000  Sealed Air Corp. (a)................................................     4.00%       12/01/27            21,481
                                                                                                                 --------------
                                                                                                                        917,403
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 63


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                PHARMACEUTICALS -- 1.1%
$      390,000  AbbVie, Inc.........................................................     4.55%       03/15/35    $      475,964
       433,000  AbbVie, Inc.........................................................     4.50%       05/14/35           526,821
       105,000  AbbVie, Inc.........................................................     4.05%       11/21/39           123,404
       200,000  AbbVie, Inc.........................................................     4.45%       05/14/46           245,528
       180,000  Bayer US Finance II LLC (a).........................................     4.25%       12/15/25           200,516
       880,000  Bayer US Finance II LLC (a).........................................     4.38%       12/15/28         1,011,596
       265,000  Bayer US Finance II LLC (a).........................................     4.63%       06/25/38           318,234
       400,000  Bayer US Finance II LLC (a).........................................     4.88%       06/25/48           506,997
       330,000  Cigna Corp..........................................................     4.38%       10/15/28           385,461
       400,000  Cigna Corp..........................................................     4.90%       12/15/48           524,184
       820,000  CVS Health Corp.....................................................     5.05%       03/25/48         1,085,927
       447,000  Elanco Animal Health, Inc...........................................     5.27%       08/28/23           479,430
       847,000  Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (a).............     5.13%       04/30/31           889,553
                                                                                                                 --------------
                                                                                                                      6,773,615
                                                                                                                 --------------
                PIPELINES -- 1.0%
        50,000  Energy Transfer L.P.................................................     4.00%       10/01/27            55,616
       930,000  Energy Transfer L.P.................................................     5.40%       10/01/47         1,126,892
       470,000  Energy Transfer L.P.................................................     5.00%       05/15/50           551,580
       594,000  Energy Transfer L.P., Series B (i)..................................     6.63%         (j)              573,952
       250,000  Kinder Morgan, Inc..................................................     5.55%       06/01/45           324,596
       307,000  NGL Energy Operating LLC / NGL Energy Finance Corp. (a).............     7.50%       02/01/26           311,989
       845,000  Plains All American Pipeline L.P. / PAA Finance Corp................     4.50%       12/15/26           950,132
       350,000  Rockies Express Pipeline LLC (a)....................................     4.95%       07/15/29           364,579
       100,000  Rockies Express Pipeline LLC (a)....................................     6.88%       04/15/40           110,637
       598,788  Ruby Pipeline LLC (k)...............................................     8.00%       04/01/22           563,965
       174,000  TransMontaigne Partners L.P. / TLP Finance Corp.....................     6.13%       02/15/26           178,922
       850,000  Venture Global Calcasieu Pass LLC (a)...............................     4.13%       08/15/31           893,643
                                                                                                                 --------------
                                                                                                                      6,006,503
                                                                                                                 --------------
                REAL ESTATE INVESTMENT TRUSTS -- 1.8%
       450,000  Alexandria Real Estate Equities, Inc................................     3.80%       04/15/26           501,791
        75,000  Alexandria Real Estate Equities, Inc., Class E......................     3.45%       04/30/25            81,462
        75,000  American Campus Communities Operating Partnership L.P...............     3.75%       04/15/23            78,266
       500,000  American Campus Communities Operating Partnership L.P...............     4.13%       07/01/24           544,338
       250,000  Boston Properties L.P...............................................     2.75%       10/01/26           266,804
       200,000  Boston Properties L.P...............................................     3.40%       06/21/29           219,710
       550,000  Camden Property Trust...............................................     2.95%       12/15/22           564,567
       500,000  CubeSmart L.P.......................................................     4.38%       02/15/29           575,135
       515,000  CyrusOne L.P. / CyrusOne Finance Corp...............................     2.90%       11/15/24           540,457
       665,000  CyrusOne L.P. / CyrusOne Finance Corp...............................     3.45%       11/15/29           699,486
       200,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.38%       11/01/23           216,994
       595,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.25%       06/01/25           667,801
       250,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.38%       04/15/26           286,943
       175,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.75%       06/01/28           208,641
       185,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.30%       01/15/29           217,481
       465,000  GLP Capital L.P. / GLP Financing II, Inc............................     4.00%       01/15/30           502,775
       500,000  Healthcare Realty Trust, Inc........................................     3.63%       01/15/28           552,601
       500,000  Hudson Pacific Properties L.P.......................................     3.95%       11/01/27           552,725
       175,000  Hudson Pacific Properties L.P.......................................     4.65%       04/01/29           204,221
       400,000  Kilroy Realty L.P...................................................     3.45%       12/15/24           427,735
       400,000  Kilroy Realty L.P...................................................     4.38%       10/01/25           444,452


Page 64                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
$      500,000  Kimco Realty Corp...................................................     3.40%       11/01/22    $      515,054
       505,000  Lexington Realty Trust..............................................     2.70%       09/15/30           519,414
       117,000  MGM Growth Properties Operating Partnership L.P. / MGP Finance
                   Co-Issuer, Inc...................................................     5.63%       05/01/24           127,676
       109,000  MGM Growth Properties Operating Partnership L.P. / MGP Finance
                   Co-Issuer, Inc. (a)..............................................     4.63%       06/15/25           117,290
       250,000  National Retail Properties, Inc.....................................     3.90%       06/15/24           269,800
        40,000  SBA Communications Corp.............................................     4.88%       09/01/24            40,650
       325,000  SL Green Operating Partnership L.P..................................     3.25%       10/15/22           333,982
       300,000  Ventas Realty L.P...................................................     3.75%       05/01/24           320,994
       250,000  Ventas Realty L.P...................................................     2.65%       01/15/25           262,266
        75,000  Ventas Realty L.P...................................................     4.00%       03/01/28            84,341
       250,000  VEREIT Operating Partnership L.P....................................     4.63%       11/01/25           283,404
                                                                                                                 --------------
                                                                                                                     11,229,256
                                                                                                                 --------------
                RETAIL -- 0.3%
       479,000  FirstCash, Inc. (a).................................................     4.63%       09/01/28           498,737
       350,000  Michaels (The) Cos., Inc. (a).......................................     5.25%       05/01/28           359,625
       835,000  Michaels (The) Cos., Inc. (a).......................................     7.88%       05/01/29           861,469
       300,000  Walgreens Boots Alliance, Inc.......................................     3.30%       11/18/21           300,410
                                                                                                                 --------------
                                                                                                                      2,020,241
                                                                                                                 --------------
                SEMICONDUCTORS -- 0.1%
        75,000  Broadcom, Inc.......................................................     3.63%       10/15/24            81,150
       415,000  Intel Corp..........................................................     3.73%       12/08/47           475,538
       100,000  Intel Corp..........................................................     3.05%       08/12/51           102,727
                                                                                                                 --------------
                                                                                                                        659,415
                                                                                                                 --------------
                SOFTWARE -- 0.2%
       500,000  Oracle Corp.........................................................     2.88%       03/25/31           527,264
       850,000  Oracle Corp.........................................................     3.95%       03/25/51           943,780
                                                                                                                 --------------
                                                                                                                      1,471,044
                                                                                                                 --------------
                TELECOMMUNICATIONS -- 2.2%
       436,000  AT&T, Inc...........................................................     2.25%       02/01/32           433,609
       775,000  AT&T, Inc. (a)......................................................     2.55%       12/01/33           779,844
       150,000  AT&T, Inc...........................................................     4.50%       05/15/35           178,151
       200,000  AT&T, Inc...........................................................     5.25%       03/01/37           253,187
       594,000  AT&T, Inc...........................................................     4.85%       03/01/39           729,379
       605,000  AT&T, Inc...........................................................     4.75%       05/15/46           738,217
     1,000,000  AT&T, Inc. (a)......................................................     3.80%       12/01/57         1,064,524
       456,000  Frontier Communications Holdings LLC (a)............................     5.00%       05/01/28           477,090
       625,000  Level 3 Financing, Inc. (a).........................................     4.63%       09/15/27           645,312
       350,000  Level 3 Financing, Inc. (a).........................................     3.63%       01/15/29           340,123
       300,000  Level 3 Financing, Inc. (a).........................................     3.75%       07/15/29           292,875
       850,000  Lumen Technologies, Inc. (a)........................................     5.38%       06/15/29           874,429
        54,000  Qwest Corp..........................................................     6.75%       12/01/21            54,850
       342,000  Qwest Corp..........................................................     7.25%       09/15/25           405,424
       335,000  SES GLOBAL Americas Holdings G.P. (a)...............................     5.30%       03/25/44           393,003
       542,000  Sprint Corp.........................................................     7.88%       09/15/23           614,736
     2,010,938  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (a).........................................     4.74%       03/20/25         2,151,100


                        See Notes to Financial Statements                Page 65


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                TELECOMMUNICATIONS (CONTINUED)
$      200,000  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (a).........................................  5.15%       03/20/28       $      230,580
       125,000  T-Mobile USA, Inc...................................................  2.25%       02/15/26              127,813
       950,000  T-Mobile USA, Inc. (a)..............................................  2.25%       02/15/26              971,375
       620,000  T-Mobile USA, Inc...................................................  3.75%       04/15/27              687,112
        74,000  T-Mobile USA, Inc...................................................  4.75%       02/01/28               79,058
       200,000  T-Mobile USA, Inc...................................................  3.88%       04/15/30              224,070
        35,000  T-Mobile USA, Inc...................................................  2.55%       02/15/31               35,743
       250,000  T-Mobile USA, Inc...................................................  4.38%       04/15/40              292,964
       135,000  Verizon Communications, Inc.........................................  2.10%       03/22/28              138,531
       400,000  Verizon Communications, Inc.........................................  2.55%       03/21/31              413,682
                                                                                                                 --------------
                                                                                                                     13,626,781
                                                                                                                 --------------
                TOTAL CORPORATE BONDS AND NOTES................................................................     110,908,758
                (Cost $105,795,094)                                                                              --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 14.6%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
                Federal Home Loan Mortgage Corporation
       325,323     Series 2019-4919, Class FP, 1 Mo. LIBOR + 0.45% (b)..............     0.53%       09/25/49           328,107
                Federal National Mortgage Association
     1,553,525     Series 2011-116, Class SA, IO, 1 Mo. LIBOR (x) -1 +
                     6.00% (l)......................................................     5.92%       11/25/41           215,213
       209,521     Series 2011-130, Class NW, 1 Mo. LIBOR + 1.20% (b)...............     1.30%       12/25/41           213,095
       183,944     Series 2012-56, Class FK, 1 Mo. LIBOR + 0.45% (b)................     0.53%       06/25/42           185,868
       256,195     Series 2012-128, Class UA........................................     2.50%       06/25/42           267,872
     1,602,129     Series 2013-18, Class MI, IO.....................................     3.00%       02/25/33           104,007
       346,908     Series 2019-33, Class FN, 1 Mo. LIBOR + 0.40% (b)................     0.48%       07/25/49           349,919
                Government National Mortgage Association
     1,245,028     Series 2003-110, Class S, IO, 1 Mo. LIBOR (x) -1 +
                     6.60% (l)......................................................     6.51%       10/20/33           143,021
     1,367,624     Series 2018-63, Class IO, IO.....................................     4.00%       09/20/47           175,873
       369,335     Series 2019-86, Class FE, 1 Mo. LIBOR + 0.40% (b)................     0.49%       07/20/49           373,692
       246,181     Series 2020-133, Class FA (h)....................................     0.49%       02/20/49           247,310
                                                                                                                 --------------
                                                                                                                      2,603,977
                                                                                                                 --------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.7%
                Federal Home Loan Mortgage Corporation Multiclass Certificates
    11,374,110     Series 2021-P009, Class X, IO (d)................................     1.57%       01/25/31           890,421
                Federal Home Loan Mortgage Corporation Multifamily PC REMIC
                  Trust
     4,095,000     Series 2019-P002, Class X, IO (h)................................     1.14%       07/25/33           468,366
                Federal Home Loan Mortgage Corporation Multifamily Structured
                  Pass Through Certificates
     8,139,000     Series 2012-K021, Class X3, IO (d)...............................     2.03%       07/25/40            95,309
     2,500,000     Series 2012-K022, Class X3, IO (d)...............................     1.87%       08/25/40            29,857
    11,075,000     Series 2013-K025, Class X3, IO (d)...............................     1.81%       11/25/40           214,759
    30,000,000     Series 2013-K026, Class X3, IO (d)...............................     1.86%       12/25/40           646,473
    73,958,799     Series 2013-K031, Class X1, IO (d)...............................     0.31%       04/25/23           222,439
    17,246,059     Series 2013-K035, Class X1, IO (d)...............................     0.47%       08/25/23            99,068
     4,000,000     Series 2013-K035, Class X3, IO (d)...............................     1.85%       12/25/41           119,630
     2,500,000     Series 2014-K037, Class X3, IO (d)...............................     2.28%       01/25/42           126,819
    31,539,103     Series 2014-K039, Class X1, IO (d)...............................     0.84%       07/25/24           563,260
     2,145,000     Series 2014-K039, Class X3, IO (d)...............................     2.18%       08/25/42           137,372


Page 66                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                Federal Home Loan Mortgage Corporation Multifamily Structured
                  Pass Through Certificates (Continued)
$    1,747,990     Series 2014-K715, Class X3, IO (d)...............................     3.95%       02/25/41    $       20,148
       517,991     Series 2014-K716, Class X3, IO (d)...............................     3.87%       08/25/42                 5
     9,368,111     Series 2015-K042, Class X1, IO (d)...............................     1.17%       12/25/24           276,387
    31,736,087     Series 2015-K043, Class X1, IO (d)...............................     0.65%       12/25/24           493,277
    13,990,334     Series 2015-K044, Class X1, IO (d)...............................     0.85%       01/25/25           270,214
     8,502,575     Series 2015-K045, Class X1, IO (d)...............................     0.56%       11/25/25           108,174
    16,435,353     Series 2015-K051, Class X1, IO (d)...............................     0.67%       09/25/25           307,691
       416,295     Series 2015-K719, Class X1, IO (d)...............................     0.81%       06/25/22               254
     1,304,748     Series 2015-K720, Class X1, IO (d)...............................     0.62%       08/25/22             2,833
     6,897,149     Series 2016-K056, Class X3, IO (d)...............................     2.18%       06/25/44           633,454
     4,756,578     Series 2016-K057, Class X1, IO (d)...............................     1.31%       07/25/26           233,326
     1,900,000     Series 2016-K060, Class X3, IO (d)...............................     1.96%       12/25/44           168,949
    26,114,565     Series 2016-K723, Class X3, IO (d)...............................     1.98%       10/25/34         1,002,836
       135,324     Series 2016-KF25, Class A, 1 Mo. LIBOR + 0.48% (b)...............     0.57%       10/25/23           135,546
     4,985,909     Series 2016-KIR1, Class X, IO (d)................................     1.19%       03/25/26           203,609
       868,429     Series 2016-KS05, Class X, IO (d)................................     0.76%       01/25/23               924
     3,699,875     Series 2016-KS06, Class X, IO (d)................................     1.19%       08/25/26           138,364
     4,925,250     Series 2016-KS07, Class X, IO (d)................................     0.77%       09/25/25           115,949
    39,961,937     Series 2016-KW01, Class X1, IO (d)...............................     1.11%       01/25/26         1,409,997
    10,664,559     Series 2017-K726, Class X1, IO (d)...............................     1.02%       04/25/24           192,462
     2,230,000     Series 2017-K728, Class X3, IO (d)...............................     2.01%       11/25/45           126,330
     3,630,000     Series 2018-K078, Class X3, IO (d)...............................     2.29%       06/25/46           485,791
       125,000     Series 2018-K155, Class A3.......................................     3.75%       04/25/33           149,546
       125,000     Series 2018-W5FX, Class AFX (d)..................................     3.34%       04/25/28           140,019
     1,364,259     Series 2019-KC04, Class X1, IO (d)...............................     1.40%       12/25/26            61,299
     7,172,219     Series 2019-KC05, Class X1, IO (d)...............................     1.34%       06/25/27           343,738
     1,145,424     Series 2019-KF66, Class A, 1 Mo. LIBOR + 0.52% (b)...............     0.61%       07/25/29         1,155,218
       182,928     Series 2019-KF73, Class AL, 1 Mo. LIBOR + 0.60% (b)..............     0.69%       11/25/29           184,722
     5,665,313     Series 2019-KLU1, Class X3, IO (d)...............................     4.10%       01/25/31           884,331
     1,800,000     Series 2019-KS11, Class XFX, IO (d)..............................     1.76%       06/25/29           180,781
       467,814     Series 2020-KF75, Class AL, 1 Mo. LIBOR + 0.51% (b)..............     0.60%       12/25/29           474,272
       291,651     Series 2020-KF80, Class AL, 1 Mo. LIBOR + 0.44% (b)..............     0.53%       06/25/30           293,521
       877,752     Series 2020-KF84, Class AL, 1 Mo. LIBOR + 0.30% (b)..............     0.39%       07/25/30           880,928
     1,869,935     Series 2020-KF85, Class AL, 1 Mo. LIBOR + 0.30% (b)..............     0.39%       08/25/30         1,876,662
       560,814     Series 2020-KF86, Class AL, 1 Mo. LIBOR + 0.29% (b)..............     0.38%       08/25/27           562,154
     1,950,000     Series 2020-KF87, Class AL, 1 Mo. LIBOR + 0.35% (b)..............     0.44%       08/25/30         1,957,405
     1,346,166     Series 2020-KF88, Class AL, 1 Mo. LIBOR + 0.33% (b)..............     0.42%       09/25/30         1,351,316
                Federal National Mortgage Association
     1,187,380     Series 2012-M4, Class X1, IO (d) (h) (m).........................     0.51%       04/25/22               934
    18,117,956     Series 2015-M4, Class X2, IO (d).................................     0.63%       07/25/22            22,421
       148,718     Series 2016-M2, Class AL.........................................     3.47%       04/25/36           149,867
        62,092     Series 2016-M2, Class X3, IO (d) (m).............................     2.09%       04/25/36                 1
     2,436,296     Series 2016-M4, Class X2, IO (d).................................     2.71%       01/25/39           109,733
       183,656     Series 2016-M11, Class X2, IO (d)................................     2.97%       07/25/39             4,231
     1,060,593     Series 2018-M10, Class A1 (d)....................................     3.48%       07/25/28         1,153,572
     6,100,000     Series 2019-M29, Class X4, IO....................................     0.70%       03/25/29           248,232


                        See Notes to Financial Statements                Page 67


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                Government National Mortgage Association
$      385,949     Series 2011-119, Class D.........................................     3.51%       04/16/45    $      400,407
             0     Series 2011-77, Class IO, IO (h).................................     4.31%       04/16/42                 0
       481,352     Series 2013-125, Class IO, IO (h)................................     0.26%       10/16/54             7,922
       985,618     Series 2014-125, Class IO, IO (h)................................     0.90%       11/16/54            35,548
                                                                                                                 --------------
                                                                                                                     22,569,073
                                                                                                                 --------------
                PASS-THROUGH SECURITIES -- 10.5%
                Federal Home Loan Mortgage Corporation
       568,929     Pool WN0006......................................................     3.42%       07/01/30           646,733
                Federal National Mortgage Association
       395,402     Pool 464398......................................................     5.97%       01/01/40           455,090
       299,673     Pool 464400......................................................     5.97%       01/01/40           344,910
       474,285     Pool AM2974......................................................     4.10%       04/01/43           536,847
     1,531,489     Pool AM9897......................................................     3.50%       09/01/35         1,728,922
    32,575,000     Pool TBA (n).....................................................     2.00%       10/15/51        32,972,760
    26,050,000     Pool TBA (n).....................................................     2.50%       10/15/51        27,011,195
                                                                                                                 --------------
                                                                                                                     63,696,457
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES........................................      88,869,507
                (Cost $89,660,700)                                                                               --------------

  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES -- 6.4%

                BANKS -- 1.7%
       365,000  Credit Suisse Group AG (USD)........................................     3.75%       03/26/25           396,053
        65,000  Credit Suisse Group AG (USD) (a) (i)................................     2.59%       09/11/25            67,670
       125,000  Credit Suisse Group AG (USD)........................................     4.55%       04/17/26           141,625
     1,275,000  Credit Suisse Group AG (USD) (a) (i)................................     2.19%       06/05/26         1,308,728
       520,000  Credit Suisse Group AG (USD) (a) (i)................................     1.31%       02/02/27           512,111
       420,000  Credit Suisse Group AG (USD) (a) (i)................................     3.09%       05/14/32           438,424
       200,000  Global Bank Corp. (USD) (i) (o).....................................     5.25%       04/16/29           214,041
       590,000  HSBC Holdings PLC (USD) (i).........................................     0.98%       05/24/25           590,464
       525,000  HSBC Holdings PLC (USD) (i).........................................     1.59%       05/24/27           526,989
       540,000  HSBC Holdings PLC (USD) (i).........................................     2.01%       09/22/28           545,438
     1,440,000  HSBC Holdings PLC (USD) (i).........................................     2.21%       08/17/29         1,452,451
       115,000  Lloyds Banking Group PLC (USD) (i)..................................     2.86%       03/17/23           116,536
       200,000  Lloyds Banking Group PLC (USD)......................................     3.90%       03/12/24           215,976
       365,000  Lloyds Banking Group PLC (USD) (i)..................................     3.87%       07/09/25           395,423
       565,000  Macquarie Group Ltd. (USD) (a) (i)..................................     1.34%       01/12/27           563,514
       350,000  Macquarie Group Ltd. (USD) (a) (i)..................................     1.63%       09/23/27           351,687
       100,000  Santander UK Group Holdings PLC (USD) (i)...........................     4.80%       11/15/24           108,718
       525,000  Santander UK Group Holdings PLC (USD) (i)...........................     1.09%       03/15/25           526,672
     1,795,000  Santander UK Group Holdings PLC (USD) (i)...........................     1.67%       06/14/27         1,802,113
                                                                                                                 --------------
                                                                                                                     10,274,633
                                                                                                                 --------------
                BEVERAGES -- 0.3%
       505,000  Bacardi Ltd. (USD) (a)..............................................     2.75%       07/15/26           532,201
       670,000  Bacardi Ltd. (USD) (a)..............................................     4.70%       05/15/28           782,549


Page 68                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                BEVERAGES (CONTINUED)
       265,000  Bacardi Ltd. (USD) (a)..............................................     5.30%       05/15/48    $      353,486
                                                                                                                 --------------
                                                                                                                      1,668,236
                                                                                                                 --------------
                CHEMICALS -- 0.0%
       275,000  Herens Holdco Sarl (USD) (a)........................................     4.75%       05/15/28           276,328
                                                                                                                 --------------
                COMMERCIAL SERVICES -- 0.5%
       200,000  DP World Crescent Ltd. (USD) (a)....................................     4.85%       09/26/28           229,868
     1,430,000  IHS Markit Ltd. (USD) (a)...........................................     5.00%       11/01/22         1,487,128
       980,000  IHS Markit Ltd. (USD) (a)...........................................     4.75%       02/15/25         1,089,368
       215,000  IHS Markit Ltd. (USD)...............................................     4.75%       08/01/28           254,714
                                                                                                                 --------------
                                                                                                                      3,061,078
                                                                                                                 --------------
                DIVERSIFIED FINANCIAL SERVICES -- 0.9%
        20,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     3.95%       02/01/22            20,228
       110,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     3.50%       05/26/22           112,114
        55,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     4.13%       07/03/23            58,099
       900,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     3.50%       01/15/25           953,144
       115,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                   Trust (USD)......................................................     3.88%       01/23/28           123,426
       100,000  Avolon Holdings Funding Ltd. (USD) (a)..............................     3.95%       07/01/24           106,726
       785,000  Avolon Holdings Funding Ltd. (USD) (a)..............................     2.88%       02/15/25           809,868
       230,000  Avolon Holdings Funding Ltd. (USD) (a)..............................     2.53%       11/18/27           228,507
     2,440,000  GE Capital International Funding Co. Unlimited Co. (USD)............     4.42%       11/15/35         2,963,325
        82,000  Park Aerospace Holdings Ltd. (USD) (a)..............................     5.50%       02/15/24            90,021
                                                                                                                 --------------
                                                                                                                      5,465,458
                                                                                                                 --------------
                ELECTRIC -- 0.0%
       250,000  Mong Duong Finance Holdings B.V. (USD) (o)..........................     5.13%       05/07/29           251,563
                                                                                                                 --------------
                ENVIRONMENTAL CONTROL -- 0.1%
       300,000  Waste Connections, Inc. (USD).......................................     2.60%       02/01/30           313,822
                                                                                                                 --------------
                FOOD -- 0.1%
       443,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA
                   Finance, Inc. (USD) (a)..........................................     5.50%       01/15/30           500,501
       300,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA
                   Finance, Inc. (USD) (a)..........................................     3.75%       12/01/31           316,875
                                                                                                                 --------------
                                                                                                                        817,376
                                                                                                                 --------------
                INTERNET -- 0.1%
       200,000  Tencent Holdings Ltd. (USD) (a).....................................     3.68%       04/22/41           211,180
       200,000  Tencent Holdings Ltd. (USD) (a).....................................     3.84%       04/22/51           216,748
                                                                                                                 --------------
                                                                                                                        427,928
                                                                                                                 --------------
                MACHINERY-DIVERSIFIED -- 0.0%
       222,000  Titan Acquisition Ltd. / Titan Co.-Borrower LLC (USD) (a)...........     7.75%       04/15/26           228,427
                                                                                                                 --------------
                MEDIA -- 0.1%
       270,000  Virgin Media Secured Finance PLC (USD) (a)..........................     5.50%       05/15/29           289,575
       100,000  Virgin Media Secured Finance PLC (USD) (a)..........................     4.50%       08/15/30           101,555
                                                                                                                 --------------
                                                                                                                        391,130
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 69


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                MINING -- 0.3%
       450,000  Corp. Nacional del Cobre de Chile (USD) (o).........................     3.15%       01/14/30    $      475,720
       700,000  Indonesia Asahan Aluminium Persero PT (USD) (o).....................     4.75%       05/15/25           763,952
       700,000  Indonesia Asahan Aluminium Persero PT (USD) (a).....................     6.53%       11/15/28           860,534
                                                                                                                 --------------
                                                                                                                      2,100,206
                                                                                                                 --------------
                MISCELLANEOUS MANUFACTURING -- 0.0%
        40,000  Ingersoll-Rand Luxembourg Finance S.A. (USD)........................     3.55%       11/01/24            43,213
                                                                                                                 --------------
                OIL & GAS -- 0.8%
       200,000  KazMunayGas National Co. JSC (USD) (a)..............................     3.50%       04/14/33           209,700
       600,000  KazMunayGas National Co. JSC (USD) (o)..............................     3.50%       04/14/33           629,100
       600,000  Pertamina Persero PT (USD) (a)......................................     3.10%       08/27/30           627,888
       370,000  Petroleos Mexicanos (USD)...........................................     6.63%       06/15/35           358,893
       105,000  Petroleos Mexicanos (USD)...........................................     6.75%       09/21/47            92,872
       180,000  Petroleos Mexicanos (USD)...........................................     7.69%       01/23/50           173,162
       110,000  Petroleos Mexicanos (USD)...........................................     6.95%       01/28/60            97,219
     1,300,000  Petronas Capital Ltd. (USD) (a).....................................     3.50%       04/21/30         1,434,526
       700,000  Saudi Arabian Oil Co. (USD) (o).....................................     1.63%       11/24/25           707,910
       200,000  Saudi Arabian Oil Co. (USD) (a).....................................     2.25%       11/24/30           199,008
        89,780  Transocean Pontus Ltd. (USD) (a)....................................     6.13%       08/01/25            89,356
       379,000  Transocean Poseidon Ltd. (USD) (a)..................................     6.88%       02/01/27           367,156
                                                                                                                 --------------
                                                                                                                      4,986,790
                                                                                                                 --------------
                OIL & GAS SERVICES -- 0.1%
        35,750  Transocean Phoenix 2 Ltd. (USD) (a).................................     7.75%       10/15/24            36,331
       338,250  Transocean Proteus Ltd. (USD) (a)...................................     6.25%       12/01/24           333,599
                                                                                                                 --------------
                                                                                                                        369,930
                                                                                                                 --------------
                PACKAGING & CONTAINERS -- 0.1%
       395,000  Intertape Polymer Group, Inc. (USD) (a).............................     4.38%       06/15/29           403,548
        18,000  OI European Group B.V. (USD) (a)....................................     4.00%       03/15/23            18,649
                                                                                                                 --------------
                                                                                                                        422,197
                                                                                                                 --------------
                PHARMACEUTICALS -- 0.3%
       400,000  Bausch Health Cos., Inc. (USD) (a)..................................     4.88%       06/01/28           411,500
     1,450,000  Endo Dac / Endo Finance LLC / Endo Finco, Inc. (USD) (a)............     6.00%       06/30/28           908,244
       365,000  Jazz Securities DAC (USD) (a).......................................     4.38%       01/15/29           378,740
                                                                                                                 --------------
                                                                                                                      1,698,484
                                                                                                                 --------------
                PIPELINES -- 0.1%
       400,000  Galaxy Pipeline Assets Bidco Ltd. (USD) (a).........................     2.16%       03/31/34           399,064
       400,000  KazTransGas JSC (USD) (o)...........................................     4.38%       09/26/27           443,034
                                                                                                                 --------------
                                                                                                                        842,098
                                                                                                                 --------------
                RETAIL -- 0.2%
       568,000  1011778 BC ULC / New Red Finance, Inc. (USD) (a)....................     3.50%       02/15/29           565,946
       510,000  Alimentation Couche-Tard, Inc. (USD) (a)............................     3.55%       07/26/27           564,590
                                                                                                                 --------------
                                                                                                                      1,130,536
                                                                                                                 --------------
                SAVINGS & LOANS -- 0.2%
       630,000  Nationwide Building Society (USD) (a) (i)...........................     3.62%       04/26/23           643,114
       135,000  Nationwide Building Society (USD) (a) (i)...........................     3.77%       03/08/24           141,194
       175,000  Nationwide Building Society (USD) (a) (i)...........................     4.36%       08/01/24           186,771
                                                                                                                 --------------
                                                                                                                        971,079
                                                                                                                 --------------


Page 70                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                TELECOMMUNICATIONS -- 0.5%
       200,000  C&W Senior Financing DAC (USD) (a)..................................     6.88%       09/15/27    $      212,870
       600,000  Intelsat Jackson Holdings S.A. (USD) (p)............................     5.50%       08/01/23           317,250
       750,000  Intelsat Jackson Holdings S.A. (USD) (a) (p)........................     8.50%       10/15/24           405,938
       303,000  Intelsat Jackson Holdings S.A. (USD) (a) (p)........................     9.75%       07/15/25           163,999
       200,000  SES S.A. (USD) (a)..................................................     3.60%       04/04/23           208,534
       335,000  Vmed O2 UK Financing I PLC (USD) (a)................................     4.25%       01/31/31           337,107
       400,000  Vmed O2 UK Financing I PLC (USD) (a)................................     4.75%       07/15/31           411,500
       250,000  Vodafone Group PLC (USD)............................................     5.25%       05/30/48           334,079
       113,000  Vodafone Group PLC (USD)............................................     4.88%       06/19/49           145,466
       580,000  Vodafone Group PLC (USD)............................................     4.25%       09/17/50           683,558
                                                                                                                 --------------
                                                                                                                      3,220,301
                                                                                                                 --------------
                TRANSPORTATION -- 0.0%
       200,000  Empresa de Transporte de Pasajeros Metro S.A. (USD) (a).............     3.65%       05/07/30           219,073
                                                                                                                 --------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES........................................................      39,179,886
                (Cost $38,310,182)                                                                               --------------

FOREIGN SOVEREIGN BONDS -- 3.9%

                BRAZIL -- 0.3%
       950,000  Brazilian Government International Bond (USD).......................     2.88%       06/06/25           982,215
       850,000  Brazilian Government International Bond (USD).......................     3.88%       06/12/30           853,697
                                                                                                                 --------------
                                                                                                                      1,835,912
                                                                                                                 --------------
                CHILE -- 0.2%
       500,000  Chile Government International Bond (USD)...........................     3.24%       02/06/28           544,232
       400,000  Chile Government International Bond (USD)...........................     2.45%       01/31/31           410,996
       400,000  Chile Government International Bond (USD)...........................     2.55%       01/27/32           411,908
                                                                                                                 --------------
                                                                                                                      1,367,136
                                                                                                                 --------------
                COLOMBIA -- 0.4%
     1,550,000  Colombia Government International Bond (USD)........................     4.50%       01/28/26         1,687,741
     1,000,000  Colombia Government International Bond (USD)........................     3.00%       01/30/30           982,565
                                                                                                                 --------------
                                                                                                                      2,670,306
                                                                                                                 --------------
                DOMINICAN REPUBLIC -- 0.2%
     1,050,000  Dominican Republic International Bond (USD) (a).....................     4.50%       01/30/30         1,094,635
       350,000  Dominican Republic International Bond (USD) (o).....................     4.88%       09/23/32           368,379
                                                                                                                 --------------
                                                                                                                      1,463,014
                                                                                                                 --------------
                EGYPT -- 0.1%
       200,000  Egypt Government International Bond (USD) (a).......................     5.25%       10/05/25           211,020
       200,000  Egypt Government International Bond (USD) (o).......................     5.25%       10/05/25           211,020
                                                                                                                 --------------
                                                                                                                        422,040
                                                                                                                 --------------
                INDONESIA -- 0.1%
       600,000  Indonesia Government International Bond (USD).......................     2.85%       02/14/30           631,641
                                                                                                                 --------------
                MEXICO -- 0.5%
       900,000  Mexico Government International Bond (USD)..........................     3.75%       01/11/28           995,891
     1,460,000  Mexico Government International Bond (USD)..........................     2.66%       05/24/31         1,449,152
       300,000  Mexico Government International Bond (USD)..........................     4.75%       04/27/32           348,321
                                                                                                                 --------------
                                                                                                                      2,793,364
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 71


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS (CONTINUED)

                OMAN -- 0.2%
       600,000  Oman Government International Bond (USD) (o)........................     6.75%       10/28/27    $      678,490
       500,000  Oman Government International Bond (USD) (o)........................     5.63%       01/17/28           531,178
                                                                                                                 --------------
                                                                                                                      1,209,668
                                                                                                                 --------------
                PANAMA -- 0.3%
     1,100,000  Panama Government International Bond (USD)..........................     3.16%       01/23/30         1,167,034
       400,000  Panama Government International Bond (USD)..........................     2.25%       09/29/32           390,772
                                                                                                                 --------------
                                                                                                                      1,557,806
                                                                                                                 --------------
                PARAGUAY -- 0.1%
       400,000  Paraguay Government International Bond (USD) (a)....................     4.95%       04/28/31           464,504
       400,000  Paraguay Government International Bond (USD) (a)....................     2.74%       01/29/33           398,500
                                                                                                                 --------------
                                                                                                                        863,004
                                                                                                                 --------------
                PERU -- 0.1%
       453,000  Peruvian Government International Bond (USD)........................     2.84%       06/20/30           469,263
                                                                                                                 --------------
                PHILIPPINES -- 0.2%
     1,100,000  Philippine Government International Bond (USD)......................     2.46%       05/05/30         1,162,542
       300,000  Philippine Government International Bond (USD)......................     1.95%       01/06/32           300,322
                                                                                                                 --------------
                                                                                                                      1,462,864
                                                                                                                 --------------
                QATAR -- 0.3%
       902,000  Qatar Government International Bond (USD) (o).......................     4.50%       04/23/28         1,066,615
       600,000  Qatar Government International Bond (USD) (o).......................     3.75%       04/16/30           684,869
                                                                                                                 --------------
                                                                                                                      1,751,484
                                                                                                                 --------------
                ROMANIA -- 0.2%
       950,000  Romanian Government International Bond (USD) (o)....................     3.00%       02/14/31           993,500
                                                                                                                 --------------
                SAUDI ARABIA -- 0.2%
       400,000  Saudi Government International Bond (USD) (o).......................     3.25%       10/26/26           435,202
       200,000  Saudi Government International Bond (USD) (o).......................     3.63%       03/04/28           222,100
       400,000  Saudi Government International Bond (USD) (o).......................     3.25%       10/22/30           434,921
                                                                                                                 --------------
                                                                                                                      1,092,223
                                                                                                                 --------------
                SOUTH AFRICA -- 0.3%
       658,000  Republic of South Africa Government International Bond (USD)........     4.30%       10/12/28           680,747
       820,000  Republic of South Africa Government International Bond (USD)........     4.85%       09/30/29           869,139
                                                                                                                 --------------
                                                                                                                      1,549,886
                                                                                                                 --------------
                UNITED ARAB EMIRATES -- 0.1%
       600,000  Abu Dhabi Government International Bond (USD) (o)...................     2.50%       09/30/29           635,800
                                                                                                                 --------------
                URUGUAY -- 0.1%
       600,000  Uruguay Government International Bond (USD).........................     4.38%       01/23/31           705,462
                                                                                                                 --------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES........................................................      23,474,373
                (Cost $23,240,079)                                                                               --------------

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT BONDS AND NOTES -- 0.4%

$    2,420,000  U.S. Treasury Floating Rate Note, 3 Mo. U.S. T-Bill Money Market
                   Yield + 0.06% (b)................................................     0.10%       10/31/22         2,421,663
                (Cost $2,420,142)                                                                                --------------


Page 72                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MUNICIPAL BONDS -- 0.3%

                CALIFORNIA -- 0.2%
$      500,000  Los Angeles CA Unif School District.................................     5.75%       07/01/34    $      674,815
       500,000  Los Angeles Dept of Water...........................................     6.01%       07/01/39           677,376
        75,000  Univ of CA Rev TXBL Gen Ref, Ser AJ.................................     4.60%       05/15/31            89,204
                                                                                                                 --------------
                                                                                                                      1,441,395
                                                                                                                 --------------
                COLORADO -- 0.1%
       220,000  City & Cnty of Denver Cnty Aprt Rev.................................     2.24%       11/15/30           229,708
                                                                                                                 --------------
                FLORIDA -- 0.0%
       105,000  Cnty of Miami-Dade FL Aviation Rev..................................     3.45%       10/01/30           114,647
                                                                                                                 --------------
                NEW YORK -- 0.0%
        50,000  Metro Transprtn Auth................................................     5.18%       11/15/49            69,179
                                                                                                                 --------------
                TOTAL MUNICIPAL BONDS..........................................................................       1,854,929
                (Cost $1,699,160)                                                                                --------------

U.S. TREASURY BILLS -- 22.1%

    13,740,000  U.S. Cash Management Bill...........................................      (q)        12/14/21        13,738,492
    14,630,000  U.S. Treasury Bill..................................................      (q)        10/05/21        14,629,478
    10,755,000  U.S. Treasury Bill..................................................      (q)        10/07/21        10,754,597
    27,820,000  U.S. Treasury Bill..................................................      (q)        12/09/21        27,816,748
    29,900,000  U.S. Treasury Bill..................................................      (q)        01/06/22        29,895,781
    16,385,000  U.S. Treasury Bill..................................................      (q)        01/20/22        16,382,433
    21,360,000  U.S. Treasury Bill..................................................      (q)        02/03/22        21,356,321
                                                                                                                 --------------
                TOTAL U.S. TREASURY BILLS......................................................................     134,573,850
                (Cost $134,573,385)                                                                              --------------

    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 7.1%

    42,951,583  JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class - 0.01% (r).....      42,951,583
                (Cost $42,951,583)                                                                               --------------

                TOTAL INVESTMENTS -- 109.7%....................................................................     667,540,230
                (Cost $661,845,612) (s)
                NET OTHER ASSETS AND LIABILITIES -- (9.7)%.....................................................     (59,222,924)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  608,317,306
                                                                                                                 ==============


Futures Contracts at August 31, 2021 (See Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                                          NUMBER OF                                      (DEPRECIATION)/
        FUTURES CONTRACTS                POSITION         CONTRACTS     EXPIRATION DATE  NOTIONAL VALUE       VALUE
-----------------------------------  ----------------  ---------------  ---------------  --------------  ---------------
U.S. 5-Year Treasury Notes                Long               265           Dec-2021      $  32,785,469     $    74,240
U.S. 10-Year Ultra Treasury Notes         Short              359           Dec-2021        (53,137,610)        (51,705)
Ultra U.S. Treasury Bond Futures          Short              101           Dec-2021        (19,925,406)        (49,482)
                                                                                         -------------     -----------
                                                                                         $ (40,277,547)    $   (26,947)
                                                                                         =============     ===========


                        See Notes to Financial Statements                Page 73


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

Interest Rate Swap Agreements at August 31, 2021 (see Note 2F - Swap Agreements
in the Notes to Financial Statements):


                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                         FLOATING        EXPIRATION        NOTIONAL                     (DEPRECIATION)/
           COUNTERPARTY                    RATE             DATE             VALUE         FIXED RATE        VALUE
-----------------------------------  ----------------  ---------------  ---------------  --------------  ---------------
Citibank, Global Markets, Inc.       3 month LIBOR(1)    07/24/2025     $    12,290,000    1.026%(1)      $     (18,187)
Citibank, Global Markets, Inc.       3 month LIBOR(1)    07/24/2025           9,080,000    1.034%(1)            (12,002)
Citibank, Global Markets, Inc.       3 month LIBOR(1)    07/24/2025           6,145,000    1.073%(1)             (3,388)
Citibank, Global Markets, Inc.       3 month LIBOR(2)    07/24/2053           1,030,000    1.773%(2)              3,712
Citibank, Global Markets, Inc.       3 month LIBOR(2)    07/24/2053             755,000    1.785%(2)                453
Citibank, Global Markets, Inc.       3 month LIBOR(2)    07/24/2053             515,000    1.808%(2)             (2,477)
                                                                        ---------------                   -------------
                                                                        $    29,815,000                   $     (31,889)
                                                                        ===============                   =============


(1)   The Fund pays the floating rate and receives the fixed rate. The floating rate is not effective until 07/24/2023 and no interest is being accrued until that date.

(2)   The Fund pays the fixed rate and receives the floating rate. The floating rate is not effective until 07/24/2023 and no interest is being accrued until that date.

-----------------------------
(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's Advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2021, securities noted as such amounted to $158,443,384 or 26.0% of net assets.

(b)   Floating or variable rate security.

(c)   Step-up security. A security where the coupon increases or steps up at a predetermined date. The coupon rate is determined based on the underlying investments. The coupon rate resets periodically.

(d)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(e)   When-issued security. The interest rate shown reflects the rate in effect at August 31, 2021. Interest will begin accruing on the security's first settlement date.

(f)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At August 31, 2021, securities noted as such are valued at
      $2,571,870 or 0.4% of net assets.

(g)   This security's value was determined using significant unobservable inputs
      (See Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(h)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(i)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(j)   Perpetual maturity.

(k)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the
      Notes to Financial Statements).

(l)   Inverse floating rate security.

(m)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisors.

(n)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2K - Mortgage Dollar Rolls in the Notes to Financial
      Statements).

(o)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(p)   This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(q)   Zero coupon security.

(r)   Rate shown reflects yield as of August 31, 2021.

Page 74                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

(s)   Aggregate cost for federal income tax purposes is $661,692,472. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $9,295,559 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $3,506,637. The net unrealized appreciation was $5,788,922. The unrealized amounts presented are inclusive of derivative contracts.

IO    - Interest-Only Security -- Principal amount shown represents par value on which interest payments are based.
LIBOR - London Interbank Offered Rate
SOFR  - Secured Overnight Finance Rate
TBA   - To-Be-Announced Security

Currency Abbreviations:
USD   - United States Dollar

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2021           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
Asset-Backed Securities...............................  $    112,221,722   $            --   $    111,532,365   $        689,357
Mortgage-Backed Securities............................       111,083,959                --        111,083,959                 --
Corporate Bonds and Notes*............................       110,908,758                --        110,908,758                 --
U.S. Government Agency Mortgage-Backed Securities.....        88,869,507                --         88,869,507                 --
Foreign Corporate Bonds and Notes*....................        39,179,886                --         39,179,886                 --
Foreign Sovereign Bonds and Notes**...................        23,474,373                --         23,474,373                 --
U.S. Government Bonds and Notes.......................         2,421,663                --          2,421,663                 --
Municipal Bonds***....................................         1,854,929                --          1,854,929                 --
U.S. Treasury Bills...................................       134,573,850                --        134,573,850                 --
Money Market Funds....................................        42,951,583        42,951,583                 --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total Investments.....................................       667,540,230        42,951,583        623,899,290            689,357
Futures Contracts****.................................            74,240            74,240                 --                 --
Interest Rate Swap Agreements.........................             4,165                --              4,165                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total.................................................  $    667,618,635   $    43,025,823   $    623,903,455   $        689,357
                                                        ================   ===============   ================   ================

                                               LIABILITIES TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2021           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
Futures Contracts****.................................  $       (101,187)  $      (101,187)  $             --   $             --
Interest Rate Swap Agreements.........................           (36,054)               --            (36,054)                --
                                                        ----------------   ---------------   --- -------------  ----------------
Total.................................................  $       (137,241)  $      (101,187)  $        (36,054)  $             --
                                                        ================   ===============   ================   ================


*    See Portfolio of Investments for industry breakout.
**   See Portfolio of Investments for country breakout.
***  See Portfolio of Investments for state breakout.
**** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures

Contracts table. Only the current day's variation margin is presented on the
Statements of Assets and Liabilities.

Level 3 Investments that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

                        See Notes to Financial Statements                Page 75


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 52.1%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
                Federal Home Loan Mortgage Corporation
$       55,384     Series 2005-3071, Class TF, 1 Mo. LIBOR + 0.30% (a)..............     0.40%       04/15/35    $       55,523
        90,441     Series 2010-3778, Class L........................................     3.50%       12/15/25            95,076
       152,926     Series 2017-360, Class 250.......................................     2.50%       11/15/47           160,333
        87,214     Series 2020-4993, Class OP, PO...................................      (b)        10/25/58            84,626
                Federal National Mortgage Association
       158,229     Series 2006-56, Class FE, 1 Mo. LIBOR + 0.43% (a)................     0.51%       07/25/36           159,790
       124,445     Series 2011-47, Class GF, 1 Mo. LIBOR + 0.57% (a)................     0.65%       06/25/41           126,522
       184,787     Series 2018-50, Class BA.........................................     3.00%       07/25/48           192,765
        12,886     Series 2018-86, Class JA.........................................     4.00%       05/25/47            13,424
       112,298     Series 2019-67, Class FE, 1 Mo. LIBOR + 0.45% (a)................     0.53%       11/25/49           113,205
                                                                                                                 --------------
                                                                                                                      1,001,264
                                                                                                                 --------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.1%
                Federal Home Loan Mortgage Corporation Multifamily Structured
                  Pass-Through Certificates
     3,200,000     Series 2013-K024, Class X3, IO (c)...............................     1.71%       11/25/40            52,364
     1,000,000     Series 2018-K732, Class X3, IO (c)...............................     2.25%       05/25/46            76,755
       300,000     Series 2019-KS11, Class XFX, IO (c)..............................     1.76%       06/25/29            30,130
                FREMF Mortgage Trust
    21,686,166     Series 2017-K726, Class X2B, IO (d)..............................     0.10%       07/25/49            53,650
                                                                                                                 --------------
                                                                                                                        212,899
                                                                                                                 --------------
                PASS-THROUGH SECURITIES -- 51.6%
                Federal Home Loan Mortgage Corporation
        77,138     Pool G08681......................................................     3.50%       12/01/45            82,891
        41,190     Pool G08792......................................................     3.50%       12/01/47            43,850
       137,420     Pool G60659......................................................     3.50%       08/01/46           148,740
       159,181     Pool G61748......................................................     3.50%       11/01/48           173,317
       183,168     Pool G67706......................................................     3.50%       12/01/47           198,952
       240,369     Pool G67710......................................................     3.50%       03/01/48           258,926
       147,404     Pool SD0499......................................................     3.00%       08/01/50           157,206
        88,859     Pool SD7502......................................................     3.50%       07/01/49            95,472
       181,767     Pool SD7511......................................................     3.50%       01/01/50           196,637
       105,285     Pool SD7513......................................................     3.50%       04/01/50           114,141
       107,959     Pool ZM1779......................................................     3.00%       09/01/46           114,369
                Federal National Mortgage Association
        44,615     Pool BE3619......................................................     4.00%       05/01/47            48,239
        69,046     Pool CA0995......................................................     3.50%       01/01/48            75,211
       741,446     Pool CA5689......................................................     3.00%       05/01/50           788,920
        90,905     Pool FM2870......................................................     3.00%       03/01/50            96,579
        80,730     Pool MA4093......................................................     2.00%       08/01/40            82,342
       113,909     Pool MA4152......................................................     2.00%       10/01/40           116,820
       176,352     Pool MA4176......................................................     2.00%       11/01/40           180,266
       184,962     Pool MA4204......................................................     2.00%       12/01/40           188,437
       220,797     Pool MA4333......................................................     2.00%       05/01/41           226,447
     4,475,000     Pool TBA (e).....................................................     1.50%       10/15/36         4,542,993
     8,525,000     Pool TBA (e).....................................................     2.00%       10/15/36         8,810,377
    40,775,000     Pool TBA (e).....................................................     2.00%       10/15/51        41,272,887
    39,750,000     Pool TBA (e).....................................................     2.50%       10/15/51        41,216,699


Page 76                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Government National Mortgage Association
$       71,060     Pool MA3873......................................................     3.00%       08/20/46    $       74,729
        91,310     Pool MA4382......................................................     3.50%       04/20/47            96,483
        71,064     Pool MA4778......................................................     3.50%       10/20/47            75,840
        52,405     Pool MA4779......................................................     4.00%       10/20/47            55,836
     6,600,000     Pool TBA (e).....................................................     2.00%       10/15/51         6,727,102
    10,650,000     Pool TBA (e).....................................................     2.50%       10/15/51        11,026,494
                                                                                                                 --------------
                                                                                                                    117,287,202
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES........................................     118,501,365
                (Cost $118,262,587)                                                                              --------------

MORTGAGE-BACKED SECURITIES -- 26.5%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.5%
                Alternative Loan Trust
       255,804     Series 2005-16, Class A4, 1 Mo. LIBOR + 0.48% (a)................     0.56%       06/25/35           239,774
       114,326     Series 2006-HY12, Class A5 (c)...................................     2.98%       08/25/36           114,977
       154,260     Series 2007-5CB, Class 1A11......................................     6.00%       04/25/37           118,238
       136,639     Series 2007-15CB, Class A5.......................................     5.75%       07/25/37           111,625
       441,210     Series 2007-HY8C, Class A1, 1 Mo. LIBOR + 0.16% (a)..............     0.24%       09/25/47           430,350
       203,362     Series 2007-OA7, Class A1A, 1 Mo. LIBOR + 0.18% (a)..............     0.26%       05/25/47           194,970
                American Home Mortgage Assets Trust
       435,490     Series 2006-1, Class 1A1, 1 Mo. LIBOR + 0.42% (a)................     0.50%       05/25/46           414,113
       140,234     Series 2006-3, Class 1A1, 12 Mo. Treasury Average +
                      0.97% (a).....................................................     1.07%       10/25/46           134,700
       419,381     Series 2007-2, Class A1, 1 Mo. LIBOR + 0.13% (a).................     0.21%       03/25/47           403,742
                American Home Mortgage Investment Trust
       417,640     Series 2006-3, Class 11A1, 1 Mo. LIBOR + 0.36% (a)...............     0.44%       12/25/46           403,490
                Banc of America Funding Trust
       159,274     Series 2007-C, Class 7A1, 1 Mo. LIBOR + 0.42% (a)................     0.51%       05/20/47           159,190
        27,059     Series 2015-R2, Class 4A1, 1 Mo. LIBOR + 0.17% (a) (d)...........     0.25%       09/29/36            27,061
                BCAP LLC Trust
       113,189     Series 2006-AA2, Class A1, 1 Mo. LIBOR + 0.34% (a)...............     0.42%       01/25/37           111,957
                Bear Stearns ALT-A Trust
           980     Series 2004-8, Class 2A, 1 Mo. LIBOR + 0.68% (a).................     0.76%       09/25/34               981
       516,536     Series 2005-1, Class M2, 1 Mo. LIBOR + 1.13% (a).................     1.21%       01/25/35           552,740
       789,009     Series 2006-1, Class 21A2 (c)....................................     3.06%       02/25/36           664,547
                Bear Stearns ARM Trust
       210,876     Series 2005-1, Class 2A1 (c).....................................     2.85%       03/25/35           211,289
                Bear Stearns Mortgage Funding Trust
       125,110     Series 2006-AR5, Class 2A1, 1 Mo. LIBOR + 0.19% (a)..............     0.27%       01/25/37           117,210
                CHL Mortgage Pass-Through Trust
       246,586     Series 2004-25, Class 2A1, 1 Mo. LIBOR + 0.68% (a)...............     0.76%       02/25/35           232,897
       124,217     Series 2007-20, Class A1.........................................     6.50%       01/25/38            93,207
                CIM Trust
       331,826     Series 2021-R3, Class A1A (d)....................................     1.95%       06/25/57           333,692
       784,618     Series 2021-R4, Class A1A (d)....................................     2.00%       05/01/61           790,307
       143,066     Series 2021-NR3, Class A1, steps up to 5.57% on
                     04/26/24 (d) (f)...............................................     2.57%       06/25/57           143,386
                Citigroup Mortgage Loan Trust
       310,152     Series 2009-10, Class 2A2 (d)....................................     7.00%    12/25/35              290,512


                        See Notes to Financial Statements                Page 77


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                Credit Suisse Mortgage Trust
$      542,297     Series 2014-8R, Class 3A2 (c) (d)................................     3.84%       02/27/36    $      466,101
       405,564     Series 2019-RPL9, Class A1 (d)...................................     2.97%       10/27/59           408,950
       354,894     Series 2020-RPL2, Class A12 (d)..................................     3.43%       02/25/60           358,868
       442,824     Series 2021-RPL4, Class A1 (d)...................................     1.80%       12/27/60           445,412
                Deutsche Alt-A Securities Mortgage Loan Trust
       218,244     Series 2007-3, Class 2A1, 1 Mo. LIBOR + 0.75% (a)................     0.83%       10/25/47           205,949
       370,548     Series 2007-AR3, Class 2A5, 1 Mo. LIBOR + 0.40% (a)..............     0.48%       06/25/37           357,329
                DSLA Mortgage Loan Trust
       480,460     Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.29% (a).............     0.38%       10/19/45           468,919
                GreenPoint Mortgage Funding Trust
       188,600     Series 2005-AR4, Class G41B, 1 Mo. LIBOR + 0.20% (a).............     0.28%       10/25/45           177,254
                GreenPoint MTA Trust
       399,891     Series 2005-AR1, Class A2, 1 Mo. LIBOR + 0.44% (a)...............     0.52%       06/25/45           378,931
        41,694     Series 2005-AR3, Class 1A1, 1 Mo. LIBOR + 0.48% (a)..............     0.56%       08/25/45            40,349
                GSR Mortgage Loan Trust
       259,979     Series 2006-OA1, Class 2A2, 1 Mo. LIBOR + 0.52% (a)..............     0.60%       08/25/46           149,038
                HomeBanc Mortgage Trust
       700,000     Series 2005-4, Class M1, 1 Mo. LIBOR + 0.71% (a).................     0.79%       10/25/35           701,386
                Impac CMB Trust
       279,941     Series 2007-A, Class A, 1 Mo. LIBOR + 0.50% (a) (d)..............     0.58%       05/25/37           279,994
                IndyMac INDX Mortgage Loan Trust
       163,172     Series 2005-AR29, Class A1 (c)...................................     3.05%       01/25/36           157,631
       978,873     Series 2006-AR2, Class 1A1B, 1 Mo. LIBOR + 0.42% (a).............     0.50%       04/25/46           937,891
        85,598     Series 2006-AR3, Class 2A1A (c)..................................     2.97%       03/25/36            75,940
        65,881     Series 2006-AR9, Class 3A2, 1 Mo. LIBOR + 0.35% (a)..............     0.43%       06/25/36            60,747
       734,935     Series 2006-AR13, Class A3 (c)...................................     2.91%       07/25/36           651,838
       176,781     Series 2006-AR19, Class 5A2 (c)..................................     3.03%       08/25/36           157,735
       572,898     Series 2006-AR31, Class A3 (c)...................................     3.13%       11/25/36           568,937
       851,923     Series 2007-AR21, Class 6A1 (c)..................................     2.78%       09/25/37           733,089
       122,269     Series 2007-FLX2, Class A1A, 1 Mo. LIBOR + 0.16% (a).............     0.24%       04/25/37           115,801
       975,212     Series 2007-FLX3, Class A1, 1 Mo. LIBOR + 0.24% (a)..............     0.32%       06/25/37           977,062
                JP Morgan Alternative Loan Trust
       482,611     Series 2006-A1, Class 1A1, 1 Mo. LIBOR + 0.46% (a)...............     0.54%       03/25/36           472,704
                Lehman XS Trust
       136,802     Series 2005-5N, Class 3A1A, 1 Mo. LIBOR + 0.30% (a)..............     0.38%       11/25/35           136,065
     1,012,111     Series 2005-7N, Class 1A1A, 1 Mo. LIBOR + 0.54% (a)..............     0.62%       12/25/35           998,508
       480,593     Series 2006-10N, Class 1A4A, 1 Mo. LIBOR + 0.60% (a).............     0.68%       07/25/46           422,879
       240,991     Series 2007-12N, Class 1A3A, 1 Mo. LIBOR + 0.20% (a).............     0.28%       07/25/47           242,421
       487,959     Series 2007-16N, Class 1A1, 1 Mo. LIBOR + 0.47% (a)..............     0.55%       09/25/47           488,676
                Luminent Mortgage Trust
       752,994     Series 2005-1, Class A1, 1 Mo. LIBOR + 0.52% (a).................     0.60%       11/25/35           740,808
                MASTR Adjustable Rate Mortgages Trust
       707,087     Series 2007-2, Class A1, 1 Mo. LIBOR + 0.30% (a).................     0.38%       03/25/47           691,985
     1,800,000     Series 2007-HF2, Class A2, 1 Mo. LIBOR + 1.10% (a)...............     1.18%       09/25/37           873,866
                Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
       300,000     Series 2005-4, Class M2, 1 Mo. LIBOR + 0.75% (a).................     0.83%       11/25/35           293,367
                RALI Trust
       562,763     Series 2005-QO1, Class A1, 1 Mo. LIBOR + 0.30% (a)...............     0.38%       08/25/35           482,698
       158,519     Series 2006-QA6, Class A1, 1 Mo. LIBOR + 0.38% (a)...............     0.46%       07/25/36           161,387


Page 78                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                RALI Trust (Continued)
$    3,400,020     Series 2006-QO2, Class A1, 1 Mo. LIBOR + 0.44% (a)...............     0.52%       02/25/46    $    1,001,995
       270,752     Series 2006-QS7, Class A2........................................     6.00%       06/25/36           257,888
       399,046     Series 2007-QH4, Class A1, 1 Mo. LIBOR + 0.19% (a)...............     0.27%       05/25/37           384,721
       461,913     Series 2007-QH9, Class A1 (c)....................................     1.36%       11/25/37           442,885
       124,576     Series 2007-QS1, Class 1A4.......................................     6.00%       01/25/37           122,011
       224,397     Series 2007-QS2, Class A4........................................     6.25%       01/25/37           215,908
                Residential Asset Securitization Trust
       269,448     Series 2006-A8, Class 3A4........................................     6.00%       08/25/36           193,443
                RFMSI Trust
       738,488     Series 2006-S10, Class 1A1.......................................     6.00%       10/25/36           727,041
                Structured Adjustable Rate Mortgage Loan Trust
       993,140     Series 2005-17, Class 3A1 (c)....................................     2.88%       08/25/35           959,034
       532,532     Series 2006-12, Class 1A1, 1 Mo. LIBOR + 0.32% (a)...............     0.40%       01/25/37           536,603
                Structured Asset Mortgage Investments II Trust
       268,954     Series 2005-AR8, Class A2, 12 Mo. Treasury Average + 1.48% (a)...     1.98%       02/25/36           266,457
       746,113     Series 2006-AR6, Class 2A1, 1 Mo. LIBOR + 0.38% (a)..............     0.46%       07/25/46           652,672
       184,735     Series 2006-AR7, Class A1A, 1 Mo. LIBOR + 0.42% (a)..............     0.50%       08/25/36           186,968
       179,293     Series 2006-AR7, Class A1BG, 1 Mo. LIBOR + 0.12% (a).............     0.20%       08/25/36           169,513
       980,238     Series 2007-AR1, Class 2A1, 1 Mo. LIBOR + 0.18% (a)..............     0.26%       01/25/37           943,891
        55,741     Series 2007-AR3, Class 2A1, 1 Mo. LIBOR + 0.19% (a)..............     0.27%       09/25/47            53,626
                WaMu Mortgage Pass-Through Certificates Trust
       403,702     Series 2005-AR8, Class 2AC2, 1 Mo. LIBOR + 0.92% (a).............     1.00%       07/25/45           401,359
       186,625     Series 2005-AR17, Class A1A2, 1 Mo. LIBOR + 0.58% (a)............     0.66%       12/25/45           178,433
        68,141     Series 2006-AR3, Class A1A, 12 Mo. Treasury Average +
                      1.00% (a).....................................................     1.10%       02/25/46            68,829
     1,105,369     Series 2006-AR17, Class 1A1A, 12 Mo. Treasury Average +
                      0.81% (a).....................................................     0.92%       12/25/46         1,068,775
                Washington Mutual Mortgage Pass-Through Certificates WMALT
       742,648     Series 2006-AR6, Class 2A, 12 Mo. Treasury Average + 0.96% (a)...     1.06%       08/25/46           496,748
       282,658     Series 2006-AR10, Class A2A, 1 Mo. LIBOR + 0.17% (a).............     0.25%       12/25/36           276,416
                                                                                                                 --------------
                                                                                                                     30,780,686
                                                                                                                 --------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 13.0%
                BAMLL Commercial Mortgage Securities Trust
       105,000     Series 2018-PARK, Class A (c) (d)................................     4.23%       08/10/38           121,084
       163,000     Series 2020-JGDN, Class A, 1 Mo. LIBOR + 2.75% (a) (d)...........     2.85%       11/15/30           165,939
                BBCMS Mortgage Trust
       210,000     Series 2013-TYSN, Class E (d)....................................     3.71%       09/05/32           209,822
       120,000     Series 2015-SRCH, Class A2 (d)...................................     4.20%       08/10/35           136,887
       500,000     Series 2020-BID, Class A, 1 Mo. LIBOR + 2.14% (a) (d)............     2.24%       10/15/37           504,437
       545,000     Series 2020-BID, Class D, 1 Mo. LIBOR + 4.63% (a) (d)............     4.73%       10/15/37           553,025
                BDS Ltd.
       662,000     Series 2020-FL6, Class C, SOFR + 2.36% (a) (d)...................     2.41%       09/15/35           673,879
                Benchmark Mortgage Trust
       117,000     Series 2020-B18, Class AGNF (d)..................................     4.14%       07/15/53           119,170
                BF Mortgage Trust
       450,000     Series 2019-NYT, Class A, 1 Mo. LIBOR + 1.20% (a) (d)............     1.30%       12/15/35           451,468
                BFLD Trust
       450,000     Series 2020-EYP, Class F, 1 Mo. LIBOR + 4.20% (a) (d)............     4.30%       10/15/35           456,116
       320,000     Series 2020-OBRK, Class A, 1 Mo. LIBOR + 2.05% (a) (d)...........     2.15%       11/15/28           323,797
       200,000     Series 2021-FPM, Class B, 1 Mo. LIBOR + 2.50% (a) (d)............     2.60%       06/15/38           200,932


                        See Notes to Financial Statements                Page 79


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                BPR Trust
$      290,597     Series 2021-WILL, Class A, 1 Mo. LIBOR + 1.75% (a) (d)...........     1.85%       06/15/38    $      291,165
                BWAY Mortgage Trust
    19,560,737     Series 2013-1515, Class XA, IO (c) (d)...........................     0.73%       03/10/33           329,057
                BX Commercial Mortgage Trust
        35,000     Series 2018-IND, Class G, 1 Mo. LIBOR + 2.05% (a) (d)............     2.15%       11/15/35            35,149
       405,071     Series 2020-FOX, Class F, 1 Mo. LIBOR + 4.25% (a) (d)............     4.35%       11/15/32           408,450
       750,000     Series 2021-SOAR, Class J, 1 Mo. LIBOR + 3.75% (a) (d)...........     3.85%       06/15/38           754,883
                BX Trust
       127,000     Series 2019-CALM, Class A, 1 Mo. LIBOR + 0.88% (a) (d)...........     0.97%       11/15/32           127,209
                CALI Mortgage Trust
       100,000     Series 2019-101C, Class A (d)....................................     3.96%       03/10/39           114,492
                CAMB Commercial Mortgage Trust
       332,500     Series 2019-LIFE, Class A, 1 Mo. LIBOR + 1.07% (a) (d)...........     1.17%       12/15/37           333,648
       890,000     Series 2019-LIFE, Class G, 1 Mo. LIBOR + 3.25% (a) (d)...........     3.35%       12/15/37           895,674
                Citigroup Commercial Mortgage Trust
     1,113,133     Series 2012-GC8, Class XA, IO (c) (d)............................     1.89%       09/10/45            11,708
       757,724     Series 2013-GC15, Class XA, IO (c)...............................     1.00%       09/10/46            10,392
     4,674,228     Series 2016-P3, Class XA, IO (c).................................     1.85%       04/15/49           264,597
       151,379     Series 2020-WSS, Class A, 1 Mo. LIBOR + 1.95% (a) (d)............     2.05%       02/15/39           156,997
                COMM Mortgage Trust
       317,000     Series 2012-CR4, Class AM........................................     3.25%       10/15/45           319,546
     4,643,327     Series 2012-CR4, Class XA, IO (c)................................     1.84%       10/15/45            66,352
     7,619,284     Series 2013-CR12, Class XA, IO (c)...............................     1.28%       10/10/46           152,130
     1,131,743     Series 2013-LC13, Class XA, IO (c)...............................     1.18%       08/10/46            18,606
       567,014     Series 2014-CR14, Class A2.......................................     3.15%       02/10/47           574,303
    25,005,324     Series 2014-CR14, Class XA, IO (c)...............................     0.71%       02/10/47           295,523
     6,684,755     Series 2014-CR17, Class XA, IO (c)...............................     1.12%       05/10/47           138,099
     1,638,022     Series 2014-UBS2, Class XA, IO (c)...............................     1.29%       03/10/47            37,315
       579,050     Series 2014-UBS3, Class XA, IO (c)...............................     1.23%       06/10/47            13,980
    11,151,000     Series 2014-UBS3, Class XB, IO (c) (d)...........................     0.42%       06/10/47            94,177
     7,000,000     Series 2015-LC21, Class XE, IO (c) (d)...........................     1.23%       07/10/48           271,068
        35,000     Series 2020-CX, Class E (c) (d)..................................     2.77%       11/10/46            33,648
                CSAIL Commercial Mortgage Trust
    21,838,335     Series 2015-C2, Class XA, IO (c).................................     0.88%       06/15/57           489,137
     6,154,525     Series 2015-C4, Class XA, IO (c).................................     0.97%       11/15/48           183,496
     3,080,123     Series 2016-C5, Class XA, IO (c).................................     1.09%       11/15/48            97,878
                Credit Suisse Mortgage Trust
       182,000     Series 2019-UVIL, Class B (c) (d)................................     3.39%       12/15/41           190,977
       800,000     Series 2020-TMIC, Class A, 1 Mo. LIBOR + 3.00% (a) (d)...........     3.25%       12/15/35           813,972
       611,000     Series 2021-BPNY, Class A, 1 Mo. LIBOR + 3.71% (a) (d)...........     3.81%       08/15/23           612,526
                DBUBS Mortgage Trust
       120,000     Series 2017-BRBK, Class A (d)....................................     3.45%       10/10/34           128,024
                DC Office Trust
        75,000     Series 2019-MTC, Class A (d).....................................     2.97%       09/15/45            80,823
                DROP Mortgage Trust
       340,000     Series 2021-FILE, Class A, 1 Mo. LIBOR + 1.15% (a) (d)...........     1.25%       04/15/26           342,543
       386,000     Series 2021-FILE, Class B, 1 Mo. LIBOR + 1.70% (a) (d)...........     1.80%       04/15/26           387,942
                GPMT Ltd.
       840,000     Series 2021-FL3, Class A, 1 Mo. LIBOR + 1.25% (a) (d)............     1.34%       07/16/35           841,478


Page 80                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                Grace Trust
$    1,000,000     Series 2020-GRCE, Class X, IO (c) (d)............................     0.30%       12/10/40    $       26,358
                GS Mortgage Securities Corp. Trust
       763,434     Series 2019-BOCA, Class A, 1 Mo. LIBOR + 1.20% (a) (d)...........     1.30%       06/15/38           765,153
                GS Mortgage Securities Corp. II
     5,825,033     Series 2013-GC10, Class XA, IO (c)...............................     1.63%       02/10/46            95,838
                GS Mortgage Securities Corp. Trust
       320,000     Series 2012-ALOH, Class A (d)....................................     3.55%       04/10/34           322,441
       175,000     Series 2020-TWN3, Class A, 1 Mo. LIBOR + 2.00% (a) (d)...........     2.10%       11/15/37           176,194
                GS Mortgage Securities Trust
       170,990     Series 2011-GC5, Class AS (d)....................................     5.21%       08/10/44           171,856
     2,116,657     Series 2011-GC5, Class XA, IO (c) (g)............................     0.09%       08/10/44                21
     8,476,732     Series 2012-GC6, Class XA, IO (c) (g)............................     1.91%       01/10/45                85
    21,269,635     Series 2015-GC28, Class XA, IO (c)...............................     1.13%       02/10/48           601,531
       280,000     Series 2018-HART, Class A, 1 Mo. LIBOR + 1.09% (a) (d)...........     1.19%       10/15/31           280,215
                Hilton USA Trust
       700,000     Series 2016-SFP, Class C (d).....................................     4.12%       11/05/35           706,595
                Hudson Yards Mortgage Trust
        75,000     Series 2019-55HY, Class A (c) (d)................................     3.04%       12/10/41            81,235
                JP Morgan Chase Commercial Mortgage Securities Trust
     5,358,061     Series 2013-C16, Class XA, IO (c)................................     1.08%       12/15/46            87,724
     1,905,060     Series 2013-LC11, Class XA, IO (c)...............................     1.38%       04/15/46            28,949
    19,243,579     Series 2014-C20, Class XA, IO (c)................................     1.01%       07/15/47           302,496
       374,000     Series 2021-1440, Class B, 1 Mo. LIBOR + 1.75% (a) (d)...........     1.85%       03/15/36           374,751
                JPMBB Commercial Mortgage Securities Trust
     1,006,997     Series 2015-C32, Class XA, IO (c)................................     1.36%       11/15/48            28,820
                JPMCC Commercial Mortgage Securities Trust
       184,217     Series 2017-JP5, Class A2........................................     3.24%       03/15/50           185,493
                JPMDB Commercial Mortgage Securities Trust
     6,183,222     Series 2016-C2, Class XA, IO (c).................................     1.71%       06/15/49           324,912
                KKR Industrial Portfolio Trust
       226,588     Series 2020-AIP, Class F, 1 Mo. LIBOR + 3.43% (a) (d)............     3.52%       03/15/37           227,430
                Last Mile Logistics Pan Euro Finance DAC........................
       720,000     Series 1A, Class E, 3 Mo. EURIBOR + 2.70% (a) (d)................     2.70%       08/17/33           851,599
                Merit Hill Commercial Mortgage Pass-Through Certificates
       320,000     Series 2020-HILL, Class F, 1 Mo. LIBOR + 4.10% (a) (d)...........     4.20%       08/15/37           323,340
                MF1 Ltd.
       365,288     Series 2020-FL3, Class A, SOFR + 2.16% (a) (d)...................     2.21%       07/15/35           369,507
                MHC Commercial Mortgage Trust
       205,000     Series 2021-MHC, Class E, 1 Mo. LIBOR + 2.10% (a) (d)............     2.20%       04/15/38           205,565
                MKT Mortgage Trust
        95,000     Series 2020-525M, Class A (d)....................................     2.69%       02/12/40           100,644
                Morgan Stanley Bank of America Merrill Lynch Trust
     1,865,790     Series 2013-C13, Class XA, IO (c)................................     1.11%       11/15/46            31,823
     5,326,730     Series 2014-C14, Class XA, IO (c)................................     1.16%       02/15/47            99,381
    10,866,482     Series 2015-C20, Class XA, IO (c)................................     1.41%       02/15/48           358,691
                MSCG Trust
       540,000     Series 2015-ALDR, Class A2 (c) (d)...............................     3.58%       06/07/35           560,137


                        See Notes to Financial Statements                Page 81


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                Natixis Commercial Mortgage Securities Trust
$      415,000     Series 2019-1776, Class A (d)....................................     2.51%       10/15/36    $      427,899
       435,000     Series 2019-FAME, Class A (d)....................................     3.05%       08/15/36           445,552
       330,000     Series 2019-MILE, Class D, 1 Mo. LIBOR + 2.75% (a) (d)...........     2.85%       07/15/36           330,529
        75,000     Series 2020-2PAC, Class A (d)....................................     2.97%       12/15/38            78,667
                One Bryant Park Trust
       125,000     Series 2019-OBP, Class A (d).....................................     2.52%       09/15/54           131,064
                One Market Plaza Trust
     1,055,000     Series 2017-1MKT, Class C (d)....................................     4.02%       02/10/32         1,070,377
       417,000     Series 2017-1MKT, Class D (d)....................................     4.15%       02/10/32           423,851
                SFAVE Commercial Mortgage Securities Trust
       270,000     Series 2015-5AVE, Class A2A (c) (d)..............................     3.66%       01/05/43           302,609
       340,000     Series 2015-5AVE, Class A2B (c) (d)..............................     4.14%       01/05/43           377,811
                SG Commercial Mortgage Securities Trust
       750,000     Series 2019-787E, Class E (c) (d)................................     4.66%       02/15/41           768,453
                Shops at Crystals Trust
       170,000     Series 2016-CSTL, Class A (d)....................................     3.13%       07/05/36           179,072
                SLG Office Trust
       385,000     Series 2021-OVA, Class G (d).....................................     2.85%       07/15/41           356,920
                UBS Commercial Mortgage Trust
     3,045,940     Series 2012-C1, Class XA, IO (c) (d).............................     2.20%       05/10/45             9,963
                UBS-Barclays Commercial Mortgage Trust
     5,262,602     Series 2012-C2, Class XA, IO (c) (d).............................     1.43%       05/10/63            35,607
       650,922     Series 2012-C3, Class XA, IO (c) (d).............................     1.98%       08/10/49             7,667
       161,765     Series 2012-C4, Class A3.........................................     2.53%       12/10/45           162,285
                Wells Fargo Commercial Mortgage Trust
     8,808,922     Series 2015-C26, Class XA, IO (c)................................     1.35%       02/15/48           305,971
    16,256,221     Series 2015-C27, Class XA, IO (c)................................     1.43%       02/15/48           392,540
    29,398,553     Series 2015-C28, Class XA, IO (c)................................     0.74%       05/15/48           550,714
     3,527,038     Series 2015-C30, Class XA, IO (c)................................     1.04%       09/15/58           107,141
     1,993,112     Series 2015-LC22, Class XA, IO (c)...............................     0.93%       09/15/58            52,165
     6,979,206     Series 2015-NXS3, Class XA, IO (c)...............................     1.05%       09/15/57           216,835
     3,948,934     Series 2016-C33, Class XA, IO (c)................................     1.78%       03/15/59           241,875
     5,823,000     Series 2016-C37, Class XEF, IO (c) (d)...........................     1.60%       12/15/49           426,658
     1,237,236     Series 2016-BNK1, Class XA, IO (c)...............................     1.86%       08/15/49            84,853
                WFRBS Commercial Mortgage Trust
       633,474     Series 2012-C9, Class XA, IO (c) (d).............................     2.02%       11/15/45             8,345
     3,862,381     Series 2014-C20, Class XA, IO (c)................................     1.08%       05/15/47            72,730
     1,039,474     Series 2014-C22, Class XA, IO (c)................................     0.94%       09/15/57            20,080
     4,999,709     Series 2014-C24, Class XA, IO (c)................................     1.00%       11/15/47           115,274
    13,098,729     Series 2014-LC14, Class XA, IO (c)...............................     1.43%       03/15/47           324,373
                                                                                                                 --------------
                                                                                                                     29,550,184
                                                                                                                 --------------
                TOTAL MORTGAGE-BACKED SECURITIES...............................................................      60,330,870
                (Cost $60,053,642)                                                                               --------------

U.S. GOVERNMENT BONDS AND NOTES -- 20.0%

       130,000  U.S. Treasury Bond..................................................     2.38%       05/15/51           143,396
       465,000  U.S. Treasury Bond..................................................     2.00%       08/15/51           472,629
     4,115,000  U.S. Treasury Note..................................................     0.13%       06/30/23         4,111,946
     7,570,000  U.S. Treasury Note..................................................     0.13%       07/31/23         7,561,425


Page 82                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT BONDS AND NOTES (CONTINUED)

$   16,215,000  U.S. Treasury Note..................................................     0.13%       08/31/23    $   16,189,031
     3,795,000  U.S. Treasury Note..................................................     0.88%       06/30/26         3,816,643
     3,810,000  U.S. Treasury Note..................................................     0.63%       07/31/26         3,784,402
     4,330,000  U.S. Treasury Note..................................................     0.75%       08/31/26         4,325,771
     5,135,000  U.S. Treasury Note..................................................     1.25%       08/15/31         5,110,528
                                                                                                                 --------------
                Total U.S. Government Bonds and Notes..........................................................      45,515,771
                (Cost $45,421,028)                                                                               --------------

ASSET-BACKED SECURITIES -- 18.9%

                Accredited Mortgage Loan Trust
       169,452     Series 2005-1, Class M2, 1 Mo. LIBOR + 1.04% (a).................     1.12%       04/25/35           169,898
                ACE Securities Corp. Home Equity Loan Trust
       104,302     Series 2006-OP2, Class A1, 1 Mo. LIBOR + 0.16% (a)...............     0.24%       08/25/36           102,207
     1,619,782     Series 2007-HE1, Class A1, 1 Mo. LIBOR + 0.30% (a)...............     0.38%       01/25/37         1,083,537
                AGL CLO 7 Ltd.
     1,000,000     Series 2020-7A, Class BR, 3 Mo. LIBOR + 1.70% (a) (d)............     1.83%       07/15/34         1,001,240
                AIG CLO Ltd.
       320,000     Series 2018-1A, Class BR, 3 Mo. LIBOR + 1.70% (a) (d)............     1.83%       04/20/32           320,240
                Aimco CLO 12 Ltd.
       850,000     Series 2020-12A, Class A, 3 Mo. LIBOR + 1.21% (a) (d)............     1.34%       01/17/32           851,837
                Ameriquest Mortgage Securities, Inc., Asset Backed Pass-Through Ctfs
       290,000     Series 2005-R11, Class M3, 1 Mo. LIBOR + 0.75% (a)...............     0.83%       01/25/36           287,414
                AMMC CLO
       169,842     Series 2016-19A, Class AR, 3 Mo. LIBOR + 1.14% (a) (d)...........     1.27%       10/16/28           169,926
       450,000     Series 2013-13A, Class A1R2, 3 Mo. LIBOR + 1.05% (a) (d).........     1.18%       07/24/29           449,888
                Argent Securities Trust
       799,487     Series 2006-M1, Class A2C, 1 Mo. LIBOR + 0.30% (a)...............     0.38%       07/25/36           328,198
                Argent Securities, Inc., Asset-Backed Pass-Through Certificates
       600,000     Series 2005-W3, Class M2, 1 Mo. LIBOR + 0.69% (a)................     0.77%       11/25/35           574,698
       225,806     Series 2005-W5, Class A2D, 1 Mo. LIBOR + 0.64% (a)...............     0.72%       01/25/36           220,160
                Blackrock DLF VIII-L CLO Trust
       425,000     Series 2021-1A, Class A, 3 Mo. LIBOR + 1.35% (a) (d).............     1.43%       04/17/32           425,210
                BlueMountain CLO XXX Ltd.
        60,000     Series 2020-30A, Class B, 3 Mo. LIBOR + 1.80% (a) (d)............     1.93%       01/15/33            60,075
                Carvana Auto Receivables Trust
       750,000     Series 2021-N3, Class N (d) (h)..................................     2.53%       06/12/28           752,954
                C-BASS Mortgage Loan Trust
       910,443     Series 2007-CB3, Class A3 (f)....................................     3.43%       03/25/37           456,063
     1,047,009     Series 2007-CB3, Class A4 (f)....................................     3.43%       03/25/37           524,261
                C-BASS Trust
       230,828     Series 2006-CB7, Class A5, 1 Mo. LIBOR + 0.24% (a)...............     0.32%       10/25/36           198,173
     1,039,436     Series 2007-CB1, Class AF1B (f)..................................     3.26%       01/25/37           472,055
                Citigroup Mortgage Loan Trust, Inc.
       160,000     Series 2007-WFH3, Class M1, 1 Mo. LIBOR + 0.26% (a)..............     0.34%       06/25/37           157,355
                CoreVest American Finance Trust
       237,000     Series 2017-1, Class D (d).......................................     4.36%       10/15/49           240,627
     3,068,984     Series 2021-2, Class XA, IO (c) (d)..............................     3.16%       07/15/54           425,723
                Credit-Based Asset Servicing and Securitization LLC
       158,509     Series 2007-CB6, Class A1, 1 Mo. LIBOR + 0.12% (a) (d)...........     0.21%       07/25/37           126,161


                        See Notes to Financial Statements                Page 83


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                CWABS Asset-Backed Certificates Trust
$      169,648     Series 2005-1, Class MV6, 1 Mo. LIBOR + 1.10% (a)................     1.18%       07/25/35    $      170,293
        31,516     Series 2005-16, Class MV1, 1 Mo. LIBOR + 0.46% (a)...............     0.54%       05/25/36            31,518
       350,000     Series 2005-17, Class MV2, 1 Mo. LIBOR + 0.48% (a)...............     0.56%       05/25/36           342,834
                Dryden CLO Ltd.
       615,000     Series 2019-72A, Class BR, 3 Mo. LIBOR + 1.65% (a) (d)...........     1.77%       05/15/32           615,013
                Eaton Vance CLO Ltd.
       575,000     Series 2019-1A, Class AR, 3 Mo. LIBOR + 1.10% (a) (d)............     1.23%       04/15/31           575,537
                First Franklin Mortgage Loan Trust
       565,000     Series 2006-FF7, Class 2A4, 1 Mo. LIBOR + 0.48% (a)..............     0.56%       05/25/36           531,230
       479,144     Series 2006-FF11, Class 2A3, 1 Mo. LIBOR + 0.30% (a).............     0.38%       08/25/36           470,287
                Fremont Home Loan Trust
        90,214     Series 2005-A, Class M3, 1 Mo. LIBOR + 0.74% (a).................     0.82%       01/25/35            89,750
                GCI Funding I LLC
     1,051,869     Series 2021-1, Class A (d).......................................     2.38%       06/18/46         1,061,620
                GoldenTree Loan Opportunities IX Ltd.
       400,000     Series 2014-9A, Class AR2, 3 Mo. LIBOR + 1.11% (a) (d)...........     1.24%       10/29/29           400,199
                Golub Capital Partners CLO L.P.
     1,100,000     Series 2021-54A, Class A, 3 Mo. LIBOR + 1.53% (a) (d)............     1.65%       08/05/33         1,100,652
                GSAA Home Equity Trust
     1,900,000     Series 2007-5, Class 1F3B........................................     6.00%       05/25/37           258,372
                GSAA Trust
     1,720,472     Series 2007-6, Class 3A1A, 1 Mo. LIBOR + 0.42% (a)...............     0.50%       05/25/47         1,432,527
                GSAMP Trust
       193,963     Series 2005-HE6, Class M2, 1 Mo. LIBOR + 0.68% (a)...............     0.76%       11/25/35           193,380
       300,000     Series 2006-HE3, Class A2D, 1 Mo. LIBOR + 0.50% (a)..............     0.58%       05/25/46           292,557
                Home Partners of America Trust
       545,000     Series 2017-1, Class E, 1 Mo. LIBOR + 2.65% (a) (d)..............     2.74%       07/17/34           546,743
                HSI Asset Securitization Corp. Trust
       231,665     Series 2006-WMC1, Class A4, 1 Mo. LIBOR + 0.50% (a)..............     0.58%       07/25/36           140,561
                Invitation Homes Trust
       722,733     Series 2018-SFR2, Class A, 1 Mo. LIBOR + 0.90% (a) (d)...........     1.00%       06/17/37           724,851
                JP Morgan Mortgage Acquisition Corp.
        37,340     Series 2005-OPT1, Class M2, 1 Mo. LIBOR + 0.71% (a)..............     0.79%       06/25/35            37,381
         6,137     Series 2005-WMC1, Class M2, 1 Mo. LIBOR + 0.66% (a)..............     0.74%       09/25/35             6,273
       208,713     Series 2006-FRE1, Class M1, 1 Mo. LIBOR + 0.59% (a)..............     0.67%       05/25/35           208,206
                JP Morgan Mortgage Acquisition Trust
     1,562,776     Series 2006-WMC2, Class A4, 1 Mo. LIBOR + 0.30% (a)..............     0.38%       07/25/36           920,111
       141,029     Series 2006-WMC4, Class A1A, 1 Mo. LIBOR + 0.13% (a).............     0.21%       12/25/36           105,270
                Lehman XS Trust
       414,057     Series 2006-15, Class A4, 1 Mo. LIBOR + 0.34% (a)................     0.42%       10/25/36           408,861
                Long Beach Mortgage Loan Trust
       154,514     Series 2005-WL2, Class M2, 1 Mo. LIBOR + 0.74% (a)...............     0.82%       08/25/35           155,110
       315,080     Series 2006-10, Class 2A3, 1 Mo. LIBOR + 0.16% (a)...............     0.24%       11/25/36           139,329
                Madison Park Funding XLV Ltd.
       825,000     Series 2020-45A, Class BR, 3 Mo. LIBOR + 1.70% (a) (d)...........     1.83%       07/15/34           826,023
                Mastr Asset Backed Securities Trust
       370,000     Series 2005-WMC1, Class M5, 1 Mo. LIBOR + 1.01% (a)..............     1.09%       03/25/35           371,013
     1,685,941     Series 2006-HE2, Class A3, 1 Mo. LIBOR + 0.30% (a)...............     0.38%       06/25/36           929,927
                Merrill Lynch First Franklin Mortgage Loan Trust
       394,104     Series 2007-1, Class A1, 1 Mo. LIBOR + 0.14% (a).................     0.22%       04/25/37           241,640
       769,275     Series 2007-3, Class A2B, 1 Mo. LIBOR + 0.13% (a)................     0.21%       06/25/37           723,760


Page 84                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Merrill Lynch Mortgage Investors Trust
$    1,257,063     Series 2006-HE6, Class A2B, 1 Mo. LIBOR + 0.30% (a)..............     0.38%       11/25/37    $      609,171
     1,000,000     Series 2006-OPT1, Class A2D, 1 Mo. LIBOR + 0.24% (a).............     0.32%       08/25/37           923,231
                Morgan Stanley Capital I, Inc., Trust
       212,025     Series 2006-HE1, Class A4, 1 Mo. LIBOR + 0.58% (a)...............     0.66%       01/25/36           209,685
        30,411     Series 2006-NC2, Class A2D, 1 Mo. LIBOR + 0.58% (a)..............     0.66%       02/25/36            30,286
                Navient Student Loan Trust
       320,000     Series 2015-3, Class B, 1 Mo. LIBOR + 1.50% (a)..................     1.58%       10/25/58           323,936
                Nelnet Student Loan Trust
       404,953     Series 2005-4, Class B, 3 Mo. LIBOR + 0.28% (a)..................     0.41%       09/22/35           372,348
       159,577     Series 2007-2A, Class A3L, 3 Mo. LIBOR + 0.35% (a) (d)...........     0.50%       03/25/26           159,459
       215,000     Series 2014-4A, Class A2, 1 Mo. LIBOR + 0.95% (a) (d)............     1.03%       11/25/48           220,128
       370,000     Series 2015-3A, Class A3, 1 Mo. LIBOR + 0.90% (a) (d)............     0.98%       06/25/54           365,616
                Nomura Home Equity Loan, Inc., Home Equity Loan Trust
        60,079     Series 2006-HE1, Class M1, 1 Mo. LIBOR + 0.62% (a)...............     0.70%       02/25/36            60,102
                Oakwood Mortgage Investors, Inc.
     1,005,445     Series 1999-C, Class A2..........................................     7.48%       08/15/27           951,281
       582,662     Series 2001-C, Class A2..........................................     5.92%       06/15/31           101,065
                Option One Mortgage Loan Trust
       397,746     Series 2007-4, Class 2A3, 1 Mo. LIBOR + 0.24% (a)................     0.32%       04/25/37           279,369
                Ownit Mortgage Loan Trust
       748,072     Series 2006-6, Class A2C, 1 Mo. LIBOR + 0.32% (a)................     0.40%       09/25/37           460,277
                Palmer Square CLO Ltd.
       400,000     Series 2018-1A, Class A1, 3 Mo. LIBOR + 1.03% (a) (d)............     1.16%       04/18/31           400,202
                Park Avenue Institutional Advisers CLO Ltd.
       150,000     Series 2018-1A, Class A2R, 3 Mo. LIBOR + 1.60% (a) (d)...........     1.73%       10/20/31           150,039
                Park Place Securities Inc Asset-Backed Pass-Through Certificates
       367,964     Series 2004-WHQ2, Class M4, 1 Mo. LIBOR + 1.58% (a)..............     1.66%       02/25/35           371,360
       338,020     Series 2004-WWF1, Class M5, 1 Mo. LIBOR + 1.80% (a)..............     1.88%       12/25/34           341,556
                Progress Residential Trust
       370,000     Series 2018-SFR3, Class E (d)....................................     4.87%       10/17/35           371,037
       364,000     Series 2018-SFR3, Class G (d)....................................     5.62%       10/17/35           364,836
       500,000     Series 2019-SFR1, Class F (d)....................................     5.06%       08/17/35           511,125
     1,169,000     Series 2019-SFR3, Class F (d)....................................     3.87%       09/17/36         1,198,134
                RASC Trust
       576,000     Series 2005-KS11, Class M3, 1 Mo. LIBOR + 0.66% (a)..............     0.74%       12/25/35           561,260
                Rockford Tower CLO Ltd.
       775,000     Series 2021-1A, Class A1, 3 Mo. LIBOR + 1.17% (a) (d)............     1.25%       07/20/34           776,729
                Sabey Data Center Issuer LLC
       650,000     Series 2020-1, Class A2 (d)......................................     3.81%       04/20/45           691,905
                Saxon Asset Securities Trust
        83,383     Series 2005-1, Class M2, 1 Mo. LIBOR + 0.72% (a).................     0.80%       05/25/35            82,417
                Securitized Asset Backed Receivables LLC Trust
       662,511     Series 2006-CB5, Class A3, 1 Mo. LIBOR + 0.28% (a)...............     0.36%       06/25/36           515,097
        95,004     Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.48% (a)...............     0.56%       03/25/36            94,290
       411,656     Series 2007-NC2, Class A2B, 1 Mo. LIBOR + 0.14% (a)..............     0.22%       01/25/37           374,370
                SLM Student Loan Trust
        65,000     Series 2008-4, Class B, 3 Mo. LIBOR + 1.85% (a)..................     1.98%       04/25/73            64,565
       709,395     Series 2008-5, Class A4, 3 Mo. LIBOR + 1.70% (a).................     1.83%       07/25/23           716,733
        65,000     Series 2008-5, Class B, 3 Mo. LIBOR + 1.85% (a)..................     1.98%       07/25/73            64,376
       615,045     Series 2008-6, Class A4, 3 Mo. LIBOR + 1.10% (a).................     1.23%       07/25/23           617,311


                        See Notes to Financial Statements                Page 85


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Soundview Home Loan Trust
$      112,063     Series 2006-2, Class M2, 1 Mo. LIBOR + 0.53% (a).................     0.61%       03/25/36    $      111,993
       388,981     Series 2007-OPT1, Class 2A2, 1 Mo. LIBOR + 0.15% (a).............     0.23%       06/25/37           316,128
       231,853     Series 2007-OPT3, Class 1A1, 1 Mo. LIBOR + 0.17% (a).............     0.25%       08/25/37           217,939
       700,000     Series 2007-OPT3, Class 2A4, 1 Mo. LIBOR + 0.25% (a).............     0.33%       08/25/37           642,241
                Specialty Underwriting & Residential Finance Trust
     1,409,336     Series 2006-AB3, Class A2C, 1 Mo. LIBOR + 0.24% (a)..............     0.32%       09/25/37         1,176,614
                Structured Asset Securities Corp. Mortgage Loan Trust
        95,954     Series 2006-OPT1, Class A1, 1 Mo. LIBOR + 0.18% (a)..............     0.26%       04/25/36            94,870
                TAL Advantage VII LLC
       519,656     Series 2020-1A, Class A (d)......................................     2.05%       09/20/45           526,757
                Textainer Marine Containers VIII Ltd.
        91,419     Series 2020-2A, Class A (d)......................................     2.10%       09/20/45            93,045
        91,658     Series 2020-3A, Class A (d)......................................     2.11%       09/20/45            92,892
                TRP LLC
       289,208     Series 2021-1, Class A (d).......................................     2.07%       06/19/51           290,354
                USQ Rail II LLC
     1,190,776     Series 2021-3, Class A (d).......................................     2.21%       06/28/51         1,199,862
                VOYA CLO
       175,000     Series 2017-2A, Class A2AR, 3 Mo. LIBOR + 1.65% (a) (d)..........     1.78%       06/07/30           175,356
                Wachovia Student Loan Trust
       670,342     Series 2006-1, Class B, 3 Mo. LIBOR + 0.24% (a) (d)..............     0.37%       04/25/40           634,947
                WaMu Asset-Backed Certificates WaMuTrust
    1,180,911      Series 2007-HE1, Class 2A4, 1 Mo. LIBOR + 0.23% (a)..............     0.31%       01/25/37           750,821
                                                                                                                 --------------
                TOTAL ASSET-BACKED SECURITIES..................................................................      43,105,843
                (Cost $42,817,930)                                                                               --------------

U.S. TREASURY BILLS -- 31.3%

     3,890,000  U.S. Cash Management Bill...........................................      (b)        12/14/21         3,889,573
    20,220,000  U.S. Cash Management Bill...........................................      (b)        12/21/21        20,217,631
    21,020,000  U.S. Treasury Bill..................................................      (b)        10/05/21        21,019,249
     7,000,000  U.S. Treasury Bill..................................................      (b)        10/28/21         6,999,446
    10,915,000  U.S. Treasury Bill..................................................      (b)        01/06/22        10,913,460
     8,120,000  U.S. Treasury Bill..................................................      (b)        01/20/22         8,118,728
                                                                                                                 --------------
                TOTAL U.S. TREASURY BILLS......................................................................      71,158,087
                (Cost $71,158,139)                                                                               --------------

    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.5%

     3,378,300  JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class - 0.01% (i).....       3,378,300
                (Cost $3,378,300)                                                                                --------------

                TOTAL INVESTMENTS -- 150.3%....................................................................     341,990,236
                (Cost $341,091,626) (j)
                NET OTHER ASSETS AND LIABILITIES -- (50.3)%....................................................    (114,446,066)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  227,544,170
                                                                                                                 ==============


Page 86                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

Forward Foreign Currency Contracts at August 31, 2021 (See Note 2E - Forward
Foreign Currency Contracts in the Notes to Financial Statements):


                                                                      PURCHASE VALUE     SALE VALUE        UNREALIZED
   SETTLEMENT                         AMOUNT            AMOUNT            AS OF             AS OF         APPRECIATION
      DATE         COUNTERPARTY      PURCHASED           SOLD        AUGUST 31, 2021   AUGUST 31, 2021   (DEPRECIATION)
----------------  --------------  ---------------  ----------------  ----------------  ---------------  ----------------
   10/22/2021          GS           USD 852,035      EUR 720,000        $ 852,035         $ 851,021         $ 1,014
                                                                                                            -------
Net Unrealized Appreciation (Depreciation)                                                                  $ 1,014
                                                                                                            =======


Counterparty Abbreviations:
GS - Goldman Sachs and Co.

Futures Contracts at August 31, 2021 (See Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                                          NUMBER OF                                      (DEPRECIATION)/
        FUTURES CONTRACTS                POSITION         CONTRACTS     EXPIRATION DATE  NOTIONAL VALUE       VALUE
-----------------------------------  ----------------  ---------------  ---------------  --------------  ---------------
U.S. 5-Year Treasury Notes                Short              13            Dec-2021      $   (1,608,344)   $    (1,698)
U.S. 10-Year Ultra Treasury Notes         Short               2            Dec-2021            (296,031)          (474)
Ultra U.S. Treasury Bond Futures          Short               7            Dec-2021          (1,380,969)        (2,503)
                                                                                         --------------    -----------
                                                                                         $   (3,285,344)   $    (4,675)
                                                                                         ==============    ===========


-----------------------------
(a)   Floating or variable rate security.

(b)   Zero coupon security.

(c)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, (the "1933 Act") as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2021, securities noted as such amounted to $44,591,105 or 19.6% of net assets.

(e)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2K - Mortgage Dollar Rolls in the Notes to Financial
      Statements).

(f)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(g)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C -- Restricted Securities in the Notes to Financial Statements).

(h)   When-issued security. The interest rate shown reflects the rate in effect at August 31, 2021.

(i)   Rate shown reflects yield as of August 31, 2021.

(j)   Aggregate cost for federal income tax purposes is $340,960,328. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,540,004 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $513,757. The net unrealized appreciation was $1,026,247. The unrealized amounts presented are inclusive of derivative contracts.

IO      - Interest-Only Security -- Principal amount shown represents par value on which interest payments are based.
EURIBOR - Euro Interbank Offered Rate
LIBOR   - London Interbank Offered Rate
PO      - Principal-Only Security
SOFR    - Secured Overnight Finance Rate
TBA     - To-Be-Announced Security

Currency Abbreviations:
EUR     - Euro
USD     - United States Dollar

                        See Notes to Financial Statements                Page 87


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2021           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
U.S. Government Agency Mortgage-Backed Securities.....  $    118,501,365   $            --   $    118,501,365   $             --
Mortgage-Backed Securities............................        60,330,870                --         60,330,870                 --
U.S. Government Bonds and Notes.......................        45,515,771                --         45,515,771                 --
Asset-Backed Securities...............................        43,105,843                --         43,105,843                 --
U.S. Treasury Bills...................................        71,158,087                --         71,158,087                 --
Money Market Funds....................................         3,378,300         3,378,300                 --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total Investments.....................................       341,990,236         3,378,300        338,611,936                 --
Forward Foreign Currency Contracts . . . .............             1,014                --              1,014                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total.................................................  $    341,991,250   $     3,378,300   $    338,612,950   $             --
                                                        ================   ===============   ================   ================

                                                       LIABILITIES TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2021           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
Futures Contracts*....................................  $         (4,675)  $        (4,675)  $             --   $             --
                                                        ================   ===============   ================   ================


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

Page 88                 See Notes to Financial Statements


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES -- 60.2%

                ANGOLA -- 2.4%
       200,000  Angolan Government International Bond (USD) (a).....................     8.25%       05/09/28    $      213,679
       250,000  Angolan Government International Bond (USD) (a).....................     9.13%       11/26/49           261,889
                                                                                                                 --------------
                                                                                                                        475,568
                                                                                                                 --------------
                ARGENTINA -- 1.5%
        61,000  Argentine Republic Government International Bond (USD)..............     1.00%       07/09/29            25,091
       245,000  Argentine Republic Government International Bond, steps up to
                   1.50% on 07/10/2022 (USD) (b)....................................     1.13%       07/09/35            85,990
       255,894  Argentine Republic Government International Bond, steps up to
                   3.50% on 07/10/2022 (USD) (b)....................................     2.50%       07/09/41           100,088
        54,106  Argentine Republic Government International Bond, steps up to
                   3.88% on 07/10/2022 (USD) (b)....................................     2.00%       01/09/38            22,327
       158,000  Argentine Republic Government International Bond, steps up to
                   0.75% on 07/10/2023 (USD) (b)....................................     0.50%       07/09/30            61,935
                                                                                                                 --------------
                                                                                                                        295,431
                                                                                                                 --------------
                BAHRAIN -- 3.2%
       450,000  Bahrain Government International Bond (USD) (a).....................     5.25%       01/25/33           434,467
       200,000  Bahrain Government International Bond (USD) (c).....................     7.50%       09/20/47           212,508
                                                                                                                 --------------
                                                                                                                        646,975
                                                                                                                 --------------
                BRAZIL -- 1.0%
       200,000  Brazilian Government International Bond (USD).......................     3.88%       06/12/30           200,870
                                                                                                                 --------------
                CHILE -- 2.6%
       300,000  Chile Government International Bond (USD)...........................     2.55%       01/27/32           308,931
       200,000  Chile Government International Bond (USD)...........................     2.55%       07/27/33           204,044
                                                                                                                 --------------
                                                                                                                        512,975
                                                                                                                 --------------
                COLOMBIA -- 2.9%
       200,000  Colombia Government International Bond (USD)........................     3.13%       04/15/31           195,792
       400,000  Colombia Government International Bond (USD)........................     4.13%       02/22/42           384,880
                                                                                                                 --------------
                                                                                                                        580,672
                                                                                                                 --------------
                DOMINICAN REPUBLIC -- 2.4%
       450,000  Dominican Republic International Bond (USD) (a).....................     4.88%       09/23/32           473,629
                                                                                                                 --------------
                ECUADOR -- 1.9%
        65,000  Ecuador Government International Bond, steps up to 1.50% on
                   08/01/2022 (USD) (a) (b).........................................     0.50%       07/31/40            41,763
       285,000  Ecuador Government International Bond, steps up to 2.50% on
                   08/01/2022 (USD) (a) (b).........................................     1.00%       07/31/35           206,628
       153,700  Ecuador Government International Bond, steps up to 5.50% on
                   08/01/2022 (USD) (b) (c).........................................     5.00%       07/31/30           137,179
                                                                                                                 --------------
                                                                                                                        385,570
                                                                                                                 --------------
                EGYPT -- 3.8%
       525,000  Egypt Government International Bond (USD) (a).......................     7.05%       01/15/32           545,365
       200,000  Egypt Government International Bond (USD) (c).......................     8.50%       01/31/47           210,564
                                                                                                                 --------------
                                                                                                                        755,929
                                                                                                                 --------------
                EL SALVADOR -- 1.0%
        34,000  El Salvador Government International Bond (USD) (c).................     6.38%       01/18/27            29,750
        45,000  El Salvador Government International Bond (USD) (c).................     8.25%       04/10/32            40,951
       150,000  El Salvador Government International Bond (USD) (c).................     7.63%       02/01/41           128,175
                                                                                                                 --------------
                                                                                                                        198,876
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 89


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                GHANA -- 2.1%
       225,000  Ghana Government International Bond (USD) (c).......................     8.13%       03/26/32    $      226,353
       200,000  Ghana Government International Bond (USD) (a).......................     8.95%       03/26/51           196,910
                                                                                                                 --------------
                                                                                                                        423,263
                                                                                                                 --------------
                INDONESIA -- 3.2%
       200,000  Indonesia Government International Bond (USD).......................     3.85%       10/15/30           226,748
       200,000  Perusahaan Penerbit SBSN Indonesia III (USD) (c)....................     2.55%       06/09/31           203,800
       200,000  Perusahaan Penerbit SBSN Indonesia III (USD) (a)....................     3.80%       06/23/50           211,836
                                                                                                                 --------------
                                                                                                                        642,384
                                                                                                                 --------------
                IRAQ -- 1.0%
       203,125  Iraq International Bond (USD) (c)...................................     5.80%       01/15/28           195,173
                                                                                                                 --------------
                IVORY COAST (COTE D'IVOIRE) -- 1.3%
       100,000  Ivory Coast Government International Bond (EUR) (a).................     4.88%       01/30/32           120,763
       100,000  Ivory Coast Government International Bond (EUR) (a).................     6.88%       10/17/40           132,359
                                                                                                                 --------------
                                                                                                                        253,122
                                                                                                                 --------------
                MEXICO -- 1.6%
       300,000  Mexico Government International Bond (USD)..........................     4.28%       08/14/41           321,795
                                                                                                                 --------------
                NIGERIA -- 2.1%
       200,000  Nigeria Government International Bond (USD) (c).....................     7.88%       02/16/32           216,082
       200,000  Nigeria Government International Bond (USD) (a).....................     7.70%       02/23/38           205,630
                                                                                                                 --------------
                                                                                                                        421,712
                                                                                                                 --------------
                OMAN -- 2.1%
       200,000  Oman Government International Bond (USD) (a)........................     6.25%       01/25/31           218,618
       200,000  Oman Government International Bond (USD) (c)........................     6.50%       03/08/47           201,333
                                                                                                                 --------------
                                                                                                                        419,951
                                                                                                                 --------------
                PAKISTAN -- 2.1%
       200,000  Pakistan Government International Bond (USD) (c)....................     6.88%       12/05/27           205,184
       200,000  Pakistan Government International Bond (USD) (a)....................     7.38%       04/08/31           203,661
                                                                                                                 --------------
                                                                                                                        408,845
                                                                                                                 --------------
                PANAMA -- 2.0%
       400,000  Panama Government International Bond (USD)..........................     2.25%       09/29/32           390,772
                                                                                                                 --------------
                PARAGUAY -- 2.4%
       400,000  Paraguay Government International Bond (USD) (c)....................     5.60%       03/13/48           482,000
                                                                                                                 --------------
                PHILIPPINES -- 2.0%
       200,000  Philippine Government International Bond (USD)......................     1.95%       01/06/32           200,215
       200,000  Philippine Government International Bond (USD)......................     3.20%       07/06/46           207,215
                                                                                                                 --------------
                                                                                                                        407,430
                                                                                                                 --------------
                QATAR -- 1.1%
       200,000  Qatar Government International Bond (USD) (a).......................     3.75%       04/16/30           228,290
                                                                                                                 --------------
                ROMANIA -- 1.4%
       274,000  Romanian Government International Bond (USD) (a)....................     3.00%       02/14/31           286,546
                                                                                                                 --------------
                SAUDI ARABIA -- 2.3%
       200,000  Saudi Government International Bond (USD) (a).......................     2.50%       02/03/27           209,505
       250,000  Saudi Government International Bond (USD) (a).......................     2.25%       02/02/33           246,879
                                                                                                                 --------------
                                                                                                                        456,384
                                                                                                                 --------------
                SENEGAL -- 0.6%
       100,000  Senegal Government International Bond (EUR) (a).....................     5.38%       06/08/37           120,991
                                                                                                                 --------------


Page 90                 See Notes to Financial Statements


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                SOUTH AFRICA -- 1.0%
       200,000  Republic of South Africa Government International Bond (USD)........     5.75%       09/30/49    $      201,770
                                                                                                                 --------------
                SRI LANKA -- 0.7%
       200,000  Sri Lanka Government International Bond (USD) (c)...................     6.75%       04/18/28           129,500
                                                                                                                 --------------
                TURKEY -- 2.4%
       200,000  Turkey Government International Bond (USD)..........................     4.25%       04/14/26           195,763
       300,000  Turkey Government International Bond (USD)..........................     5.25%       03/13/30           291,957
                                                                                                                 --------------
                                                                                                                        487,720
                                                                                                                 --------------
                UKRAINE -- 3.9%
       350,000  Ukraine Government International Bond (USD) (c).....................     7.75%       09/01/27           390,216
       200,000  Ukraine Government International Bond (USD) (c).....................     7.25%       03/15/33           212,399
       150,000  Ukraine Government International Bond (USD) (c) (d).................     1.26%       05/31/40           171,450
                                                                                                                 --------------
                                                                                                                        774,065
                                                                                                                 --------------
                UNITED ARAB EMIRATES -- 1.2%
       250,000  Abu Dhabi Government International Bond (USD) (c)...................     1.70%       03/02/31           246,033
                                                                                                                 --------------
                URUGUAY -- 1.0%
       164,000  Uruguay Government International Bond (USD).........................     4.38%       01/23/31           192,826
                                                                                                                 --------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES........................................................      12,017,067
                (Cost $11,980,235)                                                                               --------------

FOREIGN CORPORATE BONDS AND NOTES -- 33.9%

                BANKS -- 1.8%
       200,000  Akbank TAS (USD) (a) (e)............................................     6.80%       06/22/31           203,331
       150,000  Banco GNB Sudameris S.A. (USD) (a) (e)..............................     7.50%       04/16/31           154,093
                                                                                                                 --------------
                                                                                                                        357,424
                                                                                                                 --------------
                CHEMICALS -- 1.0%
       200,000  OCP S.A. (USD) (a)..................................................     5.13%       06/23/51           202,577
                                                                                                                 --------------
                ELECTRIC -- 4.7%
       200,000  AES Andes S.A. (USD) (a) (e)........................................     7.13%       03/26/79           214,250
       200,000  Eskom Holdings SOC Ltd. (USD) (c)...................................     6.35%       08/10/28           221,798
       250,000  India Green Power Holdings (USD) (a)................................     4.00%       02/22/27           253,000
       250,000  Mong Duong Finance Holdings B.V. (USD) (a)..........................     5.13%       05/07/29           251,562
                                                                                                                 --------------
                                                                                                                        940,610
                                                                                                                 --------------
                ENGINEERING & CONSTRUCTION -- 1.3%
       250,000  India Airport Infra (USD) (a).......................................     6.25%       10/25/25           247,825
                                                                                                                 --------------
                FOOD -- 1.0%
       200,000  JBS Finance Luxembourg Sarl (USD) (a)...............................     3.63%       01/15/32           207,293
                                                                                                                 --------------
                LODGING -- 1.0%
       200,000  Studio City Finance Ltd. (USD) (a)..................................     5.00%       01/15/29           197,429
                                                                                                                 --------------
                MINING -- 2.9%
       200,000  Cia de Minas Buenaventura SAA (USD) (a).............................     5.50%       07/23/26           197,641
        45,000  Freeport-McMoRan, Inc. (USD)........................................     4.63%       08/01/30            49,612
       275,000  Indonesia Asahan Aluminium Persero PT (USD) (a).....................     5.45%       05/15/30           321,833
                                                                                                                 --------------
                                                                                                                        569,086
                                                                                                                 --------------
                OIL & GAS -- 15.2%
       125,000  Energean Israel Finance Ltd. (USD) (a) (c)..........................     5.88%       03/30/31           128,452
       400,000  KazMunayGas National Co. JSC (USD) (a)..............................     3.50%       04/14/33           419,400


                        See Notes to Financial Statements                Page 91


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                OIL & GAS (CONTINUED)
        80,000  Leviathan Bond Ltd. (USD) (a) (c)...................................     6.75%       06/30/30    $       89,800
       200,000  MC Brazil Downstream Trading Sarl (USD) (a).........................     7.25%       06/30/31           208,462
       200,000  OQ SAOC (USD) (c)...................................................     5.13%       05/06/28           203,355
       109,000  Petrobras Global Finance B.V. (USD).................................     5.50%       06/10/51           109,050
        80,000  Petrobras Global Finance B.V. (USD).................................     6.85%       06/05/15            88,800
       370,000  Petroleos Mexicanos (USD)...........................................     5.35%       02/12/28           368,679
       185,000  Petroleos Mexicanos (USD)...........................................     5.95%       01/28/31           181,652
       235,000  Petroleos Mexicanos (USD)...........................................     6.63%       06/15/35           227,945
       600,000  Qatar Petroleum (USD) (a)...........................................     2.25%       07/12/31           605,884
       200,000  SA Global Sukuk Ltd. (USD) (c)......................................     1.60%       06/17/26           200,589
       200,000  SA Global Sukuk Ltd. (USD) (a)......................................     2.69%       06/17/31           204,964
                                                                                                                 --------------
                                                                                                                      3,037,032
                                                                                                                 --------------
                PIPELINES -- 2.0%
       200,000  Galaxy Pipeline Assets Bidco Ltd. (USD) (a).........................     2.63%       03/31/36           200,330
       200,000  Galaxy Pipeline Assets Bidco Ltd. (USD) (a).........................     2.94%       09/30/40           203,706
                                                                                                                 --------------
                                                                                                                        404,036
                                                                                                                 --------------
                REAL ESTATE -- 2.0%
       200,000  New Metro Global Ltd. (USD) (c).....................................     6.80%       08/05/23           208,500
       200,000  Ronshine China Holdings Ltd. (USD) (c)..............................     7.35%       12/15/23           181,000
                                                                                                                 --------------
                                                                                                                        389,500
                                                                                                                 --------------
                TRANSPORTATION -- 1.0%
       200,000  Georgian Railway JSC (USD) (a)......................................     4.00%       06/17/28           203,460
                                                                                                                 --------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES........................................................       6,756,272
                (Cost $6,732,044)                                                                                --------------

    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 3.4%

       680,749  JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class - 0.01% (f).....         680,749
                (Cost $680,749)                                                                                  --------------

                TOTAL INVESTMENTS -- 97.5%.....................................................................      19,454,088
                (Cost $19,393,028) (g)
                NET OTHER ASSETS AND LIABILITIES -- 2.5%.......................................................         495,705
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   19,949,793
                                                                                                                 ==============


-----------------------------
(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P.
      Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2021, securities noted as such amounted to
      $9,274,700 or 46.5% of net assets.

(b)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(c)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(d)   Floating or variable rate security.

(e)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(f)   Rate shown reflects yield as of August 31, 2021.

Page 92                 See Notes to Financial Statements


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

(g)   Aggregate cost for federal income tax purposes is $19,422,776. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $214,075 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $182,763. The net unrealized appreciation was $31,312.

Currency Abbreviations:
EUR   - Euro
USD   - United States Dollar

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2021           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
Foreign Sovereign Bonds and Notes*....................  $     12,017,067   $            --   $     12,017,067   $             --
Foreign Corporate Bonds and Notes**...................         6,756,272                --          6,756,272                 --
Money Market Funds....................................           680,749           680,749                 --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total Investments.....................................  $     19,454,088   $       680,749   $     18,773,339   $             --
                                                        ================   ===============   ================   ================


*  See Portfolio of Investments for country breakout.
** See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 93


FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 97.0%

                AEROSPACE & DEFENSE -- 9.7%
           968  HEICO Corp. ...................................................................................  $      122,762
           141  TransDigm Group, Inc. (a)......................................................................          85,653
                                                                                                                 --------------
                                                                                                                        208,415
                                                                                                                 --------------
                BEVERAGES -- 4.5%
         2,715  Keurig Dr Pepper, Inc. ........................................................................          96,844
                                                                                                                 --------------
                CAPITAL MARKETS -- 8.9%
           347  Morningstar, Inc. .............................................................................          92,992
           155  MSCI, Inc. ....................................................................................          98,360
                                                                                                                 --------------
                                                                                                                        191,352
                                                                                                                 --------------
                COMMERCIAL SERVICES & SUPPLIES -- 4.8%
           710  Copart, Inc. (a)...............................................................................         102,467
                                                                                                                 --------------
                ELECTRICAL EQUIPMENT -- 11.9%
           605  AMETEK, Inc. ..................................................................................          82,262
         6,181  Vertiv Holdings Co. ...........................................................................         174,119
                                                                                                                 --------------
                                                                                                                        256,381
                                                                                                                 --------------
                HOUSEHOLD DURABLES -- 2.9%
         2,237  Cricut, Inc., Class A (a)......................................................................          62,412
                                                                                                                 --------------
                IT SERVICES -- 4.6%
           830  Fiserv, Inc. (a)...............................................................................          97,766
                                                                                                                 --------------
                LIFE SCIENCES TOOLS & SERVICES -- 4.9%
            68  Mettler-Toledo International, Inc. (a).........................................................         105,593
                                                                                                                 --------------
                PROFESSIONAL SERVICES -- 21.9%
         8,593  Clarivate PLC (a)..............................................................................         216,458
         1,043  CoStar Group, Inc. (a).........................................................................          88,384
           228  Equifax, Inc. .................................................................................          62,075
           856  IHS Markit Ltd. ...............................................................................         103,233
                                                                                                                 --------------
                                                                                                                        470,150
                                                                                                                 --------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%
           768  Marvell Technology, Inc. ......................................................................          46,994
                                                                                                                 --------------
                SOFTWARE -- 20.7%
         3,121  Dye & Durham Ltd. .............................................................................         117,898
           526  Manhattan Associates, Inc. (a).................................................................          85,733
           402  Microsoft Corp. ...............................................................................         121,356
           517  Trade Desk (The), Inc., Class A (a)............................................................          41,386
           163  Tyler Technologies, Inc. (a)...................................................................          79,169
                                                                                                                 --------------
                                                                                                                        445,542
                                                                                                                 --------------
                TOTAL COMMON STOCKS............................................................................       2,083,916
                (Cost $1,941,270)                                                                                --------------

MONEY MARKET FUNDS -- 3.1%

        66,576  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class -
                   0.01% (b)...................................................................................          66,576
                (Cost $66,576)                                                                                   --------------

                TOTAL INVESTMENTS -- 100.1%....................................................................       2,150,492
                (Cost $2,007,846) (c)
                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................          (1,303)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $    2,149,189
                                                                                                                 ==============


Page 94                 See Notes to Financial Statements


FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------
(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $2,008,373. As of August
      31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $191,758 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $49,639. The net unrealized appreciation was $142,119.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2021           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
Common Stocks*........................................  $      2,083,916   $     2,083,916   $             --   $             --
Money Market Funds....................................            66,576            66,576                 --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total Investments.....................................  $      2,150,492   $     2,150,492   $             --   $             --
                                                        ================   ===============   ================   ================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 95


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2021


                                                                      FIRST TRUST TCW       FIRST TRUST TCW       FIRST TRUST TCW
                                                                    OPPORTUNISTIC FIXED      UNCONSTRAINED          SECURITIZED
                                                                        INCOME ETF           PLUS BOND ETF           PLUS ETF
                                                                          (FIXD)                (UCON)                (DEED)
                                                                    -------------------   -------------------   -------------------
ASSETS:
ASSETS:
Investments, at value............................................   $     6,516,091,175   $       667,540,230   $       341,990,236
Options contracts purchased, at value............................             1,525,562                    --                    --
Swaptions contracts purchased, at value..........................               527,389                    --                    --
Swap contracts, at value.........................................                39,708                 4,165                    --
Cash.............................................................            21,472,605                    25                    --
Cash segregated as collateral for open swap contracts............             3,026,958               316,614                    --
Cash segregated as collateral for open futures contracts.........                    --             1,845,999                80,000
Unrealized appreciation on forward foreign currency contracts....                    --                    --                 1,014
Receivables:
   Investment securities sold....................................         1,159,079,937            60,032,712           113,651,159
   Capital shares sold...........................................                    --                    --             2,604,605
   Interest......................................................            15,512,854             2,594,703               477,298
   Dividends.....................................................                 1,434                    75                    46
   Variation margin..............................................                    --               200,601                 8,070
   Reclaims......................................................                    --                    --                   395
                                                                    -------------------   -------------------   -------------------
      Total Assets...............................................         7,717,277,622           732,535,124           458,812,823
                                                                    -------------------   -------------------   -------------------

LIABILITIES:
Options contracts written, at value..............................               871,750                    --                    --
Swap contracts, at value.........................................               344,609                36,054                    --
Payables:
   Investment securities purchased...............................         2,410,277,322           123,745,456           231,147,470
   Distributions to shareholders.................................             5,632,125                    --                    --
   Investment advisory fees......................................             2,464,453               371,734               121,183
   Variation margin..............................................                19,891                    --                    --
Other liabilities................................................                    --                64,574                    --
                                                                    -------------------   -------------------   -------------------
      Total Liabilities..........................................         2,419,610,150           124,217,818           231,268,653
                                                                    -------------------   -------------------   -------------------
NET ASSETS.......................................................   $     5,297,667,472   $       608,317,306   $       227,544,170
                                                                    ===================   ===================   ===================

NET ASSETS CONSIST OF:
Paid-in capital..................................................   $     5,272,599,521   $       602,090,236   $       225,634,180
Par value........................................................               981,500               229,000                87,500
Accumulated distributable earnings (loss)........................            24,086,451             5,998,070             1,822,490
                                                                    -------------------   -------------------   -------------------
NET ASSETS.......................................................   $     5,297,667,472   $       608,317,306   $       227,544,170
                                                                    ===================   ===================   ===================
NET ASSET VALUE, per share.......................................   $             53.98   $             26.56   $             26.01
                                                                    ===================   ===================   ===================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)........................            98,150,002            22,900,002             8,750,002
                                                                    ===================   ===================   ===================
Investments, at cost.............................................   $     6,458,981,728   $       661,845,612   $       341,091,626
                                                                    ===================   ===================   ===================
Premiums paid on options contracts purchased.....................   $         1,391,414   $                --   $                --
                                                                    ===================   ===================   ===================
Premiums paid on swaptions contracts purchased...................   $           571,710   $                --   $                --
                                                                    ===================   ===================   ===================
Premiums received on options contracts written...................   $           894,422   $                --   $                --
                                                                    ===================   ===================   ===================


Page 96                 See Notes to Financial Statements



   FIRST TRUST TCW        FIRST TRUST TCW
  EMERGING MARKETS         ESG PREMIER
      DEBT ETF              EQUITY ETF
       (EFIX)                 (EPRE)
 -------------------   -------------------


 $        19,454,088   $         2,150,492
                  --                    --
                  --                    --
                  --                    --
             431,396                    --
                  --                    --
                  --                    --
                  --                    --

             335,445                    --
                  --                    --
             230,818                    --
                   4                   226
                  --                    --
                  --                    --
 -------------------   -------------------
          20,451,751             2,150,718
 -------------------   -------------------

                  --                    --
                  --                    --

             487,657                    --
                  --                    --
              14,301                 1,529
                  --                    --
                  --                    --
 -------------------   -------------------
             501,958                 1,529
 -------------------   -------------------
 $        19,949,793   $         2,149,189
 ===================   ===================

 $        20,024,040   $         1,997,385
              10,000                 1,000
            (84,247)               150,804
 -------------------   -------------------
 $        19,949,793   $         2,149,189
 ===================   ===================
 $             19.95   $             21.49
 ===================   ===================

           1,000,002               100,002
 ===================   ===================
 $        19,393,028   $         2,007,846
 ===================   ===================
 $                --   $                --
 ===================   ===================
 $                --   $                --
 ===================   ===================
 $                --   $                --
 ===================   ===================


                        See Notes to Financial Statements                Page 97


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2021


                                                                      FIRST TRUST TCW       FIRST TRUST TCW       FIRST TRUST TCW
                                                                    OPPORTUNISTIC FIXED      UNCONSTRAINED           SECURITIZED
                                                                        INCOME ETF           PLUS BOND ETF            PLUS ETF
                                                                          (FIXD)                (UCON)                 (DEED)
                                                                    -------------------   -------------------   -------------------
INVESTMENT INCOME:
Interest.........................................................   $        90,588,266   $         8,720,478   $         1,310,350
Dividends........................................................                12,469                   381                 7,134
                                                                    -------------------   -------------------   -------------------
   Total investment income.......................................            90,600,735             8,720,859             1,317,484
                                                                    -------------------   -------------------   -------------------

EXPENSES:
Investment advisory fees.........................................            31,100,419             2,795,947               607,453
Excise Tax.......................................................                    --                    --                   509
                                                                    -------------------   -------------------   -------------------
   Total expenses................................................            31,100,419             2,795,947               607,962
   Less fees waived by the investment advisor....................            (4,784,680)             (328,935)              (80,994)
                                                                    -------------------   -------------------   -------------------
   Net expenses..................................................            26,315,739             2,467,012               526,968
                                                                    -------------------   -------------------   -------------------
NET INVESTMENT INCOME (LOSS).....................................            64,284,996             6,253,847               790,516
                                                                    -------------------   -------------------   -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments...................................................           (25,295,104)            4,117,242             1,548,793
   Futures contracts.............................................               (85,949)              779,174                37,123
   Forward foreign currency contracts............................             6,971,474               350,472                  (735)
   Foreign currency transactions.................................                14,948                   754                  (501)
                                                                    -------------------   -------------------   -------------------
Net realized gain (loss).........................................          (18,394,631)             5,247,642             1,584,680
                                                                    -------------------   -------------------   -------------------
Net change in unrealized appreciation (depreciation) on:
   Investments...................................................            (9,786,304)             (473,586)              214,761
   Purchased swaptions contracts.................................               (44,321)                   --                    --
   Purchased options contracts...................................               134,148                    --                    --
   Written options contracts.....................................                22,672                    --                    --
   Futures contracts.............................................                14,576              (311,725)              (10,848)
   Forward foreign currency contracts............................                    --                    --                 1,014
   Swap contracts................................................              (304,901)              (31,889)                   --
   Foreign currency translations.................................                    --                    --                     9
                                                                    -------------------   -------------------   -------------------
Net change in unrealized appreciation (depreciation).............            (9,964,130)             (817,200)              204,936
                                                                    -------------------   -------------------   -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................           (28,358,761)            4,430,442             1,789,616
                                                                    -------------------   -------------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.....................................   $        35,926,235   $        10,684,289   $         2,580,132
                                                                    ===================   ===================   ===================


(a)   Inception date is February 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 98                 See Notes to Financial Statements



   FIRST TRUST TCW        FIRST TRUST TCW
  EMERGING MARKETS         ESG PREMIER
      DEBT ETF              EQUITY ETF
     (EFIX) (a)             (EPRE) (b)
 -------------------   -------------------

 $           482,519   $             1,527
                  21                   (18)
 -------------------   -------------------
             482,540                 1,509
 -------------------   -------------------

              99,628                 4,769
                  --                    --
 -------------------   -------------------
              99,628                 4,769
             (10,487)                   --
 -------------------   -------------------
              89,141                 4,769
 -------------------   -------------------
             393,399                (3,260)
 -------------------   -------------------

            (108,492)               11,413
                  --                    --
                  --                    --
              (2,573)                    5
 -------------------   -------------------
            (111,065)               11,418
 -------------------   -------------------

              61,060               142,646
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                (140)                   --
 -------------------   -------------------
              60,920               142,646
 -------------------   -------------------
             (50,145)              154,064
 -------------------   -------------------

 $           343,254   $           150,804
 ===================   ===================


                        See Notes to Financial Statements                Page 99


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                                      FIRST TRUST TCW                     FIRST TRUST TCW
                                                                    OPPORTUNISTIC FIXED                    UNCONSTRAINED
                                                                         INCOME ETF                        PLUS BOND ETF
                                                                           (FIXD)                              (UCON)
                                                             ----------------------------------  ----------------------------------
                                                                  YEAR               YEAR              YEAR              YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                                8/31/2021         8/31/2020         8/31/2021         8/31/2020
                                                             ----------------  ----------------  ----------------  ----------------
OPERATIONS:
Net investment income (loss)..............................   $     64,284,996  $     29,119,269  $      6,253,847  $      5,880,143
Net realized gain (loss)..................................        (18,394,631)       70,279,466         5,247,642         2,072,669
Net change in unrealized appreciation (depreciation)......        (9,964,130)        40,497,582          (817,200)       (2,882,860)
                                                             ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets resulting
   from operations........................................         35,926,235       139,896,317        10,684,289         5,069,952
                                                             ----------------  ----------------  ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................       (135,544,495)      (50,508,968)       (8,311,326)       (6,674,002)
Return of capital.........................................         (3,126,328)               --                --                --
                                                             ----------------  ----------------  ----------------  ----------------
Total distributions to shareholders.......................       (138,670,823)      (50,508,968)       (8,311,326)       (6,674,002)
                                                             ----------------  ----------------  ----------------  ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................      1,797,708,750     2,802,717,770       401,649,334        80,410,130
Cost of shares redeemed...................................        (37,801,569)     (152,059,261)               --       (82,116,874)
                                                             ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................      1,759,907,181     2,650,658,509       401,649,334        (1,706,744)
                                                             ----------------  ----------------  ----------------  ----------------
Total increase (decrease) in net assets...................      1,657,162,593     2,740,045,858       404,022,297        (3,310,794)

NET ASSETS:
Beginning of period.......................................      3,640,504,879       900,459,021       204,295,009       207,605,803
                                                             ----------------  ----------------  ----------------  ----------------
End of period.............................................   $  5,297,667,472  $  3,640,504,879  $    608,317,306  $    204,295,009
                                                             ================  ================  ================  ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................         66,000,002        17,000,002         7,800,002         8,050,002
Shares sold...............................................         32,850,000        51,950,000        15,100,000         3,100,000
Shares redeemed...........................................           (700,000)       (2,950,000)               --        (3,350,000)
                                                             ----------------  ----------------  ----------------  ----------------
Shares outstanding, end of period.........................         98,150,002        66,000,002        22,900,002         7,800,002
                                                             ================  ================  ================  ================


(a)   Inception date is April 29, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is February 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c)   Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 100                See Notes to Financial Statements



          FIRST TRUST TCW            FIRST TRUST TCW   FIRST TRUST TCW
            SECURITIZED              EMERGING MARKETS    ESG PREMIER
              PLUS ETF                   DEBT ETF         EQUITY ETF
               (DEED)                     (EFIX)            (EPRE)
 ----------------------------------  ----------------  ----------------
       YEAR             PERIOD            PERIOD            PERIOD
      ENDED             ENDED             ENDED             ENDED
    8/31/2021       8/31/2020 (a)     8/31/2021 (b)     8/31/2021 (c)
 ----------------  ----------------  ----------------  ----------------

 $        790,516  $         81,001  $        393,399  $         (3,260)
        1,584,680           142,593          (111,065)           11,418
          204,936           690,022            60,920           142,646
 ----------------  ----------------  ----------------  ----------------

        2,580,132           913,616           343,254           150,804
 ----------------  ----------------  ----------------  ----------------

       (1,603,367)          (68,400)         (427,501)               --
               --                --                --                --
 ----------------  ----------------  ----------------  ----------------
       (1,603,367)          (68,400)         (427,501)               --
 ----------------  ----------------  ----------------  ----------------

      203,281,137        25,031,300        20,034,040         1,998,385
       (2,590,248)               --                --                --
 ----------------  ----------------  ----------------  ----------------

      200,690,889        25,031,300        20,034,040         1,998,385
 ----------------  ----------------  ----------------  ----------------
      201,667,654        25,876,516        19,949,793         2,149,189

       25,876,516                --                --                --
 ----------------  ----------------  ----------------  ----------------
 $    227,544,170  $     25,876,516  $     19,949,793  $      2,149,189
 ================  ================  ================  ================

       1,000,002                 --                --                --
       7,850,000          1,000,002         1,000,002           100,002
       (100,000)                 --                --                --
 ----------------  ----------------  ----------------  ----------------
       8,750,002          1,000,002         1,000,002           100,002
 ================  ================  ================  ================


                        See Notes to Financial Statements               Page 101


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)


                                                                         YEAR ENDED AUGUST 31,                         PERIOD
                                                       ---------------------------------------------------------       ENDED
                                                           2021           2020           2019           2018       8/31/2017 (a)
                                                       ------------   ------------   ------------   ------------   --------------
Net asset value, beginning of period.................   $    55.16     $    52.97     $    49.40     $    51.01      $    50.00
                                                        ----------     ----------     ----------     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................         0.76           1.06           1.39           1.15            0.49
Net realized and unrealized gain (loss)..............        (0.34)          2.85           3.63          (1.46)           1.12
                                                        ----------     ----------     ----------     ----------      ----------
Total from investment operations.....................         0.42           3.91           5.02         (0.31)            1.61
                                                        ----------     ----------     ----------     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................        (0.81)         (1.12)         (1.45)         (1.30)          (0.60)
Net realized gain....................................        (0.75)         (0.60)            --          (0.00) (b)         --
Return of capital....................................        (0.04)            --             --             --              --
                                                        ----------     ----------     ----------     ----------      ----------
Total distributions..................................        (1.60)         (1.72)         (1.45)         (1.30)          (0.60)
                                                        ----------     ----------     ----------     ----------      ----------
Net asset value, end of period.......................   $    53.98     $    55.16     $    52.97     $    49.40      $    51.01
                                                        ==========     ==========     ==========     ==========      ==========

TOTAL RETURN (c).....................................         0.77%          7.57%         10.33%         (0.57)%          3.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $5,297,667     $3,640,505     $  900,459     $  318,605      $   51,011
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets........         0.65%          0.65%          0.65%          0.65%           0.65% (d)
Ratio of net expenses to average net assets..........         0.55%          0.55%          0.55%          0.55%           0.55% (d)
Ratio of net investment income (loss) to average
   net assets .......................................         1.34%          1.61%          2.69%          2.29%           1.81% (d)
Portfolio turnover rate (e) (f)......................          497%           431%           246%           358%            231%


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)


                                                                 YEAR ENDED AUGUST 31,                  PERIOD
                                                       ------------------------------------------       ENDED
                                                           2021           2020           2019       8/31/2018 (a)
                                                       ------------   ------------   ------------   --------------
Net asset value, beginning of period.................   $    26.19     $    25.79     $    25.12      $    25.00
                                                        ----------     ----------     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................         0.53           0.75           0.77            0.17
Net realized and unrealized gain (loss)..............         0.52           0.50           0.75            0.10
                                                        ----------     ----------     ----------      ----------
Total from investment operations.....................         1.05           1.25           1.52            0.27
                                                        ----------     ----------     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................        (0.51)         (0.85)         (0.81)          (0.15)
Net realized gain....................................        (0.17)            --          (0.04)             --
                                                        ----------     ----------     ----------      ----------
Total distributions..................................        (0.68)         (0.85)         (0.85)          (0.15)
                                                        ----------     ----------     ----------      ----------
Net asset value, end of period.......................   $    26.56     $    26.19     $    25.79      $    25.12
                                                        ==========     ==========     ==========      ==========

TOTAL RETURN (c).....................................         4.04%          4.97%          6.15%           1.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $  608,317     $  204,295     $  207,606      $   25,125
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets........         0.85%          0.85%          0.85%           0.85% (d)
Ratio of net expenses to average net assets..........         0.75%          0.75%          0.75%           0.75% (d)
Ratio of net investment income (loss) to average
   net assets .......................................          1.90%         2.88%          3.16%           2.68% (d)
Portfolio turnover rate (e)..........................          190% (g)       111% (g)        40% (g)         70%


(a)   Inception dates for FIXD and UCON are February 14, 2017 and June 4, 2018,
      respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Amount is less than $0.01.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   The portfolio turnover rate not including mortgage dollar rolls was 282%,
      270%, 223%, 241% and 158% for the periods ending August 31, 2021, August
      31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017,
      respectively.

(g)   The portfolio turnover rate not including mortgage dollar rolls was 40%,
      67% and 39% for the periods ending August 31, 2021, August 31, 2020 and
      August 31, 2019, respectively.

Page 102                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)


                                                           YEAR         PERIOD
                                                           ENDED         ENDED
                                                         8/31/2021   8/31/2020 (a)
                                                      -------------- --------------
Net asset value, beginning of period.................   $    25.88     $    25.00
                                                        ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................         0.28           0.08
Net realized and unrealized gain (loss)..............         0.47           0.87
                                                        ----------     ----------
Total from investment operations.....................         0.75           0.95
                                                        ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................        (0.29)         (0.07)
Net realized gain....................................        (0.33)            --
                                                        ----------     ----------
Total distributions..................................        (0.62)         (0.07)
                                                        ----------     ----------
Net asset value, end of period.......................   $    26.01     $    25.88
                                                        ==========     ==========

TOTAL RETURN (b).....................................         2.93%          3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $  227,544     $   25,877
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets........         0.75%          0.75% (c)
Ratio of net expenses to average net assets..........         0.65%          0.65% (c)
Ratio of net investment income (loss) to average
   net assets .......................................         0.98%          0.94% (c)
Portfolio turnover rate (d) (e)......................          678%           186%


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)


                                                          PERIOD
                                                           ENDED
                                                       8/31/2021 (a)
                                                      --------------
Net asset value, beginning of period.................   $    20.00
                                                        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................         0.40
Net realized and unrealized gain (loss)..............        (0.02)
                                                        ----------
Total from investment operations.....................         0.38
                                                        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................        (0.43)
                                                        ----------
Net asset value, end of period.......................   $    19.95
                                                        ==========

TOTAL RETURN (b).....................................         1.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $   19,950
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets........         0.95% (c)
Ratio of net expenses to average net assets..........         0.85% (c)
Ratio of net investment income (loss) to average
   net assets........................................         3.75% (c)
Portfolio turnover rate (d)..........................          100%


(a)   Inception dates for DEED and EFIX are April 29, 2020 and February 17,
      2021, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   The portfolio turnover rate not including mortgage dollar rolls was 299%
      and 21% for the periods ending August 31, 2021 and August 31, 2020, respectively.

                        See Notes to Financial Statements               Page 103


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)


                                                          PERIOD
                                                          ENDED
                                                      8/31/2021 (a)
                                                      --------------
Net asset value, beginning of period.................   $    19.98
                                                        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................        (0.03)
Net realized and unrealized gain (loss)..............         1.54
                                                        ----------
Total from investment operations.....................         1.51
                                                        ----------
Net asset value, end of period.......................   $    21.49
                                                        ==========

TOTAL RETURN (b).....................................         7.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $    2,149
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets........         0.85% (c)
Ratio of net expenses to average net assets..........         0.85% (c)
Ratio of net investment income (loss) to average
   net assets........................................       (0.58)% (c)
Portfolio turnover rate (d)..........................           17%


(a)   Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 104                See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of forty-nine funds that are offering shares. This report covers the five funds (each a "Fund" and collectively, the "Funds")
listed below:

      First Trust TCW Opportunistic Fixed Income ETF - (The Nasdaq Stock Market
         LLC ("Nasdaq") ticker "FIXD")
      First Trust TCW Unconstrained Plus Bond ETF - (NYSE Arca, Inc. ("NYSE
         Arca") ticker "UCON")
      First Trust TCW Securitized Plus ETF - (NYSE Arca ticker "DEED")
      First Trust TCW Emerging Markets Debt ETF - (NYSE Arca ticker "EFIX")(1)
      First Trust TCW ESG Premier Equity ETF - (NYSE Arca ticker "EPRE")(2)

      (1) Commenced investment operations on February 17, 2021.
      (2) Commenced investment operations on May 25, 2021.

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund. FIXD's, UCON's, and
DEED's investment objective is to seek to maximize long-term total return.
EFIX's investment objective seeks to provide high total return from current income and capital appreciation. EPRE's investment objective is to seek to provide investors with long-term capital appreciation. Each of FIXD and UCON seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in fixed income securities. DEED seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets
(including investment borrowings) in securitized debt securities. EFIX seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in securitized debt securities issued or guaranteed in emerging market countries. EPRE seeks to achieve its investment objective by investing at least 80% of its net assets
(plus any borrowings for investment purposes) in equity securities of U.S.
companies that meet the sub-advisor's environmental, social and governance (ESG)
criteria. Although EPRE emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act.

Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

                                                                        Page 105


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, municipal securities, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's
      Board of Trustees, which may use the following valuation inputs when available:

      1) benchmark yields;

      2) reported trades;

      3) broker/dealer quotes;

      4) issuer spreads;

      5) benchmark securities;

      6) bids and offers; and

      7) reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Options on swaps ("swaptions") are valued by a third-party pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

-----------------------------
(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

      1) the credit conditions in the relevant market and changes thereto;

      2) the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto
         (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration);
         and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1) the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3) the type, size and cost of a security;

       4) the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on TCW
          Investment Management Company LLC's ("TCW" or the "Sub-Advisor") or
          external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities of the issuer, or comparable companies;

       8) the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

      11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only);

      12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry
          (for corporate debt only); and

      13) other relevant factors.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

                                                                        Page 107


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority, which regulates the London
Interbank Offered Rates ("LIBOR"), announced on March 5, 2021 that all non-USD
LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December
31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International
Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the March 5,
2021 announcement constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Funds or their investments.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At August 31, 2021, FIXD, UCON, and DEED held $11,206,754,
$2,978,109 and $752,954, respectively, of when-issued or delayed-delivery securities. At August 31, 2021, FIXD, UCON, and DEED held $1,148,323,686,
$59,983,955 and $113,596,552, respectively, of forward purchase commitments. C.
RESTRICTED SECURITIES

FIXD, UCON, and DEED invest in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933
Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of August 31, 2021, FIXD, UCON, and DEED held restricted securities as shown in the following table that the
Advisor has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment.
Each Fund does not have the right to demand that such securities be registered.
These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021


                                 ACQUISITION    PRINCIPAL      CURRENT       CARRYING                      % OF
SECURITIES                          DATE          VALUE         PRICE          COST          VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
FIXD
Ruby Pipeline LLC, 8.00%,
   04/01/22                       12/08/2017   $   329,909   $      94.18   $   348,942   $   310,723       0.01%
                                                                            =======================================

UCON
Ruby Pipeline LLC, 8.00%,         07/25/2018,
   04/01/22                       04/01/2021,
                                  08/02/2021   $   598,788   $      94.18   $   560,019   $   563,965       0.09%
                                                                            =======================================

DEED
GS Mortgage Securities Trust,
   Series 2011-GC5, Class XA,
   IO, 0.09%, 08/10/44            05/19/20     $ 2,116,657   $       0.00   $         0   $        21       0.00%*
GS Mortgage Securities Trust,
   Series 2012-GC6, Class XA,
   IO, 1.91%, 01/10/45            03/15/21       8,476,732           0.00        14,809            85       0.00%*
                                                                            ---------------------------------------
                                                                            $    14,809   $       106       0.00%*
                                                                            =======================================


* Amount is less than 0.01%.

D. FUTURES CONTRACTS

Each Fund, with the exception of EPRE, may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statements of Operations.

Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of
"Net change in unrealized appreciation (depreciation) on futures contracts" on the Statements of Operations. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund, with the exception of EPRE, is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. Each Fund, with the exception of EPRE, uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in
"Unrealized appreciation (depreciation) on forward foreign currency contracts"
on the Statements of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the
Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, a Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Fund's Portfolio of
Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the

                                                                        Page 109


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

F. SWAP AGREEMENTS

Each Fund, with the exception of EPRE, may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the
Fund for interest rate swaps, if any, are recorded on the Statements of
Operations as "Net realized gain (loss) on swap contracts." When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the
Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The
Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum interest rate risk to meet its future payments under swap agreements is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the
Statements of Assets and Liabilities.

FIXD and UCON held interest rate swap agreements at August 31, 2021. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

G. OPTIONS AND SWAPTIONS

FIXD may invest in option contracts to adjust its exposure to interest rate risk. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the Fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the Fund loses an amount equal to the market value of the option written less the premium received.

FIXD invests in options on swaps (swaptions), which are transacted over-the-counter ("OTC") and not on an exchange. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid.

FIXD may purchase or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

When a Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Options contracts purchased, at value" on the Statements of Assets and Liabilities. When a Fund writes (sells)
an option, an amount equal to the premium received by the Fund is included in
"Options contracts written, at value" on the Statements of Assets and
Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes

When the Fund purchases a call or put swaption, the premium paid represents the cost of the call or put swaption, which is included in "Swaptions contracts purchased, at value" on the Statements of Assets and Liabilities and is subsequently adjusted daily to the current market value of the option purchased.
Fluctuations in the value of the swaptions are recorded in the Statements of
Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. If the Fund elects to allow a put swaption to expire, then the interest rate risk for purchased swaptions is limited to the premium initially paid. Any gain or loss on swaptions would be included in "Purchased swaptions contracts" on the
Statements of Operations.

H. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs")
or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

The Funds do not have the right to offset financial assets and financial liabilities related to options and swaptions contracts, forward foreign currency contracts, futures contracts or swap contracts on the Statements of Assets and
Liabilities.

I. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of
Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in "Net realized gain (loss) on investments" on the Statements of Operations.

J. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on each Fund's Portfolio of Investments.

                                                                        Page 111


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

K. MORTGAGE DOLLAR ROLLS

Each Fund, with the exception of EPRE, may invest, without limitation, in mortgage dollar rolls. The Funds intend to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Funds'
Sub-Advisor. In a mortgage dollar roll, a Fund will sell (or buy)
mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in a Fund.

L. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly for
FIXD, UCON, DEED, and EFIX and quarterly for EPRE, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2021 was as follows:


                                                                                Distributions    Distributions    Distributions
                                                                                  paid from         paid from       paid from
                                                                                   Ordinary          Capital        Return of
                                                                                    Income            Gains          Capital
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $ 122,548,756    $   7,363,614    $   3,126,328
First Trust TCW Unconstrained Plus Bond ETF                                         7,774,045          537,281               --
First Trust TCW Securitized Plus ETF                                                1,573,671           29,696               --
First Trust TCW Emerging Markets Debt ETF                                             427,501               --               --
First Trust TCW ESG Premier Equity ETF                                                     --               --               --


The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2020 was as follows:


                                                                                Distributions    Distributions    Distributions
                                                                                  paid from         paid from       paid from
                                                                                   Ordinary          Capital        Return of
                                                                                    Income            Gains          Capital
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $  49,116,293    $   1,392,675    $          --
First Trust TCW Unconstrained Plus Bond ETF                                         6,674,002               --               --
First Trust TCW Securitized Plus ETF                                                   68,400               --               --


As of August 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                  Accumulated          Net
                                                                                Undistributed     Capital and      Unrealized
                                                                                  Ordinary           Other        Appreciation
                                                                                   Income         Gain (Loss)    (Depreciation)
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $  (5,632,125)   $ (23,639,262)   $  53,357,838
First Trust TCW Unconstrained Plus Bond ETF                                                --          209,148        5,788,922
First Trust TCW Securitized Plus ETF                                                  796,234               --        1,026,256
First Trust TCW Emerging Markets Debt ETF                                               5,812         (121,232)          31,173
First Trust TCW ESG Premier Equity ETF                                                  8,685               --          142,119



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

M. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FIXD and UCON, the taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit.
For DEED, the taxable years ended 2020 and 2021 remain open to federal and state audit. For EFIX and EPRE, the taxable year ended 2021 remains open to federal and state audit. As of August 31, 2021, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.

                                                             Non-Expiring
                                                             Capital Loss
                                                             Carryforward
                                                           -----------------
First Trust TCW Opportunistic Fixed Income ETF               $         --
First Trust TCW Unconstrained Plus Bond ETF                            --
First Trust TCW Securitized Plus ETF                                   --
First Trust TCW Emerging Markets Debt ETF                         121,232
First Trust TCW ESG Premier Equity ETF                                 --

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended August 31, 2021, the following
Fund listed below incurred and elected to defer net late year ordinary or capital losses as follows:


                                                     Qualified Late Year Losses
                                                  ---------------------------------
                                                  Ordinary Losses   Capital Losses
                                                  ---------------   ---------------
First Trust TCW Opportunistic Fixed Income ETF      $        --       $ 23,639,262


In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended
August 31, 2021, the adjustments for each Fund were as follows:


                                                                    Accumulated
                                                   Accumulated      Net Realized
                                                  Net Investment    Gain (Loss)        Paid-in
                                                  Income (Loss)    on Investments      Capital
                                                  --------------   --------------   -------------
First Trust TCW Opportunistic Fixed Income ETF    $   (1,867,205)  $    1,867,205   $          --
First Trust TCW Unconstrained Plus Bond ETF              703,331         (703,331)             --
First Trust TCW Securitized Plus ETF                      98,005          (97,496)           (509)
First Trust TCW Emerging Markets Debt ETF                 39,914          (39,914)             --
First Trust TCW ESG Premier Equity ETF                     3,260           (3,260)             --


                                                                        Page 113


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

N. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

TCW serves as the Funds' sub-advisor and manages each Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management Agreement,
between the Trust, on behalf of the Funds, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and
TCW, First Trust will supervise TCW and its management of the investment of each
Fund's assets and will pay TCW for its services as the Funds' sub-advisor. TCW receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. First Trust will also be responsible for each Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. FIXD, UCON,
DEED, EFIX, and EPRE have each agreed to pay First Trust an annual unitary management fee equal to 0.65%, 0.85%, 0.75%, 0.95, and 0.85%, respectively, of its average daily net assets. Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until
December 31, 2021 for FIXD and UCON, April 6, 2022 for DEED, and February 12,
2023 for EFIX. The waiver agreement may be terminated by action of the Trust's
Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of each Fund or by the Funds' investment advisor only after December 31,
2021 for FIXD and UCON, April 6, 2022 for DEED, and February 12, 2023 for EFIX.
During the fiscal period ended August 31, 2021, the Advisor waived fees of
$4,784,680, $328,935, $80,994, and $10,487, for FIXD, UCON, DEED, and EFIX,
respectively.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2021, the cost of purchases and proceeds from sales and paydowns of

U.S. Government securities and non-U.S. Government securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                          Purchases           Sales
                                                       ---------------   ---------------
FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
   U.S. Government securities                          $25,838,304,053   $24,480,407,057
   Non-U.S. Government securities                        1,738,764,945       831,382,349

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
   U.S. Government securities                              515,909,943       450,798,405
   Non-U.S. Government securities                          317,758,193        75,150,875

FIRST TRUST TCW SECURITIZED PLUS ETF
   U.S. Government securities                              793,636,665       644,628,874
   Non-U.S. Government securities                          101,874,706         8,428,754

FIRST TRUST TCW EMERGING MARKETS DEBT ETF
   U.S. Government securities                                       --                --
   Non-U.S. Government securities                           37,745,685        18,892,492

FIRST TRUST TCW ESG PREMIER EQUITY ETF
   U.S. Government securities                                       --                --
   Non-U.S. Government securities                              468,896           348,948


For the fiscal period ended August 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                          Purchases           Sales
                                                       ---------------   ---------------
First Trust TCW Opportunistic Fixed Income ETF         $            --   $            --
First Trust TCW Unconstrained Plus Bond ETF                         --                --
First Trust TCW Securitized Plus ETF                                --                --
First Trust TCW Emerging Markets Debt ETF                           --                --
First Trust TCW ESG Premier Equity ETF                       1,809,909                --


                                                                        Page 115


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by each Fund at
August 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.


                                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                          ----------------------------------------   ----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                   STATEMENTS OF ASSETS AND
INSTRUMENT             RISK EXPOSURE         LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   -----------   --------------------------   -----------
FIXD
                                          Options contracts                          Options contracts
Options contracts    Interest Rate Risk   purchased, at value          $ 1,525,562   written, at value            $   871,750

                                          Swaption contracts                         Swaption contracts
Swaption contracts   Interest Rate Risk   purchased, at value              527,389   written, at value                     --

                                          Unrealized appreciation                    Unrealized depreciation
Futures contracts    Interest Rate Risk   on futures contracts *            15,378   on futures contracts*              8,742

                                          Swap contracts,                            Swap contracts,
Swap contracts       Interest Rate Risk   at value                          39,708   at value                         344,609

UCON
                                          Unrealized appreciation                    Unrealized depreciation
Futures contracts    Interest Rate Risk   on futures contracts*             74,240   on futures contracts*            101,187
                                          Swap contracts,                            Swap contracts,
Swap contracts       Interest Rate Risk   at value                           4,165   at value                          36,054

DEED
Forward foreign                           Unrealized appreciation on                 Unrealized depreciation on
currency                                  forward foreign currency                   forward foreign currency
contracts            Currency Risk        contracts                          1,014   contracts                             --

                                          Unrealized appreciation                    Unrealized depreciation
Futures contracts    Interest Rate Risk   on futures contracts*                 --   on futures contracts*              4,675


*  Includes cumulative appreciation/depreciation on futures contracts as reported in each Fund's Portfolio of Investments. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended August 31, 2021, on each Fund's derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


STATEMENTS OF OPERATIONS LOCATION                                        FIXD          UCON          DEED
-------------------------------------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency
   contracts                                                        $   6,971,474   $   350,472   $      (735)
Net change in unrealized appreciation (depreciation) on
   forward foreign currency contracts                                          --            --         1,014

INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on futures contracts                             (85,949)      779,174        37,123
Net change in unrealized appreciation (depreciation) on:
   Purchased swaptions contracts                                          (44,321)           --            --
   Purchased options contracts                                            134,148            --            --
   Written options contracts                                               22,672            --            --
   Futures contracts                                                       14,576      (311,725)      (10,848)
   Swap contracts                                                        (304,901)      (31,889)           --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

FIXD
During the fiscal year ended August 31, 2021, the premiums for purchased swaptions contracts opened were $571,710 and the premiums for purchased swaptions contracts closed, exercised and expired were $0.

During the fiscal year ended August 31, 2021, the premiums for purchased options contracts opened were $1,391,414 and the premiums for purchased options contracts closed, exercised and expired were $0.

During the fiscal year ended August 31, 2021, the premiums for written options contracts opened were $894,422 and the premiums for written options contracts closed, exercised and expired were $0.

During the fiscal year ended August 31, 2021, the notional value of forward foreign currency contracts opened and closed were $139,727,415 and $139,727,415, respectively.

During the fiscal year ended August 31, 2021, the notional value of futures contracts opened and closed were $113,005,236 and $202,409,287, respectively.

The Fund entered into interest rate swap agreements on July 21, 2021. For the period July 21, 2021 through August 31, 2021, the average volume of interest rate swaps was $279,758,571.

UCON
During the fiscal year ended August 31, 2021, the notional value of forward foreign currency contracts opened and closed were $7,024,904 and $7,024,904, respectively.

During the fiscal year ended August 31, 2021, the notional value of futures contracts opened and closed were $304,777,938 and $243,541,323, respectively.

The Fund entered into interest rate swap agreements on July 21, 2021. For the period July 21, 2021 through August 31, 2021, the average volume of interest rate swaps was $29,263,690.

DEED
During the fiscal year ended August 31, 2021, the notional value of forward foreign currency contracts opened and closed were $1,702,408 and $850,373, respectively.

During the fiscal year ended August 31, 2021, the notional value of futures contracts opened and closed were $21,441,283 and $22,468,217, respectively.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

                                                                        Page 117

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2022 for
FIXD, UCON, and DEED, February 10, 2023 for EFIX, and April 30, 2023 for EPRE.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                9. OTHER MATTERS

By operation of law, UCON now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

On September 20, 2021, FT Cboe Vest International Equity Buffer ETF - September
and FT Cboe Vest Nasdaq-100(R) Buffer ETF - September, each an additional series of the Trust, began trading under the symbols "YSEP" and "QSPT," respectively, on Cboe BZX Exchange, Inc.

On September 21, 2021, First Trust SkyBridge Crypto Industry and Digital Economy
ETF, an additional series of the Trust, began trading under the symbol "CRPT" on
NYSE Arca.

On October 14, 2021, First Trust Multi-Manager Small Cap Opportunities ETF, an
additional series of the Trust, began trading under the symbol "MMSC" on NYSE
Arca.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust TCW Opportunistic Fixed Income ETF, First Trust TCW Unconstrained Plus
Bond ETF, First Trust TCW Securitized Plus ETF, First Trust TCW Emerging Markets
Debt ETF and First Trust TCW ESG Premier Equity ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2021, the related statements of operations, the changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.


-----------------------------------------------------------------------------------------------------------------------------
   INDIVIDUAL FUNDS INCLUDED              STATEMENTS OF              STATEMENTS OF CHANGES
          IN THE TRUST                      OPERATIONS                   IN NET ASSETS               FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
First Trust TCW Opportunistic      For the year ended             For the years ended            For the years ended
Fixed Income ETF                   August 31, 2021                August 31, 2021 and 2020       August 31, 2021, 2020, 2019,
                                                                                                 2018, and the period from
                                                                                                 February 14, 2017
                                                                                                 (commencement of operations)
                                                                                                 through August 31, 2017
-----------------------------------------------------------------------------------------------------------------------------
First Trust TCW Unconstrained      For the year ended             For the years ended            For the years ended
Plus Bond ETF                      August 31, 2021                August 31, 2021 and 2020       August 31, 2021, 2020, 2019,
                                                                                                 and the period from June 4,
                                                                                                 2018 (commencement of
                                                                                                 operations) through
                                                                                                 August 31, 2018
-----------------------------------------------------------------------------------------------------------------------------
First Trust TCW Securitized Plus   For the year ended             For the year ended             For the year ended
ETF                                August 31, 2021                August 31, 2021 and for        August 31, 2021 and for
                                                                  the period from April 29,      the period from April 29,
                                                                  2020 (commencement of          2020 (commencement of
                                                                  operations) through            operations) through
                                                                  August 31, 2020                August 31, 2020
-----------------------------------------------------------------------------------------------------------------------------
First Trust TCW Emerging           For the period from February 17, 2021 (commencement of operations) through
Markets Debt ETF                   August 31, 2021
-----------------------------------------------------------------------------------------------------------------------------
First Trust TCW ESG Premier        For the period from May 25, 2021 (commencement of operations) through August 31, 2021
Equity ETF
-----------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

                                                                        Page 119

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
--------------------------------------------------------------------------------

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 26, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders for the taxable period ended August
31, 2021 that were properly designated by each Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distribution made by each Fund during the fiscal period ended August 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal year ended August 31, 2021, the below Funds designated long-term capital gain distributions in the following amounts.

                                                             Long-Term Capital
                                                             Gain Distributions
                                                            --------------------
First Trust TCW Opportunistic Fixed Income ETF                  $ 7,363,614
First Trust TCW Unconstrained Plus Bond ETF                         537,281
First Trust TCW Securitized Plus ETF                                 29,696

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

                                                                        Page 121

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                                                        Page 123


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND
SUB-ADVISORY AGREEMENTS

FIRST TRUST TCW EMERGING MARKETS DEBT ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of First Trust TCW Emerging Markets Debt ETF (the "Fund"), and the
Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the
Fund, the Advisor and TCW Investment Management Company LLC (the "Sub-Advisor"),
for an initial two-year term at a meeting held on January 14, 2021. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the
Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund
(including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the proposed sub-advisory fee rate; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense
Universe; the nature of expenses to be incurred in providing services to the
Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor;
financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the
Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the January 14, 2021 meeting, the Board also received a presentation from representatives of the
Sub-Advisor discussing the services that the Sub-Advisor will provide to the
Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the
Sub-Advisor's portfolio management team and the Sub-Advisor's investment style.
The Board also noted that the Sub-Advisor sub-advises three other fixed-income
ETFs in the First Trust Fund Complex. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.95% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee remaining after the
Fund's expenses are paid. The Board noted that the Advisor would be responsible

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor would contractually agree to waive fees in the amount of 0.10% of the Fund's average daily net assets for at least a two-year period beginning upon the effectiveness of the Fund's registration statement and also to reduce fees to the extent of acquired fund fees and expenses of funds managed by the Advisor that are held by the Fund. The
Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the
Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the
Board noted that the unitary fee rate for the Fund (after fee waivers) was above the median total (net) expense ratio of the peer funds in the Expense Group.
With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor's statement that the Fund will be unique to the First Trust Fund Complex given its focus on hard currency emerging market debt, but will be most similar to two other fixed-income ETFs in the
First Trust Fund Complex managed by the Advisor that pay unitary fees equal to annual rates of 0.85% or 0.95% of their respective average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor's estimate of the asset level for the Fund at which the Advisor expects the
Advisory Agreement to be profitable to the Advisor and the Advisor's estimate of the profitability of the Advisory Agreement if the Fund's assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The
Board considered that the Sub-Advisor would be paid by the Advisor from the
Fund's unitary fee and its understanding that the sub-advisory fee rate was the product of an arm's length negotiation. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered fall-out benefits to the
Sub-Advisor that may be realized from its relationship with the Fund, noting the
Sub-Advisor's statements that it is not aware of any other benefits derived or that may be derived by the Sub-Advisor or its affiliates from the Sub-Advisor's relationship with the Advisor and the Fund and that the Sub-Advisor does not enter into soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND
SUB-ADVISORY AGREEMENTS

FIRST TRUST TCW ESG PREMIER EQUITY ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of First Trust TCW ESG Premier Equity ETF (the "Fund"), and the
Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the
Fund, the Advisor and TCW Investment Management Company LLC (the "Sub-Advisor"),
for an initial two-year term at a meeting held on April 26, 2021. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the
Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund
(including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe;
the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First
Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and information on the
Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the
Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the
Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the April 26, 2021 meeting, the Board also received a presentation from a representative of the
Sub-Advisor discussing the services that the Sub-Advisor will provide to the
Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the
Sub-Advisor's portfolio management team and the Sub-Advisor's investment style.
The Board also noted that the Sub-Advisor sub-advises four other ETFs in the
First Trust Fund Complex. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.85% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee remaining after the
Fund's expenses are paid. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the
Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense
Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the
Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other
ETFs managed by the Advisor, the Board considered the Advisor's statement that the Fund will be unique to the market and the First Trust Fund Complex as an ETF with an actively-managed focus on ESG with strong enterprise valuations, but will be most similar to three other actively-managed equity ETFs in the First
Trust Fund Complex managed by the Advisor that employ an advisor/sub-advisor management structure and pay unitary fees at annual rates that range from 0.80%

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

to 0.95% of their respective average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the
Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor's estimate of the asset level for the Fund at which the Advisor expects the
Advisory Agreement to be profitable to the Advisor and the Advisor's estimate of the profitability of the Advisory Agreement if the Fund's assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The
Board considered that the Sub-Advisor would be paid by the Advisor from the
Fund's unitary fee and its understanding that the sub-advisory fee rate was the product of an arm's length negotiation. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered fall-out benefits to the
Sub-Advisor that may be realized from its relationship with the Fund. The Board noted the Sub-Advisor's statement that it does not accrue scale-related, ancillary or indirect benefits or achieve increased name recognition due to its relationship with the Fund and considered the Sub-Advisor's description of its soft-dollar policy. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF, FIRST TRUST TCW UNCONSTRAINED
PLUS BOND ETF AND FIRST TRUST TCW SECURITIZED PLUS ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreements (as applicable to a specific Fund, the
"Advisory Agreement" and collectively, the "Advisory Agreements") with First
Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreements
(as applicable to a specific Fund, the "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements" and together with the Advisory
Agreements, the "Agreements") among the Trust, the Advisor and TCW Investment
Management Company LLC (the "Sub-Advisor") on behalf of the following three series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust TCW Opportunistic Fixed Income ETF (FIXD)
      First Trust TCW Unconstrained Plus Bond ETF (UCON)
      First Trust TCW Securitized Plus ETF (DEED)

The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6-7 2021.
The Board determined for each Fund that the continuation of the applicable
Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by
Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the
Sub-Advisor under the applicable Agreements. With respect to the Advisory
Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each
Fund's compliance with its investment objective, policies and restrictions. The
Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the
Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor's day-to-day management of the
Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management teams, including the Board's prior meetings with members of the portfolio management teams. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the
Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable
Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for each Fund in an amount equal to 0.10% of the Fund's average daily net assets until at least December 31, 2021 for FIXD and UCON and until at least April 6, 2022 for DEED. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the
Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for FIXD, after taking into account the contractual fee waiver, was equal to the median total
(net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for each of UCON and DEED, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for DEED

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The
Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The
Board received and reviewed information comparing FIXD's performance for the one- and three-year periods ended December 31, 2020 to the performance of the funds in its Performance Universe and a benchmark index and information comparing UCON's performance for the one-year period ended December 31, 2020 to the performance of the funds in its Performance Universe and a benchmark index.
Based on the information provided, the Board noted that FIXD outperformed its
Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2020 and that UCON outperformed its Performance
Universe median and benchmark index for the one-year period ended December 31,
2020. Because DEED commenced operations on April 29, 2020 and therefore has a limited performance history, comparative performance information for the Fund was not considered.

On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of FIXD and UCON for the twelve months ended December 31, 2020 and to DEED for the period from inception through December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2020. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statements that the Sub-Advisor believes economies of scale in managing fixed-income portfolios are limited and that the current sub-advisory fees appropriately reflect economies of scale, and that the
Sub-Advisor continues to add resources commensurate with and often ahead of the demands of its business. The Board did not review the profitability of the
Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the
Sub-Advisor for each Fund from its unitary fee and its understanding that each
Fund's sub-advisory fee rate was the product of an arm's length negotiation. The
Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the
Sub-Advisor from being associated with the Advisor and the Funds, and noted the
Sub-Advisor's statements that the Sub-Advisor does not accrue scale-related, ancillary or indirect benefits or achieve increased name recognition due to its relationship with the Funds, and that the Sub-Advisor's Fixed Income Team does not enter into soft dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                                                                        Page 129


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 26, 2021 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee's annual meeting held on March 16, 2021 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                  FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS                OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          210          None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           210          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial            210          Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),          210          None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              210          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                        Page 131


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
       NAME                    OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer
(1966)                Executive Officer                                (January 2016 to Present), Controller (January 2011
                                                   o Since Inception   to January 2016), Senior Vice President (April 2007
                                                                       to January 2016), First Trust Advisors L.P. and First
                                                                       Trust Portfolios L.P.; Chief Financial Officer
                                                                       (January 2016 to Present), BondWave LLC
                                                                       (Software Development Company) and Stonebridge
                                                                       Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since Inception   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term   General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                    First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception   Counsel, BondWave LLC; Secretary, Stonebridge
                                                                       Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                          and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1966)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1970)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                        Page 133

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
TCW Investment Management Company LLC
865 South Figueroa Street
Los Angeles, CA 90017

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

        EquityCompass Risk Manager ETF (ERM)

        EquityCompass Tactical Risk Manager ETF (TERM)

-----------------------------
        Annual Report
     For the Year Ended
       August 31, 2021
-----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

Shareholder Letter...........................................................  1
Fund Performance Overview

Portfolio of Investments

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or EquityCompass Investment Management, LLC (the
"Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the
EquityCompass Risk Manager ETF ("ERM") and the EquityCompass Tactical Risk
Manager ETF ("TERM" and together with ERM, the "Funds"), each a series of the
First Trust Exchange-Traded Fund VIII, which contains detailed information about the Funds for the twelve months ended August 31, 2021.

The coronavirus ("COVID-19") pandemic has proven to be as stubborn as advertised. We were warned by the scientific community early on that we would have to coexist with this virus from here on out, and that appears to be the case some 19 months after its onset. While the three main vaccines have proven to be effective at keeping those people who have gotten all the required shots out of the hospital, the U.S., unfortunately, had only achieved a 54% fully vaccinated rate as of September 9, 2021, according to the Centers for Disease
Control and Prevention. If you add in the people ages 18 and older who have received just one of the two-dose vaccines, it jumps to 75.3%. The U.S. and global economies continue to underperform due to the pandemic. The U.S. alone had a record high 10.9 million job openings at the end of July 2021, according to the latest Job Openings and Labor Turnover Survey from the Department of
Labor. It appears that many people do not seem to want to work right now. An estimated 7.5 million unemployment recipients in the U.S. were scheduled to lose their benefits on September 6, 2021. Perhaps that will be enough to incentivize people to go back to work.

The Federal Reserve (the "Fed") continues to play a major role in the U.S.
economy. It has kept short-term interest rates artificially low for the better part of the past 13 years. The Federal Funds target rate (upper bound), while held at 0.25% for roughly nine of those 13 years, reached as high as 2.50% in the same 13-year period, but only for a few months and that was just prior to the COVID-19 pandemic, according to data from the Fed. For comparative purposes, the target rate averaged 2.56% for the 30-year period ended September 21, 2021.
It currently stands at 0.25%. In addition to keeping rates low, the Fed has been buying assets, specifically Treasuries and mortgage-backed securities. It has been buying a combined $120 billion of these securities every month. This has helped keep bond yields artificially low as well. As of February 26, 2020, the value of the assets on the Fed's balance sheet totaled $4.16 trillion, according to its own data. As of September 15, 2021, the assets were valued at $8.45 trillion. Keep in mind, the balance sheet stood at $1 trillion on September 17,
2008. That was during the 2007-2008 Financial Crisis. Due to the reopening of the U.S. economy and a bigger-than-expected rise in inflation this year, the Fed has signaled that it could begin to taper its bond buying program by the end of
2021. With respect to the Federal Funds rate, the Fed continues to say it intends to leave short-term rates where they are until 2023. In other words, the
Fed is poised to maintain its accommodative stance towards monetary policy. They are not looking to get tight - just less loose. We will monitor this scenario closely in the months ahead to see if the Fed's actions impact the direction of interest rates and bond yields.

Overall, I am pleased to report that the securities markets have performed well in this tumultuous climate. It appears, in our opinion, that the extremely low interest rates offered on savings vehicles has motivated many investors to assume more risk to potentially generate higher returns. The S&P 500(R) Index
(the "Index") posted a total return of 31.17% for the 12-month period ended
August 31, 2021, according to Bloomberg. For comparative purposes, from 1926 through 2020 (95 years), the Index returned an average of 10.28% per year on a total return basis, according to Morningstar/Ibbotson Associates. Should interest rates and bond yields eventually trend higher, investors should be prepared for a bit of turbulence as stocks and bonds may be subjected to some potential short-term profit taking, in my opinion. Having said that, I encourage investors to stay the course. I remain optimistic due in large part to the trillions of dollars in government stimulus money already circulating in the economy as well as the potential for trillions of additional dollars from
President Joe Biden's infrastructure and "human infrastructure" bills still weaving their way through Congress. It's hard to bet against growth in the current climate.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

EQUITYCOMPASS RISK MANAGER ETF (ERM)

The EquityCompass Risk Manager ETF (the "Fund") seeks to provide long term capital appreciation with capital preservation as a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in equity securities of companies domiciled in the U.S. or listed on a
U.S. exchange. During periods when the U.S. equity market is determined to be unfavorable by the Fund's Sub-Advisor, the Fund may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income exchange-traded funds ("ETFs"), or the Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced
Short Maturity ETF (FTSM). Certain of the ETFs in which the Fund invests may be advised by First Trust. The Fund is classified as "diversified" under the
Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol "ERM."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (4/10/17)     Inception (4/10/17)
                                                           8/31/21            to 8/31/21              to 8/31/21
FUND PERFORMANCE
NAV                                                         41.52%               7.34%                   36.47%
Market Price                                                41.78%               7.36%                   36.58%

INDEX PERFORMANCE
S&P 500(R) Index                                            31.17%              18.18%                  108.22%
Hedge Fund Research HFRI Equity Hedge Index(1)              26.92%              10.09%                   51.84%
---------------------------------------------------------------------------------------------------------------------


(1)   Cumulative total return for the period April 30, 2017 through August 31,
      2021. Performance data is not available for the entire period shown in the table for the index because performance data for the index is only available on a month-end basis. Performance data for the index may be updated on an ongoing basis and is subject to change.

(See Notes to Fund Performance Overview on page 6.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            21.2%
Health Care                                       13.1
Consumer Discretionary                            12.5
Financials                                        11.8
Communication Services                            11.6
Industrials                                        9.2
Consumer Staples                                   8.0
Energy                                             3.8
Utilities                                          3.4
Real Estate                                        2.7
Materials                                          2.7
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
American International Group, Inc.                 0.8%
Norwegian Cruise Line Holdings Ltd.                0.8
NVIDIA Corp.                                       0.7
Netflix, Inc.                                      0.7
Booking Holdings, Inc.                             0.7
NetApp, Inc.                                       0.7
Assurant, Inc.                                     0.7
salesforce.com, Inc.                               0.7
Goldman Sachs Group (The), Inc.                    0.7
Walgreens Boots Alliance, Inc.                     0.7
                                                --------
     Total                                         7.2%
                                                ========


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EQUITYCOMPASS RISK MANAGER ETF (ERM) (CONTINUED)


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              APRIL 10, 2017 - AUGUST 31, 2021

             EquityCompass              S&P 500(R)
            Risk Manager ETF              Index
4/10/17         $10,000                  $10,000
8/31/17          10,244                   10,571
2/28/18          11,107                   11,716
8/31/18          11,804                   12,649
2/28/19          10,382                   12,264
8/31/19          10,190                   13,019
2/29/20          10,171                   13,269
8/31/20           9,644                   15,875
2/28/21          11,883                   17,421
8/31/21          13,647                   20,822


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)

The EquityCompass Tactical Risk Manager ETF (the "Fund") seeks to provide long term capital appreciation with capital preservation as a secondary objective.
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in equity securities of companies domiciled in the U.S.
or listed on a U.S. exchange. During periods when the U.S. equity market is determined to be unfavorable by the Fund's Sub-Advisor, the Fund may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income exchange-traded funds ("ETFs"), or the Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the
First Trust Enhanced Short Maturity ETF (FTSM). During such periods, the Fund may also invest a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices including by investing in inverse ETFs. Certain of the ETFs in which the Fund invests may be advised by
First Trust. The Fund is classified as "diversified" under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol "TERM."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (4/10/17)     Inception (4/10/17)
                                                           8/31/21            to 8/31/21              to 8/31/21
FUND PERFORMANCE
NAV                                                         41.54%               3.97%                   18.63%
Market Price                                                41.43%               3.98%                   18.69%

INDEX PERFORMANCE
S&P 500(R) Index                                            31.17%              18.18%                  108.22%
Hedge Fund Research HFRI Equity Hedge Index(1)              26.92%              10.09%                   51.84%
---------------------------------------------------------------------------------------------------------------------


(1)   Cumulative total return for the period April 30, 2017 through August 31,
      2021. Performance data is not available for the entire period shown in the table for the index because performance data for the index is only available on a month-end basis. Performance data for the index may be updated on an ongoing basis and is subject to change.

(See Notes to Fund Performance Overview on page 6.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            21.2%
Health Care                                       13.1
Consumer Discretionary                            12.5
Financials                                        11.8
Communication Services                            11.6
Industrials                                        9.2
Consumer Staples                                   8.0
Energy                                             3.8
Utilities                                          3.4
Real Estate                                        2.7
Materials                                          2.7
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
American International Group, Inc.                 0.8%
Norwegian Cruise Line Holdings Ltd.                0.8
Netflix, Inc.                                      0.7
NVIDIA Corp.                                       0.7
Assurant, Inc.                                     0.7
NetApp, Inc.                                       0.7
salesforce.com, Inc.                               0.7
Walgreens Boots Alliance, Inc.                     0.7
Booking Holdings, Inc.                             0.7
Goldman Sachs Group (The), Inc.                    0.7
                                                --------
     Total                                         7.2%
                                                ========


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM) (CONTINUED)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                APRIL 10, 2017 - AUGUST 31, 2021

            EquityCompass Tactical            S&P 500(R)
               Risk Manager ETF                 Index
4/10/17            $10,000                     $10,000
8/31/17             10,244                      10,571
2/28/18             11,107                      11,716
8/31/18             11,805                      12,649
2/28/19              9,102                      12,264
8/31/19              8,856                      13,019
2/29/20              8,835                      13,269
8/31/20              8,382                      15,875
2/28/21             10,328                      17,421
8/31/21             11,863                      20,822


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to EquityCompass Risk Manager ETF ("ERM") and EquityCompass Tactical
Risk Manager ETF ("TERM") (each a "Fund" and, collectively, the "Funds"). First
Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolio and certain other services necessary for the management of the portfolios.

                                  SUB-ADVISOR

EquityCompass Investment Management, LLC ("EquityCompass Investment Management"
or the "Sub-Advisor") serves as the investment sub-advisor to the Funds.

                              PORTFOLIO MANAGEMENT

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee (the "Investment Committee"), which manages the Funds' investments, consists of:

DANIEL J. LINDQUIST, MANAGING DIRECTOR OF FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR OF FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST
TODD LARSON, CFA, VICE PRESIDENT OF FIRST TRUST
CHRIS A. PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST
JOHN GAMBLA, SENIOR PORTFOLIO MANAGER, ALTERNATIVES INVESTMENT TEAM OF
   FIRST TRUST
ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER, ALTERNATIVES INVESTMENT TEAM OF
   FIRST TRUST

                         SUB-ADVISOR PORTFOLIO MANAGERS

The Sub-Advisor portfolio managers, as set forth below, provide non-discretionary investment advice to the Investment Committee:

TIMOTHY M. MCCANN, SENIOR PORTFOLIO MANAGER, EQUITYCOMPASS INVESTMENT
   MANAGEMENT, LLC
CHRISTOPHER M. MUTASCIO, SENIOR MANAGING DIRECTOR AND PORTFOLIO MANAGER,
   EQUITYCOMPASS INVESTMENT MANAGEMENT, LLC

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Funds, while the Sub-Advisor portfolio managers provide non-discretionary investment advice to the Investment Committee. Timothy
M. McCann has served as part of the portfolio management team of the Funds since
2017 and Christopher M. Mutascio has served as part of the portfolio management team of the Funds since 2020.

                                   COMMENTARY

MARKET RECAP

In the fall of 2020, we suggested that the introduction of coronavirus
("COVID-19") vaccines would not only protect individuals from contracting
COVID-19 but would also work to help reopen our economy that had been shut down as a result of the global pandemic. We were optimistic that after enough vaccines were administered, economic growth would return most likely by the spring of 2021, accompanied by a significant recovery in the earnings of companies that had been shackled by the worst contraction to the U.S. gross domestic product ("GDP") and corporate profitability since The Great Depression
100 years ago.

In addition, we believed the next pivot in the stock market would likely favor value stocks over growth stocks. Although the outperformance of growth stocks over value stocks in 2020 was perfectly sensible (growth stocks were able to continue growing sales and earnings despite the recession) the reopening of the economy would, in our opinion, soon benefit value stocks as these businesses were strong beneficiaries of a rapidly expanding economy.

Specifically, we believed the most mispriced segment of the market in the fall of 2020 would be high-quality, dividend-paying stocks within the value stock camp. With dividend payments between 4%-6%, the yields of these value stocks were at record levels compared to the sub 1% yield on the 10-Year U.S. Treasury
Note. We continued to reiterate our belief that stocks with above average income yields might soon become an opportunistic segment of the stock market. To this point, we also believed the significant lag in price performance among value stocks relative to growth stocks that occurred in 2020 might soon reverse.

In 2020, the economic impact of COVID-19 caused U.S. real GDP growth to decline
2.4%--the first negative yearly reading in over 10 years. However, with the introduction of vaccines beginning in November 2020, the U.S. economy began to slowly reopen. In the first quarter of 2021, U.S. real GDP advanced 0.4%--a small economic advance, but definitely in the right direction. With several vaccines being administered and more doors of the U.S. economy starting to open, the recovery was soon full speed ahead.

                                                                          Page 7


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

For the 12-month period ended August 31, 2021, large cap stocks, as represented by the S&P 500(R) Index, gained 31.17%, mid-cap stocks, represented by the S&P
MidCap 400(R) Index, returned 44.75% and small-cap stocks, represented by the
S&P SmallCap 600(R) Index, gained 53.91%. The disparity between the Russell
1000(R) Growth Index and the Russell 1000(R) Value Index was 7.90%, with growth stocks returning 28.52% and the value stocks counterpart returning 36.42% over the same period. The Financials, Energy, and Communication Services sectors were the strongest advancing sectors while the Utilities, Consumer Discretionary, and
Consumer Staples sectors were the weakest, yet still earning positive returns, during the same period. Bonds, as represented by the Bloomberg U.S. Aggregate
Bond Total Return Index, fell relatively flat at -0.08% for the same period.
Forward 12-month earnings estimates for the S&P 500(R) Index were $211.68 on
August 31, 2021.

PERFORMANCE REVIEW (ERM/TERM)

ERM and TERM were fully long equities throughout the 12-month period ended
August 31, 2021, with the exception of two brief periods where both Funds held a partially defensive position (25% cash) during the periods of March 3, 2021 through March 17, 2021 and, again, on July 22, 2021 through August 2, 2021. On both occasions, the criteria used to trigger the positioning was a sudden and significant single day widening in credit spreads. The actions in the credit markets appeared to be limited to just single daily events. Credit market conditions on both occasions stabilized fairly quickly after each of these signals. Therefore, the duration of both defensive positions was minimal.

For the twelve-month period ended August 31, 2021, ERM and TERM posted net asset value ("NAV") returns of 41.52% and 41.54%, respectively. Market price returns for ERM and TERM were 41.78% and 41.43%, respectively, for the same period. The primary benchmark for the Funds is the S&P 500(R) Index (the "Benchmark"). For
the period, the S&P 500(R) Equal Weight Index was up 42.67% on a total return basis. Both TERM and ERM outperformed their Benchmark.

The greatest contribution to the active return for the Funds relative to the
Benchmark was their exposure to equally weighted positions. Market breadth was strong for the period, particularly during the reflationary period of September
2020 through March 2021 when the yield on the 10-Year U.S. Treasury Note rose over 100 basis points ("bps"). For the 12-month period ended August 31, 2021, the S&P market-cap weighted index advanced 31.17%, while its equal weighted counterpart rose 42.67%. The Funds' disproportionate exposure to smaller companies also provided a modest tailwind to performance as evidenced with the
S&P 100(R) Index advancing 28.77% while the S&P SmallCap 600(R) rose 53.91%. All sector exposures provided a positive contribution to the Funds' active returns for the period except for the Health Care sector. The sectors with the greatest contribution to the Funds' active return were the stocks held in the Consumer
Discretionary and the Financials sectors.

Our selection process for the underlying 150 names--representing the long component--tends to result in two distinct biases relative to the equal weight
S&P 500(R) Index. Roughly one-third of the portfolio will generally be comprised of the smallest names in the S&P 500(R) Index across all major sectors. As a result, they tend to have smaller capitalizations and value-like characteristics.

Seven of the 11 Benchmark sectors produced positive returns during the 12-month period ended August 31, 2021, with the Financials (+56.32%), Energy (+42.90%), and Communication Services (+38.55%) sectors leading the advancers. The
Utilities, Consumer Discretionary, and Consumer Staples sectors were the under-performing sectors for the same period, gaining 19.71%, 17.85%, and
14.44%, respectively.

MARKET AND FUND OUTLOOK

As of August 31, 2021, earnings expectations for the S&P 500(R) Index have climbed steadily within the last year. For the full 12-month period ended August
31, 2021, earnings estimates have expanded at a rate of 24 cents (14 bps growth)
per day from a low of $152.08 to $211.68. The growth in corporate profitability has seen a very steady incline that is broadly in line with the direction of the
S&P 500(R) Index. Earnings multiples on the S&P 500(R) Index have softened slightly from 23.01x in August of 2020 to 20.9x in August of 2021. This multiple compression comes as prices continue to chase expectations, with the direction of both trending upward in tandem. Buoys to the financial market within the period included improving business expectations, strong consumer spending, and government aid to individuals and corporations. So long as expectations for earnings continue to rise, and technical patterns remain favorable, we anticipate both Funds to maintain full equity exposure. Looking forward, it is clear, in our view, the U.S. economy is in the midst of its strongest recovery since World War II. However, it is important to understand this flurry of activity is a direct result of the reopening of our economy after spending almost a year in lockdown because of the COVID-19 global pandemic. The unleashing of pent-up demand, by both consumers and businesses, is unprecedented. Once businesses renormalize their supply chains, employees return back to the workforce, and consumer appetites have been satisfied, the U.S.
economy should reset to a slower and lower level of economic activity, in our opinion.

The Equity Risk Management Strategy ("ERMS") is designed to remove emotional decision making and react to, not anticipate, changes in fundamental and technical conditions to adjust equity exposure accordingly. Currently, the ERMS is fully invested as both fundamental and technical indicators signal favorable near-term outcomes. Should either of these conditions deteriorate, the strategy will move to a partially defensive position. However, if both signals deteriorate concurrently the strategy will move to a more significant defensive position.


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2021 (UNAUDITED)

As a shareholder of EquityCompass Risk Manager ETF or EquityCompass Tactical
Risk Manager ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------
                                                                                      ANNUALIZED
                                                                                     EXPENSE RATIO   EXPENSES PAID
                                                     BEGINNING         ENDING        BASED ON THE      DURING THE
                                                   ACCOUNT VALUE    ACCOUNT VALUE      SIX-MONTH       SIX-MONTH
                                                   MARCH 1, 2021   AUGUST 31, 2021    PERIOD (a)     PERIOD (a) (b)
-------------------------------------------------------------------------------------------------------------------
EQUITYCOMPASS RISK MANAGER ETF (ERM)
Actual                                               $1,000.00        $1,148.40          0.65%           $3.52
Hypothetical (5% return before expenses)             $1,000.00        $1,021.93          0.65%           $3.31

EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
Actual                                               $1,000.00        $1,148.70          0.65%           $3.52
Hypothetical (5% return before expenses)             $1,000.00        $1,021.93          0.65%           $3.31


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which each Fund may invest.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2021 through August 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 9


EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.6%
               AEROSPACE & DEFENSE -- 2.6%
          332  Boeing (The) Co. (a)                     $      72,874
          383  General Dynamics Corp.                          76,719
          207  Lockheed Martin Corp.                           74,479
          873  Raytheon Technologies Corp.                     73,995
                                                        -------------
                                                              298,067
                                                        -------------
               AIR FREIGHT & LOGISTICS -- 1.3%
          271  FedEx Corp.                                     72,002
          391  United Parcel Service, Inc.,
                  Class B                                      76,491
                                                        -------------
                                                              148,493
                                                        -------------
               AUTOMOBILES -- 1.9%
        5,562  Ford Motor Co. (a)                              72,473
        1,420  General Motors Co. (a)                          69,594
          105  Tesla, Inc. (a)                                 77,251
                                                        -------------
                                                              219,318
                                                        -------------
               BANKS -- 3.4%
        1,951  Bank of America Corp.                           81,454
        1,091  Citigroup, Inc.                                 78,454
          493  JPMorgan Chase & Co.                            78,855
        1,355  U.S. Bancorp                                    77,764
        1,611  Wells Fargo & Co.                               73,623
                                                        -------------
                                                              390,150
                                                        -------------
               BEVERAGES -- 1.9%
        1,339  Coca-Cola (The) Co.                             75,399
        1,547  Molson Coors Beverage Co.,
                  Class B                                      73,529
          487  PepsiCo, Inc.                                   76,162
                                                        -------------
                                                              225,090
                                                        -------------
               BIOTECHNOLOGY -- 2.7%
          651  AbbVie, Inc.                                    78,628
          329  Amgen, Inc.                                     74,199
          222  Biogen, Inc. (a)                                75,238
        1,081  Gilead Sciences, Inc.                           78,675
                                                        -------------
                                                              306,740
                                                        -------------
               CAPITAL MARKETS -- 2.8%
        1,445  Bank of New York Mellon (The)
                  Corp.                                        79,793
           85  BlackRock, Inc.                                 80,180
          198  Goldman Sachs Group (The), Inc.                 81,875
          777  Morgan Stanley                                  81,142
                                                        -------------
                                                              322,990
                                                        -------------
               CHEMICALS -- 2.0%
        1,658  CF Industries Holdings, Inc.                    75,306
        1,224  Dow, Inc.                                       76,990
        1,004  DuPont de Nemours, Inc.                         74,316
                                                        -------------
                                                              226,612
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 2.6%
          198  Arista Networks, Inc. (a)                       73,167

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT
                  (CONTINUED)
        1,347  Cisco Systems, Inc.                      $      79,500
          352  F5 Networks, Inc. (a)                           71,656
        2,606  Juniper Networks, Inc.                          75,522
                                                        -------------
                                                              299,845
                                                        -------------
               CONSUMER FINANCE -- 1.3%
          445  American Express Co.                            73,852
          461  Capital One Financial Corp.                     76,512
                                                        -------------
                                                              150,364
                                                        -------------
               CONTAINERS & PACKAGING -- 0.7%
        1,290  Sealed Air Corp.                                78,729
                                                        -------------
               DIVERSIFIED FINANCIAL SERVICES
                 -- 0.7%
          268  Berkshire Hathaway, Inc.,
                  Class B (a)                                  76,586
                                                        -------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 2.0%
        2,693  AT&T, Inc.                                      73,842
        6,567  Lumen Technologies, Inc.                        80,774
        1,357  Verizon Communications, Inc.                    74,635
                                                        -------------
                                                              229,251
                                                        -------------
               ELECTRIC UTILITIES -- 3.3%
          710  Duke Energy Corp.                               74,309
        1,615  Exelon Corp.                                    79,167
          949  NextEra Energy, Inc.                            79,707
          969  Pinnacle West Capital Corp.                     74,516
        1,184  Southern (The) Co.                              77,824
                                                        -------------
                                                              385,523
                                                        -------------
               ELECTRICAL EQUIPMENT -- 0.7%
          746  Emerson Electric Co.                            78,703
                                                        -------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                  & COMPONENTS -- 0.6%
          416  IPG Photonics Corp. (a)                         71,003
                                                        -------------
               ENERGY EQUIPMENT & SERVICES
                  -- 1.3%
        2,700  Schlumberger N.V.                               75,708
       10,923  TechnipFMC PLC (a)                              72,419
                                                        -------------
                                                              148,127
                                                        -------------
               ENTERTAINMENT -- 2.8%
          538  Electronic Arts, Inc.                           78,123
          936  Live Nation Entertainment,
                  Inc. (a)                                     81,151
          146  Netflix, Inc. (a)                               83,102
          436  Walt Disney (The) Co. (a)                       79,047
                                                        -------------
                                                              321,423
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 2.7%
          265  American Tower Corp.                            77,425
          653  Federal Realty Investment Trust                 79,516

Page 10                 See Notes to Financial Statements


EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
          580  Simon Property Group, Inc.               $      77,981
        1,060  SL Green Realty Corp.                           74,285
                                                        -------------
                                                              309,207
                                                        -------------
               FOOD & STAPLES RETAILING -- 2.1%
          173  Costco Wholesale Corp.                          78,800
        1,610  Walgreens Boots Alliance, Inc.                  81,708
          525  Walmart, Inc.                                   77,752
                                                        -------------
                                                              238,260
                                                        -------------
               FOOD PRODUCTS -- 1.3%
        2,030  Kraft Heinz (The) Co.                           73,060
        1,213  Mondelez International, Inc.,
                  Class A                                      75,291
                                                        -------------
                                                              148,351
                                                        -------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 2.7%
          616  Abbott Laboratories                             77,844
          246  Danaher Corp.                                   79,743
        1,174  DENTSPLY SIRONA, Inc.                           72,436
          582  Medtronic PLC                                   77,685
                                                        -------------
                                                              307,708
                                                        -------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 3.2%
          919  CVS Health Corp.                                79,392
          561  DaVita, Inc. (a)                                73,362
          967  Henry Schein, Inc. (a)                          73,096
          178  UnitedHealth Group, Inc.                        74,096
          481  Universal Health Services, Inc.,
                  Class B                                      74,921
                                                        -------------
                                                              374,867
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.8%
           36  Booking Holdings, Inc. (a)                      82,788
          320  McDonald's Corp.                                75,987
        3,335  Norwegian Cruise Line Holdings
                  Ltd. (a)                                     86,176
          636  Starbucks Corp.                                 74,724
                                                        -------------
                                                              319,675
                                                        -------------
               HOUSEHOLD DURABLES -- 1.3%
        1,551  Leggett & Platt, Inc.                           75,053
        2,998  Newell Brands, Inc.                             76,179
                                                        -------------
                                                              151,232
                                                        -------------
               HOUSEHOLD PRODUCTS -- 1.3%
          959  Colgate-Palmolive Co.                           74,754
          525  Procter & Gamble (The) Co.                      74,755
                                                        -------------
                                                              149,509
                                                        -------------
               INDUSTRIAL CONGLOMERATES -- 2.0%
          380  3M Co.                                          74,001
          736  General Electric Co.                            77,582

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES
                 (CONTINUED)
          327  Honeywell International, Inc.            $      75,835
                                                        -------------
                                                              227,418
                                                        -------------
               INSURANCE -- 3.5%
          578  Allstate (The) Corp.                            78,192
        1,589  American International Group,
                  Inc.                                         86,696
          482  Assurant, Inc.                                  81,993
        1,310  MetLife, Inc.                                   81,220
        2,999  Unum Group                                      79,833
                                                        -------------
                                                              407,934
                                                        -------------
               INTERACTIVE MEDIA & SERVICES -- 1.4%
           28  Alphabet, Inc., Class A (a)                     81,031
          209  Facebook, Inc., Class A (a)                     79,290
                                                        -------------
                                                              160,321
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.7%
           22  Amazon.com, Inc. (a)                            76,357
                                                        -------------
               IT SERVICES -- 6.5%
          236  Accenture PLC, Class A                          79,428
          666  Akamai Technologies, Inc. (a)                   75,424
          431  Broadridge Financial Solutions,
                  Inc.                                         74,227
          256  Gartner, Inc. (a)                               79,037
          525  International Business Machines
                  Corp.                                        73,679
          431  Jack Henry & Associates, Inc.                   76,020
          204  Mastercard, Inc., Class A                       70,631
          274  PayPal Holdings, Inc. (a)                       79,093
          316  Visa, Inc., Class A                             72,396
        3,380  Western Union (The) Co.                         73,143
                                                        -------------
                                                              753,078
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                 -- 0.7%
          139  Thermo Fisher Scientific, Inc.                  77,138
                                                        -------------
               MACHINERY -- 1.3%
          365  Caterpillar, Inc.                               76,967
        1,757  Flowserve Corp.                                 68,295
                                                        -------------
                                                              145,262
                                                        -------------
               MEDIA -- 5.4%
           98  Charter Communications, Inc.,
                  Class A (a)                                  80,033
        1,296  Comcast Corp., Class A                          78,641
        2,650  Discovery, Inc., Class A (a)                    76,426
        1,816  DISH Network Corp., Class A (a)                 79,160
        2,158  Fox Corp., Class A                              80,796
        2,109  Interpublic Group of Cos. (The),
                  Inc.                                         78,518
        3,208  News Corp., Class B                             70,672
        1,047  Omnicom Group, Inc.                             76,661
                                                        -------------
                                                              620,907
                                                        -------------

                        See Notes to Financial Statements                Page 11


EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MULTILINE RETAIL -- 0.6%
          287  Target Corp.                             $      70,883
                                                        -------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 2.5%
          749  Chevron Corp.                                   72,481
        1,358  ConocoPhillips                                  75,410
        1,316  Exxon Mobil Corp.                               71,748
        4,374  Kinder Morgan, Inc.                             71,165
                                                        -------------
                                                              290,804
                                                        -------------
               PHARMACEUTICALS -- 3.8%
        1,093  Bristol-Myers Squibb Co.                        73,078
          282  Eli Lilly and Co.                               72,838
          431  Johnson & Johnson                               74,619
          991  Merck & Co., Inc.                               75,603
        1,563  Perrigo Co. PLC                                 64,005
        1,648  Pfizer, Inc.                                    75,923
                                                        -------------
                                                              436,066
                                                        -------------
               PROFESSIONAL SERVICES -- 0.7%
          783  Leidos Holdings, Inc.                           76,820
                                                        -------------
               ROAD & RAIL -- 0.6%
          344  Union Pacific Corp.                             74,593
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 3.3%
        1,392  Intel Corp.                                     75,251
          372  NVIDIA Corp.                                    83,272
          386  Qorvo, Inc. (a)                                 72,580
          506  QUALCOMM, Inc.                                  74,225
          390  Texas Instruments, Inc.                         74,455
                                                        -------------
                                                              379,783
                                                        -------------
               SOFTWARE -- 4.0%
          120  Adobe, Inc. (a)                                 79,644
          741  Citrix Systems, Inc.                            76,227
          262  Microsoft Corp.                                 79,093
          835  Oracle Corp.                                    74,423
          309  salesforce.com, Inc. (a)                        81,968
          153  Tyler Technologies, Inc. (a)                    74,312
                                                        -------------
                                                              465,667
                                                        -------------
               SPECIALTY RETAIL -- 2.0%
        2,729  Gap (The), Inc.                                 72,946
          227  Home Depot (The), Inc.                          74,043
          394  Lowe's Cos., Inc.                               80,333
                                                        -------------
                                                              227,322
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 4.0%
          511  Apple, Inc.                                     77,585
        5,110  Hewlett Packard Enterprise Co.                  79,001
          922  NetApp, Inc.                                    81,993
          838  Seagate Technology Holdings
                  PLC                                          73,400
        1,143  Western Digital Corp. (a)                       72,238
        3,186  Xerox Holdings Corp.                            71,717
                                                        -------------
                                                              455,934
                                                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 3.2%
        4,065  Hanesbrands, Inc.                        $      75,934
          437  NIKE, Inc., Class B                             71,992
          699  PVH Corp. (a)                                   73,248
          600  Ralph Lauren Corp.                              69,678
        3,135  Under Armour, Inc., Class A (a)                 72,544
                                                        -------------
                                                              363,396
                                                        -------------
               TOBACCO -- 1.4%
        1,602  Altria Group, Inc.                              80,468
          756  Philip Morris International, Inc.               77,868
                                                        -------------
                                                              158,336
                                                        -------------
               TOTAL COMMON STOCKS -- 99.6%                11,443,842
               (Cost $9,544,925)                        -------------

               MONEY MARKET FUNDS -- 0.3%
       26,222  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class
                  0.01% (b)                                    26,222
               (Cost $26,222)                           -------------

               TOTAL INVESTMENTS -- 99.9%                  11,470,064
               (Cost $9,571,147) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                          16,912
                                                        -------------
               NET ASSETS -- 100.0%                     $  11,486,976
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $9,708,336. As of August
      31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,083,492 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $321,764. The net unrealized appreciation was $1,761,728.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Common Stocks*          $ 11,443,842     $        --     $         --
Money Market Funds            26,222              --               --
                        ---------------------------------------------
Total Investments       $ 11,470,064     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

Page 12                 See Notes to Financial Statements


EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.7%
               AEROSPACE & DEFENSE -- 2.6%
          355  Boeing (The) Co. (a)                     $      77,922
          410  General Dynamics Corp.                          82,127
          221  Lockheed Martin Corp.                           79,516
          934  Raytheon Technologies Corp.                     79,166
                                                        -------------
                                                              318,731
                                                        -------------
               AIR FREIGHT & LOGISTICS -- 1.3%
          289  FedEx Corp.                                     76,785
          418  United Parcel Service, Inc.,
                  Class B                                      81,773
                                                        -------------
                                                              158,558
                                                        -------------
               AUTOMOBILES -- 1.9%
        5,959  Ford Motor Co. (a)                              77,646
        1,523  General Motors Co. (a)                          74,642
          113  Tesla, Inc. (a)                                 83,136
                                                        -------------
                                                              235,424
                                                        -------------
               BANKS -- 3.4%
        2,086  Bank of America Corp.                           87,090
        1,168  Citigroup, Inc.                                 83,991
          528  JPMorgan Chase & Co.                            84,454
        1,451  U.S. Bancorp                                    83,273
        1,725  Wells Fargo & Co.                               78,832
                                                        -------------
                                                              417,640
                                                        -------------
               BEVERAGES -- 1.9%
        1,431  Coca-Cola (The) Co.                             80,580
        1,655  Molson Coors Beverage Co.,
                  Class B                                      78,662
          521  PepsiCo, Inc.                                   81,479
                                                        -------------
                                                              240,721
                                                        -------------
               BIOTECHNOLOGY -- 2.7%
          695  AbbVie, Inc.                                    83,942
          352  Amgen, Inc.                                     79,386
          238  Biogen, Inc. (a)                                80,661
        1,155  Gilead Sciences, Inc.                           84,061
                                                        -------------
                                                              328,050
                                                        -------------
               CAPITAL MARKETS -- 2.8%
        1,546  Bank of New York Mellon (The)
                  Corp.                                        85,370
           90  BlackRock, Inc.                                 84,896
          211  Goldman Sachs Group (The), Inc.                 87,251
          831  Morgan Stanley                                  86,781
                                                        -------------
                                                              344,298
                                                        -------------
               CHEMICALS -- 2.0%
        1,775  CF Industries Holdings, Inc.                    80,621
        1,310  Dow, Inc.                                       82,399
        1,074  DuPont de Nemours, Inc.                         79,497
                                                        -------------
                                                              242,517
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 2.6%
          212  Arista Networks, Inc. (a)                       78,340
        1,440  Cisco Systems, Inc.                             84,989

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT
                 (CONTINUED)
          377  F5 Networks, Inc. (a)                    $      76,746
        2,788  Juniper Networks, Inc.                          80,796
                                                        -------------
                                                              320,871
                                                        -------------
               CONSUMER FINANCE -- 1.3%
          476  American Express Co.                            78,997
          494  Capital One Financial Corp.                     81,989
                                                        -------------
                                                              160,986
                                                        -------------
               CONTAINERS & PACKAGING -- 0.7%
        1,381  Sealed Air Corp.                                84,282
                                                        -------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.7%
          287  Berkshire Hathaway, Inc.,
                  Class B (a)                                  82,016
                                                        -------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 2.0%
        2,883  AT&T, Inc.                                      79,052
        7,056  Lumen Technologies, Inc.                        86,789
        1,451  Verizon Communications, Inc.                    79,805
                                                        -------------
                                                              245,646
                                                        -------------
               ELECTRIC UTILITIES -- 3.3%
          758  Duke Energy Corp.                               79,332
        1,725  Exelon Corp.                                    84,560
        1,014  NextEra Energy, Inc.                            85,166
        1,037  Pinnacle West Capital Corp.                     79,745
        1,265  Southern (The) Co.                              83,148
                                                        -------------
                                                              411,951
                                                        -------------
               ELECTRICAL EQUIPMENT -- 0.7%
          797  Emerson Electric Co.                            84,084
                                                        -------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                  & COMPONENTS -- 0.6%
          447  IPG Photonics Corp. (a)                         76,294
                                                        -------------
               ENERGY EQUIPMENT & SERVICES
                  -- 1.3%
        2,884  Schlumberger N.V.                               80,868
       11,683  TechnipFMC PLC (a)                              77,458
                                                        -------------
                                                              158,326
                                                        -------------
               ENTERTAINMENT -- 2.8%
          575  Electronic Arts, Inc.                           83,496
        1,002  Live Nation Entertainment,
                  Inc. (a)                                     86,873
          156  Netflix, Inc. (a)                               88,794
          466  Walt Disney (The) Co. (a)                       84,486
                                                        -------------
                                                              343,649
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 2.7%
          283  American Tower Corp.                            82,684
          698  Federal Realty Investment Trust                 84,995
          620  Simon Property Group, Inc.                      83,359
        1,136  SL Green Realty Corp.                           79,611
                                                        -------------
                                                              330,649
                                                        -------------

                        See Notes to Financial Statements                Page 13


EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD & STAPLES RETAILING -- 2.1%
          185  Costco Wholesale Corp.                   $      84,266
        1,723  Walgreens Boots Alliance, Inc.                  87,442
          561  Walmart, Inc.                                   83,084
                                                        -------------
                                                              254,792
                                                        -------------
               FOOD PRODUCTS -- 1.3%
        2,176  Kraft Heinz (The) Co.                           78,314
        1,296  Mondelez International, Inc.,
                  Class A                                      80,443
                                                        -------------
                                                              158,757
                                                        -------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 2.7%
          658  Abbott Laboratories                             83,151
          262  Danaher Corp.                                   84,930
        1,256  DENTSPLY SIRONA, Inc.                           77,495
          622  Medtronic PLC                                   83,025
                                                        -------------
                                                              328,601
                                                        -------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 3.3%
          983  CVS Health Corp.                                84,921
          599  DaVita, Inc. (a)                                78,331
        1,035  Henry Schein, Inc. (a)                          78,236
          190  UnitedHealth Group, Inc.                        79,091
          515  Universal Health Services, Inc.,
                  Class B                                      80,217
                                                        -------------
                                                              400,796
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.8%
           38  Booking Holdings, Inc. (a)                      87,388
          342  McDonald's Corp.                                81,211
        3,589  Norwegian Cruise Line Holdings
                  Ltd. (a)                                     92,740
          680  Starbucks Corp.                                 79,893
                                                        -------------
                                                              341,232
                                                        -------------
               HOUSEHOLD DURABLES -- 1.3%
        1,660  Leggett & Platt, Inc.                           80,327
        3,207  Newell Brands, Inc.                             81,490
                                                        -------------
                                                              161,817
                                                        -------------
               HOUSEHOLD PRODUCTS -- 1.3%
        1,024  Colgate-Palmolive Co.                           79,821
          561  Procter & Gamble (The) Co.                      79,881
                                                        -------------
                                                              159,702
                                                        -------------
               INDUSTRIAL CONGLOMERATES -- 2.0%
          406  3M Co.                                          79,064
          787  General Electric Co.                            82,958
          349  Honeywell International, Inc.                   80,937
                                                        -------------
                                                              242,959
                                                        -------------
               INSURANCE -- 3.5%
          618  Allstate (The) Corp.                            83,603
        1,701  American International Group,
                  Inc.                                         92,806

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               INSURANCE (CONTINUED)
          515  Assurant, Inc.                           $      87,607
        1,402  MetLife, Inc.                                   86,924
        3,206  Unum Group                                      85,344
                                                        -------------
                                                              436,284
                                                        -------------
               INTERACTIVE MEDIA & SERVICES
                  -- 1.4%
           30  Alphabet, Inc., Class A (a)                     86,818
          223  Facebook, Inc., Class A (a)                     84,602
                                                        -------------
                                                              171,420
                                                        -------------
               INTERNET & DIRECT MARKETING
                 RETAIL -- 0.7%
           24  Amazon.com, Inc. (a)                            83,299
                                                        -------------
               IT SERVICES -- 6.5%
          253  Accenture PLC, Class A                          85,150
          710  Akamai Technologies, Inc. (a)                   80,407
          461  Broadridge Financial Solutions,
                  Inc.                                         79,393
          273  Gartner, Inc. (a)                               84,286
          562  International Business Machines
                  Corp.                                        78,871
          461  Jack Henry & Associates, Inc.                   81,311
          218  Mastercard, Inc., Class A                       75,478
          292  PayPal Holdings, Inc. (a)                       84,289
          339  Visa, Inc., Class A                             77,665
        3,618  Western Union (The) Co.                         78,294
                                                        -------------
                                                              805,144
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.7%
          149  Thermo Fisher Scientific, Inc.                  82,688
                                                        -------------
               MACHINERY -- 1.3%
          390  Caterpillar, Inc.                               82,239
        1,881  Flowserve Corp.                                 73,115
                                                        -------------
                                                              155,354
                                                        -------------
               MEDIA -- 5.4%
          104  Charter Communications, Inc.,
                  Class A (a)                                  84,933
        1,386  Comcast Corp., Class A                          84,102
        2,831  Discovery, Inc., Class A (a)                    81,646
        1,945  DISH Network Corp., Class A (a)                 84,782
        2,313  Fox Corp., Class A                              86,599
        2,256  Interpublic Group of (The) Cos.,
                  Inc.                                         83,991
        3,433  News Corp., Class B                             75,629
        1,118  Omnicom Group, Inc.                             81,860
                                                        -------------
                                                              663,542
                                                        -------------
               MULTILINE RETAIL -- 0.6%
          307  Target Corp.                                    75,823
                                                        -------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 2.5%
          801  Chevron Corp.                                   77,513
        1,452  ConocoPhillips                                  80,629
        1,407  Exxon Mobil Corp.                               76,710

Page 14                 See Notes to Financial Statements


EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS
                 (CONTINUED)
        4,674  Kinder Morgan, Inc.                      $      76,046
                                                        -------------
                                                              310,898
                                                        -------------
               PHARMACEUTICALS -- 3.8%
        1,168  Bristol-Myers Squibb Co.                        78,093
          301  Eli Lilly and Co.                               77,745
          461  Johnson & Johnson                               79,813
        1,059  Merck & Co., Inc.                               80,791
        1,670  Perrigo Co. PLC                                 68,387
        1,762  Pfizer, Inc.                                    81,175
                                                        -------------
                                                              466,004
                                                        -------------
               PROFESSIONAL SERVICES -- 0.7%
          839  Leidos Holdings, Inc.                           82,314
                                                        -------------
               ROAD & RAIL -- 0.6%
          368  Union Pacific Corp.                             79,797
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 3.3%
        1,489  Intel Corp.                                     80,495
          396  NVIDIA Corp.                                    88,645
          413  Qorvo, Inc. (a)                                 77,656
          541  QUALCOMM, Inc.                                  79,359
          416  Texas Instruments, Inc.                         79,419
                                                        -------------
                                                              405,574
                                                        -------------
               SOFTWARE -- 4.0%
          129  Adobe, Inc. (a)                                 85,617
          793  Citrix Systems, Inc.                            81,576
          280  Microsoft Corp.                                 84,526
          892  Oracle Corp.                                    79,504
          330  salesforce.com, Inc. (a)                        87,539
          164  Tyler Technologies, Inc. (a)                    79,655
                                                        -------------
                                                              498,417
                                                        -------------
               SPECIALTY RETAIL -- 2.0%
        2,932  Gap (The), Inc.                                 78,372
          243  Home Depot (The), Inc.                          79,262
          421  Lowe's Cos., Inc.                               85,838
                                                        -------------
                                                              243,472
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 4.0%
          545  Apple, Inc.                                     82,747
        5,475  Hewlett Packard Enterprise Co.                  84,644
          985  NetApp, Inc.                                    87,596
          897  Seagate Technology Holdings
                  PLC                                          78,568
        1,223  Western Digital Corp. (a)                       77,294
        3,408  Xerox Holdings Corp.                            76,714
                                                        -------------
                                                              487,563
                                                        -------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 3.2%
        4,354  Hanesbrands, Inc.                               81,333
          468  NIKE, Inc., Class B                             77,098

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS
                 (CONTINUED)
          751  PVH Corp. (a)                            $      78,697
          644  Ralph Lauren Corp.                              74,788
        3,369  Under Armour, Inc., Class A (a)                 77,959
                                                        -------------
                                                              389,875
                                                        -------------
               TOBACCO -- 1.4%
        1,713  Altria Group, Inc.                              86,044
          808  Philip Morris International, Inc.               83,224
                                                        -------------
                                                              169,268
                                                        -------------
               TOTAL COMMON STOCKS -- 99.7%                12,240,085
               (Cost $10,263,437)                       -------------

               MONEY MARKET FUNDS -- 0.2%
       18,654  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class -
                  0.01% (b)                                    18,654
               (Cost $18,654)                           -------------

               TOTAL INVESTMENTS -- 99.9%                  12,258,739
               (Cost $10,282,091) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                          18,093
                                                        -------------
               NET ASSETS -- 100.0%                     $  12,276,832
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $10,429,641. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,188,384 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $359,286. The net unrealized appreciation was $1,829,098.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Common Stocks*          $ 12,240,085     $        --     $         --
Money Market Funds            18,654              --               --
                        ---------------------------------------------
Total Investments       $ 12,258,739     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 15


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2021


                                                                                                     EQUITYCOMPASS
                                                                              EQUITYCOMPASS             TACTICAL
                                                                             RISK MANAGER ETF       RISK MANAGER ETF
                                                                                  (ERM)                  (TERM)
                                                                             ----------------       ----------------
ASSETS:
Investments, at value..................................................      $     11,470,064       $     12,258,739
Dividends receivable...................................................                23,203                 24,817
                                                                             ----------------       ----------------
   Total Assets........................................................            11,493,267             12,283,556
                                                                             ----------------       ----------------
LIABILITIES:
Investment advisory fees payable.......................................                 6,291                  6,724
                                                                             ----------------       ----------------
   Total Liabilities...................................................                 6,291                  6,724
                                                                             ----------------       ----------------
NET ASSETS.............................................................      $     11,486,976       $     12,276,832
                                                                             ================       ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $     14,383,484       $     24,892,272
Par value..............................................................                 4,500                  5,500
Accumulated distributable earnings (loss)..............................            (2,901,008)           (12,620,940)
                                                                             ----------------       ----------------
NET ASSETS.............................................................      $     11,486,976       $     12,276,832
                                                                             ================       ================
NET ASSET VALUE, per share.............................................      $          25.53       $          22.32
                                                                             ================       ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................               450,002                550,002
                                                                             ================       ================
Investments, at cost...................................................      $      9,571,147       $     10,282,091
                                                                             ================       ================


Page 16                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2021


                                                                                                     EQUITYCOMPASS
                                                                              EQUITYCOMPASS             TACTICAL
                                                                             RISK MANAGER ETF       RISK MANAGER ETF
                                                                                  (ERM)                  (TERM)
                                                                             ----------------       ----------------
INVESTMENT INCOME:
Dividends..............................................................      $        218,133       $        242,010
                                                                             ----------------       ----------------
   Total investment income.............................................               218,133                242,010
                                                                             ----------------       ----------------
EXPENSES:
Investment advisory fees...............................................                73,669                 82,246
                                                                             ----------------       ----------------
   Total expenses......................................................                73,669                 82,246
                                                                             ----------------       ----------------
NET INVESTMENT INCOME (LOSS)...........................................               144,464                159,764
                                                                             ----------------       ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................             1,221,451              1,390,226
   In-kind redemptions.................................................               930,817              1,109,043
                                                                             ----------------       ----------------
Net realized gain (loss)...............................................             2,152,268              2,499,269
                                                                             ----------------       ----------------
Net change in unrealized appreciation (depreciation) on investments....             1,638,311              1,805,285
                                                                             ----------------       ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................             3,790,579              4,304,554
                                                                             ----------------       ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $      3,935,043       $      4,464,318
                                                                             ================       ================


                        See Notes to Financial Statements                Page 17


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                                        EQUITYCOMPASS                      EQUITYCOMPASS
                                                                       RISK MANAGER ETF              TACTICAL RISK MANAGER ETF
                                                                            (ERM)                              (TERM)
                                                               --------------------------------   --------------------------------
                                                                    YEAR             YEAR              YEAR             YEAR
                                                                    ENDED            ENDED             ENDED            ENDED
                                                                  8/31/2021        8/31/2020         8/31/2021        8/31/2020
                                                               ---------------  ---------------   ---------------  ---------------
OPERATIONS:
Net investment income (loss)..............................     $       144,464  $       272,270   $       159,764  $       374,510
Net realized gain (loss)..................................           2,152,268       (1,969,777)        2,499,269       (3,816,922)
Net change in unrealized appreciation (depreciation)......           1,638,311        1,007,138         1,805,285        1,457,681
                                                               ---------------  ---------------   ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations........................................           3,935,043         (690,369)        4,464,318       (1,984,731)
                                                               ---------------  ---------------   ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................            (142,476)        (352,901)         (157,826)        (499,661)
                                                               ---------------  ---------------   ---------------  ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................                  --        1,596,480                --               --
Cost of shares redeemed...................................          (4,180,754)      (9,347,428)       (4,809,293)     (14,846,973)
                                                               ---------------  ---------------   ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................          (4,180,754)      (7,750,948)       (4,809,293)     (14,846,973)
                                                               ---------------  ---------------   ---------------  ---------------
Total increase (decrease) in net assets...................            (388,187)      (8,794,218)         (502,801)     (17,331,365)

NET ASSETS:
Beginning of period.......................................          11,875,163       20,669,381        12,779,633       30,110,998
                                                               ---------------  ---------------   ---------------  ---------------
End of period.............................................     $    11,486,976  $    11,875,163   $    12,276,832  $    12,779,633
                                                               ===============  ===============   ===============  ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................             650,002        1,050,002           800,002        1,750,002
Shares sold...............................................                  --          100,000                --               --
Shares redeemed...........................................            (200,000)        (500,000)         (250,000)        (950,000)
                                                               ---------------  ---------------   ---------------  ---------------
Shares outstanding, end of period.........................             450,002          650,002           550,002          800,002
                                                               ===============  ===============   ===============  ===============


Page 18                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

EQUITYCOMPASS RISK MANAGER ETF (ERM)


                                                                     YEAR ENDED AUGUST 31,                   PERIOD
                                                         ----------------------------------------------      ENDED
                                                            2021        2020        2019        2018     8/31/2017 (a)
                                                         ----------  ----------  ----------  ----------  --------------

Net asset value, beginning of period..................    $  18.27    $  19.69    $  23.32    $  20.50      $  20.05
                                                          --------    --------    --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................        0.29        0.33        0.39        0.30          0.10
Net realized and unrealized gain (loss)...............        7.24       (1.36)      (3.56)       2.80          0.39
                                                          --------    --------    --------    --------      --------
Total from investment operations......................        7.53       (1.03)      (3.17)       3.10          0.49
                                                          --------    --------    --------    --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................       (0.27)      (0.39)      (0.46)      (0.28)        (0.04)
Net realized gain.....................................          --          --       (0.00)(b)      --            --
                                                          --------    --------    --------    --------      --------
Total distributions...................................       (0.27)      (0.39)      (0.46)      (0.28)        (0.04)
                                                          --------    --------    --------    --------      --------
Net asset value, end of period........................    $  25.53    $  18.27    $  19.69    $  23.32      $  20.50
                                                          ========    ========    ========    ========      ========
TOTAL RETURN (c)......................................       41.52%      (5.36)%    (13.68)%     15.23%         2.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $ 11,487    $  11,875   $  20,669   $ 27,988      $ 10,250
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (d).....        0.65%       0.65%       0.65%       0.65%         0.65% (e)
Ratio of net expenses to average net assets (d).......        0.65%       0.65%       0.59%       0.64%         0.65% (e)
Ratio of net investment income (loss) to average net
   assets.............................................        1.27%       1.61%       1.89%       1.52%         1.81% (e)
Portfolio turnover rate (f)...........................          79%         81%        207%        121%            8%


EQUITYCOMPASS TACTICAL RISK MANAGER ETF (TERM)


                                                                     YEAR ENDED AUGUST 31,                   PERIOD
                                                         ----------------------------------------------      ENDED
                                                            2021        2020        2019        2018     8/31/2017 (a)
                                                         ----------  ----------  ----------  ----------  --------------
Net asset value, beginning of period..................    $  15.97    $  17.21    $  23.33    $  20.50      $  20.05
                                                          --------    --------    --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................        0.26        0.29        0.34        0.29          0.09
Net realized and unrealized gain (loss)...............        6.33       (1.19)      (6.13)       2.81          0.40
                                                          --------    --------    --------    --------      --------
Total from investment operations......................        6.59       (0.90)      (5.79)       3.10          0.49
                                                          --------    --------    --------    --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................       (0.24)      (0.34)      (0.33)      (0.27)        (0.04)
                                                          --------    --------    --------    --------      --------
Net asset value, end of period........................    $  22.32    $  15.97    $  17.21    $  23.33      $  20.50
                                                          ========    ========    ========    ========      ========
TOTAL RETURN (c)......................................       41.54%      (5.36)%    (24.98)%     15.24%         2.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $ 12,277    $ 12,780    $ 30,111    $ 61,836      $ 22,551
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (d).....        0.65%       0.65%       0.65%       0.65%         0.65% (e)
Ratio of net expenses to average net assets (d).......        0.65%       0.65%       0.59%       0.64%         0.65% (e)
Ratio of net investment income (loss) to average net
   assets.............................................        1.26%       1.68%       1.65%       1.52%         1.85% (e)
Portfolio turnover rate (f)...........................          80%         74%        317%        120%           10%


(a)   Inception date is April 10, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(d)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of forty-nine funds that are offering shares. This report covers the two funds (each a "Fund" and collectively, the "Funds") listed below. The shares of each Fund are listed and traded on the NYSE Arca, Inc.
("NYSE Arca").

        EquityCompass Risk Manager ETF - (ticker "ERM")
        EquityCompass Tactical Risk Manager ETF - (ticker "TERM")

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund. ERM's and TERM's primary investment objective is to seek to provide long term capital appreciation with capital preservation as a secondary objective. Each Fund seeks to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the U.S. or listed on a U.S. exchange.
During periods when the U.S. equity market is determined to be unfavorable by the Funds' sub-advisor, EquityCompass Investment Management, LLC (the
"Sub-Advisor"), each Fund may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income exchange-traded funds ("ETFs"), or each Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced Short
Maturity ETF ("FTSM"). Certain of the ETFs in which each Fund invests may be advised by First Trust Advisors L.P. ("First Trust" or the "Advisor"). During
such periods, the Fund may also invest a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices including by investing in inverse ETFs.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940
Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2021 was as follows:


                                                               Distributions  Distributions  Distributions
                                                                 paid from      paid from      paid from
                                                                 Ordinary        Capital       Return of
                                                                  Income          Gains         Capital
                                                               -------------  -------------  -------------
EquityCompass Risk Manager ETF                                 $     142,476  $          --  $          --
EquityCompass Tactical Risk Manager ETF                              157,826             --             --


The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2020 was as follows:


                                                               Distributions  Distributions  Distributions
                                                                 paid from      paid from      paid from
                                                                 Ordinary        Capital       Return of
                                                                  Income          Gains         Capital
                                                               -------------  -------------  -------------
EquityCompass Risk Manager ETF                                 $     352,901  $          --  $          --
EquityCompass Tactical Risk Manager ETF                              499,661             --             --


As of August 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                               Accumulated        Net
                                                               Undistributed   Capital and    Unrealized
                                                                 Ordinary         Other      Appreciation
                                                                  Income       Gain (Loss)   (Depreciation)
                                                               -------------  -------------  -------------
EquityCompass Risk Manager ETF                                 $      27,748  $  (4,690,484) $   1,761,728
EquityCompass Tactical Risk Manager ETF                               29,592    (14,479,630)     1,829,098


D. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019,
2020, and 2021 remain open to federal and state audit. As of August 31, 2021, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.

                                                      Non-Expiring Capital Loss
                                                            Carryforwards
                                                      -------------------------
EquityCompass Risk Manager ETF                               $ 4,690,484
EquityCompass Tactical Risk Manager ETF                       14,479,630


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

During the taxable year ended August 31, 2021, the following Funds utilized non-expiring capital loss carryforwards in the following amounts:

                                                      Capital Loss Carryforwards
                                                               Utilized
                                                      -------------------------
EquityCompass Risk Manager ETF                               $ 1,347,231
EquityCompass Tactical Risk Manager ETF                        1,532,772

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2021, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2021, the adjustments for each Fund were as follows:


                                                                                Accumulated
                                                                Accumulated     Net Realized
                                                               Net Investment   Gain (Loss)       Paid-in
                                                               Income (Loss)   on Investments     Capital
                                                               --------------  --------------  -------------
EquityCompass Risk Manager ETF                                 $           --  $     (922,613) $     922,613
EquityCompass Tactical Risk Manager ETF                                    --      (1,106,372)     1,106,372


E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the
Funds.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of each Fund's assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit, other services and license fees, but excluding fee payments under the Investment Management
Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule
12b-1 plan, if any, and extraordinary expenses. The Funds have each agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. In addition, each Fund incurs acquired fund fees and expenses.
The total of unitary management fee and acquired fund fees and expenses represents each Fund's total annual operating expenses.

The Funds and First Trust have retained the Sub-Advisor to provide recommendations to the Advisor regarding the selection and allocation of the securities in each Fund's investment portfolio. Pursuant to the Sub-Advisory
Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor's fees are paid by the Advisor out of the Advisor's management fee. For each Fund, the
Sub-Advisor receives a sub-advisory fee equal to 0.25% of each Fund's average daily net assets.

Pursuant to a contractual agreement between the Trust, on behalf of the Funds, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Funds so that the Funds would not bear the indirect costs of holding them, provided that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Funds' management agreement with First Trust.
First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust.

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2021, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                 Purchases          Sales
                                                               -------------    -------------
EquityCompass Risk Manager ETF                                 $   8,772,609    $   8,694,533
EquityCompass Tactical Risk Manager ETF                            9,881,186        9,757,485


For the fiscal year ended August 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                 Purchases          Sales
                                                               -------------    -------------
EquityCompass Risk Manager ETF                                 $          --    $   4,152,021
EquityCompass Tactical Risk Manager ETF                                   --        4,783,796


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2022.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

On September 20, 2021, FT Cboe Vest International Equity Buffer ETF - September
and FT Cboe Vest Nasdaq-100(R) Buffer ETF - September, each an additional series of the Trust, began trading under the symbols "YSEP" and "QSPT," respectively, on Cboe BZX Exchange, Inc.

On September 21, 2021, First Trust SkyBridge Crypto Industry and Digital Economy
ETF, an additional series of the Trust, began trading under the symbol "CRPT" on
NYSE Arca.

On October 14, 2021, First Trust Multi-Manager Small Cap Opportunities ETF, an
additional series of the Trust, began trading under the symbol "MMSC" on NYSE
Arca.

On October 18, 2021, First Trust announced that the reorganization of TERM into
ERM was completed prior to the open of the NYSE Arca on October 18, 2021. As previously announced, the shareholders of TERM and ERM approved TERM's reorganization into ERM at a Joint Special Meeting of Shareholders on September
13, 2021. The reorganization was previously approved by the Board of Trustees of each of TERM and ERM. In the reorganization, the assets of TERM were transferred to, and the liabilities of TERM were assumed by, ERM. The shareholders of TERM received shares of ERM with a value equal to the aggregate net asset value of the shares of TERM held by them. The exchange of shares took place based upon
TERM's and ERM's closing net asset values on October 15, 2021. The exchange ratio at which shares of TERM were exchanged for shares of ERM is 0.870700.

                                                                         Page 25


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of
EquityCompass Risk Manager ETF and EquityCompass Tactical Risk Manager ETF (the
"Funds"), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for years ended August 31, 2021, 2020, 2019, and 2018, and the period from April 10,
2017 (commencement of operations) through August 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of
August 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2021, 2020,
2019, and 2018, and for the period from April 10, 2017 (commencement of operations) through August 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 22, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                    Dividends Received Deduction
                                                    ----------------------------
EquityCompass Risk Manager ETF                                100.00%
EquityCompass Tactical Risk Manager ETF                       100.00%

For the taxable year ended August 31, 2021, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

                                                     Qualified Dividend Income
                                                    ----------------------------
EquityCompass Risk Manager ETF                                100.00%
EquityCompass Tactical Risk Manager ETF                       100.00%

A portion of each of the Funds' 2021 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31,
2021, may be eligible for the Qualified Business Income Deduction (QBI) under
Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts
(REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage,

                                                                         Page 27


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                                                         Page 29

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the
"Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, the Advisor and EquityCompass Investment
Management, LLC (the "Sub-Advisor") on behalf of the following two series of the
Trust (each a "Fund" and collectively, the "Funds"):

        EquityCompass Equity Risk Manager ETF (ERM)
        EquityCompass Tactical Equity Risk Manager ETF (TERM)

The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021. The
Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by
Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the
Funds' investment portfolios, but that the Advisor executes each Fund's portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

the operation of the Funds. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 26,
2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund
Complex. With respect to the Sub-Advisory Agreement, the Board noted that each
Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor's day-to-day management of the Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management team, including the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the
Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b 1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive its unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the
Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense
Group. With respect to the Expense Groups, the Board, at the April 26, 2021
meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Funds' Expense Groups contained actively-managed and passively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the
Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each
Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The
Board received and reviewed information comparing each Fund's performance for periods ended December 31, 2020 to the performance of the funds in its
Performance Universe and a benchmark index. Based on the information provided, the Board noted that each Fund underperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2020.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated)
continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to

                                                                         Page 31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statements to the effect that it does not believe there are any economies of scale to be achieved in connection with providing sub-advisory services to the Funds and that the Sub-Advisor does not expect that its expenses relating to providing services to the Funds to change in the next twelve months. The Board did not review the profitability of the
Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the
Sub-Advisor for each Fund from its unitary fee and its understanding that each
Fund's sub-advisory fee rate was the product of an arm's length negotiation. The
Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the
Sub-Advisor from being associated with the Advisor and the Funds, and noted the
Sub-Advisor's statements to the effect that it does not believe there will be any fall-out benefits to the Sub-Advisor from its relationship with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis. With regard to TERM, the Board noted that it had previously approved the reorganization of the Fund into ERM, subject to shareholder approval, and determined that the continuation of the Agreements for the Fund would allow the Fund to operate until completion of the reorganization and would provide for continuous operation of the Fund going forward in the event shareholders do not approve the reorganization.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 26, 2021 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee's annual meeting held on March 16, 2021 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                  FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS                OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          210          None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           210          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial            210          Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),          210          None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              210          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 33


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
       NAME                    OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer
(1966)                Executive Officer                                (January 2016 to Present), Controller (January 2011
                                                   o Since Inception   to January 2016), Senior Vice President (April 2007
                                                                       to January 2016), First Trust Advisors L.P. and First
                                                                       Trust Portfolios L.P.; Chief Financial Officer
                                                                       (January 2016 to Present), BondWave LLC
                                                                       (Software Development Company) and Stonebridge
                                                                       Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since Inception   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term   General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                    First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception   Counsel, BondWave LLC; Secretary, Stonebridge
                                                                       Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                          and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1966)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1970)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 35


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
EquityCompass Investment Management, LLC
1 South Street, 16th Floor
Baltimore, Maryland 21202

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

        FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)

        FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)

        FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)

        FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)

        FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)

        FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)

        FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)

        FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)

        FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)

        FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)

        FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)

        FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)

        FT Cboe Vest Fund of Buffer ETFs (BUFR)

        FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)

----------------------------
       Annual Report
    For the Period Ended
      August 31, 2021
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

Shareholder Letter..........................................................   2
Fund Performance Overview:

Portfolio of Investments:


--------------------------------------------------------------------------------
TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2021. Please note that some of the Funds were incepted after September 1, 2020, the start of the reporting period, so information in this letter and the report prior to those inception dates will not apply to all Funds.

The coronavirus ("COVID-19") pandemic has proven to be as stubborn as advertised. We were warned by the scientific community early on that we would have to coexist with this virus from here on out, and that appears to be the case some 19 months after its onset. While the three main vaccines have proven to be effective at keeping those people who have gotten all the required shots out of the hospital, the U.S., unfortunately, had only achieved a 54% fully vaccinated rate as of September 9, 2021, according to the Centers for Disease
Control and Prevention. If you add in the people ages 18 and older who have received just one of the two-dose vaccines, it jumps to 75.3%. The U.S. and global economies continue to underperform due to the pandemic. The U.S. alone had a record high 10.9 million job openings at the end of July 2021, according to the latest Job Openings and Labor Turnover Survey from the Department of
Labor. It appears that many people do not seem to want to work right now. An estimated 7.5 million unemployment recipients in the U.S. were scheduled to lose their benefits on September 6, 2021. Perhaps that will be enough to incentivize people to go back to work.

The Federal Reserve (the "Fed") continues to play a major role in the U.S.
economy. It has kept short-term interest rates artificially low for the better part of the past 13 years. The Federal Funds target rate (upper bound), while held at 0.25% for roughly nine of those 13 years, reached as high as 2.50% in the same 13-year period, but only for a few months and that was just prior to the COVID-19 pandemic, according to data from the Fed. For comparative purposes, the target rate averaged 2.56% for the 30-year period ended September 21, 2021.
It currently stands at 0.25%. In addition to keeping rates low, the Fed has been buying assets, specifically Treasuries and mortgage-backed securities. It has been buying a combined $120 billion of these securities every month. This has helped keep bond yields artificially low as well. As of February 26, 2020, the value of the assets on the Fed's balance sheet totaled $4.16 trillion, according to its own data. As of September 15, 2021, the assets were valued at $8.45 trillion. Keep in mind, the balance sheet stood at $1 trillion on September 17,
2008. That was during the 2007-2008 Financial Crisis. Due to the reopening of the U.S. economy and a bigger-than-expected rise in inflation this year, the Fed has signaled that it could begin to taper its bond buying program by the end of
2021. With respect to the Federal Funds rate, the Fed continues to say it intends to leave short-term rates where they are until 2023. In other words, the
Fed is poised to maintain its accommodative stance towards monetary policy. They are not looking to get tight - just less loose. We will monitor this scenario closely in the months ahead to see if the Fed's actions impact the direction of interest rates and bond yields.

Overall, I am pleased to report that the securities markets have performed well in this tumultuous climate. It appears, in our opinion, that the extremely low interest rates offered on savings vehicles has motivated many investors to assume more risk to potentially generate higher returns. The S&P 500(R) Index
(the "Index") posted a total return of 31.17% for the 12-month period ended
August 31, 2021, according to Bloomberg. For comparative purposes, from 1926 through 2020 (95 years), the Index returned an average of 10.28% per year on a total return basis, according to Morningstar/Ibbotson Associates. Should interest rates and bond yields eventually trend higher, investors should be prepared for a bit of turbulence as stocks and bonds may be subjected to some potential short-term profit taking, in my opinion. Having said that, I encourage investors to stay the course. I remain optimistic due in large part to the trillions of dollars in government stimulus money already circulating in the economy as well as the potential for trillions of additional dollars from
President Joe Biden's infrastructure and "human infrastructure" bills still weaving their way through Congress. It's hard to bet against growth in the current climate.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - January
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 14.50% (before fees, expenses and taxes) and 13.64% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from January
19, 2021 to January 21, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FJAN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (1/15/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                        11.01%
Market Price                                                                                               11.08%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            20.02%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  JANUARY 15, 2021 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Buffer ETF - January            Price Return
1/15/21             $10,000                     $10,000
2/28/21              10,053                      10,114
8/31/21              11,101                      12,002


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
January (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 8.20% (before fees, expenses and taxes) and 7.34% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from January 19, 2021 to January 21, 2022 (the "Outcome
Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new
Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DJAN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (1/15/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         6.25%
Market Price                                                                                                6.05%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            20.02%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  JANUARY 15, 2021 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
            Deep Buffer ETF - January         Price Return
1/15/21              $10,000                    $10,000
2/28/21               10,033                     10,114
8/31/21               10,625                     12,002


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - February
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 15.85% (before fees, expenses and taxes) and 15.00% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
February 22, 2021 to February 18, 2022 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FFEB."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (2/21/20)        (2/21/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                        19.00%          13.98%          22.10%
Market Price                                                               18.49%          13.78%          21.77%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          22.07%          35.50%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 FEBRUARY 21, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Buffer ETF - February           Price Return
2/21/20              $10,000                    $10,000
2/29/20                9,214                      8,851
8/31/20               10,260                     10,488
2/28/21               10,825                     11,418
8/31/21               12,210                     13,550


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to February 22, 2021, the Fund's investment objective included an upside cap of 10.75% (before fees, expenses and taxes) and 9.90% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of February 24, 2020 to February 19, 2021.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
February (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 8.85% (before fees, expenses and taxes) and 8.00% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from February 22, 2021 to February 18, 2022 (the "Outcome
Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"DFEB."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (2/21/20)        (2/21/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                        11.01%           8.36%          13.04%
Market Price                                                               10.73%           8.36%          13.04%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          22.07%          35.50%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 FEBRUARY 21, 2020 - AUGUST 31, 2021

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - February        Price Return
2/21/20              $10,000                    $10,000
2/29/20                9,462                      8,851
8/31/20               10,182                     10,488
2/28/21               10,600                     11,418
8/31/21               11,304                     13,550


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to February 22, 2021, the Fund's investment objective included an upside cap of 7.50% (before fees, expenses and taxes) and 6.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of February 24, 2020 to February 19, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - March (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 14.20% (before fees, expenses and taxes) and 13.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from March
22, 2021 to March 18, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FMAR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (3/19/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         9.46%
Market Price                                                                                                9.22%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            15.58%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   MARCH 19, 2021 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
               Buffer ETF - March             Price Return
3/19/21              $10,000                    $10,000
8/31/21               10,946                     11,558


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - March
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 9.30% (before fees, expenses and taxes) and 8.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from
March 22, 2021 to March 18, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DMAR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (3/19/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         6.25%
Market Price                                                                                                6.01%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            15.58%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   MARCH 19, 2021 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Deep Buffer ETF - March          Price Return
3/19/21              $10,000                    $10,000
8/31/21               10,625                     11,558


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - April (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 12.00% (before fees, expenses and taxes) and 11.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from April
19, 2021 to April 14, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FAPR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (4/16/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         5.56%
Market Price                                                                                                5.26%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                             8.06%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   APRIL 16, 2021 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
               Buffer ETF - April             Price Return
4/16/21              $10,000                    $10,000
8/31/21               10,556                     10,806


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - April
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 7.50% (before fees, expenses and taxes) and 6.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from
April 19, 2021 to April 14, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DAPR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (4/16/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         3.46%
Market Price                                                                                                3.23%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                             8.06%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   APRIL 16, 2021 - AUGUST 31, 2021

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - February        Price Return
4/16/21              $10,000                    $10,000
8/31/21               10,346                     10,806


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - MAY (FMAY)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - May (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 12.50% (before fees, expenses and taxes) and 11.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from May 24,
2021 to May 20, 2022 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R)
Options ("FLEX Options") that reference the price performance of the Underlying
ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome
Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new
Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FMAY."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (5/15/20)        (5/15/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                        11.41%          17.25%          22.91%
Market Price                                                               11.61%          17.06%          22.64%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          42.28%          57.93%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    MAY 15, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
                Buffer ETF - May              Price Return
5/15/20              $10,000                    $10,000
8/31/20               11,032                     12,223
2/28/21               11,454                     13,308
8/31/21               12,291                     15,793


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to May 24, 2021, the Fund's investment objective included an upside cap of 17.07% (before fees, expenses and taxes) and 16.21% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of May 18, 2020 to May 21, 2021.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - May
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 7.60% (before fees, expenses and taxes) and 6.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from May
24, 2021 to May 20, 2022 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DMAY."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (5/15/20)        (5/15/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                         6.50%           9.78%          12.85%
Market Price                                                                6.65%           9.53%          12.52%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          42.28%          57.93%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    MAY 15, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Deep Buffer ETF - May           Price Return
5/15/20              $10,000                    $10,000
8/31/20               10,596                     12,223
2/28/21               10,843                     13,308
8/31/21               11,284                     15,793


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to May 24, 2021, the Fund's investment objective included an upside cap of 9.95% (before fees, expenses and taxes) and 9.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of May 18, 2020 to May 21, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - June (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 11.70% (before fees, expenses and taxes) and 10.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June
21, 2021 to June 17, 2022 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (6/19/20)        (6/19/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                        13.85%          18.46%          22.55%
Market Price                                                               13.82%          18.25%          22.28%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          37.08%          46.00%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JUNE 19, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
                Buffer ETF - June             Price Return
5/19/20              $10,000                    $10,000
8/31/20               10,764                     11,300
2/28/21               11,342                     12,303
8/31/21               12,255                     14,600


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to June 21, 2021, the Fund's investment objective included an upside cap of 17.72% (before fees, expenses and taxes) and 16.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of June 22, 2020 to June 18, 2021.

                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - June
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 7.06% (before fees, expenses and taxes) and 6.21% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from
June 21, 2021 to June 17, 2022 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (6/19/20)        (6/19/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                         7.65%          10.34%          12.53%
Market Price                                                                7.64%          10.15%          12.30%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          37.08%          46.00%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JUNE 19, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Deep Buffer ETF - June           Price Return
6/19/20              $10,000                    $10,000
8/31/20               10,453                     11,300
2/28/21               10,750                     12,303
8/31/21               11,253                     14,600


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to June 21, 2021, the Fund's investment objective included an upside cap of 10.28% (before fees, expenses and taxes) and 9.43% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of June 22, 2020 to June 18, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - July (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 11.70% (before fees, expenses and taxes) and 10.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from July
19, 2021 to July 15, 2022 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FJUL."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (7/17/20)        (7/17/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                        12.72%          15.72%          17.82%
Market Price                                                               12.69%          15.40%          17.46%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          35.14%          40.25%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JULY 17, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
                Buffer ETF - July             Price Return
7/17/20              $10,000                    $10,000
8/31/20               10,453                     10,855
2/28/21               10,992                     11,819
8/31/21               11,782                     14,025


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to July 19, 2021, the Fund's investment objective included an upside cap of 14.95% (before fees, expenses and taxes) and 14.10% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of July 20, 2020 to July 16, 2021.

                                                                         Page 15


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - July
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 7.30% (before fees, expenses and taxes) and 6.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from
July 19, 2021 to July 15, 2022 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DJUL."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (7/17/20)        (7/17/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                         7.14%           8.58%           9.69%
Market Price                                                                7.12%           8.44%           9.52%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          35.14%          40.25%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JULY 17, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Deep Buffer ETF - July           Price Return
7/17/20              $10,000                    $10,000
8/31/20               10,238                     10,855
2/28/21               10,546                     11,819
8/31/21               10,969                     14,025


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to July 19, 2021, the Fund's investment objective included an upside cap of 8.40% (before fees, expenses and taxes) and 7.55% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of July 20, 2020 to July 16, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - August
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 11.64% (before fees, expenses and taxes) and 10.79% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from August
23, 2021 to August 19, 2022 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FAUG."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (11/6/19)        (11/6/19)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                        13.81%          12.84%          24.58%
Market Price                                                               13.70%          12.86%          24.62%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          23.62%          46.99%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  NOVEMBER 6, 2019 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
               Buffer ETF - August            Price Return
11/6/19              $10,000                    $10,000
2/29/20                9,764                      9,602
8/31/20               10,947                     11,377
2/28/21               11,615                     12,387
8/31/21               12,458                     14,699


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to August 24, 2020, the Fund's investment objective included an upside cap of 8.60% (before fees, expenses and taxes) and 7.93% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not including the Fund's management fee) and an
      Outcome Period of November 7, 2019 to August 21, 2020.

                                                                         Page 17


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
August (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 7.37% (before fees, expenses and taxes) and 6.52% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from August 23, 2021 to August 19, 2022 (the "Outcome Period")*.
Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DAUG."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (11/6/19)        (11/6/19)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                         8.12%           8.23%          15.48%
Market Price                                                                7.93%           8.13%          15.28%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          23.62%          46.99%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  NOVEMBER 6, 2019 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
            Deep Buffer ETF - August          Price Return
11/6/19              $10,000                    $10,000
2/29/20                9,804                      9,602
8/31/20               10,681                     11,377
2/28/21               11,056                     12,387
8/31/21               11,548                     14,699


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to August 24, 2020, the Fund's investment objective included an upside cap of 6.58% (before fees, expenses and taxes) and 5.91% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not including the Fund's management fee) and an
      Outcome Period of November 7, 2019 to August 21, 2020.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - September
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 12.20% (before fees, expenses and taxes) and 11.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
September 20, 2021 to September 16, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FSEP."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (9/18/20)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                        15.76%
Market Price                                                                                               15.69%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            36.25%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 SEPTEMBER 18, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Buffer ETF - September           Price Return
9/18/20              $10,000                    $10,000
2/28/21               10,887                     11,481
8/31/21               11,576                     13,625


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 19


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
September (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R)
ETF Trust (the "Underlying ETF"), up to a predetermined upside cap of 7.43%
(before fees, expenses and taxes) and 6.58% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from September 20, 2021 to September 16, 2022 (the "Outcome
Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new
Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DSEP."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (9/18/20)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         8.53%
Market Price                                                                                                8.80%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            36.25%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 SEPTEMBER 18, 2020 - AUGUST 31, 2021

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - September       Price Return
9/18/20               $10,000                   $10,000
2/28/21                10,494                    11,481
8/31/21                10,853                    13,625


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - October
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 16.22% (before fees, expenses and taxes) and 15.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from October
19, 2020 to October 15, 2021 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FOCT."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (10/16/20)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                        15.17%
Market Price                                                                                               15.10%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            29.82%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  OCTOBER 16, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Buffer ETF - October            Price Return
10/16/20             $10,000                    $10,000
2/28/21               10,639                     10,940
8/31/21               11,517                     12,982


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 21


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
October (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 9.34% (before fees, expenses and taxes) and 8.49% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from October 19, 2020 to October 15, 2021 (the "Outcome
Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new
Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DOCT."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (10/16/20)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         8.50%
Market Price                                                                                                8.50%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            29.82%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  OCTOBER 16, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
            Deep Buffer ETF - October         Price Return
10/16/20             $10,000                    $10,000
2/28/21               10,372                     10,940
8/31/21               10,850                     12,982


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - November
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 13.72% (before fees, expenses and taxes) and 12.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
November 23, 2020 to November 19, 2021 (the "Outcome Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FNOV."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (11/15/19)      (11/15/19)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                        16.45%          13.41%          25.33%
Market Price                                                               16.12%          13.32%          25.16%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          23.01%          44.94%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 NOVEMBER 15, 2019 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Buffer ETF - November           Price Return
11/15/19             $10,000                    $10,000
2/29/20                9,705                      9,467
8/31/20               10,762                     11,217
2/28/21               11,603                     12,213
8/31/21               12,533                     14,494


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to November 23, 2020, the Fund's investment objective included an upside cap of 12.36% (before fees, expenses and taxes) and 11.50% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of November 18, 2019 to November 20, 2020.

                                                                         Page 23


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
November (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 7.75% (before fees, expenses and taxes) and 6.90% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from November 23, 2020 to November 19, 2021 (the "Outcome
Period")*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"DNOV."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (11/15/19)      (11/15/19)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                         9.04%           7.86%          14.53%
Market Price                                                                9.11%           7.86%          14.53%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          23.01%          44.94%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 NOVEMBER 15, 2019 - AUGUST 31, 2021

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - November        Price Return
11/15/19             $10,000                    $10,000
2/29/20                9,705                      9,467
8/31/20               10,504                     11,217
2/28/21               10,949                     12,213
8/31/21               11,453                     14,494


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to November 23, 2020, the Fund's investment objective included an upside cap of 8.12% (before fees, expenses and taxes) and 7.26% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of November 18, 2019 to November 20, 2020.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - December
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 14.00% (before fees, expenses and taxes) and 13.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
December 21, 2020 to December 17, 2021 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (12/18/20)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                        11.60%
Market Price                                                                                               11.53%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            21.92%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 DECEMBER 18, 2020 - AUGUST 31, 2021

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Buffer ETF - December           Price Return
12/18/20             $10,000                    $10,000
2/28/21               10,195                     10,274
8/31/21               11,160                     12,192


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 25


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
December (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 8.00% (before fees, expenses and taxes) and 7.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from December 21, 2020 to December 17, 2021 (the "Outcome
Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new
Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (12/18/20)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         6.34%
Market Price                                                                                                6.41%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            21.92%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 DECEMBER 18, 2020 - AUGUST 31, 2021

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - December        Price Return
12/18/20             $10,000                    $10,000
2/28/21               10,089                     10,274
8/31/21               10,634                     12,192


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST FUND OF BUFFER ETFS (BUFR)

The investment objective of the FT Cboe Vest Fund of Buffer ETFs (the "Fund") is
to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while limiting downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Buffer ETFs ("Underlying ETFs"). Under normal market conditions the Fund will invest substantially all of its assets in the
Underlying ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust ("SPY"), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of SPY losses, over a defined one-year period. The Fund itself does not provide any buffer against losses. The Fund simply seeks to provide diversified exposure to the Underlying
ETFs in a single investment. The Fund is classified as non-diversified under the
Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "BUFR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL    CUMULATIVE
                                                                                       TOTAL RETURNS    TOTAL RETURNS
                                                                                         Inception        Inception
                                                                        1 Year Ended     (8/10/20)        (8/10/20)
                                                                          8/31/21        to 8/31/21      to 8/31/21
FUND PERFORMANCE
NAV                                                                        14.16%          15.26%          16.21%
Market Price                                                               14.63%          15.50%          16.46%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            29.21%          32.43%          34.58%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  AUGUST 10, 2020 - AUGUST 31, 2021

                FT Cboe Vest Fund          S&P 500(R) Index -
                 of Buffer ETFs               Price Return
8/10/20              $10,000                    $10,000
8/31/20               10,180                     10,416
2/28/21               10,773                     11,341
8/31/21               11,621                     13,458


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 27


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST FUND OF DEEP BUFFER ETFS (BUFD)

The investment objective of the FT Cboe Vest Fund of Deep Buffer ETFs (the
"Fund") seeks to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while limiting downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Deep Buffer ETFs ("Underlying ETFs"). Under
normal market conditions the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust ("SPY"), up to a predetermined upside cap, while providing a buffer against losses between -5% and -30% (before fees, expenses and taxes) of SPY, over a defined one-year period. The Fund itself does not provide any buffer against losses. The Fund simply seeks to provide diversified exposure to the
Underlying ETFs in a single investment. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "BUFD."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (1/20/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         4.24%
Market Price                                                                                                4.48%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            17.42%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  JANUARY 20, 2021 - AUGUST 31, 2021

                FT Cboe Vest Fund          S&P 500(R) Index -
               of Deep Buffer ETFs            Price Return
1/20/21              $10,000                    $10,000
2/28/21                9,980                      9,894
8/31/21               10,424                     11,742


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of each
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                         Page 29


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to FT Cboe Vest U.S. Equity Buffer ETF - January ("FJAN"), FT Cboe Vest
U.S. Equity Deep Buffer ETF - January ("DJAN"), FT Cboe Vest U.S. Equity Buffer
ETF - February ("FFEB"), FT Cboe Vest U.S. Equity Deep Buffer ETF - February
("DFEB"), FT Cboe Vest U.S. Equity Buffer ETF - March ("FMAR"), FT Cboe Vest
U.S. Equity Deep Buffer ETF - March ("DMAR"), FT Cboe Vest U.S. Equity Buffer
ETF - April ("FAPR"), FT Cboe Vest U.S. Equity Deep Buffer ETF - April ("DAPR"),
FT Cboe Vest U.S. Equity Buffer ETF - May ("FMAY"), FT Cboe Vest U.S. Equity
Deep Buffer ETF - May ("DMAY"), FT Cboe Vest U.S. Equity Buffer ETF - June
("FJUN"), FT Cboe Vest U.S. Equity Deep Buffer ETF - June ("DJUN"), FT Cboe Vest
U.S. Equity Buffer ETF - July ("FJUL"), FT Cboe Vest U.S. Equity Deep Buffer ETF
- July ("DJUL"), FT Cboe Vest U.S. Equity Buffer ETF - August ("FAUG"), FT Cboe
Vest U.S. Equity Deep Buffer ETF - August ("DAUG"), FT Cboe Vest U.S. Equity
Buffer ETF - September ("FSEP"), FT Cboe Vest U.S. Equity Deep Buffer ETF -
September ("DSEP"), FT Cboe Vest U.S. Equity Buffer ETF - October ("FOCT"), FT
Cboe Vest U.S. Equity Deep Buffer ETF - October ("DOCT"), FT Cboe Vest U.S.
Equity Buffer ETF - November ("FNOV"), FT Cboe Vest U.S. Equity Deep Buffer ETF
- November ("DNOV"), FT Cboe Vest U.S. Equity Buffer ETF - December ("FDEC"), FT
Cboe Vest U.S. Equity Deep Buffer ETF - December ("DDEC"), FT Cboe Vest Fund of
Buffer ETFs ("BUFR"), and FT Cboe Vest Fund of Deep Buffer ETFs ("BUFD"), (each a "Fund" and collectively, the "Funds"). First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

Cboe VestSM Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio. Cboe Vest, with principal offices at 1765 Greensboro Station Pl., 9th
Floor, McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately
$3.9 billion under management or committed to management as of August 31, 2021.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST

HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

                                   COMMENTARY

MARKET RECAP

Each of the monthly FT Cboe Vest Funds has an investment objective that seeks to provide investors with returns (before fees, expenses, and taxes) that match those of the SPDR(R) S&P 500(R) ETF Trust (the "Underlying ETF" or "Reference
ETF"), up to a predetermined upside cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against a specific level (before fees, expenses and taxes) of losses in the Reference ETF, over a specified time period.

Both the FT Cboe Vest Fund of Buffer ETFs and the FT Cboe Vest Fund of Deep
Buffer ETFs are each designed to hold approximately equal weights of twelve month FT Cboe Vest Funds and thus targets to provide investors with returns
(before fees, expenses, and taxes) that approximately averages the returns of its twelve monthly ETF holdings.

During the 12-month period ended August 31, 2021, stock markets continued to soar extending the massive rally from the March 2020 lows brought on by the coronavirus ("COVID-19") pandemic. Governments across the globe continue to support their economies with extensive fiscal and monetary programs. These efforts, combined with extraordinarily strong corporate earnings, have fueled equity markets across the globe. Markets moved persistently higher during the period, with intermittent pull backs being both small and infrequent.

The S&P 500(R) Index, the well-known measure of U.S. large-cap stocks, ended the same period up 31.17%. Mid- and small-cap stocks, as measured by the S&P MidCap
400(R) Index and the Russell 2000(R) Small Cap Index, rose even more, gaining
44.8% and 47.1%, respectively. The Nasdaq 100 Index, a tech-heavy market measure, gained 29.6% during the same period. International markets fared well, too, albeit not to the same extent as the U.S. markets, with broad foreign market indices such as MSCI EAFE and MSCI Emerging Markets gaining 26.8% and
21.5%, respectively, during the same period.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

Within the S&P 500(R) Index, the market continued to see significant variation in returns across the various sectors of the economy for the 12-month period ended August 31, 2021. While the variation was not as dramatic as in the prior twelve months, sector performances still saw an approximately 42 percentage point differential from top to bottom: the top performing sector was the
Financials sector, up 56.5%, while the worst performing sector was the Consumer
Staples sector, up 14.4%, during the same period.

U.S. economic data printed in the period all pointed to a rapidly recovering economy. Gross domestic product ("GDP") growth in the most recent four quarterly reports (the third quarter of 2020 through the second quarter of 2021) came in at seasonally adjusted annualized rates of +33.8%, +4.5%, +6.3%, and 6.6%, sequentially. This recent growth has brought the U.S. GDP back to 0.8% above the level it was at in the fourth quarter of 2019, just prior to the pandemic. A current Bloomberg survey of economists shows a consensus projection of 4.4% GDP growth over the coming four quarters.

The U.S. unemployment rate, which had been sitting at a 50-year low of 3.5% in
February of 2020, shot up to 14.7% just two months later, at the height of the pandemic frenzy. This rate had fallen to 8.4% in August of 2020, as the 12-month period ended August 31, 2021 began. Throughout the same period, unemployment continued to move sharply lower, ending the period at 5.2%, well below the
50-year average of 6.3%.

U.S. inflation levels accelerated dramatically over the 12-month period ended
August 31, 2021, as the Federal Reserve (the "Fed") kept short-term interest rates near zero throughout the period. The most recent (July 2021) Consumer
Price Index report shows year-over-year inflation running at a 5.4% rate, up from just 1.0% from the report twelve months earlier. One particular component of the economy that is clearly overheating, in our view, is the housing market.
Housing prices in the U.S. increased by 18.6% over the last twelve months, according to the most recent (June 2021) S&P Case-Shiller U.S. National Home
Price Index.

The Fed has made comments that they see this increase in inflation as transitory and expect it to cool off as the economy stabilizes after the sharp growth of the last year. That said, the Fed has said they will continue to monitor signs of persistent inflation and will be prepared to taper back on their easy money policies as needed.

MARKET AND FUND OUTLOOK

Over the 12-month period ended August 31, 2021, implied volatilities in U.S.
equity markets fell sharply. We expect to see implied volatilities continue to decline over the coming year. Buffer strategies, such as those used in the FT
Cboe Vest Funds, generally benefit from declining implied volatilities. The CBOE
S&P 500 1-Year Volatility Index, which is derived from option prices, estimates the market's expectation of S&P 500 volatility for the next twelve months. This index, which peaked during the period at about 41% on September 3, 2020, was down, though still at an elevated level of 25%, as of August 31, 2021. For comparison purposes, the historical volatility of the S&P 500 since its inception in 1937 has been about 15.7%.

From short-term Treasuries to High Yield Bonds, fixed income investments continue to linger at or around all-time lows in nominal yield. Combined with the elevated inflation levels seen in the last half year, almost all fixed income investments currently have negative real yields (i.e., nominal yield less inflation.) This bodes quite poorly for future fixed income returns. For this reason, many market analysts are claiming the traditional "60/40 stock/bond allocation" strategy is dead. Investors are looking to reallocate away from fixed income.

The FT Cboe Vest Funds are an alternative that these investors should consider.
The FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY), while limiting the investor's participation in larger upside moves in the Reference ETF. In the current negative real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed investments.

PERFORMANCE ANALYSIS

The following table provides information pertaining to recent caps and performance for the 12-month period ended August 31, 2021 for each FT Cboe Vest
Fund, as well as an attribution analysis that estimates the impact of various factors on each Fund's performance.

                                                                         Page 31


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

Each Fund's cap is reset at the Fund's annual reset date. The table shows the caps that were in effect both at the beginning of the period and after the annual reset date if it occurred within the period. Both of these caps are shown pre and post expenses. Funds that were launched within the period do not yet have new caps, as they have not yet reached their first annual reset date.

Each Fund's performance may be impacted by a number of factors. These factors include changes in each of: the level of the Reference ETF, the Reference ETF's dividends, interest rates, implied volatility, and time to option expiration.
Generally, changes in the level of the Reference ETF is the primary factor, but the other factors can also contribute significantly to Fund performance.
Additionally, expenses will impact Fund performance.

The impact from these factors for the period are shown in the table under
"Estimated Performance Attribution."


FUND TICKER                                           FJAN       DJAN       FFEB        DFEB       FMAR       DMAR        FAPR

Annual Expense Ratio                                    0.85%      0.85%      0.85%       0.85%      0.85%      0.85%       0.85%
Reporting Period Start Date (close of Seed Date)     1/15/21    1/15/21    8/31/20     8/31/20    3/19/21    3/19/21     4/16/21
Reporting Period End Date (close of Period)          8/31/21    8/31/21    8/31/21     8/31/21    8/31/21    8/31/21     8/31/21

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)               14.50%      8.20%     10.75%       7.50%     14.20%      9.30%      12.00%
Cap Prior to Annual Reset (post-expenses)              13.64%      7.34%      9.90%       6.65%     13.35%      8.45%      11.15%
Reset Date (prior to 8/31/21)                         None       None      2/19/21     2/19/21     None       None        None
New Cap on Annual Reset Date (pre-expenses)           None       None        15.85%       8.85%    None       None        None
New Cap on Annual Reset Date (post-expenses)          None       None        15.00%       8.00%    None       None        None

PERFORMANCE (LATER OF 8/31/20 OR SEED DATE, TO 8/31/21):
Fund Performance (using NAVs)                          11.01%      6.25%     19.00%      11.01%      9.46%      6.25%       5.56%
Fund Performance (using Market Price)                  11.08%      6.05%     18.49%      10.73%      9.22%      6.01%       5.26%
Reference Asset Price Return                           20.19%     20.19%     29.27%      29.27%     15.94%     15.94%       8.22%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                        9.25%      5.36%     14.17%       8.84%      7.70%      4.99%       4.51%
   b) Changes in other Variables*                       2.29%      1.42%      5.68%       3.02%      2.14%      1.64%       1.37%
   c) Expenses (pro-rated annual expense ratio)        -0.53%     -0.53%     -0.85%      -0.85%     -0.38%     -0.38%      -0.32%
Attribution TOTAL                                      11.01%      6.25%     19.00%      11.01%      9.46%      6.25%       5.56%


*     Includes changes in a) SPY dividends, b) interest rates, c) implied volatility, and d) time to option expiration.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)


FUND TICKER                                           DAPR       FMAY       DMAY        FJUN       DJUN       FJUL        DJUL

Annual Expense Ratio                                    0.85%      0.85%      0.85%       0.85%      0.85%      0.85%       0.85%
Reporting Period Start Date (close of Seed Date)     4/16/21    8/31/20    8/31/20     8/31/20    8/31/20    8/31/20     8/31/20
Reporting Period End Date (close of Period)          8/31/21    8/31/21    8/31/21     8/31/21    8/31/21    8/31/21     8/31/21

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)                7.50%     17.07%      9.95%      17.72%     10.28%     14.95%       8.40%
Cap Prior to Annual Reset (post-expenses)               6.65%     16.21%      9.09%      16.87%      9.43%     14.10%       7.55%
Reset Date (prior to 8/31/21)                         None      5/21/21    5/21/21     6/18/21    6/18/21    7/16/21     7/16/21
New Cap on Annual Reset Date (pre-expenses)           None        12.50%      7.60%      11.70%      7.06%     11.70%       7.30%
New Cap on Annual Reset Date (post-expenses)          None        11.65%      6.75%      10.85%      6.21%     10.85%       6.45%

PERFORMANCE (LATER OF 8/31/20 OR SEED DATE, TO 8/31/21):
Fund Performance (using NAVs)                           3.46%     11.41%      6.50%      13.85%      7.65%     12.72%       7.14%
Fund Performance (using Market Price)                   3.23%     11.61%      6.65%      13.82%      7.64%     12.69%       7.12%
Reference Asset Price Return                            8.22%     29.27%     29.27%      29.27%     29.27%     29.27%      29.27%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                        2.96%      8.35%      4.99%       9.70%      5.58%      9.59%       5.59%
   b) Changes in other Variables*                       0.82%      3.91%      2.36%       5.00%      2.92%      3.98%       2.40%
   c) Expenses (pro-rated annual expense ratio)        -0.32%     -0.85%     -0.85%      -0.85%     -0.85%     -0.85%      -0.85%
Attribution TOTAL                                       3.46%     11.41%      6.50%      13.85%      7.65%     12.72%       7.14%



FUND TICKER                                           FAUG       DAUG       FSEP        DSEP       FOCT       DOCT        FNOV

Annual Expense Ratio                                    0.85%      0.85%      0.85%       0.85%      0.85%      0.85%       0.85%
Reporting Period Start Date (close of Seed Date)     8/31/20    8/31/20    9/18/20     9/18/20   10/16/20   10/16/20     8/31/20
Reporting Period End Date (close of Period)          8/31/21    8/31/21    8/31/21     8/31/21    8/31/21    8/31/21     8/31/21

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)               14.71%      8.63%     12.20%       7.43%     16.22%      9.34%      12.36%
Cap Prior to Annual Reset (post-expenses)              13.86%      7.78%     11.35%       6.58%     15.37%      8.49%      11.50%
Reset Date (prior to 8/31/21)                        8/20/21    8/20/21     None        None       None       None      11/20/20
New Cap on Annual Reset Date (pre-expenses)            11.64%      7.37%    None        None       None       None         13.72%
New Cap on Annual Reset Date (post-expenses)           10.79%      6.52%    None        None       None       None         12.87%

PERFORMANCE (LATER OF 8/31/20 OR SEED DATE, TO 8/31/21):
Fund Performance (using NAVs)                          13.81%      8.12%     15.76%       8.53%     15.17%      8.50%      16.45%
Fund Performance (using Market Price)                  13.70%      7.93%     15.69%       8.80%     15.10%      8.50%      16.12%
Reference Asset Price Return                           29.27%     29.27%     36.57%      36.57%     30.02%     30.02%      29.27%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                       10.54%      6.21%     12.06%       6.71%     11.90%      6.75%      11.22%
   b) Changes in other Variables*                       4.12%      2.76%      4.51%       2.63%      4.01%      2.49%       6.08%
   c) Expenses (pro-rated annual expense ratio)        -0.85%     -0.85%     -0.81%      -0.81%     -0.74%     -0.74%      -0.85%
Attribution TOTAL                                      13.81%      8.12%     15.76%       8.53%     15.17%      8.50%      16.45%


*     Includes changes in a) SPY dividends, b) interest rates, c) implied volatility, and d) time to option expiration.

                                                                         Page 33


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)


FUND TICKER                                           DNOV       FDEC       DDEC        BUFR       BUFD

Annual Expense Ratio (includes any Acquired
   Fund Fees and Expenses)                              0.85%      0.85%      0.85%       1.05%      1.05%
Reporting Period Start Date (close of Seed Date)     8/31/20   12/18/20   12/18/20     8/31/20    1/20/21
Reporting Period End Date (close of Period)          8/31/21    8/31/21    8/31/21     8/31/21    8/31/21

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)                8.12%     14.00%      8.00%      N/A        N/A
Cap Prior to Annual Reset (post-expenses)               7.26%     13.15%      7.15%      N/A        N/A
Reset Date (prior to 8/31/21)                       11/20/20     None       None         N/A        N/A
New Cap on Annual Reset Date (pre-expenses)             7.75%    None       None         N/A        N/A
New Cap on Annual Reset Date (post-expenses)            6.90%    None       None         N/A        N/A

PERFORMANCE (LATER OF 8/31/20 OR SEED DATE, TO 8/31/21):
Fund Performance (using NAVs)                           9.04%     11.60%      6.34%      14.16%      4.24%
Fund Performance (using Market Price)                   9.11%     11.53%      6.41%      14.63%      4.48%
Reference Asset Price Return                           29.27%     22.31%     22.31%      29.27%     17.63%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                        6.69%      9.65%      5.63%      11.76%      4.25%
   b) Changes in other Variables*                       3.20%      2.55%      1.31%       3.45%      0.63%
   c) Expenses (pro-rated annual expense ratio)        -0.85%     -0.60%     -0.60%      -1.05%     -0.64%
Attribution TOTAL                                       9.04%     11.60%      6.34%      14.16%      4.24%


*     Includes changes in a) SPY dividends, b) interest rates, c) implied volatility, and d) time to option expiration.


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2021 (UNAUDITED)

As a shareholder of FT Cboe Vest U.S. Equity Buffer ETF - January, FT Cboe Vest
U.S. Equity Deep Buffer ETF - January, FT Cboe Vest U.S. Equity Buffer ETF -
February, FT Cboe Vest U.S. Equity Deep Buffer ETF - February, FT Cboe Vest U.S.
Equity Buffer ETF - March, FT Cboe Vest U.S. Equity Deep Buffer ETF - March, FT
Cboe Vest U.S. Equity Buffer ETF - April, FT Cboe Vest U.S. Equity Deep Buffer
ETF - April, FT Cboe Vest U.S. Equity Buffer ETF - May, FT Cboe Vest U.S. Equity
Deep Buffer ETF - May, FT Cboe Vest U.S. Equity Buffer ETF - June, FT Cboe Vest
U.S. Equity Deep Buffer ETF - June, FT Cboe Vest U.S. Equity Buffer ETF - July,
FT Cboe Vest U.S. Equity Deep Buffer ETF - July, FT Cboe Vest U.S. Equity Buffer
ETF - August, FT Cboe Vest U.S. Equity Deep Buffer ETF - August, FT Cboe Vest
U.S. Equity Buffer ETF - September, FT Cboe Vest U.S. Equity Deep Buffer ETF -
September, FT Cboe Vest U.S. Equity Buffer ETF - October, FT Cboe Vest U.S.
Equity Deep Buffer ETF - October, FT Cboe Vest U.S. Equity Buffer ETF -
November, FT Cboe Vest U.S. Equity Deep Buffer ETF - November, FT Cboe Vest U.S.
Equity Buffer ETF - December, FT Cboe Vest U.S. Equity Deep Buffer ETF -
December, FT Cboe Vest Fund of Buffer ETFs or FT Cboe Vest Fund of Deep Buffer
ETFs (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This
Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended August 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period"
to estimate the expenses you paid on your account during this six-month (or shorter) period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2021     AUGUST 31, 2021        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)
Actual                                               $1,000.00          $1,104.20            0.85%             $4.51
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)
Actual                                               $1,000.00          $1,059.00            0.85%             $4.41
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)
Actual                                               $1,000.00          $1,128.00            0.85%             $4.56
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY   (DFEB)
Actual                                               $1,000.00          $1,066.40            0.85%             $4.43
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33


                                                                         Page 35


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2021     AUGUST 31, 2021        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY BUFFER ETF - MAY (FMAY)
Actual                                               $1,000.00          $1,073.10            0.85%             $4.44
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)
Actual                                               $1,000.00          $1,040.70            0.85%             $4.37
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)
Actual                                               $1,000.00          $1,080.40            0.85%             $4.46
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)
Actual                                               $1,000.00          $1,046.70            0.85%             $4.38
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)
Actual                                               $1,000.00          $1,071.90            0.85%             $4.44
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)
Actual                                               $1,000.00          $1,040.10            0.85%             $4.37
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)
Actual                                               $1,000.00          $1,072.20            0.85%             $4.44
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)
Actual                                               $1,000.00          $1,044.50            0.85%             $4.38
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)
Actual                                               $1,000.00          $1,063.30            0.85%             $4.42
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)
Actual                                               $1,000.00          $1,034.30            0.85%             $4.36
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)
Actual                                               $1,000.00          $1,082.40            0.85%             $4.46
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)
Actual                                               $1,000.00          $1,046.20            0.85%             $4.38
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)
Actual                                               $1,000.00          $1,080.10            0.85%             $4.46
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER   (DNOV)
Actual                                               $1,000.00          $1,046.00            0.85%             $4.38
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33



FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2021     AUGUST 31, 2021        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)
Actual                                               $1,000.00          $1,094.60            0.85%             $4.49
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)
Actual                                               $1,000.00          $1,054.00            0.85%             $4.40
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. FUND OF BUFFER ETFS (BUFR) (b)
Actual                                               $1,000.00          $1,078.70            0.20%             $1.05
Hypothetical (5% return before expenses)             $1,000.00          $1,024.20            0.20%             $1.02

FT CBOE VEST FUND OF DEEP BUFFER ETFS (BUFD) (b)
Actual                                               $1,000.00          $1,044.40            0.20%             $1.03
Hypothetical (5% return before expenses)             $1,000.00          $1,024.20            0.20%             $1.02



------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                         EXPENSE RATIO      DURING THE PERIOD
                                                    BEGINNING             ENDING          BASED ON THE     MARCH 19, 2021 (c)
                                                  ACCOUNT VALUE        ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                MARCH 19, 2021 (c)    AUGUST 31, 2021    IN THE PERIOD     AUGUST 31, 2021 (d)
------------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)
Actual                                              $1,000.00            $1,094.60           0.85%                $4.05
Hypothetical (5% return before expenses)            $1,000.00            $1,020.92           0.85%                $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)
Actual                                              $1,000.00            $1,062.50           0.85%                $3.99
Hypothetical (5% return before expenses)            $1,000.00            $1,020.92           0.85%                $4.33



------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                         EXPENSE RATIO      DURING THE PERIOD
                                                    BEGINNING             ENDING          BASED ON THE     APRIL 16, 2021 (c)
                                                  ACCOUNT VALUE        ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                APRIL 16, 2021 (c)    AUGUST 31, 2021    IN THE PERIOD     AUGUST 31, 2021 (e)
------------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)
Actual                                              $1,000.00            $1,055.60           0.85%                $3.30
Hypothetical (5% return before expenses)            $1,000.00            $1,020.92           0.85%                $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)
Actual                                              $1,000.00            $1,034.60           0.85%                $3.27
Hypothetical (5% return before expenses)            $1,000.00            $1,020.92           0.85%                $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2021 through August 31, 2021), multiplied by 184/365 (to reflect the six-month period).

(b)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(c)   Inception date.

(d)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March
      19, 2021 through August 31, 2021), multiplied by 166/365. Hypothetical expenses are assumed for the most recent six-month period.

(e)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (April
      16, 2021 through August 31, 2021), multiplied by 138/365. Hypothetical expenses are assumed for the most recent six-month period.

                                                                         Page 37


FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.6%

       760,729  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      760,729
                (Cost $760,729)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.6%......................................................................         760,729
                (Cost $760,729) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 107.8%

CALL OPTIONS PURCHASED -- 106.6%
         3,040  SPDR(R) S&P 500(R) ETF Trust.......................   $ 137,274,240   $      3.76    01/21/22       135,146,240
                (Cost $116,967,012)                                                                              --------------

PUT OPTIONS PURCHASED -- 1.2%
         3,040  SPDR(R) S&P 500(R) ETF Trust.......................     137,274,240        375.70    01/21/22         1,562,560
                (Cost $8,199,509)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     136,708,800
                (Cost $125,166,521) (b)                                                                          --------------

WRITTEN OPTIONS -- (8.3)%

CALL OPTIONS WRITTEN -- (7.6)%
        (3,040) SPDR(R) S&P 500(R) ETF Trust.......................    (137,274,240)       430.18    01/21/22        (9,694,560)
                (Premiums received $3,646,289)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.7)%
        (3,040) SPDR(R) S&P 500(R) ETF Trust.......................    (137,274,240)       338.13    01/21/22          (857,280)
                (Premiums received $5,165,257)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (10,551,840)
                (Premiums received $8,811,546) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (106,450)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  126,811,239
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $117,146,678. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $22,471,718 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $12,700,707. The net unrealized appreciation was $9,771,011. The amounts presented are inclusive of derivative contracts.

Page 38                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      760,729    $      760,729    $           --    $           --
Call Options Purchased...............................       135,146,240                --       135,146,240                --
Put Options Purchased................................         1,562,560                --         1,562,560                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  137,469,529    $      760,729    $  136,708,800    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (9,694,560)   $           --    $   (9,694,560)   $           --
Put Options Written..................................          (857,280)               --          (857,280)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (10,551,840)   $           --    $  (10,551,840)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 39


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.6%

       295,639  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      295,639
                (Cost $295,639)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.6%......................................................................         295,639
                (Cost $295,639) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 112.8%

CALL OPTIONS PURCHASED -- 111.8%
         1,240  SPDR(R) S&P 500(R) ETF Trust.......................   $  55,993,440   $      3.75    01/21/22        55,368,892
                (Cost $48,421,113)                                                                               --------------

PUT OPTIONS PURCHASED -- 1.0%
         1,240  SPDR(R) S&P 500(R) ETF Trust.......................      55,993,440        356.92    01/21/22           489,446
                (Cost $2,700,803)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      55,858,338
                (Cost $51,121,916) (b)                                                                           --------------

WRITTEN OPTIONS -- (13.3)%

CALL OPTIONS WRITTEN -- (13.0)%
        (1,240) SPDR(R) S&P 500(R) ETF Trust.......................     (55,993,440)       406.51    01/21/22        (6,469,240)
                (Premiums received $2,668,485)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.3)%
        (1,240) SPDR(R) S&P 500(R) ETF Trust.......................     (55,993,440)       262.99    01/21/22          (138,350)
                (Premiums received $644,946)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (6,607,590)
                (Premiums received $3,313,431) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (35,775)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   49,510,612
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $48,104,124. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $7,455,150 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,012,887. The net unrealized appreciation was $1,442,263. The amounts presented are inclusive of derivative contracts.

Page 40                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      295,639    $      295,639    $           --    $           --
Call Options Purchased...............................        55,368,892                --        55,368,892                --
Put Options Purchased................................           489,446                --           489,446                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   56,153,977    $      295,639    $   55,858,338    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (6,469,240)   $           --    $   (6,469,240)   $           --
Put Options Written..................................          (138,350)               --          (138,350)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (6,607,590)   $           --    $   (6,607,590)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 41


FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

    1,712,690   Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $    1,712,690
                (Cost $1,712,690)                                                                                --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................       1,712,690
                (Cost $1,712,690) (b)                                                                            --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.0%

CALL OPTIONS PURCHASED -- 103.2%
         5,973  SPDR(R) S&P 500(R) ETF Trust.......................   $ 269,716,788   $      3.90    02/18/22       266,743,192
                (Cost $228,823,427)                                                                              --------------

PUT OPTIONS PURCHASED -- 1.8%
         5,973  SPDR(R) S&P 500(R) ETF Trust.......................     269,716,788        390.03    02/18/22         4,744,899
                (Cost $22,442,191)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     271,488,091
                (Cost $251,265,618) (b)                                                                          --------------

WRITTEN OPTIONS -- (5.6)%

CALL OPTIONS WRITTEN -- (4.5)%
        (5,973) SPDR(R) S&P 500(R) ETF Trust.......................    (269,716,788)       451.85    02/18/22       (11,759,462)
                (Premiums received $3,312,185)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.1)%
        (5,973) SPDR(R) S&P 500(R) ETF Trust........................   (269,716,788)       351.03    02/18/22        (2,802,873)
                (Premiums received $14,107,361)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (14,562,335)
                (Premiums received $17,419,546) (b)                                                              --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (185,496)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  258,452,950
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $235,558,837. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $49,224,180 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $26,144,571. The net unrealized appreciation was $23,079,609. The amounts presented are inclusive of derivative contracts.

Page 42                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,712,690    $    1,712,690    $           --    $           --
Call Options Purchased...............................       266,743,192                --       266,743,192                --
Put Options Purchased................................         4,744,899                --         4,744,899                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  273,200,781    $    1,712,690    $  271,488,091    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $  (11,759,462)   $           --    $  (11,759,462)   $           --
Put Options Written..................................        (2,802,873)               --        (2,802,873)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (14,562,335)   $           --    $  (14,562,335)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 43


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

     1,944,693  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $    1,944,693
                (Cost $1,944,693)                                                                                --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................       1,944,693
                (Cost $1,944,693) (b)                                                                            --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 109.1%

CALL OPTIONS PURCHASED -- 107.6%
         6,844  SPDR(R) S&P 500(R) ETF Trust.......................   $ 309,047,664   $      3.89    02/18/22       304,202,112
                (Cost $259,821,077)                                                                              --------------

PUT OPTIONS PURCHASED -- 1.5%
         6,844  SPDR(R) S&P 500(R) ETF Trust.......................     309,047,664        370.53    02/18/22         4,167,996
                (Cost $20,895,704)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     308,370,108
                (Cost $280,716,781) (b)                                                                          --------------

WRITTEN OPTIONS -- (9.7)%

CALL OPTIONS WRITTEN -- (9.4)%
        (6,844) SPDR(R) S&P 500(R) ETF Trust.......................    (309,047,664)       424.55    02/18/22       (26,499,968)
                (Premiums received $9,059,437)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.3)%
        (6,844) SPDR(R) S&P 500(R) ETF Trust.......................    (309,047,664)       273.02    02/18/22          (971,848)
                (Premiums received $7,715,597)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (27,471,816)
                (Premiums received $16,775,034) (b)                                                              --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (209,086)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  282,633,899
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $266,268,885. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $50,742,339 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $34,168,239. The net unrealized appreciation was $16,574,100. The amounts presented are inclusive of derivative contracts.

Page 44                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,944,693    $    1,944,693    $           --    $           --
Call Options Purchased...............................       304,202,112                --       304,202,112                --
Put Options Purchased................................         4,167,996                --         4,167,996                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  310,314,801    $    1,944,693    $  308,370,108    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $  (26,499,968)   $           --    $  (26,499,968)   $           --
Put Options Written..................................          (971,848)               --          (971,848)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (27,471,816)   $           --    $  (27,471,816)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 45


FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

       615,119  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      615,119
                (Cost $615,119)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................         615,119
                (Cost $615,119) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 106.7%

CALL OPTIONS PURCHASED -- 104.6%
         1,938  SPDR(R) S&P 500(R) ETF Trust.......................   $  87,512,328   $      3.89    03/18/22        86,385,893
                (Cost $76,562,745)                                                                               --------------

PUT OPTIONS PURCHASED -- 2.1%
         1,938  SPDR(R) S&P 500(R) ETF Trust.......................      87,512,328        389.48    03/18/22         1,755,284
                (Cost $5,070,263)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      88,141,177
                (Cost $81,633,008) (b)                                                                           --------------

WRITTEN OPTIONS -- (7.3)%

CALL OPTIONS WRITTEN -- (6.1)%
        (1,938) SPDR(R) S&P 500(R) ETF Trust.......................     (87,512,328)       444.79    03/18/22        (5,082,632)
                (Premiums received $1,856,247)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.2)%
        (1,938) SPDR(R) S&P 500(R) ETF Trust.......................     (87,512,328)       350.53    03/18/22        (1,006,517)
                (Premiums received $3,079,309)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (6,089,149)
                (Premiums received $4,935,556) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (57,765)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   82,609,382
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $77,320,149. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $11,892,151 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,545,153. The net unrealized appreciation was $5,346,998. The amounts presented are inclusive of derivative contracts.

Page 46                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      615,119    $      615,119    $           --    $           --
Call Options Purchased...............................        86,385,893                --        86,385,893                --
Put Options Purchased................................         1,755,284                --         1,755,284                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   88,756,296    $      615,119    $   88,141,177    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (5,082,632)   $           --    $   (5,082,632)   $           --
Put Options Written..................................        (1,006,517)               --        (1,006,517)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (6,089,149)   $           --    $   (6,089,149)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 47


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

       491,884  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      491,884
                (Cost $491,884)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................         491,884
                (Cost $491,884) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 109.4%

CALL OPTIONS PURCHASED -- 107.7%
         1,596  SPDR(R) S&P 500(R) ETF Trust.......................   $  72,068,976   $      3.88    03/18/22        71,142,919
                (Cost $64,894,360)                                                                               --------------

PUT OPTIONS PURCHASED -- 1.7%
         1,596  SPDR(R) S&P 500(R) ETF Trust.......................      72,068,976        370.01    03/18/22         1,091,535
                (Cost $3,541,552)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      72,234,454
                (Cost $68,435,912) (b)                                                                           --------------

WRITTEN OPTIONS -- (10.0)%

CALL OPTIONS WRITTEN -- (9.6)%
        (1,596) SPDR(R) S&P 500(R) ETF Trust.......................     (72,068,976)       425.70    03/18/22        (6,345,213)
                (Premiums received $2,455,106)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.4)%
        (1,596) SPDR(R) S&P 500(R) ETF Trust.......................     (72,068,976)       272.64    03/18/22          (280,909)
                (Premiums received $712,324)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (6,626,122)
                (Premiums received $3,167,430) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (47,245)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   66,052,971
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $65,760,366. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $6,679,972 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,340,122. The net unrealized appreciation was $339,850. The amounts presented are inclusive of derivative contracts.

Page 48                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      491,884    $      491,884    $           --    $           --
Call Options Purchased...............................        71,142,919                --        71,142,919                --
Put Options Purchased................................         1,091,535                --         1,091,535                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   72,726,338    $      491,884    $   72,234,454    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (6,345,213)   $           --    $   (6,345,213)   $           --
Put Options Written..................................          (280,909)               --          (280,909)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (6,626,122)   $           --    $   (6,626,122)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 49


FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 104.6%

CALL OPTIONS PURCHASED -- 101.1%
         3,060  SPDR(R) S&P 500(R) ETF Trust.......................   $ 138,177,360   $      4.17    04/14/22    $  136,263,913
                (Cost $124,961,055)                                                                              --------------

PUT OPTIONS PURCHASED -- 3.5%
         3,060  SPDR(R) S&P 500(R) ETF Trust.......................     138,177,360        417.26    04/14/22         4,713,609
                (Cost $9,461,985)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     140,977,522
                (Cost $134,423,040) (a)                                                                          --------------

WRITTEN OPTIONS -- (5.4)%

CALL OPTIONS WRITTEN -- (3.4)%
        (3,060) SPDR(R) S&P 500(R) ETF Trust.......................    (138,177,360)       467.33    04/14/22        (4,616,068)
                (Premiums received $2,101,321)                                                                   --------------

PUT OPTIONS WRITTEN -- (2.0)%
        (3,060) SPDR(R) S&P 500(R) ETF Trust.......................    (138,177,360)       375.53    04/14/22        (2,629,688)
                (Premiums received $5,575,935)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (7,245,756)
                (Premiums received $7,677,256) (a)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- 0.8%.......................................................       1,019,544
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  134,751,310
                                                                                                                 ==============


-----------------------------
(a)   Aggregate cost for federal income tax purposes is $126,765,148. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $14,239,423 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $7,272,805. The net unrealized appreciation was $6,966,618. The amounts presented are inclusive of derivative contracts.

Page 50                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Purchased...............................    $  136,263,913    $           --    $  136,263,913    $           --
Put Options Purchased................................         4,713,609                --         4,713,609                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  140,977,522    $           --    $  140,977,522    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (4,616,068)   $           --    $   (4,616,068)   $           --
Put Options Written..................................        (2,629,688)               --        (2,629,688)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (7,245,756)   $           --    $   (7,245,756)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 51


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.8%

       771,222  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      771,222
                (Cost $771,222)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.8%......................................................................         771,222
                (Cost $771,222) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.9%

CALL OPTIONS PURCHASED -- 103.2%
         2,160  SPDR(R) S&P 500(R) ETF Trust.......................   $  97,536,960   $      4.16    04/14/22        96,188,450
                (Cost $88,683,865)                                                                               --------------

PUT OPTIONS PURCHASED -- 2.7%
         2,160  SPDR(R) S&P 500(R) ETF Trust.......................      97,536,960        396.40    04/14/22         2,475,583
                (Cost $5,453,247)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      98,664,033
                (Cost $94,137,112) (b)                                                                           --------------

WRITTEN OPTIONS -- (6.6)%

CALL OPTIONS WRITTEN -- (5.9)%
        (2,160) SPDR(R) S&P 500(R) ETF Trust.......................     (97,536,960)       448.55    04/14/22        (5,535,261)
                (Premiums received $2,577,499)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.7)%
        (2,160) SPDR(R) S&P 500(R) ETF Trust.......................     (97,536,960)       292.08    04/14/22          (607,604)
                (Premiums received $1,227,786)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (6,142,865)
                (Premiums received $3,805,285) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (66,828)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   93,225,562
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $91,103,401. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $8,124,590 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $5,935,601. The net unrealized appreciation was $2,188,989. The amounts presented are inclusive of derivative contracts.

Page 52                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      771,222    $      771,222    $           --    $           --
Call Options Purchased...............................        96,188,450                --        96,188,450                --
Put Options Purchased................................         2,475,583                --         2,475,583                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   99,435,255    $      771,222    $   98,664,033    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (5,535,261)   $           --    $   (5,535,261)   $           --
Put Options Written..................................          (607,604)               --          (607,604)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (6,142,865)   $           --    $   (6,142,865)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 53


FT CBOE VEST U.S. EQUITY BUFFER - MAY (FMAY)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 2.6%

     2,854,296  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $    2,854,296
                (Cost $2,854,296)                                                                                --------------

                TOTAL INVESTMENTS -- 2.6%......................................................................       2,854,296
                (Cost $2,854,296) (b)                                                                            --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.4%

CALL OPTIONS PURCHASED -- 101.6%
         2,552  SPDR(R) S&P 500(R) ETF Trust.......................   $ 115,238,112   $      4.15    05/20/22       113,700,063
                (Cost $104,396,235)                                                                              --------------

PUT OPTIONS PURCHASED -- 3.8%
         2,552  SPDR(R) S&P 500(R) ETF Trust.......................     115,238,112        414.94    05/20/22         4,311,852
                (Cost $7,930,181)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     118,011,915
                (Cost $112,326,416) (b)                                                                          --------------

WRITTEN OPTIONS -- (6.3)%

CALL OPTIONS WRITTEN -- (4.1)%
        (2,552) SPDR(R) S&P 500(R) ETF Trust.......................    (115,238,112)       466.81    05/20/22        (4,550,950)
                (Premiums received $1,935,228)                                                                   --------------

PUT OPTIONS WRITTEN -- (2.2)%
        (2,552) SPDR(R) S&P 500(R) ETF Trust.......................    (115,238,112)       373.45    05/20/22        (2,498,953)
                (Premiums received $4,694,079)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (7,049,903)
                (Premiums received $6,629,307) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (1.7)%.....................................................      (1,940,462)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  111,875,846
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $108,556,103. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $11,498,787 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,238,582. The net unrealized appreciation was $5,260,205. The amounts presented are inclusive of derivative contracts.

Page 54                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER - MAY (FMAY)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,854,296    $    2,854,296    $           --    $           --
Call Options Purchased...............................       113,700,063                --       113,700,063                --
Put Options Purchased................................         4,311,852                --         4,311,852                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  120,866,211    $    2,854,296    $  118,011,915    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (4,550,950)   $           --    $   (4,550,950)   $           --
Put Options Written..................................        (2,498,953)               --        (2,498,953)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (7,049,903)   $           --    $   (7,049,903)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 55


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

       569,198  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      569,198
                (Cost $569,198)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................         569,198
                (Cost $569,198) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 106.8%

CALL OPTIONS PURCHASED -- 103.8%
         1,477  SPDR(R) S&P 500(R) ETF Trust.......................   $  66,695,412   $      4.14    05/20/22        65,806,724
                (Cost $60,341,426)                                                                               --------------

PUT OPTIONS PURCHASED -- 3.0%
         1,477  SPDR(R) S&P 500(R) ETF Trust.......................      66,695,412        394.19    05/20/22         1,894,808
                (Cost $3,588,443)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      67,701,532
                (Cost $63,929,869) (b)                                                                           --------------

WRITTEN OPTIONS -- (7.6)%

CALL OPTIONS WRITTEN -- (6.8)%
        (1,477) SPDR(R) S&P 500(R) ETF Trust.......................     (66,695,412)       446.48    05/20/22        (4,354,969)
                (Premiums received $2,045,906)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.8)%
        (1,477) SPDR(R) S&P 500(R) ETF Trust.......................     (66,695,412)       290.46    05/20/22          (498,982)
                (Premiums received $909,682)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (4,853,951)
                (Premiums received $2,955,588) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (46,164)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   63,370,615
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $61,546,399. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $5,874,539 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $4,004,159. The net unrealized appreciation was $1,870,380. The amounts presented are inclusive of derivative contracts.

Page 56                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      569,198    $      569,198    $           --    $           --
Call Options Purchased...............................        65,806,724                --        65,806,724                --
Put Options Purchased................................         1,894,808                --         1,894,808                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   68,270,730    $      569,198    $   67,701,532    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (4,354,969)   $           --    $   (4,354,969)   $           --
Put Options Written..................................          (498,982)               --          (498,982)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (4,853,951)   $           --    $   (4,853,951)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 57


FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

     1,069,034  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $    1,069,034
                (Cost $1,069,034)                                                                                --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................       1,069,034
                (Cost $1,069,034) (b)                                                                            --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 106.5%

CALL OPTIONS PURCHASED -- 102.1%
         2,601  SPDR(R) S&P 500(R) ETF Trust.......................   $ 117,450,756   $      4.15    06/17/22       115,445,510
                (Cost $106,655,154)                                                                              --------------

PUT OPTIONS PURCHASED -- 4.4%
         2,601  SPDR(R) S&P 500(R) ETF Trust.......................     117,450,756        414.92    06/17/22         4,925,028
                (Cost $7,843,906)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     120,370,538
                (Cost $114,499,060) (b)                                                                          --------------

WRITTEN OPTIONS -- (7.3)%

CALL OPTIONS WRITTEN -- (4.7)%
        (2,601) SPDR(R) S&P 500(R) ETF Trust.......................    (117,450,756)       463.47    06/17/22        (5,380,881)
                (Premiums received $2,212,113)                                                                   --------------

PUT OPTIONS WRITTEN -- (2.6)%
        (2,601) SPDR(R) S&P 500(R) ETF Trust.......................    (117,450,756)       373.43    06/17/22        (2,904,334)
                (Premiums received $4,733,383)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (8,285,215)
                (Premiums received $6,945,496) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (79,592)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  113,074,765
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $108,626,818. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $10,618,510 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,090,971. The net unrealized appreciation was $4,527,539. The amounts presented are inclusive of derivative contracts.

Page 58                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,069,034    $    1,069,034    $           --    $           --
Call Options Purchased...............................       115,445,510                --       115,445,510                --
Put Options Purchased................................         4,925,028                --         4,925,028                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  121,439,572    $    1,069,034    $  120,370,538    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (5,380,881)   $           --    $   (5,380,881)   $           --
Put Options Written..................................        (2,904,334)               --        (2,904,334)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (8,285,215)   $           --    $   (8,285,215)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 59


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

       425,466  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      425,466
                (Cost $425,466)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................         425,466
                (Cost $425,466) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 107.5%

CALL OPTIONS PURCHASED -- 104.1%
         1,078  SPDR(R) S&P 500(R) ETF Trust.......................   $  48,678,168   $      4.14    06/17/22        47,848,159
                (Cost $44,473,039)                                                                               --------------

PUT OPTIONS PURCHASED -- 3.4%
         1,078  SPDR(R) S&P 500(R) ETF Trust.......................      48,678,168        394.17    06/17/22         1,564,903
                (Cost $2,450,550)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      49,413,062
                (Cost $46,923,589) (b)                                                                           --------------

WRITTEN OPTIONS -- (8.3)%

CALL OPTIONS WRITTEN -- (7.4)%
        (1,078) SPDR(R) S&P 500(R) ETF Trust.......................     (48,678,168)       444.21    06/17/22        (3,431,904)
                (Premiums received $1,769,811)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.9)%
        (1,078) SPDR(R) S&P 500(R) ETF Trust.......................     (48,678,168)       290.44    06/17/22          (422,855)
                (Premiums received $586,072)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (3,854,759)
                (Premiums received $2,355,883) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (32,841)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   45,950,928
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $45,002,423. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $3,533,195 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $2,551,849. The net unrealized appreciation was $981,346. The amounts presented are inclusive of derivative contracts.

Page 60                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      425,466    $      425,466    $           --    $           --
Call Options Purchased...............................        47,848,159                --        47,848,159                --
Put Options Purchased................................         1,564,903                --         1,564,903                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   49,838,528    $      425,466    $   49,413,062    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (3,431,904)   $           --    $   (3,431,904)   $           --
Put Options Written..................................          (422,855)               --          (422,855)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (3,854,759)   $           --    $   (3,854,759)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 61


FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.0%

     1,287,837  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $    1,287,837
                (Cost $1,287,837)                                                                                --------------

                TOTAL INVESTMENTS -- 1.0%......................................................................       1,287,837
                (Cost $1,287,837) (b)                                                                            --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.4%

CALL OPTIONS PURCHASED -- 99.9%
         2,803  SPDR(R) S&P 500(R) ETF Trust.......................   $ 126,572,268   $      4.31    07/15/22       124,574,123
                (Cost $119,515,993)                                                                              --------------

PUT OPTIONS PURCHASED -- 5.5%
         2,803  SPDR(R) S&P 500(R) ETF Trust.......................     126,572,268        431.34    07/15/22         6,903,547
                (Cost $8,812,129)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     131,477,670
                (Cost $128,328,122) (b)                                                                          --------------

WRITTEN OPTIONS -- (6.4)%

CALL OPTIONS WRITTEN -- (3.1)%
        (2,803) SPDR(R) S&P 500(R) ETF Trust.......................    (126,572,268)       481.81    07/15/22        (3,903,953)
                (Premiums received $3,039,643)                                                                   --------------

PUT OPTIONS WRITTEN -- (3.3)%
        (2,803) SPDR(R) S&P 500(R) ETF Trust.......................    (126,572,268)       388.21    07/15/22        (4,060,745)
                (Premiums received $4,706,285)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (7,964,698)
                (Premiums received $7,745,928) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.0)%.....................................................         (78,581)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  124,722,228
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $121,870,031. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $5,703,670 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $2,772,892. The net unrealized appreciation was $2,930,778. The amounts presented are inclusive of derivative contracts.

Page 62                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,287,837    $    1,287,837    $           --    $           --
Call Options Purchased...............................       124,574,123                --       124,574,123                --
Put Options Purchased................................         6,903,547                --         6,903,547                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  132,765,507    $    1,287,837    $  131,477,670    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (3,903,953)   $           --    $   (3,903,953)   $           --
Put Options Written..................................        (4,060,745)               --        (4,060,745)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (7,964,698)   $           --    $   (7,964,698)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 63


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.1%

       572,972  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      572,972
                (Cost $572,972)                                                                                  --------------

                TOTAL INVESTMENTS -- 1.1%......................................................................         572,972
                (Cost $572,972) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.4%

CALL OPTIONS PURCHASED -- 101.1%
         1,245  SPDR(R) S&P 500(R) ETF Trust.......................   $  56,219,220   $      4.30    07/15/22        55,332,954
                (Cost $52,837,771)                                                                               --------------

PUT OPTIONS PURCHASED -- 4.3%
         1,245  SPDR(R) S&P 500(R) ETF Trust.......................      56,219,220        409.77    07/15/22         2,347,582
                (Cost $3,122,057)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      57,680,536
                (Cost $55,959,828) (b)                                                                           --------------

WRITTEN OPTIONS -- (6.4)%

CALL OPTIONS WRITTEN -- (5.2)%
        (1,245) SPDR(R) S&P 500(R) ETF Trust.......................     (56,219,220)       462.83    07/15/22        (2,848,698)
                (Premiums received $1,869,855)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.2)%
        (1,245) SPDR(R) S&P 500(R) ETF Trust.......................     (56,219,220)       301.94    07/15/22          (632,923)
                (Premiums received $786,188)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (3,481,621)
                (Premiums received $2,656,043) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (37,170)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   54,734,717
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $53,887,575. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,637,671 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,753,359. The net unrealized appreciation was $884,312. The amounts presented are inclusive of derivative contracts.

Page 64                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      572,972    $      572,972    $           --    $           --
Call Options Purchased...............................        55,332,954                --        55,332,954                --
Put Options Purchased................................         2,347,582                --         2,347,582                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   58,253,508    $      572,972    $   57,680,536    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (2,848,698)   $           --    $   (2,848,698)   $           --
Put Options Written..................................          (632,923)               --          (632,923)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (3,481,621)   $           --    $   (3,481,621)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 65


FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.1%

    1,672,022   Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $    1,672,022
                (Cost $1,672,022)                                                                                --------------

                TOTAL INVESTMENTS -- 1.1%......................................................................       1,672,022
                (Cost $1,672,022) (b)                                                                            --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.3%

CALL OPTIONS PURCHASED -- 98.4%
         3,469  SPDR(R) S&P 500(R) ETF Trust.......................   $ 156,646,164   $      4.43    08/19/22       153,149,412
                (Cost $150,402,784)                                                                              --------------

PUT OPTIONS PURCHASED -- 6.9%
         3,469  SPDR(R) S&P 500(R) ETF Trust.......................     156,646,164        443.36    08/19/22        10,746,962
                (Cost $13,806,884)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     163,896,374
                (Cost $164,209,668) (b)                                                                          --------------

WRITTEN OPTIONS -- (6.4)%

CALL OPTIONS WRITTEN -- (2.1)%
        (3,469) SPDR(R) S&P 500(R) ETF Trust.......................    (156,646,164)       494.97    08/19/22        (3,326,771)
                (Premiums received $3,560,757)                                                                   --------------

PUT OPTIONS WRITTEN -- (4.3)%
        (3,469) SPDR(R) S&P 500(R) ETF Trust.......................    (156,646,164)       399.02    08/19/22        (6,598,038)
                (Premiums received $8,242,352)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (9,924,809)
                (Premiums received $11,803,109) (b)                                                              --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.0)%.....................................................          (1,936)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  155,641,651
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $154,078,581. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $4,700,804 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $3,135,798. The net unrealized appreciation was $1,565,006. The amounts presented are inclusive of derivative contracts.

Page 66                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,672,022    $    1,672,022    $           --    $           --
Call Options Purchased...............................       153,149,412                --       153,149,412                --
Put Options Purchased................................        10,746,962                --        10,746,962                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  165,568,396    $    1,672,022    $  163,896,374    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (3,326,771)   $           --    $   (3,326,771)   $           --
Put Options Written..................................        (6,598,038)               --        (6,598,038)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (9,924,809)   $           --    $   (9,924,809)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 67


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.1%

       984,044  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      984,044
                (Cost $984,044)                                                                                  --------------

                TOTAL INVESTMENTS -- 1.1%......................................................................         984,044
                (Cost $984,044) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 104.5%

CALL OPTIONS PURCHASED -- 99.3%
         2,018  SPDR(R) S&P 500(R) ETF Trust.......................   $  91,124,808   $      4.42    08/19/22        89,699,105
                (Cost $87,303,226)                                                                               --------------

PUT OPTIONS PURCHASED -- 5.2%
         2,018  SPDR(R) S&P 500(R) ETF Trust.......................      91,124,808        421.19    08/19/22         4,710,322
                (Cost $5,967,522)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      94,409,427
                (Cost $93,270,748) (b)                                                                           --------------

WRITTEN OPTIONS -- (5.5)%

CALL OPTIONS WRITTEN -- (4.1)%
        (2,018) SPDR(R) S&P 500(R) ETF Trust.......................     (91,124,808)       476.04    08/19/22        (3,676,066)
                (Premiums received $3,046,480)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.4)%
        (2,018) SPDR(R) S&P 500(R) ETF Trust.......................     (91,124,808)       310.35    08/19/22        (1,287,599)
                (Premiums received $1,656,488)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (4,963,665)
                (Premiums received $4,702,968) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (59,811)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   90,369,995
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $89,551,824. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,764,769 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,886,787. The net unrealized appreciation was $877,982. The amounts presented are inclusive of derivative contracts.

Page 68                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      984,044    $      984,044    $           --    $           --
Call Options Purchased...............................        89,699,105                --        89,699,105                --
Put Options Purchased................................         4,710,322                --         4,710,322                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   95,393,471    $      984,044    $   94,409,427    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (3,676,066)   $           --    $   (3,676,066)   $           --
Put Options Written..................................        (1,287,599)               --        (1,287,599)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (4,963,665)   $           --    $   (4,963,665)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 69


FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.4%

       154,011  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      154,011
                (Cost $154,011)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.4%......................................................................         154,011
                (Cost $154,011) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 116.7%

CALL OPTIONS PURCHASED -- 116.7%
         1,080  SPDR(R) S&P 500(R) ETF Trust.......................   $  48,768,480   $      3.31    09/17/21        48,227,024
                (Cost $44,593,089)                                                                               --------------

PUT OPTIONS PURCHASED -- 0.0%
         1,080  SPDR(R) S&P 500(R) ETF Trust.......................      48,768,480        330.65    09/17/21             6,574
                (Cost $1,624,888)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      48,233,598
                (Cost $46,217,977) (b)                                                                           --------------

WRITTEN OPTIONS -- (17.0)%

CALL OPTIONS WRITTEN -- (17.0)%
        (1,080) SPDR(R) S&P 500(R) ETF Trust.......................     (48,768,480)       385.21    09/17/21        (7,009,980)
                (Premiums received $2,955,417)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.0)%
        (1,080) SPDR(R) S&P 500(R) ETF Trust.......................     (48,768,480)       297.59    09/17/21            (3,222)
                (Premiums received $177,353)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (7,013,202)
                (Premiums received $3,132,770) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (30,311)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   41,344,096
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $43,239,218. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $3,808,066 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $5,672,877. The net unrealized depreciation was $1,864,811. The amounts presented are inclusive of derivative contracts.

Page 70                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      154,011    $      154,011    $           --    $           --
Call Options Purchased...............................        48,227,024                --        48,227,024                --
Put Options Purchased................................             6,574                --             6,574                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   48,387,609    $      154,011    $   48,233,598    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (7,009,980)   $           --    $   (7,009,980)   $           --
Put Options Written..................................            (3,222)               --            (3,222)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (7,013,202)   $           --    $   (7,013,202)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 71


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.4%

        95,244  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $       95,244
                (Cost $95,244)                                                                                   --------------

                TOTAL INVESTMENTS -- 0.4%......................................................................          95,244
                (Cost $95,244) (b)                                                                               --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 124.4%

CALL OPTIONS PURCHASED -- 124.4%
           720  SPDR(R) S&P 500(R) ETF Trust.......................   $  32,512,320   $      3.30    09/17/21        32,152,069
                (Cost $28,709,797)                                                                               --------------

PUT OPTIONS PURCHASED -- 0.0%
           720  SPDR(R) S&P 500(R) ETF Trust.......................      32,512,320        314.12    09/17/21             3,046
                (Cost $1,163,843)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      32,155,115
                (Cost $29,873,640) (b)                                                                           --------------

WRITTEN OPTIONS -- (24.7)%

CALL OPTIONS WRITTEN -- (24.7)%
          (720) SPDR(R) S&P 500(R) ETF Trust.......................    (32,512,320)        361.24    09/17/21        (6,390,679)
                (Premiums received $2,660,904)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.0)%
          (720) SPDR(R) S&P 500(R) ETF Trust.......................     (32,512,320)       231.46    09/17/21              (574)
                (Premiums received $76,338)                                                                      --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (6,391,253)
                (Premiums received $2,737,242) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (18,196)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   25,840,910
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $27,231,642. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $3,518,036 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $4,890,572. The net unrealized depreciation was $1,372,536. The amounts presented are inclusive of derivative contracts.

Page 72                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $       95,244    $       95,244    $           --    $           --
Call Options Purchased...............................        32,152,069                --        32,152,069                --
Put Options Purchased................................             3,046                --             3,046                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   32,250,359    $       95,244    $   32,155,115    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (6,390,679)   $           --    $   (6,390,679)   $           --
Put Options Written..................................              (574)               --              (574)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (6,391,253)   $           --    $   (6,391,253)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 73


FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.4%

      300,535   Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      300,535
                (Cost $300,535)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.4%......................................................................         300,535
                (Cost $300,535) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 112.0%

CALL OPTIONS PURCHASED -- 111.9%
         1,763  SPDR(R) S&P 500(R) ETF Trust.......................   $  79,610,028   $      3.47    10/15/21        78,879,558
                (Cost $63,548,266)                                                                               --------------

PUT OPTIONS PURCHASED -- 0.1%
         1,763  SPDR(R) S&P 500(R) ETF Trust.......................      79,610,028        347.29    10/15/21            85,483
                (Cost $4,681,394)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      78,965,041
                (Cost $68,229,660) (b)                                                                           --------------

WRITTEN OPTIONS -- (12.3)%

CALL OPTIONS WRITTEN -- (12.2)%
        (1,763) SPDR(R) S&P 500(R) ETF Trust.......................     (79,610,028)       403.62    10/15/21        (8,639,954)
                (Premiums received $1,891,203)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.1)%
        (1,763) SPDR(R) S&P 500(R) ETF Trust.......................     (79,610,028)       312.56    10/15/21           (44,265)
                (Premiums received $2,735,465)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (8,684,219)
                (Premiums received $4,626,668) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (51,946)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   70,529,411
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $63,903,527. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $18,022,492 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $11,344,662. The net unrealized appreciation was $6,677,830. The amounts presented are inclusive of derivative contracts.

Page 74                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      300,535    $      300,535    $           --    $           --
Call Options Purchased...............................        78,879,558                --        78,879,558                --
Put Options Purchased................................            85,483                --            85,483                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   79,265,576    $      300,535    $   78,965,041    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (8,639,954)   $           --    $   (8,639,954)   $           --
Put Options Written..................................           (44,265)               --           (44,265)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (8,684,219)   $           --    $   (8,684,219)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 75


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.4%

       168,311  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      168,311
                (Cost $168,311)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.4%......................................................................         168,311
                (Cost $168,311) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 118.8%

CALL OPTIONS PURCHASED -- 118.7%
         1,075  SPDR(R) S&P 500(R) ETF Trust.......................   $  48,542,700   $      3.46    10/15/21        48,098,367
                (Cost $37,754,277)                                                                               --------------

PUT OPTIONS PURCHASED -- 0.1%
         1,075  SPDR(R) S&P 500(R) ETF Trust.......................      48,542,700        329.93    10/15/21            37,264
                (Cost $2,521,613)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      48,135,631
                (Cost $40,275,890) (b)                                                                           --------------

WRITTEN OPTIONS -- (19.1)%

CALL OPTIONS WRITTEN -- (19.1)%
        (1,075) SPDR(R) S&P 500(R) ETF Trust.......................     (48,542,700)       379.73    10/15/21        (7,756,611)
                (Premiums received $2,168,202)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.0)%
        (1,075) SPDR(R) S&P 500(R) ETF Trust.......................     (48,542,700)       243.10    10/15/21            (7,937)
                (Premiums received $695,552)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (7,764,548)
                (Premiums received $2,863,754) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%....................................................          (28,710)
                                                                                                                 --------------
                NET ASSETS -- 100.0%..........................................................................   $   40,510,684
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $37,580,447. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $11,031,893 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $8,072,946. The net unrealized appreciation was $2,958,947. The amounts presented are inclusive of derivative contracts.

Page 76                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      168,311    $      168,311    $           --    $           --
Call Options Purchased...............................        48,098,367                --        48,098,367                --
Put Options Purchased................................            37,264                --            37,264                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   48,303,942    $      168,311    $   48,135,631    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (7,756,611)   $           --    $   (7,756,611)   $           --
Put Options Written..................................            (7,937)               --            (7,937)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (7,764,548)   $           --    $   (7,764,548)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 77


FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.8%

     2,623,885  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $    2,623,885
                (Cost $2,623,885)                                                                                --------------

                TOTAL INVESTMENTS -- 1.8%......................................................................       2,623,885
                (Cost $2,623,885) (b)                                                                            --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 112.6%

CALL OPTIONS PURCHASED -- 112.2%
         3,600  SPDR(R) S&P 500(R) ETF Trust.......................   $ 162,561,600   $      3.55    11/19/21       161,122,043
                (Cost $127,863,142)                                                                              --------------

PUT OPTIONS PURCHASED -- 0.4%
         3,600  SPDR(R) S&P 500(R) ETF Trust.......................     162,561,600        355.33     1/19/21           563,256
                (Cost $11,035,267)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     161,685,299
                (Cost $138,898,409) (b)                                                                          --------------

WRITTEN OPTIONS -- (13.0)%

CALL OPTIONS WRITTEN -- (12.8)%
        (3,600) SPDR(R) S&P 500(R) ETF Trust.......................    (162,561,600)       404.08    11/19/21       (18,362,173)
                (Premiums received $2,632,649)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.2)%
        (3,600) SPDR(R) S&P 500(R) ETF Trust.......................    (162,561,600)       319.80    11/19/21          (311,382)
                (Premiums received $6,317,295)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (18,673,555)
                (Premiums received $8,949,944) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (1.4)%.....................................................      (2,019,966)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  143,615,663
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $132,731,545. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $39,105,619 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $26,201,535. The net unrealized appreciation was $12,904,084. The amounts presented are inclusive of derivative contracts.

Page 78                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,623,885    $    2,623,885    $           --    $           --
Call Options Purchased...............................       161,122,043                --       161,122,043                --
Put Options Purchased................................           563,256                --           563,256                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  164,309,184    $    2,623,885    $  161,685,299    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $  (18,362,173)   $           --    $  (18,362,173)   $           --
Put Options Written..................................          (311,382)               --          (311,382)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (18,673,555)   $           --    $  (18,673,555)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 79


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.5%

       456,878  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      456,878
                (Cost $456,878)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.5%......................................................................         456,878
                (Cost $456,878) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 118.4%

CALL OPTIONS PURCHASED -- 118.1%
         2,399  SPDR(R) S&P 500(R) ETF Trust.......................   $ 108,329,244   $      3.54    11/19/21       107,372,337
                (Cost $85,419,835)                                                                               --------------

PUT OPTIONS PURCHASED -- 0.3%
         2,399  SPDR(R) S&P 500(R) ETF Trust.......................     108,329,244        337.56    11/19/21           277,671
                (Cost $5,951,360)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     107,650,008
                (Cost $91,371,195) (b)                                                                           --------------

WRITTEN OPTIONS -- (18.8)%

CALL OPTIONS WRITTEN -- (18.7)%
        (2,399) SPDR(R) S&P 500(R) ETF Trust.......................    (108,329,244)       382.87    11/19/21       (17,004,055)
                (Premiums received $3,256,382)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.1)%
        (2,399) SPDR(R) S&P 500(R) ETF Trust.......................    (108,329,244)       248.73    11/19/21           (67,659)
                (Premiums received $1,395,230)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (17,071,714)
                (Premiums received $4,651,612) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (67,613)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   90,967,559
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $87,247,630. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $23,219,289 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $19,431,747. The net unrealized appreciation was $3,787,542. The amounts presented are inclusive of derivative contracts.

Page 80                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      456,878    $      456,878    $           --    $           --
Call Options Purchased...............................       107,372,337                --       107,372,337                --
Put Options Purchased................................           277,671                --           277,671                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  108,106,886    $      456,878    $  107,650,008    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $  (17,004,055)   $           --    $  (17,004,055)   $           --
Put Options Written..................................           (67,659)               --           (67,659)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (17,071,714)   $           --    $  (17,071,714)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 81


FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.5%

       374,673  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      374,673
                (Cost $374,673)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.5%......................................................................         374,673
                (Cost $374,673) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 108.9%

CALL OPTIONS PURCHASED -- 108.1%
         1,722  SPDR(R) S&P 500(R) ETF Trust.......................   $  77,758,632   $      3.69    12/17/21        76,649,834
                (Cost $64,800,503)                                                                               --------------

PUT OPTIONS PURCHASED -- 0.8%
         1,722  SPDR(R) S&P 500(R) ETF Trust.......................      77,758,632        369.18    12/17/21           578,782
                (Cost $4,347,326)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      77,228,616
                (Cost $69,147,829) (b)                                                                           --------------

WRITTEN OPTIONS -- (9.3)%

CALL OPTIONS WRITTEN -- (8.9)%
        (1,722) SPDR(R) S&P 500(R) ETF Trust.......................     (77,758,632)       420.87    12/17/21        (6,288,177)
                (Premiums received $2,092,453)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.4)%
        (1,722) SPDR(R) S&P 500(R) ETF Trust.......................     (77,758,632)       332.26    12/17/21          (322,417)
                (Premiums received $2,976,220)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (6,610,594)
                (Premiums received $5,068,673) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (49,660)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   70,943,035
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $65,250,855. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $13,796,031 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $8,054,191. The net unrealized appreciation was $5,741,840. The amounts presented are inclusive of derivative contracts.

Page 82                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      374,673    $      374,673    $           --    $           --
Call Options Purchased...............................        76,649,834                --        76,649,834                --
Put Options Purchased................................           578,782                --           578,782                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   77,603,289    $      374,673    $   77,228,616    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (6,288,177)   $           --    $   (6,288,177)   $           --
Put Options Written..................................          (322,417)               --          (322,417)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (6,610,594)   $           --    $   (6,610,594)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 83


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.6%

       331,253  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      331,253
                (Cost $331,253)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.6%......................................................................         331,253
                (Cost $331,253) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 113.8%

CALL OPTIONS PURCHASED -- 113.2%
         1,517  SPDR(R) S&P 500(R) ETF Trust.......................   $  68,501,652   $      3.68    12/17/21        67,432,167
                (Cost $56,627,373)                                                                               --------------

PUT OPTIONS PURCHASED -- 0.6%
         1,517  SPDR(R) S&P 500(R) ETF Trust.......................      68,501,652        350.72    12/17/21           358,012
                (Cost $3,216,954)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      67,790,179
                (Cost $59,844,327) (b)                                                                           --------------

WRITTEN OPTIONS -- (14.3)%

CALL OPTIONS WRITTEN -- (14.2)%
        (1,517) SPDR(R) S&P 500(R) ETF Trust.......................     (68,501,652)       398.71    12/17/21        (8,443,622)
                (Premiums received $2,830,231)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.1)%
        (1,517) SPDR(R) S&P 500(R) ETF Trust.......................     (68,501,652)       258.43    12/17/21           (78,884)
                (Premiums received $908,474)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (8,522,506)
                (Premiums received $3,738,705) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (53,419)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   59,545,507
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $56,436,875. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $11,634,384 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $8,472,333. The net unrealized appreciation was $3,162,051. The amounts presented are inclusive of derivative contracts.

Page 84                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      331,253    $      331,253    $           --    $           --
Call Options Purchased...............................        67,432,167                --        67,432,167                --
Put Options Purchased................................           358,012                --           358,012                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   68,121,432    $      331,253    $   67,790,179    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (8,443,622)   $           --    $   (8,443,622)   $           --
Put Options Written..................................           (78,884)               --           (78,884)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (8,522,506)   $           --    $   (8,522,506)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 85


FT CBOE VEST FUND OF BUFFER ETFS (BUFR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

    SHARES               DESCRIPTION                   VALUE
--------------  ---------------------------------  --------------
                EXCHANGE-TRADED FUNDS -- 100.0%
                CAPITAL MARKETS -- 100.0%
       752,957  FT Cboe Vest U.S. Equity Buffer
                   ETF - January (a) (b)           $   25,142,439
       680,850  FT Cboe Vest U.S. Equity Buffer
                   ETF - February (a) (b)              25,402,513
       779,899  FT Cboe Vest U.S. Equity Buffer
                   ETF - March (a) (b)                 25,206,024
       798,404  FT Cboe Vest U.S. Equity Buffer
                   ETF - April (a) (b)                 25,234,357
       678,065  FT Cboe Vest U.S. Equity Buffer
                   ETF - May (a) (b)                   25,232,697
       680,941  FT Cboe Vest U.S. Equity Buffer
                   ETF - June (a) (b)                  25,188,007
       710,605  FT Cboe Vest U.S. Equity Buffer
                   ETF - July (a) (b)                  25,254,902
       671,296  FT Cboe Vest U.S. Equity Buffer
                   ETF - August (a) (b)                25,175,010
       721,527  FT Cboe Vest U.S. Equity Buffer
                   ETF - September (a) (b)             24,842,175
       724,890  FT Cboe Vest U.S. Equity Buffer
                   ETF - October (a) (b)               24,921,718
       655,012  FT Cboe Vest U.S. Equity Buffer
                   ETF - November (a) (b)              25,053,554
       740,753  FT Cboe Vest U.S. Equity Buffer
                   ETF - December (a) (b)              24,997,377
                                                   --------------
                TOTAL EXCHANGE-TRADED FUNDS
                   -- 100.0%                          301,650,773
                (Cost $293,607,600)                --------------

                MONEY MARKET FUNDS -- 0.0%
      160,876   Morgan Stanley Institutional
                   Liquidity Funds - Treasury
                   Portfolio - Institutional
                   Class - 0.01% (c)                      160,876
                (Cost $160,876)                    --------------

                TOTAL INVESTMENTS -- 100.0%           301,811,649
                (Cost $293,768,476) (d)
                NET OTHER ASSETS AND
                   LIABILITIES -- (0.0)%                  (49,202)
                                                   --------------
                NET ASSETS -- 100.0%               $  301,762,447
                                                   ==============

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of August 31, 2021.

(d)   Aggregate cost for federal income tax purposes is $293,769,923. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $8,042,008 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $282.
      The net unrealized appreciation was $8,041,726.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                          LEVEL 2        LEVEL 3
                           LEVEL 1      SIGNIFICANT    SIGNIFICANT
                           QUOTED        OBSERVABLE    UNOBSERVABLE
                           PRICES          INPUTS         INPUTS
                        -------------------------------------------
Exchange-Traded
   Funds*               $ 301,650,773   $         --   $         --
Money Market
   Funds                      160,876             --             --
                        -------------------------------------------
Total Investments       $ 301,811,649   $         --   $         --
                        ===========================================

* See Portfolio of Investments for industry breakout.

Page 86                 See Notes to Financial Statements


FT CBOE VEST FUND OF DEEP BUFFER ETFS (BUFD)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

    SHARES               DESCRIPTION                   VALUE
--------------  ---------------------------------  --------------
                EXCHANGE-TRADED FUNDS -- 99.9%
                CAPITAL MARKETS -- 99.9%
       420,388  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - January (a) (b)    $   13,402,138
       387,555  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - February (a) (b)       13,421,030
       428,762  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - March (a) (b)          13,452,408
       434,206  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - April (a) (b)          13,464,511
       394,276  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - May (a) (b)            13,465,196
       394,415  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - June (a) (b)           13,396,029
       405,935  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - July (a) (b)           13,441,726
       387,204  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - August (a) (b)         13,434,043
       412,331  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - September (a) (b)      13,351,278
       413,354  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - October (a) (b)        13,394,736
       383,972  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - November (a) (b)       13,392,943
       416,711  FT Cboe Vest U.S. Equity Deep
                   Buffer ETF - December (a) (b)       13,422,261
                                                   --------------
                TOTAL EXCHANGE-TRADED FUNDS
                   -- 99.9%                           161,038,299
                (Cost $158,772,529)                --------------

                MONEY MARKET FUNDS -- 0.1%
       96,620   Morgan Stanley Institutional
                   Liquidity Funds - Treasury
                   Portfolio - Institutional
                   Class - 0.01% (c)                       96,620
                (Cost $96,620)                     --------------

                TOTAL INVESTMENTS -- 100.0%           161,134,919
                (Cost $158,869,149) (d)
                NET OTHER ASSETS AND
                   LIABILITIES -- (0.0)%                  (25,943)
                                                   --------------
                NET ASSETS -- 100.0%               $  161,108,976
                                                   ==============

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of August 31, 2021.

(d)   Aggregate cost for federal income tax purposes is $158,876,352. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,258,851 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $284.
      The net unrealized appreciation was $2,258,567.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                          LEVEL 2        LEVEL 3
                           LEVEL 1      SIGNIFICANT    SIGNIFICANT
                           QUOTED        OBSERVABLE    UNOBSERVABLE
                           PRICES          INPUTS         INPUTS
                        -------------------------------------------
Exchange-Traded
   Funds*               $ 161,038,299   $         --   $         --
Money Market
   Funds                       96,620             --             --
                        -------------------------------------------
Total Investments       $ 161,134,919   $         --   $         --
                        ===========================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 87


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2021


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                      JANUARY              JANUARY             FEBRUARY             FEBRUARY
                                                       (FJAN)              (DJAN)               (FFEB)               (DFEB)
                                                  ----------------    -----------------    -----------------    -----------------
ASSETS:
Investments, at value - Unaffiliated............  $        760,729    $         295,639    $       1,712,690    $       1,944,693
Investments, at value - Affiliated..............                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total investments, at value..................           760,729              295,639            1,712,690            1,944,693

Options contracts purchased, at value...........       136,708,800           55,858,338          271,488,091          308,370,108
Cash............................................                 4                   41                   --                6,893
Receivables:
   Investment securities sold...................         3,597,293                   --                   --            1,892,232
   Capital shares sold..........................               596                   --                   --                  313
   Dividends....................................                18                   11                   49                   55
                                                  ----------------    -----------------    -----------------    -----------------
   Total Assets.................................       141,067,440           56,154,029          273,200,830          312,214,294
                                                  ----------------    -----------------    -----------------    -----------------
LIABILITIES:
Options contracts written, at value.............        10,551,840            6,607,590           14,562,335           27,471,816
Due to custodian................................                --                   --                  163                   --
Payables:
   Capital shares purchased.....................         3,337,136                   --                   --            1,733,950
   Investment securities purchased..............           277,969                   --                   --              168,740
   Investment advisory fees.....................            89,256               35,827              185,382              205,889
                                                  ----------------    -----------------    -----------------    -----------------
   Total Liabilities............................        14,256,201            6,643,417           14,747,880           29,580,395
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    126,811,239    $      49,510,612    $     258,452,950    $     282,633,899
                                                  ================    =================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital.................................  $    117,263,320    $      45,381,116    $     251,181,508    $     308,088,163
Par value.......................................            38,000               15,500               69,000               81,500
Accumulated distributable earnings (loss).......         9,509,919            4,113,996            7,202,442          (25,535,764)
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    126,811,239    $      49,510,612    $     258,452,950    $     282,633,899
                                                  ================    =================    =================    =================
NET ASSET VALUE, per share......................  $          33.37    $           31.94    $           37.46    $           34.68
                                                  ================    =================    =================    =================
Number of shares outstanding (unlimited number
   of shares authorized, par value
   $0.01 per share).............................         3,800,002            1,550,002            6,900,002            8,150,002
                                                  ================    =================    =================    =================
Investments, at cost - Unaffiliated.............  $        760,729    $         295,639    $       1,712,690    $       1,944,693
                                                  ================    =================    =================    =================
Investments, at cost - Affiliated...............  $             --    $              --    $              --    $              --
                                                  ================    =================    =================    =================
Total investments, at cost......................  $        760,729    $         295,639    $       1,712,690    $       1,944,693
                                                  ================    =================    =================    =================
Premiums paid on options contracts purchased....  $    125,166,521    $      51,121,916    $     251,265,618    $     280,716,781
                                                  ================    =================    =================    =================
Premiums received on options contracts written..  $      8,811,546    $       3,313,431    $      17,419,546    $      16,775,034
                                                  ================    =================    =================    =================


Page 88                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
   U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
  BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
      MARCH               MARCH               APRIL               APRIL                MAY                 MAY
     (FMAR)              (DMAR)              (FAPR)              (DAPR)              (FMAY)              (DMAY)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$         615,119   $         491,884   $              --   $         771,222   $       2,854,296   $         569,198
               --                  --                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
          615,119             491,884                  --             771,222           2,854,296             569,198

       88,141,177          72,234,454         140,977,522          98,664,033         118,011,915          67,701,532
               --                   8                  --                  11                  --                  --

               --                  --                  --                  --                  --                  --
               --                  --           3,159,833                  --                 313                  --
               16                  13                  28                  20                  28                  16
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       88,756,312          72,726,359         144,137,383          99,435,286         120,866,552          68,270,746
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

        6,089,149           6,626,122           7,245,756           6,142,865           7,049,903           4,853,951
               --                  --           2,046,356                  --                 132                 335

               --                  --                  --                  --           1,860,413                  --
               --                  --                  --                  --                  --                  --
           57,781              47,266              93,961              66,859              80,258              45,845
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        6,146,930           6,673,388           9,386,073           6,209,724           8,990,706           4,900,131
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$      82,609,382   $      66,052,971   $     134,751,310   $      93,225,562   $     111,875,846   $      63,370,615
=================   =================   =================   =================   =================   =================

$      77,482,535   $      63,058,197   $     128,045,616   $      89,398,132   $     121,182,359   $      64,380,657
           25,500              21,000              42,500              30,000              30,000              18,500
        5,101,347           2,973,774           6,663,194           3,797,430          (9,336,513)         (1,028,542)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$      82,609,382   $      66,052,971   $     134,751,310   $      93,225,562   $     111,875,846   $      63,370,615
=================   =================   =================   =================   =================   =================
$           32.40   $           31.45   $           31.71   $           31.08   $           37.29   $           34.25
=================   =================   =================   =================   =================   =================

        2,550,002           2,100,002           4,250,002           3,000,002           3,000,002           1,850,002
=================   =================   =================   =================   =================   =================
$         615,119   $         491,884   $              --   $         771,222   $       2,854,296   $         569,198
=================   =================   =================   =================   =================   =================
$              --   $              --   $              --   $              --   $              --   $              --
=================   =================   =================   =================   =================   =================
$         615,119   $         491,884   $              --   $         771,222   $       2,854,296   $         569,198
=================   =================   =================   =================   =================   =================
$      81,633,008   $      68,435,912   $     134,423,040   $      94,137,112   $     112,326,416   $      63,929,869
=================   =================   =================   =================   =================   =================
$       4,935,556   $       3,167,430   $       7,677,256   $       3,805,285   $       6,629,307   $       2,955,588
=================   =================   =================   =================   =================   =================


                        See Notes to Financial Statements                Page 89


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
AUGUST 31, 2021


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                        JUNE                JUNE                 JULY                 JULY
                                                       (FJUN)              (DJUN)               (FJUL)               (DJUL)
                                                  ----------------    -----------------    -----------------    -----------------
ASSETS:
Investments, at value - Unaffiliated............  $      1,069,034    $         425,466    $       1,287,837    $         572,972
Investments, at value - Affiliated..............                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total investments, at value..................         1,069,034              425,466            1,287,837              572,972

Options contracts purchased, at value...........       120,370,538           49,413,062          131,477,670           57,680,536
Cash............................................               145                  155                   --                   --
Receivables:
   Investment securities sold...................                --                   --                   --                   --
   Capital shares sold..........................                --                   --                   --                   --
   Dividends....................................                27                   11                   29                   18
                                                  ----------------    -----------------    -----------------    -----------------
   Total Assets.................................       121,439,744           49,838,694          132,765,536           58,253,526
                                                  ----------------    -----------------    -----------------    -----------------
LIABILITIES:
Options contracts written, at value.............         8,285,215            3,854,759            7,964,698            3,481,621
Due to custodian................................                --                   --                1,263                  658
Payables:
   Capital shares purchased.....................                --                   --                   --                   --
   Investment securities purchased..............                --                   --                   --                   --
   Investment advisory fees.....................            79,764               33,007               77,347               36,530
                                                  ----------------    -----------------    -----------------    -----------------
   Total Liabilities............................         8,364,979            3,887,766            8,043,308            3,518,809
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    113,074,765    $      45,950,928    $     124,722,228    $      54,734,717
                                                  ================    =================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital.................................  $    120,916,200    $      47,597,525    $     123,429,058    $      55,916,929
Par value.......................................            30,500               13,500               35,000               16,500
Accumulated distributable earnings (loss).......        (7,871,935)          (1,660,097)           1,258,170           (1,198,712)
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    113,074,765    $      45,950,928    $     124,722,228    $      54,734,717
                                                  ================    =================    =================    =================
NET ASSET VALUE, per share......................  $          37.07    $           34.04    $           35.63    $           33.17
                                                  ================    =================    =================    =================
Number of shares outstanding (unlimited number
   of shares authorized, par value
   $0.01 per share).............................         3,050,002            1,350,002            3,500,002            1,650,002
                                                  ================    =================    =================    =================
Investments, at cost - Unaffiliated.............  $      1,069,034    $         425,466    $       1,287,837    $         572,972
                                                  ================    =================    =================    =================
Investments, at cost - Affiliated...............  $             --    $              --    $              --    $              --
                                                  ================    =================    =================    =================
Total investments, at cost......................  $      1,069,034    $         425,466    $       1,287,837    $         572,972
                                                  ================    =================    =================    =================
Premiums paid on options contracts purchased....  $    114,499,060    $      46,923,589    $     128,328,122    $      55,959,828
                                                  ================    =================    =================    =================
Premiums received on options contracts written..  $      6,945,496    $       2,355,883    $       7,745,928    $       2,656,043
                                                  ================    =================    =================    =================


Page 90                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
   U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
  BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
     AUGUST              AUGUST             SEPTEMBER           SEPTEMBER            OCTOBER             OCTOBER
     (FAUG)              (DAUG)              (FSEP)              (DSEP)              (FOCT)              (DOCT)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$       1,672,022   $         984,044   $         154,011   $          95,244   $         300,535   $         168,311
               --                  --                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        1,672,022             984,044             154,011              95,244             300,535             168,311

      163,896,374          94,409,427          48,233,598          32,155,115          78,965,041          48,135,631
               --                  --                 452                 447                   5                  23

          357,172                  --                  --                  --                  --                  --
        5,626,503                  --                  --                  --                  --                  --
               20                  14                   5                   2                   9                   7
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
      171,552,091          95,393,485          48,388,066          32,250,808          79,265,590          48,303,972
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

        9,924,809           4,963,665           7,013,202           6,391,253           8,684,219           7,764,548
            1,334               2,243                  --                  --                  --                  --

               --                  --                  --                  --                  --                  --
        5,906,201                  --                  --                  --                  --                  --
           78,096              57,582              30,768              18,645              51,960              28,740
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       15,910,440           5,023,490           7,043,970           6,409,898           8,736,179           7,793,288
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$     155,641,651   $      90,369,995   $      41,344,096   $      25,840,910   $      70,529,411   $      40,510,684
=================   =================   =================   =================   =================   =================

$     170,169,891   $     104,620,267   $      38,140,080   $      23,689,467   $      62,433,270   $      37,509,053
           41,500              26,000              12,000               8,000              20,500              12,500
      (14,569,740)        (14,276,272)          3,192,016           2,143,443           8,075,641           2,989,131
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$     155,641,651   $      90,369,995   $      41,344,096   $      25,840,910   $      70,529,411   $      40,510,684
=================   =================   =================   =================   =================   =================
$           37.50   $           34.76   $           34.45   $           32.30   $           34.40   $           32.41
=================   =================   =================   =================   =================   =================

        4,150,002           2,600,002           1,200,002             800,002           2,050,002           1,250,002
=================   =================   =================   =================   =================   =================
$       1,672,022   $         984,044   $         154,011   $          95,244   $         300,535   $         168,311
=================   =================   =================   =================   =================   =================
$              --   $              --   $              --   $              --   $              --   $              --
=================   =================   =================   =================   =================   =================
$       1,672,022   $         984,044   $         154,011   $          95,244   $         300,535   $         168,311
=================   =================   =================   =================   =================   =================
$     164,209,668   $      93,270,748   $      46,217,977   $      29,873,640   $      68,229,660   $      40,275,890
=================   =================   =================   =================   =================   =================
$      11,803,109   $       4,702,968   $       3,132,770   $       2,737,242   $       4,626,668   $       2,863,754
=================   =================   =================   =================   =================   =================


                        See Notes to Financial Statements                Page 91


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
AUGUST 31, 2021


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                      NOVEMBER            NOVEMBER             DECEMBER             DECEMBER
                                                       (FNOV)              (DNOV)               (FDEC)               (DDEC)
                                                  ----------------    -----------------    -----------------    -----------------
ASSETS:
Investments, at value - Unaffiliated............  $      2,623,885    $         456,878    $         374,673    $         331,253
Investments, at value - Affiliated..............                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total investments, at value..................         2,623,885              456,878              374,673              331,253

Options contracts purchased, at value...........       161,685,299          107,650,008           77,228,616           67,790,179
Cash............................................                --                   --                    5                   --
Receivables:
   Investment securities sold...................                --                   --                   --            1,832,010
   Capital shares sold..........................               358                   --                   --                  305
   Dividends....................................                69                   13                   11                   10
                                                  ----------------    -----------------    -----------------    -----------------
   Total Assets.................................       164,309,611          108,106,899           77,603,305           69,953,757
                                                  ----------------    -----------------    -----------------    -----------------
LIABILITIES:
Options contracts written, at value.............        18,673,555           17,071,714            6,610,594            8,522,506
Due to custodian................................               186                  323                   --                  950
Payables:
   Capital shares purchased.....................         1,912,354                   --                   --            1,609,337
   Investment securities purchased..............                --                   --                   --              230,486
   Investment advisory fees.....................           107,853               67,303               49,676               44,971
                                                  ----------------    -----------------    -----------------    -----------------
   Total Liabilities............................        20,693,948           17,139,340            6,660,270           10,408,250
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    143,615,663    $      90,967,559    $      70,943,035    $      59,545,507
                                                  ================    =================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital.................................  $    130,501,410    $      93,565,913    $      64,173,856    $      56,159,869
Par value.......................................            37,500               26,000               21,000               18,500
Accumulated distributable earnings (loss).......        13,076,753           (2,624,354)           6,748,179            3,367,138
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    143,615,663    $      90,967,559    $      70,943,035    $      59,545,507
                                                  ================    =================    =================    =================
NET ASSET VALUE, per share......................  $          38.30    $           34.99    $           33.78    $           32.19
                                                  ================    =================    =================    =================
Number of shares outstanding (unlimited number
   of shares authorized, par value
   $0.01 per share)                                      3,750,002            2,600,002            2,100,002            1,850,002
                                                  ================    =================    =================    =================
Investments, at cost - Unaffiliated.............  $      2,623,885    $         456,878    $         374,673    $         331,253
                                                  ================    =================    =================    =================
Investments, at cost - Affiliated...............  $             --    $              --    $              --    $              --
                                                  ================    =================    =================    =================
Total investments, at cost......................  $      2,623,885    $         456,878    $         374,673    $         331,253
                                                  ================    =================    =================    =================
Premiums paid on options contracts purchased....  $    138,898,409    $      91,371,195    $      69,147,829    $      59,844,327
                                                  ================    =================    =================    =================
Premiums received on options contracts written..  $      8,949,944    $       4,651,612    $       5,068,673    $       3,738,705
                                                  ================    =================    =================    =================


Page 92                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST
     FUND OF             FUND OF
   BUFFER ETFS      DEEP BUFFER ETFS
     (BUFR)              (BUFD)
-----------------   -----------------

$         160,876   $          96,620
      301,650,773         161,038,299
-----------------   -----------------
      301,811,649         161,134,919

               --                  --
               --                  --

               --                  --
               --                  --
               --                  --
-----------------   -----------------
      301,811,649         161,134,919
-----------------   -----------------

               --                  --
               --                  --

               --                  --
               --                  --
           49,202              25,943
-----------------   -----------------
           49,202              25,943
-----------------   -----------------
$     301,762,447   $     161,108,976
=================   =================

$     293,820,212   $     158,773,409
          129,500              77,000
        7,812,735           2,258,567
-----------------   -----------------
$     301,762,447   $     161,108,976
=================   =================
$           23.30   $           20.92
=================   =================

       12,950,002           7,700,002
=================   =================
$         160,876   $          96,620
=================   =================
$     293,607,600   $     158,772,529
=================   =================
$     293,768,476   $     158,869,149
=================   =================
$              --   $              --
=================   =================
$              --   $              --
=================   =================


                        See Notes to Financial Statements                Page 93


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2021


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                      JANUARY              JANUARY             FEBRUARY             FEBRUARY
                                                     (FJAN) (a)          (DJAN) (a)             (FFEB)               (DFEB)
                                                  ----------------    -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends (d)...................................   $           171    $             157    $             254    $           1,108
                                                  ----------------    -----------------    -----------------    -----------------
   Total investment income......................               171                  157                  254                1,108
                                                  ----------------    -----------------    -----------------    -----------------
EXPENSES:
Investment advisory fees........................           517,619              337,344            2,051,337            3,283,073
                                                  ----------------    -----------------    -----------------    -----------------
   Total expenses...............................           517,619              337,344            2,051,337            3,283,073
                                                  ----------------    -----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS)....................          (517,448)            (337,187)          (2,051,083)          (3,281,965)
                                                  ----------------    -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   In-kind redemptions - Affiliated.............                --                   --                   --                   --
   Purchased options contracts..................           119,420            1,173,658           (7,155,942)          (3,385,759)
   Written options contracts....................           101,827           (1,156,674)          (8,315,006)         (33,647,827)
   In-kind redemptions - Purchased options
      contracts.................................                --            2,615,057           43,658,311           95,066,182
   In-kind redemptions - Written options
      contracts.................................                --              371,863           11,493,831           22,744,549
                                                  ----------------    -----------------    -----------------    -----------------
Net realized gain (loss)........................           221,247            3,003,904           39,681,194           80,777,145
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   Purchased options contracts..................        11,542,279            4,736,422            5,787,852          (35,768,308)
   Written options contracts....................        (1,740,294)          (3,294,159)           1,452,318           (1,466,254)
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation)...............................         9,801,985            1,442,263            7,240,170          (37,234,562)
                                                  ----------------    -----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)..................................        10,023,232            4,446,167           46,921,364           43,542,583
                                                  ----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................  $      9,505,784    $       4,108,980    $      44,870,281    $      40,260,618
                                                  ================    =================    =================    =================


(a)   Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c)   Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d)   Negative dividend amount represents charges by broker on excess cash held in the account.

Page 94                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
   U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
  BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
      MARCH               MARCH               APRIL               APRIL                MAY                 MAY
   (FMAR) (b)          (DMAR) (b)          (FAPR) (c)          (DAPR) (c)            (FMAY)              (DMAY)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$              85   $              78   $            (301)  $             108   $              41   $            (263)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
               85                  78                (301)                108                  41                (263)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

          248,293             214,731             333,879             294,064             603,282             242,767
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
          248,293             214,731             333,879             294,064             603,282             242,767
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
         (248,208)           (214,653)           (334,180)           (293,956)           (603,241)           (243,030)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
           (6,025)             (4,186)             20,166             783,015          (3,091,702)          1,534,494
           (5,348)              7,344             (16,682)           (227,001)        (11,749,235)         (4,337,535)

               --           2,708,604                  --           1,272,752          18,357,075           3,842,633

               --             128,543                  --              64,422           3,303,486             119,864
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
          (11,373)          2,840,305               3,484           1,893,188           6,819,624           1,159,456
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                  --                  --                  --
        6,508,169           3,798,542           6,554,482           4,526,921           1,051,073           2,228,178
       (1,153,593)         (3,458,692)            431,500          (2,337,580)          1,489,751            (855,180)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

        5,354,576             339,850           6,985,982           2,189,341           2,540,824           1,372,998
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

        5,343,203           3,180,155           6,989,466           4,082,529           9,360,448           2,532,454
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$       5,094,995   $       2,965,502   $       6,655,286   $       3,788,573   $       8,757,207   $       2,289,424
=================   =================   =================   =================   =================   =================


                        See Notes to Financial Statements                Page 95


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED AUGUST 31, 2021


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                        JUNE                JUNE                 JULY                 JULY
                                                       (FJUN)              (DJUN)               (FJUL)               (DJUL)
                                                  ----------------    -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends (d)...................................  $            292    $             214    $          (1,155)   $            (605)
                                                  ----------------    -----------------    -----------------    -----------------
   Total investment income......................               292                  214               (1,155)                (605)
                                                  ----------------    -----------------    -----------------    -----------------
EXPENSES:
Investment advisory fees........................           536,029              199,946              350,039              172,064
                                                  ----------------    -----------------    -----------------    -----------------
   Total expenses...............................           536,029              199,946              350,039              172,064
                                                  ----------------    -----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS)....................          (535,737)            (199,732)            (351,194)            (172,669)
                                                  ----------------    -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   In-kind redemptions - Affiliated.............                --                   --                   --                   --
   Purchased options contracts..................        (5,511,905)             (38,278)           2,728,156            1,158,551
   Written options contracts....................        (6,502,878)          (2,480,803)          (4,361,899)          (3,129,188)
   In-kind redemptions - Purchased options
      contracts.................................        17,223,216            4,849,251            5,042,955            2,845,660
   In-kind redemptions - Written options
      contracts.................................         2,996,172             (448,696)           1,010,342              332,159
                                                  ----------------    -----------------    -----------------    -----------------
Net realized gain (loss)........................         8,204,605            1,881,474            4,419,554            1,207,182
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   Purchased options contracts..................         1,892,918              634,386            1,613,933            1,053,464
   Written options contracts....................          (688,036)            (440,149)             389,836             (373,086)
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation)...............................         1,204,882              194,237            2,003,769              680,378
                                                  ----------------    -----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)..................................         9,409,487            2,075,711            6,423,323            1,887,560
                                                  ----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................  $      8,873,750    $       1,875,979    $       6,072,129    $       1,714,891
                                                  ================    =================    =================    =================


(d)   Negative dividend amount represents charges by broker on excess cash held in the account.

(e)   Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(f)   Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 96                 See Notes to Financial Statements



    FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST       FT CBOE VEST        FT CBOE VEST
    U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY        U.S. EQUITY         U.S. EQUITY
    BUFFER ETF -     DEEP BUFFER ETF -      BUFFER ETF -      DEEP BUFFER ETF -    BUFFER ETF -      DEEP BUFFER ETF -
       AUGUST              AUGUST             SEPTEMBER           SEPTEMBER           OCTOBER             OCTOBER
       (FAUG)              (DAUG)            (FSEP) (e)          (DSEP) (e)         (FOCT) (f)          (DOCT) (f)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$          (2,756)  $          (1,865)  $             499   $             511   $             132   $              98
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
           (2,756)             (1,865)                499                 511                 132                  98
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

          794,751             965,418             198,442             200,785             426,506             257,129
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
          794,751             965,418             198,442             200,785             426,506             257,129
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
         (797,507)           (967,283)           (197,943)           (200,274)           (426,374)           (257,031)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                  --                  --                 --
               --                  --                  --                  --                  --                 --
       (4,908,707)         10,656,439             286,014           1,724,791             804,359             686,298
      (10,357,289)        (14,891,124)            (78,352)           (862,553)           (166,539)           (401,944)

       25,015,698          14,892,368           4,414,842           2,689,239             942,650                  --

        4,090,237             (89,104)            631,124             161,423             237,828                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       13,839,939          10,568,579           5,253,628           3,712,900           1,818,298             284,354
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                  --                  --                  --
         (891,390)         (1,382,735)          2,015,621           2,281,475          10,735,381           7,859,741
        2,075,585           1,213,639          (3,880,432)         (3,654,011)         (4,057,551)         (4,900,794)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

        1,184,195            (169,096)         (1,864,811)         (1,372,536)          6,677,830           2,958,947
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

       15,024,134          10,399,483           3,388,817           2,340,364           8,496,128           3,243,301
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$      14,226,627   $       9,432,200   $       3,190,874   $       2,140,090   $       8,069,754   $       2,986,270
=================   =================   =================   =================   =================   =================


                        See Notes to Financial Statements                Page 97


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED AUGUST 31, 2021


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                      NOVEMBER            NOVEMBER             DECEMBER             DECEMBER
                                                       (FNOV)              (DNOV)             (FDEC) (g)           (DDEC) (g)
                                                  ----------------    -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends (d)...................................  $            366    $             (69)   $             143    $            (840)
                                                  ----------------    -----------------    -----------------    -----------------
   Total investment income......................               366                  (69)                 143                 (840)
                                                  ----------------    -----------------    -----------------    -----------------
EXPENSES:
Investment advisory fees........................         1,453,239              920,664              362,481              327,494
                                                  ----------------    -----------------    -----------------    -----------------
   Total expenses...............................         1,453,239              920,664              362,481              327,494
                                                  ----------------    -----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS)....................        (1,452,873)            (920,733)            (362,338)            (328,334)
                                                  ----------------    -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   In-kind redemptions - Affiliated.............                --                   --                   --                   --
   Purchased options contracts..................           (75,172)              26,225              658,927              980,610
   Written options contracts....................        (2,344,401)          (6,081,606)             (91,440)            (449,835)
   In-kind redemptions - Purchased options
      contracts.................................        23,581,145           26,226,361                   --                   --
   In-kind redemptions - Written options
      contracts.................................         5,673,088            4,336,344                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
Net realized gain (loss)........................        26,834,660           24,507,324              567,487              530,775
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   Purchased options contracts..................        10,279,695           (4,882,295)           8,080,787            7,945,852
   Written options contracts....................       (10,136,007)          (9,482,076)          (1,541,921)          (4,783,801)
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation)...............................           143,688          (14,364,371)           6,538,866            3,162,051
                                                  ----------------    -----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)..................................        26,978,348           10,142,953            7,106,353            3,692,826
                                                  ----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................  $     25,525,475    $       9,222,220    $       6,744,015    $       3,364,492
                                                  ================    =================    =================    =================


(d)   Negative dividend amount represents charges by broker on excess cash held in the account.

(g)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(h)   Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 98                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST
     FUND OF             FUND OF
   BUFFER ETFS      DEEP BUFFER ETFS
     (BUFR)            (BUFD) (h)
-----------------   -----------------

$               2   $              --
-----------------   -----------------
                2                  --
-----------------   -----------------

          250,044              90,593
-----------------   -----------------
          250,044              90,593
-----------------   -----------------
         (250,042)            (90,593)
-----------------   -----------------

           (3,528)             (7,210)
        8,724,457             824,444
               --                  --
               --                  --

               --                  --

               --                  --
-----------------   -----------------
        8,720,929             817,234
-----------------   -----------------

        7,988,398           2,265,770
               --                  --
               --                  --
-----------------   -----------------

        7,988,398           2,265,770
-----------------   -----------------

       16,709,327           3,083,004
-----------------   -----------------

$      16,459,285   $       2,992,411
=================   =================


                        See Notes to Financial Statements                Page 99


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                    FT CBOE VEST        FT CBOE VEST                 FT CBOE VEST
                                                     U.S. EQUITY         U.S. EQUITY                  U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -              BUFFER ETF -
                                                       JANUARY             JANUARY                     FEBRUARY
                                                       (FJAN)              (DJAN)                       (FFEB)
                                                   ---------------    -----------------    ---------------------------------
                                                    PERIOD ENDED        PERIOD ENDED         YEAR ENDED        PERIOD ENDED
                                                    8/31/2021 (a)       8/31/2021 (a)          8/31/21         8/31/20 (b)
                                                   ---------------    -----------------    ---------------    --------------
OPERATIONS:
Net investment income (loss)....................   $      (517,448)   $        (337,187)   $    (2,051,083)   $     (526,567)
Net realized gain (loss)........................           221,247            3,003,904         39,681,194        (4,157,790)
Net change in unrealized appreciation
   (depreciation)...............................         9,801,985            1,442,263          7,240,170        15,839,514
                                                   ---------------    -----------------    ---------------    --------------
Net increase (decrease) in net assets resulting
   from operations..............................         9,505,784            4,108,980         44,870,281        11,155,157
                                                   ---------------    -----------------    ---------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................       133,165,845          134,581,825        373,472,561       216,560,571
Cost of shares redeemed.........................       (15,860,390)         (89,180,193)      (370,815,309)      (16,790,311)
                                                   ---------------    -----------------    ---------------    --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................       117,305,455           45,401,632          2,657,252       199,770,260
                                                   ---------------    -----------------    ---------------    --------------
Total increase (decrease) in net assets.........       126,811,239           49,510,612         47,527,533       210,925,417

NET ASSETS:
Beginning of period.............................                --                   --        210,925,417                --
                                                   ---------------    -----------------    ---------------    --------------
End of period...................................   $   126,811,239    $      49,510,612    $   258,452,950    $  210,925,417
                                                   ===============    =================    ===============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........                --                   --          6,700,002                --
Shares sold.....................................         4,300,002            4,400,002         11,200,000         7,350,002
Shares redeemed.................................          (500,000)          (2,850,000)       (11,000,000)         (650,000)
                                                   ---------------    -----------------    ---------------    --------------
Shares outstanding, end of period...............         3,800,002            1,550,002          6,900,002         6,700,002
                                                   ===============    =================    ===============    ==============


(a)   Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is February 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d)   Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 100                See Notes to Financial Statements



           FT CBOE VEST               FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
           U.S. EQUITY                 U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
         DEEP BUFFER ETF -             BUFFER ETF-      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
             FEBRUARY                     MARCH               MARCH               APRIL               APRIL
              (DFEB)                     (FMAR)              (DMAR)              (FAPR)              (DAPR)
---------------------------------    ---------------    -----------------    ---------------    -----------------
  YEAR ENDED        PERIOD ENDED      PERIOD ENDED        PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
   8/31/2021       8/31/2020 (b)      8/31/2021 (c)       8/31/2021 (c)       8/31/2021 (d)       8/31/2021 (d)
---------------    --------------    ---------------    -----------------    ---------------    -----------------

$    (3,281,965)   $   (1,896,397)   $      (248,208)   $        (214,653)   $      (334,180)   $        (293,956)
     80,777,145       (13,250,436)           (11,373)           2,840,305              3,484            1,893,188

    (37,234,562)       54,191,107          5,354,576              339,850          6,985,982            2,189,341
---------------    --------------    ---------------    -----------------    ---------------    -----------------

     40,260,618        39,044,274          5,094,995            2,965,502          6,655,286            3,788,573
---------------    --------------    ---------------    -----------------    ---------------    -----------------

    471,709,089       596,427,291         85,226,492           91,038,951        141,902,180          146,182,323
   (763,611,447)     (101,195,926)        (7,712,105)         (27,951,482)       (13,806,156)         (56,745,334)
---------------    --------------    ---------------    -----------------    ---------------    -----------------

   (291,902,358)      495,231,365         77,514,387           63,087,469        128,096,024           89,436,989
---------------    --------------    ---------------    -----------------    ---------------    -----------------
   (251,641,740)      534,275,639         82,609,382           66,052,971        134,751,310           93,225,562

    534,275,639                --                 --                   --                 --                   --
---------------    --------------    ---------------    -----------------    ---------------    -----------------
$   282,633,899    $  534,275,639    $    82,609,382    $      66,052,971    $   134,751,310    $      93,225,562
===============    ==============    ===============    =================    ===============    =================

     17,100,002                --                 --                   --                 --                   --
     14,700,000        20,550,002          2,800,002            3,000,002          4,700,002            4,850,002
    (23,650,000)       (3,450,000)          (250,000)            (900,000)          (450,000)          (1,850,000)
---------------    --------------    ---------------    -----------------    ---------------    -----------------
      8,150,002        17,100,002          2,550,002            2,100,002          4,250,002            3,000,002
===============    ==============    ===============    =================    ===============    =================


                        See Notes to Financial Statements               Page 101


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                               FT CBOE VEST                          FT CBOE VEST
                                                               U.S. EQUITY                            U.S. EQUITY
                                                               BUFFER ETF -                        DEEP BUFFER ETF -
                                                                   MAY                                    MAY
                                                                  (FMAY)                                (DMAY)
                                                   ------------------------------------    ---------------------------------
                                                     YEAR ENDED         PERIOD ENDED         YEAR ENDED        PERIOD ENDED
                                                       8/31/21           8/31/20 (e)           8/31/21         8/31/20 (e)
                                                   ---------------    -----------------    ---------------    --------------
OPERATIONS:
Net investment income (loss)....................   $      (603,241)   $         (77,759)   $      (243,030)   $      (25,922)
Net realized gain (loss)........................         6,819,624              (25,003)         1,159,456           116,130
Net change in unrealized appreciation
   (depreciation)...............................         2,540,824            2,724,079          1,372,998           500,302
                                                   ---------------    -----------------    ---------------    --------------
Net increase (decrease) in net assets resulting
   from operations..............................         8,757,207            2,621,317          2,289,424           590,510
                                                   ---------------    -----------------    ---------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................       182,819,078           39,122,756         77,943,486        15,326,498
Cost of shares redeemed.........................      (118,187,369)          (3,257,143)       (28,116,886)       (4,662,417)
                                                   ---------------    -----------------    ---------------    --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................        64,631,709           35,865,613         49,826,600        10,664,081
                                                   ---------------    -----------------    ---------------    --------------
Total increase (decrease) in net assets.........        73,388,916           38,486,930         52,116,024        11,254,591

NET ASSETS:
Beginning of period.............................        38,486,930                   --         11,254,591                --
                                                   ---------------    -----------------    ---------------    --------------
End of period...................................   $   111,875,846    $      38,486,930    $    63,370,615    $   11,254,591
                                                   ===============    =================    ===============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........         1,150,002                   --            350,002                --
Shares sold.....................................         5,200,000            1,250,002          2,350,000           500,002
Shares redeemed.................................        (3,350,000)            (100,000)          (850,000)         (150,000)
                                                   ---------------    -----------------    ---------------    --------------
Shares outstanding, end of period...............         3,000,002            1,150,002          1,850,002           350,002
                                                   ===============    =================    ===============    ==============


(e)   Inception date is May 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(f)   Inception date is June 19, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(g)   Inception date is July 17, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 102                See Notes to Financial Statements



          FT CBOE VEST                           FT CBOE VEST                            FT CBOE VEST
           U.S. EQUITY                           U.S. EQUITY                             U.S. EQUITY
          BUFFER ETF -                        DEEP BUFFER ETF -                          BUFFER ETF-
              JUNE                                   JUNE                                    JULY
             (FJUN)                                 (DJUN)                                  (FJUL)
---------------------------------    ------------------------------------    ------------------------------------
  YEAR ENDED        PERIOD ENDED       YEAR ENDED         PERIOD ENDED         YEAR ENDED         PERIOD ENDED
   8/31/2021       8/31/2020 (f)        8/31/2021         8/31/2020 (f)         8/31/2021         8/31/2020 (g)
---------------    --------------    ---------------    -----------------    ---------------    -----------------

$      (535,737)   $      (68,187)   $      (199,732)   $         (27,075)   $      (351,194)   $         (19,771)
      8,204,605                --          1,881,474                   --          4,419,554                   --

      1,204,882         3,326,877            194,237              796,360          2,003,769              927,009
---------------    --------------    ---------------    -----------------    ---------------    -----------------

      8,873,750         3,258,690          1,875,979              769,285          6,072,129              907,238
---------------    --------------    ---------------    -----------------    ---------------    -----------------

    137,956,049        45,586,017         57,855,267           19,781,395        140,264,490           32,287,201
    (82,599,741)               --        (34,330,998)                  --        (54,808,830)                  --
---------------    --------------    ---------------    -----------------    ---------------    -----------------

     55,356,308        45,586,017         23,524,269           19,781,395         85,455,660           32,287,201
---------------    --------------    ---------------    -----------------    ---------------    -----------------
     64,230,058        48,844,707         25,400,248           20,550,680         91,527,789           33,194,439

     48,844,707                --         20,550,680                   --         33,194,439                   --
---------------    --------------    ---------------    -----------------    ---------------    -----------------
$   113,074,765    $   48,844,707    $    45,950,928    $      20,550,680    $   124,722,228    $      33,194,439
===============    ==============    ===============    =================    ===============    =================

      1,500,002                --            650,002                   --          1,050,002                   --
      3,900,000         1,500,002          1,750,000              650,002          4,100,000            1,050,002
     (2,350,000)               --         (1,050,000)                  --         (1,650,000)                  --
---------------    --------------    ---------------    -----------------    ---------------    -----------------
      3,050,002         1,500,002          1,350,002              650,002          3,500,002            1,050,002
===============    ==============    ===============    =================    ===============    =================


                        See Notes to Financial Statements               Page 103


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                              FT CBOE VEST                            FT CBOE VEST
                                                               U.S. EQUITY                             U.S. EQUITY
                                                            DEEP BUFFER ETF -                         BUFFER ETF -
                                                                  JULY                                   AUGUST
                                                                 (DJUL)                                  (FAUG)
                                                   ------------------------------------    ---------------------------------
                                                     YEAR ENDED         PERIOD ENDED         YEAR ENDED        PERIOD ENDED
                                                       8/31/21           8/31/20 (g)           8/31/21         8/31/20 (h)
                                                   ---------------    -----------------    ---------------    --------------
OPERATIONS:
Net investment income (loss)....................   $      (172,669)   $          (8,896)   $      (797,507)   $      (93,207)
Net realized gain (loss)........................         1,207,182                   --         13,839,939         2,863,477
Net change in unrealized appreciation
   (depreciation)...............................           680,378              214,752          1,184,195           380,811
                                                   ---------------    -----------------    ---------------    --------------
Net increase (decrease) in net assets resulting
   from operations..............................         1,714,891              205,856         14,226,627         3,151,081
                                                   ---------------    -----------------    ---------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................        64,560,989           12,178,388        255,932,223        72,344,580
Cost of shares redeemed.........................       (23,925,407)                  --       (150,763,677)      (39,249,183)
                                                   ---------------    -----------------    ---------------    --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................        40,635,582           12,178,388        105,168,546        33,095,397
                                                   ---------------    -----------------    ---------------    --------------
Total increase (decrease) in net assets.........        42,350,473           12,384,244        119,395,173        36,246,478

NET ASSETS:
Beginning of period.............................        12,384,244                   --         36,246,478                --
                                                   ---------------    -----------------    ---------------    --------------
End of period...................................   $    54,734,717    $      12,384,244    $   155,641,651    $   36,246,478
                                                   ===============    =================    ===============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........           400,002                   --          1,100,002                --
Shares sold.....................................         2,000,000              400,002          7,200,000         2,350,002
Shares redeemed.................................          (750,000)                  --         (4,150,000)       (1,250,000)
                                                   ---------------    -----------------    ---------------    --------------
Shares outstanding, end of period...............         1,650,002              400,002          4,150,002         1,100,002
                                                   ===============    =================    ===============    ==============


(g)   Inception date is July 17, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(h)   Inception date is November 6, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(i)   Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(j)   Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 104                See Notes to Financial Statements



          FT CBOE VEST                FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
           U.S. EQUITY                 U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
        DEEP BUFFER ETF -             BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
             AUGUST                     SEPTEMBER           SEPTEMBER            OCTOBER             OCTOBER
             (DAUG)                      (FSEP)              (DSEP)              (FOCT)              (DOCT)
---------------------------------    ---------------    -----------------    ---------------    -----------------
  YEAR ENDED        PERIOD ENDED      PERIOD ENDED        PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
   8/31/2021        8/31/2020 (h)     8/31/2021 (i)       8/31/2021 (i)       8/31/2021 (j)       8/31/2021 (j)
---------------    --------------    ---------------    -----------------    ---------------    -----------------

$      (967,283)   $     (806,973)   $      (197,943)   $        (200,274)   $      (426,374)   $        (257,031)
     10,568,579        31,520,418          5,253,628            3,712,900          1,818,298              284,354

       (169,096)        1,047,078         (1,864,811)          (1,372,536)         6,677,830            2,958,947
---------------    --------------    ---------------    -----------------    ---------------    -----------------

      9,432,200        31,760,523          3,190,874            2,140,090          8,069,754            2,986,270
---------------    --------------    ---------------    -----------------    ---------------    -----------------

    110,399,422       390,554,446         70,091,179           61,367,325         80,609,489           55,024,234
   (162,893,118)     (288,883,478)       (31,937,957)         (37,666,505)       (18,149,832)         (17,499,820)
---------------    --------------    ---------------    -----------------    ---------------    -----------------

    (52,493,696)      101,670,968         38,153,222           23,700,820         62,459,657           37,524,414
---------------    --------------    ---------------    -----------------    ---------------    -----------------
    (43,061,496)      133,431,491         41,344,096           25,840,910         70,529,411           40,510,684

    133,431,491                --                 --                   --                 --                   --
---------------    --------------    ---------------    -----------------    ---------------    -----------------
$    90,369,995    $  133,431,491    $    41,344,096    $      25,840,910    $    70,529,411    $      40,510,684
===============    ==============    ===============    =================    ===============    =================

      4,150,002                --                 --                   --                 --                   --
      3,300,000        13,350,002          2,150,002            2,000,002          2,600,002            1,800,002
     (4,850,000)       (9,200,000)          (950,000)          (1,200,000)          (550,000)            (550,000)
---------------    --------------    ---------------    -----------------    ---------------    -----------------
      2,600,002         4,150,002          1,200,002              800,002          2,050,002            1,250,002
===============    ==============    ===============    =================    ===============    =================


                        See Notes to Financial Statements               Page 105


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                               FT CBOE VEST                          FT CBOE VEST
                                                               U.S. EQUITY                            U.S. EQUITY
                                                               BUFFER ETF -                        DEEP BUFFER ETF -
                                                                 NOVEMBER                              NOVEMBER
                                                                  (FNOV)                                (DNOV)
                                                   ------------------------------------    ---------------------------------
                                                     YEAR ENDED         PERIOD ENDED         YEAR ENDED        PERIOD ENDED
                                                       8/31/21           8/31/20 (k)           8/31/21         8/31/20 (k)
                                                   ---------------    -----------------    ---------------    --------------
OPERATIONS:
Net investment income (loss)....................   $    (1,452,873)   $        (438,557)   $      (920,733)   $     (475,040)
Net realized gain (loss)........................        26,834,660           (3,456,276)        24,507,324        (4,406,583)
Net change in unrealized appreciation
   (depreciation)...............................           143,688           12,919,591        (14,364,371)       18,223,082
                                                   ---------------    -----------------    ---------------    --------------
Net increase (decrease) in net assets resulting
   from operations..............................        25,525,475            9,024,758          9,222,220        13,341,459
                                                   ---------------    -----------------    ---------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................       268,015,815          138,591,713        110,679,599       154,588,117
Cost of shares redeemed.........................      (288,058,581)          (9,483,517)      (174,946,705)      (21,917,131)
                                                   ---------------    -----------------    ---------------    --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................       (20,042,766)         129,108,196        (64,267,106)      132,670,986
                                                   ---------------    -----------------    ---------------    --------------
Total increase (decrease) in net assets.........         5,482,709          138,132,954        (55,044,886)      146,012,445

NET ASSETS:
Beginning of period.............................       138,132,954                   --        146,012,445                --
                                                   ---------------    -----------------    ---------------    --------------
End of period...................................   $   143,615,663     $    138,132,954    $    90,967,559    $  146,012,445
                                                   ===============    =================    ===============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........         4,200,002                   --          4,550,002                --
Shares sold.....................................         7,800,000            4,550,002          3,400,000         5,300,002
Shares redeemed.................................        (8,250,000)            (350,000)        (5,350,000)         (750,000)
                                                   ---------------    -----------------    ---------------    --------------
Shares outstanding, end of period...............         3,750,002            4,200,002          2,600,002         4,550,002
                                                   ===============    =================    ===============    ==============


(k)   Inception date is November 15, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(l)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(m)   Inception date is August 10, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(n)   Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 106                See Notes to Financial Statements



 FT CBOE VEST        FT CBOE VEST
  U.S. EQUITY         U.S. EQUITY                 FT CBOE VEST                 FT CBOE VEST
 BUFFER ETF -      DEEP BUFFER ETF -                 FUND OF                     FUND OF
   DECEMBER            DECEMBER                    BUFFER ETFS               DEEP BUFFER ETFS
    (FDEC)              (DDEC)                       (BUFR)                       (BUFD)
---------------    -----------------    ---------------------------------    ----------------
 PERIOD ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED        PERIOD ENDED
 8/31/2021 (l)       8/31/2021 (l)        8/31/2021       8/31/2020 (m)       8/31/2021 (n)
---------------    -----------------    -------------    ----------------    ----------------

$      (362,338)   $        (328,334)   $    (250,042)   $           (398)   $        (90,593)
        567,487              530,775        8,720,929                  --             817,234

      6,538,866            3,162,051        7,988,398              54,775           2,265,770
---------------    -----------------    -------------    ----------------    ----------------

      6,744,015            3,364,492       16,459,285              54,377           2,992,411
---------------    -----------------    -------------    ----------------    ----------------

    112,246,925          101,213,467      417,166,735           6,069,512         216,796,683
    (48,047,905)         (45,032,452)    (137,987,462)                 --         (58,680,118)
---------------    -----------------    -------------    ----------------    ----------------

     64,199,020           56,181,015      279,179,273           6,069,512         158,116,565
---------------    -----------------    -------------    ----------------    ----------------
     70,943,035           59,545,507      295,638,558           6,123,889         161,108,976

             --                   --       6,123,889                 --                  --
---------------    -----------------    -------------    ----------------    ----------------
$    70,943,035    $      59,545,507    $ 301,762,447    $      6,123,889    $    161,108,976
===============    =================    =============    ================    ================

             --                   --          300,002                  --                  --
      3,600,002            3,300,002       18,750,000             300,002          10,550,002
     (1,500,000)          (1,450,000)      (6,100,000)                 --          (2,850,000)
---------------    -----------------    -------------    ----------------    ----------------
      2,100,002            1,850,002       12,950,002             300,002           7,700,002
===============    =================    =============    ================    ================


                        See Notes to Financial Statements               Page 107


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  30.06
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.14)
Net realized and unrealized gain (loss)........................         3.45
                                                                    --------
Total from investment operations...............................         3.31
                                                                    --------
Net asset value, end of period.................................     $  33.37
                                                                    ========
TOTAL RETURN (b)...............................................        11.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $126,811
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)

                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  30.06
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.22)
Net realized and unrealized gain (loss)........................         2.10
                                                                    --------
Total from investment operations...............................         1.88
                                                                    --------
Net asset value, end of period.................................     $  31.94
                                                                    ========
TOTAL RETURN (b)...............................................         6.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 49,511
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 108                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  31.48        $  30.68
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.30)          (0.08)
Net realized and unrealized gain (loss)........................         6.28            0.88
                                                                    --------        --------
Total from investment operations...............................         5.98            0.80
                                                                    --------        --------
Net asset value, end of period.................................     $  37.46        $  31.48
                                                                    ========        ========
TOTAL RETURN (b)...............................................        19.00%           2.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $258,453        $210,925
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)

                                                                      YEAR          PERIOD
                                                                      ENDED          ENDED
                                                                     8/31/21     8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  31.24        $  30.68
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.52)          (0.11)
Net realized and unrealized gain (loss)........................         3.96            0.67
                                                                    --------        --------
Total from investment operations...............................         3.44            0.56
                                                                    --------        --------
Net asset value, end of period.................................     $  34.68        $  31.24
                                                                    ========        ========
TOTAL RETURN (b)...............................................        11.01%           1.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $282,634        $534,276
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is February 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 109


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  29.60
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.10)
Net realized and unrealized gain (loss)........................         2.90
                                                                    --------
Total from investment operations...............................         2.80
                                                                    --------
Net asset value, end of period.................................     $  32.40
                                                                    ========
TOTAL RETURN (b)...............................................         9.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 82,609
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)

                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  29.60
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.10)
Net realized and unrealized gain (loss)........................         1.95
                                                                    --------
Total from investment operations...............................         1.85
                                                                    --------
Net asset value, end of period.................................     $  31.45
                                                                    ========
TOTAL RETURN (b)...............................................         6.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 66,053
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 110                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  30.04
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)
Net realized and unrealized gain (loss)........................         1.75
                                                                    --------
Total from investment operations...............................         1.67
                                                                    --------
Net asset value, end of period.................................     $  31.71
                                                                    ========
TOTAL RETURN (b)...............................................         5.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $134,751
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)

                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  30.04
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.10)
Net realized and unrealized gain (loss)........................         1.14
                                                                    --------
Total from investment operations...............................         1.04
                                                                    --------
Net asset value, end of period.................................     $  31.08
                                                                    ========
TOTAL RETURN (b)...............................................         3.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 93,226
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 111


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - MAY (FMAY)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  33.47        $  30.34
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.16)          (0.07)
Net realized and unrealized gain (loss)........................         3.98            3.20
                                                                    --------        --------
Total from investment operations...............................         3.82            3.13
                                                                    --------        --------
Net asset value, end of period.................................     $  37.29        $  33.47
                                                                    ========        ========
TOTAL RETURN (b)...............................................        11.41%          10.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $111,876        $ 38,487
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)

                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.16        $  30.35
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)          (0.07)
Net realized and unrealized gain (loss)........................         2.17            1.88
                                                                    --------        --------
Total from investment operations...............................         2.09            1.81
                                                                    --------        --------
Net asset value, end of period.................................     $  34.25        $  32.16
                                                                    ========        ========
TOTAL RETURN (b)...............................................         6.50%           5.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 63,371        $ 11,255
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is May 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 112                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.56        $  30.25
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.15)          (0.05)
Net realized and unrealized gain (loss)........................         4.66            2.36
                                                                    --------        --------
Total from investment operations...............................         4.51            2.31
                                                                    --------        --------
Net asset value, end of period.................................     $  37.07        $  32.56
                                                                    ========        ========
TOTAL RETURN (b)...............................................        13.85%           7.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $113,075        $ 48,845
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)

                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  31.62        $  30.25
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.13)          (0.04)
Net realized and unrealized gain (loss)........................         2.55            1.41
                                                                    --------        --------
Total from investment operations...............................         2.42            1.37
                                                                    --------        --------
Net asset value, end of period.................................     $  34.04        $  31.62
                                                                    ========        ========
TOTAL RETURN (b)...............................................         7.65%           4.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 45,951        $ 20,551
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is June 19, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 113


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  31.61        $  30.24
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.09)          (0.02)
Net realized and unrealized gain (loss)........................         4.11            1.39
                                                                    --------        --------
Total from investment operations...............................         4.02            1.37
                                                                    --------        --------
Net asset value, end of period.................................     $  35.63        $  31.61
                                                                    ========        ========
TOTAL RETURN (b)...............................................        12.72%           4.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $124,722        $ 33,194
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)

                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  30.96        $  30.24
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.09)          (0.02)
Net realized and unrealized gain (loss)........................         2.30            0.74
                                                                    --------        --------
Total from investment operations...............................         2.21            0.72
                                                                    --------        --------
Net asset value, end of period.................................     $  33.17        $  30.96
                                                                    ========        ========
TOTAL RETURN (b)...............................................         7.14%           2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 54,735        $ 12,384
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is July 17, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 114                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.95        $  30.10
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.13)          (0.08)
Net realized and unrealized gain (loss)........................         4.68            2.93
                                                                    --------        --------
Total from investment operations...............................         4.55            2.85
                                                                    --------        --------
Net asset value, end of period.................................     $  37.50        $  32.95
                                                                    ========        ========
TOTAL RETURN (b)...............................................        13.81%           9.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $155,642        $ 36,246
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.83)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)

                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.15        $  30.10
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.49)          (0.19)
Net realized and unrealized gain (loss)........................         3.10            2.24
                                                                    --------        --------
Total from investment operations...............................         2.61            2.05
                                                                    --------        --------
Net asset value, end of period.................................     $  34.76        $  32.15
                                                                    ========        ========
TOTAL RETURN (b)...............................................         8.12%           6.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 90,370        $133,431
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is November 6, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 115


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  29.76
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.16)
Net realized and unrealized gain (loss)........................         4.85
                                                                    --------
Total from investment operations...............................         4.69
                                                                    --------
Net asset value, end of period.................................     $  34.45
                                                                    ========
TOTAL RETURN (b)...............................................        15.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 41,344
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)

                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  29.76
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.25)
Net realized and unrealized gain (loss)........................         2.79
                                                                    --------
Total from investment operations...............................         2.54
                                                                    --------
Net asset value, end of period.................................     $  32.30
                                                                    ========
TOTAL RETURN (b)...............................................         8.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 25,841
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 116                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  29.87
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.21)
Net realized and unrealized gain (loss)........................         4.74
                                                                    --------
Total from investment operations...............................         4.53
                                                                    --------
Net asset value, end of period.................................     $  34.40
                                                                    ========
TOTAL RETURN (b)...............................................        15.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 70,529
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)

                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  29.87
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.21)
Net realized and unrealized gain (loss)........................         2.75
                                                                    --------
Total from investment operations...............................         2.54
                                                                    --------
Net asset value, end of period.................................     $  32.41
                                                                    ========
TOTAL RETURN (b)...............................................         8.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 40,511
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 117


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.89        $  30.56
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.40)          (0.10)
Net realized and unrealized gain (loss)........................         5.81            2.43
                                                                    --------        --------
Total from investment operations...............................         5.41            2.33
                                                                    --------        --------
Net asset value, end of period.................................     $  38.30        $  32.89
                                                                    ========        ========
TOTAL RETURN (b)...............................................        16.45%           7.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $143,616        $138,133
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)

                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.09        $  30.55
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.43)          (0.10)
Net realized and unrealized gain (loss)........................         3.33            1.64
                                                                    --------        --------
Total from investment operations...............................         2.90            1.54
                                                                    --------        --------
Net asset value, end of period.................................     $  34.99        $  32.09
                                                                    ========        ========
TOTAL RETURN (b)...............................................         9.04%           5.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 90,968        $146,012
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is November 15, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 118                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  30.27
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.17)
Net realized and unrealized gain (loss)........................         3.68
                                                                    --------
Total from investment operations...............................         3.51
                                                                    --------
Net asset value, end of period.................................     $  33.78
                                                                    ========
TOTAL RETURN (b)...............................................        11.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 70,943
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)

                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  30.27
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.18)
Net realized and unrealized gain (loss)........................         2.10
                                                                    --------
Total from investment operations...............................         1.92
                                                                    --------
Net asset value, end of period.................................     $  32.19
                                                                    ========
TOTAL RETURN (b)...............................................         6.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 59,546
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 119


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST FUND OF BUFFER ETFS (BUFR)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                    8/31/21      8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  20.41        $  20.05
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.02)             --
Net realized and unrealized gain (loss)........................         2.91            0.36
                                                                    --------        --------
Total from investment operations...............................         2.89            0.36
                                                                    --------        --------
Net asset value, end of period.................................     $  23.30        $  20.41
                                                                    ========        ========
TOTAL RETURN (b)...............................................        14.16%           1.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $301,762        $  6,124
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)..............         0.20%           0.20% (d)
Ratio of net investment income (loss) to average net assets....        (0.20)%         (0.20)% (d)
Portfolio turnover rate (e)....................................            1%              0%

FT CBOE VEST FUND OF DEEP BUFFER ETFS (BUFD)
                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.07
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.01)
Net realized and unrealized gain (loss)........................         0.86
                                                                    --------
Total from investment operations...............................         0.85
                                                                    --------
Net asset value, end of period.................................     $  20.92
                                                                    ========
TOTAL RETURN (b)...............................................         4.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $161,109
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)..............         0.20% (d)
Ratio of net investment income (loss) to average net assets....        (0.20)% (d)
Portfolio turnover rate (e)....................................            6%


(a)   Inception dates for BUFR and BUFD are August 10, 2020 and January 20,
      2021, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 120                See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of forty-nine funds that are offering shares. This report covers the twenty-six funds (each a "Fund" and collectively, "the Funds")
listed below. The shares of each Fund are listed and traded on the Cboe BZX
Exchange, Inc. ("Cboe BZX").

      FT Cboe Vest U.S. Equity Buffer ETF - January - (ticker "FJAN")(1)
      FT CboeVest U.S. Equity Deep Buffer ETF - January - (ticker "DJAN")(1)
      FT Cboe Vest U.S. Equity Buffer ETF - February - (ticker "FFEB")
      FT Cboe Vest U.S. Equity Deep Buffer ETF - February - (ticker "DFEB")
      FT Cboe Vest U.S. Equity Buffer ETF - March - (ticker "FMAR")(2)
      FT Cboe Vest U.S. Equity Deep Buffer ETF - March - (ticker "DMAR")(2)
      FT Cboe Vest U.S. Equity Buffer ETF - April - (ticker "FAPR")(3)
      FT Cboe Vest U.S. Equity Deep Buffer ETF - April - (ticker "DAPR")(3)
      FT Cboe Vest U.S. Equity Buffer ETF - May - (ticker "FMAY")
      FT Cboe Vest U.S. Equity Deep Buffer ETF - May - (ticker "DMAY")
      FT Cboe Vest U.S. Equity Buffer ETF - June - (ticker "FJUN")
      FT Cboe Vest U.S. Equity Deep Buffer ETF - June - (ticker "DJUN")
      FT Cboe Vest U.S. Equity Buffer ETF - July - (ticker "FJUL")
      FT Cboe Vest U.S. Equity Deep Buffer ETF - July - (ticker "DJUL")
      FT Cboe Vest U.S. Equity Buffer ETF - August - (ticker "FAUG")
      FT Cboe Vest U.S. Equity Deep Buffer ETF - August - (ticker "DAUG")
      FT Cboe Vest U.S. Equity Buffer ETF - September - (ticker "FSEP")(4)
      FT Cboe Vest U.S. Equity Deep Buffer ETF - September - (ticker "DSEP")(4)
      FT Cboe Vest U.S. Equity Buffer ETF - October - (ticker "FOCT")(5)
      FT Cboe Vest U.S. Equity Deep Buffer ETF - October - (ticker "DOCT")(5)
      FT Cboe Vest U.S. Equity Buffer ETF - November - (ticker "FNOV")
      FT Cboe Vest U.S. Equity Deep Buffer ETF - November - (ticker "DNOV")
      FT Cboe Vest U.S. Equity Buffer ETF - December - (ticker "FDEC")(6)
      FT Cboe Vest U.S. Equity Deep Buffer ETF - December - (ticker "DDEC")(6)
      FT Cboe Vest Fund of Buffer ETFs - (ticker "BUFR")
      FT Cboe Vest Fund of Deep Buffer ETFs - (ticker "BUFD")(7)

(1)   Commenced investment operations on January 15, 2021.

(2)   Commenced investment operations on March 19, 2021.

(3)   Commenced investment operations on April 16, 2021.

(4)   Commenced investment operations on September 18, 2020.

(5)   Commenced investment operations on October 16, 2020.

(6)   Commenced investment operations on December 18, 2020.

(7)   Commenced investment operations on January 20, 2021.

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund.

The investment objective of FJAN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the SPDR(R) S&P
500(R) ETF Trust (the "Underlying ETF"), up to a predetermined upside cap of
14.50% (before fees, expenses and taxes) and 13.64% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from January 19, 2021 to January 21, 2022.

The investment objective of DJAN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 8.20% (before fees, expenses and taxes)
and 7.34% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from January 19, 2021 to
January 21, 2022.

                                                                        Page 121


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The investment objective of FFEB is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 15.85% (before fees, expenses and taxes) and 15.00% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from February 22,
2021 to February 18, 2022. Prior to February 22, 2021, the Fund's investment objective included an upside cap of 10.75% (before fees, expenses and taxes) and
9.90% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of February 24, 2020 to February 19, 2021.

The investment objective of DFEB is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 8.85% (before fees, expenses and taxes)
and 8.00% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from February 22, 2021 to
February 18, 2022. Prior to February 22, 2021, the Fund's investment objective included an upside cap of 7.50% (before fees, expenses and taxes) and 6.65%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of February 24, 2020 to February 19, 2021.

The investment objective of FMAR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 14.20% (before fees, expenses and taxes) and 13.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from March 22,
2021 to March 18, 2022.

The investment objective of DMAR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 9.30% (before fees, expenses and taxes)
and 8.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from March 22, 2021 to
March 18, 2022.

The investment objective of FAPR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 12.00% (before fees, expenses and taxes) and 11.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from April 19,
2021 to April 14, 2022.

The investment objective of DAPR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 7.50% (before fees, expenses and taxes)
and 6.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from April 19, 2021 to
April 14, 2022.

The investment objective of FMAY is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 12.50% (before fees, expenses and taxes) and 11.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from May 24, 2021 to May 20, 2022. Prior to May 24, 2021, the Fund's investment objective included an upside cap of 17.07% (before fees, expenses and taxes) and 16.21% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome
Period of May 18, 2020 to May 21, 2021.

The investment objective of DMAY is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 7.60% (before fees, expenses and taxes)
and 6.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from May 24, 2021 to May
20, 2022. Prior to May 24, 2021, the Fund's investment objective included an upside cap of 9.95% (before fees, expenses and taxes) and 9.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of May
18, 2020 to May 21, 2021.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The investment objective of FJUN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 11.70% (before fees, expenses and taxes) and 10.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June 21, 2021 to June 17, 2022. Prior to June 21, 2021, the Fund's investment objective included an upside cap of 17.72% (before fees, expenses and taxes) and 16.87%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of June 22, 2020 to June 18, 2021.

The investment objective of DJUN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 7.06% (before fees, expenses and taxes)
and 6.21% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from June 21,2021 to June
17, 2022. Prior to June 21, 2021, the Fund's investment objective included an upside cap of 10.28% (before fees, expenses and taxes) and 9.43% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of
June 22, 2020 to June 18, 2021.

The investment objective of FJUL is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 11.70% (before fees, expenses and taxes) and 10.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from July 19, 2021 to July 15, 2022. Prior to July 19, 2021, the Fund's investment objective included an upside cap of 14.95% (before fees, expenses and taxes) and 14.10%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of July 20, 2020 to July 16, 2021.

The investment objective of DJUL is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 7.30% (before fees, expenses and taxes)
and 6.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from July 19, 2021 to
July 15, 2022. Prior to July 19, 2021, the Fund's investment objective included an upside cap of 8.40% (before fees, expenses and taxes) and 7.55% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome
Period of July 20, 2020 to July 16, 2021.

The investment objective of FAUG is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 11.64% (before fees, expenses and taxes) and 10.79% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from August 23,
2021 to August 19, 2022. Prior to August 23, 2021, the Fund's investment objective included an upside cap of 14.71% (before fees, expenses and taxes) and
13.86% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not including the Fund's management fee) and an
Outcome Period of August 24, 2020 to August 20, 2021.

The investment objective of DAUG is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 7.37% (before fees, expenses and taxes)
and 6.52% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from August 23, 2021 to
August 19, 2022. Prior to August 23, 2021, the Fund's investment objective included an upside cap of 8.63% (before fees, expenses and taxes) and 7.78%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not including the Fund's management fee) and an
Outcome Period of August 24, 2020 to August 20, 2021.

The investment objective of FSEP is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 12.20% (before fees, expenses and taxes) and 11.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from September 20,
2021 to September 16, 2022.

The investment objective of DSEP is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 7.43% (before fees, expenses and taxes)
and 6.58% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from September 20, 2021 to September 16, 2022.

                                                                        Page 123


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The investment objective of FOCT is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 16.22% (before fees, expenses and taxes) and 15.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from October 19,
2020 to October 15, 2021.

The investment objective of DOCT is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 9.34% (before fees, expenses and taxes)
and 8.49% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from October 19, 2020 to
October 15, 2021.

The investment objective of FNOV is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price of the Underlying ETF, up to a predetermined upside cap of 13.72% (before fees, expenses and taxes) and
12.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes)
of Underlying ETF losses, over the period from November 23, 2020 to November 19,
2021. Prior to November 23, 2020, the Fund's investment objective included an upside cap of 12.36% (before fees, expenses and taxes) and 11.50% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome
Period of November 18, 2019 to November 20, 2020.

The investment objective of DNOV is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price of the Underlying ETF, up to a predetermined upside cap of 7.75% (before fees, expenses and taxes) and
6.90% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30%
(before fees, expenses and taxes) over the period from November 23, 2020 to
November 19, 2021. Prior to November 23, 2020, the Fund's investment objective included an upside cap of 8.12% (before fees, expenses and taxes) and 7.26%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of November 18, 2019 to November 20, 2020.

The investment objective of FDEC is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 14.00% (before fees, expenses and taxes) and 13.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from December 21,
2020 to December 17, 2021.

The investment objective of DDEC is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 8.00% (before fees, expenses and taxes)
and 7.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from December 21, 2020 to
December 17, 2021.

Under normal market conditions, each Fund, except BUFR and BUFD, will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options")
that reference the price performance of the Underlying ETF.

The investment objective of BUFR is to seek to provide investors with capital appreciation. BUFR seeks to achieve its investment objective by providing investors with US large cap equity market exposure while limiting downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Buffer ETFs ("FT
ETFs"). Under normal market conditions, BUFR will invest substantially all of its assets in the FT ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R)
ETF Trust ("SPY"), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of SPY losses, over a defined one-year period. The buffer is only provided by the FT ETFs. BUFR itself does not provide any buffer against losses. BUFR simply seeks to provide diversified exposure to all the FT ETFs in a single investment. In order to understand BUFR's strategy and risks, it is important to understand the strategies and risks of the FT ETFs.

The investment objective of BUFD is to seek to provide investors with capital appreciation. BUFD seeks to achieve its investment objective by providing investors with US large cap equity market exposure while limiting downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Deep Buffer ETFs
("FT DB ETFs"). Under normal market conditions, BUFD will invest substantially all of its assets in the FT DB ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the
SPY, up to a predetermined upside cap, while providing a deep buffer against


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

losses between -5% and -30% (before fees, expenses and taxes) of SPY, over a defined one-year period. The buffer is only provided by the FT DB ETFs. BUFD itself does not provide any buffer against losses. BUFD simply seeks to provide diversified exposure to all the FT DB ETFs in a single investment. In order to understand BUFD's strategy and risks, it is important to understand the strategies and risks of the FT DB ETFs.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
      Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

                                                                        Page 125


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Negative dividend amount represents charges by broker on excess cash held in the account.

C. FLEX OPTIONS

FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.

Each Fund, with the exception of BUFR and BUFD, purchases and sells, call and put FLEX Options based on the performance of the Underlying ETF. The FLEX
Options that each Fund holds that reference the Underlying ETF will give each
Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX
Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at fiscal year end are FLEX Options.

D. AFFILIATED TRANSACTIONS

BUFR and BUFD invest in securities of affiliated funds. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Amounts related to these investments in BUFR at August 31, 2021 and for the fiscal year then ended are as follows:


                                                                               CHANGE IN
                                                                               UNREALIZED     REALIZED
                        SHARES AT    VALUE AT                                 APPRECIATION      GAIN       VALUE AT     DIVIDEND
    SECURITY NAME       8/31/2021   8/31/2020    PURCHASES        SALES      (DEPRECIATION)    (LOSS)     8/31/2021      INCOME
----------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S.
   Equity Buffer ETF -
   January                 752,957  $       --  $ 25,202,788  $    (653,970) $      576,942  $   16,679  $ 25,142,439  $        --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   February                680,850   1,537,359    54,281,517    (34,284,445)      1,042,395   2,825,687    25,402,513           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   March                   779,899          --    25,262,868       (744,612)        668,455      19,313    25,206,024           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   April                   798,404          --    25,244,152       (862,407)        826,505      26,107    25,234,357           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   May                     678,065   1,516,012    53,952,234    (32,404,301)      1,012,515   1,156,237    25,232,697           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   June                    680,941          --    25,343,907     (1,034,812)        844,565      34,347    25,188,007           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   July                    710,605          --    25,118,957       (504,472)        628,018      12,399    25,254,902           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   August                  671,296   1,542,042    53,775,841    (32,927,875)        632,533   2,152,469    25,175,010           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   September               721,527          --    25,179,581       (570,849)        226,715       6,728    24,842,175           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   October                 724,890          --    25,178,773       (664,733)        397,071      10,607    24,921,718           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   November                655,012   1,528,468    54,043,532    (33,583,852)        618,562   2,446,844    25,053,554           --
FT Cboe Vest U.S.
   Equity Buffer ETF -
   December                740,753          --    25,119,934       (650,191)        514,122      13,512    24,997,377           --
                                    ----------------------------------------------------------------------------------------------
                                    $6,123,881  $417,704,084  $(138,886,519) $    7,988,398  $8,720,929  $301,650,773  $        --
                                    ==============================================================================================


                                                                        Page 127


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Amounts related to these investments in BUFD at August 31, 2021 and for the fiscal period then ended are as follows:


                                                                               CHANGE IN
                                                                               UNREALIZED     REALIZED
                        SHARES AT    VALUE AT                                 APPRECIATION      GAIN       VALUE AT     DIVIDEND
    SECURITY NAME       8/31/2021   1/20/2021    PURCHASES        SALES      (DEPRECIATION)    (LOSS)     8/31/2021      INCOME
----------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - January           420,388  $       --  $ 13,438,769  $    (203,965) $      166,235  $    1,099  $ 13,402,138  $        --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - February          387,555          --    28,355,239    (15,489,451)        243,513     311,729    13,421,030           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - March             428,762          --    13,474,296       (239,243)        215,065       2,290    13,452,408           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - April             434,206          --    13,478,396       (287,407)        269,810       3,712    13,464,511           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - May               394,276          --    28,006,152    (14,913,889)        280,708      92,225    13,465,196           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - June              394,415          --    13,466,576       (315,474)        241,283       3,644    13,396,029           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - July              405,935          --    13,393,487       (142,087)        190,083         243    13,441,726           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - August            387,204          --    28,145,956    (15,094,472)        187,825     194,734    13,434,043           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - September         412,331          --    13,376,043       (107,767)         82,766         236    13,351,278           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - October           413,354          --    13,450,742       (164,197)        107,377         814    13,394,736           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - November          383,972          --    28,229,224    (15,175,786)        134,135     205,370    13,392,943           --
FT Cboe Vest U.S.
   Equity Deep Buffer
   ETF - December          416,711          --    13,443,568       (169,415)        146,970       1,138    13,422,261           --
                                    ----------------------------------------------------------------------------------------------
                                    $       --  $220,258,448  $ (62,303,153) $    2,265,770  $  817,234  $161,038,299  $        --
                                    ==============================================================================================


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid annually, with the exception of BUFR and BUFD which declare and pay quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2020 or 2021.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

As of August 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                  Accumulated          Net
                                                                                Undistributed     Capital and       Unrealized
                                                                                  Ordinary           Other         Appreciation
                                                                                   Income         Gain (Loss)     (Depreciation)
                                                                                -------------    -------------    --------------
FT Cboe Vest U.S. Equity Buffer ETF - January                                   $    (510,282)   $     249,190    $    9,771,011
FT Cboe Vest U.S. Equity Deep Buffer ETF - January                                   (332,171)       3,003,904         1,442,263
FT Cboe Vest U.S. Equity Buffer ETF - February                                     (1,393,329)     (14,483,838)       23,079,609
FT Cboe Vest U.S. Equity Deep Buffer ETF - February                                (1,853,064)     (40,256,800)       16,574,100
FT Cboe Vest U.S. Equity Buffer ETF - March                                          (241,856)          (3,795)        5,346,998
FT Cboe Vest U.S. Equity Deep Buffer ETF - March                                     (206,381)       2,840,305           339,850
FT Cboe Vest U.S. Equity Buffer ETF - April                                          (326,272)          22,848         6,966,618
FT Cboe Vest U.S. Equity Deep Buffer ETF - April                                      (22,689)       1,631,130         2,188,989
FT Cboe Vest U.S. Equity Buffer ETF - May                                            (445,329)     (14,151,389)        5,260,205
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                                       (205,557)      (2,693,365)        1,870,380
FT Cboe Vest U.S. Equity Buffer ETF - June                                           (386,105)     (12,013,369)        4,527,539
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                                      (131,613)      (2,509,830)          981,346
FT Cboe Vest U.S. Equity Buffer ETF - July                                           (245,863)      (1,426,745)        2,930,778
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                                      (124,647)      (1,958,377)          884,312
FT Cboe Vest U.S. Equity Buffer ETF - August                                         (550,353)     (15,584,393)        1,565,006
FT Cboe Vest U.S. Equity Deep Buffer ETF - August                                    (559,990)     (14,594,264)          877,982
FT Cboe Vest U.S. Equity Buffer ETF - September                                      (187,082)       5,243,909        (1,864,811)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September                                  465,043        3,050,936        (1,372,536)
FT Cboe Vest U.S. Equity Buffer ETF - October                                        (209,041)       1,606,852         6,677,830
FT Cboe Vest U.S. Equity Deep Buffer ETF - October                                   (226,847)         257,031         2,958,947
FT Cboe Vest U.S. Equity Buffer ETF - November                                     (1,143,785)       1,316,454        12,904,084
FT Cboe Vest U.S. Equity Deep Buffer ETF - November                                (1,388,289)      (5,023,607)        3,787,542
FT Cboe Vest U.S. Equity Buffer ETF - December                                       (358,174)       1,364,513         5,741,840
FT Cboe Vest U.S. Equity Deep Buffer ETF - December                                  (123,247)         328,334         3,162,051
FT Cboe Vest Fund of Buffer ETFs                                                     (228,991)              --         8,041,726
FT Cboe Vest Fund of Deep Buffer ETFs                                                      --               --         2,258,567


F. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FFEB, DFEB, FMAY, DMAY, FJUN,
DJUN, FJUL, DJUL, FAUG, DAUG, FNOV, DNOV, and BUFR, the taxable years ended 2020 and 2021 remain open to federal and state audit. For FJAN, DJAN, FMAR, DMAR,
FAPR, DAPR, FSEP, DSEP, FOCT, DOCT, FDEC, DDEC, and BUFD, the taxable year ended
2021 remains open to federal and state audit. As of August 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

                                                                        Page 129


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund's applicable taxable year end, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Funds' shareholders.


                                                                                   Non-Expiring
                                                                Taxable            Capital Loss
                                                                Year End          Carryforwards
                                                           ------------------   ------------------
FT Cboe Vest U.S. Equity Buffer ETF - January                  31-Jan-21          $        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - January             31-Jan-21                   --
FT Cboe Vest U.S. Equity Buffer ETF - February                 28-Feb-21           19,939,269
FT Cboe Vest U.S. Equity Deep Buffer ETF - February            28-Feb-21           43,356,380
FT Cboe Vest U.S. Equity Buffer ETF - March                    31-Mar-21                   --
FT Cboe Vest U.S. Equity Deep Buffer ETF - March               31-Mar-21                   --
FT Cboe Vest U.S. Equity Buffer ETF - April                    30-Apr-21                   --
FT Cboe Vest U.S. Equity Deep Buffer ETF - April               30-Apr-21                   --
FT Cboe Vest U.S. Equity Buffer ETF - May                      31-May-21           14,532,034
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                 31-May-21            2,795,698
FT Cboe Vest U.S. Equity Buffer ETF - June                     30-Jun-21           12,023,874
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                30-Jun-21            2,509,830
FT Cboe Vest U.S. Equity Buffer ETF - July                     31-Jul-21            1,426,745
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                31-Jul-21            1,962,468
FT Cboe Vest U.S. Equity Buffer ETF - August                   31-Aug-21           15,584,393
FT Cboe Vest U.S. Equity Deep Buffer ETF - August              31-Aug-21           14,594,264
FT Cboe Vest U.S. Equity Buffer ETF - September                30-Sep-20                   --
FT Cboe Vest U.S. Equity Deep Buffer ETF - September           30-Sep-20                   --
FT Cboe Vest U.S. Equity Buffer ETF - October                  31-Oct-20                   --
FT Cboe Vest U.S. Equity Deep Buffer ETF - October             31-Oct-20                   --
FT Cboe Vest U.S. Equity Buffer ETF - November                 30-Nov-20            6,618,155
FT Cboe Vest U.S. Equity Deep Buffer ETF - November            30-Nov-20            8,177,376
FT Cboe Vest U.S. Equity Buffer ETF - December                 31-Dec-20                   --
FT Cboe Vest U.S. Equity Deep Buffer ETF - December            31-Dec-20                   --
FT Cboe Vest Fund of Buffer ETFs                               31-Aug-21                   --
FT Cboe Vest Fund of Deep Buffer ETFs                          31-Aug-21                   --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund's applicable taxable year end, the following
Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:


                                                                                           Qualified Late Year Losses
                                                              Taxable           ------------------------------------------------
                                                              Year End            Ordinary Losses              Capital Losses
                                                        --------------------    --------------------        --------------------
FT Cboe Vest U.S. Equity Buffer ETF - January                31-Jan-21          $                 --        $                 --
FT Cboe Vest U.S. Equity Deep Buffer ETF - January           31-Jan-21                            --                          --
FT Cboe Vest U.S. Equity Buffer ETF - February               28-Feb-21                       273,656                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - February          28-Feb-21                       510,834                          --
FT Cboe Vest U.S. Equity Buffer ETF - March                  31-Mar-21                            --                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - March             31-Mar-21                            --                          --
FT Cboe Vest U.S. Equity Buffer ETF - April                  30-Apr-21                            --                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - April             30-Apr-21                            --                          --
FT Cboe Vest U.S. Equity Buffer ETF - May                    31-May-21                       225,273                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - May               31-May-21                        76,604                          --
FT Cboe Vest U.S. Equity Buffer ETF - June                   30-Jun-21                       233,399                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - June              30-Jun-21                        70,458                          --
FT Cboe Vest U.S. Equity Buffer ETF - July                   31-Jul-21                       167,281                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - July              31-Jul-21                        87,476                          --
FT Cboe Vest U.S. Equity Buffer ETF - August                 31-Aug-21                       550,353                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - August            31-Aug-21                       559,990                          --
FT Cboe Vest U.S. Equity Buffer ETF - September              30-Sep-20                            --                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - September         30-Sep-20                            --                          --
FT Cboe Vest U.S. Equity Buffer ETF - October                31-Oct-20                            --                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - October           31-Oct-20                            --                          --
FT Cboe Vest U.S. Equity Buffer ETF - November               30-Nov-20                       700,626                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - November          30-Nov-20                       753,193                          --
FT Cboe Vest U.S. Equity Buffer ETF - December               31-Dec-20                            --                          --
FT Cboe Vest U.S. Equity Deep Buffer ETF - December          31-Dec-20                            --                          --
FT Cboe Vest Fund of Buffer ETFs                             31-Aug-21                       228,991                          --
FT Cboe Vest Fund of Deep Buffer ETFs                        31-Aug-21                            --                          --


                                                                        Page 131


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each
Fund's applicable taxable period the adjustments were as follows:


                                                                                                Accumulated
                                                                               Accumulated      Net Realized
                                                                Taxable       Net Investment    Gain (Loss)        Paid-In
                                                                Year End      Income (Loss)    on Investments      Capital
                                                             --------------   --------------   --------------   --------------
FT Cboe Vest U.S. Equity Buffer ETF - January                  31-Jan-21      $        7,166   $       (3,031)  $       (4,135)
FT Cboe Vest U.S. Equity Deep Buffer ETF - January             31-Jan-21               5,016               --           (5,016)
FT Cboe Vest U.S. Equity Buffer ETF - February                 28-Feb-21           1,177,236      (50,007,317)      48,830,081
FT Cboe Vest U.S. Equity Deep Buffer ETF - February            28-Feb-21           3,318,559     (108,165,954)     104,847,395
FT Cboe Vest U.S. Equity Buffer ETF - March                    31-Mar-21               6,352               --           (6,352)
FT Cboe Vest U.S. Equity Deep Buffer ETF - March               31-Mar-21               8,272               --           (8,272)
FT Cboe Vest U.S. Equity Buffer ETF - April                    30-Apr-21               7,908               --           (7,908)
FT Cboe Vest U.S. Equity Deep Buffer ETF - April               30-Apr-21               8,857               --           (8,857)
FT Cboe Vest U.S. Equity Buffer ETF - May                      31-May-21             229,999      (20,950,708)      20,720,709
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                 31-May-21              59,605       (3,971,871)       3,912,266
FT Cboe Vest U.S. Equity Buffer ETF - June                     30-Jun-21             214,735      (20,222,194)      20,007,459
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                30-Jun-21              94,245       (4,400,555)       4,306,310
FT Cboe Vest U.S. Equity Buffer ETF - July                     31-Jul-21             122,173       (5,846,299)       5,724,126
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                31-Jul-21              55,512       (3,176,377)       3,120,865
FT Cboe Vest U.S. Equity Buffer ETF - August                   31-Aug-21             332,987      (28,605,953)      28,272,966
FT Cboe Vest U.S. Equity Deep Buffer ETF - August              31-Aug-21           1,210,417      (13,347,580)      12,137,163
FT Cboe Vest U.S. Equity Buffer ETF - September                30-Sep-20               1,142               --           (1,142)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September           30-Sep-20               3,353               --           (3,353)
FT Cboe Vest U.S. Equity Buffer ETF - October                  31-Oct-20               5,887               --           (5,887)
FT Cboe Vest U.S. Equity Deep Buffer ETF - October             31-Oct-20               2,861               --           (2,861)
FT Cboe Vest U.S. Equity Buffer ETF - November                 30-Nov-20              13,632      (21,488,679)      21,475,047
FT Cboe Vest U.S. Equity Deep Buffer ETF - November            30-Nov-20               6,559      (25,195,517)      25,188,958
FT Cboe Vest U.S. Equity Buffer ETF - December                 31-Dec-20               4,164               --           (4,164)
FT Cboe Vest U.S. Equity Deep Buffer ETF - December            31-Dec-20               2,646               --           (2,646)
FT Cboe Vest Fund of Buffer ETFs                               31-Aug-21              21,051       (8,722,376)       8,701,325
FT Cboe Vest Fund of Deep Buffer ETFs                          31-Aug-21              90,593         (824,437)         733,844


G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.85% of each Fund's average daily net assets with the exception of BUFR and BUFD which each pay an annual unitary management fee of 0.20%. In addition, BUFR and BUFD incur pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"). The total of the unitary management fee and acquired fund fees and expenses represents each Fund's total annual operating expenses.

First Trust is responsible for each Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management
Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Cboe Vest Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Funds' sub-advisor and manages each Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Funds (other than BUFR and BUFD), the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund's assets and will pay Cboe Vest for its services as the Funds' sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months (or shorter period during the first eleven months of the Investment Sub-Advisory Agreement)
are subtracted from the unitary management fee for that month. Pursuant to the
Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of BUFR and BUFD, the Advisor and Cboe Vest, First Trust will supervise
Cboe Vest and its management of the investment of each Fund's assets and will pay Cboe Vest for its services as the Funds' sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less
Cboe Vest's 50% share of each of BUFR and BUFD's expenses for that month.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2021, the Funds, except BUFR and BUFD, had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund, except BUFR and BUFD, holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.

For the fiscal period ended August 31, 2021, the cost of purchases and proceeds from sales of investments for BUFR and BUFD, excluding short-term investments and in-kind transactions, were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
FT Cboe Vest Fund of Buffer ETFs                                              $  130,199,042   $    1,126,376
FT Cboe Vest Fund of Deep Buffer ETFs                                             60,035,480        3,920,305


                                                                        Page 133


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

For the fiscal period ended August 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
FT Cboe Vest U.S. Equity Buffer ETF - January                                 $   81,585,134   $           --
FT Cboe Vest U.S. Equity Deep Buffer ETF - January                                39,247,155       26,295,600
FT Cboe Vest U.S. Equity Buffer ETF - February                                    57,537,488      223,740,290
FT Cboe Vest U.S. Equity Deep Buffer ETF - February                               27,250,626      416,933,545
FT Cboe Vest U.S. Equity Buffer ETF - March                                       30,661,284               --
FT Cboe Vest U.S. Equity Deep Buffer ETF - March                                  19,596,228       24,690,028
FT Cboe Vest U.S. Equity Buffer ETF - April                                       61,332,111               --
FT Cboe Vest U.S. Equity Deep Buffer ETF - April                                  43,235,322       18,270,052
FT Cboe Vest U.S. Equity Buffer ETF - May                                         47,362,282       84,756,725
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                                    16,525,474       21,326,436
FT Cboe Vest U.S. Equity Buffer ETF - June                                        45,466,336       66,902,243
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                                   26,243,069       25,980,592
FT Cboe Vest U.S. Equity Buffer ETF - July                                        71,836,443       28,593,759
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                                   33,801,360       15,853,545
FT Cboe Vest U.S. Equity Buffer ETF - August                                      75,699,819      102,994,952
FT Cboe Vest U.S. Equity Deep Buffer ETF - August                                 29,647,179       67,688,916
FT Cboe Vest U.S. Equity Buffer ETF - September                                   33,629,692       23,498,010
FT Cboe Vest U.S. Equity Deep Buffer ETF - September                              33,077,451       17,276,638
FT Cboe Vest U.S. Equity Buffer ETF - October                                     37,912,660        3,386,313
FT Cboe Vest U.S. Equity Deep Buffer ETF - October                                15,234,480               --
FT Cboe Vest U.S. Equity Buffer ETF - November                                    48,470,952      187,020,685
FT Cboe Vest U.S. Equity Deep Buffer ETF - November                                6,593,116      111,746,343
FT Cboe Vest U.S. Equity Buffer ETF - December                                    54,657,602               --
FT Cboe Vest U.S. Equity Deep Buffer ETF - December                               24,557,971               --
FT Cboe Vest Fund of Buffer ETFs                                                 287,505,042      137,760,143
FT Cboe Vest Fund of Deep Buffer ETFs                                            160,222,968       58,382,848


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by each Fund at
August 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT             RISK EXPOSURE         LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
FJAN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $136,708,800   written, at value            $ 10,551,840

DJAN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            55,858,338   written, at value               6,607,590

FFEB
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           271,488,091   written, at value              14,562,335

DFEB
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           308,370,108   written, at value              27,471,816



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT             RISK EXPOSURE         LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
FMAR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $ 88,141,177   written, at value            $  6,089,149

DMAR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            72,234,454   written, at value               6,626,122

FAPR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           140,977,522   written, at value               7,245,756

DAPR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            98,664,033   written, at value               6,142,865

FMAY
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           118,011,915   written, at value               7,049,903

DMAY
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            67,701,532   written, at value               4,853,951

FJUN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           120,370,538   written, at value               8,285,215

DJUN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            49,413,062   written, at value               3,854,759

FJUL
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           131,477,670   written, at value               7,964,698

DJUL
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            57,680,536   written, at value               3,481,621

FAUG
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            163,89,374   written, at value               9,924,809

DAUG
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            94,409,427   written, at value               4,963,665

FSEP
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            48,233,598   written, at value               7,013,202

DSEP
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            32,155,115   written, at value               6,391,253


                                                                        Page 135


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT             RISK EXPOSURE         LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
FOCT
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $ 78,965,041   written, at value            $  8,684,219

DOCT
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            48,135,631   written, at value               7,764,548

FNOV
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            61,685,299   written, at value              18,673,555

DNOV
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            07,650,008   written, at value              17,071,714

FDEC
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            77,228,616   written, at value               6,610,594

DDEC
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            67,790,179   written, at value               8,522,506


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended August 31, 2021, on each Fund's derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


                                                                                 EQUITY RISK
                                                -----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  FJAN         DJAN         FFEB          DFEB         FMAR         DMAR
-------------------------------------           -----------------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                  $   119,420  $ 3,788,715  $36,502,369  $ 91,680,423  $    (6,025) $ 2,704,418
   Written options contracts                        101,827     (784,811)   3,178,825   (10,903,278)      (5,348)     135,887

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                   11,542,279    4,736,422    5,787,852   (35,768,308)   6,508,169    3,798,542
   Written options contracts                     (1,740,294)  (3,294,159)   1,452,318    (1,466,254)  (1,153,593)  (3,458,692)



                                                                                 EQUITY RISK
                                                -----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  FAPR         DAPR         FMAY          DMAY         FJUN         DJUN
-------------------------------------           -----------------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                  $    20,166  $ 2,055,767  $15,265,373  $  5,377,127  $11,711,311  $ 4,810,973
   Written options contracts                        (16,682)    (162,579)  (8,445,749)   (4,217,671)  (3,506,706)  (2,929,499)

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                    6,554,482    4,526,921    1,051,073     2,228,178    1,892,918      634,386
   Written options contracts                        431,500   (2,337,580)   1,489,751      (855,180)    (688,036)    (440,149)



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021


                                                                                EQUITY RISK
                                                -----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  FJUL         DJUL         FAUG          DAUG         FSEP         DSEP
-------------------------------------           -----------------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                  $ 7,771,111  $ 4,004,211  $20,106,991  $ 25,548,807  $ 4,700,856  $ 4,414,030
   Written options contracts                     (3,351,557)  (2,797,029)  (6,267,052)  (14,980,228)     552,772     (701,130)

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                    1,613,933    1,053,464     (891,390)   (1,382,735)   2,015,621    2,281,475
   Written options contracts                        389,836     (373,086)   2,075,585     1,213,639   (3,880,432)  (3,654,011)



                                                                                EQUITY RISK
                                                -----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  FOCT         DOCT         FNOV          DNOV         FDEC         DDEC
-------------------------------------           -----------------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                  $ 1,747,009  $   686,298  $23,505,973  $ 26,252,586  $   658,927  $   980,610
   Written options contracts                         71,289     (401,944)   3,328,687    (1,745,262)     (91,440)    (449,835)

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                   10,735,381    7,859,741   10,279,695    (4,882,295)   8,080,787    7,945,852
   Written options contracts                     (4,057,551)  (4,900,794) (10,136,007)   (9,482,076)  (1,541,921)  (4,783,801)


The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and
Liabilities.

The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended August 31,
2021, on each Fund's options contracts.


                                                  PREMIUMS FOR                           PREMIUMS FOR
                              PREMIUMS FOR          PURCHASED                           WRITTEN OPTIONS
                                PURCHASED       OPTIONS CONTRACTS     PREMIUMS FOR     CONTRACTS CLOSED,
                            OPTIONS CONTRACTS   CLOSED, EXERCISED   WRITTEN OPTIONS      EXERCISED AND
                                 OPENED            AND EXPIRED      CONTRACTS OPENED        EXPIRED
                            ----------------------------------------------------------------------------
            FJAN            $     141,854,127   $      16,687,606   $      9,995,593   $       1,184,047
            DJAN                  143,489,847          92,367,931         10,222,589           6,909,158
            FFEB                  568,457,036         525,431,297         31,973,303          29,248,234
            DFEB                  833,851,845       1,053,387,657         46,358,660          53,472,941
            FMAR                   88,119,879           6,486,871          5,306,580             371,024
            DMAR                   95,617,262          27,181,350          5,467,761           2,300,331
            FAPR                  148,774,799          14,351,759          8,357,853             680,597
            DAPR                  151,153,841          57,016,729          6,480,850           2,675,565
            FMAY                  285,828,590         212,383,575         32,088,790          28,916,244
            DMAY                  121,307,869          68,998,245         12,837,985          10,845,622
            FJUN                  223,172,948         157,635,397         21,158,783          18,141,970
            DJUN                   85,103,836          59,045,982          7,957,384           6,909,834
            FJUL                  199,648,676         105,824,396         14,445,602           9,294,289
            DJUL                   96,312,521          53,251,927          7,993,239           6,196,316
            FAUG                  392,645,172         266,794,276         34,122,379          25,227,069
            DAUG                  200,312,420         246,607,616         17,582,031          21,549,925
            FSEP                   76,662,415          30,444,438          7,092,870           3,960,100
            DSEP                   67,147,213          37,273,573          6,337,378           3,600,136
            FOCT                   85,946,500          17,716,840          6,139,267           1,512,599
            DOCT                   59,183,467          18,907,577          4,665,137           1,801,383
            FNOV                  364,332,440         357,657,744         18,901,313          17,640,853
            DNOV                  225,952,227         269,597,501         12,023,950          15,209,083
            FDEC                  119,430,676          50,282,847          8,277,631           3,208,958
            DDEC                  107,097,443          47,253,116          6,898,596           3,159,891


                                                                        Page 137


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2022 for
FFEB, DFEB, FMAY, DMAY, FJUN, DJUN, FJUL, DJUL, FAUG, DAUG, FSEP, DSEP, FOCT,
DOCT, FNOV, DNOV, FDEC, DDEC, and BUFR, January 10, 2023 for FJAN and DJAN,
January 15, 2023 for BUFD, March 8, 2023 for FMAR and DMAR, and April 15, 2023
for DAPR and FAPR.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

On September 20, 2021, FT Cboe Vest International Equity Buffer ETF - September
and FT Cboe Vest Nasdaq-100(R) Buffer ETF - September, each an additional series of the Trust, began trading under the symbols "YSEP" and "QSPT," respectively, on Cboe BZX.

On September 21, 2021, First Trust SkyBridge Crypto Industry and Digital Economy
ETF, an additional series of the Trust, began trading under the symbol "CRPT" on
NYSE Arca, Inc.

On October 14, 2021, First Trust Multi-Manager Small Cap Opportunities ETF, an
additional series of the Trust, began trading under the symbol "MMSC" on NYSE
Arca, Inc.

                                                                        Page 139


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of FT Cboe
Vest U.S. Equity Buffer ETF - January, FT Cboe Vest U.S. Equity Deep Buffer ETF
- January, FT Cboe Vest U.S. Equity Buffer ETF - February, FT Cboe Vest U.S.
Equity Deep Buffer ETF - February, FT Cboe Vest U.S. Equity Buffer ETF - March,
FT Cboe Vest U.S. Equity Deep Buffer ETF - March, FT Cboe Vest U.S. Equity
Buffer ETF - April, FT Cboe Vest U.S. Equity Deep Buffer ETF - April, FT Cboe
Vest U.S. Equity Buffer ETF - May, FT Cboe Vest U.S. Equity Deep Buffer ETF -
May, FT Cboe Vest U.S. Equity Buffer ETF - June, FT Cboe Vest U.S. Equity Deep
Buffer ETF - June, FT Cboe Vest U.S. Equity Buffer ETF - July, FT Cboe Vest U.S.
Equity Deep Buffer ETF - July, FT Cboe Vest U.S. Equity Buffer ETF - August, FT
Cboe Vest U.S. Equity Deep Buffer ETF - August, FT Cboe Vest U.S. Equity Buffer
ETF - September, FT Cboe Vest U.S. Equity Deep Buffer ETF - September, FT Cboe
Vest U.S. Equity Buffer ETF - October, FT Cboe Vest U.S. Equity Deep Buffer ETF
- October, FT Cboe Vest U.S. Equity Buffer ETF - November, FT Cboe Vest U.S.
Equity Deep Buffer ETF - November, FT Cboe Vest U.S. Equity Buffer ETF -
December, FT Cboe Vest U.S. Equity Deep Buffer ETF - December, FT Cboe Vest Fund
of Buffer ETFs, and FT Cboe Vest Fund of Deep Buffer ETFs (the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2021, and the related statements of operations, the changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.


       INDIVIDUAL FUNDS             STATEMENTS OF                     STATEMENTS OF                        FINANCIAL
     INCLUDED IN THE TRUST            OPERATIONS                  CHANGES IN NET ASSETS                    HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer   For the period from January 15, 2021 (commencement of operations)
   ETF - January                  through August 31, 2021

FT Cboe Vest U.S. Equity Deep
   Buffer ETF - January

FT Cboe Vest U.S. Equity Buffer   For the year ended   For the year ended August 31, 2021, and for the period from
   ETF - February                 August 31, 2021      February 21, 2020 (commencement of operations) through
                                                       August 31, 2020
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - February

FT Cboe Vest U.S. Equity Buffer   For the period from March 19, 2021 (commencement of operations)
   ETF - March                    through August 31, 2021

FT Cboe Vest U.S. Equity Deep
   Buffer ETF - March

FT Cboe Vest U.S. Equity Buffer   For the period from April 16, 2021 (commencement of operations)
   ETF - April                    through August 31, 2021

FT Cboe Vest U.S. Equity Deep
   Buffer ETF - April

FT Cboe Vest U.S. Equity Buffer   For the year ended   For the year ended August 31, 2021, and for the period from
   ETF - May                      August 31, 2021      May 15, 2020 (commencement of operations) through
                                                       August 31, 2020
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - May

FT Cboe Vest U.S. Equity Buffer   For the year ended   For the year ended August 31, 2021, and for the period from
   ETF - June                     August 31, 2021      June 19, 2020 (commencement of operations) through
                                                       August 31, 2020
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - June

FT Cboe Vest U.S. Equity Buffer   For the year ended   For the year ended August 31, 2021, and for the period from
   ETF - July                     August 31, 2021      July 17, 2020 (commencement of operations) through
                                                       August 31, 2020
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - July



--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
--------------------------------------------------------------------------------


       INDIVIDUAL FUNDS             STATEMENTS OF                     STATEMENTS OF                        FINANCIAL
     INCLUDED IN THE TRUST            OPERATIONS                  CHANGES IN NET ASSETS                    HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer   For the year ended   For the year ended August 31, 2021, and for the period from
   ETF - August                   August 31, 2021      November 6, 2019 (commencement of operations) through
                                                       August 31, 2020
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - August

FT Cboe Vest U.S. Equity Buffer   For the period from September 18, 2020 (commencement of operations) through
   ETF - September                August 31, 2021

FT Cboe Vest U.S. Equity Deep
   Buffer ETF - September

FT Cboe Vest U.S. Equity Buffer   For the period from October 16, 2020 (commencement of operations) through
   ETF - October                  August 31, 2021

FT Cboe Vest U.S. Equity Deep
   Buffer ETF - October

FT Cboe Vest U.S. Equity Buffer   For the year ended   For the year ended August 31, 2021, and for the period from
   ETF - November                 August 31, 2021      November 15, 2019 (commencement of operations) through
                                                       August 31, 2020
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - November

FT Cboe Vest U.S. Equity Buffer   For the period from December 18, 2020 (commencement of operations) through
   ETF - December                 August 31, 2021

FT Cboe Vest U.S. Equity Deep
   Buffer ETF - December

FT Cboe Vest Fund of Buffer       For the year ended   For the year ended August 31, 2021, and for the period from
   ETFs                           August 31, 2021      August 10, 2020 (commencement of operations) through
                                                       August 31, 2020

FT Cboe Vest Fund of Deep Buffer  For the period from January 20, 2021 (commencement of operations) through
   ETFs                           August 31, 2021


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits

                                                                        Page 141


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
--------------------------------------------------------------------------------

also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 25, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income were completed.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

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ADDITIONAL INFORMATION (CONTINUED)
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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

                                   DISCLAIMER

The funds are not sponsored, endorsed, sold or promoted by SPDR(R) S&P 500(R)
ETF Trust, PDR, or Standard & Poor's(R) (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the funds or the FLEX Options or results to be obtained by the funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR(R) S&P 500(R) ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the funds or the FLEX Options.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

   BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
                   AND INVESTMENT SUB-ADVISORY AGREEMENT FOR

                  FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH
                FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH
                  FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL
                FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL

Independent Trustees, unanimously approved the Investment Management Agreement
(the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, the Advisor and
Cboe Vest Financial LLC (the "Sub-Advisor") on behalf of the following four series of the Trust (each a "Fund" and collectively, the "Funds"):

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

        FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)
        FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)

The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on June 8, 2020. The Board determined for each Fund that the
Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the
Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to each Fund
(including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the
Fund's Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the
Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP")
and First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund's perspective.

In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the
Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 8, 2020 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor will provide to the Funds, and the
Trustees were able to ask questions about the proposed investment strategy for the Funds. The Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. The Board also noted that the Sub-Advisor manages eight other defined-outcome ETFs with strategies similar to those of the Funds in the First Trust Fund Complex.
Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the
Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by each Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee equal to an annual rate of 0.85% of its average daily net assets. The Board considered that, from the unitary fee for each Fund, the Advisor would pay the
Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee remaining after the Fund's expenses are paid. The Board noted that the Advisor would be responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the advisory or unitary fee

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable. Because each
Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the
Board noted that the unitary fee rate for each Fund was above the median total
(net) expense ratio of the peer funds in its Expense Group. With respect to the
Expense Groups, the Board discussed with representatives of the Advisor how the
Expense Groups were assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered that the Funds are part of the FT Cboe Vest U.S. Equity Target Outcome ETF product line in the First Trust Fund Complex and noted that eight ETFs in the product line, identical to the Funds except with respect to the target outcome periods, had been launched since November 2019, each of which also pays a unitary fee equal to an annual rate of 0.85% of its average daily net assets and is sub-advised by the Sub-Advisor. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the
Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for each Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement. The Board considered the Advisor's estimate of the asset level for each Fund at which the Advisor expects the
Advisory Agreement for the Fund to be profitable to the Advisor and the
Advisor's estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for each Fund was not unreasonable. The Board reviewed financial information provided by the
Sub-Advisor, but did not review any potential profitability of the Sub-Advisory
Agreement for each Fund to the Sub-Advisor. The Board considered that the
Sub-Advisor would be paid by the Advisor from each Fund's unitary fee and its understanding that the sub-advisory fee rate for each Fund was the product of an arm's length negotiation. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the
Funds. The Board noted that FTCP has a controlling ownership interest in the
Sub-Advisor's parent company and considered potential fall-out benefits to the
Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP's controlling ownership interest in the Sub-Advisor's parent company. The Board noted the Sub-Advisor's statements that it does not foresee any fall-out benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the
Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT
                   AND INVESTMENT SUB-ADVISORY AGREEMENT FOR

                  FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST
               FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST
                 FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER
              FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER
                 FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY
              FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY
                   FT CBOE VEST U.S. EQUITY BUFFER ETF - MAY
                 FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY
                   FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE
                FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the
"Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, the Advisor and Cboe Vest Financial LLC (the
"Sub-Advisor") on behalf of the following ten series of the Trust (each a "Fund"
and collectively, the "Funds"):

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

        FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)
        FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
        FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
        FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
        FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)

The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021. The
Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund, including, for each of FAUG, DAUG, FNOV and DNOV, comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the
"Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P.
("FTP") and First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each
Fund's compliance with its investment objective, policies and restrictions. The
Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. In addition to the written materials provided by the Sub-Advisor, at the June 6-7, 2021 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the
Sub-Advisor's day-to-day management of the Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund
(including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense
Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The
Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The
Board received and reviewed information comparing the performance of each of
FAUG, DAUG, FNOV and DNOV for the one-year period ended December 31, 2020 to the performance of the funds in the Fund's respective Performance Universe and a benchmark index. The Board noted that the Funds are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR S&P
500 ETF Trust ("SPY"), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY. The Board considered information provided by the Sub-Advisor on each of FAUG's, DAUG's, FNOV's and
DNOV's performance during its respective target outcome period that ended in
2020 and noted that each Fund delivered on its target outcome objective. Because each of FFEB, DFEB, FMAY, DMAY, FJUN and DJUN commenced operations in 2020 and therefore has a limited performance history, comparative performance information for the Fund was not considered. In addition, the initial target outcome period for each of FFEB, DFEB, FMAY, DMAY, FJUN and DJUN ended after December 31, 2020.

On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of FAUG, DAUG, FNOV and DNOV for the twelve months ended December 31, 2020 and to each of FFEB, DFEB, FMAY, DMAY, FJUN and DJUN for the period from inception through December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2020.
The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its

                                                                        Page 149


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor's parent company and considered potential fall-out benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor's statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor's statements that it is the Sub-Advisor's policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen fall-out benefits from its relationship with the Funds. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP's controlling ownership interest in the Sub-Advisor's parent company. The Board concluded that the character and amount of potential fall-out benefits to the
Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 26, 2021 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee's annual meeting held on March 16, 2021 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                  FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS                OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          210          None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           210          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial            210          Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),          210          None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              210          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                        Page 151


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
       NAME                    OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer
(1966)                Executive Officer                                (January 2016 to Present), Controller (January 2011
                                                   o Since Inception   to January 2016), Senior Vice President (April 2007
                                                                       to January 2016), First Trust Advisors L.P. and First
                                                                       Trust Portfolios L.P.; Chief Financial Officer
                                                                       (January 2016 to Present), BondWave LLC
                                                                       (Software Development Company) and Stonebridge
                                                                       Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since Inception   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term   General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                    First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception   Counsel, BondWave LLC; Secretary, Stonebridge
                                                                       Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                          and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1966)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1970)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                        Page 153

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

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FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest Financial LLC
1765 Greensboro Station Pl, 9th Floor
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

        FT Cboe Vest International Equity Buffer ETF - March (YMAR)

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - March (QMAR)

        FT Cboe Vest International Equity Buffer ETF - June (YJUN)

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - June (QJUN)

        FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)

        FT Cboe Vest International Equity Buffer ETF - December (YDEC)

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - December (QDEC)

----------------------------
       Annual Report
    For the Period Ended
      August 31, 2021
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

Shareholder Letter...........................................................  2
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe VestSM Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the period ended August 31, 2021.
Please note that all of the Funds were incepted after September 1, 2020, the start of the reporting period, so information in this letter and the report prior to those inception dates will not apply to all of the Funds.

The coronavirus ("COVID-19") pandemic has proven to be as stubborn as advertised. We were warned by the scientific community early on that we would have to coexist with this virus from here on out, and that appears to be the case some 19 months after its onset. While the three main vaccines have proven to be effective at keeping those people who have gotten all the required shots out of the hospital, the U.S., unfortunately, had only achieved a 54% fully vaccinated rate as of September 9, 2021, according to the Centers for Disease
Control and Prevention. If you add in the people ages 18 and older who have received just one of the two-dose vaccines, it jumps to 75.3%. The U.S. and global economies continue to underperform due to the pandemic. The U.S. alone had a record high 10.9 million job openings at the end of July 2021, according to the latest Job Openings and Labor Turnover Survey from the Department of
Labor. It appears that many people do not seem to want to work right now. An estimated 7.5 million unemployment recipients in the U.S. were scheduled to lose their benefits on September 6, 2021. Perhaps that will be enough to incentivize people to go back to work.

The Federal Reserve (the "Fed") continues to play a major role in the U.S.
economy. It has kept short-term interest rates artificially low for the better part of the past 13 years. The Federal Funds target rate (upper bound), while held at 0.25% for roughly nine of those 13 years, reached as high as 2.50% in the same 13-year period, but only for a few months and that was just prior to the COVID-19 pandemic, according to data from the Fed. For comparative purposes, the target rate averaged 2.56% for the 30-year period ended September 21, 2021.
It currently stands at 0.25%. In addition to keeping rates low, the Fed has been buying assets, specifically Treasuries and mortgage-backed securities. It has been buying a combined $120 billion of these securities every month. This has helped keep bond yields artificially low as well. As of February 26, 2020, the value of the assets on the Fed's balance sheet totaled $4.16 trillion, according to its own data. As of September 15, 2021, the assets were valued at $8.45 trillion. Keep in mind, the balance sheet stood at $1 trillion on September 17,
2008. That was during the 2007-2008 Financial Crisis. Due to the reopening of the U.S. economy and a bigger-than-expected rise in inflation this year, the Fed has signaled that it could begin to taper its bond buying program by the end of
2021. With respect to the Federal Funds rate, the Fed continues to say it intends to leave short-term rates where they are until 2023. In other words, the
Fed is poised to maintain its accommodative stance towards monetary policy. They are not looking to get tight - just less loose. We will monitor this scenario closely in the months ahead to see if the Fed's actions impact the direction of interest rates and bond yields.

Overall, I am pleased to report that the securities markets have performed well in this tumultuous climate. It appears, in our opinion, that the extremely low interest rates offered on savings vehicles has motivated many investors to assume more risk to potentially generate higher returns. The S&P 500(R) Index
(the "Index") posted a total return of 31.17% for the 12-month period ended
August 31, 2021, according to Bloomberg. For comparative purposes, from 1926 through 2020 (95 years), the Index returned an average of 10.28% per year on a total return basis, according to Morningstar/Ibbotson Associates. Should interest rates and bond yields eventually trend higher, investors should be prepared for a bit of turbulence as stocks and bonds may be subjected to some potential short-term profit taking, in my opinion. Having said that, I encourage investors to stay the course. I remain optimistic due in large part to the trillions of dollars in government stimulus money already circulating in the economy as well as the potential for trillions of additional dollars from
President Joe Biden's infrastructure and "human infrastructure" bills still weaving their way through Congress. It's hard to bet against growth in the current climate.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)

The investment objective of the FT Cboe Vest International Equity Buffer ETF -
March (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the iShares MSCI EAFE ETF
(the "Underlying ETF"), up to a predetermined upside cap of 14.18% (before fees, expenses and taxes) and 13.29% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from March
22, 2021 to March 18, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "YMAR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (3/19/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         5.59%
Market Price                                                                                                5.44%

INDEX PERFORMANCE
MSCI EAFE Index                                                                                             5.60%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 10.)


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               MARCH 19, 2021 - AUGUST 31, 2021

            FT Cboe Vest International       MSCI EAFE
            Equity Buffer ETF - March          Index
3/19/21              $10,000                  $10,000
8/31/21               10,559                   10,560


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)

The investment objective of the FT Cboe Vest Nasdaq-100(R) Buffer ETF - March
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ Trust(SM), Series 1
(the "Underlying ETF"), up to a predetermined upside cap of 15.51% (before fees, expenses and taxes) and 14.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from March
22, 2021 to March 18, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "QMAR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (3/19/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                        10.88%
Market Price                                                                                               10.83%

INDEX PERFORMANCE
Nasdaq 100 Stock Index                                                                                     21.10%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 10.)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                MARCH 19, 2021 - AUGUST 31, 2021

            FT Cboe Vest Nasdaq-100(R)       Nasdaq 100
                Buffer ETF - March           Stock Index
3/19/21              $10,000                   $10,000
8/31/21               11,088                    12,110


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)

The investment objective of the FT Cboe Vest International Equity Buffer ETF -
June (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the iShares MSCI EAFE ETF
(the "Underlying ETF"), up to a predetermined upside cap of 11.81% (before fees, expenses and taxes) and 10.91% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June
21, 2021 to June 17, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "YJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (6/18/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         2.46%
Market Price                                                                                                1.85%

INDEX PERFORMANCE
MSCI EAFE Index                                                                                             2.07%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 10.)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 JUNE 18, 2021 - AUGUST 31, 2021

            FT Cboe Vest International       MSCI EAFE
             Equity Buffer ETF - June          Index
6/16/21              $10,000                  $10,000
8/31/21               10,246                   10,207


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)

The investment objective of the FT Cboe Vest Nasdaq-100(R) Buffer ETF - June
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ Trust(SM), Series 1
(the "Underlying ETF"), up to a predetermined upside cap of 13.00% (before fees, expenses and taxes) and 12.10% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June
21, 2021 to June 17, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "QJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (6/18/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         5.49%
Market Price                                                                                                5.39%

INDEX PERFORMANCE
Nasdaq 100 Stock Index                                                                                     10.91%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 10.)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 JUNE 18, 2021 - AUGUST 31, 2021

            FT Cboe Vest Growth-100(R)       Nasdaq 100
                Buffer ETF - June            Stock Index
6/18/21              $10,000                   $10,000
8/31/21               10,549                    11,091


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)

The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate
Buffer ETF - June (the "Fund") is to seek to provide investors with returns of approximately twice any positive return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 6.16% (before fees, expenses and taxes) and 5.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer (before fees, expenses and taxes) against the first 15% of Underlying ETF losses, over the period from July
13, 2021 to June 17, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "XJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (7/12/21)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         1.31%
Market Price                                                                                                1.08%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                             3.15%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 10.)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    JULY 12, 2021 - AUGUST 31, 2021

             FT Cboe Vest U.S. Equity        S&P 500(R) Index -
            Enhance & Moderate Buffer           Price Return
                    ETF - June
7/12/21              $10,000                      $10,000
8/31/21               10,131                       10,315


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)

The investment objective of the FT Cboe Vest International Equity Buffer ETF -
December (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the iShares MSCI EAFE ETF
(the "Underlying ETF"), up to a predetermined upside cap of 13.79% (before fees, expenses and taxes) and 12.89% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
December 21, 2020 to December 17, 2021 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "YDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (12/18/20)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                         8.92%
Market Price                                                                                                8.77%

INDEX PERFORMANCE
MSCI EAFE Index                                                                                            10.55%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 10.)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               DECEMBER 18, 2020 - AUGUST 31, 2021

             FT Cboe Vest International      MSCI EAFE
            Equity Buffer ETF - December       Index
12/18/20              $10,000                 $10,000
2/28/21                10,184                  10,175
8/31/21                10,892                  11,055


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)

The investment objective of the FT Cboe Vest Nasdaq-100(R) Buffer ETF - December
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ Trust(SM), Series 1
(the "Underlying ETF"), up to a predetermined upside cap of 17.04% (before fees, expenses and taxes) and 16.14% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
December 21, 2020 to December 17, 2021 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "QDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (12/18/20)
                                                                                                         to 8/31/21
FUND PERFORMANCE
NAV                                                                                                        13.71%
Market Price                                                                                               13.51%

INDEX PERFORMANCE
Nasdaq 100 Stock Index                                                                                     22.33%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 10.)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               DECEMBER 18, 2020 - AUGUST 31, 2021

            FT Cboe Vest Nasdaq-100(R)       Nasdaq 100
              Buffer ETF - December          Stock Index
12/18/20             $10,000                   $10,000
2/28/21               10,111                    10,134
8/31/21               11,371                    12,233


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of each
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to FT Cboe Vest International Equity Buffer ETF - March ("YMAR"), FT
Cboe Vest Nasdaq-100(R) Buffer ETF - March ("QMAR"), FT Cboe Vest International
Equity Buffer ETF - June ("YJUN"), FT Cboe Vest Nasdaq-100(R) Buffer ETF - June
("QJUN"), FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June
("XJUN"), FT Cboe Vest International Equity Buffer ETF - December ("YDEC"), and
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December ("QDEC") (each a "Fund" and collectively, the "Funds"). First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

Cboe VestSM Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio. Cboe Vest, with principal offices at 1765 Greensboro Station Pl., 9th
Floor, McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately
$3.9 billion under management or committed to management as of August 31, 2021.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST

HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

                                   COMMENTARY

MARKET RECAP

Each of the monthly FT Cboe Vest Funds has an investment objective that seeks to provide investors with returns (before fees, expenses, and taxes) that match those of a specified reference ETF, either the SPDR(R) S&P 500(R) ETF Trust, the
Invesco QQQ Trust Series 1 ETF, or the iShares MSCI EAFE ETF (the "Underlying
ETF" or "Reference ETF"), up to a predetermined upside cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against a specific level (before fees, expenses and taxes) of losses in the
Reference ETF, over a specified time period.

During the twelve-month period ended August 31, 2021, stock markets continued to soar extending the massive rally from the March 2020 lows brought on by the coronavirus ("COVID-19") pandemic. Governments across the globe continue to support their economies with extensive fiscal and monetary programs. These efforts, combined with extraordinarily strong corporate earnings, have fueled equity markets across the globe. Markets moved persistently higher during the period, with intermittent pull backs being both small and infrequent.

The S&P 500(R) Index, the well-known measure of U.S. large-cap stocks, ended the same period up 31.2%. Mid- and small-cap stocks, as measured by the S&P MidCap
400(R) Index and the Russell 2000(R) Small Cap Index, rose even more, gaining
44.8% and 47.1%, respectively. The Nasdaq 100 Index, a tech-heavy market measure, gained 29.6% during the same period. International markets fared well, too, albeit not to the same extent as the U.S. markets, with broad foreign market indices such as MSCI EAFE and MSCI Emerging Markets gaining 26.8% and
21.5%, respectively, during the same period.

Within the S&P 500(R) Index, the market continued to see significant variation in returns across the various sectors of the economy for the 12-month period ended August 31, 2021. While the variation was not as dramatic as in the prior twelve months, sector performances still saw an approximately 42 percentage point differential from top to bottom: the top performing sector was the
Financials sector, up 56.5%, while the worst performing sector was the Consumer
Staples sector, up 14.4%, during the same period.

U.S. economic data printed in the period all pointed to a rapidly recovering economy. Gross domestic product ("GDP") growth in the most recent four quarterly reports (the third quarter of 2020 through the second quarter of 2021) came in at seasonally adjusted annualized rates of +33.8%, +4.5%, +6.3%, and 6.6%, sequentially. This recent growth has brought the U.S. GDP back to 0.8% above the level it was at in the fourth quarter of 2019, just prior to the pandemic. A current Bloomberg survey of economists shows a consensus projection of 4.4% GDP growth over the coming four quarters.

The U.S. unemployment rate, which had been sitting at a 50-year low of 3.5% in
February of 2020, shot up to 14.7% just two months later, at the height of the pandemic frenzy. This rate had fallen to 8.4% in August of 2020, as the 12-month period ended August 31, 2021 began. Throughout the same period, unemployment continued to move sharply lower, ending the period at 5.2%, well below the
50-year average of 6.3%.

                                                                         Page 11


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

U.S. inflation levels accelerated dramatically over the 12-month period ended
August 31, 2021, as the Federal Reserve (the "Fed") kept short-term interest rates near zero throughout the period. The most recent (July 2021) Consumer
Price Index report shows year-over-year inflation running at a 5.4% rate, up from just 1.0% from the report twelve months earlier. One particular component of the economy that is clearly overheating, in our view, is the housing market.
Housing prices in the U.S. increased by 18.6% over the last twelve months, according to the most recent (June 2021) S&P Case-Shiller U.S. National Home
Price Index.

The Fed has made comments that they see this increase in inflation as transitory and expect it to cool off as the economy stabilizes after the sharp growth of the last year. That said, the Fed has said they will continue to monitor signs of persistent inflation and will be prepared to taper back on their easy money policies as needed.

MARKET AND FUND OUTLOOK

Over the 12-month period ended August 31, 2021, implied volatilities in U.S.
equity markets fell sharply. We expect to see implied volatilities continue to decline over the coming year. Buffer strategies, such as those used in the FT
Cboe Vest Funds, generally benefit from declining implied volatilities. The CBOE
S&P 500 1-Year Volatility Index, which is derived from option prices, estimates the market's expectation of S&P 500 volatility for the next twelve months. This index, which peaked during the period at about 41% on September 3, 2020, was down, though still at an elevated level of 25%, as of August 31, 2021. For comparison purposes, the historical volatility of the S&P 500 since its inception in 1937 has been about 15.7%.

From short-term Treasuries to High Yield Bonds, fixed income investments continue to linger at or around all-time lows in nominal yield. Combined with the elevated inflation levels seen in the last half year, almost all fixed income investments currently have negative real yields (i.e., nominal yield less inflation.) This bodes quite poorly for future fixed income returns. For this reason, many market analysts are claiming the traditional "60/40 stock/bond allocation" strategy is dead. Investors are looking to reallocate away from fixed income.

The FT Cboe Vest Funds are an alternative that these investors should consider.
The FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY, QQQ, or EFA), while limiting the investor's participation in larger upside moves in the Reference
ETF. In the current negative real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed investments.

PERFORMANCE ANALYSIS

The following table provides information pertaining to recent caps and performance for the period ended August 31, 2021 for each FT Cboe Vest Fund, as well as an attribution analysis that estimates the impact of various factors on each Fund's performance.

Each Fund's cap is reset at the Fund's annual reset date. The table shows the caps that were in effect both at the beginning of the period and after the annual reset date if it occurred within the period. Both of these caps are shown pre and post expenses. Funds that were launched within the period do not yet have new caps, as they have not yet reached their first annual reset date.

Each Fund's performance may be impacted by a number of factors. These factors include changes in each of: the level of the Reference ETF, the Reference ETF's dividends, interest rates, implied volatility, and time to option expiration.
Generally, changes in the level of the Reference ETF is the primary factor, but the other factors can also contribute significantly to Fund performance.
Additionally, expenses will impact Fund performance.

The impact from these factors for the period are shown in the table under
"Estimated Performance Attribution."


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)


FUND TICKER                                          YMAR       QMAR       YJUN       QJUN       XJUN       YDEC        QDEC

Annual Expense Ratio                                   0.90%      0.90%      0.90%      0.90%      0.85%       0.90%       0.90%
Reporting Period Start Date (close of Seed Date)     3/19/21    3/19/21    6/18/21    6/18/21    7/12/21    12/18/20    12/18/20
Reporting Period End Date (close of Period)          8/31/21    8/31/21    8/31/21    8/31/21    8/31/21     8/31/21     8/31/21

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)              14.18%     15.51%     11.81%     13.00%      6.16%      13.79%      17.04%
Cap Prior to Annual Reset (post-expenses)             13.29%     14.61%     10.91%     12.10%      5.37%      12.89%      16.14%
Reset Date (prior to 8/31/21)                         None       None       None       None       None        None        None
New Cap on Annual Reset Date (pre-expenses)           None       None       None       None       None        None        None
New Cap on Annual Reset Date (post-expenses)          None       None       None       None       None        None        None

PERFORMANCE (LATER OF 8/31/20 OR SEED DATE, TO 8/31/21):
Fund Performance (using NAVs)                          5.59%     10.88%      2.46%      5.49%      1.31%       8.92%      13.71%
Fund Performance (using Market Price)                  5.44%     10.83%      1.85%      5.39%      1.08%       8.77%      13.51%
Reference Asset Price Return                           5.51%     21.34%      2.70%     10.89%      3.31%      10.97%      22.54%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                       3.35%      9.40%      1.54%      4.98%      2.68%       6.06%      11.27%
   b) Changes in other Variables*                      2.65%      1.89%      1.10%      0.69%     -1.25%       3.49%       3.07%
   c) Expenses (pro-rated annual expense ratio)       -0.41%     -0.41%     -0.18%     -0.18%     -0.12%      -0.63%      -0.63%
Attribution TOTAL                                      5.59%     10.88%      2.46%      5.49%      1.31%       8.92%      13.71%


*     Includes changes in a) Reference Asset's dividends, b) interest rates, c)
      implied volatility, and d) time to option expiration.

                                                                         Page 13


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2021 (UNAUDITED)

As a shareholder of FT Cboe Vest International Equity Buffer ETF - March, FT
Cboe Vest Nasdaq-100(R) Buffer ETF - March, FT Cboe Vest International Equity
Buffer ETF - June, FT Cboe Vest Nasdaq-100(R) Buffer ETF - June, FT Cboe Vest
U.S. Equity Enhance & Moderate Buffer ETF - June, FT Cboe Vest International
Equity Buffer ETF - December and FT Cboe Vest Nasdaq-100(R) Buffer ETF -
December (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This
Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended August 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period"
to estimate the expenses you paid on your account during this six-month (or shorter) period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                         EXPENSE RATIO      DURING THE PERIOD
                                                    BEGINNING             ENDING          BASED ON THE     MARCH 19, 2021 (a)
                                                  ACCOUNT VALUE        ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                MARCH 19, 2021 (a)    AUGUST 31, 2021    IN THE PERIOD     AUGUST 31, 2021 (b)
------------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)
Actual                                              $1,000.00            $1,055.90           0.90%                $4.21
Hypothetical (5% return before expenses)            $1,000.00            $1,020.67           0.90%                $4.58

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)
Actual                                              $1,000.00            $1,108.80           0.90%                $4.32
Hypothetical (5% return before expenses)            $1,000.00            $1,020.67           0.90%                $4.58



------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                         EXPENSE RATIO      DURING THE PERIOD
                                                    BEGINNING             ENDING          BASED ON THE      JUNE 18, 2021 (a)
                                                  ACCOUNT VALUE        ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                JUNE 18, 2021 (a)     AUGUST 31, 2021    IN THE PERIOD     AUGUST 31, 2021 (c)
------------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)
Actual                                              $1,000.00            $1,024.60           0.90%                $1.87
Hypothetical (5% return before expenses)            $1,000.00            $1,020.67           0.90%                $4.58

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)
Actual                                              $1,000.00            $1,054.90           0.90%                $1.90
Hypothetical (5% return before expenses)            $1,000.00            $1,020.67           0.90%                $4.58



FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                         EXPENSE RATIO      DURING THE PERIOD
                                                    BEGINNING             ENDING          BASED ON THE      JULY 12, 2021 (a)
                                                  ACCOUNT VALUE        ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                JULY 12, 2021 (a)     AUGUST 31, 2021    IN THE PERIOD     AUGUST 31, 2021 (d)
------------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)
Actual                                              $1,000.00            $1,013.10           0.85%                $1.20
Hypothetical (5% return before expenses)            $1,000.00            $1,020.92           0.85%                $4.33



------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                         EXPENSE RATIO        EXPENSES PAID
                                                    BEGINNING             ENDING          BASED ON THE         DURING THE
                                                  ACCOUNT VALUE        ACCOUNT VALUE       SIX-MONTH            SIX-MONTH
                                                  MARCH 1, 2021       AUGUST 31, 2021        PERIOD            PERIOD (e)
------------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)
Actual                                              $1,000.00            $1,069.50           0.90%                $4.69
Hypothetical (5% return before expenses)            $1,000.00            $1,020.67           0.90%                $4.58

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)
Actual                                              $1,000.00            $1,124.60           0.90%                $4.82
Hypothetical (5% return before expenses)            $1,000.00            $1,020.67           0.90%                $4.58


(a)   Inception date.

(b)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March
      19, 2021 through August 31, 2021), multiplied by 166/365. Hypothetical expenses are assumed for the most recent six-month period.

(c)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (June
      18, 2021 through August 31, 2021), multiplied by 75/365. Hypothetical expenses are assumed for the most recent six-month period.

(d)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July
      12, 2021 through August 31, 2021), multiplied by 51/365. Hypothetical expenses are assumed for the most recent six-month period.

(e)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2021 through August 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                         Page 15


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

       109,935  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      109,935
                (Cost $109,935)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................         109,935
                (Cost $109,935) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 101.6%

CALL OPTIONS PURCHASED -- 98.5%
         1,572  iShares MSCI EAFE ETF..............................   $  12,676,608   $      0.76    03/18/22        12,496,813
                (Cost $12,213,836)                                                                               --------------

PUT OPTIONS PURCHASED -- 3.1%
         1,572  iShares MSCI EAFE ETF..............................      12,676,608         76.43    03/18/22           388,863
                (Cost $614,239)                                                                                  --------------

                TOTAL PURCHASED OPTIONS........................................................................      12,885,676
                (Cost $12,828,075) (b)                                                                           --------------

WRITTEN OPTIONS -- (2.4)%

CALL OPTIONS WRITTEN -- (0.9)%
        (1,572) iShares MSCI EAFE ETF..............................     (12,676,608)        87.27    03/18/22          (113,288)
                (Premiums received $178,449)                                                                     --------------

PUT OPTIONS WRITTEN -- (1.5)%
        (1,572) iShares MSCI EAFE ETF..............................     (12,676,608)        68.79    03/18/22          (188,372)
                (Premiums received $316,230)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................        (301,660)
                (Premiums received $494,679) (b)                                                                 --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................          (7,386)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   12,686,565
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $12,443,331. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $500,576 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $249,956. The net unrealized appreciation was $250,620. The amounts presented are inclusive of derivative contracts.

Page 16                 See Notes to Financial Statements


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      109,935    $      109,935    $           --    $           --
Call Options Purchased...............................        12,496,813                --        12,496,813                --
Put Options Purchased................................           388,863                --           388,863                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   12,995,611    $      109,935    $   12,885,676    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (113,288)   $           --    $     (113,288)   $           --
Put Options Written..................................          (188,372)               --          (188,372)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $     (301,660)   $           --    $     (301,660)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 17


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

       137,389  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      137,389
                (Cost $137,389)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................         137,389
                (Cost $137,389) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 110.5%

CALL OPTIONS PURCHASED -- 108.5%
           544  Invesco QQQ Trust(SM), Series 1....................   $  20,669,280   $      3.13    03/18/22        20,488,301
                (Cost $17,879,996)                                                                               --------------

PUT OPTIONS PURCHASED -- 2.0%
           544  Invesco QQQ Trust(SM), Series 1....................      20,669,280        313.14    03/18/22           380,748
                (Cost $1,239,763)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      20,869,049
                (Cost $19,119,759) (b)                                                                           --------------

WRITTEN OPTIONS -- (11.1)%

CALL OPTIONS WRITTEN -- (10.0)%
          (544) Invesco QQQ Trust(SM), Series 1....................     (20,669,280)       361.71    03/18/22        (1,889,093)
                (Premiums received $890,236)                                                                     --------------

PUT OPTIONS WRITTEN -- (1.1)%
          (544) Invesco QQQ Trust(SM), Series 1....................     (20,669,280)       281.83    03/18/22          (220,315)
                (Premiums received $752,715)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (2,109,408)
                (Premiums received $1,642,951) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (12,375)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   18,884,655
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $17,627,597. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $3,134,005 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,864,572. The net unrealized appreciation was $1,269,433. The amounts presented are inclusive of derivative contracts.

Page 18                 See Notes to Financial Statements


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      137,389    $      137,389    $           --    $           --
Call Options Purchased...............................        20,488,301                --        20,488,301                --
Put Options Purchased................................           380,748                --           380,748                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   21,006,438    $      137,389    $   20,869,049    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (1,889,093)   $           --    $   (1,889,093)   $           --
Put Options Written..................................          (220,315)               --          (220,315)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (2,109,408)   $           --    $   (2,109,408)   $           --
                                                         ==============    ==============    ==============    ==============



                        See Notes to Financial Statements                Page 19


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.1%

       146,326  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      146,326
                (Cost $146,326)                                                                                  --------------

                TOTAL INVESTMENTS -- 1.1%......................................................................         146,326
                (Cost $146,326) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 103.2%

CALL OPTIONS PURCHASED -- 97.9%
         1,651  iShares MSCI EAFE ETF..............................   $  13,313,664   $      0.79    06/17/22        13,002,341
                (Cost $12,651,059)                                                                               --------------

PUT OPTIONS PURCHASED -- 5.3%
         1,651  iShares MSCI EAFE ETF..............................      13,313,664         78.52    06/17/22           702,922
                (Cost $903,413)                                                                                  --------------

                TOTAL PURCHASED OPTIONS........................................................................      13,705,263
                (Cost $13,554,472) (b)                                                                           --------------

WRITTEN OPTIONS -- (4.2)%

CALL OPTIONS WRITTEN -- (1.4)%
        (1,651) iShares MSCI EAFE ETF..............................     (13,313,664)        87.79    06/17/22          (183,279)
                (Premiums received $177,589)                                                                     --------------

PUT OPTIONS WRITTEN -- (2.8)%
        (1,651) iShares MSCI EAFE ETF..............................     (13,313,664)        70.67    06/17/22          (374,847)
                (Premiums received $479,153)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................        (558,126)
                (Premiums received $656,742) (b)                                                                 --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................          (8,882)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   13,284,581
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $13,044,056. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $465,065 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $215,658. The net unrealized appreciation was $249,407. The amounts presented are inclusive of derivative contracts.

Page 20                 See Notes to Financial Statements


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      146,326    $      146,326    $           --    $           --
Call Options Purchased...............................        13,002,341                --        13,002,341                --
Put Options Purchased................................           702,922                --           702,922                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   13,851,589    $      146,326    $   13,705,263    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (183,279)   $           --    $     (183,279)   $           --
Put Options Written..................................          (374,847)               --          (374,847)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $     (558,126)   $           --    $     (558,126)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 21


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.0%

       318,806  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      318,806
                (Cost $318,806)                                                                                  --------------

                TOTAL INVESTMENTS -- 1.0%......................................................................         318,806
                (Cost $318,806) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 108.7%

CALL OPTIONS PURCHASED -- 104.1%
           928  Invesco QQQ Trust(SM), Series 1....................   $  35,259,360   $      3.43    06/17/22        34,911,687
                (Cost $32,640,532)                                                                               --------------

PUT OPTIONS PURCHASED -- 4.6%
           928  Invesco QQQ Trust(SM), Series 1....................      35,259,360        342.63    06/17/22         1,527,463
                (Cost $2,289,720)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      36,439,150
                (Cost $34,930,252) (b)                                                                           --------------

WRITTEN OPTIONS -- (9.6)%

CALL OPTIONS WRITTEN -- (6.9)%
          (928) Invesco QQQ Trust(SM), Series 1....................     (35,259,360)       387.17    06/17/22        (2,295,830)
                (Premiums received $1,427,181)                                                                   --------------

PUT OPTIONS WRITTEN -- (2.7)%
          (928) Invesco QQQ Trust(SM), Series 1....................     (35,259,360)       308.37    06/17/22          (905,096)
                (Premiums received $1,338,826)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (3,200,926)
                (Premiums received $2,766,007) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (24,066)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   33,532,964
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $32,483,051. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,704,885 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,630,906. The net unrealized appreciation was $1,073,979. The amounts presented are inclusive of derivative contracts.

Page 22                 See Notes to Financial Statements


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      318,806    $      318,806    $           --    $           --
Call Options Purchased...............................        34,911,687                --        34,911,687                --
Put Options Purchased................................         1,527,463                --         1,527,463                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   36,757,956    $      318,806    $   36,439,150    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (2,295,830)   $           --    $   (2,295,830)   $           --
Put Options Written..................................          (905,096)               --          (905,096)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (3,200,926)   $           --    $   (3,200,926)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 23


FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.0%

        61,666  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $       61,666
                (Cost $61,666)                                                                                   --------------

                TOTAL INVESTMENTS -- 1.0%......................................................................          61,666
                (Cost $61,666) (b)                                                                               --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 114.1%

CALL OPTIONS PURCHASED -- 108.4%
           136  SPDR(R) S&P 500(R) ETF Trust.......................   $   6,141,216   $      4.37    06/17/22         6,033,377
           136  SPDR(R) S&P 500(R) ETF Trust.......................       6,141,216        437.08    06/17/22           496,031
                                                                                                                 --------------
                TOTAL CALL OPTIONS PURCHASED...................................................................       6,529,408
                (Cost $6,242,517)                                                                                --------------

PUT OPTIONS PURCHASED -- 5.7%
           136  SPDR(R) S&P 500(R) ETF Trust.......................       6,141,216        437.08    06/17/22           343,621
                (Cost $406,239)                                                                                  --------------

                TOTAL PURCHASED OPTIONS........................................................................       6,873,029
                (Cost $6,648,756) (b)                                                                            --------------

WRITTEN OPTIONS -- (15.0)%

CALL OPTIONS WRITTEN -- (12.6)%
          (272) SPDR(R) S&P 500(R) ETF Trust.......................     (12,282,432)       450.54    06/17/22          (759,876)
                (Premiums received $569,346)                                                                     --------------

PUT OPTIONS WRITTEN -- (2.4)%
          (136) SPDR(R) S&P 500(R) ETF Trust.......................      (6,141,216)       371.52    06/17/22          (148,252)
                (Premiums received $184,476)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................        (908,128)
                (Premiums received $753,822) (b)                                                                 --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................          (3,764)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $    6,022,803
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $5,956,600. As of August
      31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $323,115 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $253,148. The net unrealized appreciation was $69,967. The amounts presented are inclusive of derivative contracts.

Page 24                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $       61,666    $       61,666    $           --    $           --
Call Options Purchased...............................         6,529,408                --         6,529,408                --
Put Options Purchased................................           343,621                --           343,621                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $    6,934,695    $       61,666    $    6,873,029    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                 LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (759,876)   $           --    $     (759,876)   $           --
Put Options Written..................................          (148,252)               --          (148,252)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $     (908,128)   $           --    $     (908,128)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 25


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.6%

        75,015  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $       75,015
                (Cost $75,015)                                                                                   --------------

                TOTAL INVESTMENTS -- 0.6%......................................................................          75,015
                (Cost $75,015) (b)                                                                               --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 101.3%

CALL OPTIONS PURCHASED -- 100.1%
         1,518  iShares MSCI EAFE ETF..............................   $  12,241,152   $      0.73    12/17/21        12,033,834
                (Cost $11,131,079)                                                                               --------------

PUT OPTIONS PURCHASED -- 1.2%
         1,518  iShares MSCI EAFE ETF..............................      12,241,152         72.67    12/17/21           139,859
                (Cost $662,628)                                                                                  --------------

                TOTAL PURCHASED OPTIONS........................................................................      12,173,693
                (Cost $11,793,707) (b)                                                                           --------------

WRITTEN OPTIONS -- (1.8)%

CALL OPTIONS WRITTEN -- (1.3)%
        (1,518) iShares MSCI EAFE ETF..............................     (12,241,152)        82.69    12/17/21          (162,103)
                (Premiums received $186,059)                                                                     --------------

PUT OPTIONS WRITTEN -- (0.5)%
        (1,518) iShares MSCI EAFE ETF..............................     (12,241,152)        65.40    12/17/21           (62,522)
                (Premiums received $364,910)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................        (224,625)
                (Premiums received $550,969) (b)                                                                 --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................          (7,590)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   12,016,493
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $11,317,753. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,233,376 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $527,046. The net unrealized appreciation was $706,330. The amounts presented are inclusive of derivative contracts.

Page 26                 See Notes to Financial Statements


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $       75,015    $       75,015    $           --    $           --
Call Options Purchased...............................        12,033,834                --        12,033,834                --
Put Options Purchased................................           139,859                --           139,859                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   12,248,708    $       75,015    $   12,173,693    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (162,103)   $           --    $     (162,103)   $           --
Put Options Written..................................           (62,522)               --           (62,522)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $     (224,625)   $           --    $     (224,625)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 27


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.5%

       388,422  Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (a)......................  $      388,422
                (Cost $388,422)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.5%......................................................................         388,422
                (Cost $388,422) (b)                                                                              --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 107.7%

CALL OPTIONS PURCHASED -- 106.9%
         2,240  Invesco QQQ Trust(SM), Series 1....................   $  85,108,800   $      3.10    12/17/21        84,380,507
                (Cost $69,957,049)                                                                               --------------

PUT OPTIONS PURCHASED -- 0.8%
         2,240  Invesco QQQ Trust(SM), Series 1....................      85,108,800        310.06    12/17/21           671,110
                (Cost $6,582,952)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      85,051,617
                (Cost $76,540,001) (b)                                                                           --------------

WRITTEN OPTIONS -- (8.1)%

CALL OPTIONS WRITTEN -- (7.7)%
        (2,240) Invesco QQQ Trust(SM), Series 1....................     (85,108,800)       362.89    12/17/21        (6,094,884)
                (Premiums received $2,646,406)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.4)%
        (2,240) Invesco QQQ Trust(SM), Series 1....................     (85,108,800)       279.05    12/17/21          (342,397)
                (Premiums received $4,142,219)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (6,437,281)
                (Premiums received $6,788,625) (b)                                                               --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (50,381)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   78,952,377
                                                                                                                 ==============


-----------------------------
(a)   Rate shown reflects yield as of August 31, 2021.

(b)   Aggregate cost for federal income tax purposes is $70,324,532. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $18,056,526 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $9,378,300. The net unrealized appreciation was $8,678,226. The amounts presented are inclusive of derivative contracts.

Page 28                 See Notes to Financial Statements


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      388,422    $      388,422    $           --    $           --
Call Options Purchased...............................        84,380,507                --        84,380,507                --
Put Options Purchased................................           671,110                --           671,110                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   85,440,039    $      388,422    $   85,051,617    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2021           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (6,094,884)   $           --    $   (6,094,884)   $           --
Put Options Written..................................          (342,397)               --          (342,397)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (6,437,281)   $           --    $   (6,437,281)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 29


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2021


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                INTERNATIONAL EQUITY    NASDAQ-100(R)    INTERNATIONAL EQUITY     NASDAQ-100(R)
                                                    BUFFER ETF -        BUFFER ETF -         BUFFER ETF -         BUFFER ETF -
                                                        MARCH               MARCH                JUNE                 JUNE
                                                       (YMAR)              (QMAR)               (YJUN)               (QJUN)
                                                  ----------------    -----------------    -----------------    -----------------
ASSETS:
Investments, at value...........................  $        109,935    $         137,389    $         146,326     $        318,806
Options contracts purchased, at value...........        12,885,676           20,869,049           13,705,263           36,439,150
Cash............................................                16                   --                   27                   --
Receivables:
   Dividends....................................                 2                    5                    3                    8
   Capital shares sold..........................                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Assets.................................        12,995,629           21,006,443           13,851,619           36,757,964
                                                  ----------------    -----------------    -----------------    -----------------
LIABILITIES:
Options contracts written, at value.............           301,660            2,109,408              558,126            3,200,926
Payables:
   Investment advisory fees.....................             7,404               12,380                8,912               24,074
   Capital shares purchased.....................                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Liabilities............................           309,064            2,121,788              567,038            3,225,000
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $     12,686,565    $      18,884,655    $      13,284,581    $      33,532,964
                                                  ================    =================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital.................................  $     12,454,243    $      17,654,479    $      13,041,208    $      32,481,530
Par value.......................................             6,000                8,500                6,500               16,000
Accumulated distributable earnings (loss).......           226,322            1,221,676              236,873            1,035,434
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $     12,686,565    $      18,884,655    $      13,284,581    $      33,532,964
                                                  ================    =================    =================    =================
NET ASSET VALUE, per share......................  $          21.14    $           22.22    $           20.44    $           20.96
                                                  ================    =================    =================    =================
Number of shares outstanding (unlimited number
   of shares authorized, par value
   $0.01 per share).............................           600,002              850,002              650,002            1,600,002
                                                  ================    =================    =================    =================
Investments, at cost............................  $        109,935    $         137,389    $         146,326    $         318,806
                                                  ================    =================    =================    =================
Premiums paid on options contracts purchased....  $     12,828,075    $      19,119,759    $      13,554,472    $      34,930,252
                                                  ================    =================    =================    =================
Premiums received on options contracts written..  $        494,679    $       1,642,951    $         656,742    $       2,766,007
                                                  ================    =================    =================    =================


Page 30                 See Notes to Financial Statements



   FT CBOE VEST
   U.S. EQUITY           FT CBOE VEST          FT CBOE VEST
ENHANCE & MODERATE   INTERNATIONAL EQUITY      NASDAQ-100(R)
   BUFFER ETF -          BUFFER ETF -          BUFFER ETF -
       JUNE                DECEMBER              DECEMBER
      (XJUN)                (YDEC)                (QDEC)
------------------     -----------------     -----------------

$           61,666     $          75,015     $         388,422
         6,873,029            12,173,693            85,051,617
                --                    --                    --

                 1                     2                   260
                --                    --             2,254,929
------------------     -----------------     -----------------
         6,934,696            12,248,710            87,695,228
------------------     -----------------     -----------------

           908,128               224,625             6,437,281

             3,765                 7,592                59,698
                --                    --             2,245,872
------------------     -----------------     -----------------
           911,893               232,217             8,742,851
------------------     -----------------     -----------------
$        6,022,803     $      12,016,493     $      78,952,377
==================     =================     =================

$        5,956,020     $      11,355,898     $      69,684,179
             2,000                 5,500                35,000
            64,783               655,095             9,233,198
------------------     -----------------     -----------------
$        6,022,803     $      12,016,493     $      78,952,377
==================     =================     =================
$            30.11     $           21.85     $           22.56
==================     =================     =================

           200,002               550,002             3,500,002
==================     =================     =================
$           61,666     $          75,015     $         388,422
==================     =================     =================
$        6,648,756     $      11,793,707     $      76,540,001
==================     =================     =================
$          753,822     $         550,969     $       6,788,625
==================     =================     =================


                        See Notes to Financial Statements                Page 31


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2021


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                INTERNATIONAL EQUITY    NASDAQ-100(R)    INTERNATIONAL EQUITY     NASDAQ-100(R)
                                                    BUFFER ETF -        BUFFER ETF -         BUFFER ETF -         BUFFER ETF -
                                                       MARCH                MARCH                JUNE                 JUNE
                                                     (YMAR) (a)          (QMAR) (a)           (YJUN) (b)           (QJUN) (b)
                                                  ----------------    -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends.......................................  $             25    $              22    $              31    $              13
                                                  ----------------    -----------------    -----------------    -----------------
   Total investment income......................                25                   22                   31                   13
                                                  ----------------    -----------------    -----------------    -----------------
EXPENSES:
Investment advisory fees........................            25,042               52,962               13,065               40,300
                                                  ----------------    -----------------    -----------------    -----------------
   Total expenses...............................            25,042               52,962               13,065               40,300
                                                  ----------------    -----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS)....................           (25,017)             (52,940)             (13,034)             (40,287)
                                                  ----------------    -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Purchased options contracts..................                --                2,058                   --                   --
   Written options contracts....................                --              (11,640)                  --                   --
   In-kind redemptions - Purchased options
      contracts.................................                --                   --                   --                   --
   In-kind redemptions - Written options
      contracts.................................                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
Net realized gain (loss)........................                --               (9,582)                  --                   --
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Purchased options contracts..................            57,601            1,749,290              150,791            1,508,898
   Written options contracts....................           193,019             (466,457)              98,616             (434,919)
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation)...............................           250,620            1,282,833              249,407            1,073,979
                                                  ----------------    -----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)..................................           250,620            1,273,251              249,407            1,073,979
                                                  ----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................  $        225,603    $       1,220,311    $         236,373    $       1,033,692
                                                  ================    =================    =================    =================


(a)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c)   Inception date is July 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 32                 See Notes to Financial Statements



   FT CBOE VEST
   U.S. EQUITY           FT CBOE VEST          FT CBOE VEST
ENHANCE & MODERATE   INTERNATIONAL EQUITY      NASDAQ-100(R)
   BUFFER ETF -          BUFFER ETF -          BUFFER ETF -
       JUNE                DECEMBER              DECEMBER
    (XJUN) (c)            (YDEC) (d)            (QDEC) (d)
------------------     -----------------     -----------------

$                1     $              17     $             130
------------------     -----------------     -----------------
                 1                    17                   130
------------------     -----------------     -----------------

             5,185                52,222               442,737
------------------     -----------------     -----------------
             5,185                52,222               442,737
------------------     -----------------     -----------------
            (5,184)              (52,205)             (442,607)
------------------     -----------------     -----------------

                --                    --               422,830
                --                    --               (23,932)

                --                    --               280,798

                --                    --               129,890
------------------     -----------------     -----------------
                --                    --               809,586
------------------     -----------------     -----------------

           224,273               379,986             8,511,616
          (154,306)              326,344               351,344
------------------     -----------------     -----------------

            69,967               706,330             8,862,960
------------------     -----------------     -----------------

            69,967               706,330             9,672,546
------------------     -----------------     -----------------

$           64,783     $         654,125     $       9,229,939
==================     =================     =================


                       See Notes to Financial Statements                Page 33


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                INTERNATIONAL EQUITY    NASDAQ-100(R)    INTERNATIONAL EQUITY     NASDAQ-100(R)
                                                    BUFFER ETF -        BUFFER ETF -         BUFFER ETF -         BUFFER ETF -
                                                        MARCH               MARCH                JUNE                 JUNE
                                                       (YMAR)              (QMAR)               (YJUN)               (QJUN)
                                                  ----------------    -----------------    -----------------    -----------------
                                                    PERIOD ENDED        PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
                                                   8/31/2021 (a)        8/31/2021 (a)        8/31/2021 (b)        8/31/2021 (b)
                                                  ----------------    -----------------    -----------------    -----------------
OPERATIONS:
Net investment income (loss)....................  $        (25,017)   $         (52,940)   $         (13,034)   $         (40,287)
Net realized gain (loss)........................                --               (9,582)                  --                   --
Net change in unrealized appreciation
   (depreciation)...............................           250,620            1,282,833              249,407            1,073,979
                                                  ----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets resulting
   from operations..............................           225,603            1,220,311              236,373            1,033,692
                                                  ----------------    -----------------    -----------------    -----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................        12,460,962           22,902,662           13,048,208           32,499,272
Cost of shares redeemed.........................                --           (5,238,318)                  --                   --
                                                  ----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................        12,460,962           17,664,344           13,048,208           32,499,272
                                                  ----------------    -----------------    -----------------    -----------------
Total increase (decrease) in net assets.........        12,686,565           18,884,655           13,284,581           33,532,964

NET ASSETS:
Beginning of period.............................                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
End of period...................................  $     12,686,565    $      18,884,655    $      13,284,581    $      33,532,964
                                                  ================    =================    =================    =================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........                --                   --                   --                   --
Shares sold.....................................           600,002            1,100,002              650,002            1,600,002
Shares redeemed.................................                --             (250,000)                  --                   --
                                                  ----------------    -----------------    -----------------    -----------------
Shares outstanding, end of period...............           600,002              850,002              650,002            1,600,002
                                                  ================    =================    =================    =================


(a)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c)   Inception date is July 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 34                 See Notes to Financial Statements



   FT CBOE VEST
   U.S. EQUITY           FT CBOE VEST          FT CBOE VEST
ENHANCE & MODERATE   INTERNATIONAL EQUITY      NASDAQ-100(R)
   BUFFER ETF -          BUFFER ETF -          BUFFER ETF -
       JUNE                DECEMBER              DECEMBER
      (XJUN)                (YDEC)                (QDEC)
------------------     -----------------     -----------------
   PERIOD ENDED          PERIOD ENDED          PERIOD ENDED
  8/31/2021 (c)          8/31/2021 (d)         8/31/2021 (d)
------------------     -----------------     -----------------

$           (5,184)    $         (52,205)    $        (442,607)
                --                    --               809,586

            69,967               706,330             8,862,960
------------------     -----------------     -----------------

            64,783               654,125             9,229,939
------------------     -----------------     -----------------

         5,958,020            11,362,368            89,195,903
                --                    --           (19,473,465)
------------------     -----------------     -----------------

         5,958,020            11,362,368            69,722,438
------------------     -----------------     -----------------
         6,022,803            12,016,493            78,952,377

                --                    --                    --
------------------     -----------------     -----------------
$        6,022,803     $      12,016,493     $      78,952,377
==================     =================     =================

                --                    --                    --
           200,002               550,002             4,400,002
                --                    --              (900,000)
------------------     -----------------     -----------------
           200,002               550,002             3,500,002
==================     =================     =================


                        See Notes to Financial Statements                Page 35


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)


                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.02
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.04)
Net realized and unrealized gain (loss)........................         1.16
                                                                    --------
Total from investment operations...............................         1.12
                                                                    --------
Net asset value, end of period.................................     $  21.14
                                                                    ========
TOTAL RETURN (b)...............................................         5.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 12,687
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)

                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.04
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.06)
Net realized and unrealized gain (loss)........................         2.24
                                                                    --------
Total from investment operations...............................         2.18
                                                                    --------
Net asset value, end of period.................................     $  22.22
                                                                    ========
TOTAL RETURN (b)...............................................        10.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 18,885
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 36                  See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)


                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  19.95
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.02)
Net realized and unrealized gain (loss)........................         0.51
                                                                    --------
Total from investment operations...............................         0.49
                                                                    --------
Net asset value, end of period.................................     $  20.44
                                                                    ========
TOTAL RETURN (b)...............................................         2.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 13,285
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)

                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  19.87
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.03)
Net realized and unrealized gain (loss)........................         1.12
                                                                    --------
Total from investment operations...............................         1.09
                                                                    --------
Net asset value, end of period.................................     $  20.96
                                                                    ========
TOTAL RETURN (b)...............................................         5.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 33,533
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements                Page 37


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)


                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  29.72
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.03)
Net realized and unrealized gain (loss)........................         0.42
                                                                    --------
Total from investment operations...............................         0.39
                                                                    --------
Net asset value, end of period.................................     $  30.11
                                                                    ========
TOTAL RETURN (b)...............................................         1.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  6,023
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is July 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 38                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)


                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.06
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.09)
Net realized and unrealized gain (loss)........................         1.88
                                                                    --------
Total from investment operations...............................         1.79
                                                                    --------
Net asset value, end of period.................................     $  21.85
                                                                    ========
TOTAL RETURN (b)...............................................         8.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 12,016
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)

                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  19.84
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.13)
Net realized and unrealized gain (loss)........................         2.85
                                                                    --------
Total from investment operations...............................         2.72
                                                                    --------
Net asset value, end of period.................................     $  22.56
                                                                    ========
TOTAL RETURN (b)...............................................        13.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 78,952
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements                Page 39


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of forty-nine funds that are offering shares. This report covers the seven funds (each a "Fund" and collectively, "the Funds")
listed below. The shares of each Fund are listed and traded on the Cboe BZX
Exchange, Inc. ("Cboe BZX").

        FT Cboe Vest International Equity Buffer ETF - March - (ticker
           "YMAR")(1)
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - March - (ticker "QMAR")(1)(2)
        FT Cboe Vest International Equity Buffer ETF - June - (ticker "YJUN")(3)
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - June - (ticker "QJUN")(3)(4)
        FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June - (ticker
           "XJUN")(5)
        FT Cboe Vest International Equity Buffer ETF - December - (ticker
           "YDEC")(6)
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - December - (ticker "QDEC")(6)(7)

(1)   Commenced investment operations on March 19, 2021.

(2)   Effective on August 27, 2021, FT Cboe Vest Growth-100 Buffer ETF - March
      changed its name to FT Cboe Vest Nasdaq-100(R) Buffer ETF - March. The
      Fund's ticker symbol was not changed.

(3)   Commenced investment operations on June 18, 2021.

(4)   Effective on August 27, 2021, FT Cboe Vest Growth-100 Buffer ETF - June
      changed its name to FT Cboe Vest Nasdaq-100(R) Buffer ETF - June. The
      Fund's ticker symbol was not changed.

(5)   Commenced investment operations on July 12, 2021.

(6)   Commenced investment operations on December 18, 2020.

(7)   Effective on August 27, 2021, FT Cboe Vest Growth-100 Buffer ETF -
      December changed its name to FT Cboe Vest Nasdaq-100(R) Buffer ETF -
      December. The Fund's ticker symbol was not changed.

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund.

The investment objective of YMAR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the iShares
MSCI EAFE ETF (the "Underlying MSCI ETF"), up to a predetermined upside cap of
14.18% (before fees, expenses and taxes), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying MSCI ETF losses, over the period from March 22, 2021 to March 18, 2022.

The investment objective of QMAR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Invesco QQQ
TrustSM, Series 1 (the "Underlying Invesco ETF"), up to a predetermined upside cap of 15.51% (before fees, expenses and taxes), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying Invesco
ETF losses, over the period from March 22, 2021 to March 18, 2022.

The investment objective of YJUN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
MSCI ETF, up to a predetermined upside cap of 11.81% (before fees, expenses and taxes), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying MSCI ETF losses, over the period from June 21, 2021 to
June 17, 2022.

The investment objective of QJUN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
Invesco ETF, up to a predetermined upside cap of 13.00% (before fees, expenses and taxes), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying Invesco ETF losses, over the period from June
21, 2021 to June 17, 2022.

The investment objective of XJUN is to seek to provide investors with returns
(before fees, expenses and taxes) of approximately twice any positive price return of the SPDR(R) S&P 500(R) ETF Trust (the "Underlying SPDR ETF"), up to a
predetermined upside cap of 6.16% (before fees, expenses and taxes), while providing a buffer against the first 15% (before fees, expenses and taxes) of
Underlying SPDR ETF losses, over the period from July 13, 2021 to June 17, 2022.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The investment objective of YDEC is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
MSCI ETF, up to a predetermined upside cap of 13.79% (before fees, expenses and taxes) and 12.89% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying MSCI ETF losses, over the period from December
21, 2020 to December 17, 2021.

The investment objective of QDEC is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
Invesco ETF, up to a predetermined upside cap of 17.04% (before fees, expenses and taxes) and 16.14% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying Invesco ETF losses, over the period from
December 21, 2020 to December 17, 2021.

Under normal market conditions, each Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance that match those of a specified reference ETF, either the SPDR(R)
S&P 500(R) ETF Trust, the Invesco QQQ TrustSM Series 1 ETF, or the iShares MSCI
EAFE ETF (the "Underlying ETF").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
      Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing

                                                                         Page 41


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. FLEX OPTIONS

FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.

Each Fund purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the
Underlying ETF will give each Fund the right to receive or deliver shares of the
Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at fiscal year end are FLEX Options.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid annually, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods ended, none of the Funds paid a distribution in 2020 or 2021.

As of August 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                  Accumulated          Net
                                                                                Undistributed     Capital and       Unrealized
                                                                                  Ordinary           Other         Appreciation
                                                                                   Income         Gain (Loss)     (Depreciation)
                                                                                -------------    -------------    --------------
FT Cboe Vest International Equity Buffer ETF - March                            $     (24,298)   $          --    $      250,620
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                                         (51,575)           3,818         1,269,433
FT Cboe Vest International Equity Buffer ETF - June                                   (12,534)              --           249,407
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                                          (38,545)              --         1,073,979
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June                          (5,184)              --            69,967
FT Cboe Vest International Equity Buffer ETF - December                               (51,235)              --           706,330
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December                                     (298,323)         853,295         8,678,226


E. INCOME TAXES

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2021 remains open to federal and state audit. As of August 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund's applicable taxable year end, the Funds had no capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. At each Fund's applicable taxable year end, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each
Fund's applicable taxable period the adjustments were as follows:

                                                                         Page 43


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021


                                                                                                Accumulated
                                                                               Accumulated      Net Realized
                                                                Taxable       Net Investment    Gain (Loss)        Paid-in
                                                                Year End      Income (Loss)    on Investments      Capital
                                                             --------------   --------------   --------------   --------------
FT Cboe Vest International Equity Buffer ETF - March           31-Mar-21      $          719   $           --   $         (719)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                  31-Mar-21               1,365               --           (1,365)
FT Cboe Vest International Equity Buffer ETF - June            30-Jun-21                 500               --             (500)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                   30-Jun-21               1,742               --           (1,742)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June  30-Jun-22                  --               --               --
FT Cboe Vest International Equity Buffer ETF - December        31-Dec-20                 970               --             (970)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December               31-Dec-20               3,259               --           (3,259)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.90% of each Fund's average daily net assets with the exception of XJUN which pays an annual unitary management fee of 0.85%.

First Trust and Cboe Vest Financial LLC ("Cboe Vest"), an affiliate of First
Trust, are responsible for each Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Cboe Vest serves as the Funds' sub-advisor and manages each Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management
Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the
Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the
Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund's assets and will pay Cboe Vest for its services as the Funds' sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor, after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2021, the Funds had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each
Fund holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.

For the fiscal period ended August 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
FT Cboe Vest International Equity Buffer ETF - March                           $   4,155,816   $           --
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                                      8,222,751               --
FT Cboe Vest International Equity Buffer ETF - June                                9,915,025               --
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                                      16,132,687               --
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June                             --               --
FT Cboe Vest International Equity Buffer ETF - December                            5,106,186               --
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December                                  30,179,402        2,182,886


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by each Fund at
August 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT             RISK EXPOSURE         LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
YMAR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $ 12,885,676   written, at value            $    301,660

QMAR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            20,869,049   written, at value               2,109,408

YJUN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            13,705,263   written, at value                 558,126

QJUN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            36,439,150   written, at value               3,200,926

XJUN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value             6,873,029   written, at value                 908,128

YDEC
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            12,173,693   written, at value                 224,625

QDEC
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            85,051,617   written, at value               6,437,281


                                                                         Page 45


--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended August 31, 2021, on each Fund's derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


                                                                         EQUITY RISK
                                                -------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  YMAR         QMAR        YJUN         QJUN         XJUN
-------------------------------------           -------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                  $       --   $    2,058   $      --   $       --   $       --
   Written options contracts                            --      (11,640)         --           --           --

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                      57,601    1,749,290     150,791    1,508,898      224,273
   Written options contracts                       193,019     (466,457)     98,616     (434,919)    (154,306)



                                                       EQUITY RISK
                                                -----------------------
STATEMENTS OF OPERATIONS LOCATION                  YDEC         QDEC
-------------------------------------           -----------------------
Net realized gain (loss) on:
   Purchased options contracts                  $       --   $  703,628
   Written options contracts                            --      105,958

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                     379,986    8,511,616
   Written options contracts                       326,344      351,344


The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and
Liabilities.

The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended August 31,
2021, on each Fund's options contracts.


                                                  PREMIUMS FOR                           PREMIUMS FOR
                              PREMIUMS FOR          PURCHASED                           WRITTEN OPTIONS
                                PURCHASED       OPTIONS CONTRACTS     PREMIUMS FOR     CONTRACTS CLOSED,
                            OPTIONS CONTRACTS   CLOSED, EXERCISED   WRITTEN OPTIONS      EXERCISED AND
                                 OPENED            AND EXPIRED      CONTRACTS OPENED        EXPIRED
                            ----------------------------------------------------------------------------
          YMAR              $      12,828,075   $              --   $        494,679   $              --
          QMAR                     24,755,072           5,635,313          2,080,503             437,552
          YJUN                     13,554,472                  --            656,742                  --
          QJUN                     34,930,252                  --          2,766,007                  --
          XJUN                      6,648,756                  --            753,822                  --
          YDEC                     11,793,707                  --            550,969                  --
          QDEC                     96,561,953          20,021,952          8,269,438           1,480,813


                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2022 for
YDEC and QDEC, March 8, 2023 for YMAR and QMAR, June 1, 2023 for YJUN and QJUN,
and June 28, 2023 for XJUN.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

On September 20, 2021, FT Cboe Vest International Equity Buffer ETF - September
and FT Cboe Vest Nasdaq-100(R) Buffer ETF - September, each an additional series of the Trust, began trading under the symbols "YSEP" and "QSPT," respectively, on Cboe BZX.

On September 21, 2021, First Trust SkyBridge Crypto Industry and Digital Economy
ETF, an additional series of the Trust, began trading under the symbol "CRPT" on
NYSE Arca, Inc.

On October 14, 2021, First Trust Multi-Manager Small Cap Opportunities ETF, an
additional series of the Trust, began trading under the symbol "MMSC" on NYSE
Arca, Inc.

                                                                         Page 47


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of FT Cboe
Vest International Equity Buffer ETF - March, FT Cboe Vest Nasdaq-100(R) Buffer
ETF - March, FT Cboe Vest International Equity Buffer ETF - June, FT Cboe Vest
Nasdaq-100(R) Buffer ETF - June, FT Cboe Vest U.S. Equity Enhance & Moderate
Buffer ETF - June, FT Cboe Vest International Equity Buffer ETF - December, and
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December (the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2021, and the related statements of operations, the changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.


       INDIVIDUAL FUNDS             STATEMENTS OF                     STATEMENTS OF                        FINANCIAL
     INCLUDED IN THE TRUST            OPERATIONS                  CHANGES IN NET ASSETS                    HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest International Equity  For the period from March 19, 2021 (commencement of operations) through
   Buffer ETF - March              August 31, 2021

FT Cboe Vest Nasdaq-100(R)
   Buffer ETF - March

FT Cboe Vest International Equity  For the period from June 18, 2021 (commencement of operations) through
   Buffer ETF - June               August 31, 2021

FT Cboe Vest Nasdaq-100(R)
   Buffer ETF - June

FT Cboe Vest U.S. Equity Enhance   For the period from July 12, 2021 (commencement of operations) through
   & Moderate Buffer ETF - June    August 31, 2021

FT Cboe Vest International Equity  For the period from December 18, 2020 (commencement of operations) through
   Buffer ETF - December           August 31, 2021

FT Cboe Vest Nasdaq-100(R)
   Buffer ETF - December


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
--------------------------------------------------------------------------------

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 25, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 49


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income were completed.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

                                                                         Page 51


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

                                   DISCLAIMER

The funds are not sponsored, endorsed, sold or promoted by Invesco QQQ
Trust(SM), Series 1, Invesco, or Nasdaq, Inc., (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the funds or the FLEX Options or results to be obtained by the funds or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ Trust(SM). The Corporations have no liability in connection with the management, administration, marketing or trading of the funds or the
FLEX Options.

MSCI EAFE ETF, BFA, or MSCI Inc., (together with their affiliates hereinafter referred to as the "Corporations") have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the funds or the FLEX Options or results to be obtained by the funds or the FLEX
Options, shareholders or any other person or entity from use of iShares MSCI
EAFE ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the funds or the FLEX Options.

The funds are not sponsored, endorsed, sold or promoted by SPDR(R) S&P 500(R)
ETF Trust, PDR, or Standard & Poor's(R) (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the funds or the FLEX Options or results to be obtained by the funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR(R) S&P 500(R) ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the funds or the FLEX Options.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

   BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
                   AND INVESTMENT SUB-ADVISORY AGREEMENT FOR

              FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH
              FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, the Advisor and
Cboe Vest Financial LLC (the "Sub-Advisor") on behalf of the following two series of the Trust (each a "Fund" and collectively, the "Funds"):

        FT Cboe Vest International Equity Buffer ETF - March (YMAR)
        FT Cboe Vest International Equity Buffer ETF - June (YJUN)

The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on December 7, 2020. The Board determined for each Fund that the
Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the
Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to each Fund
(including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe;
the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First
Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"),
and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the
Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund's perspective.

In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the
Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the December 7, 2020 meeting, the Board also received a presentation from representatives of the
Sub-Advisor discussing the services that the Sub-Advisor will provide to the
Funds, and the Trustees were able to ask questions about the proposed investment strategy for the Funds. The Board noted the background and experience of the
Sub-Advisor's portfolio management team and the Sub-Advisor's investment style.
The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First
Trust Fund Complex. Because the Funds had yet to commence investment

                                                                         Page 53


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

operations, the Board could not consider the historical investment performance of the Funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by each Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee equal to an annual rate of 0.90% of its average daily net assets. The Board considered that, from the unitary fee for each Fund, the Advisor would pay the
Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee less one-half of the Fund's expenses. The Board noted that the Advisor and the
Sub-Advisor would be responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including
ETF) and non-fund clients, as applicable. Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund was equal to the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board discussed with representatives of the Advisor how the Expense Groups were assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor's statement that the Funds will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Cboe Vest U.S. Equity Target Outcome
ETF product line in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, as well as two other actively-managed ETFs in the First Trust Fund Complex that are managed by the Advisor and employ options-based strategies, each of which pays a unitary fee equal to an annual rate of 0.85% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each
Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the
Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for each Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement. The Board considered the Advisor's estimate of the asset level for each Fund at which the Advisor expects the
Advisory Agreement for the Fund to be profitable to the Advisor and the
Advisor's estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for each Fund was not unreasonable. The Board reviewed financial information provided by the
Sub-Advisor, but did not review any potential profitability of the Sub-Advisory
Agreement for each Fund to the Sub-Advisor. The Board considered that the
Sub-Advisor would be paid by the Advisor from each Fund's unitary fee and its understanding that the sub-advisory fee rate for each Fund was the product of an arm's length negotiation. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the
Funds. The Board noted that FTCP has a controlling ownership interest in the
Sub-Advisor's parent company and considered potential fall-out benefits to the
Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP's controlling ownership interest in the Sub-Advisor's parent company. The Board noted the Sub-Advisor's statements that it does not foresee any fall-out benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the
Board's analysis.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

   BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
                   AND INVESTMENT SUB-ADVISORY AGREEMENT FOR

                 FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH
                  FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, the Advisor and
Cboe Vest Financial LLC (the "Sub-Advisor") on behalf of the following two series of the Trust (each a "Fund" and collectively, the "Funds"):

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - March (QMAR)
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - June (QJUN)

The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on December 7, 2020. The Board determined for each Fund that the
Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the
Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to each Fund
(including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe;
the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First
Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"),
and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the
Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund's perspective.

In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the
Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the December 7, 2020 meeting, the Board also received a presentation from representatives of the
Sub-Advisor discussing the services that the Sub-Advisor will provide to the
Funds, and the Trustees were able to ask questions about the proposed investment strategy for the Funds. The Board noted the background and experience of the
Sub-Advisor's portfolio management team and the Sub-Advisor's investment style.
The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First
Trust Fund Complex. Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

                                                                         Page 55


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

The Board considered the proposed unitary fee rate payable by each Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee equal to an annual rate of 0.90% of its average daily net assets. The Board considered that, from the unitary fee for each Fund, the Advisor would pay the
Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee less one-half of the Fund's expenses. The Board noted that the Advisor and the
Sub-Advisor would be responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including
ETF) and non-fund clients, as applicable. Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board discussed with representatives of the Advisor how the Expense Groups were assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor's statement that the Funds will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Cboe Vest U.S. Equity Target Outcome
ETF product line in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, as well as two other actively-managed ETFs in the First Trust Fund Complex that are managed by the Advisor and employ options-based strategies, each of which pays a unitary fee equal to an annual rate of 0.85% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each
Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the
Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for each Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement. The Board considered the Advisor's estimate of the asset level for each Fund at which the Advisor expects the
Advisory Agreement for the Fund to be profitable to the Advisor and the
Advisor's estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for each Fund was not unreasonable. The Board reviewed financial information provided by the
Sub-Advisor, but did not review any potential profitability of the Sub-Advisory
Agreement for each Fund to the Sub-Advisor. The Board considered that the
Sub-Advisor would be paid by the Advisor from each Fund's unitary fee and its understanding that the sub-advisory fee rate for each Fund was the product of an arm's length negotiation. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the
Funds. The Board noted that FTCP has a controlling ownership interest in the
Sub-Advisor's parent company and considered potential fall-out benefits to the
Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP's controlling ownership interest in the Sub-Advisor's parent company. The Board noted the Sub-Advisor's statements that it does not foresee any fall-out benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the
Board's analysis.

   BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
                   AND INVESTMENT SUB-ADVISORY AGREEMENT FOR
         FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (the
"Fund"), and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement"
and together with the Advisory Agreement, the "Agreements") among the Trust, on


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

behalf of the Fund, the Advisor and Cboe Vest Financial LLC (the "Sub-Advisor"),
for an initial two-year term at a meeting held on June 7, 2021. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the
Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund
(including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe;
the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First
Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"),
and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the
Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the
Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 7, 2021 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor will provide to the Fund, and the
Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Fund in the First Trust Fund Complex. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.85% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee less one-half of the
Fund's expenses. The Board noted that the Advisor and the Sub-Advisor would be responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory
Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable. Because the Fund will pay a unitary fee, the
Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board

                                                                         Page 57


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor's statement that the Fund will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Cboe Vest U.S. Equity Buffer ETF and FT
Cboe Vest U.S. Equity Deep Buffer ETF product lines in the First Trust Fund
Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which pays a unitary fee equal to an annual rate of 0.85% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the
Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor's estimate of the asset level for the Fund at which the Advisor expects the
Advisory Agreement to be profitable to the Advisor and the Advisor's estimate of the profitability of the Advisory Agreement if the Fund's assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The
Board considered that the Sub-Advisor would be paid by the Advisor from the
Fund's unitary fee and its understanding that the sub-advisory fee rate was the product of an arm's length negotiation. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor's parent company and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP's controlling ownership interest in the Sub-Advisor's parent company. The Board noted the Sub-Advisor's statements that it does not foresee any fall-out benefits from its relationship with the Fund and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the
Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee.

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 26, 2021 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee's annual meeting held on March 16, 2021 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 59


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                  FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS                OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          210          None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           210          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial            210          Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),          210          None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              210          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
       NAME                    OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer
(1966)                Executive Officer                                (January 2016 to Present), Controller (January 2011
                                                   o Since Inception   to January 2016), Senior Vice President (April 2007
                                                                       to January 2016), First Trust Advisors L.P. and First
                                                                       Trust Portfolios L.P.; Chief Financial Officer
                                                                       (January 2016 to Present), BondWave LLC
                                                                       (Software Development Company) and Stonebridge
                                                                       Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since Inception   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term   General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                    First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception   Counsel, BondWave LLC; Secretary, Stonebridge
                                                                       Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                          and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1966)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1970)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 61


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021


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

                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest Financial LLC
1765 Greensboro Station Pl, 9th Floor
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII
--------------------------------------------------------------------------------

        First Trust Low Duration Strategic Focus ETF (LDSF)

        First Trust Active Factor Large Cap ETF (AFLG)

        First Trust Active Factor Mid Cap ETF (AFMC)

        First Trust Active Factor Small Cap ETF (AFSM)

        First Trust Innovation Leaders ETF (ILDR)

        First Trust Expanded Technology ETF (XPND)

----------------------------
       Annual Report
    For the Period Ended
      August 31, 2021
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

Shareholder Letter...........................................................  2
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------
TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2021. Please note that the First Trust Innovation Leaders ETF ("ILDR") and the
First Trust Expanded Technology ETF ("XPND") incepted after September 1, 2020, the start of the reporting period, so information in this letter and the report prior to those inception dates will not apply to those Funds.

The coronavirus ("COVID-19") pandemic has proven to be as stubborn as advertised. We were warned by the scientific community early on that we would have to coexist with this virus from here on out, and that appears to be the case some 19 months after its onset. While the three main vaccines have proven to be effective at keeping those people who have gotten all the required shots out of the hospital, the U.S., unfortunately, had only achieved a 54% fully vaccinated rate as of September 9, 2021, according to the Centers for Disease
Control and Prevention. If you add in the people ages 18 and older who have received just one of the two-dose vaccines, it jumps to 75.3%. The U.S. and global economies continue to underperform due to the pandemic. The U.S. alone had a record high 10.9 million job openings at the end of July 2021, according to the latest Job Openings and Labor Turnover Survey from the Department of
Labor. It appears that many people do not seem to want to work right now. An estimated 7.5 million unemployment recipients in the U.S. were scheduled to lose their benefits on September 6, 2021. Perhaps that will be enough to incentivize people to go back to work.

The Federal Reserve (the "Fed") continues to play a major role in the U.S.
economy. It has kept short-term interest rates artificially low for the better part of the past 13 years. The Federal Funds target rate (upper bound), while held at 0.25% for roughly nine of those 13 years, reached as high as 2.50% in the same 13-year period, but only for a few months and that was just prior to the COVID-19 pandemic, according to data from the Fed. For comparative purposes, the target rate averaged 2.56% for the 30-year period ended September 21, 2021.
It currently stands at 0.25%. In addition to keeping rates low, the Fed has been buying assets, specifically Treasuries and mortgage-backed securities. It has been buying a combined $120 billion of these securities every month. This has helped keep bond yields artificially low as well. As of February 26, 2020, the value of the assets on the Fed's balance sheet totaled $4.16 trillion, according to its own data. As of September 15, 2021, the assets were valued at $8.45 trillion. Keep in mind, the balance sheet stood at $1 trillion on September 17,
2008. That was during the 2007-2008 Financial Crisis. Due to the reopening of the U.S. economy and a bigger-than-expected rise in inflation this year, the Fed has signaled that it could begin to taper its bond buying program by the end of
2021. With respect to the Federal Funds rate, the Fed continues to say it intends to leave short-term rates where they are until 2023. In other words, the
Fed is poised to maintain its accommodative stance towards monetary policy. They are not looking to get tight - just less loose. We will monitor this scenario closely in the months ahead to see if the Fed's actions impact the direction of interest rates and bond yields.

Overall, I am pleased to report that the securities markets have performed well in this tumultuous climate. It appears, in our opinion, that the extremely low interest rates offered on savings vehicles has motivated many investors to assume more risk to potentially generate higher returns. The S&P 500(R) Index
(the "Index") posted a total return of 31.17% for the 12-month period ended
August 31, 2021, according to Bloomberg. For comparative purposes, from 1926 through 2020 (95 years), the Index returned an average of 10.28% per year on a total return basis, according to Morningstar/Ibbotson Associates. Should interest rates and bond yields eventually trend higher, investors should be prepared for a bit of turbulence as stocks and bonds may be subjected to some potential short-term profit taking, in my opinion. Having said that, I encourage investors to stay the course. I remain optimistic due in large part to the trillions of dollars in government stimulus money already circulating in the economy as well as the potential for trillions of additional dollars from
President Joe Biden's infrastructure and "human infrastructure" bills still weaving their way through Congress. It's hard to bet against growth in the current climate.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF)

The First Trust Low Duration Strategic Focus ETF (the "Fund") seeks to generate current income, with a secondary objective of preservation of capital. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of U.S.-listed exchange-traded funds ("ETFs") that principally invest in income-generating securities that provide the Fund with an effective portfolio duration of three years or less. The Fund is classified as
"non-diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "LDSF."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL           CUMULATIVE
                                                                            TOTAL RETURNS          TOTAL RETURNS
                                                         1 Year Ended     Inception (1/3/19)     Inception (1/3/19)
                                                           8/31/21            to 8/31/21             to 8/31/21
FUND PERFORMANCE
NAV                                                         1.57%               3.08%                   8.39%
Market Price                                                1.52%               3.06%                   8.33%

INDEX PERFORMANCE
Blended Benchmark(1)                                        2.26%               4.74%                  13.08%
Bloomberg 1-5 Year Government/Credit Index                  0.33%               3.52%                   9.62%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

-----------------------------

(1)   The Blended Benchmark consists of the following two indexes: 80% of the
      Bloomberg 1-5 Year Government/Credit Index which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a maturity between one and five years; and 20% of the ICE BofA US High Yield Constrained Index
      which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 80-20 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF) (CONTINUED)


                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  JANUARY 3, 2019 - AUGUST 31, 2021

            First Trust Low Duration             Blended               Bloomberg 1-5 Year
              Strategic Focus ETF               Benchmark            Government/Credit Index
1/3/19              $10,000                      $10,000                     $10,000
2/28/19              10,210                       10,151                      10,037
8/31/19              10,453                       10,564                      10,433
2/29/20              10,648                       10,789                      10,676
8/31/20              10,672                       11,059                      10,926
2/28/21              10,781                       11,190                      10,924
8/31/21              10,839                       11,308                      10,962


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)

The First Trust Active Factor Large Cap ETF (the "Fund") seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies. The Fund defines large capitalization companies as those that, at the time of investment, have a minimum market capitalization equal to or greater than the minimum market capitalization of a widely recognized index of large capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility. The
Fund is classified as "non-diversified" under the Investment Company Act of
1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca,
Inc., under the ticker symbol "AFLG."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL      CUMULATIVE
                                                                                   TOTAL RETURNS      TOTAL RETURNS
                                                                                     Inception          Inception
                                                                  1 Year Ended       (12/3/19)          (12/3/19)
                                                                    8/31/21          to 8/31/21        to 8/31/21
FUND PERFORMANCE
NAV                                                                  28.74%            19.93%            37.33%
Market Price                                                         28.51%            19.91%            37.28%

INDEX PERFORMANCE
S&P 500(R) Index                                                     31.17%            26.48%            50.57%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            26.9%
Consumer Discretionary                            14.5
Health Care                                       11.7
Industrials                                       11.7
Communication Services                             8.7
Financials                                         8.6
Consumer Staples                                   4.9
Materials                                          3.9
Real Estate                                        3.6
Utilities                                          2.9
Energy                                             2.6
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Apple, Inc.                                        4.2%
Microsoft Corp.                                    4.0
Alphabet, Inc., Class A                            3.7
Amazon.com, Inc.                                   2.1
Berkshire Hathaway, Inc., Class B                  1.5
Oracle Corp.                                       1.5
Target Corp.                                       1.3
Quanta Services, Inc.                              1.1
Johnson & Johnson                                  1.0
Cisco Systems, Inc.                                1.0
                                                --------
     Total                                        21.4%
                                                ========

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG) (CONTINUED)


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              DECEMBER 3, 2019 - AUGUST 31, 2021

             First Trust Active             S&P 500(R)
            Factor Large Cap ETF              Index
12/3/19           $10,000                    $10,000
2/29/20             9,344                      9,595
8/31/20            10,667                     11,479
2/28/21            11,677                     12,597
8/31/21            13,733                     15,058


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)

The First Trust Active Factor Mid Cap ETF (the "Fund") seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80%
of its net assets (including investment borrowings) in U.S.-listed equity securities issued by mid capitalization companies. The Fund defines mid capitalization companies as those that, at the time of investment, have a market capitalization between the minimum and maximum market capitalization of a widely recognized index of mid capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum;
(iii) quality; and (iv) low volatility. The Fund is classified as
"non-diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol "AFMC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL      CUMULATIVE
                                                                                   TOTAL RETURNS      TOTAL RETURNS
                                                                                     Inception          Inception
                                                                  1 Year Ended       (12/3/19)          (12/3/19)
                                                                    8/31/21          to 8/31/21        to 8/31/21
FUND PERFORMANCE
NAV                                                                  43.52%            18.10%            33.68%
Market Price                                                         43.23%            18.07%            33.63%

INDEX PERFORMANCE
S&P MidCap 400(R) Index                                              44.77%            22.50%            42.42%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Industrials                                       16.9%
Consumer Discretionary                            16.6
Information Technology                            14.7
Financials                                        14.0
Health Care                                       13.4
Real Estate                                        8.7
Materials                                          5.3
Consumer Staples                                   3.0
Utilities                                          2.9
Communication Services                             2.8
Energy                                             1.7
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Jones Lang LaSalle, Inc.                           1.6%
Dick's Sporting Goods, Inc.                        1.4
Arrow Electronics, Inc.                            1.3
AutoNation, Inc.                                   1.3
AGCO Corp.                                         1.3
Louisiana-Pacific Corp.                            1.1
SYNNEX Corp.                                       1.1
UGI Corp.                                          1.1
American Financial Group, Inc.                     1.1
ManpowerGroup, Inc.                                1.0
                                                --------
     Total                                        12.3%
                                                ========

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC) (CONTINUED)


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               DECEMBER 3, 2019 - AUGUST 31, 2021

            First Trust Active              S&P MidCap
            Factor Mid Cap ETF             400(R) Index
12/3/19          $10,000                     $10,000
2/29/20            9,126                       9,181
8/31/20            9,314                       9,838
2/28/21           11,858                      12,834
8/31/21           13,367                      14,242


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)

The First Trust Active Factor Small Cap ETF (the "Fund") seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by small capitalization companies. The Fund defines small capitalization companies as those that, at the time of investment, have a market capitalization between a minimum of $250 million and the maximum market capitalization of a widely recognized index of small capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility. The
Fund is classified as "non-diversified" under the Investment Company Act of
1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca,
Inc., under the ticker symbol "AFSM."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL      CUMULATIVE
                                                                                   TOTAL RETURNS      TOTAL RETURNS
                                                                                     Inception          Inception
                                                                  1 Year Ended       (12/3/19)          (12/3/19)
                                                                    8/31/21          to 8/31/21        to 8/31/21
FUND PERFORMANCE
NAV                                                                  45.40%            18.85%            35.17%
Market Price                                                         45.24%            18.77%            35.02%

INDEX PERFORMANCE
Russell 2000(R) Index                                                47.08%            23.72%            44.90%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Health Care                                       19.9%
Industrials                                       17.0
Consumer Discretionary                            14.8
Financials                                        14.6
Information Technology                            13.6
Real Estate                                        6.0
Consumer Staples                                   4.5
Materials                                          3.9
Energy                                             2.7
Communication Services                             2.3
Utilities                                          0.7
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
ArcBest Corp.                                      1.0%
Smith & Wesson Brands, Inc.                        1.0
Hibbett, Inc.                                      1.0
Boise Cascade Co.                                  1.0
Navient Corp.                                      1.0
ModivCare, Inc.                                    1.0
MYR Group, Inc.                                    0.9
Vista Outdoor, Inc.                                0.9
Louisiana-Pacific Corp.                            0.9
Sprout Social, Inc., Class A                       0.8
                                                --------
     Total                                         9.5%
                                                ========

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM) (CONTINUED)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               DECEMBER 3, 2019 - AUGUST 31, 2021

             First Trust Active          Russell 2000(R)
            Factor Small Cap ETF              Index
12/3/19           $10,000                    $10,000
2/29/20             8,981                      9,244
8/31/20             9,297                      9,851
2/28/21            12,461                     13,958
8/31/21            13,518                     14,489


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INNOVATION LEADERS ETF (ILDR)

The First Trust Innovation Leaders ETF (the "Fund") seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80%
of its net assets (plus any borrowings for investment purposes) in common stock and depository receipts issued by U.S. and non-U.S. companies that may benefit from the development or application of scientific and technological innovation.
This includes, but is not limited to, companies that are poised to benefit from new products or services, scientific research, technological improvements and/or enhancements to existing products or services related to automation, advanced medicine, networks, advanced computing, enhanced mobility, energy revolution and
e-commerce. The Fund is classified as "non-diversified" under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol "ILDR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                       CUMULATIVE
                                                                                                      TOTAL RETURNS
                                                                                                        Inception
                                                                                                        (5/25/21)
                                                                                                       to 8/31/21
FUND PERFORMANCE
NAV                                                                                                      14.35%
Market Price                                                                                             14.50%

INDEX PERFORMANCE
Russell 3000(R) Growth Index                                                                             13.37%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            50.8%
Health Care                                       19.9
Industrials                                       11.0
Communication Services                             9.6
Consumer Discretionary                             7.5
Real Estate                                        0.6
Financials                                         0.6
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Alphabet, Inc., Class C                            4.1%
Facebook, Inc., Class A                            3.9
Microsoft Corp.                                    3.6
Amazon.com, Inc.                                   2.4
salesforce.com, Inc.                               2.1
ServiceNow, Inc.                                   1.9
Regeneron Pharmaceuticals, Inc.                    1.9
Northrop Grumman Corp.                             1.7
Workday, Inc., Class A                             1.7
NVIDIA Corp.                                       1.6
                                                --------
     Total                                        24.9%
                                                ========

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INNOVATION LEADERS ETF (ILDR) (CONTINUED)


            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  MAY 25, 2021 - AUGUST 31, 2021

            First Trust Innovation         Russell 3000(R)
                 Leaders ETF                Growth Index
5/25/21            $10,000                     $10,000
2/29/20             11,435                      11,337


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)

The First Trust Expanded Technology ETF (the "Fund") seeks to provide long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund's investment advisor as either information technology companies or consumer discretionary and communication services companies whose operations are principally derived from and/or dependent upon technology (such companies are collectively referred to herein as
"Expanded Technology Companies"). The Fund is classified as "non-diversified"
under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol "XPND."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                       CUMULATIVE
                                                                                                      TOTAL RETURNS
                                                                                                        Inception
                                                                                                        (6/14/21)
                                                                                                       to 8/31/21
FUND PERFORMANCE
NAV                                                                                                       8.37%
Market Price                                                                                              8.37%

INDEX PERFORMANCE
S&P 500(R) Information Technology Index                                                                  10.97%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            84.7%
Communication Services                            13.3
Consumer Discretionary                             2.0
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Adobe, Inc.                                        5.4%
NVIDIA Corp.                                       5.3
Intuit, Inc.                                       5.1
Microsoft Corp.                                    4.9
Apple, Inc.                                        4.9
Alphabet, Inc., Class A                            4.8
Facebook, Inc., Class A                            4.7
Oracle Corp.                                       4.5
PayPal Holdings, Inc.                              4.4
QUALCOMM, Inc.                                     4.4
                                                --------
     Total                                        48.4%
                                                ========

                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND) (CONTINUED)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    JUNE 14, 2021 - AUGUST 31, 2021

            First Trust Expanded        S&P 500(R) Information
               Technology ETF              Technology Index
6/14/21           $10,000                      $10,000
2/29/20            10,837                       11,097


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of each
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                         Page 15

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PORTFOLIO COMMENTARY
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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the investment advisor to the First Trust Low Duration Strategic Focus ETF (the
"Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

The Fund's portfolio is managed by a team of portfolio managers consisting of:

DANIEL J. LINDQUIST, MANAGING DIRECTOR OF FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND
   MANAGING DIRECTOR OF FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT OF FIRST TRUST
WILLIAM HOUSEY, SENIOR VICE PRESIDENT OF FIRST TRUST
STEVE COLLINS, VICE PRESIDENT OF FIRST TRUST

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2019.

                                   COMMENTARY

FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF)

MARKET RECAP

In September 2020, the Federal Reserve (the "Fed") announced an updated policy strategy that seeks inflation that averages 2% over time, indicating that the
Federal Open Market Committee ("FOMC") would remain accommodative if inflation exceeds its target. In the fourth quarter of 2020, the Food and Drug
Administration authorized emergency use of the Pfizer and Moderna coronavirus
("COVID-19") vaccines and the conclusion of the U.S. presidential election eased political uncertainty while President Trump signed a major pandemic relief bill in late December. At the time, odds favored Republicans to maintain control of the Senate, the implication being that a divided government would reduce the risk of significant tax and regulatory policy that could stunt economic growth, buttressing risk assets. Vaccine distribution accelerated in the first quarter of 2021 and economists began raising estimates for economic growth. The Fed's commitment to accommodative policy, concurrent with accelerating economic activity and growth projections, resulted in strong performance of risk assets and materially tighter investment grade and high yield credit spreads while the
Treasury curve steepened by 101 basis points ("bps") (2-Year versus 10-Year)
through the first quarter of 2021, with the 10-Year ending at 1.75% on March 31,
2021.

Following the substantial move higher in rates through the first quarter of
2021, the yield curve began to flatten as longer-term U.S. Treasury demand was supported by institutional foreign buyers given the compelling yield levels relative to very low, even negative, foreign yields and institutional investors and pension funds rebalanced following strong equity performance. The 10-Year
Treasury peaked on March 31, 2021, and by August 31, 2021 reverted to 1.31%.
Continued economic growth and strong underlying credit fundamentals supported investment grade and high yield corporate spread tightening in the second quarter.

PERFORMANCE ANALYSIS

For the fiscal year ended August 31, 2021, the Fund's total return based on the net asset value ("NAV") was 1.57%. The Bloomberg 1-5 Year Government/Credit
Index, the Fund's primary benchmark ("the Benchmark"), provided a return of
0.33% over the same period, therefore, the Fund's NAV total return outperformed the Benchmark by 1.24%.

Fund performance benefitted from being both short duration and overweight credit as the yield curve steepened, and credit spreads tightened. Most of the Fund's positive performance was gained in the fourth quarter of 2020, specifically in
November 2020, as the Fund returned 1.09% on a NAV basis, outperforming the
Benchmark by 88 bps. High yield bond credit spreads tightened 99 bps in November
2020 propelling the First Trust Tactical High Yield ETF ("HYLS") to strong relative performance within the Fund. HYLS' exposure to leisure and media drove performance within high yield as positive vaccine news drove a strong recovery in prices. In the first quarter of 2021, the Fund was approximately flat versus the Benchmark but ended the quarter with a -0.56% total return due to emerging market exposure and longer duration assets hurt by curve steepening while the allocation to high yield offset some of the weakness. In the second quarter of
2021, the Fund's allocation to longer duration assets was a benefit and aided performance as the long end of the curve flattened and the Benchmark holds shorter dated bonds. The Fund's weakest relative performance came in the third quarter of 2021, specifically July 2021, a month where credit spreads widened, impacting the Fund's overweight to credit. Also in July, the 10-Year Treasury declined from 1.47% to 1.22% and the Fund's short duration and senior loan exposure weighed on relative performance.


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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

MARKET AND FUND OUTLOOK

During the September 2021 FOMC meeting, the Fed maintained the target range for the Federal Funds rate at 0.00 - 0.25% and confirmed they will continue to increase their holding of Treasury securities and agency mortgage-backed securities by at least $80 billion per month and $40 billion per month, respectively. However, given recent inflation prints that have far exceeded the
Fed's 2.0% target and continued progress on employment, the Fed also acknowledged that moderating the pace of these asset purchases may soon be warranted. Of the 18 Fed survey participants, nine now expect at least one interest rate hike in 2022, up from seven in June 2021, and the median expectation is for three hikes in 2023, one more than projected at the last meeting. The Fed decreased its 2021 projection for growth in real gross domestic product from 7.0% to 5.9%, however, 2022 was raised from 3.3% to 3.8%. On the inflation front, the Fed again increased its 2021 personal consumption expenditures ("PCE") projection, now at 4.2%, well in excess of their 2%, but they stand by expectations for transitory developments to moderate, projecting
PCE to fall to 2.2% in 2022 and 2023.

The yield curve flattened for the most part in the third quarter of 2021 despite persistently high inflation. We believe longer term yields were lower primarily due to the extraordinary quantity of negative yielding foreign debt which resulted in strong foreign demand for U.S. Treasuries. Moreover, pension fund's rebalancing into fixed income securities and state government demand for U.S.
Treasuries, given their high cash balances after federal stimulus and tax receipts, also contributed to lower yields.

We believe a combination of factors is likely to lead to higher interest rates.
Specifically, we expect continued employment gains in the coming months following the September expiration of extended employment benefits which will support the anticipated imminent tapering of the Fed's quantitative easing program. In addition, we expect persistent inflationary pressure driven by continued supply chain disruptions, strong commodity prices, upward wage pressure, and large deficit spending. In our opinion, corporate balance sheets are in good shape, bolstered by robust revenue and earnings growth, and the consumer is strong and default rates are at cyclical lows. Though valuations across fixed income remain tight, we believe fundamentals will continue to support corporate credit. In our view, a trajectory of higher interest rates is expected to benefit investors that are short duration relative to their benchmarks.

                                                                         Page 17

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the investment advisor to the First Trust Active Factor Large Cap ETF ("AFLG"), the
First Trust Active Factor Mid Cap ETF ("AFMC"), and the First Trust Active
Factor Small Cap ETF ("AFSM") (each a "Fund" and collectively, the "Funds").
First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios, managing the Funds' business affairs and providing certain administrative services necessary for the management of the
Funds.

                           PORTFOLIO MANAGEMENT TEAM

Each Fund's portfolio is managed by a team (the "Investment Committee")
consisting of:

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR
   OF FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND
   MANAGING DIRECTOR OF FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST
STAN UELAND, SENIOR VICE PRESIDENT OF FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT OF FIRST TRUST
CHRIS BUSH, VICE PRESIDENT OF FIRST TRUST

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Funds. Each Investment Committee member has served as a part of the portfolio management team of the Funds since 2019, except for
Chris Bush, who has served as a part of the portfolio management team since
2021.

                                   COMMENTARY

MARKET RECAP

While the fiscal year ended August 31, 2021 experienced sporadic market corrections, the main theme of the fiscal year was a resurgent economy in the wake of the development and widespread availability of coronavirus ("COVID-19")
vaccines, and the gradual reopening of society. Monetary policy was extremely dovish, and fiscal policy was stimulative as well during the period.
Macroeconomic measures improved dramatically, with the annualized quarter over quarter growth rate of real gross domestic product ("GDP") improving from a severe contraction in the second quarter of 2020 to a sharp recovery in the third quarter of that year before settling in to over 6% growth in both the first and second quarters of 2021. The economy added millions of jobs during the fiscal year and manufacturing data was quite robust, as well. The U.S. equity market surged ahead, with the S&P 500(R) Index rewarding investors with a 31.17%
return over the fiscal year ended August 31, 2021. Financials sector stocks were the top sector performers within the S&P 500(R) Index during the fiscal year, with Banks enjoying a strong rally on rising Treasury yields, followed by the
Energy sector on rising crude prices. The Industrials sector also enjoyed solid returns, as did the Communication Services sector, which benefited from a surge in share prices for internet giant Alphabet, Inc. Consumer Staples, Consumer
Discretionary and Utilities were the weakest sectors over the same period. On a size basis, mid- and small-cap stocks far outpaced the S&P 500(R) Index during the fiscal year ended August 31, 2021, with the S&P MidCap 400(R) Index earning a 44.77% return, while the S&P SmallCap 600(R) Index returned 53.97% over the same period.

FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (THE "FUND" OR "AFLG")

FUND PERFORMANCE

The Fund returned 28.74% on a net asset value ("NAV") basis and 28.51% on a market price basis over the fiscal year ended August 31, 2021. The S&P 500(R)
Index (the "Benchmark") returned 31.17% over the same period. The Fund paid total distributions of $0.2557 per share over the same period.

Most of the underperformance can be attributed to defensive factors as the bull market favored a risk-on posture. The quality and low volatility factors significantly underperformed the broader market as stocks with higher market betas and more variability outperformed. Additionally, the momentum factor lagged by a wide margin as the market rotated from favoring technology stocks to economically sensitive stocks in early November 2020 because of the highly effective COVID-19 vaccines, in our opinion, only to see a rotation back to growth parts of the market in mid-May 2021 due to a rise in cases from the Delta variant. Sharp reversals in the market tend to lead to poor performance for the momentum factor. On the positive side, market performance began to broaden out from the narrow mega-cap technology rally and the value factor posted strong performance. However, the benefit from value and small size could not overcome the detraction from exposure to the quality, momentum, and low volatility factors. Sector allocation effects and stock selection were also a drag on relative performance.


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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

FIRST TRUST ACTIVE FACTOR MID CAP ETF (THE "FUND" OR "AFMC")

FUND PERFORMANCE

The Fund returned 43.52% on a NAV basis and 43.23% on a market price basis over the fiscal year ended August 31, 2021. The S&P MidCap 400(R) Index (the
"Benchmark") returned 44.77% over the same period. The Fund paid total distributions of $0.1993 per share over the same period.

Most of the underperformance can be attributed to defensive factors as the bull market favored a risk-on posture. The quality and low volatility factors significantly underperformed the broader market as stocks with higher market betas and more variability outperformed. Additionally, the momentum factor lagged by a wide margin as the market rotated from technology stocks to economically sensitive stocks in early November 2020 on highly effective
COVID-19 vaccines, only to see a rotation back to growth parts of the market in mid-May 2021 due to a rise in cases from the Delta variant. Sharp reversals in the market tend to lead to poor performance for the momentum factor. On the positive side, the value factor posted strong performance. However, the benefit from the value factor could not overcome exposure from the quality, momentum, and low volatility factors. Sector allocation effects were a drag on relative performance, while idiosyncratic exposures benefited relative performance.

FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (THE "FUND" OR "AFSM")

FUND PERFORMANCE

The Fund returned 45.40% on a NAV basis and 45.24% on a market price basis over the fiscal year ended August 31, 2021. The Russell 2000(R) Index (the
"Benchmark") returned 47.08% over the same period. The Fund paid total distributions of $0.0825 per share over the same period.

Most of the underperformance can be attributed to defensive factors as the bull market favored a risk-on posture. The quality and low volatility factors significantly underperformed the broader market as stocks with higher market betas and more variability outperformed. Additionally, the momentum factor lagged by a wide margin as the market rotated from technology stocks to economically sensitive stocks in early November 2020 on highly effective
COVID-19 vaccines, only to see a rotation back to growth parts of the market in mid-May 2021 due to a rise in cases from the Delta variant. Sharp reversals in the market tend to lead to poor performance for the momentum factor. On the positive side, the value factor posted strong performance. However, the benefit from the value factor could not overcome exposure from the quality, momentum, and low volatility factors. Sector allocation effects and single-stock selection were a benefit to relative performance.

MARKET AND FUND OUTLOOK

We believe market risk is more balanced in the near term due to uncertainty across several spectrums, including tapering, the path of COVID-19, U.S.
relations with China, U.S. fiscal policy, and peaking growth rates. We remain constructive on equities for the long-term, especially relative to bonds, but we believe future returns are likely to be lower than the last decade with stocks trading at elevated earnings multiples.

While the last year again proved to be an especially difficult environment for factor investing, we believe a more normalized environment could lead to better conditions for the Active Factor suite. The spread between value and growth stocks is especially extreme today. In addition, lower market gains would likely benefit the quality and low volatility factors. The Funds continue to offer diversified exposure across the quality, low volatility, value and momentum factors, while reducing sector and single-stock risk. We continue to target key factors that historically have offered premiums to the market return.

                                                                         Page 19

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Innovation Leaders ETF (the "Fund"). First Trust is
responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

The following persons serve as portfolio managers of the Fund:

BOB HENSLEY, CFA, VICE PRESIDENT OF FIRST TRUST
DAVID MCGAREL, CFA, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND
   MANAGING DIRECTOR OF FIRST TRUST
CHRIS PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST
JARED WOLLEN, CFA, VICE PRESIDENT OF FIRST TRUST

Each portfolio manager has served in such capacity for the Fund since 2021.

                                   COMMENTARY

FIRST TRUST INNOVATION LEADERS ETF (ILDR)

MARKET RECAP

As markets entered 2021, participants anticipated the effects of coronavirus
("COVID-19") vaccines, and a subsequent reopening of the economy, to favor stocks that had been negatively impacted by COVID-19-related shutdowns. And broadly, the reopen trade, exemplified by airline and hotel stocks, led the markets through the winter and into spring. However, vaccine adoption was subdued and by mid-summer, the Delta variant began to affect economic activity and expectations. This resulted in digital transformation and companies that facilitated work-from-everywhere regaining favor. Macroeconomic measures improved dramatically, with the annualized quarter-over-quarter growth rate of real gross domestic product improving to over 6% growth in both the first and second quarter of 2021. Personal incomes remained high as government disbursements to support individuals and businesses continued to benefit from
Congress's $900 billion-dollar COVID-19 economic relief bill passed on December
21, 2020, and funding federal agency operations through September 2021. Further, the Federal Reserve (the "Fed") maintained easy policies, which coupled with declining confidence in the strength of expanding economic activity, resulted in easing yields, and rising Treasury prices. The U.S. equity market surged ahead, but growth stocks particularly benefited. The S&P 500(R) Index rewarded investors with an 8.18% return from the Fund's inception date of May 25, 2021 through August 31, 2021 while the Russell 3000(R) Growth Index returned 13.37%
over the same period.

FUND PERFORMANCE

The Fund returned 14.35% over the period from the Fund's inception on May 25,
2021 through August 31, 2021. The Russell 3000(R) Growth Index (the "Benchmark")
returned 13.37% over the same period. The Fund's outperformance was driven entirely by sector allocation while stock selection created a small drag on performance. The top ten holdings of the Fund accounted for approximately 25% of the portfolio's weight. The Consumer Discretionary and the Industrials sectors underperformed relative to the Benchmark and created the largest aggregate relative drag on the Fund's performance. The Industrials sector had the worst total return out of the sectors to which the Fund had exposure, primarily driven by weakness in the stock selection of Uber Technologies, Inc. Conversely, the
Information Technology sector outperformed the Benchmark, and the Fund was overweight in this sector which resulted in a total positive contribution to the
Fund's performance. The portfolio management team has a positive view on the network and advanced computing themes which has driven an overweight to the
Information Technology sector.

MARKET AND FUND OUTLOOK

Global responses to COVID-19 called for work-from-home provisions which required immediate digital solutions to enable employees to work remotely and conference from anywhere. Though vaccines were widely available, and the northern hemisphere turned to summer, the reopening of the economy was more halting than anticipated due to the emergence of the Delta variant. These conditions pulled digital trends forward and are driving 26% 12-month sales growth (blended
12-month trailing sales divided by the forward sales) for U.S.-listed technology stocks. The Fund is aggressively invested in themes such as advanced computing and networks which were direct beneficiaries of the above trends.

Looking forward, we expect continued adoption of digital commerce, data science and analytics, cloud computing, cybersecurity, automation, and novel drug sequencing. While we believe the themes identified, and the holdings within them, are favorably positioned to long-term secular shifts, current valuation levels are high. As of August 31, 2021, the forward price-to-earnings ratio of the broad-market Russell 3000(R) Index was at 23 times. While below the 1999 highs, it is elevated relative to 2001-2019. Should economic conditions or monetary policy tighten, growth companies with elevated expectations and valuation levels may be more at risk than other parts of equity markets.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the investment advisor to the First Trust Expanded Technology ETF (the "Fund").
First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

The Fund's portfolio is managed by a team (the "Investment Committee")
consisting of:

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR
   OF FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR OF FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST
STAN UELAND, SENIOR VICE PRESIDENT OF FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT OF FIRST TRUST
ERIK RUSSO, VICE PRESIDENT OF FIRST TRUST
OMAR SEPULVEDA, VICE PRESIDENT OF FIRST TRUST

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team for the Fund since June 2021.

                                   COMMENTARY

FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)

MARKET RECAP

While the fiscal year ended August 31, 2021 experienced sporadic market corrections, the main theme of the year was a resurgent economy in the wake of the development and widespread availability of coronavirus ("COVID-19")
vaccines, and the gradual re-opening of society. Monetary policy was extremely dovish, and fiscal policy was stimulative as well during the period.
Macroeconomic measures improved dramatically, with the annualized quarter over quarter growth rate of real gross domestic product ("GDP") improving from a severe contraction in the first quarter of 2020 to a sharp recovery in the third quarter of that year before settling in to over 6% growth in both the first and second quarters of 2021. The economy added millions of jobs during the fiscal year and manufacturing data was quite robust, as well. The U.S. equity market surged ahead, with the S&P 500(R) Index rewarding investors with a 31.17% return over the fiscal year ended August 31, 2021. The stocks in the Financials sector were the top sector performers within the S&P 500(R) Index during the fiscal year, with Banks enjoying a strong rally on rising Treasury yields, followed by the Energy sector on rising crude prices. The Industrials sector also enjoyed solid returns, as did the Communication Services sector, which benefited from a surge in share prices for internet giant Alphabet. Consumer Staples, Consumer
Discretionary, and Utilities were the weakest sectors over the same period. On a size basis, mid- and small-cap stocks far outpaced the S&P 500(R) Index during the same period, with the S&P MidCap 400(R) Index earning a 44.77% return, while the S&P SmallCap 600(R) Index returned 53.97% over the same period.

FUND PERFORMANCE

From the Fund's inception date on June 14, 2021, through August 31, 2021, the
Fund returned 8.37% on a net asset value ("NAV") basis and a market price basis.
The S&P 500(R) Information Technology Index (the "Benchmark") returned 10.97%
over the same period making it the best performing sector, outperforming the overall equity market as the S&P 500(R) Index returned 6.58%. The Fund had a
$16.4 million market capitalization as of August 31, 2021 and no distributions were paid in the Fund's first two and a half months of the Fund's existence.

The Fund's focus on information technology stocks and those whose operations are principally derived from and/or dependent upon technology helped it outperform the overall equity market. The Fund however, underperformed the Benchmark. Much of the underperformance can be attributed to the Fund's exposure to
Communication Services' Media and Entertainment industries. The Fund's performance benefited from exposure to strong performing Information Technology industries such as Software, Semiconductors & Semiconductor Equipment,
Technology Hardware, and the Communication Services' Interactive Media &
Services industry, though both the Software and the Semiconductor &
Semiconductor Equipment industries lagged the Benchmark's industry returns.
Specific stocks that contributed to the Fund's positive performance included software companies such as Adobe, Inc. [+19.17%], Intuit, Inc. [+18.83%],
Microsoft Corp. [+16.38%], semiconductor companies NVIDIA Corp. [+24.25%],
QUALCOMM, Inc. [+6.83%], technology hardware company Apple, Inc. [+16.54%], and interactive media & services companies Alphabet, Inc. [+18.17%] and Facebook,
Inc. [+12.65%].

                                                                         Page 21

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

A factor attribution analysis showed that momentum, growth, and volatility all contributed to the Fund's performance, while the Fund's exposure to smaller size companies, due in part to the Fund's modified market capitalization weighting scheme, created a drag on the Fund's performance. Apple, Inc. and Microsoft
Corp. each carried a weight of 20% or greater in the Benchmark at the time of the Fund's inception, while the Fund limits weights to a maximum of 4.5% at the time of selection at every rebalance to lower exposure to single-stock risk.

MARKET AND FUND OUTLOOK

We believe market risk is more balanced in the near term due to uncertainty across several spectrums, including tapering, the path of COVID-19, U.S.
relations with China, U.S. fiscal policy, and peaking growth rates. We remain constructive on equities for the long-term, especially relative to bonds, but future returns are likely to be lower than the last decade with stocks trading at elevated earnings multiples.

Growth outperformed value for the period from the Fund's inception on June 14,
2021 through August 31, 2021. While this contributed to the Fund's strong performance, the spread between the two styles appears to be large today and we believe a more normalized environment could be just ahead. Going forward, the
Fund's largest factor exposures include quality, growth, momentum, and smaller size. While the Fund's technology focus does expose it to single-sector risk, we believe the Fund's factor exposures will be beneficial as we expect quality to benefit from more muted market gains going forward.


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2021 (UNAUDITED)

As a shareholder of First Trust Low Duration Strategic Focus ETF, First Trust
Active Factor Large Cap ETF, First Trust Active Factor Mid Cap ETF, First Trust
Active Factor Small Cap ETF, First Trust Innovation Leaders ETF or First Trust
Expanded Technology ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended August 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period"
to estimate the expenses you paid on your account during this six-month (or shorter) period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------
                                                                                      ANNUALIZED
                                                                                     EXPENSE RATIO   EXPENSES PAID
                                                     BEGINNING         ENDING        BASED ON THE     DURING THE
                                                   ACCOUNT VALUE    ACCOUNT VALUE      SIX-MONTH       SIX-MONTH
                                                   MARCH 1, 2021   AUGUST 31, 2021      PERIOD        PERIOD (a)
------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF) (b)
Actual                                               $1,000.00        $1,005.40          0.20%           $1.01
Hypothetical (5% return before expenses)             $1,000.00        $1,024.20          0.20%           $1.02

FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
Actual                                               $1,000.00        $1,176.00          0.55%           $3.02
Hypothetical (5% return before expenses)             $1,000.00        $1,022.43          0.55%           $2.80

FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
Actual                                               $1,000.00        $1,127.30          0.65%           $3.49
Hypothetical (5% return before expenses)             $1,000.00        $1,021.93          0.65%           $3.31

FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM) (b)
Actual                                               $1,000.00        $1,084.90          0.75%           $3.94
Hypothetical (5% return before expenses)             $1,000.00        $1,021.42          0.75%           $3.82


                                                                         Page 23


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)


----------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED        EXPENSES PAID
                                                                                        EXPENSE RATIO     DURING THE PERIOD
                                                      BEGINNING           ENDING         BASED ON THE     MAY 25, 2021 (c)
                                                    ACCOUNT VALUE      ACCOUNT VALUE    NUMBER OF DAYS           TO
                                                   MAY 25, 2021 (c)   AUGUST 31, 2021   IN THE PERIOD    AUGUST 31, 2021 (d)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST INNOVATION LEADERS ETF (ILDR)
Actual                                                $1,000.00          $1,143.50          0.75%               $2.18
Hypothetical (5% return before expenses)              $1,000.00          $1,021.42          0.75%               $3.82



----------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED        EXPENSES PAID
                                                                                        EXPENSE RATIO     DURING THE PERIOD
                                                      BEGINNING           ENDING         BASED ON THE     JUNE 14, 2021 (c)
                                                    ACCOUNT VALUE      ACCOUNT VALUE    NUMBER OF DAYS           TO
                                                   JUNE 14, 2021 (c)  AUGUST 31, 2021   IN THE PERIOD    AUGUST 31, 2021 (e)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)
Actual                                                $1,000.00          $1,083.70          0.65%               $1.47
Hypothetical (5% return before expenses)              $1,000.00          $1,021.93          0.65%               $3.31


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2021 through August 31, 2021), multiplied by 184/365 (to reflect the six-month period).

(b)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests, or the underlying securities in which the Fund invests.

(c)   Inception date.

(d)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 25,
      2021 through August 31, 2021), multiplied by 99/365. Hypothetical expenses are assumed for the most recent six-month period.

(e)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (June
      14, 2021 through August 31, 2021), multiplied by 79/365. Hypothetical expenses are assumed for the most recent six-month period.


FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               EXCHANGE-TRADED FUNDS -- 99.9%
               CAPITAL MARKETS -- 99.9%
      131,585  First Trust Emerging Markets
                  Local Currency Bond ETF (a)           $   4,515,997
      307,407  First Trust Enhanced Short
                  Maturity ETF (a)                         18,425,976
    1,448,343  First Trust Low Duration
                  Opportunities ETF (a)                    73,503,407
      671,805  First Trust Senior Loan Fund (a)            32,186,177
      189,796  First Trust Tactical High Yield
                  ETF (a)                                   9,186,126
      691,713  First Trust TCW Unconstrained
                  Plus Bond ETF (a)                        18,399,566
      355,532  iShares 0-5 Year Investment
                  Grade Corporate Bond ETF                 18,427,224
      169,290  iShares CMBS ETF                             9,256,777
                                                        -------------
               TOTAL EXCHANGE-TRADED FUNDS
                  -- 99.9%                                183,901,250
               (Cost $184,246,126)                      -------------

               MONEY MARKET FUNDS -- 0.1%
      197,554  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class -
                  0.01% (b)                                   197,554
               (Cost $197,554)                          -------------

               TOTAL INVESTMENTS -- 100.0%                184,098,804
               (Cost $184,443,680) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%                       (26,874)
                                                        -------------
               NET ASSETS -- 100.0%                     $ 184,071,930
                                                        =============

(a)   Investment in an affiliated fund.

(b)   Rate shown reflects yield as of August 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $184,592,542. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $825,227 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,318,965. The net unrealized depreciation was $493,738.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Exchange-Traded
   Funds*               $183,901,250     $        --     $         --
Money Market Funds           197,554              --               --
                        ---------------------------------------------
Total Investments       $184,098,804     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 25


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AEROSPACE & DEFENSE -- 1.5%
           63  General Dynamics Corp.                   $      12,620
           90  Huntington Ingalls Industries, Inc.             18,375
           54  L3Harris Technologies, Inc.                     12,583
            9  Lockheed Martin Corp.                            3,238
           33  Northrop Grumman Corp.                          12,134
                                                        -------------
                                                               58,950
                                                        -------------
               AIR FREIGHT & LOGISTICS -- 0.9%
          170  Expeditors International of
                  Washington, Inc.                             21,189
           81  United Parcel Service, Inc.,
                  Class B                                      15,846
                                                        -------------
                                                               37,035
                                                        -------------
               AUTO COMPONENTS -- 0.4%
          397  BorgWarner, Inc.                                16,944
                                                        -------------
               BANKS -- 0.7%
          195  Citizens Financial Group, Inc.                   8,539
          392  Wells Fargo & Co.                               17,914
           43  Zions Bancorp N.A.                               2,490
                                                        -------------
                                                               28,943
                                                        -------------
               BIOTECHNOLOGY -- 0.9%
           18  Amgen, Inc.                                      4,060
           34  Biogen, Inc. (a)                                11,523
          161  Gilead Sciences, Inc.                           11,718
           21  Moderna, Inc. (a)                                7,910
                                                        -------------
                                                               35,211
                                                        -------------
               BUILDING PRODUCTS -- 2.4%
          332  A.O. Smith Corp.                                24,143
           15  Allegion PLC                                     2,160
           36  Fortune Brands Home & Security,
                  Inc.                                          3,505
          350  Johnson Controls International
                  PLC                                          26,180
           15  Lennox International, Inc.                       5,028
          302  Masco Corp.                                     18,337
           90  Trane Technologies PLC                          17,865
                                                        -------------
                                                               97,218
                                                        -------------
               CAPITAL MARKETS -- 2.6%
          372  Bank of New York Mellon (The)
                  Corp.                                        20,542
           18  BlackRock, Inc.                                 16,979
          189  Blackstone, Inc.                                23,763
          374  Franklin Resources, Inc.                        12,133
           69  Invesco Ltd.                                     1,747
           15  MSCI, Inc.                                       9,519
           12  Nasdaq, Inc.                                     2,349
           81  T. Rowe Price Group, Inc.                       18,133
                                                        -------------
                                                              105,165
                                                        -------------
               CHEMICALS -- 0.8%
          355  Corteva, Inc.                                   15,609
           27  Dow, Inc.                                        1,698
           24  DuPont de Nemours, Inc.                          1,777

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CHEMICALS (CONTINUED)
           12  PPG Industries, Inc.                     $       1,915
           30  Sherwin-Williams (The) Co.                       9,110
                                                        -------------
                                                               30,109
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 2.7%
          685  Cisco Systems, Inc.                             40,429
          132  F5 Networks, Inc. (a)                           26,871
          704  Juniper Networks, Inc.                          20,402
           45  Motorola Solutions, Inc.                        10,990
           30  Ubiquiti, Inc.                                   9,761
                                                        -------------
                                                              108,453
                                                        -------------
               CONSTRUCTION & ENGINEERING
                  -- 1.1%
          418  Quanta Services, Inc.                           42,678
                                                        -------------
               CONSUMER FINANCE -- 0.3%
           24  Capital One Financial Corp.                      3,983
          150  Synchrony Financial                              7,463
                                                        -------------
                                                               11,446
                                                        -------------
               CONTAINERS & PACKAGING -- 1.3%
           87  Avery Dennison Corp.                            19,609
          353  International Paper Co.                         21,212
          165  Sealed Air Corp.                                10,070
                                                        -------------
                                                               50,891
                                                        -------------
               DISTRIBUTORS -- 1.1%
          117  Genuine Parts Co.                               14,296
          367  LKQ Corp. (a)                                   19,337
           21  Pool Corp.                                      10,381
                                                        -------------
                                                               44,014
                                                        -------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 1.7%
          213  Berkshire Hathaway, Inc.,
                  Class B (a)                                  60,869
          216  Equitable Holdings, Inc.                         6,698
                                                        -------------
                                                               67,567
                                                        -------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.7%
          935  AT&T, Inc.                                      25,638
        1,127  Lumen Technologies, Inc.                        13,862
          500  Verizon Communications, Inc.                    27,500
                                                        -------------
                                                               67,000
                                                        -------------
               ELECTRIC UTILITIES -- 2.1%
          162  Alliant Energy Corp.                             9,848
          324  Evergy, Inc.                                    22,178
          248  Exelon Corp.                                    12,157
          253  FirstEnergy Corp.                                9,834
          251  NRG Energy, Inc.                                11,463
          105  Pinnacle West Capital Corp.                      8,074
          325  PPL Corp.                                        9,539
                                                        -------------
                                                               83,093
                                                        -------------

Page 26                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRICAL EQUIPMENT -- 0.7%
           81  Eaton Corp. PLC                          $      13,637
           38  Emerson Electric Co.                             4,009
           28  Generac Holdings, Inc. (a)                      12,236
                                                        -------------
                                                               29,882
                                                        -------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.6%
          111  CDW Corp.                                       22,268
           33  Keysight Technologies, Inc. (a)                  5,920
           75  TE Connectivity Ltd.                            11,266
           24  Trimble, Inc. (a)                                2,261
           36  Zebra Technologies Corp.,
                  Class A (a)                                  21,138
                                                        -------------
                                                               62,853
                                                        -------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.0%
           72  Baker Hughes Co.                                 1,640
                                                        -------------
               ENTERTAINMENT -- 0.1%
           69  Activision Blizzard, Inc.                        5,684
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 2.8%
           63  Camden Property Trust                            9,452
           53  Equity Residential                               4,456
          126  Extra Space Storage, Inc.                       23,551
          417  Iron Mountain, Inc.                             19,912
          108  Mid-America Apartment
                  Communities, Inc.                            20,776
           81  Public Storage                                  26,212
          262  Weyerhaeuser Co.                                 9,432
                                                        -------------
                                                              113,791
                                                        -------------
               FOOD & STAPLES RETAILING -- 2.1%
           45  Costco Wholesale Corp.                          20,497
          756  Kroger (The) Co.                                34,799
          184  Walmart, Inc.                                   27,250
                                                        -------------
                                                               82,546
                                                        -------------
               FOOD PRODUCTS -- 0.9%
           45  Archer-Daniels-Midland Co.                       2,700
          156  General Mills, Inc.                              9,018
          137  J.M. Smucker (The) Co.                          16,943
          117  Tyson Foods, Inc., Class A                       9,187
                                                        -------------
                                                               37,848
                                                        -------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 2.7%
            3  Align Technology, Inc. (a)                       2,127
          108  Danaher Corp.                                   35,009
          147  Hologic, Inc. (a)                               11,635
           27  IDEXX Laboratories, Inc. (a)                    18,192
            9  Masimo Corp. (a)                                 2,444
           36  ResMed, Inc.                                    10,459
           66  West Pharmaceutical Services,
                  Inc.                                         29,807
                                                        -------------
                                                              109,673
                                                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 3.4%
           18  AmerisourceBergen Corp.                  $       2,200
           58  Anthem, Inc.                                    21,757
          212  Cardinal Health, Inc.                           11,128
           96  Centene Corp. (a)                                6,046
           21  Cigna Corp.                                      4,445
          240  CVS Health Corp.                                20,734
           57  HCA Healthcare, Inc.                            14,420
           44  Henry Schein, Inc. (a)                           3,326
           21  Humana, Inc.                                     8,514
           33  Laboratory Corp. of America
                  Holdings (a)                                 10,011
           12  McKesson Corp.                                   2,450
           84  Quest Diagnostics, Inc.                         12,838
           27  UnitedHealth Group, Inc.                        11,239
           48  Universal Health Services, Inc.,
                  Class B                                       7,476
                                                        -------------
                                                              136,584
                                                        -------------
               HEALTH CARE TECHNOLOGY -- 0.4%
          230  Cerner Corp.                                    17,560
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 0.7%
            6  Chipotle Mexican Grill, Inc. (a)                11,420
           15  Domino's Pizza, Inc.                             7,754
           78  Yum! Brands, Inc.                               10,220
                                                        -------------
                                                               29,394
                                                        -------------
               HOUSEHOLD DURABLES -- 2.5%
           72  D.R. Horton, Inc.                                6,885
          132  Garmin Ltd.                                     23,025
          111  Lennar Corp., Class A                           11,911
           57  Mohawk Industries, Inc. (a)                     11,272
          472  Newell Brands, Inc.                             11,994
            3  NVR, Inc. (a)                                   15,540
          275  PulteGroup, Inc.                                14,811
           21  Whirlpool Corp.                                  4,652
                                                        -------------
                                                              100,090
                                                        -------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.2%
          403  Vistra Corp.                                     7,693
                                                        -------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.6%
          116  3M Co.                                          22,590
                                                        -------------
               INSURANCE -- 3.3%
          337  Aflac, Inc.                                     19,101
          246  Allstate (The) Corp.                            33,279
           33  Aon PLC, Class A                                 9,466
           51  Chubb Ltd.                                       9,380
          156  Cincinnati Financial Corp.                      19,250
          210  CNA Financial Corp.                              9,314
           72  Loews Corp.                                      4,023
           15  Marsh & McLennan Cos., Inc.                      2,358
          101  Progressive (The) Corp.                          9,730
           18  Prudential Financial, Inc.                       1,906

                        See Notes to Financial Statements                Page 27


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
           12  Travelers (The) Cos., Inc.               $       1,917
          454  Unum Group                                      12,085
                                                        -------------
                                                              131,809
                                                        -------------
               INTERACTIVE MEDIA & SERVICES
                  -- 4.3%
           51  Alphabet, Inc., Class A (a)                    147,591
           33  Facebook, Inc., Class A (a)                     12,520
           84  Pinterest, Inc., Class A (a)                     4,668
           93  Snap, Inc., Class A (a)                          7,078
                                                        -------------
                                                              171,857
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 3.0%
           24  Amazon.com, Inc. (a)                            83,299
          377  eBay, Inc.                                      28,931
           36  Etsy, Inc. (a)                                   7,785
                                                        -------------
                                                              120,015
                                                        -------------
               IT SERVICES -- 4.0%
          110  Accenture PLC, Class A                          37,022
           12  Automatic Data Processing, Inc.                  2,508
          251  Cognizant Technology Solutions
                  Corp., Class A                               19,154
           33  EPAM Systems, Inc. (a)                          20,883
           75  Gartner, Inc. (a)                               23,155
          173  International Business Machines
                  Corp.                                        24,279
           62  Jack Henry & Associates, Inc.                   10,935
           63  Paychex, Inc.                                    7,212
          749  Western Union (The) Co.                         16,208
                                                        -------------
                                                              161,356
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 1.9%
          156  Agilent Technologies, Inc.                      27,373
            6  Mettler-Toledo International,
                  Inc. (a)                                      9,317
           81  PerkinElmer, Inc.                               14,969
           54  Waters Corp. (a)                                22,357
                                                        -------------
                                                               74,016
                                                        -------------
               MACHINERY -- 2.9%
           51  Caterpillar, Inc.                               10,754
           83  Cummins, Inc.                                   19,586
           63  Deere & Co.                                     23,816
           45  Dover Corp.                                      7,846
           75  Fortive Corp.                                    5,540
           48  Otis Worldwide Corp.                             4,427
          303  Pentair PLC                                     23,379
           30  Snap-on, Inc.                                    6,749
           96  Xylem, Inc.                                     13,086
                                                        -------------
                                                              115,183
                                                        -------------
               MEDIA -- 2.6%
          424  Comcast Corp., Class A                          25,728
          306  Discovery, Inc., Class A (a)                     8,825
          168  DISH Network Corp., Class A (a)                  7,323

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               MEDIA (CONTINUED)
          494  Fox Corp., Class A                       $      18,495
          552  Interpublic Group of (The) Cos.,
                  Inc.                                         20,551
          471  News Corp., Class A                             10,584
           76  Omnicom Group, Inc.                              5,565
          123  ViacomCBS, Inc., Class B                         5,098
                                                        -------------
                                                              102,169
                                                        -------------
               METALS & MINING -- 1.9%
          133  Arconic Corp. (a)                                4,587
          277  Newmont Corp.                                   16,063
          335  Nucor Corp.                                     39,383
          106  Southern Copper Corp.                            6,634
          138  Steel Dynamics, Inc.                             9,314
                                                        -------------
                                                               75,981
                                                        -------------
               MULTILINE RETAIL -- 2.2%
           57  Dollar General Corp.                            12,706
          146  Dollar Tree, Inc. (a)                           13,219
          189  Kohl's Corp.                                    10,848
          211  Target Corp.                                    52,113
                                                        -------------
                                                               88,886
                                                        -------------
               MULTI-UTILITIES -- 0.7%
          230  Consolidated Edison, Inc.                       17,353
          134  Public Service Enterprise Group,
                  Inc.                                          8,568
                                                        -------------
                                                               25,921
                                                        -------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 2.5%
          517  Cabot Oil & Gas Corp.                            8,215
          105  Cheniere Energy, Inc. (a)                        9,183
          149  Chevron Corp.                                   14,419
          171  Devon Energy Corp.                               5,053
          150  EOG Resources, Inc.                             10,128
          628  Exxon Mobil Corp.                               34,239
          532  Kinder Morgan, Inc.                              8,656
           39  ONEOK, Inc.                                      2,048
          373  Williams (The) Cos., Inc.                        9,209
                                                        -------------
                                                              101,150
                                                        -------------
               PERSONAL PRODUCTS -- 0.5%
           57  Estee Lauder (The) Cos., Inc.,
                  Class A                                      19,408
                                                        -------------
               PHARMACEUTICALS -- 2.4%
           70  Bristol-Myers Squibb Co.                         4,680
           84  Eli Lilly and Co.                               21,696
          242  Johnson & Johnson                               41,897
          161  Merck & Co., Inc.                               12,283
          336  Pfizer, Inc.                                    15,480
                                                        -------------
                                                               96,036
                                                        -------------
               PROFESSIONAL SERVICES -- 1.0%
          194  Booz Allen Hamilton Holding
                  Corp.                                        15,891
           75  Leidos Holdings, Inc.                            7,358
           69  Nielsen Holdings PLC                             1,481

Page 28                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES (CONTINUED)
          165  Robert Half International, Inc.          $      17,061
                                                        -------------
                                                               41,791
                                                        -------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 0.7%
          308  CBRE Group, Inc., Class A (a)                   29,660
                                                        -------------
               ROAD & RAIL -- 0.3%
           45  Old Dominion Freight Line, Inc.                 12,992
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 3.5%
          225  Applied Materials, Inc.                         30,404
          546  Intel Corp.                                     29,517
           30  KLA Corp.                                       10,199
            6  Lam Research Corp.                               3,629
           42  Qorvo, Inc. (a)                                  7,897
           81  QUALCOMM, Inc.                                  11,882
           45  Skyworks Solutions, Inc.                         8,255
           63  Teradyne, Inc.                                   7,651
          170  Texas Instruments, Inc.                         32,455
                                                        -------------
                                                              141,889
                                                        -------------
               SOFTWARE -- 8.2%
           30  Adobe, Inc. (a)                                 19,911
           72  Cadence Design Systems, Inc. (a)                11,771
           69  Citrix Systems, Inc.                             7,098
           30  Fortinet, Inc. (a)                               9,454
           21  HubSpot, Inc. (a)                               14,374
           27  Intuit, Inc.                                    15,285
          525  Microsoft Corp.                                158,487
          658  Oracle Corp.                                    58,647
          226  SS&C Technologies Holdings,
                  Inc.                                         17,099
           45  Synopsys, Inc. (a)                              14,951
                                                        -------------
                                                              327,077
                                                        -------------
               SPECIALTY RETAIL -- 3.9%
           39  Advance Auto Parts, Inc.                         7,911
           18  AutoZone, Inc. (a)                              27,885
          144  Bath & Body Works, Inc.                          9,717
          115  Best Buy Co., Inc.                              13,399
           57  Gap (The), Inc.                                  1,524
           29  Home Depot (The), Inc.                           9,459
          186  Lowe's Cos., Inc.                               37,924
           30  O'Reilly Automotive, Inc. (a)                   17,822
          150  Tractor Supply Co.                              29,137
           37  Victoria's Secret & Co. (a)                      2,453
                                                        -------------
                                                              157,231
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 6.9%
        1,100  Apple, Inc.                                    167,013
           90  Dell Technologies, Inc.,
                  Class C (a)                                   8,772
        1,043  HP, Inc.                                        31,019
          284  NetApp, Inc.                                    25,256

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS (CONTINUED)
          348  Seagate Technology Holdings
                  PLC                                   $      30,481
          590  Xerox Holdings Corp.                            13,281
                                                        -------------
                                                              275,822
                                                        -------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.6%
           75  NIKE, Inc., Class B                             12,355
           36  Ralph Lauren Corp.                               4,181
           84  Tapestry, Inc. (a)                               3,387
           84  Under Armour, Inc., Class A (a)                  1,944
                                                        -------------
                                                               21,867
                                                        -------------
               TOBACCO -- 1.4%
          503  Altria Group, Inc.                              25,266
          315  Philip Morris International, Inc.               32,445
                                                        -------------
                                                               57,711
                                                        -------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.2%
           36  Fastenal Co.                                     2,011
           12  W.W. Grainger, Inc.                              5,204
                                                        -------------
                                                                7,215
                                                        -------------
               TOTAL COMMON STOCKS -- 99.8%                 3,999,587
               (Cost $3,726,029)                        -------------

               MONEY MARKET FUNDS -- 0.1%
        3,399  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class -
                  0.01% (b)                                     3,399
               (Cost $3,399)                            -------------

               TOTAL INVESTMENTS -- 99.9%                   4,002,986
               (Cost $3,729,428) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                           4,469
                                                        -------------
               NET ASSETS -- 100.0%                     $   4,007,455
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $3,744,593. As of August
      31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $344,946 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $86,553. The net unrealized appreciation was $258,393.

                        See Notes to Financial Statements                Page 29


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Common Stocks*          $  3,999,587     $        --     $         --
Money Market Funds             3,399              --               --
                        ---------------------------------------------
Total Investments       $  4,002,986     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

Page 30                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AEROSPACE & DEFENSE -- 0.4%
           28  Huntington Ingalls Industries,
                  Inc.                                  $       5,717
                                                        -------------
               BANKS -- 2.7%
          168  Associated Banc-Corp.                            3,464
          270  F.N.B. Corp.                                     3,154
            5  First Citizens BancShares, Inc.,
                  Class A                                       4,489
           76  Hancock Whitney Corp.                            3,493
          128  Popular, Inc.                                    9,720
          396  Umpqua Holdings Corp.                            7,710
           59  Zions Bancorp N.A.                               3,416
                                                        -------------
                                                               35,446
                                                        -------------
               BEVERAGES -- 0.2%
           52  Molson Coors Beverage Co.,
                  Class B                                       2,472
                                                        -------------
               BIOTECHNOLOGY -- 1.5%
           23  Blueprint Medicines Corp. (a)                    2,145
           47  Emergent BioSolutions, Inc. (a)                  2,965
           46  Exelixis, Inc. (a)                                 882
          114  Halozyme Therapeutics, Inc. (a)                  4,787
           41  United Therapeutics Corp. (a)                    8,810
                                                        -------------
                                                               19,589
                                                        -------------
               BUILDING PRODUCTS -- 2.2%
           19  A.O. Smith Corp.                                 1,382
           52  Advanced Drainage Systems, Inc.                  5,936
           21  Carlisle Cos., Inc.                              4,425
           15  Lennox International, Inc.                       5,028
           89  Owens Corning                                    8,504
           43  UFP Industries, Inc.                             3,228
                                                        -------------
                                                               28,503
                                                        -------------
               CAPITAL MARKETS -- 3.5%
           45  Affiliated Managers Group, Inc.                  7,655
           49  Evercore, Inc., Class A                          6,842
          110  Franklin Resources, Inc.                         3,568
           35  Houlihan Lokey, Inc.                             3,157
          171  Janus Henderson Group PLC                        7,415
          352  Jefferies Financial Group, Inc.                 13,010
           17  Morningstar, Inc.                                4,556
                                                        -------------
                                                               46,203
                                                        -------------
               CHEMICALS -- 1.2%
          284  Element Solutions, Inc.                          6,455
           73  Olin Corp.                                       3,638
           62  Sensient Technologies Corp.                      5,385
                                                        -------------
                                                               15,478
                                                        -------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.1%
          352  CoreCivic, Inc. (a)                              3,422
           18  Deluxe Corp.                                       690
          117  Herman Miller, Inc.                              4,918
          133  HNI Corp.                                        5,039
                                                        -------------
                                                               14,069
                                                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT
                  -- 2.4%
          191  Ciena Corp. (a)                          $      10,912
          171  EchoStar Corp., Class A (a)                      4,617
           14  F5 Networks, Inc. (a)                            2,850
          130  Juniper Networks, Inc.                           3,767
           40  Lumentum Holdings, Inc. (a)                      3,466
          191  NetScout Systems, Inc. (a)                       5,237
                                                        -------------
                                                               30,849
                                                        -------------
               CONSTRUCTION & ENGINEERING
                  -- 3.0%
           32  Dycom Industries, Inc. (a)                       2,411
           82  EMCOR Group, Inc.                                9,963
           85  MasTec, Inc. (a)                                 7,772
          120  Quanta Services, Inc.                           12,252
           27  Valmont Industries, Inc.                         6,719
                                                        -------------
                                                               39,117
                                                        -------------
               CONSUMER FINANCE -- 1.6%
          313  Navient Corp.                                    7,265
           39  OneMain Holdings, Inc.                           2,255
           15  PROG Holdings, Inc.                                710
          549  SLM Corp.                                       10,294
                                                        -------------
                                                               20,524
                                                        -------------
               CONTAINERS & PACKAGING -- 0.6%
           44  Greif, Inc., Class A                             2,786
           15  Packaging Corp. of America                       2,276
           38  Sealed Air Corp.                                 2,319
                                                        -------------
                                                                7,381
                                                        -------------
               DISTRIBUTORS -- 0.5%
           13  Pool Corp.                                       6,426
                                                        -------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 1.7%
          175  Adtalem Global Education,
                  Inc. (a)                                      6,475
           14  Graham Holdings Co., Class B                     8,635
          164  H&R Block, Inc.                                  4,207
           29  Strategic Education, Inc.                        2,270
           14  Terminix Global Holdings,
                  Inc. (a)                                        583
                                                        -------------
                                                               22,170
                                                        -------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.5%
           97  Equitable Holdings, Inc.                         3,008
           46  Voya Financial, Inc.                             2,989
                                                        -------------
                                                                5,997
                                                        -------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.4%
          402  Lumen Technologies, Inc.                         4,945
                                                        -------------
               ELECTRIC UTILITIES -- 0.9%
          110  Hawaiian Electric Industries, Inc.               4,796
           74  NRG Energy, Inc.                                 3,380
           61  Portland General Electric Co.                    3,132
                                                        -------------
                                                               11,308
                                                        -------------

                        See Notes to Financial Statements                Page 31


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRICAL EQUIPMENT -- 1.2%
           44  Acuity Brands, Inc.                      $       8,119
           58  GrafTech International Ltd.                        642
          115  nVent Electric PLC                               3,952
           24  Regal Beloit Corp.                               3,586
                                                        -------------
                                                               16,299
                                                        -------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 4.7%
          144  Arrow Electronics, Inc. (a)                     17,456
           97  Avnet, Inc.                                      3,925
          113  SYNNEX Corp.                                    14,359
           78  Trimble, Inc. (a)                                7,349
          286  Vishay Intertechnology, Inc.                     6,283
           20  Zebra Technologies Corp.,
                  Class A (a)                                  11,743
                                                        -------------
                                                               61,115
                                                        -------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.4%
           83  Helmerich & Payne, Inc.                          2,234
          331  Patterson-UTI Energy, Inc.                       2,569
                                                        -------------
                                                                4,803
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 7.1%
          144  American Homes 4 Rent, Class A                   6,039
          135  Brixmor Property Group, Inc.                     3,166
           69  Camden Property Trust                           10,353
            9  CoreSite Realty Corp.                            1,335
          190  Cousins Properties, Inc.                         7,326
          152  CubeSmart                                        8,132
           78  First Industrial Realty Trust, Inc.              4,367
          648  GEO Group (The), Inc.                            5,022
          157  Highwoods Properties, Inc.                       7,173
          152  Iron Mountain, Inc.                              7,258
           58  Kilroy Realty Corp.                              3,808
           81  Life Storage, Inc.                              10,080
           70  National Storage Affiliates Trust                4,008
          129  PotlatchDeltic Corp.                             6,702
          339  Sabra Health Care REIT, Inc.                     5,424
          145  Urban Edge Properties                            2,746
                                                        -------------
                                                               92,939
                                                        -------------
               FOOD & STAPLES RETAILING -- 1.3%
          105  Albertsons Cos., Inc., Class A                   3,188
          119  BJ's Wholesale Club Holdings,
                  Inc. (a)                                      6,743
          265  Sprouts Farmers Market, Inc. (a)                 6,598
                                                        -------------
                                                               16,529
                                                        -------------
               FOOD PRODUCTS -- 0.9%
           76  Darling Ingredients, Inc. (a)                    5,662
           26  Flowers Foods, Inc.                                627
           38  Ingredion, Inc.                                  3,339
           52  TreeHouse Foods, Inc. (a)                        1,948
                                                        -------------
                                                               11,576
                                                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               GAS UTILITIES -- 1.1%
          308  UGI Corp.                                $      14,263
                                                        -------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 3.5%
            2  ABIOMED, Inc. (a)                                  728
           39  DENTSPLY SIRONA, Inc.                            2,406
          119  Envista Holdings Corp. (a)                       5,092
           40  Globus Medical, Inc., Class A (a)                3,264
           33  Haemonetics Corp. (a)                            2,071
           45  Hill-Rom Holdings, Inc.                          6,551
           32  ICU Medical, Inc. (a)                            6,379
            7  Masimo Corp. (a)                                 1,901
           10  Penumbra, Inc. (a)                               2,749
            6  Quidel Corp. (a)                                   774
           10  Shockwave Medical, Inc. (a)                      2,142
           44  STAAR Surgical Co. (a)                           6,797
           12  West Pharmaceutical Services,
                  Inc.                                          5,419
                                                        -------------
                                                               46,273
                                                        -------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 4.3%
            9  Amedisys, Inc. (a)                               1,651
           80  AMN Healthcare Services,
                  Inc. (a)                                      9,082
            5  Chemed Corp.                                     2,383
           24  DaVita, Inc. (a)                                 3,138
           45  Henry Schein, Inc. (a)                           3,402
           23  LHC Group, Inc. (a)                              4,295
           49  Molina Healthcare, Inc. (a)                     13,170
           37  Patterson Cos., Inc.                             1,134
          155  Premier, Inc., Class A                           5,763
           52  Progyny, Inc. (a)                                2,905
           50  Tenet Healthcare Corp. (a)                       3,768
           36  Universal Health Services, Inc.,
                  Class B                                       5,607
                                                        -------------
                                                               56,298
                                                        -------------
               HEALTH CARE TECHNOLOGY -- 0.6%
           13  Inspire Medical Systems, Inc. (a)                2,906
           29  Omnicell, Inc. (a)                               4,503
                                                        -------------
                                                                7,409
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 0.2%
           16  Papa John's International, Inc.                  2,040
                                                        -------------
               HOUSEHOLD DURABLES -- 2.4%
           57  KB Home                                          2,453
           44  Meritage Homes Corp. (a)                         4,908
           20  Mohawk Industries, Inc. (a)                      3,955
          117  Newell Brands, Inc.                              2,973
          108  PulteGroup, Inc.                                 5,817
           37  Toll Brothers, Inc.                              2,370
          238  Tri Pointe Homes, Inc. (a)                       5,657
           15  Whirlpool Corp.                                  3,323
                                                        -------------
                                                               31,456
                                                        -------------

Page 32                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.2%
          122  Vistra Corp.                             $       2,329
                                                        -------------
               INSURANCE -- 5.1%
          100  American Financial Group, Inc.                  13,794
           11  Assurant, Inc.                                   1,871
          133  CNA Financial Corp.                              5,898
          369  CNO Financial Group, Inc.                        9,026
           67  Fidelity National Financial, Inc.                3,272
           39  First American Financial Corp.                   2,751
           16  Hanover Insurance Group (The),
                  Inc.                                          2,261
          174  Mercury General Corp.                           10,389
          507  Old Republic International Corp.                13,182
          169  Unum Group                                       4,499
                                                        -------------
                                                               66,943
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.4%
           15  Etsy, Inc. (a)                                   3,244
          185  Qurate Retail, Inc., Series A                    2,040
                                                        -------------
                                                                5,284
                                                        -------------
               IT SERVICES -- 1.2%
           20  Concentrix Corp. (a)                             3,468
           23  Genpact Ltd.                                     1,193
           49  Maximus, Inc.                                    4,268
           61  TTEC Holdings, Inc.                              6,433
           47  Western Union (The) Co.                          1,017
                                                        -------------
                                                               16,379
                                                        -------------
               LEISURE PRODUCTS -- 2.4%
          107  Brunswick Corp.                                 10,365
          364  Mattel, Inc. (a)                                 7,771
           31  Polaris, Inc.                                    3,713
           91  YETI Holdings, Inc. (a)                          9,040
                                                        -------------
                                                               30,889
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 2.2%
           10  Bio-Rad Laboratories, Inc.,
                  Class A (a)                                   8,048
            9  Bio-Techne Corp.                                 4,492
           47  Bruker Corp.                                     4,150
           17  Charles River Laboratories
                  International, Inc. (a)                       7,546
           22  Medpace Holdings, Inc. (a)                       4,012
                                                        -------------
                                                               28,248
                                                        -------------
               MACHINERY -- 4.2%
          121  AGCO Corp.                                      16,652
            8  Crane Co.                                          814
            8  Lincoln Electric Holdings, Inc.                  1,117
          105  Oshkosh Corp.                                   12,031
           28  Snap-on, Inc.                                    6,298
          138  Terex Corp.                                      7,045
           62  Toro (The) Co.                                   6,816

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               MACHINERY (CONTINUED)
           24  Watts Water Technologies, Inc.,
                  Class A                               $       4,118
                                                        -------------
                                                               54,891
                                                        -------------
               MEDIA -- 2.4%
          148  AMC Networks, Inc., Class A (a)                  7,034
          183  Interpublic Group of (The) Cos.,
                  Inc.                                          6,813
          101  John Wiley & Sons, Inc., Class A                 5,868
           33  New York Times (The) Co.,
                  Class A                                       1,676
          148  News Corp., Class A                              3,326
           20  Nexstar Media Group, Inc.,
                  Class A                                       2,995
          186  TEGNA, Inc.                                      3,296
                                                        -------------
                                                               31,008
                                                        -------------
               METALS & MINING -- 2.4%
           62  Alcoa Corp. (a)                                  2,751
          376  Commercial Metals Co.                           12,265
           71  Reliance Steel & Aluminum Co.                   10,653
           98  Worthington Industries, Inc.                     5,679
                                                        -------------
                                                               31,348
                                                        -------------
               MULTILINE RETAIL -- 0.6%
           19  Dillard's, Inc., Class A                         3,619
           73  Kohl's Corp.                                     4,190
                                                        -------------
                                                                7,809
                                                        -------------
               MULTI-UTILITIES -- 0.7%
          293  MDU Resources Group, Inc.                        9,426
                                                        -------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 1.3%
          304  Antero Midstream Corp.                           2,921
           65  Cimarex Energy Co.                               4,174
           90  Targa Resources Corp.                            3,953
            1  Texas Pacific Land Corp.                         1,360
          141  World Fuel Services Corp.                        4,563
                                                        -------------
                                                               16,971
                                                        -------------
               PAPER & FOREST PRODUCTS -- 1.1%
          236  Louisiana-Pacific Corp.                         14,972
                                                        -------------
               PERSONAL PRODUCTS -- 0.7%
           71  Edgewell Personal Care Co.                       3,003
          124  Nu Skin Enterprises, Inc., Class A               6,277
                                                        -------------
                                                                9,280
                                                        -------------
               PHARMACEUTICALS -- 1.3%
           47  Jazz Pharmaceuticals PLC (a)                     6,190
          183  Prestige Consumer Healthcare,
                  Inc. (a)                                     10,503
                                                        -------------
                                                               16,693
                                                        -------------
               PROFESSIONAL SERVICES -- 2.8%
           27  ASGN, Inc. (a)                                   3,029
           19  CACI International, Inc.,
                  Class A (a)                                   4,893
           23  Exponent, Inc.                                   2,689
            7  FTI Consulting, Inc. (a)                           978
          111  ManpowerGroup, Inc.                             13,478

                        See Notes to Financial Statements                Page 33


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES (CONTINUED)
           55  Robert Half International, Inc.          $       5,687
           69  TriNet Group, Inc. (a)                           6,353
                                                        -------------
                                                               37,107
                                                        -------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 1.6%
           86  Jones Lang LaSalle, Inc. (a)                    20,849
                                                        -------------
               ROAD & RAIL -- 1.3%
           78  Knight-Swift Transportation
                  Holdings, Inc.                                4,051
            6  Landstar System, Inc.                            1,008
           43  Ryder System, Inc.                               3,418
            9  Saia, Inc. (a)                                   2,161
          227  Schneider National, Inc., Class B                5,117
           40  Werner Enterprises, Inc.                         1,886
                                                        -------------
                                                               17,641
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.9%
           47  Cirrus Logic, Inc. (a)                           3,933
          127  Lattice Semiconductor Corp. (a)                  7,889
                                                        -------------
                                                               11,822
                                                        -------------
               SOFTWARE -- 4.3%
           20  Altair Engineering, Inc.,
                  Class A (a)                                   1,480
           16  CDK Global, Inc.                                   666
           61  CommVault Systems, Inc. (a)                      4,939
           26  Digital Turbine, Inc. (a)                        1,520
           22  Dolby Laboratories, Inc., Class A                2,180
           20  Dropbox, Inc., Class A (a)                         634
           54  InterDigital, Inc.                               3,894
           96  J2 Global, Inc. (a)                             13,219
           62  Manhattan Associates, Inc. (a)                  10,105
           17  Paylocity Holding Corp. (a)                      4,576
           28  Rapid7, Inc. (a)                                 3,403
           17  Sprout Social, Inc., Class A (a)                 2,067
           96  Teradata Corp. (a)                               5,250
           21  Workiva, Inc. (a)                                2,946
                                                        -------------
                                                               56,879
                                                        -------------
               SPECIALTY RETAIL -- 5.5%
          101  Aaron's (The) Co., Inc.                          2,678
          200  American Eagle Outfitters, Inc.                  6,104
          157  AutoNation, Inc. (a)                            17,127
           79  Bath & Body Works, Inc.                          5,331
          133  Dick's Sporting Goods, Inc.                     18,728
          126  Foot Locker, Inc.                                7,143
           49  Murphy USA, Inc.                                 7,609
            8  Penske Automotive Group, Inc.                      719
           12  Victoria's Secret & Co. (a)                        796
           32  Williams-Sonoma, Inc.                            5,974
                                                        -------------
                                                               72,209
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.1%
           57  3D Systems Corp. (a)                             1,735
           85  NetApp, Inc.                                     7,559

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS (CONTINUED)
          256  Xerox Holdings Corp.                     $       5,763
                                                        -------------
                                                               15,057
                                                        -------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 2.9%
           67  Carter's, Inc.                                   6,859
           62  Crocs, Inc. (a)                                  8,855
           24  Deckers Outdoor Corp. (a)                       10,043
           69  Hanesbrands, Inc.                                1,289
          233  Levi Strauss & Co., Class A                      6,107
           58  Tapestry, Inc. (a)                               2,338
           90  Under Armour, Inc., Class A (a)                  2,083
                                                        -------------
                                                               37,574
                                                        -------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.6%
          201  MGIC Investment Corp.                            3,069
           61  New York Community Bancorp,
                  Inc.                                            764
           18  PennyMac Financial Services, Inc.                1,198
           98  Radian Group, Inc.                               2,316
                                                        -------------
                                                                7,347
                                                        -------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.5%
           36  MSC Industrial Direct Co., Inc.,
                  Class A                                       3,032
           15  Watsco, Inc.                                     4,176
                                                        -------------
                                                                7,208
                                                        -------------
               TOTAL COMMON STOCKS -- 99.8%                 1,303,357
               (Cost $1,177,157)                        -------------

               MONEY MARKET FUNDS -- 0.2%
        2,233  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class -
                  0.01% (b)                                     2,233
               (Cost $2,233)                            -------------

               TOTAL INVESTMENTS -- 100.0%                  1,305,590
               (Cost $1,179,390) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%                             466
                                                        -------------
               NET ASSETS -- 100.0%                     $   1,306,056
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $1,185,325. As of August
      31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $153,315 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $33,050. The net unrealized appreciation was $120,265.

Page 34                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Common Stocks*          $  1,303,357     $        --     $         --
Money Market Funds             2,233              --               --
                        ---------------------------------------------
Total Investments       $  1,305,590     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 35


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AIR FREIGHT & LOGISTICS -- 0.3%
           94  Hub Group, Inc., Class A (a)             $       6,599
                                                        -------------
               AUTO COMPONENTS -- 1.2%
           88  Gentherm, Inc. (a)                               7,552
          146  Standard Motor Products, Inc.                    6,262
          226  XPEL, Inc. (a) (b)                              17,172
                                                        -------------
                                                               30,986
                                                        -------------
               BANKS -- 5.5%
          314  Associated Banc-Corp.                            6,475
          266  Berkshire Hills Bancorp, Inc.                    6,818
          154  Eagle Bancorp, Inc.                              8,886
          472  F.N.B. Corp.                                     5,513
          254  Hancock Whitney Corp.                           11,674
          364  Hilltop Holdings, Inc.                          12,183
          990  Hope Bancorp, Inc.                              13,652
          148  PacWest Bancorp                                  6,297
          172  Popular, Inc.                                   13,062
          210  ServisFirst Bancshares, Inc.                    15,418
          270  Simmons First National Corp.,
                  Class A                                       7,844
          114  Synovus Financial Corp.                          4,913
          174  Triumph Bancorp, Inc. (a)                       14,306
           78  UMB Financial Corp.                              7,143
          408  WesBanco, Inc.                                  13,872
                                                        -------------
                                                              148,056
                                                        -------------
               BEVERAGES -- 0.6%
          188  Celsius Holdings, Inc. (a)                      15,371
                                                        -------------
               BIOTECHNOLOGY -- 4.6%
          146  Alkermes PLC (a)                                 4,564
          170  Anika Therapeutics, Inc. (a)                     7,332
          560  Avid Bioservices, Inc. (a)                      13,574
          142  Blueprint Medicines Corp. (a)                   13,244
          294  Coherus Biosciences, Inc. (a)                    4,698
          182  Eagle Pharmaceuticals, Inc. (a)                  9,713
          120  Emergent BioSolutions, Inc. (a)                  7,570
          110  Enanta Pharmaceuticals, Inc. (a)                 6,292
          234  Halozyme Therapeutics, Inc. (a)                  9,826
          192  Ironwood Pharmaceuticals,
                  Inc. (a)                                      2,515
           96  Myriad Genetics, Inc. (a)                        3,435
           64  Natera, Inc. (a)                                 7,580
           86  Sage Therapeutics, Inc. (a)                      3,974
          748  Vanda Pharmaceuticals, Inc. (a)                 12,522
          278  Vericel Corp. (a)                               15,059
                                                        -------------
                                                              121,898
                                                        -------------
               BUILDING PRODUCTS -- 1.2%
           22  Advanced Drainage Systems, Inc.                  2,511
          378  Apogee Enterprises, Inc.                        16,247
          100  CSW Industrials, Inc.                           13,279
           16  UFP Industries, Inc.                             1,201
                                                        -------------
                                                               33,238
                                                        -------------
               CAPITAL MARKETS -- 2.3%
          134  Artisan Partners Asset
                  Management, Inc., Class A                     6,963

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
           98  B. Riley Financial, Inc.                 $       6,423
          354  Brightsphere Investment Group,
                  Inc.                                          9,625
          208  Donnelley Financial Solutions,
                  Inc. (a)                                      6,937
           28  Evercore, Inc., Class A                          3,910
          162  Hercules Capital, Inc.                           2,738
          118  Houlihan Lokey, Inc.                            10,644
          156  Moelis & Co., Class A                            9,664
           12  Virtus Investment Partners, Inc.                 3,752
                                                        -------------
                                                               60,656
                                                        -------------
               CHEMICALS -- 0.4%
          192  AdvanSix, Inc. (a)                               7,008
           56  Sensient Technologies Corp.                      4,864
                                                        -------------
                                                               11,872
                                                        -------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.8%
          112  ABM Industries, Inc.                             5,546
          764  CoreCivic, Inc. (a)                              7,426
           38  Deluxe Corp.                                     1,458
           28  HNI Corp.                                        1,061
          412  Steelcase, Inc., Class A                         5,805
                                                        -------------
                                                               21,296
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 2.1%
          294  ADTRAN, Inc.                                     6,074
          278  Calix, Inc. (a)                                 12,955
          216  Cambium Networks Corp. (a)                       8,094
          226  EchoStar Corp., Class A (a)                      6,102
          284  NETGEAR, Inc. (a)                               10,147
          482  NetScout Systems, Inc. (a)                      13,216
                                                        -------------
                                                               56,588
                                                        -------------
               CONSTRUCTION & ENGINEERING
                  -- 3.2%
          196  Comfort Systems USA, Inc.                       14,892
           16  Dycom Industries, Inc. (a)                       1,205
          146  EMCOR Group, Inc.                               17,739
          170  MasTec, Inc. (a)                                15,545
          234  MYR Group, Inc. (a)                             24,338
          218  Primoris Services Corp.                          5,603
          302  Sterling Construction Co.,
                  Inc. (a)                                      6,964
                                                        -------------
                                                               86,286
                                                        -------------
               CONSUMER FINANCE -- 1.2%
        1,118  Navient Corp.                                   25,949
           88  Nelnet, Inc., Class A                            7,117
                                                        -------------
                                                               33,066
                                                        -------------
               CONTAINERS & PACKAGING -- 0.3%
          286  Ranpak Holdings Corp. (a)                        8,780
                                                        -------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 1.4%
          186  Adtalem Global Education,
                  Inc. (a)                                      6,882
           26  Graham Holdings Co., Class B                    16,037

Page 36                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED CONSUMER SERVICES
                  (CONTINUED)
           52  H&R Block, Inc.                          $       1,334
          314  Houghton Mifflin Harcourt
                  Co. (a)                                       4,229
           72  Laureate Education, Inc.,
                  Class A (a)                                   1,147
          662  Perdoceo Education Corp. (a)                     7,269
                                                        -------------
                                                               36,898
                                                        -------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.5%
          452  Cannae Holdings, Inc. (a)                       14,428
                                                        -------------
               ELECTRIC UTILITIES -- 0.4%
          198  Hawaiian Electric Industries, Inc.               8,633
           22  Portland General Electric Co.                    1,130
                                                        -------------
                                                                9,763
                                                        -------------
               ELECTRICAL EQUIPMENT -- 1.7%
           50  Acuity Brands, Inc.                              9,227
          112  Atkore, Inc. (a)                                10,390
           84  Encore Wire Corp.                                7,141
           40  Generac Holdings, Inc. (a)                      17,479
           96  GrafTech International Ltd.                      1,063
                                                        -------------
                                                               45,300
                                                        -------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 2.6%
           18  Badger Meter, Inc.                               1,928
          438  Benchmark Electronics, Inc.                     11,839
           36  CTS Corp.                                        1,263
           88  Insight Enterprises, Inc. (a)                    9,054
          292  Methode Electronics, Inc.                       13,599
           26  OSI Systems, Inc. (a)                            2,572
           58  PC Connection, Inc.                              2,808
          128  Plexus Corp. (a)                                11,754
           64  Sanmina Corp. (a)                                2,527
          600  Vishay Intertechnology, Inc.                    13,182
                                                        -------------
                                                               70,526
                                                        -------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.3%
          202  Helmerich & Payne, Inc.                          5,438
           34  Nabors Industries Ltd. (a)                       2,867
                                                        -------------
                                                                8,305
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 4.6%
          538  Brandywine Realty Trust                          7,467
          126  First Industrial Realty Trust, Inc.              7,055
          606  GEO Group (The), Inc.                            4,696
           92  Gladstone Land Corp.                             2,167
          208  Industrial Logistics Properties
                  Trust                                         5,705
          280  iStar, Inc.                                      7,406
            2  Kite Realty Group Trust                             41
          240  National Health Investors, Inc.                 14,357
          294  National Storage Affiliates Trust               16,831

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
          396  Office Properties Income Trust           $      10,506
          412  Piedmont Office Realty Trust,
                  Inc., Class A                                 7,342
          126  PotlatchDeltic Corp.                             6,546
          584  RPT Realty                                       7,557
          424  Sabra Health Care REIT, Inc.                     6,784
          204  Tanger Factory Outlet Centers,
                  Inc.                                          3,411
          606  UMH Properties, Inc.                            14,362
                                                        -------------
                                                              122,233
                                                        -------------
               FOOD & STAPLES RETAILING -- 2.3%
          156  BJ's Wholesale Club Holdings,
                  Inc. (a)                                      8,839
          236  Ingles Markets, Inc., Class A                   16,022
          604  SpartanNash Co.                                 12,986
          246  Sprouts Farmers Market, Inc. (a)                 6,125
          134  United Natural Foods, Inc. (a)                   4,931
          228  Weis Markets, Inc.                              12,985
                                                        -------------
                                                               61,888
                                                        -------------
               FOOD PRODUCTS -- 0.2%
           88  Darling Ingredients, Inc. (a)                    6,556
                                                        -------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 5.8%
          532  AngioDynamics, Inc. (a)                         15,055
          102  AtriCure, Inc. (a)                               7,509
           24  Avanos Medical, Inc. (a)                           792
          114  CryoPort, Inc. (a)                               7,247
          138  Cutera, Inc. (a)                                 6,864
           18  Globus Medical, Inc., Class A (a)                1,469
           24  Haemonetics Corp. (a)                            1,506
           46  Heska Corp. (a)                                 12,204
           32  ICU Medical, Inc. (a)                            6,379
          146  Inogen, Inc. (a)                                 8,642
           82  Lantheus Holdings, Inc. (a)                      2,162
          122  LeMaitre Vascular, Inc.                          6,908
          615  Meridian Bioscience, Inc. (a)                   12,448
          492  Natus Medical, Inc. (a)                         13,048
           46  Novocure Ltd. (a)                                6,174
          300  Orthofix Medical, Inc. (a)                      12,720
           48  Quidel Corp. (a)                                 6,190
           64  Shockwave Medical, Inc. (a)                     13,709
           82  STAAR Surgical Co. (a)                          12,666
                                                        -------------
                                                              153,692
                                                        -------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 4.7%
           64  Addus HomeCare Corp. (a)                         5,755
            6  Amedisys, Inc. (a)                               1,101
          172  AMN Healthcare Services,
                  Inc. (a)                                     19,525
           78  Apollo Medical Holdings, Inc. (a)                5,921
           72  CorVel Corp. (a)                                11,866
           46  Fulgent Genetics, Inc. (a)                       4,197
          208  Joint (The) Corp. (a)                           21,251
           70  LHC Group, Inc. (a)                             13,073

                        See Notes to Financial Statements                Page 37


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE PROVIDERS &
                  SERVICES (CONTINUED)
          130  ModivCare, Inc. (a)                      $      25,644
          175  Owens & Minor, Inc.                              6,524
          186  Premier, Inc., Class A                           6,916
           22  US Physical Therapy, Inc.                        2,583
                                                        -------------
                                                              124,356
                                                        -------------
               HEALTH CARE TECHNOLOGY -- 2.1%
           70  Inspire Medical Systems, Inc. (a)               15,649
          630  NextGen Healthcare, Inc. (a)                     9,614
          110  Omnicell, Inc. (a)                              17,080
           28  OptimizeRx Corp. (a)                             1,853
          108  Phreesia, Inc. (a)                               7,727
           70  Vocera Communications, Inc. (a)                  3,394
                                                        -------------
                                                               55,317
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 0.4%
           76  Papa John's International, Inc.                  9,692
            4  RCI Hospitality Holdings, Inc.                     259
                                                        -------------
                                                                9,951
                                                        -------------
               HOUSEHOLD DURABLES -- 2.6%
           90  Century Communities, Inc.                        6,309
          342  Ethan Allen Interiors, Inc.                      8,215
          136  KB Home                                          5,852
           18  Lovesac (The) Co. (a)                            1,018
          198  M/I Homes, Inc. (a)                             12,749
          132  Meritage Homes Corp. (a)                        14,723
           36  Sonos, Inc. (a)                                  1,430
          146  Taylor Morrison Home Corp. (a)                   4,101
          602  Tri Pointe Homes, Inc. (a)                      14,310
                                                        -------------
                                                               68,707
                                                        -------------
               HOUSEHOLD PRODUCTS -- 0.2%
           72  Spectrum Brands Holdings, Inc.                   5,620
                                                        -------------
               INSURANCE -- 3.8%
          106  American Equity Investment Life
                  Holding Co.                                   3,359
          204  Argo Group International
                  Holdings Ltd.                                10,792
          280  CNO Financial Group, Inc.                        6,849
          406  Employers Holdings, Inc.                        16,715
           82  Enstar Group Ltd. (a)                           18,915
           60  HCI Group, Inc.                                  6,700
          178  Horace Mann Educators Corp.                      7,298
          166  Mercury General Corp.                            9,912
           88  Safety Insurance Group, Inc.                     7,155
           92  Selective Insurance Group, Inc.                  7,688
          112  Stewart Information Services
                  Corp.                                         7,050
                                                        -------------
                                                              102,433
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.8%
          208  Liquidity Services, Inc. (a)                     5,075
          114  Revolve Group, Inc. (a)                          6,551

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               INTERNET & DIRECT MARKETING
                  RETAIL (CONTINUED)
           90  Shutterstock, Inc.                       $      10,373
                                                        -------------
                                                               21,999
                                                        -------------
               IT SERVICES -- 1.7%
          312  Brightcove, Inc. (a)                             3,544
          128  CSG Systems International, Inc.                  6,171
           62  ExlService Holdings, Inc. (a)                    7,635
           16  Maximus, Inc.                                    1,393
          166  Perficient, Inc. (a)                            19,791
           66  TTEC Holdings, Inc.                              6,960
                                                        -------------
                                                               45,494
                                                        -------------
               LEISURE PRODUCTS -- 2.8%
           74  Acushnet Holdings Corp.                          3,697
          194  Clarus Corp.                                     5,255
          482  Nautilus, Inc. (a)                               5,495
        1,132  Smith & Wesson Brands, Inc.                     27,315
          114  Sturm Ruger & Co., Inc.                          8,914
          560  Vista Outdoor, Inc. (a)                         22,876
           20  YETI Holdings, Inc. (a)                          1,987
                                                        -------------
                                                               75,539
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.5%
           30  Medpace Holdings, Inc. (a)                       5,471
           26  Repligen Corp. (a)                               7,357
                                                        -------------
                                                               12,828
                                                        -------------
               MACHINERY -- 3.1%
           92  Astec Industries, Inc.                           5,625
           70  Franklin Electric Co., Inc.                      5,949
          156  Greenbrier (The) Cos., Inc.                      6,880
          160  Hillenbrand, Inc.                                7,427
           20  Kadant, Inc.                                     4,182
           64  Lindsay Corp.                                   10,544
          250  Manitowoc (The) Co., Inc. (a)                    6,062
          162  Mueller Industries, Inc.                         7,227
            6  REV Group, Inc.                                     97
          166  Shyft Group (The), Inc.                          7,306
          138  Terex Corp.                                      7,045
           86  Watts Water Technologies, Inc.,
                  Class A                                      14,755
                                                        -------------
                                                               83,099
                                                        -------------
               MARINE -- 0.3%
          112  Matson, Inc.                                     8,867
                                                        -------------
               MEDIA -- 1.9%
          286  AMC Networks, Inc., Class A (a)                 13,594
          622  Gray Television, Inc.                           14,144
          102  John Wiley & Sons, Inc., Class A                 5,926
          192  TechTarget, Inc. (a)                            16,239
           68  TEGNA, Inc.                                      1,205
                                                        -------------
                                                               51,108
                                                        -------------
               METALS & MINING -- 2.2%
          312  Alcoa Corp. (a)                                 13,843
          536  Commercial Metals Co.                           17,484
          276  Schnitzer Steel Industries, Inc.,
                  Class A                                      13,058

Page 38                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               METALS & MINING (CONTINUED)
          620  TimkenSteel Corp. (a)                    $       8,482
          120  Worthington Industries, Inc.                     6,954
                                                        -------------
                                                               59,821
                                                        -------------
               MULTILINE RETAIL -- 0.5%
          184  Big Lots, Inc.                                   8,953
           24  Dillard's, Inc., Class A                         4,571
                                                        -------------
                                                               13,524
                                                        -------------
               MULTI-UTILITIES -- 0.3%
          184  Avista Corp.                                     7,700
           18  NorthWestern Corp.                               1,145
                                                        -------------
                                                                8,845
                                                        -------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 2.3%
          124  Bonanza Creek Energy, Inc.                       4,821
          436  Clean Energy Fuels Corp. (a)                     3,457
          214  CONSOL Energy, Inc. (a)                          4,886
          818  Dorian LPG Ltd.                                 10,814
          326  International Seaways, Inc.                      5,607
          408  Magnolia Oil & Gas Corp.,
                  Class A                                       6,397
          250  Scorpio Tankers, Inc.                            4,053
          788  Teekay Tankers Ltd., Class A (a)                 9,023
          404  World Fuel Services Corp.                       13,073
                                                        -------------
                                                               62,131
                                                        -------------
               PAPER & FOREST PRODUCTS -- 0.9%
          360  Louisiana-Pacific Corp.                         22,839
           30  Schweitzer-Mauduit International,
                  Inc.                                          1,148
                                                        -------------
                                                               23,987
                                                        -------------
               PERSONAL PRODUCTS -- 0.7%
           30  Medifast, Inc.                                   6,837
           20  Nu Skin Enterprises, Inc., Class A               1,012
           66  USANA Health Sciences, Inc. (a)                  6,404
          440  Veru, Inc. (a)                                   3,925
                                                        -------------
                                                               18,178
                                                        -------------
               PHARMACEUTICALS -- 2.3%
          578  Amphastar Pharmaceuticals,
                  Inc. (a)                                     11,363
          108  Collegium Pharmaceutical,
                  Inc. (a)                                      2,217
          548  Corcept Therapeutics, Inc. (a)                  11,661
          958  Innoviva, Inc. (a)                              14,619
          150  Prestige Consumer Healthcare,
                  Inc. (a)                                      8,609
          450  Supernus Pharmaceuticals,
                  Inc. (a)                                     12,389
                                                        -------------
                                                               60,858
                                                        -------------
               PROFESSIONAL SERVICES -- 1.7%
          194  Heidrick & Struggles
                  International, Inc.                           8,385
           50  Kforce, Inc.                                     2,921
          222  Korn Ferry                                      15,693

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               PROFESSIONAL SERVICES (CONTINUED)
           70  ManTech International Corp.,
                  Class A                               $       5,542
          298  Upwork, Inc. (a)                                13,323
                                                        -------------
                                                               45,864
                                                        -------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 1.4%
          182  eXp World Holdings, Inc.                         8,345
          140  Realogy Holdings Corp. (a)                       2,457
          264  RMR Group (The), Inc., Class A                  12,234
          282  St Joe (The) Co.                                13,048
                                                        -------------
                                                               36,084
                                                        -------------
               ROAD & RAIL -- 2.0%
          414  ArcBest Corp.                                   27,626
           36  Heartland Express, Inc.                            604
          398  Marten Transport Ltd.                            6,205
           66  Ryder System, Inc.                               5,246
           34  Saia, Inc. (a)                                   8,165
          260  Schneider National, Inc., Class B                5,860
                                                        -------------
                                                               53,706
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 2.5%
           16  Alpha & Omega Semiconductor
                  Ltd. (a)                                        465
          346  Amkor Technology, Inc.                           9,505
          198  Axcelis Technologies, Inc. (a)                   9,843
           18  Cirrus Logic, Inc. (a)                           1,506
          114  Kulicke & Soffa Industries, Inc.                 8,002
          304  Lattice Semiconductor Corp. (a)                 18,884
          614  Photronics, Inc. (a)                             9,253
           48  Synaptics, Inc. (a)                              9,109
                                                        -------------
                                                               66,567
                                                        -------------
               SOFTWARE -- 4.0%
          118  Agilysys, Inc. (a)                               6,706
           18  Alarm.com Holdings, Inc. (a)                     1,518
           42  Altair Engineering, Inc.,
                  Class A (a)                                   3,107
          118  CommVault Systems, Inc. (a)                      9,554
           66  Digital Turbine, Inc. (a)                        3,858
          172  Ebix, Inc.                                       4,950
          144  InterDigital, Inc.                              10,384
          110  J2 Global, Inc. (a)                             15,147
           78  Mitek Systems, Inc. (a)                          1,745
          178  Sprout Social, Inc., Class A (a)                21,645
           14  SPS Commerce, Inc. (a)                           1,897
          134  Workiva, Inc. (a)                               18,796
          334  Xperi Holding Corp.                              7,138
                                                        -------------
                                                              106,445
                                                        -------------
               SPECIALTY RETAIL -- 4.0%
           96  Aaron's (The) Co., Inc.                          2,546
           56  Buckle (The), Inc.                               2,169
          170  Citi Trends, Inc. (a)                           14,644
           44  Group 1 Automotive, Inc.                         7,279
          312  Haverty Furniture Cos., Inc.                    11,117
          274  Hibbett, Inc.                                   26,219

                        See Notes to Financial Statements                Page 39


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SPECIALTY RETAIL (CONTINUED)
          444  Lumber Liquidators Holdings,
                  Inc. (a)                              $       9,262
          284  MarineMax, Inc. (a)                             13,808
           84  ODP (The) Corp. (a)                              3,962
           28  Sleep Number Corp. (a)                           2,590
          314  Zumiez, Inc. (a)                                12,620
                                                        -------------
                                                              106,216
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.7%
          438  Avid Technology, Inc. (a)                       11,305
          180  Super Micro Computer, Inc. (a)                   6,577
                                                        -------------
                                                               17,882
                                                        -------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 1.2%
           94  Crocs, Inc. (a)                                 13,425
           16  Deckers Outdoor Corp. (a)                        6,696
          110  Fossil Group, Inc. (a)                           1,474
          140  G-III Apparel Group Ltd. (a)                     4,330
           46  Kontoor Brands, Inc.                             2,482
           92  Movado Group, Inc.                               3,325
                                                        -------------
                                                               31,732
                                                        -------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.2%
          150  HomeStreet, Inc.                                 6,128
            6  Kearny Financial Corp.                              76
          952  MGIC Investment Corp.                           14,537
          484  Northwest Bancshares, Inc.                       6,302
          194  Radian Group, Inc.                               4,584
                                                        -------------
                                                               31,627
                                                        -------------
               TOBACCO -- 0.5%
          228  Universal Corp.                                 11,537
           88  Vector Group Ltd.                                1,322
                                                        -------------
                                                               12,859
                                                        -------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 2.6%
          450  Boise Cascade Co.                               26,032
          288  Rush Enterprises, Inc., Class A                 12,701
           48  SiteOne Landscape Supply,
                  Inc. (a)                                      9,605
          152  Veritiv Corp. (a)                               13,630
           68  WESCO International, Inc. (a)                    7,957
                                                        -------------
                                                               69,925
                                                        -------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.4%
          114  Gogo, Inc. (a)                                   1,533
          180  Telephone and Data Systems, Inc.                 3,658
          170  United States Cellular Corp. (a)                 5,431
                                                        -------------
                                                               10,622
                                                        -------------
               TOTAL COMMON STOCKS -- 99.8%                 2,666,472
               (Cost $2,531,298)                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.2%
        4,977  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class -
                  0.01% (c)                             $       4,977
               (Cost $4,977)                            -------------

               TOTAL INVESTMENTS -- 100.0%                  2,671,449
               (Cost $2,536,275) (d)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%                             381
                                                        -------------
               NET ASSETS -- 100.0%                     $   2,671,830
                                                        =============

(a)   Non-income producing security.

(b)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended.

(c)   Rate shown reflects yield as of August 31, 2021.

(d)   Aggregate cost for federal income tax purposes is $2,552,295. As of August
      31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $196,356 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $77,202. The net unrealized appreciation was $119,154.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Common Stocks*          $  2,666,472     $        --     $         --
Money Market Funds             4,977              --               --
                        ---------------------------------------------
Total Investments       $  2,671,449     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

Page 40                 See Notes to Financial Statements


FIRST TRUST INNOVATION LEADERS ETF (ILDR)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.7%
               AEROSPACE & DEFENSE -- 3.7%
          347  AeroVironment, Inc. (a)                  $      35,519
           93  Lockheed Martin Corp.                           33,461
          160  Northrop Grumman Corp.                          58,832
                                                        -------------
                                                              127,812
                                                        -------------
               AUTOMOBILES -- 1.0%
           46  Tesla, Inc. (a)                                 33,843
                                                        -------------
               BIOTECHNOLOGY -- 12.5%
          234  Alnylam Pharmaceuticals, Inc. (a)               47,135
          598  Apellis Pharmaceuticals, Inc. (a)               39,378
        1,087  Arcus Biosciences, Inc. (a)                     31,708
          406  BioAtla, Inc. (a)                               16,683
          226  Intellia Therapeutics, Inc. (a)                 36,280
          730  Myovant Sciences Ltd. (a)                       17,768
           96  Regeneron Pharmaceuticals,
                  Inc. (a)                                     64,646
          604  REGENXBIO, Inc. (a)                             19,509
          421  Rocket Pharmaceuticals, Inc. (a)                14,402
          230  SpringWorks Therapeutics,
                  Inc. (a)                                     17,273
          879  TG Therapeutics, Inc. (a)                       23,795
          319  Ultragenyx Pharmaceutical,
                  Inc. (a)                                     30,716
          244  Vertex Pharmaceuticals, Inc. (a)                48,871
          685  Y-mAbs Therapeutics, Inc. (a)                   21,084
                                                        -------------
                                                              429,248
                                                        -------------
               CAPITAL MARKETS -- 0.6%
           78  Coinbase Global, Inc., Class A (a)              20,202
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 4.1%
           63  Arista Networks, Inc. (a)                       23,280
          628  Ciena Corp. (a)                                 35,878
          205  F5 Networks, Inc. (a)                           41,732
        3,369  Telefonaktiebolaget LM Ericsson,
                  Class B                                      39,939
                                                        -------------
                                                              140,829
                                                        -------------
               CONSTRUCTION & ENGINEERING
                  -- 0.6%
          228  MasTec, Inc. (a)                                20,848
                                                        -------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.9%
        1,720  Radius Global Infrastructure,
                  Inc., Class A (a)                            30,754
                                                        -------------
               ELECTRICAL EQUIPMENT -- 2.6%
          123  Acuity Brands, Inc.                             22,697
        1,162  Bloom Energy Corp., Class A (a)                 24,890
          240  Schneider Electric SE                           42,876
                                                        -------------
                                                               90,463
                                                        -------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 4.8%
          208  Keysight Technologies, Inc. (a)                 37,311
          244  TE Connectivity Ltd.                            36,654
          441  Trimble, Inc. (a)                               41,551

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  (CONTINUED)
          772  Vontier Corp.                            $      28,077
           36  Zebra Technologies Corp.,
                  Class A (a)                                  21,138
                                                        -------------
                                                              164,731
                                                        -------------
               ENTERTAINMENT -- 0.7%
           45  Netflix, Inc. (a)                               25,614
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 0.6%
           24  Equinix, Inc.                                   20,243
                                                        -------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 4.2%
           57  Align Technology, Inc. (a)                      40,413
           51  Dexcom, Inc. (a)                                27,000
          522  Globus Medical, Inc., Class A (a)               42,595
           17  Intuitive Surgical, Inc. (a)                    17,911
          347  Outset Medical, Inc. (a)                        17,104
                                                        -------------
                                                              145,023
                                                        -------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 1.3%
          353  Castle Biosciences, Inc. (a)                    27,086
          153  Guardant Health, Inc. (a)                       19,472
                                                        -------------
                                                               46,558
                                                        -------------
               HEALTH CARE TECHNOLOGY -- 0.3%
          198  Schrodinger, Inc. (a)                           11,819
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 0.5%
          105  Airbnb, Inc., Class A (a)                       16,274
                                                        -------------
               HOUSEHOLD DURABLES -- 0.9%
          300  Sony Group Corp.                                30,978
                                                        -------------
               INDUSTRIAL CONGLOMERATES
                  -- 1.8%
          108  Honeywell International, Inc.                   25,046
          222  Siemens AG                                      36,918
                                                        -------------
                                                               61,964
                                                        -------------
               INTERACTIVE MEDIA & SERVICES
                  -- 7.9%
           48  Alphabet, Inc., Class C (a)                    139,644
          351  Facebook, Inc., Class A (a)                    133,162
                                                        -------------
                                                              272,806
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 3.8%
           24  Amazon.com, Inc. (a)                            83,299
          214  Etsy, Inc. (a)                                  46,280
                                                        -------------
                                                              129,579
                                                        -------------
               IT SERVICES -- 7.7%
            9  Adyen N.V. (a) (b) (c)                          29,059
           90  MongoDB, Inc. (a)                               35,264
          406  Pagseguro Digital Ltd.,
                  Class A (a)                                  24,145
          193  PayPal Holdings, Inc. (a)                       55,711
          160  Square, Inc., Class A (a)                       42,891

                        See Notes to Financial Statements                Page 41


FIRST TRUST INNOVATION LEADERS ETF (ILDR)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               IT SERVICES (CONTINUED)
        1,570  Switch, Inc., Class A                    $      38,952
          105  Twilio, Inc., Class A (a)                       37,481
                                                        -------------
                                                              263,503
                                                        -------------
               LEISURE PRODUCTS -- 1.3%
          183  Peloton Interactive, Inc.,
                  Class A (a)                                  18,335
          231  Polaris, Inc.                                   27,664
                                                        -------------
                                                               45,999
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.6%
          356  NanoString Technologies, Inc. (a)               20,719
                                                        -------------
               MACHINERY -- 0.6%
          100  FANUC Corp.                                     21,806
                                                        -------------
               PHARMACEUTICALS -- 0.9%
          291  Reata Pharmaceuticals, Inc.,
                  Class A (a)                                  30,994
                                                        -------------
               ROAD & RAIL -- 1.6%
        1,396  Uber Technologies, Inc. (a)                     54,639
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 7.3%
          700  Allegro MicroSystems, Inc. (a)                  21,035
           93  Lam Research Corp.                              56,248
          253  NVIDIA Corp.                                    56,634
          202  NXP Semiconductors N.V.                         43,456
          691  Rambus, Inc. (a)                                16,446
          154  Skyworks Solutions, Inc.                        28,253
          240  Teradyne, Inc.                                  29,146
                                                        -------------
                                                              251,218
                                                        -------------
               SOFTWARE -- 26.9%
           84  Adobe, Inc. (a)                                 55,751
          132  Autodesk, Inc. (a)                              40,932
          386  C3.ai, Inc., Class A (a)                        19,895
          126  Crowdstrike Holdings, Inc.,
                  Class A (a)                                  35,406
          138  CyberArk Software Ltd. (a)                      23,176
          231  Datadog, Inc., Class A (a)                      31,832
          308  Domo, Inc., Class B (a)                         27,566
          766  Dynatrace, Inc. (a)                             52,647
          225  Elastic N.V. (a)                                35,899
          153  Five9, Inc. (a)                                 24,209
          111  Fortinet, Inc. (a)                              34,981
          413  Microsoft Corp.                                124,676
          761  ON24, Inc. (a)                                  17,206
          132  RingCentral, Inc., Class A (a)                  33,298
          268  salesforce.com, Inc. (a)                        71,092
          102  ServiceNow, Inc. (a)                            65,651
          299  Smartsheet, Inc., Class A (a)                   23,791
          296  Sprout Social, Inc., Class A (a)                35,994
          631  Telos Corp. (a)                                 20,823
          475  Tenable Holdings, Inc. (a)                      21,076
          426  Trade Desk (The), Inc.,
                  Class A (a)                                  34,101

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               SOFTWARE (CONTINUED)
          208  Workday, Inc., Class A (a)               $      56,817
          282  Workiva, Inc. (a)                               39,556
                                                        -------------
                                                              926,375
                                                        -------------
               TOTAL COMMON STOCKS -- 99.7%                 3,434,841
               (Cost $3,113,558)                        -------------

               MONEY MARKET FUNDS -- 0.3%
        9,138  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class -
                  0.01% (d)                                     9,138
               (Cost $9,138)                            -------------

               TOTAL INVESTMENTS -- 100.0%                  3,443,979
               (Cost $3,122,696) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%                          (806)
                                                        -------------
               NET ASSETS -- 100.0%                     $   3,443,173
                                                        =============

(a)   Non-income producing security.

(b)   This security is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(d)   Rate shown reflects yield as of August 31, 2021.

(e)   Aggregate cost for federal income tax purposes is $3,122,744. As of August
      31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $411,492 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $90,257. The net unrealized appreciation was $321,235.

Page 42                 See Notes to Financial Statements


FIRST TRUST INNOVATION LEADERS ETF (ILDR)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Common Stocks*          $  3,434,841     $        --     $         --
Money Market Funds             9,138              --               --
                        ---------------------------------------------
Total Investments       $  3,443,979     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

                                               % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION              INVESTMENTS
----------------------------------------------------------
United States Dollar                              94.1%
Euro                                               3.2
Japanese Yen                                       1.5
Swedish Krona                                      1.2
                                                --------
     Total                                       100.0%
                                                ========

                        See Notes to Financial Statements                Page 43


FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               COMMUNICATIONS EQUIPMENT
                  -- 0.9%
          405  Arista Networks, Inc. (a)                $     149,660
                                                        -------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 3.8%
          210  CDW Corp.                                       42,128
        4,695  Corning, Inc.                                  187,753
        1,005  Keysight Technologies, Inc. (a)                180,277
          465  Trimble, Inc. (a)                               43,812
          285  Zebra Technologies Corp.,
                  Class A (a)                                 167,344
                                                        -------------
                                                              621,314
                                                        -------------
               ENTERTAINMENT -- 2.2%
        4,290  Activision Blizzard, Inc.                      353,367
                                                        -------------
               INTERACTIVE MEDIA & SERVICES
                  -- 9.4%
          270  Alphabet, Inc., Class A (a)                    781,366
        2,010  Facebook, Inc., Class A (a)                    762,554
                                                        -------------
                                                            1,543,920
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 2.0%
        3,765  eBay, Inc.                                     288,926
          195  Etsy, Inc. (a)                                  42,171
                                                        -------------
                                                              331,097
                                                        -------------
               IT SERVICES -- 14.0%
        2,340  Automatic Data Processing, Inc.                489,154
          300  EPAM Systems, Inc. (a)                         189,843
          150  Gartner, Inc. (a)                               46,311
        1,800  Mastercard, Inc., Class A                      623,214
        1,980  Paychex, Inc.                                  226,651
        2,520  PayPal Holdings, Inc. (a)                      727,423
                                                        -------------
                                                            2,302,596
                                                        -------------
               MEDIA -- 1.7%
        1,035  Altice USA, Inc., Class A (a)                   28,400
          795  DISH Network Corp., Class A (a)                 34,654
        1,410  News Corp., Class A                             31,683
          435  Omnicom Group, Inc.                             31,851
        3,585  ViacomCBS, Inc., Class B                       148,598
                                                        -------------
                                                              275,186
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 29.0%
        4,755  Applied Materials, Inc.                        642,543
        1,395  Broadcom, Inc.                                 693,608
          255  Enphase Energy, Inc. (a)                        44,301
          315  Entegris, Inc.                                  37,844
          840  KLA Corp.                                      285,566
          780  Lam Research Corp.                             471,760
           90  Monolithic Power Systems, Inc.                  44,544
        3,900  NVIDIA Corp.                                   873,015
          930  ON Semiconductor Corp. (a)                      41,255
          195  Qorvo, Inc. (a)                                 36,666
        4,950  QUALCOMM, Inc.                                 726,115

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT (CONTINUED)
          900  Skyworks Solutions, Inc.                 $     165,114
          270  Teradyne, Inc.                                  32,789
        3,465  Texas Instruments, Inc.                        661,503
                                                        -------------
                                                            4,756,623
                                                        -------------
               SOFTWARE -- 31.7%
        1,320  Adobe, Inc. (a)                                876,084
        1,200  Autodesk, Inc. (a)                             372,108
        1,530  Cadence Design Systems, Inc. (a)               250,124
          705  Dynatrace, Inc. (a)                             48,455
          900  Fortinet, Inc. (a)                             283,626
        1,485  Intuit, Inc.                                   840,673
        2,670  Microsoft Corp.                                806,020
        8,250  Oracle Corp.                                   735,322
          270  PTC, Inc. (a)                                   35,548
          840  Synopsys, Inc. (a)                             279,082
        2,550  Trade Desk (The), Inc.,
                  Class A (a)                                 204,128
        1,620  Zoom Video Communications,
                  Inc., Class A (a)                           468,990
                                                        -------------
                                                            5,200,160
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 5.2%
        5,295  Apple, Inc.                                    803,940
          465  NetApp, Inc.                                    41,352
                                                        -------------
                                                              845,292
                                                        -------------
               TOTAL COMMON STOCKS -- 99.9%                16,379,215
               (Cost $15,557,719)                       -------------

               MONEY MARKET FUNDS -- 0.1%
       22,784  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class -
                  0.01% (b)                                    22,784
               (Cost $22,784)                           -------------

               TOTAL INVESTMENTS -- 100.0%                 16,401,999
               (Cost $15,580,503) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%                        (2,813)
                                                        -------------
               NET ASSETS -- 100.0%                     $  16,399,186
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $15,580,503. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,186,818 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $365,322. The net unrealized appreciation was $821,496.

Page 44                 See Notes to Financial Statements


FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                          QUOTED         OBSERVABLE      UNOBSERVABLE
                          PRICES           INPUTS           INPUTS
                        ---------------------------------------------
Common Stocks*          $ 16,379,215     $        --     $         --
Money Market Funds            22,784              --               --
                        ---------------------------------------------
Total Investments       $ 16,401,999     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 45


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2021


                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                        LOW DURATION        ACTIVE FACTOR       ACTIVE FACTOR
                                                                       STRATEGIC FOCUS      LARGE CAP ETF        MID CAP ETF
                                                                         ETF (LDSF)            (AFLG)              (AFMC)
                                                                       ---------------     ---------------     ---------------
ASSETS:
Investments, at value - Affiliated...............................      $   156,217,249     $            --     $            --
Investments, at value - Unaffiliated.............................           27,881,555           4,002,986           1,305,590
                                                                       ---------------     ---------------     ---------------
Total investments, at value......................................          184,098,804           4,002,986           1,305,590
Cash.............................................................                   --                  --                  --
Dividends receivable.............................................                4,306               6,313               1,175
                                                                       ---------------     ---------------     ---------------
   Total Assets..................................................          184,103,110           4,009,299           1,306,765
                                                                       ---------------     ---------------     ---------------

LIABILITIES:
Investment advisory fees payable.................................               31,180               1,844                 709
                                                                       ---------------     ---------------     ---------------
   Total Liabilities.............................................               31,180               1,844                 709
                                                                       ---------------     ---------------     ---------------
NET ASSETS.......................................................      $   184,071,930     $     4,007,455     $     1,306,056
                                                                       ===============     ===============     ===============
NET ASSETS CONSIST OF:
Paid-in capital..................................................      $   186,601,295     $     3,985,011     $     1,420,934
Par value........................................................               91,000               1,500                 500
Accumulated distributable earnings (loss)........................           (2,620,365)             20,944            (115,378)
                                                                       ---------------     ---------------     ---------------
NET ASSETS.......................................................      $   184,071,930     $     4,007,455     $     1,306,056
                                                                       ===============     ===============     ===============
NET ASSET VALUE, per share.......................................      $         20.23     $         26.72     $         26.12
                                                                       ===============     ===============     ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)........................            9,100,002             150,002              50,002
                                                                       ===============     ===============     ===============
Investments, at cost - Affiliated................................      $   156,811,021     $            --     $            --
                                                                       ===============     ===============     ===============
Investments, at cost - Unaffiliated..............................      $    27,632,659     $     3,729,428     $     1,179,390
                                                                       ===============     ===============     ===============
Total investments, at cost.......................................      $   184,443,680     $     3,729,428     $     1,179,390
                                                                       ===============     ===============     ===============


Page 46                 See Notes to Financial Statements



  FIRST TRUST         FIRST TRUST         FIRST TRUST
 ACTIVE FACTOR        INNOVATION           EXPANDED
 SMALL CAP ETF        LEADERS ETF       TECHNOLOGY ETF
    (AFSM)              (ILDR)              (XPND)
---------------     ---------------     ---------------

$            --     $            --     $            --
      2,671,449           3,443,979          16,401,999
---------------     ---------------     ---------------
      2,671,449           3,443,979          16,401,999
             --                  33                  --
          1,613               1,281               6,094
---------------     ---------------     ---------------
      2,673,062           3,445,293          16,408,093
---------------     ---------------     ---------------

          1,232               2,120               8,907
---------------     ---------------     ---------------
          1,232               2,120               8,907
---------------     ---------------     ---------------
$     2,671,830     $     3,443,173     $    16,399,186
===============     ===============     ===============

$     2,865,541     $     3,115,357     $    15,570,190
          1,000               1,500               7,500
       (194,711)            326,316             821,496
---------------     ---------------     ---------------
$     2,671,830     $     3,443,173     $    16,399,186
===============     ===============     ===============
$         26.72     $         22.95     $         21.87
===============     ===============     ===============

        100,002             150,002             750,002
===============     ===============     ===============
$            --     $            --     $            --
===============     ===============     ===============
$     2,536,275     $     3,122,696     $    15,580,503
===============     ===============     ===============
$     2,536,275     $     3,122,696     $    15,580,503
===============     ===============     ===============


                        See Notes to Financial Statements                Page 47


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2021


                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                        LOW DURATION        ACTIVE FACTOR       ACTIVE FACTOR
                                                                       STRATEGIC FOCUS      LARGE CAP ETF        MID CAP ETF
                                                                         ETF (LDSF)            (AFLG)              (AFMC)
                                                                       ---------------     ---------------     ---------------
INVESTMENT INCOME:
Dividends - Affiliated...........................................      $     2,703,166     $            --     $            --
Dividends - Unaffiliated.........................................              553,628              85,362              26,959
Foreign withholding tax..........................................                   --                  --                 (28)
                                                                       ---------------     ---------------     ---------------
   Total investment income.......................................            3,256,794              85,362              26,931
                                                                       ---------------     ---------------     ---------------

EXPENSES:
Investment advisory fees.........................................              318,181              28,106              12,002
                                                                       ---------------     ---------------     ---------------
   Total expenses................................................              318,181              28,106              12,002
                                                                       ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS).....................................            2,938,613              57,256              14,929
                                                                       ---------------     ---------------     ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated......................................              295,984                  --                  --
   Investments - Unaffiliated....................................              (32,417)           (136,023)            (21,852)
   In-kind redemptions - Affiliated..............................            1,153,419                  --                  --
   In-kind redemptions - Unaffiliated............................               70,342           1,374,831             636,223
   Distribution of capital gains from investment
      companies - Affiliated.....................................              261,464                  --                  --
   Distribution of capital gains from investment
      companies - Unaffiliated...................................                4,257                  --                  --
   Foreign currency transactions.................................                   --                  --                  --
                                                                       ---------------     ---------------     ---------------
Net realized gain (loss).........................................            1,753,049           1,238,808             614,371
                                                                       ---------------     ---------------     ---------------
Net change in unrealized appreciation (depreciation) on :
   Investments - Affiliated......................................           (2,118,583)                 --                  --
   Investments - Unaffiliated....................................             (130,233)             84,230             138,549
                                                                       ---------------     ---------------     ---------------
Net change in unrealized appreciation (depreciation).............           (2,248,816)             84,230             138,549
                                                                       ---------------     ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................             (495,767)          1,323,038             752,920
                                                                       ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................................      $     2,442,846     $     1,380,294     $       767,849
                                                                       ===============     ===============     ===============


(a)   Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is June 14, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 48                 See Notes to Financial Statements



  FIRST TRUST         FIRST TRUST         FIRST TRUST
 ACTIVE FACTOR        INNOVATION           EXPANDED
 SMALL CAP ETF        LEADERS ETF       TECHNOLOGY ETF
    (AFSM)            (ILDR) (a)          (XPND) (b)
---------------     ---------------     ---------------

$            --     $            --     $            --
         20,127               1,996              16,570
            (25)                (11)                 --
---------------     ---------------     ---------------
         20,102               1,985              16,570
---------------     ---------------     ---------------

         14,709               5,655              17,440
---------------     ---------------     ---------------
         14,709               5,655              17,440
---------------     ---------------     ---------------
          5,393              (3,670)               (870)
---------------     ---------------     ---------------

             --                  --                  --
        (41,767)              8,728                  --
             --                  --                  --
        773,543                  --                  --

             --                  --                  --

             --                  --                  --
             --                 (25)                 --
---------------     ---------------     ---------------
        731,776               8,703                  --
---------------     ---------------     ---------------

             --                  --                  --
         89,504             321,283             821,496
---------------     ---------------     ---------------
         89,504             321,283             821,496
---------------     ---------------     ---------------
        821,280             329,986             821,496
---------------     ---------------     ---------------

$       826,673     $       326,316      $      820,626
===============     ===============     ===============


                        See Notes to Financial Statements                Page 49


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                                     FIRST TRUST                         FIRST TRUST
                                                                    LOW DURATION                        ACTIVE FACTOR
                                                                 STRATEGIC FOCUS ETF                    LARGE CAP ETF
                                                                       (LDSF)                              (AFLG)
                                                          ---------------------------------   ---------------------------------
                                                            Year Ended        Year Ended        Year Ended       Period Ended
                                                             8/31/2021         8/31/2020         8/31/2021       8/31/2020 (a)
                                                          ---------------   ---------------   ---------------   ---------------
OPERATIONS:
Net investment income (loss)............................  $     2,938,613   $     2,539,741   $        57,256   $        23,037
Net realized gain (loss)................................        1,753,049        (2,893,988)        1,238,808           (91,727)
Net change in unrealized appreciation (depreciation)....       (2,248,816)        1,656,771            84,230           189,328
                                                          ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations...........................................        2,442,846         1,302,524         1,380,294           120,638
                                                          ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................       (3,935,676)       (2,633,376)          (53,635)          (17,680)
                                                          ---------------   ---------------   ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................      106,710,761       118,598,581         8,097,356         3,045,020
Cost of shares redeemed.................................      (51,846,837)      (36,794,658)       (7,515,991)       (1,048,547)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions.............................       54,863,924        81,803,923           581,365         1,996,473
                                                          ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets.................       53,371,094        80,473,071         1,908,024         2,099,431

NET ASSETS:
Beginning of period.....................................      130,700,836        50,227,765         2,099,431                --
                                                          ---------------   ---------------   ---------------   ---------------
End of period...........................................  $   184,071,930   $   130,700,836   $     4,007,455   $     2,099,431
                                                          ===============   ===============   ===============   ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................        6,400,002         2,450,002           100,002                --
Shares sold.............................................        5,250,000         5,800,000           350,000           150,002
Shares redeemed.........................................       (2,550,000)       (1,850,000)         (300,000)          (50,000)
                                                          ---------------   ---------------   ---------------   ---------------
Shares outstanding, end of period.......................        9,100,002         6,400,002           150,002           100,002
                                                          ===============   ===============   ===============   ===============


(a)   Inception date is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c)   Inception date is June 14, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 50                 See Notes to Financial Statements



           FIRST TRUST                         FIRST TRUST                FIRST TRUST       FIRST TRUST
          ACTIVE FACTOR                       ACTIVE FACTOR               INNOVATION         EXPANDED
           MID CAP ETF                        SMALL CAP ETF               LEADERS ETF     TECHNOLOGY ETF
             (AFMC)                              (AFSM)                     (ILDR)            (XPND)
---------------------------------   ---------------------------------   ---------------   ---------------
  Year Ended       Period Ended       Year Ended       Period Ended      Period Ended      Period Ended
   8/31/2021       8/31/2020 (a)       8/31/2021       8/31/2020 (a)     8/31/2021 (b)     8/31/2021 (c)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

$        14,929   $        17,733   $         5,393   $        11,974   $        (3,670)  $          (870)
        614,371          (152,076)          731,776          (210,183)            8,703                --
        138,549           (12,349)           89,504            45,670           321,283           821,496
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

        767,849          (146,692)          826,673          (152,539)          326,316           820,626
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

        (17,180)          (14,061)           (8,250)           (9,970)               --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

      1,175,597         3,032,718         2,572,524         3,026,068         3,116,857        15,578,560
     (2,457,585)       (1,034,590)       (2,563,922)       (1,018,754)               --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

     (1,281,988)        1,998,128             8,602         2,007,314         3,116,857        15,578,560
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
       (531,319)        1,837,375           827,025         1,844,805         3,443,173        16,399,186

      1,837,375                --         1,844,805                --                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$     1,306,056   $     1,837,375   $     2,671,830   $     1,844,805   $     3,443,173   $    16,399,186
===============   ===============   ===============   ===============   ===============   ===============

        100,002                --           100,002                --                --                --
         50,000           150,002           100,000           150,002           150,002           750,002
       (100,000)          (50,000)         (100,000)          (50,000)               --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
         50,002           100,002           100,002           100,002           150,002           750,002
===============   ===============   ===============   ===============   ===============   ===============


                        See Notes to Financial Statements                Page 51


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF)


                                                                      YEAR             YEAR            PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                   8/31/2021        8/31/2020      8/31/2019 (a)
                                                                 --------------   --------------   --------------
Net asset value, beginning of period...........................    $    20.42       $    20.50       $    20.03
                                                                   ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................          0.38             0.49             0.43
Net realized and unrealized gain (loss)........................         (0.06)           (0.07)            0.47
                                                                   ----------       ----------       ----------
Total from investment operations...............................          0.32             0.42             0.90
                                                                   ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................         (0.51)           (0.50)           (0.43)
                                                                   ----------       ----------       ----------
Net asset value, end of period.................................    $    20.23       $    20.42       $    20.50
                                                                   ==========       ==========       ==========
TOTAL RETURN (b)...............................................          1.57%            2.09%            4.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................    $  184,072       $  130,701       $   50,228
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)..............          0.20%            0.20%            0.20% (d)
Ratio of net investment income (loss) to average net assets....          1.85%            2.36%            3.16% (d)
Portfolio turnover rate (e)....................................            54%              71%              14%


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)


                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2021      8/31/2020 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................    $    20.99       $    19.87
                                                                   ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................          0.27             0.23
Net realized and unrealized gain (loss)........................          5.72             1.07
                                                                   ----------       ----------
Total from investment operations...............................          5.99             1.30
                                                                   ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................         (0.26)           (0.18)
                                                                   ----------       ----------
Net asset value, end of period.................................    $    26.72       $    20.99
                                                                   ==========       ==========
TOTAL RETURN (b)...............................................         28.74%            6.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................    $    4,007       $    2,099
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.55%            0.55% (d)
Ratio of net investment income (loss) to average net assets....          1.12%            1.62% (d)
Portfolio turnover rate (e)....................................            70%              55%


(a)   Inception dates for LDSF and AFLG are January 3, 2019 and December 3,
      2019, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 52                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)


                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2021      8/31/2020 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................    $    18.37       $    19.88
                                                                   ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................          0.19             0.18
Net realized and unrealized gain (loss)........................          7.76            (1.55)
                                                                   ----------       ----------
Total from investment operations...............................          7.95            (1.37)
                                                                   ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................         (0.20)           (0.14)
                                                                   ----------       ----------
Net asset value, end of period.................................    $    26.12       $    18.37
                                                                   ==========       ==========
TOTAL RETURN (b)...............................................         43.52%           (6.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................    $    1,306       $    1,837
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.65%            0.65% (c)
Ratio of net investment income (loss) to average net assets....          0.81%            1.34% (c)
Portfolio turnover rate (d)....................................            80%              66%


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)


                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2021      8/31/2020 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................    $    18.45       $    19.95
                                                                   ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................          0.05             0.12
Net realized and unrealized gain (loss)........................          8.30            (1.52)
                                                                   ----------       ----------
Total from investment operations...............................          8.35            (1.40)
                                                                   ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................         (0.08)           (0.10)
                                                                   ----------       ----------
Net asset value, end of period.................................    $    26.72       $    18.45
                                                                   ==========       ==========
TOTAL RETURN (b)...............................................         45.40%           (7.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................    $    2,672       $    1,845
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (e)..............          0.75%            0.75% (c)
Ratio of net investment income (loss) to average net assets....          0.27%            0.91% (c)
Portfolio turnover rate (d)....................................            86%              65%


(a)   Inception date for AFMC and AFSM is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying securities in which the Fund invests. This ratio does not include these indirect fees and expenses.

                        See Notes to Financial Statements                Page 53


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INNOVATION LEADERS ETF (ILDR)


                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................    $    20.07
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................         (0.02)
Net realized and unrealized gain (loss)........................          2.90
                                                                   ----------
Total from investment operations...............................          2.88
                                                                   ----------
Net asset value, end of period.................................    $    22.95
                                                                   ==========
TOTAL RETURN (b)...............................................         14.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................    $    3,443
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.75% (c)
Ratio of net investment income (loss) to average net assets....         (0.49)% (c)
Portfolio turnover rate (d)....................................             9%


FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)


                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2021 (a)
                                                                 --------------
Net asset value, beginning of period...........................    $    20.18
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................         (0.00) (e)
Net realized and unrealized gain (loss)........................          1.69
                                                                   ----------
Total from investment operations...............................          1.69
                                                                   ----------
Net asset value, end of period.................................    $    21.87
                                                                   ==========
TOTAL RETURN (b)...............................................          8.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................    $   16,399
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.65% (c)
Ratio of net investment income (loss) to average net assets....         (0.03)% (c)
Portfolio turnover rate (d)....................................             0%


(a)   Inception dates for ILDR and XPND are May 25, 2021 and June 14, 2021, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount is less than $0.01.

Page 54                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of forty-nine funds that are offering shares. This report covers the six funds (each a "Fund" and collectively, the "Funds") listed below:

        First Trust Low Duration Strategic Focus ETF- (The Nasdaq Stock Market
           LLC ("Nasdaq") ticker "LDSF")
        First Trust Active Factor Large Cap ETF - (NYSE Arca, Inc. ("NYSE Arca")
           ticker "AFLG")
        First Trust Active Factor Mid Cap ETF - (NYSE Arca ticker "AFMC")
        First Trust Active Factor Small Cap ETF - (NYSE Arca ticker "AFSM")
        First Trust Innovation Leaders ETF - (NYSE Arca ticker "ILDR")(1)
        First Trust Expanded Technology ETF - (NYSE Arca ticker "XPND")(2)

(1)   Commenced investment operations on May 25, 2021.

(2)   Commenced investment operations on June 14, 2021

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund. Each Fund's investment objective seeks to provide capital appreciation, with the exception of LDSF and
XPND. LDSF's primary investment objective seeks to generate current income, with a secondary objective of preservation of capital. XPND's investment objective seeks to provide long-term capital appreciation.

Under normal market conditions, LDSF will invest at least 80% of its net assets
(including investment borrowings) in a portfolio of U.S.-listed exchange-traded funds ("ETFs") that principally invest in income-generating securities that provide the Fund with an effective portfolio duration of three years or less. A significant portion of the ETFs in which the Fund invests may be advised by
First Trust. The Fund may invest in ETFs that invest principally in corporate bonds, floating rate loans and fixed-to-floating rate loans, senior loans, mortgage-backed securities, hybrid income securities (including convertible, contingent convertible and preferred securities), government debt and other fixed income securities. The securities to which the Fund may have exposure may be issued by both U.S. and non-U.S. issuers, including both corporate and governmental issuers located in countries considered to be emerging markets. The
Fund may also invest up to 40% of its net assets in ETFs that have exposure to
U.S. corporate high yield securities (also known as "junk bonds") and senior loans. The Fund may invest up to 20% of its net assets in bonds issued by
non-U.S. government and corporate issuers, including up to 10% of its net assets in ETFs holding debt of issuers located in countries considered to be emerging markets. The Fund may also invest up to 10% of its net assets in ETFs holding preferred securities and up to 10% of its net assets in ETFs holding convertible securities.

Under normal market conditions, AFLG will invest at least 80% of its net assets
(including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies.

Under normal market conditions, AFMC will invest at least 80% of its net assets
(including investment borrowings) in U.S.-listed equity securities issued by mid capitalization companies.

Under normal market conditions, AFSM will invest at least 80% of its net assets
(including investment borrowings) in U.S.-listed equity securities issued by small capitalization companies.

Under normal market conditions, ILDR will invest at least 80% of its net assets
(including investment borrowings) in common stock and depository receipts issued by U.S. and non-U.S. companies that may benefit from the development or application of scientific and technological innovation.

Under normal market conditions, XPND will invest at least 80% of its net assets
(including investment borrowings) in the common stocks of companies identified by the Fund's investment advisor as either information technology companies or consumer discretionary and communication services companies whose operations are principally derived from and/or dependent upon technology (such companies are collectively referred to herein as "Expanded Technology Companies").

There can be no assurance that a Fund will achieve its investment objective. The
Funds may not be appropriate for all investors.

                                                                         Page 55


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. AFFILIATED TRANSACTIONS

LDSF invests in securities of affiliated funds. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the
Statements of Operations.

                                                                         Page 57


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Amounts related to these investments at August 31, 2021 and for the fiscal year then ended are as follows:


                                                                              CHANGE IN
                                                                              UNREALIZED     REALIZED
                   SHARES AT      VALUE AT                                   APPRECIATION      GAIN         VALUE AT     DIVIDEND
 SECURITY NAME     8/31/2021     8/31/2020     PURCHASES        SALES       (DEPRECIATION)    (LOSS)       8/31/2021      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
First Trust
   Emerging
   Markets
   Local
   Currency
   Bond ETF            131,585  $  3,325,789  $  3,029,940  $   (2,073,892) $      171,669  $    62,491   $  4,515,997  $   (88,392)
First Trust
   Enhanced
   Short
   Maturity ETF        307,407    12,981,008    16,031,047     (10,559,751)        (17,693)      (8,635)    18,425,976       50,754
First Trust
   Low Duration
   Opportunities
   ETF                 448,343    38,996,208    48,542,466     (13,183,819)       (871,417)      19,969     73,503,407      967,164
First Trust
   Senior Loan
   Fund                671,805     6,685,589    37,108,836     (11,651,491)       (120,191)     163,434     32,186,177      446,207
First Trust
   Tactical
   High Yield
   ETF                 189,796     6,753,583    22,050,163     (20,142,224)         30,874      493,730      9,186,126      868,457
First Trust TCW
   Opportunistic
   Fixed Income
   ETF                      --    35,966,995    16,631,446     (52,301,307)     (1,277,924)     980,790(a)          --      391,066
First Trust TCW
   Unconstrained
   Plus Bond
   ETF                 691,713            --    19,041,019        (606,640)        (33,901)        (912)    18,399,566       67,910
                                ------------  ------------  --------------  --------------  -----------   ------------  -----------
                                $104,709,172  $162,434,917  $ (110,519,124) $   (2,118,583) $ 1,710,867   $156,217,249  $ 2,703,166
                                ============  ============  ==============  ==============  ===========   ============  ===========


(a)   Includes $261,464 of capital gain distributions.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, with the exception of LDSF which declares and pays monthly, or as the
Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2021, was as follows:


                                                       Distributions    Distributions    Distributions
                                                         paid from        paid from        paid from
                                                         Ordinary          Capital         Return of
                                                          Income            Gains           Capital
                                                       -------------    -------------    -------------
First Trust Low Duration Strategic Focus ETF           $   3,935,676    $          --    $          --
First Trust Active Factor Large Cap ETF                       53,635               --               --
First Trust Active Factor Mid Cap ETF                         17,180               --               --
First Trust Active Factor Small Cap ETF                        8,250               --               --
First Trust Innovation Leaders ETF                                --               --               --
First Trust Expanded Technology ETF                               --               --               --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2020, was as follows:


                                                       Distributions    Distributions    Distributions
                                                         paid from        paid from        paid from
                                                         Ordinary          Capital         Return of
                                                          Income            Gains           Capital
                                                       -------------    -------------    -------------
First Trust Low Duration Strategic Focus ETF           $   2,633,376    $          --    $          --
First Trust Active Factor Large Cap ETF                       17,680               --               --
First Trust Active Factor Mid Cap ETF                         14,061               --               --
First Trust Active Factor Small Cap ETF                        9,970               --               --


As of August 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:



                                                                         Accumulated          Net
                                                       Undistributed     Capital and      Unrealized
                                                         Ordinary           Other        Appreciation
                                                          Income         Gain (Loss)     (Depreciation)
                                                       -------------    -------------    -------------
First Trust Low Duration Strategic Focus ETF           $          --    $  (2,126,627)   $    (493,738)
First Trust Active Factor Large Cap ETF                        8,978         (246,427)         258,393
First Trust Active Factor Mid Cap ETF                          1,421         (237,064)         120,265
First Trust Active Factor Small Cap ETF                           --         (313,865)         119,154
First Trust Innovation Leaders ETF                             5,081               --          321,235
First Trust Expanded Technology ETF                               --               --          821,496


E. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For LDSF, the taxable years ended
2019, 2020, and 2021 remain open to federal and state audit. For AFLG, AFMC and
AFSM, the taxable years ended 2020 and 2021 remain open to federal and state audit. For ILDR and XPND, the taxable year ended 2021 remains open to federal and state audit. As of August 31, 2021, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2021, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Funds' shareholders.

                                                             Non-Expiring
                                                             Capital Loss
                                                             Carryforwards
                                                            ---------------
First Trust Low Duration Strategic Focus ETF                  $ 2,126,627
First Trust Active Factor Large Cap ETF                           246,427
First Trust Active Factor Mid Cap ETF                             237,064
First Trust Active Factor Small Cap ETF                           313,865
First Trust Innovation Leaders ETF                                     --
First Trust Expanded Technology ETF                                    --

                                                                         Page 59


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

During the taxable year ended August 31, 2021, the following Fund utilized non-expiring capital loss carryforwards in the following amount:

                                                             Capital Loss
                                                             Carryforwards
                                                               Utilized
                                                            ---------------
First Trust Low Duration Strategic Focus ETF                  $   350,288

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended August 31, 2021, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended August 31, 2021, the adjustments for each Fund were as follows:


                                                                         Accumulated
                                                        Accumulated      Net Realized
                                                       Net Investment    Gain (Loss)        Paid-in
                                                       Income (Loss)    on Investments      Capital
                                                       --------------   --------------   -------------
First Trust Low Duration Strategic Focus ETF           $      997,063   $   (1,403,551)  $     406,488
First Trust Active Factor Large Cap ETF                            --       (1,316,665)      1,316,665
First Trust Active Factor Mid Cap ETF                              --         (613,812)        613,812
First Trust Active Factor Small Cap ETF                           853         (746,803)        745,950
First Trust Innovation Leaders ETF                              3,670           (3,670)             --
First Trust Expanded Technology ETF                               870               --            (870)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the
Funds.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of each Fund's assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay First
Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:

                                                                 Rate
                                                            --------------
First Trust Low Duration Strategic Focus ETF                    0.20%
First Trust Active Factor Large Cap ETF                         0.55%
First Trust Active Factor Mid Cap ETF                           0.65%
First Trust Active Factor Small Cap ETF                         0.75%
First Trust Innovation Leaders ETF                              0.75%
First Trust Expanded Technology ETF                             0.65%


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

In addition, LDSF incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2021, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                         Purchases          Sales
                                                       --------------   --------------
First Trust Low Duration Strategic Focus ETF           $   85,016,547   $   85,521,055
First Trust Active Factor Large Cap ETF                     3,403,945        3,396,604
First Trust Active Factor Mid Cap ETF                       1,404,228        1,402,868
First Trust Active Factor Small Cap ETF                     1,644,775        1,644,693
First Trust Innovation Leaders ETF                            348,920          231,789
First Trust Expanded Technology ETF                                --               --


For the fiscal period ended August 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                         Purchases          Sales
                                                       --------------   --------------
First Trust Low Duration Strategic Focus ETF           $  106,640,490   $   51,761,469
First Trust Active Factor Large Cap ETF                     8,080,185        7,504,648
First Trust Active Factor Mid Cap ETF                       1,172,267        2,453,198
First Trust Active Factor Small Cap ETF                     2,566,497        2,557,779
First Trust Innovation Leaders ETF                          2,987,781               --
First Trust Expanded Technology ETF                        15,557,719               --


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

                                                                         Page 61


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2021

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2022 for
LDSF, AFLG, AFMC and AFSM, May 24, 2023 for ILDR, and June 8, 2023 for XPND.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

On September 20, 2021, FT Cboe Vest International Equity Buffer ETF - September
and FT Cboe Vest Nasdaq-100(R) Buffer ETF - September, each an additional series of the Trust, began trading under the symbols "YSEP" and "QSPT," respectively, on Cboe BZX Exchange, Inc.

On September 21, 2021, First Trust SkyBridge Crypto Industry and Digital Economy
ETF, an additional series of the Trust, began trading under the symbol "CRPT" on
NYSE Arca.

On October 14, 2021, First Trust Multi-Manager Small Cap Opportunities ETF, an
additional series of the Trust, began trading under the symbol "MMSC" on NYSE
Arca.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust Low Duration Strategic Focus ETF, First Trust Active Factor Large Cap ETF,
First Trust Active Factor Mid Cap ETF, First Trust Active Factor Small Cap ETF,
First Trust Innovation Leaders ETF, and First Trust Expanded Technology ETF (the
"Funds"), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of
August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.


-----------------------------------------------------------------------------------------------------------------------
           INDIVIDUAL FUNDS                  STATEMENTS OF            STATEMENTS OF                  FINANCIAL
         INCLUDED IN THE TRUST                 OPERATIONS         CHANGES IN NET ASSETS             HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------
First Trust Low Duration Strategic        For the year ended     For the years ended        For the years ended August
   Focus ETF (LDSF)                       August 31, 2021        August 31, 2021 and 2020   31, 2021 and 2020 and the
                                                                                            period from January 3, 2019
                                                                                            (commencement of
                                                                                            operations) through
                                                                                            August 31, 2019
-----------------------------------------------------------------------------------------------------------------------
First Trust Active Factor Large Cap ETF   For the year ended     For the year ended August 31, 2021 and the period from
   (AFLG)                                 August 31, 2021        December 3, 2019 (commencement of operations)
                                                                 through August 31, 2020
First Trust Active Factor Mid Cap ETF
   (AFMC)

First Trust Active Factor Small Cap ETF
   (AFSM)
-----------------------------------------------------------------------------------------------------------------------
First Trust Innovation Leaders ETF        For the period from May 25, 2021 (commencement of operations) through
   (ILDR)                                 August 31, 2021
-----------------------------------------------------------------------------------------------------------------------
First Trust Expanded Technology ETF       For the period from June 14, 2021 (commencement of operations) through
   (XPND)                                 August 31, 2021
-----------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our

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audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 22, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable period ended August 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                   Dividends Received Deduction
                                                   ----------------------------
First Trust Low Duration Strategic Focus ETF                   0.00%
First Trust Active Factor Large Cap ETF                      100.00%
First Trust Active Factor Mid Cap ETF                        100.00%
First Trust Active Factor Small Cap ETF                      100.00%
First Trust Innovation Leaders ETF                             0.00%
First Trust Expanded Technology ETF                            0.00%

For the taxable period ended August 31, 2021, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

                                                    Qualified Dividend Income
                                                   ----------------------------
First Trust Low Duration Strategic Focus ETF                   0.00%
First Trust Active Factor Large Cap ETF                      100.00%
First Trust Active Factor Mid Cap ETF                        100.00%
First Trust Active Factor Small Cap ETF                      100.00%
First Trust Innovation Leaders ETF                             0.00%
First Trust Expanded Technology ETF                            0.00%

A portion of each of the Funds' 2021 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal period ended August
31, 2021, may be eligible for the Qualified Business Income Deduction (QBI)
under Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts
(REITs) these Funds invest in.

Distributions paid to foreign shareholders for the taxable year ended August 31,
2021, that were properly designated by LDSF as "interest-related dividends" or
"short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer,


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ADDITIONAL INFORMATION (CONTINUED)
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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

           NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                               ADVISORY AGREEMENT

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT
                FOR FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor"), on behalf of the First Trust Low Duration Strategic Focus ETF
(the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021. The
Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Investment Committee is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Investment
Committee, including the Board's prior meetings with members of the Investment
Committee. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

a robust program for monitoring the Advisor's and the Fund's compliance with the
1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the
Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because the Fund invests in underlying ETFs, including ETFs in the First Trust Fund
Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio (excluding acquired fund fees and expenses, as applicable) of the peer funds in its Expense Group. The
Board also noted that the Fund's total (net) expense ratio (including acquired fund fees and expenses) was above the median total (net) expense ratio
(including acquired fund fees and expenses, as applicable) of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April
26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended
December 31, 2020 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the
Board noted that the Fund underperformed the Performance Universe median and the blended benchmark index for the one-year period ended December 31, 2020.

On the basis of all the information provided on the unitary fee for the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the
Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. In addition, the Board considered that

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

the Advisor, as the investment advisor to certain of the underlying ETFs in which the Fund invests, will recognize additional revenue from such underlying
ETFs if investment by the Fund causes the assets of the underlying ETFs to grow.
The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

      BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT
                                 AGREEMENT FOR

                    FIRST TRUST ACTIVE FACTOR LARGE CAP ETF
                    FIRST TRUST ACTIVE FACTOR MID CAP ETF
                    FIRST TRUST ACTIVE FACTOR SMALL CAP ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor"), on behalf of the following three series of the Trust (each a
"Fund" and collectively, the "Funds"):

        First Trust Active Factor Large Cap ETF (AFLG)
        First Trust Active Factor Mid Cap ETF (AFMC)
        First Trust Active Factor Small Cap ETF (AFSM)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6-7, 2021. The
Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the
"Expense Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.
The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor's Investment Committee is responsible for the day-to-day management of each Fund's investments. The Board


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

considered the background and experience of the members of the Investment
Committee, including the Board's prior meetings with members of the Investment
Committee. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the
1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the
Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each of AFLG and AFMC was above the median total (net) expense ratio of the peer funds in its respective Expense Group and that the unitary fee rate for AFSM was below the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information comparing each Fund's performance for the one-year period ended December 31, 2020 to the performance of the funds in its Performance
Universe and to that of a benchmark index. Based on the information provided, the Board noted that each Fund underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2020.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each
Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                                                                         Page 71


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

 BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT FOR
                       FIRST TRUST INNOVATION LEADERS ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of
First Trust Innovation Leaders ETF (the "Fund"), for an initial two-year term at a meeting held on April 26, 2021. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the
Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the
Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the
Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate,
First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund
Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.
The Board noted that the Fund will be an actively-managed ETF and considered that the Advisor manages other ETFs with a similar structure in the First Trust
Fund Complex. The Board noted that the Advisor's Research Group will be responsible for the day-to-day management of the Fund's investments and considered the background and experience of the members of the Research Group.
The Board considered that the Advisor applies the same oversight model internally with the Research Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940
Act, as well as the Fund's compliance with its investment objective, policies and restrictions. At the meeting, the Trustees received a presentation from representatives of the Research Group and were able to ask questions about the team and the proposed investment strategy for the Fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.75% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the
Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the
Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the
Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other
ETFs managed by the Advisor, the Board considered the Advisor's statement that the Fund will be most comparable to three other actively-managed ETFs managed by


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

the Advisor that pay unitary fees at annual rates that range from 0.70% to 0.85%
of their respective average daily net assets, due to their shared focus on targeted global exposures with robust investment processes and objectives to track a given market segment. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust
Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement. The Board considered the Advisor's estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the Advisor's estimate of the profitability of the Agreement if the Fund's assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the
Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The
Board noted that the Advisor will not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

 BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT FOR
                      FIRST TRUST EXPANDED TECHNOLOGY ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of
First Trust Expanded Technology ETF (the "Fund"), for an initial two-year term at a meeting held on June 7, 2021. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the
Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the
Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the
Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate,
First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund
Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.
The Board noted that the Fund will be an actively-managed ETF and considered that the Advisor manages other ETFs with a similar structure in the First Trust
Fund Complex. The Board noted that the Advisor's Research Group will be responsible for the day-to-day management of the Fund's investments and considered the background and experience of the members of the Research Group.
The Board considered that the Advisor applies the same oversight model

                                                                         Page 73

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

internally with the Research Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940
Act, as well as the Fund's compliance with its investment objective, policies and restrictions. At the meeting, the Trustees received a presentation from a representative of the Research Group and were able to ask questions about the group and the proposed investment strategy for the Fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.65% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the
Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in the Expense
Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the
Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other
ETFs managed by the Advisor, the Board considered the Advisor's statement that the Fund will be most comparable to three other actively-managed ETFs managed by the Advisor that pay unitary fees at annual rates that range from 0.55% to 0.70%
of their respective average daily net assets, due to their shared focus on U.S.
equity exposures with robust investment processes and objectives to track a given market segment. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the
Agreement, the Board determined that the proposed unitary fee was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust
Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement. The Board considered the Advisor's estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the Advisor's estimate of the profitability of the Agreement if the Fund's assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the
Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The
Board noted that the Advisor will not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 26, 2021 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee's annual meeting held on March 16, 2021 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 75

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                  FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS                OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          210          None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           210          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial            210          Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),          210          None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              210          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
       NAME                    OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer
(1966)                Executive Officer                                (January 2016 to Present), Controller (January 2011
                                                   o Since Inception   to January 2016), Senior Vice President (April 2007
                                                                       to January 2016), First Trust Advisors L.P. and First
                                                                       Trust Portfolios L.P.; Chief Financial Officer
                                                                       (January 2016 to Present), BondWave LLC
                                                                       (Software Development Company) and Stonebridge
                                                                       Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since Inception   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term   General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                    First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception   Counsel, BondWave LLC; Secretary, Stonebridge
                                                                       Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                          and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1966)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1970)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 77


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        First Trust Multi-Manager Large Growth ETF (MMLG)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2021
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                 ANNUAL REPORT
                                AUGUST 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Wellington Management Company LLP ("Wellington")
and/or Sands Capital Management, LLC ("Sands Capital") (each, a "Sub-Advisor"
and together, "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact.
For example, forward-looking statements include the use of words such as
"anticipate," "estimate," "intend," "expect," "believe," "plan," "may,"
"should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (First Trust Multi-Manager Large Growth ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Multi-Manager Large Growth ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended August 31, 2021.

The coronavirus ("COVID-19") pandemic has proven to be as stubborn as advertised. We were warned by the scientific community early on that we would have to coexist with this virus from here on out, and that appears to be the case some 19 months after its onset. While the three main vaccines have proven to be effective at keeping those people who have gotten all the required shots out of the hospital, the U.S., unfortunately, had only achieved a 54% fully vaccinated rate as of September 9, 2021, according to the Centers for Disease
Control and Prevention. If you add in the people ages 18 and older who have received just one of the two-dose vaccines, it jumps to 75.3%. The U.S. and global economies continue to underperform due to the pandemic. The U.S. alone had a record high 10.9 million job openings at the end of July 2021, according to the latest Job Openings and Labor Turnover Survey from the Department of
Labor. It appears that many people do not seem to want to work right now. An estimated 7.5 million unemployment recipients in the U.S. were scheduled to lose their benefits on September 6, 2021. Perhaps that will be enough to incentivize people to go back to work.

The Federal Reserve (the "Fed") continues to play a major role in the U.S.
economy. It has kept short-term interest rates artificially low for the better part of the past 13 years. The Federal Funds target rate (upper bound), while held at 0.25% for roughly nine of those 13 years, reached as high as 2.50% in the same 13-year period, but only for a few months and that was just prior to the COVID-19 pandemic, according to data from the Fed. For comparative purposes, the target rate averaged 2.56% for the 30-year period ended September 21, 2021.
It currently stands at 0.25%. In addition to keeping rates low, the Fed has been buying assets, specifically Treasuries and mortgage-backed securities. It has been buying a combined $120 billion of these securities every month. This has helped keep bond yields artificially low as well. As of February 26, 2020, the value of the assets on the Fed's balance sheet totaled $4.16 trillion, according to its own data. As of September 15, 2021, the assets were valued at $8.45 trillion. Keep in mind, the balance sheet stood at $1 trillion on September 17,
2008. That was during the 2007-2008 Financial Crisis. Due to the reopening of the U.S. economy and a bigger-than-expected rise in inflation this year, the Fed has signaled that it could begin to taper its bond buying program by the end of
2021. With respect to the Federal Funds rate, the Fed continues to say it intends to leave short-term rates where they are until 2023. In other words, the
Fed is poised to maintain its accommodative stance towards monetary policy. They are not looking to get tight - just less loose. We will monitor this scenario closely in the months ahead to see if the Fed's actions impact the direction of interest rates and bond yields.

Overall, I am pleased to report that the securities markets have performed well in this tumultuous climate. It appears, in our opinion, that the extremely low interest rates offered on savings vehicles has motivated many investors to assume more risk to potentially generate higher returns. The S&P 500(R) Index
(the "Index") posted a total return of 31.17% for the 12-month period ended
August 31, 2021, according to Bloomberg. For comparative purposes, from 1926 through 2020 (95 years), the Index returned an average of 10.28% per year on a total return basis, according to Morningstar/Ibbotson Associates. Should interest rates and bond yields eventually trend higher, investors should be prepared for a bit of turbulence as stocks and bonds may be subjected to some potential short-term profit taking, in my opinion. Having said that, I encourage investors to stay the course. I remain optimistic due in large part to the trillions of dollars in government stimulus money already circulating in the economy as well as the potential for trillions of additional dollars from
President Joe Biden's infrastructure and "human infrastructure" bills still weaving their way through Congress. It's hard to bet against growth in the current climate.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)

The First Trust Multi-Manager Large Growth ETF (the "Fund") seeks to provide long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those companies with market capitalizations within the market capitalization range of the companies comprising the Russell
1000(R) Growth Index (as of the index's most recent reconstitution). The Fund's portfolio is principally composed of common stocks issued by companies domiciled in the United States, common stocks issued by non-U.S. companies that are principally traded in the United States and American Depositary Receipts. The
Fund utilizes a multi-manager approach to provide exposure to the large capitalization growth segment of the equity market through the blending of multiple portfolio management teams. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol "MMLG."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (7/21/20)     Inception (7/21/20)
                                                           8/31/21            to 8/31/21              to 8/31/21
FUND PERFORMANCE
NAV                                                         29.65%              37.80%                  42.85%
Market Price                                                29.49%              37.75%                  42.80%

INDEX PERFORMANCE
Russell 1000(R) Index                                       32.25%              37.61%                  42.64%
Russell 1000(R) Growth Index                                28.53%              38.72%                  43.92%
---------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            39.3%
Communication Services                            25.1
Consumer Discretionary                            13.5
Health Care                                       11.7
Industrials                                        6.3
Consumer Staples                                   1.7
Financials                                         1.0
Real Estate                                        0.9
Materials                                          0.5
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Sea Ltd., ADR                                      6.5%
Facebook, Inc., Class A                            4.8
Netflix, Inc.                                      4.5
Amazon.com, Inc.                                   4.2
Microsoft Corp.                                    4.0
ServiceNow, Inc.                                   3.8
Square, Inc., Class A                              3.5
Visa, Inc., Class A                                3.1
Alphabet, Inc., Class A                            3.0
Apple, Inc.                                        2.9
                                                --------
     Total                                        40.3%
                                                ========


                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            JULY 21, 2020 - AUGUST 31, 2021

           First Trust Multi-Manager      Russell 1000(R)      Russell 1000(R)
               Large Growth ETF                Index            Growth Index
1/3/19              $10,000                   $10,000              $10,000
8/31/20              11,018                    10,785               11,198
2/28/21              12,233                    12,056               11,796
8/31/21              14,285                    14,264               14,392


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Multi-Manager Large Growth ETF ("MMLG" or the
"Fund"). The following serve as investment sub-advisors (each, a "Sub-Advisor")
to the Fund: Wellington Management Company LLP ("Wellington") and Sands Capital
Management, LLC ("Sands Capital"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, selecting and overseeing the investment sub-advisors, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

THE ADVISOR'S INVESTMENT COMMITTEE, WHICH MANAGES THE FUND'S INVESTMENTS,
CONSISTS OF:
o     Daniel J. Lindquist, Managing Director of First Trust
o     Jon C. Erickson, Senior Vice President of First Trust
o     David G. McGarel, Chief Investment Officer, Chief Operating Officer and
      Managing Director of First Trust
o     Roger F. Testin, Senior Vice President of First Trust
o     Stan Ueland, Senior Vice President of First Trust
o     Chris A. Peterson, CFA, Senior Vice President of First Trust

                         SUB-ADVISOR PORTFOLIO MANAGERS
WELLINGTON
o     Douglas W. McLane, CFA, Senior Managing Director, Partner and Equity
      Portfolio Manager

SANDS CAPITAL
o     Frank M. Sands, CFA, Chief Investment Officer and Chief Executive Officer
o     Michael A. Sramek, CFA, Senior Portfolio Manager, Research Analyst and
      Managing Director
o     Wesley A. Johnston, CFA, Portfolio Manager and Senior Research Analyst
o     Thomas H. Trentman, CFA, Portfolio Manager and Senior Research Analyst

                                   COMMENTARY

MARKET RECAP

U.S. equities, as measured by the S&P 500(R) Index and the Russell 1000(R)
Growth Index (the "Benchmark"), posted outsized total returns for the 12-month period ended August 31, 2021. Returns for the period were nearly three times that of an average calendar year for the S&P 500(R) Index. From 1926-2020, the average annual total return on the S&P 500(R) Index was 10.28%, according to
Morningstar/Ibbotson Associates. Growth stocks, particularly with respect to technology companies, benefited from 2020's "work from home" trade as the coronavirus ("COVID-19") pandemic-induced social distancing and lockdowns boosted shares of businesses delivering digital services. In the fourth quarter of 2020, a sharp escalation in COVID-19 infections in the U.S. and renewed government restrictions were eventually overshadowed by the development of
COVID-19 vaccines. Growth stocks took a pause in early 2021 relative to value stocks (cyclicals) as the "reflation" trade took hold amid a reopening economy.
In the U.S., the Consumer Price Index ("CPI") increased from a paltry 1.3%
(trailing 12-month basis) in August 2020 to a robust 5.3% in August 2021. Over the past 12 months, the yield on the Benchmark 10-Year Treasury Note rose from
0.71% to 1.31%, but reached as high as 1.74% in March 2021 due, in part, to the spike in inflation. Despite the ongoing battle with the COVID-19 virus and the related economic fallout, markets have been buoyed by robust corporate earnings, accelerating stock buybacks and extremely accommodative monetary policy from the
Federal Reserve (the "Fed").

PERFORMANCE ANALYSIS

For the 12-month period ended August 31, 2021, the Fund returned 29.65% while the Benchmark returned 28.53%, according to Bloomberg.

The outperformance of the Fund of 112 basis points was driven primarily by strong returns in the Communication Services sector especially on the back of an off-Benchmark position in Sea Ltd., a global consumer internet company, which returned 121.4% for the period and was approximately 4.8% of the Fund.
Offsetting some of the gains was an underweight to Alphabet Inc., which was up approximately 78% for the period. Another contributor was the Consumer
Discretionary sector where the Fund was underweight as the sector underperformed the overall benchmark. Additionally, security selection in the Consumer
Discretionary sector contributed as the Fund returns in this sector outperformed the Benchmark.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                 ANNUAL REPORT
                          AUGUST 31, 2021 (UNAUDITED)

On the flip side, Information Technology was the largest detractor from performance with an underweight versus the Benchmark as the sector outperformed in addition to securities in the portfolio within the sector returning less than the Benchmark. Though on a relative basis the sector detracted from performance,
Information Technology was one of the top contributors to the Fund's total returns from an absolute basis.

MARKET AND FUND OUTLOOK

The shifts in market leadership over the 12-month period ended August 31, 2021 illustrate how unpredictable markets can be in the short-term. Exogenous factors can have an outsized influence in short-term price movements, and these factors are impossible to correctly predict, we believe, with any repeatable process.
Over longer time periods, history shows us that stock prices tend to follow compounded earnings growth, and that most value creation accrues to a select group of businesses. One of the ways in which earnings grow over time is through capital spending. With respect to the infrastructure bills circulating through
Congress, the impetus for new spending is to extend the robust growth rates well into the next year while at the same time improving physical infrastructure in the U.S. Details on investments that have been leaked suggest that it will extend the robust construction cycle, but it will be important to know the extent to which corporate tax rates are raised to help fund the spending.
Investors should monitor the comments from the Fed moving forward. The Fed's most recent forecast still has the first round of interest rate hikes occurring sometime in 2023. Keep in mind, projections are subject to change and could be influenced by events such as inflation trending higher.

                                                                          Page 5


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2021 (UNAUDITED)

As a shareholder of First Trust Multi-Manager Large Growth ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------
                                                                                      ANNUALIZED
                                                                                     EXPENSE RATIO   EXPENSES PAID
                                                     BEGINNING         ENDING        BASED ON THE     DURING THE
                                                   ACCOUNT VALUE    ACCOUNT VALUE      SIX-MONTH       SIX-MONTH
                                                   MARCH 1, 2021   AUGUST 31, 2021      PERIOD        PERIOD (a)
------------------------------------------------------------------------------------------------------------------
FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
Actual                                               $1,000.00        $1,167.70          0.85%           $4.64
Hypothetical (5% return before expenses)             $1,000.00        $1,020.92          0.85%           $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2021 through August 31, 2021), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 98.0%
               AEROSPACE & DEFENSE -- 0.4%
        8,948  Raytheon Technologies Corp.              $     758,433
                                                        -------------
               AIR FREIGHT & LOGISTICS -- 0.4%
        2,442  FedEx Corp.                                    648,815
                                                        -------------
               BEVERAGES -- 0.9%
        3,527  Constellation Brands, Inc., Class A            744,691
        8,155  Monster Beverage Corp. (a)                     795,683
                                                        -------------
                                                            1,540,374
                                                        -------------
               BIOTECHNOLOGY -- 1.1%
       17,108  Sarepta Therapeutics, Inc. (a)               1,336,477
        3,622  Seagen, Inc. (a)                               607,047
                                                        -------------
                                                            1,943,524
                                                        -------------
               BUILDING PRODUCTS -- 0.4%
        6,971  Fortune Brands Home &
                  Security, Inc.                              678,766
                                                        -------------
               CHEMICALS -- 0.5%
        2,810  Sherwin-Williams (The) Co.                     853,313
                                                        -------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.3%
        4,707  Republic Services, Inc.                        584,280
                                                        -------------
               C OMMUNICATIONS EQUIPMENT
                 -- 0.7%
        4,783  Motorola Solutions, Inc.                     1,168,104
                                                        -------------
               CONSUMER FINANCE -- 0.6%
        5,982  American Express Co.                           992,773
                                                        -------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.3%
        4,743  CDW Corp.                                      951,493
        7,579  Cognex Corp.                                   671,651
       13,918  Corning, Inc.                                  556,581
                                                        -------------
                                                            2,179,725
                                                        -------------
               ENTERTAINMENT -- 12.2%
       13,387  Netflix, Inc. (a)                            7,619,747
       32,445  Sea Ltd., ADR (a)                           10,976,792
        3,802  Walt Disney (The) Co. (a)                      689,303
       43,049  Warner Music Group Corp.,
                  Class A                                   1,635,862
                                                        -------------
                                                           20,921,704
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 0.9%
        3,062  Alexandria Real Estate Equities,
                  Inc.                                        631,905
       10,332  Equity LifeStyle Properties, Inc.              878,943
                                                        -------------
                                                            1,510,848
                                                        -------------
               FOOD & STAPLES RETAILING -- 0.2%
       13,261  Grocery Outlet Holding Corp. (a)               345,184
                                                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 6.6%
        5,581  Align Technology, Inc. (a)               $   3,956,929
        9,877  Baxter International, Inc.                     752,825
        2,809  Danaher Corp.                                  910,565
        3,350  Dexcom, Inc. (a)                             1,773,557
       14,245  Edwards Lifesciences Corp. (a)               1,669,229
        9,140  Hologic, Inc. (a)                              723,431
        1,335  Teleflex, Inc.                                 527,939
        2,101  West Pharmaceutical Services, Inc.             948,854
                                                        -------------
                                                           11,263,329
                                                        -------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 1.1%
        2,541  Laboratory Corp. of America
                  Holdings (a)                                770,889
        2,900  UnitedHealth Group, Inc.                     1,207,183
                                                        -------------
                                                            1,978,072
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.8%
       13,308  Airbnb, Inc., Class A (a)                    2,062,607
          462  Booking Holdings, Inc. (a)                   1,062,448
          659  Chipotle Mexican Grill, Inc. (a)             1,254,294
        1,692  McDonald's Corp.                               401,782
                                                        -------------
                                                            4,781,131
                                                        -------------
               HOUSEHOLD PRODUCTS -- 0.6%
        6,959  Procter & Gamble (The) Co.                     990,892
                                                        -------------
               INSURANCE -- 0.3%
        3,323  Chubb Ltd.                                     611,166
                                                        -------------
               INTERACTIVE MEDIA & SERVICES
                  -- 11.0%
        1,721  Alphabet, Inc., Class A (a)                  4,980,488
          533  Alphabet, Inc., Class C (a)                  1,550,625
       21,272  Facebook, Inc., Class A (a)                  8,070,171
       19,841  Match Group, Inc. (a)                        2,726,947
       14,876  Zillow Group, Inc., Class C (a)              1,424,675
                                                        -------------
                                                           18,752,906
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 5.7%
        2,038  Amazon.com, Inc. (a)                         7,073,470
        8,309  DoorDash, Inc., Class A (a)                  1,590,343
        5,734  Fiverr International Ltd. (a)                1,029,310
                                                        -------------
                                                            9,693,123
                                                        -------------
               IT SERVICES -- 14.9%
        1,741  EPAM Systems, Inc. (a)                       1,101,722
        4,072  Fidelity National Information
                  Services, Inc.                              520,279
        2,827  FleetCor Technologies, Inc. (a)                744,293
        4,721  Global Payments, Inc.                          767,823
        7,799  GoDaddy, Inc., Class A (a)                     571,745
        5,228  Mastercard, Inc., Class A                    1,810,090
        6,069  PayPal Holdings, Inc. (a)                    1,751,878
        1,272  Shopify, Inc., Class A (a)                   1,939,520
        5,485  Snowflake, Inc., Class A (a)                 1,669,360

                        See Notes to Financial Statements                Page 7


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               IT SERVICES (CONTINUED)
       21,732  Square, Inc., Class A (a)                $   5,825,697
        9,954  Twilio, Inc., Class A (a)                    3,553,180
       22,567  Visa, Inc., Class A                          5,170,100
                                                        -------------
                                                           25,425,687
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.6%
        1,912  Thermo Fisher Scientific, Inc.               1,061,064
                                                        -------------
               MACHINERY -- 0.6%
        2,607  Deere & Co.                                    985,524
                                                        -------------
               MEDIA -- 1.4%
        2,976  Charter Communications, Inc.,
                  Class A (a)                               2,430,380
                                                        -------------
               PHARMACEUTICALS -- 2.0%
        5,808  Eli Lilly and Co.                            1,500,148
        9,177  Zoetis, Inc.                                 1,877,247
                                                        -------------
                                                            3,377,395
                                                        -------------
               PROFESSIONAL SERVICES -- 2.4%
        2,053  CACI International, Inc.,
                  Class A (a)                                 528,729
       22,878  CoStar Group, Inc. (a)                       1,938,682
        3,150  Equifax, Inc.                                  857,619
        8,192  Leidos Holdings, Inc.                          803,717
                                                        -------------
                                                            4,128,747
                                                        -------------
               ROAD & RAIL -- 1.6%
       71,564  Uber Technologies, Inc. (a)                  2,801,015
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 2.7%
        9,201  Advanced Micro Devices, Inc. (a)             1,018,735
        6,318  Entegris, Inc.                                 759,044
       14,067  Marvell Technology, Inc.                       860,760
        2,697  NVIDIA Corp.                                   603,723
        7,259  Texas Instruments, Inc.                      1,385,816
                                                        -------------
                                                            4,628,078
                                                        -------------
               SOFTWARE -- 15.7%
        3,801  Adobe, Inc. (a)                              2,522,724
        7,190  Atlassian Corp. PLC, Class A (a)             2,639,161
        1,717  DocuSign, Inc. (a)                             508,644
        6,547  Intuit, Inc.                                 3,706,322
       22,295  Microsoft Corp.                              6,730,415
        1,445  Paycom Software, Inc. (a)                      706,461
        6,847  salesforce.com, Inc. (a)                     1,816,304
        9,914  ServiceNow, Inc. (a)                         6,381,047
        7,046  SS&C Technologies Holdings,
                  Inc.                                        533,100
        4,538  Workday, Inc., Class A (a)                   1,239,600
                                                        -------------
                                                           26,783,778
                                                        -------------
               SPECIALTY RETAIL -- 3.1%
        2,076  Burlington Stores, Inc. (a)                    621,741
        3,946  Carvana Co. (a)                              1,294,525
       15,321  Floor & Decor Holdings, Inc.,
                  Class A (a)                               1,889,079

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               ASPECIALTY RETAIL (CONTINUED)
       20,019  TJX (The) Cos., Inc.                     $   1,455,782
                                                        -------------
                                                            5,261,127
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 3.3%
       32,430  Apple, Inc.                                  4,923,847
        8,890  NetApp, Inc.                                   790,588
                                                        -------------
                                                            5,714,435
                                                        -------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 1.7%
        2,129  Lululemon Athletica, Inc. (a)                  851,962
        8,164  NIKE, Inc., Class B                          1,344,937
        8,942  V.F. Corp.                                     683,795
                                                        -------------
                                                            2,880,694
                                                        -------------
               TOTAL COMMON STOCKS -- 98.0%               167,674,386
               (Cost $152,282,989)                      -------------

               MONEY MARKET FUNDS -- 2.0%
    3,392,712  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class -
                  0.01% (b)                                 3,392,712
               (Cost $3,392,712)                        -------------

               TOTAL INVESTMENTS -- 100.0%                171,067,098
               (Cost $155,675,701) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%                       (62,261)
                                                        -------------
               NET ASSETS -- 100.0%                     $ 171,004,837
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $155,980,010. As of
      August 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $18,270,745 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $3,183,657. The net unrealized appreciation was $15,087,088.

ADR   - American Depositary Receipt

Page 8                  See Notes to Financial Statements


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2021

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                           LEVEL 2         LEVEL 3
                          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                           QUOTED        OBSERVABLE      UNOBSERVABLE
                           PRICES          INPUTS           INPUTS
                        ---------------------------------------------
Common Stocks*          $167,674,386     $        --     $         --
Money Market Funds         3,392,712              --               --
                        ---------------------------------------------
Total Investments       $171,067,098     $        --     $         --
                        =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 9


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2021


ASSETS:
Investments, at value..................................................      $   171,067,098
Dividends receivable...................................................               59,245
                                                                             ---------------
   Total Assets........................................................          171,126,343
                                                                             ---------------
LIABILITIES:
Investment advisory fees payable.......................................              121,506
                                                                             ---------------
   Total Liabilities...................................................              121,506
                                                                             ---------------
NET ASSETS.............................................................      $   171,004,837
                                                                             ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   156,178,541
Par value..............................................................               60,500
Accumulated distributable earnings (loss)..............................           14,765,796
                                                                             ---------------
NET ASSETS.............................................................      $   171,004,837
                                                                             ===============
NET ASSET VALUE, per share.............................................      $         28.27
                                                                             ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            6,050,002
                                                                             ===============
Investments, at cost...................................................      $   155,675,701
                                                                             ===============


Page 10                 See Notes to Financial Statements


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2021


INVESTMENT INCOME:
Dividends..............................................................      $       139,647
                                                                             ---------------
   Total investment income.............................................              139,647
                                                                             ---------------
EXPENSES:
Investment advisory fees...............................................              332,094
                                                                             ---------------
   Total expenses......................................................              332,094
                                                                             ---------------
NET INVESTMENT INCOME (LOSS)...........................................             (192,447)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................             (509,133)
   In-kind redemptions.................................................            1,928,235
                                                                             ---------------
Net realized gain (loss) on investments................................            1,419,102
                                                                             ---------------
Net change in unrealized appreciation (depreciation) on investments....           15,190,009
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           16,609,111
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $    16,416,664
                                                                             ===============


                        See Notes to Financial Statements                Page 11


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                YEAR             PERIOD
                                                                                                ENDED             ENDED
                                                                                              8/31/2021       8/31/2020 (a)
                                                                                           ---------------   ---------------
OPERATIONS:
Net investment income (loss).........................................................      $      (192,447)  $          (491)
Net realized gain (loss).............................................................            1,419,102               632
Net change in unrealized appreciation (depreciation).................................           15,190,009           201,388
                                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from operations......................           16,416,664           201,529
                                                                                           ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations................................................................               (6,060)               --
                                                                                           ---------------   ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold............................................................          164,222,162         1,984,028
Cost of shares redeemed..............................................................          (11,813,486)               --
                                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from shareholder transactions........          152,408,676         1,984,028
                                                                                           ---------------   ---------------
Total increase (decrease) in net assets..............................................          168,819,280         2,185,557

NET ASSETS:
Beginning of period..................................................................            2,185,557                --
                                                                                           ---------------   ---------------
End of period........................................................................      $   171,004,837      $  2,185,557
                                                                                           ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..............................................              100,002                --
Shares sold..........................................................................            6,400,000           100,002
Shares redeemed......................................................................             (450,000)               --
                                                                                           ---------------   ---------------
Shares outstanding, end of period....................................................            6,050,002           100,002
                                                                                           ===============   ===============


(a)   Inception date is July 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 12                 See Notes to Financial Statements


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR          PERIOD
                                                                      ENDED          ENDED
                                                                    8/31/2021    8/31/2020 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  21.86        $  19.84
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................         0.01           (0.00) (b)
Net realized and unrealized gain (loss)........................         6.46            2.02
                                                                    --------        --------
Total from investment operations...............................         6.47            2.02
                                                                    --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................        (0.04)             --
Net realized gain..............................................        (0.02)             --
                                                                    --------        --------
Total distributions............................................        (0.06)             --
                                                                    --------        --------
Net asset value, end of period.................................     $  28.27        $  21.86
                                                                    ========        ========
TOTAL RETURN (c)...............................................        29.65%          10.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $171,005        $  2,186
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (d)
Ratio of net investment income (loss) to average net assets....        (0.49)%         (0.21)% (d)
Portfolio turnover rate (e)....................................           21%              2%


(a)   Inception date is July 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 13


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of forty-nine funds that are offering shares. This report covers the First Trust Multi-Manager Large Growth ETF (the "Fund"), which trades under the ticker "MMLG" on NYSE Arca, Inc ("NYSE Arca"). The Fund represents a separate series of shares of beneficial interest in the Trust.
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those companies with market capitalizations within the market capitalization range of the companies comprising the Russell
1000(R) Growth Index (as of the index's most recent reconstitution). The Fund's portfolio is principally composed of common stocks issued by companies domiciled in the United States, common stocks issued by non-U.S. companies that are principally traded in the United States and American Depositary Receipts. The
Fund utilizes a multi-manager approach to provide exposure to the large capitalization growth segment of the equity market through the blending of multiple portfolio management teams. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security

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               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2021

whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of August 31, 2021, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

                                                                         Page 15

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               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2021

The tax character of distributions paid by the Fund during the fiscal year ended
August 31, 2021 was as follows:

Distributions paid from:
Ordinary income...............................  $      6,060
Capital gains.................................            --
Return of capital.............................            --

The Fund did not pay a distribution during its fiscal period ended August 31,
2020.

As of August 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................  $   (189,729)
Accumulated capital and other gain (loss).....      (131,563)
Net unrealized appreciation (depreciation)....    15,087,088

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020 and
2021 remain open to federal and state audit. As of August 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2021, the
Fund had no capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2021, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

                      Qualified Late Year Losses
               -----------------------------------------
               Ordinary Losses            Capital Losses
               ----------------           --------------
               $        189,729           $      131,563

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2021, the adjustments for the Fund were as follows:

                                Accumulated
                Accumulated     Net Realized
               Net Investment   Gain (Loss)       Paid-in
               Income (Loss)   on Investments     Capital
               --------------  --------------  --------------
                   $6,292       $(1,852,629)     $1,846,337

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2021

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the Fund's portfolio based on recommendations provided by the Sub-Advisors (defined below) and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. The Fund has agreed to pay
First Trust an annual management fee equal to 0.85% of its average daily net assets.

The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Wellington Management Company LLP ("Wellington")
and Sands Capital Management, LLC ("Sands Capital") (each, a "Sub-Advisor" and together, "Sub-Advisors"), to serve as non-discretionary investment sub-advisors to the Fund pursuant to sub-advisory agreements (the "Sub-Advisory Agreements").
In this capacity, Wellington and Sands Capital are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund's portfolio they have been allocated by First Trust. Pursuant to the Sub-Advisory Agreements, First Trust
has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.30% of the average daily net assets of the Fund (i.e., for each sub-advisor, 0.30% of the average daily net assets of the portion of the Fund's assets allocated to that sub-advisor). Each Sub-Advisor's fees are paid by First Trust out of First
Trust's management fee.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $9,176,962 and $9,367,208, respectively.

For the fiscal year ended August 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were $160,825,753 and $11,732,810, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase

                                                                         Page 17

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2021

process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2022.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On September 20, 2021, FT Cboe Vest International Equity Buffer ETF - September
and FT Cboe Vest Nasdaq-100(R) Buffer ETF - September, each an additional series of the Trust, began trading under the symbols "YSEP" and "QSPT," respectively, on Cboe BZX Exchange, Inc.

On September 21, 2021, First Trust SkyBridge Crypto Industry and Digital Economy
ETF, an additional series of the Trust, began trading under the symbol "CRPT" on
NYSE Arca.

On October 14, 2021, First Trust Multi-Manager Small Cap Opportunities ETF, an
additional series of the Trust, began trading under the symbol "MMSC" on NYSE
Arca.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Multi-Manager Large Growth ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund VIII, including the portfolio of investments, as of August
31, 2021, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended August 31, 2021 and the period from July 21, 2020 (commencement of operations) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended August 31, 2021 and for the period from July 21, 2020 (commencement of operations) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 26, 2021

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 19

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2021, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

                           Dividends     Qualified
                            Received      Dividend
                           Deduction       Income
                          ------------   ----------
                            100.00%       100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value,


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)

the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

                                                                         Page 21


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of First Trust Multi-Manager Large Growth ETF (the "Fund"), and First
Trust Advisors L.P. (the "Advisor"); the Investment Sub-Advisory Agreement (the
"Sands Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the
Advisor and Sands Capital Management, LLC ("Sands"); and the Investment
Sub-Advisory Agreement (the "Wellington Sub-Advisory Agreement") among the
Trust, on behalf of the Fund, the Advisor and Wellington Management Company LLP
("Wellington"). The Sands Sub-Advisory Agreement and the Wellington Sub-Advisory
Agreement are collectively referred to as the "Sub-Advisory Agreements." Sands and Wellington are each referred to as a "Sub-Advisor" and collectively as the
"Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board approved the continuation of the
Agreements for a one-year period ending June 30, 2022 at a meeting held on June
6-7, 2021. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6-7, 2021, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees,


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)

that, among other things, outlined: the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rates for the Fund as compared to fees charged to other clients of the
Sub-Advisors; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for each Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisors; and
information on the Advisor's and each Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisors. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and their counsel held prior to the June 6-7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor and the Sub-Advisors manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the
Agreements. The Board considered that the Fund is an actively-managed ETF and employs a multi-manager structure. With respect to the Advisory Agreement, the
Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the allocation of assets between the Sub-Advisors performed by members of the Advisor's Investment Committee, as well as the background and experience of the persons responsible for such services. The Board considered that each
Sub-Advisor acts as a non-discretionary manager providing model portfolio recommendations to the Advisor, and that the Advisor executes the Fund's portfolio trades. The Board noted that the Advisor oversees management of the
Fund's investments, including portfolio risk monitoring and performance review.
In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, each Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 26,
2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. With respect to the Sub-Advisory Agreements, the Board noted that the
Fund is an actively-managed ETF and the Sub-Advisors actively manage the Fund's investments. The Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor's non-discretionary management of the portion of the Fund's assets allocated to it. In considering each Sub-Advisor's services to the Fund, the Board noted the background and experience of each Sub-Advisor's portfolio management team and the Board's prior meetings with members of each portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the
Agreements have been and are expected to remain satisfactory and that the
Advisor and the Sub-Advisors have managed the Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the Advisor pays each
Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the
Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable. Because the
Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net)
expense ratio of the peer funds in the Expense Group. With respect to the
Expense Group, the Board, at the April 26, 2021 meeting, discussed with the
Advisor limitations in creating peer groups for actively-managed ETFs and that

                                                                         Page 23


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)

different business models may affect the pricing of services among ETF sponsors.
The Board noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the
Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. Because the Fund commenced operations on July 21, 2020 and therefore has a limited performance history, comparative performance information for the Fund was not considered.

On the basis of all the information provided on the unitary fee for the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the
Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the
Fund for the period from inception through December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2020. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft-dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

With respect to the Sands Sub-Advisory Agreement, the Board considered Sands'
statements that it did not believe there are any specific economies of scale in connection with providing sub-advisory services to the Fund that will benefit the Fund's shareholders and that Sands believes that the sub-advisory fee is appropriate given the services provided to the Fund. The Board did not review the profitability of Sands with respect to the Fund. The Board noted that the
Advisor pays Sands from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered fall-out benefits that may be realized by Sands from its relationship with the Fund, and noted Sands' statement that there are no additional benefits expected to be derived as part of its relationship with the
Fund given that the Advisor is responsible for trade execution. The Board noted
that Sands acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential fall-out benefits to Sands were not unreasonable.

With respect to the Wellington Sub-Advisory Agreement, the Board considered
Wellington's statement that it believes the sub-advisory fee schedule reflects the economies of scale inherent in providing investment advice to funds similar in size to the Fund, and that Wellington believes the fee schedule is competitive given the nature and quality of service provided by Wellington. The
Board did not review the profitability of Wellington with respect to the Fund.
The Board noted that the Advisor pays Wellington from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the
Advisor was more relevant. The Board considered fall-out benefits that may be realized by Wellington from its relationship with the Fund, and noted
Wellington's statements that it derives no ancillary economic benefits of the type that may accrue to an adviser that also provides distribution and other services, and that although not quantifiable Wellington recognizes the reputational benefit that accrues from its relationship with the Fund and the
Advisor. The Board noted that Wellington acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential fall-out benefits to Wellington were not unreasonable.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 26, 2021 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee's annual meeting held on March 16, 2021 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 25

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                  FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS                OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          210          None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           210          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial            210          Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),          210          None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              210          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
       NAME                    OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
 AND YEAR OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer
(1966)                Executive Officer                                (January 2016 to Present), Controller (January 2011
                                                   o Since Inception   to January 2016), Senior Vice President (April 2007
                                                                       to January 2016), First Trust Advisors L.P. and First
                                                                       Trust Portfolios L.P.; Chief Financial Officer
                                                                       (January 2016 to Present), BondWave LLC
                                                                       (Software Development Company) and Stonebridge
                                                                       Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since Inception   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term   General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                    First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception   Counsel, BondWave LLC; Secretary, Stonebridge
                                                                       Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                          and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1966)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P.
(1970)                                                                 and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 27

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PRIVACY POLICY
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               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

Sands Capital Management, LLC
1000 Wilson Boulevard, Suite 3000
Arlington, Virginia 22209

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

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[BLANK BACK COVER]

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Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	Not applicable.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $462,750 for the fiscal year ended August 31, 2020 and $819,125 for the fiscal year ended August 31, 2021.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2020 and $0 for the fiscal year ended August 31, 2021.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2020 and $0 for the fiscal year ended August 31, 2021.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $57,862 for the fiscal year ended August 31, 2020 and $107,971 for the fiscal year ended August 31, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for Passive Foreign Investment Company Identification.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for the fiscal year ended August 31, 2020 and $0 for the fiscal year ended August 31, 2021.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended August 31, 2020 and $0 for the fiscal year ended August 31, 2021.

All Other Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended August 31, 2020 and $0 for the fiscal year ended August 31, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:

(b) 0%	(b) 0%

(c) 0%	(c) 0%

(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended August 31, 2020, were $57,862 for the registrant, $47,170 for the registrant’s investment advisor and $70,330 for the registrant’s distributor; and for the fiscal year ended August 31, 2021 were $107,971 for the registrant, $23,200 for the registrant’s investment advisor and $29,500 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VIII
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 8, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	November 8, 2021

* Print the name and title of each signing officer under his or her signature.